ANNUAL REPORT
DECEMBER 31, 2002

[GRAPHIC]

LIBERTY VARIABLE INVESTMENT TRUST

STEINROE VARIABLE INVESTMENT TRUST

WANGER ADVISORS TRUST

2002 ANNUAL REPORT
LIBERTY VARIABLE INVESTMENT TRUST
STEINROE VARIABLE INVESTMENT TRUST
WANGER ADVISORS TRUST

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust

Dear Shareholder:

Early in 2002, signs of robust growth lifted investor hopes for better times for the economy and the stock markets. But the good news was short-lived. Scandals and bankruptcies, disappointing earnings reports, terrorist fears and the mounting threat of war in Iraq unsettled investors, who retreated to the highest quality bonds. All major stock market indexes declined late in the first quarter, and the decline sharpened as the economy failed to stage a convincing recovery. Stocks did not reverse course with any conviction until October.

A fourth-quarter rally in the stock market was helped by the Federal Reserve's decision in November to cut a key short-term interest rate by one half of one percent. The move was aimed at averting a double-dip recession. In fact, growth for the year was expected to average 3.0%, despite expectations for a relatively weak fourth quarter.

Free-spending American consumers accounted for nearly all the economy's growth during the year. Retail and auto sales continued strong into the fourth quarter, buoyed by incentives, sales and discounts. Homeowners refinanced mortgages at 30-year-low interest rates and pumped their added disposable income back into the economy. Business spending failed to move up in any meaningful way and the jobless rate climbed to 6.0%.

Although US stock markets gained ground in the fourth quarter, it wasn't enough to offset declines recorded earlier in the year. The S&P 500 Index, a broad measure of common stock performance, returned negative 22.09% for the year. Mid-cap stocks performed better than both large and small-cap stocks and value performed better than growth investments, although all were down for the year. Outside the United States, most major economies faltered while emerging economies in Asia and some in Eastern Europe fared better. The MSCI EAFE Index, which measures stock market performance in major developed countries, returned negative 15.94% for the year. Perhaps the biggest disappointment was Japan's failure to make any meaningful progress in solving its decade-old banking problems. Japan held onto economic growth by a slim margin during the year.

Bond markets topped the performance charts both in the United States and abroad. In general, higher quality bonds outperformed lower quality bonds. However, high-yield bonds rallied in the fourth quarter and corporate bonds, which lagged Treasuries throughout the year, took the lead in the fourth quarter.

The following reports provide more detailed information about the performance and the strategies used by the individual portfolio managers. As always, I encourage you to read the information contained in these reports and to maintain an active interest in your variable annuity.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

            - NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
Wanger Advisors Trust

                                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                                                  AS OF 12/31/02 (%)
                                                                        INCEPTION     1-YEAR    3-YEAR   5-YEAR   10-YEAR     LIFE
----------------------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Global Equity Fund, Variable Series -- Class A(1)                 6/1/00      -19.86   -20.04       --        --   -14.29
Colonial Global Equity Fund, Variable Series -- Class B                    6/1/99      -20.08   -20.23       --        --   -14.46
Colonial High Yield Securities Fund, Variable Series -- Class A           5/19/98       -3.64    -4.47       --        --    -3.13
Colonial International Fund for Growth, Variable Series -- Class A         5/2/94      -13.35   -18.85    -3.23        --    -1.69
Colonial International Fund for Growth, Variable Series -- Class B(2)      6/1/00      -13.56   -18.91    -3.28        --    -1.72
Colonial International Horizons Fund, Variable Series -- Class A(1)        6/1/00      -12.53   -18.49       --        --   -10.47
Colonial International Horizons Fund, Variable Series -- Class B           6/1/99      -12.93   -18.73       --        --   -10.69
Colonial Small Cap Value Fund, Variable Series -- Class A                 5/19/98       -6.12     6.85       --        --     2.59
Colonial Strategic Income Fund, Variable Series -- Class A                 7/5/94        8.41     4.03     3.97        --     6.75
Colonial U.S. Growth & Income Fund, Variable Series -- Class A             7/5/94      -21.95    -7.02     1.58        --    10.64
Crabbe Huson Real Estate Investment Fund, Variable Series -- Class A(1)    6/1/00        0.72    10.32       --        --     4.17
Liberty All-Star Equity Fund, Variable Series -- Class A                 11/17/97      -26.13   -11.85    -2.49        --    -2.28
Liberty Newport Japan Opportunities Fund, Variable Series -- ClassA       5/30/00      -13.44       --       --        --   -28.89
Liberty S&P 500 Index Fund, Variable Series -- Class A                    5/30/00      -22.55       --       --        --   -15.54
Liberty Select Value Fund, Variable Series -- Class A                     5/30/00      -11.07       --       --        --     0.98
Liberty Value Fund, Variable Series -- Class A                             7/1/93      -20.53    -2.62     1.61        --     8.82
Newport Tiger Fund, Variable Series -- Class A                             5/1/95      -16.96   -17.03    -2.13        --    -2.96
Rydex Financial Services Fund, Variable Series -- Class A                 5/30/00      -14.24       --       --        --    -3.05
Rydex Health Care Fund, Variable Series -- Class A                        5/30/00      -19.79       --       --        --    -6.61
Stein Roe Global Utilities Fund, Variable Series -- Class A                7/1/93      -13.32   -13.51    -0.31        --     5.14
Stein Roe Global Utilities Fund, Variable Series -- Class B(2)             6/1/00      -13.49   -13.66    -0.41        --     5.08

STEINROE VARIABLE INVESTMENT TRUST
Liberty Federal Securities Fund, Variable Series -- Class A                1/1/89        9.85     9.22     7.06      6.87       --
Stein Roe Balanced Fund, Variable Series -- Class A                        1/1/89      -11.73    -7.42     0.10      6.06       --
Stein Roe Growth Stock Fund, Variable Series -- Class A                    1/1/89      -30.13   -22.62    -4.09      5.83       --
Stein Roe Money Market Fund, Variable Series                               1/1/89        1.23     3.62     4.16      4.30       --
Stein Roe Small Company Growth Fund, Variable Series -- Class A            1/1/89      -24.40   -13.65    -4.65      5.16       --
Stein Roe Small Company Growth Fund, Variable Series -- Class B(2)         6/1/00      -24.47   -13.84    -4.78      5.10       --

WANGER ADVISORS TRUST
Wanger Foreign Forty, Variable Series                                      2/2/99      -15.29   -15.10       --        --     3.06
Wanger International Small Cap, Variable Series                            5/3/95      -13.83   -21.19     5.21        --    11.19
Wanger Twenty, Variable Series                                             2/2/99       -7.62     3.32       --        --    10.56
Wanger U.S. Smaller Companies, Variable Series                             5/3/95      -16.81    -5.23     2.95        --    12.96

(1) Class A shares (newer class shares) performance information includes returns of the fund's class B shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class B shares and the newer class shares.
(2) Class B shares (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

TABLE OF CONTENTS
Liberty Variable Investment Trust

PORTFOLIO MANAGERS' DISCUSSIONS
   Colonial Global Equity Fund, Variable Series                                                                           2
   Colonial High Yield Securities Fund, Variable Series                                                                  16
   Colonial International Fund for Growth, Variable Series                                                               34
   Colonial International Horizons Fund, Variable Series                                                                 48
   Colonial Small Cap Value Fund, Variable Series                                                                        61
   Colonial Strategic Income Fund, Variable Series                                                                       77
   Colonial U.S. Growth & Income Fund, Variable Series                                                                   96
   Crabbe Huson Real Estate Investment Fund, Variable Series                                                            109
   Liberty All-Star Equity Fund, Variable Series                                                                        121
   Liberty Newport Japan Opportunities Fund, Variable Series                                                            136
   Liberty S&P 500 Index Fund, Variable Series                                                                          148
   Liberty Select Value Fund, Variable Series                                                                           166
   Liberty Value Fund, Variable Series                                                                                  180
   Newport Tiger Fund, Variable Series                                                                                  193
   Rydex Financial Services Fund, Variable Series                                                                       205
   Rydex Health Care Fund, Variable Series                                                                              217
   Stein Roe Global Utilities Fund, Variable Series                                                                     229

FINANCIAL STATEMENTS
   Colonial Global Equity Fund, Variable Series                                                                           4
   Colonial High Yield Securities Fund, Variable Series                                                                  18
   Colonial International Fund for Growth, Variable Series                                                               36
   Colonial International Horizons Fund, Variable Series                                                                 50
   Colonial Small Cap Value Fund, Variable Series                                                                        63
   Colonial Strategic Income Fund, Variable Series                                                                       79
   Colonial U.S. Growth & Income Fund, Variable Series                                                                   98
   Crabbe Huson Real Estate Investment Fund, Variable Series                                                            111
   Liberty All-Star Equity Fund, Variable Series                                                                        123
   Liberty Newport Japan Opportunities Fund, Variable Series                                                            138
   Liberty S&P 500 Index Fund, Variable Series                                                                          150
   Liberty Select Value Fund, Variable Series                                                                           168
   Liberty Value Fund, Variable Series                                                                                  182
   Newport Tiger Fund, Variable Series                                                                                  195
   Rydex Financial Services Fund, Variable Series                                                                       207
   Rydex Health Care Fund, Variable Series                                                                              219
   Stein Roe Global Utilities Fund, Variable Series                                                                     231

TABLE OF CONTENTS
SteinRoe Variable Investment Trust
Wanger Advisors Trust

STEINROE VARIABLE INVESTMENT TRUST
   PORTFOLIO MANAGERS` DISCUSSIONS
   Liberty Federal Securities Fund, Variable Series                                                                     248
   Stein Roe Balanced Fund, Variable Series                                                                             261
   Stein Roe Growth Stock Fund, Variable Series                                                                         284
   Stein Roe Money Market Fund, Variable Series                                                                         297
   Stein Roe Small Company Growth Fund, Variable Series                                                                 307

   FINANCIAL STATEMENTS
   Liberty Federal Securities Fund, Variable Series                                                                     250
   Stein Roe Balanced Fund, Variable Series                                                                             263
   Stein Roe Growth Stock Fund, Variable Series                                                                         286
   Stein Roe Money Market Fund, Variable Series                                                                         299
   Stein Roe Small Company Growth Fund, Variable Series                                                                 309

WANGER ADVISORS TRUST
   PERFORMANCE REVIEWS
   Wanger U.S. Smaller Companies, Variable Series (formerly Wanger U.S. Small Cap, Variable Series)                     328
   Wanger International Small Cap, Variable Series                                                                      330
   Wanger Twenty, Variable Series                                                                                       332
   Wanger Foreign Forty, Variable Series                                                                                334

   FINANCIAL STATEMENTS                                                                                                 336

                Must be preceded or accompanied by a prospectus.
                     Liberty Funds Distributor, Inc. 2/2003

LIBERTY VARIABLE INVESTMENT TRUST

PORTFOLIO MANAGERS' DISCUSSION
Colonial Global Equity Fund, Variable Series / December 31, 2002

 Colonial Global Equity Fund, Variable Series seeks long-term growth by investing primarily in global equity securities.

 Charles R. Roberts and Erik P. Gustafson are co-portfolio managers of the fund. They are also senior vice presidents of Colonial Management Associates, Inc.

IN-LINE RETURNS AMID DIFFICULT MARKET CONDITIONS
The past twelve months were challenging ones for the world's stock markets. European economies exhibited sluggish growth, while Japan remained gripped by the dual forces of recession and deflation. International equities were hit especially hard during the second half of the period, as concerns about the telecommunications sector and broader worries about corporate mismanagement caused many investors to stay on the sidelines.

   In relative terms, the fund actually performed better during the second half of the period. The fund's investments in stable, high-quality companies held up better than more speculative sectors of the market. Another relative gain resulted from a decline in the dollar during the period, especially as measured against the euro. A weaker dollar benefits US investors because returns from foreign investments are converted from stronger currencies.

INSURANCE HOLDINGS PARED AMID LOWERED EXPECTATIONS
The fund's investments in European insurance stocks hurt performance during the period. We had invested in insurers such as Allianz, Munich Re and Aegon because we believed that annuities and other financial products offered by these companies were likely to experience heightened demand amid a continent-wide move toward pension reform. While this possibility still exists, we underestimated the negative impact that weak capital markets would have on the insurance sector's operating performance. Faced with poor near-term earnings prospects, we eliminated these holdings from the portfolio.

INVESTED IN EMERGING MARKETS
Over the past year, the fund established several positions within emerging markets, an area in which the portfolio had previously lacked representation. Purchases included Wal-Mart de Mexico and Israeli generic drug manufacturer Teva Pharmaceutical (1.1% and 0.8% of net assets, respectively). Wal-Mart de Mexico is the successor company to the leading retailer in Mexico, which was bought out by US-based Wal-Mart Stores. Teva is consistent with the fund's philosophy of buying global leaders regardless of their domicile. Our hope is to increase exposure to emerging markets by investing in companies that have potential beyond their sometimes volatile domestic economies.

NO MAJOR BETS ON SWIFT ECONOMIC RECOVERY
Although the world's stock markets have regained some of the ground lost in the precipitous declines of August and September 2002, we do not anticipate a major economic recovery in the months ahead. As a consequence, we continue to favor investments in stable consumer companies rather than in the more economically-sensitive financial sector. On the macroeconomic front, we expect that any turnaround in Japan will depend on the Koizumi administration's ability to enact meaningful reforms in the banking system, while European economies should continue to be driven in large part by trends in the United States. In that sense, even international investors should keep a close eye on Wall Street during the upcoming year.

   Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

   There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

   Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial Global Equity Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                             1-YEAR     LIFE
------------------------------------------------------------
Class A(1) (6/1/00)                          -19.86   -14.29
Class B (6/1/99)                             -20.08   -14.46
MSCI World (GDP) Index(2)                    -20.26   -10.23
S&P 500 Index(2)                             -22.09    -9.14

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/1/99 - 12/31/02

Class A: $5,754
Class B: $5,714

             CLASS A SHARES      MSCI WORLD (GDP) INDEX     S&P 500 INDEX
   6/1/99          $ 10,000                    $ 10,000          $ 10,000
  6/30/99          $ 10,450                    $ 10,496          $ 10,553
  7/31/99          $ 10,300                    $ 10,563          $ 10,225
  8/31/99          $ 10,170                    $ 10,568          $ 10,174
  9/30/99          $ 10,010                    $ 10,573          $  9,895
 10/31/99          $ 10,250                    $ 11,043          $ 10,521
 11/30/99          $ 10,511                    $ 11,376          $ 10,735
 12/31/99          $ 11,258                    $ 12,380          $ 11,366
  1/31/00          $ 10,676                    $ 11,710          $ 10,795
  2/29/00          $ 11,057                    $ 11,907          $ 10,591
  3/31/00          $ 11,539                    $ 12,533          $ 11,627
  4/30/00          $ 11,168                    $ 11,883          $ 11,277
  5/31/00          $ 10,685                    $ 11,592          $ 11,046
  6/30/00          $ 10,927                    $ 12,037          $ 11,318
  7/31/00          $ 10,746                    $ 11,599          $ 11,141
  8/31/00          $ 11,409                    $ 11,929          $ 11,833
  9/30/00          $ 10,636                    $ 11,305          $ 11,208
 10/31/00          $ 10,244                    $ 11,053          $ 11,161
 11/30/00          $  9,260                    $ 10,404          $ 10,282
 12/31/00          $  9,491                    $ 10,538          $ 10,332
  1/31/01          $  9,581                    $ 10,756          $ 10,699
  2/28/01          $  8,777                    $  9,902          $  9,724
  3/31/01          $  8,155                    $  9,244          $  9,109
  4/30/01          $  8,767                    $  9,884          $  9,816
  5/31/01          $  8,516                    $  9,685          $  9,881
  6/30/01          $  8,296                    $  9,369          $  9,641
  7/31/01          $  7,995                    $  9,208          $  9,547
  8/31/01          $  7,603                    $  8,793          $  8,950
  9/30/01          $  6,930                    $  7,935          $  8,228
 10/31/01          $  7,030                    $  8,081          $  8,385
 11/30/01          $  7,201                    $  8,519          $  9,028
 12/31/01          $  7,181                    $  8,520          $  9,108
  1/31/02          $  6,920                    $  8,212          $  8,975
  2/28/02          $  6,819                    $  8,166          $  8,801
  3/31/02          $  7,060                    $  8,561          $  9,132
  4/30/02          $  6,860                    $  8,322          $  8,579
  5/31/02          $  6,769                    $  8,365          $  8,516
  6/30/02          $  6,457                    $  7,897          $  7,910
  7/31/02          $  5,946                    $  7,177          $  7,294
  8/31/02          $  5,966                    $  7,181          $  7,341
  9/30/02          $  5,474                    $  6,356          $  6,544
 10/31/02          $  5,755                    $  6,745          $  7,119
 11/30/02          $  5,936                    $  7,110          $  7,538
 12/31/02          $  5,754                    $  6,793          $  7,095

NET ASSET VALUE PER SHARE ($)          12/31/01    12/31/02
-----------------------------------------------------------
Class A                                  7.15        5.73
Class B                                  7.12        5.69

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) World (GDP) Index is an unmanaged index that tracks the performance of global stocks. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A share (newer class shares) performance information includes returns of the fund's class B shares (the older existing fund class) for periods prior to the inception of the newer class shares. These class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class B shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the newer class shares would be higher.
(2) Index performance is from May 31, 1999.

INVESTMENT PORTFOLIO
Colonial Global Equity Fund, Variable Series / December 31, 2002

                                                      SHARES        VALUE
                                                    ---------    ----------
COMMON STOCKS--94.3%
CONSUMER DISCRETIONARY--8.1%
AUTOMOBILES & COMPONENTS--1.0%
AUTOMOBILE MANUFACTURERS--1.0%
Honda Motor Co., Ltd.                                     600    $    22,179
Toyota Motor Corp.                                      1,000         26,861
                                                                 -----------
                                                                      49,040
                                                                 -----------
MEDIA--3.9%
BROADCASTING & CABLE TV--2.0%
Liberty Media Corp., Class A(a)                        10,400         92,976
                                                                 -----------
MOVIES & ENTERTAINMENT--1.9%
AOL Time Warner, Inc.(a)                                7,000         91,700
                                                                 -----------
RETAILING--3.2%
APPAREL RETAIL--0.5%
Next PLC                                                2,098         24,870
                                                                 -----------
DEPARTMENT STORES--0.6%
Marks & Spencer Group PLC                               5,174         26,232
                                                                 -----------
GENERAL MERCHANDISE STORES--1 1%
Wal-Mart de Mexico SA de CV                            23,000         52,534
                                                                 -----------
HOME IMPROVEMENT RETAIL--1.0%
Home Depot, Inc.                                        2,000         47,920
                                                                 -----------

CONSUMER STAPLES--18.5%
FOOD & DRUG RETAILING--2.4%
FOOD RETAIL--2.4%
Carrefour SA                                              562         25,007
Seven-Eleven Japan Co., Ltd.                            2,000         60,963
Tesco PLC                                               8,739         27,287
                                                                 -----------
                                                                     113,257
                                                                 -----------
FOOD, BEVERAGES & TOBACCO--11 3%
BREWERS--1.7%
Foster's Group Ltd.                                    18,123         45,894
Heineken N.V                                              926         36,125
                                                                 -----------
                                                                      82,019
                                                                 -----------
DISTILLERS & VINTNERS--1.6%
Diageo PLC                                              7,100         77,135
                                                                 -----------
PACKAGED FOODS--3.1%
Nestle SA                                                 400         84,737
Unilever PLC                                            6,424         61,106
                                                                 -----------
                                                                     145,843
                                                                 -----------
SOFT DRINKS--1.8%
PepsiCo, Inc.                                           2,000         84,440
                                                                 -----------
TOBACCO--3.1%
Philip Morris Companies, Inc.                           3,000        121,590
Imperial Tobacco Group PLC                              1,622         27,542
                                                                 -----------
                                                                     149,132
                                                                 -----------
HOUSEHOLD & PERSONAL PRODUCTS--4.8%
HOUSEHOLD PRODUCTS--3.1%
Kao Corp.                                               4,000         87,740
Reckitt Benckiser PLC                                   3,100         60,123
                                                                 -----------
                                                                     147,863
                                                                 -----------
PERSONAL PRODUCTS--1.7%
Beiersdorf AG(a)                                          300    $    33,380
L'Oreal SA                                                597         45,422
                                                                 -----------
                                                                      78,802
                                                                 -----------

ENERGY--2.3%
INTEGRATED OIL & GAS--1.0%
BP PLC                                                  6,829         46,933
                                                                 -----------
OIL & GAS EQUIPMENT & SERVICES--1.3%
BJ Services Co.(a)                                      2,000         64,620
                                                                 -----------

FINANCIALS--13.6%
BANKS--5.2%
Anglo Irish Bank Corp. PLC(a)                           5,000         35,551
Banco Popular Espanol SA                                1,412         57,705
Commonwealth
   Bank of Australia                                    1,700         25,830
Danske Bank AS                                          1,800         29,728
DBS Group Holdings Ltd.                                 3,000         19,024
Royal Bank of
   Scotland Group PLC                                   2,000         47,899
Standard Chartered PLC                                  2,603         29,578
                                                                 -----------
                                                                     245,315
                                                                 -----------
DIVERSIFIED FINANCIALS--4.5%
CONSUMER FINANCE--0.4%
Aeon Credit Service Co., Ltd.                             500         18,146
                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES--3.8%
Bank of Ireland                                         4,120         42,299
Citigroup, Inc.                                         4,000        140,760
                                                                 -----------
                                                                     183,059
                                                                 -----------
MULTI-SECTOR HOLDINGS--0.3%
Hutchison Whampoa Ltd.                                  2,000         12,515
                                                                 -----------
INSURANCE--3.9%
LIFE & HEALTH INSURANCE--0.7%
Irish Life & Permanent PLC                              3,000         32,405
                                                                 -----------
MULTI-LINE INSURANCE--3.2%
American International
   Group, Inc.                                          2,650        153,303
                                                                 -----------

HEALTH CARE--19.2%
HEALTH CARE EQUIPMENT & SERVICES--7.1%
HEALTH CARE EQUIPMENT--3.1%
Medtronic, Inc.                                         3,200        145,920
                                                                 -----------
HEALTH CARE FACILITIES--2.6%
HCA, Inc.                                               3,000        124,500
                                                                 -----------
HEALTH CARE SUPPLIES--1.4%
Smith & Nephew PLC                                     11,106         68,015
                                                                 -----------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Global Equity Fund, Variable Series / December 31, 2002

                                                      SHARES        VALUE
                                                    ---------    ----------
PHARMACEUTICALS--12.1%
Altana AG                                               1,009    $    46,029
AstraZenca Group PLC                                      945         33,766
Aventis SA (France)                                       372         20,208
Aventis SA (Germany)                                      120          6,341
GlaxoSmithKline PLC                                     2,896         55,561
Novartis AG (Registered)                                1,400         51,066
Pfizer, Inc.                                            4,000        122,280
Roche Holding AG                                          300         20,899
Sanofi-Synthelabo SA                                      611         37,324
Schering AG                                             1,394         60,595
Takeda Chemical
   Industries Ltd.                                      2,000         83,530
Teva Pharmaceutical
   Industries Ltd.                                      1,000         38,610
                                                                 -----------
                                                                     576,209
                                                                 -----------

INDUSTRIALS--9.8%
CAPITAL GOODS--4.5%
AEROSPACE & DEFENSE--2.4%
Lockheed Martin Corp.                                   2,000        115,500
                                                                 -----------
INDUSTRIAL CONGLOMERATES--2.1%
General Electric Co.                                    4,100         99,835
                                                                 -----------
COMMERCIAL SERVICES & SUPPLIES--1.5%
DIVERSIFIED COMMERCIAL SERVICES--1.1%
Secom Co., Ltd.                                         1,500         51,406
                                                                 -----------
EMPLOYMENT SERVICES--0.4%
Capita Group PLC                                        4,958         19,750
                                                                 -----------
TRANSPORTATION--3.8%
AIRPORT SERVICES--0.9%
BAA PLC                                                 5,441         44,137
                                                                 -----------
HIGHWAY & RAIL INFRASTRUCTURE--2.9%
Acesa Infraestructuras, SA                              2,438         27,613
Concessioni e Costruzioni
   Autostrade S.p.A                                    10,136        100,769
Zhejiang Expressway Co., Ltd.                          18,000          6,924
                                                                 -----------
                                                                     135,306
                                                                 -----------

INFORMATION TECHNOLOGY--10.0%
SOFTWARE & SERVICES--2.4%
SYSTEMS SOFTWARE--2.4%
Microsoft Corp.(a)                                      2,000        103,400
Oracle Corp.(a)                                         1,000         10,800
                                                                 -----------
                                                                     114,200
                                                                 -----------
TECHNOLOGY HARDWARE & EQUIPMENT--7.6%
COMPUTER STORAGE & PERIPHERALS--0.6%
EMC Corp.(a)                                            3,900         23,946
Legend Group Ltd.                                      12,000          3,962
                                                                 -----------
                                                                      27,908
                                                                 -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
HOYA Corp.                                                300         20,992
Keyence Corp.                                             100         17,388
                                                                 -----------
                                                                      38,380
                                                                 -----------
NETWORKING EQUIPMENT--1.9%
Cisco Systems, Inc.(a)                                  7,000    $    91,700
                                                                 -----------
OFFICE ELECTRONICS--1.6%
Canon, Inc.                                             2,000         75,278
                                                                 -----------
SEMICONDUCTORS--2.3%
Murata Manufacturing Co., Ltd.                            300         11,746
Rohm Co., Ltd.                                            300         38,169
Texas Instruments, Inc.                                 4,000         60,040
                                                                 -----------
                                                                     109,955
                                                                 -----------
TELECOMMUNICATIONS EQUIPMENT--0.4%
Nokia Oyj                                               1,010         16,047
                                                                 -----------

MATERIALS--1.0%
INDUSTRIAL GAS--1.0%
Givaudan SA                                                47         21,069
L'Air Liquide SA                                          200         26,381
                                                                 -----------
                                                                      47,450
                                                                 -----------

TELECOMMUNICATION SERVICES--3 8%
INTEGRATED TELECOMMUNICATION SERVICES--0.9%
Telefonica SA                                           4,719         42,213
                                                                 -----------
WIRELESS TELECOMMUNICATION SERVICES--2.9%
NTT DoCoMo, Inc.                                           17         31,349
Orange SA(a)                                            3,588         24,796
Telecom Italia Mobile S.p.A                             5,824         26,568
Vodafone Group PLC                                     30,555         55,694
                                                                 -----------
                                                                     138,407
                                                                 -----------

UTILITIES--8.0%
ELECTRIC UTILITIES--1.0%
Huaneng Power
   International, Inc.                                 26,000         20,837
National Grid Transco PLC                               3,635         26,708
                                                                 -----------
                                                                      47,545
                                                                 -----------
GAS UTILITIES--7.0%
Enagas                                                  7,551         45,929
Hong Kong & China
   Gas Co., Ltd.                                       40,240         51,857
Italgas S.p.A                                           6,200         84,265
Kinder Morgan, Inc.                                     2,000         84,540
Osaka Gas Co., Ltd.                                    12,000         29,606
Snam Rete Gas S.p.A                                    10,700         36,469
                                                                 -----------
                                                                     332,666
                                                                 -----------
TOTAL COMMON STOCKS
   (cost of $5,846,002)                                            4,482,386
                                                                 -----------

                                                        UNITS
                                                        -----
RIGHTS--0.0%
INDUSTRIALS--0.0%
HIGHWAY & RAIL INFRASTRUCTURE--0.0%
Acesa Infraestructuras, SA
   expires 01/11/03
   (Cost $0)                                            2,438          1,406
                                                                 -----------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Global Equity Fund, Variable Series / December 31, 2002

                                                       PAR          VALUE
                                                    ---------    ----------
SHORT-TERM OBLIGATION--7.0%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03 at
   1.180%, collateralized by
   U.S. Treasury Bond
   maturing 11/15/16, market
   value $344,093 (repurchase
   proceeds $334,022)
   (cost of $334,000)                               $ 334,000    $   334,000
                                                                 -----------
TOTAL INVESTMENTS--101.3%
   (cost of $6,180,002) (b)                                        4,817,792
                                                                 -----------
OTHER ASSETS & LIABILITIES, NET--(1.3)%                              (63,716)
                                                                 -----------
NET ASSETS--100.0%                                               $ 4,754,076
                                                                 ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES
    BY COUNTRY                                    % OF TOTAL
    (UNAUDITED)                         VALUE     INVESTMENTS
---------------------                -----------  -----------
Unites States                        $ 2,152,379      44.7%
United Kingdom                           774,633      16.1
Japan                                    575,354      11.9
Italy                                    248,071       5.2
France                                   179,138       3.7
Switzerland                              177,771       3.7
Spain                                    174,866       3.6
Germany                                  146,346       3.0
Hong Kong                                 96,096       2.0
Australia                                 71,724       1.5
Ireland                                   67,956       1.4
Mexico                                    52,534       1.1
Netherlands                               36,125       0.8
Denmark                                   29,728       0.6
Singapore                                 19,024       0.4
Finland                                   16,047       0.3
                                     -----------     -----
                                     $ 4,817,792     100.0%
                                     ===========     =====

                        See Notes to Financial Statements

STATEMENT OF ASSETS & LIABILITIES
Colonial Global Equity Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                           $  6,180,002
                                                               ------------
Investments, at value                                          $  4,817,792
Cash                                                                    922
Foreign currency (cost of $2)                                             2
Receivable for:
   Fund shares sold                                                   3,568
   Interest                                                              11
   Dividends                                                         10,980
Deferred Trustees' compensation plan                                  1,467
                                                               ------------
     TOTAL ASSETS                                                 4,834,742
                                                               ------------
LIABILITIES:
Expense reimbursement due to Manager                                  3,621
Payable for:
   Investments purchased                                             35,830
   Fund shares repurchased                                              709
   Management fee                                                     3,744
   Transfer agent fee                                                   625
   Pricing and bookkeeping fees                                         923
   Audit fee                                                         18,925
   Reports to shareholders                                           11,216
Deferred Trustees' fee                                                1,467
Other liabilities                                                     3,606
                                                               ------------
     TOTAL LIABILITIES                                               80,666
                                                               ------------
Net Assets                                                     $  4,754,076
                                                               ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $  9,331,762
Accumulated net investment loss                                      (2,128)
Accumulated net realized loss                                    (3,214,059)
Net unrealized appreciation (depreciation) on:
   Investments                                                   (1,362,210)
   Foreign currency translations                                        711
                                                               ------------
NET ASSETS                                                     $  4,754,076
                                                               ============
CLASS A:
Net assets                                                     $        556
Shares outstanding                                                       97
                                                               ============
Net asset value per share                                      $       5.73
                                                               ============
CLASS B:
Net assets                                                     $  4,753,520
Shares outstanding                                                  834,700
                                                               ============
Net asset value per share                                      $       5.69
                                                               ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Global Equity Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                      $     76,840
Interest                                                              3,263
                                                               ------------
   Total Investment Income (net of foreign taxes withheld
     of $6,673)                                                      80,103
                                                               ------------
EXPENSES:
Management fee                                                       52,785
Distribution fee--Class B                                            13,889
Pricing and bookkeeping fees                                         10,795
Transfer agent fee                                                    7,500
Trustees' fee                                                         5,886
Custody fee                                                           7,171
Audit fee                                                            17,500
Other expenses                                                        5,410
                                                               ------------
   Total Expenses                                                   120,936
Fees and expenses reimbursed by Manager                             (43,123)
Custody earnings credit                                                 (49)
                                                               ------------
   Net Expenses                                                      77,764
                                                               ------------
Net Investment Income                                                 2,339
                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                     (946,857)
   Foreign currency transactions                                     (6,196)
                                                               ------------
     Net realized loss                                             (953,053)
                                                               ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                     (332,106)
   Foreign currency translations                                        762
                                                               ------------
     Net change in unrealized appreciation/depreciation            (331,344)
                                                               ------------
Net Loss                                                         (1,284,397)
                                                               ------------
Net Decrease in Net Assets from Operations                     $ (1,282,058)
                                                               ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Colonial Global Equity Fund, Variable Series

                                                                                  YEAR ENDED DECEMBER 31,
                                                                                ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                  2002           2001
----------------------------------                                              ------------   ------------
OPERATIONS:
Net investment income (loss)                                                    $      2,339   $     (2,439)
Net realized loss on investments and foreign currency transactions                  (953,053)    (1,225,690)
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                                (331,344)    (1,070,347)
                                                                                ------------   ------------
        Net Decrease from Operations                                              (1,282,058)    (2,298,476)
                                                                                ------------   ------------

SHARE TRANSACTIONS:
Class B:
   Subscriptions                                                                      39,793      1,314,108
   Redemptions                                                                      (948,277)    (1,604,955)
                                                                                ------------   ------------
Net Decrease from Share Transactions                                                (908,484)      (290,847)
                                                                                ------------   ------------
Total Decrease in Net Assets                                                      (2,190,542)    (2,589,323)
NET ASSETS:
Beginning of period                                                                6,944,618      9,533,941
                                                                                ------------   ------------
End of period (including accumulated net investment loss of $(2,128) and
   $(4,255), respectively)                                                      $  4,754,076   $  6,944,618
                                                                                ============   ============
CHANGES IN SHARES:
Class B:
   Subscriptions                                                                       6,089        159,946
   Redemptions                                                                      (146,297)      (195,031)
                                                                                ------------   ------------
        Net Decrease                                                                (140,208)       (35,085)
                                                                                ------------   ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Global Equity Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial Global Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing primarily in global equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

NOTES TO FINANCIAL STATEMENTS
Colonial Global Equity Fund, Variable Series / December 31, 2002

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, post-October losses, non-taxable dividends, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

     ACCUMULATED          ACCUMULATED
  NET INVESTMENT LOSS   NET REALIZED LOSS   PAID-IN CAPITAL
  -------------------   -----------------   ---------------
       $ (212)               $ 6,195            $ (5,983)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       DEPRECIATION
                       ------------
                       $ (1,361,499)

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2008                               $   370,030
       2009                                 1,557,054
       2010                                 1,155,641
                                          -----------
                                          $ 3,082,725
                                          ===========

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $131,334 were deferred to January 1, 2003.

NOTES TO FINANCIAL STATEMENTS
Colonial Global Equity Fund, Variable Series / December 31, 2002

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.95% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.15% annually of the Fund's average daily net assets. This arrangement may be terminated or modified by the Manager at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $49 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $1,853,046 and $2,480,250, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation         $    178,475
     Gross unrealized depreciation           (1,540,685)
                                           ------------
       Net unrealized depreciation         $ (1,362,210)
                                           ============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. PROPOSED REORGANIZATION

   The Board of Trustees has approved a proposal to reorganize the Fund, subject to shareholder approval and the satisfaction of certain other conditions. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 19, 2003. If approved at the special meeting, the reorganization is proposed to take place on or around April 4, 2003.

FINANCIAL HIGHLIGHTS
Colonial Global Equity Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                      PERIOD
                                                          YEAR ENDED DECEMBER 31,      ENDED
                                                          -----------------------   DECEMBER 31,
                                                            2002          2001        2000(a)
                                                          --------      ---------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $   7.15      $   9.45      $  10.64
                                                          --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                      0.02          0.02          0.04
Net realized and unrealized loss on investments
   and foreign currency                                      (1.44)        (2.32)        (1.23)
                                                          --------      --------      --------
       Total from Investment Operations                      (1.42)        (2.30)        (1.19)
                                                          --------      --------      --------
NET ASSET VALUE, END OF PERIOD                            $   5.73      $   7.15      $   9.45
                                                          ========      ========      ========
Total return(c)(d)(e)                                       (19.86)%      (24.34)%      (11.18)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(g)                                                   1.15%         1.15%         1.15%(h)
Net investment income(g)                                      0.29%         0.22%         0.61%(h)
Waiver/reimbursement                                          0.78%         1.72%         0.52%(h)
Portfolio turnover rate                                         34%           69%           75%
Net assets, end of period (000's)                         $      1      $      1      $      1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS
Colonial Global Equity Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                          PERIOD
                                                                   YEAR ENDED DECEMBER 31,                 ENDED
                                                            --------------------------------------      DECEMBER 31,
                                                              2002           2001           2000           1999(a)
                                                            --------       --------       --------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $   7.12       $   9.44       $  11.21         $ 10.00
                                                            --------       --------       --------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                                   --(c)          --(c)        0.04            0.04
Net realized and unrealized gain (loss) on investments
   and foreign currency                                        (1.43)         (2.32)         (1.81)           1.22
                                                            --------       --------       --------         -------
       Total from Investment Operations                        (1.43)         (2.32)         (1.77)           1.26
                                                            --------       --------       --------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        --             --             --           (0.05)
                                                            --------       --------       --------         -------
NET ASSET VALUE, END OF PERIOD                              $   5.69       $   7.12       $   9.44         $ 11.21
                                                            ========       ========       ========         =======
Total return(d)(e)(f)                                         (20.08)%       (24.58)%       (15.79)%         12.57%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(h)                                                     1.40%          1.40%          1.40%           1.40%(i)
Net investment income (loss)(h)                                 0.04%         (0.03)%         0.36%           0.55%(i)
Waiver/reimbursement                                            0.78%          1.72%          0.52%           0.83%(i)
Portfolio turnover rate                                           34%            69%            75%              1%(g)
Net assets, end of period (000's)                           $  4,754       $  6,944       $  9,533         $ 7,284

(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial Global Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

PORTFOLIO MANAGER'S DISCUSSION
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

Colonial High Yield Securities Fund, Variable Series seeks high current income and total return.

Scott B. Richards is the portfolio manager of the fund. Mr. Richards is a senior vice president of Colonial Management Associates, Inc.

ANOTHER CHALLENGING YEAR FOR HIGH-YIELD BONDS
Although high-yield bonds rallied in the fourth quarter of the year, most high-yield benchmarks posted negative returns for the 12 months ended
December 31, 2002. It was the fifth consecutive year that total returns were below long-term averages. While these returns are disappointing, the sector has held up better than the equity markets, which logged significant losses for three consecutive years. The higher-quality sector of the high-yield market performed better than lower-quality bonds throughout most of the period, as rallying US Treasury securities lifted these interest-rate sensitive issues. The credit-sensitive sector of the high-yield market, by contrast, was hurt by the concerns that afflicted stocks--geopolitical and economic uncertainties, accounting scandals and the lack of investor confidence.

   The strength in the high-yield market that began at the end of 2001 faded early in 2002 as the economic recovery stalled and default rates remained stubbornly high. Based on our more subdued outlook, we increased our holdings in higher-quality, BB-rated bonds and reduced our stake in relatively lower-quality, B-rated bonds. Consistent with our long-term strategy however, credit-sensitive sectors remained high throughout the year, which had a negative impact on relative returns. In response to continuing declines in trading activity, we increased the number of holdings in the fund during the year. Holding smaller positions of more securities across a broad selection of industries improved the portfolio's liquidity and provided some cushion against market volatility.

SEVERAL BRIGHT SPOTS
Among the bright spots for the year were our holdings in the broadcast and housing industries. LIN Holding Corp, a television broadcaster, and Emmis Communications, a radio broadcaster, (0.7% and 0.2% of net assets, respectively) both showed improved earnings and increased asset valuations, increasing the prices of those high-yield issues. Homebuilders D.R. Horton and K. Hovnanian Enterprises, (1.0% and 1.2% of net assets, respectively) also reported favorable results throughout the year as the strong housing market continued throughout most of 2002. Our overweight positions in the energy, manufacturing and services sectors also were net positives for the fund.

CABLE, CELLULAR STUMBLED
Our holdings in the cellular industry and the cable television industry hurt fund performance. Bonds of US cable company Charter Communications (0.7% of net assets) suffered substantial declines as Adelphia's accounting scandal spread concerns throughout the industry, lowering asset valuations and reducing financing available to all cable companies. Our holdings in Adelphia, once one of the largest issuers in the high-yield market, were sold as our concerns about management increased, enabling us to avoid significant price declines in subsequent months. Calpine, a power company, faced a short-term debt rollover problem as bank liquidity for utilities became tighter.

LOOKING AHEAD
After five years of below-average returns to the high-yield market, we expect improvement in 2003. Industry default rates, which have been at near-historical highs for the past two years, are forecast to come down by year-end. High-yield spreads continue to be well above long-term averages and have historically attracted investor inflows as they widen. A prolonged recovery to the high-yield market will of course depend on improving economies, increased capital availability for issuers and more stability in equity and other capital markets. Regardless of the market environment, our strategy is to employ rigorous fundamental research to locate high-yield companies with strong market positions, good asset coverage and improving operating results. We believe these companies will outperform the market over the next twelve months.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Colonial High Yield Securities Fund, Variable Series offers the potential for high current income and attractive total return, but involves certain risks. Lower-rated bond risks include default of the issuer, rising interest rates and risk associated with investing in securities of foreign and emerging markets, including currency exchange rate fluctuations and economic and political change.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                         1-YEAR   LIFE
------------------------------------------------------
Class A (5/19/98)                        -3.64   -3.13
CS First Boston High
  Yield Index(1)                          3.10    0.69

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/19/98 - 12/31/02

CLASS A: $8,635

                              CS FIRST BOSTON
           CLASS A SHARES    HIGH YIELD INDEX
 5/19/98     $  10,000           $  10,000
 5/31/98     $  10,020           $  10,030
 6/30/98     $  10,050           $  10,051
 7/31/98     $  10,170           $  10,121
 8/31/98     $   9,510           $   9,434
 9/30/98     $   9,470           $   9,433
10/31/98     $   9,320           $   9,246
11/30/98     $   9,940           $   9,714
12/31/98     $   9,743           $   9,692
 1/31/99     $   9,889           $   9,783
 2/28/99     $   9,878           $   9,762
 3/31/99     $  10,045           $   9,851
 4/30/99     $  10,109           $  10,069
 5/31/99     $   9,931           $   9,960
 6/30/99     $   9,931           $   9,965
 7/31/99     $   9,972           $   9,970
 8/31/99     $   9,837           $   9,882
 9/30/99     $   9,742           $   9,805
10/31/99     $   9,659           $   9,757
11/30/99     $   9,826           $   9,890
12/31/99     $   9,902           $  10,010
 1/31/00     $   9,824           $   9,970
 2/29/00     $   9,992           $  10,032
 3/31/00     $   9,768           $   9,881
 4/30/00     $   9,768           $   9,866
 5/31/00     $   9,678           $   9,708
 6/30/00     $   9,757           $   9,926
 7/31/00     $   9,835           $  10,019
 8/31/00     $   9,924           $  10,086
 9/30/00     $   9,777           $   9,993
10/31/00     $   9,419           $   9,683
11/30/00     $   8,959           $   9,301
12/31/00     $   9,219           $   9,488
 1/31/01     $   9,899           $  10,057
 2/28/01     $   9,973           $  10,158
 3/31/01     $   9,565           $   9,956
 4/30/01     $   9,367           $   9,853
 5/31/01     $   9,441           $  10,051
 6/30/01     $   9,083           $   9,895
 7/31/01     $   9,045           $  10,001
 8/31/01     $   9,107           $  10,141
 9/30/01     $   8,402           $   9,501
10/31/01     $   8,699           $   9,718
11/30/01     $   8,983           $  10,032
12/31/01     $   8,958           $  10,039
 1/31/02     $   9,013           $  10,133
 2/28/02     $   8,876           $  10,061
 3/31/02     $   9,012           $  10,291
 4/30/02     $   9,094           $  10,455
 5/31/02     $   8,999           $  10,418
 6/30/02     $   8,602           $  10,055
 7/31/02     $   8,369           $   9,767
 8/31/02     $   8,423           $   9,894
 9/30/02     $   8,341           $   9,772
10/31/02     $   8,245           $   9,712
11/30/02     $   8,574           $  10,226
12/31/02     $   8,635           $  10,320

NET ASSET VALUE PER SHARE ($)       12/31/01       12/31/02
-----------------------------------------------------------
Class A                              6.54           5.79

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)Index performance is from May 31, 1998.

INVESTMENT PORTFOLIO
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

                                                         PAR           VALUE
                                                     ------------   ------------
CORPORATE FIXED-INCOME
   BONDS & NOTES--88.9%
CONSTRUCTION--4.6%
BUILDING CONSTRUCTION--4.6%
Associated Materials, Inc.,
   9.750% 04/15/12(a)                                $     85,000   $     89,250
Atrium Companies, Inc.,
   10.500% 05/01/09                                        50,000         48,750
D.R. Horton, Inc.,
   9.750% 09/15/10                                        260,000        266,500
KB Home,
   8.625% 12/15/08                                        115,000        118,737
K. Hovnanian Enterprises, Inc.:
   8.875% 04/01/12                                        155,000        147,250
   10.500% 10/01/07                                       160,000        172,000
Lennar Corp.,
   7.625% 03/01/09                                        135,000        139,725
Ryland Group, Inc.,
   9.125% 06/15/11                                         85,000         90,100
Standard Pacific Corp.,
   9.250% 04/15/12                                        175,000        168,000
                                                                    ------------
                                                                       1,240,312
                                                                    ------------

CONSUMER STAPLES--1.3%
HOUSEHOLD PRODUCTS--1.3%
Armkell LLC,
   9.500% 08/15/09                                         45,000         48,712
Playtex Products, Inc.,
   9.375% 06/01/11                                        270,000        294,300
                                                                    ------------
                                                                         343,012
                                                                    ------------

FINANCE, INSURANCE &
   REAL ESTATE--2.5%
Depository Institutions--1.4%
Sovereign Bancorp, Inc.,
   10.500% 11/15/06                                       350,000        394,363
                                                                    ------------
FINANCIAL SERVICES--0.6%
MDP Acquisitions PLC,
   9.625% 10/01/12(a)                                     150,000        156,750
                                                                    ------------
INSURANCE AGENTS & BROKERS--0.3%
Willis Corroon Corp.,
   9.000% 02/01/09                                         70,000         73,850
                                                                    ------------
REAL ESTATE--0.2%
Istar Financial, Inc.,
   8.750% 08/15/08                                         45,000         47,250
                                                                    ------------

INDUSTRIALS--0.6%
CONSTRUCTION & FARM MACHINERY--0.3%
Cummins, Inc.,
   9.500% 12/01/10(a)                                      80,000         84,800
                                                                    ------------
INDUSTRIAL CONGLOMERATE--0.3%
SPX Corp.,
   7.500% 01/01/13                                         75,000         75,938
                                                                    ------------

MANUFACTURING--25.7%
APPAREL--0.2%
William Carter Co.,
   10.875% 08/15/11                                  $     60,000   $     65,400
                                                                    ------------
AUTO PARTS & EQUIPMENT--0.7%
American Axle &
   Manufacturing, Inc.,
   9.750% 03/01/09                                        145,000        155,875
Rexnord Corp.,
   10.125% 12/15/12(a)                                     40,000         41,400
                                                                    ------------
                                                                         197,275
                                                                    ------------
CHEMICALS & ALLIED PRODUCTS--6.0%
Avecia Group PLC,
   11.000% 07/01/09                                        80,000         62,400
FMC Corp.,
   10.250% 11/01/09(a)                                    105,000        113,400
Huntsman ICI Holdings LLC,
   (b) 12/31/09                                         1,070,000        246,100
Koppers Industries, Inc.,
   9.875% 12/01/07                                        155,000        139,500
Lyondell Chemical Co.,
   Series 1999 A,
   9.625% 05/01/07                                        450,000        430,875
MacDermid, Inc.,
   9.125% 07/15/11                                        275,000        294,250
Terra Capital, Inc.,
   12.875% 10/15/08                                       190,000        203,300
Texas Petrochemicals Corp.,
   11.125% 07/01/06                                       175,000        106,750
                                                                    ------------
                                                                       1,596,575
                                                                    ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.5%
Flextronics International Ltd.,
   9.875% 07/01/10                                        130,000        140,400
                                                                    ------------
FABRICATED METAL--0.4%
Earle M. Jorgensen Co.,
   9.750% 06/01/12                                        100,000        102,000
                                                                    ------------
FOOD & KINDRED PRODUCTS--2.6%
Constellation Brands, Inc.,
   8.125% 01/15/12                                         75,000         77,625
Del Monte Corp.,
   9.250% 05/15/11                                         60,000         62,400
Dole Food Co., Inc.,
   7.250% 05/01/09                                         85,000         80,750
New World Pasta Co.,
   9.250% 02/15/09                                         70,000         35,000
Premier International
   Foods PLC,
   12.000% 09/01/09                                       200,000        214,000
Roundy's, Inc.,
   8.000% 10/15/09(a)                                     110,000        108,625
Smithfield Foods, Inc.,
   8.000% 10/15/09                                        115,000        117,300
                                                                    ------------
                                                                         695,700
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

                                                         PAR           VALUE
                                                     ------------   ------------
FURNITURE & FIXTURES--0.5%
Congloleum Corp.,
   8.625% 08/01/08                                   $     65,000   $     27,950
Juno Lighting, Inc.,
   11.875% 07/01/09                                        75,000         75,000
Simmons Co.,
   Series 1999 B,
   10.250% 03/15/09                                        35,000         37,975
                                                                    ------------
                                                                         140,925
                                                                    ------------
MACHINERY & COMPUTER EQUIPMENT--0.2%
JLG Industries, Inc.,
   8.375% 06/15/12                                         70,000         57,750
                                                                    ------------
MEASURING & ANALYZING INSTRUMENTS--0.4%
Fisher Scientific
   International, Inc.,
   8.125% 05/01/12                                        100,000        103,250
                                                                    ------------
MISCELLANEOUS MANUFACTURING--4.0%
Actuant Corp.,
   13.000% 05/01/09                                       101,000        118,170
Agco Corp.,
   9.500% 05/01/08                                        100,000        108,000
Applied Extrusion
   Technologies, Inc.,
   10.750% 07/01/11                                        90,000         57,600
Ball Corp.:
   6.875% 12/15/12(a)                                      35,000         35,175
   8.250% 08/01/08                                         70,000         73,500
Flowserve Corp.,
   12.250% 08/15/10                                        81,000         88,290
Johnsondiversey, Inc.,
   9.625% 05/15/12(a)                                     150,000        157,500
Owens-Illinois, Inc.:
   7.150% 05/15/05                                         40,000         38,800
   7.350% 05/15/08                                         50,000         46,500
   7.500% 05/15/10                                         90,000         83,250
   8.100% 05/15/07                                         50,000         48,250
Tekni Plex, Inc.,
   12.750% 06/15/10                                       205,000        186,550
Terex Corp.,
   Series 2001 B,
   10.375% 04/01/11                                        40,000         37,600
                                                                    ------------
                                                                       1,079,185
                                                                    ------------
PAPER PRODUCTS--1.9%
Corp. Durango SA,
   13.125% 08/01/06                                       125,000         45,000
Jefferson Smurfit Corp.,
   8.250% 10/01/12(a)                                      65,000         66,625
Riverwood International Corp.,
   10.875% 04/01/08                                       295,000        297,950
Tembec Industries, Inc.,
   8.500% 02/01/11                                         90,000         90,450
                                                                    ------------
                                                                         500,025
                                                                    ------------
PRIMARY METAL--1.2%
AK Steel Corp.,
   7.750% 06/15/12(a)                                     100,000        100,750
Kaiser Aluminum & Chemical
   Corp.,
   10.875% 10/15/06(c)(e)                            $    195,000   $    130,650
Oregon Steel Mills, Inc.,
   10.000% 07/15/09(a)                                     50,000         50,500
WCI Steel, Inc.,
   10.000% 12/01/04(c)                                    160,000         36,800
Wheeling-Pittsburg Corp.,
   9.250% 11/15/07(c)(e)                                  250,000          7,500
                                                                    ------------
                                                                         326,200
                                                                    ------------
PRINTING & PUBLISHING--3.1%
American Greetings Corp.,
   11.750% 07/15/08                                        70,000         76,300
Dex Media East LLC,
   12.125% 11/15/12(a)                                    145,000        160,587
PriMedia Inc.,
   8.875% 05/15/11                                        150,000        136,125
Quebecor Media, Inc.,
   11.125% 07/15/11                                       150,000        138,000
Von Hoffman Corp.,
   10.250% 03/15/09                                       110,000        104,500
Yell Finance BV,
   10.750% 08/01/11                                       185,000        201,650
                                                                    ------------
                                                                         817,162
                                                                    ------------
STONE, CLAY, GLASS & CONCRETE--0.5%
Anchor Glass Container Corp.,
   11.250% 04/01/05                                       125,000        122,500
                                                                    ------------
TRANSPORTATION EQUIPMENT--3.5%
Allied Holdings Inc.,
   Series 1997 B,
   8.625% 10/01/07                                         50,000         38,500
Collins & Aikman Products Co.,
   10.750% 12/31/11                                       165,000        156,750
Dana Corp.:
   9.000% 08/15/11                                         55,000         53,212
   10.125% 03/15/10(a)                                     60,000         60,900
Dura Operating Corp.,
   8.625% 04/15/12                                         90,000         90,900
Lear Corp.,
   8.110% 05/15/09                                        520,000        549,900
                                                                    ------------
                                                                         950,162
                                                                    ------------

MINING & ENERGY--8.3%
METALS & MINING--0.5%
TriMas Corp.,
   9.875% 06/15/12(a)                                     140,000        138,600
                                                                    ------------
OIL & GAS EXTRACTION--7.1%
Benton Oil & Gas Co.,
   9.375% 11/01/07                                         55,000         49,500
Chesapeake Energy Corp.,
   8.125% 04/01/11                                        200,000        207,000
Compton Petroleum Corp.,
   9.900% 05/15/09(a)                                     575,000        603,750
Denbury Management, Inc.,
   9.000% 03/01/08                                         30,000         30,750

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

                                                         PAR           VALUE
                                                     ------------   ------------
El Paso Energy Partners, LP,
   8.500% 06/01/11(a)                                $     45,000   $     41,400
Encore Acquisition Co.,
   8.375% 06/15/12(a)                                      95,000         98,800
Forest Oil Corp.,
   8.000% 06/15/08                                         95,000        100,225
Magnum Hunter Resources, Inc.,
   10.000% 06/01/07                                       150,000        156,750
Mariner Energy, Inc.,
   10.500% 08/01/06                                       120,000        112,800
Petsec Energy, Inc.,
   9.500% 06/15/07(c)(e)                                  200,000          2,000
Pioneer Natural Resources Co.,
   7.500% 04/15/12                                         25,000         26,375
Pogo Producing Co.,
   8.250% 04/15/11                                        205,000        215,250
Stone Energy Corp.,
   8.250% 12/15/11                                         50,000         51,625
Trico Marine Services, Inc.,
   8.875% 05/15/12                                         80,000         73,600
XTO Energy, Inc.,
   7.500% 04/15/12                                        130,000        137,800
                                                                    ------------
                                                                       1,907,625
                                                                    ------------
OIL & GAS FIELD SERVICES--0.7%
Newpark Resources, Inc.,
   Series 1997 B,
   8.625% 12/15/07                                        200,000        187,000
                                                                    ------------

RETAIL TRADE--3.4%
FOOD RETAIL--1.1%
Winn Dixie Stores, Inc.,
   8.875% 04/01/08                                        285,000        290,700
                                                                    ------------
MISCELLANEOUS RETAIL--1.0%
JC Penney Co., Inc.,
   9.000% 08/01/12(a)                                     110,000        112,200
Steinway Musical
   Instruments, Inc.,
   8.750% 04/15/11                                        150,000        147,000
                                                                    ------------
                                                                         259,200
                                                                    ------------
RESTAURANTS--1.3%
Yum! Brands, Inc.:
   7.700% 07/01/12                                        225,000        235,125
   8.875% 04/15/11                                        100,000        109,000
                                                                    ------------
                                                                         344,125
                                                                    ------------

SERVICES--20.5%
AMUSEMENT & RECREATION--9.1%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                                        95,000        103,550
Argosy Gaming Co.,
   10.750% 06/01/09                                       115,000        126,500
Boyd Gaming Corp.:
   7.750% 12/15/12(a)                                      70,000         69,300
   9.500% 07/15/07                                         60,000         62,700
Circus & Eldorado/Silver
   Legacy Capital Corp.,
   10.125% 03/01/12                                  $    105,000   $    103,425
Coast Hotels & Casinos, Inc.,
   9.500% 04/01/09                                        100,000        106,250
Hollywood Casino Corp.,
   11.250% 05/01/07                                       230,000        249,550
Hollywood Casino Shreveport,
   13.000% 08/01/06                                       220,000        224,400
Hollywood Park, Inc.,
   9.250% 02/15/07                                        250,000        222,500
International Game Technology,
   8.375% 05/15/09                                         80,000         88,400
Majestic Investor Holdings,
   11.653% 11/30/07                                        50,000         47,000
Mohegan Tribal Gaming
   Authority:
   8.000% 04/01/12                                         40,000         41,900
   8.375% 07/01/11                                         50,000         52,625
Park Place Entertainment,
   9.375% 02/15/07                                        200,000        213,000
Penn National Gaming, Inc.,
   11.125% 03/01/08                                       200,000        218,000
Regal Cinemas, Inc.,
   9.375% 02/01/12                                        150,000        159,375
Riviera Holdings Corp.,
   11.000% 06/15/10(a)                                     10,000          9,000
Six Flags, Inc.,
   9.500% 02/01/09                                        260,000        250,250
Venetian Casino Resort LLC,
   11.000% 06/15/10(a)                                    100,000        104,500
                                                                    ------------
                                                                       2,452,225
                                                                    ------------
AUTO EQUIPMENT & RENTAL SERVICES--0.7%
United Rentals, Inc.:
   8.000% 08/15/08                                         85,000         68,000
   9.500% 06/01/08                                        130,000        106,600
                                                                    ------------
                                                                         174,600
                                                                    ------------
FUNERAL SERVICES--1.0%
Service Corp. International,
   7.700% 04/15/09                                        160,000        152,000
Stewart Enterprises, Inc.,
   10.750% 07/01/08                                       100,000        110,500
                                                                    ------------
                                                                         262,500
                                                                    ------------
HEALTH SERVICES--7.3%
AmerisourceBergen Corp.:
   7.250% 11/15/12(a)                                     205,000        210,637
   8.125% 09/01/08                                        100,000        107,000
Coventry Health Care, Inc.,
   8.125% 02/15/12                                        175,000        184,625
HCA Inc.,
   8.750% 09/01/10                                        395,000        452,607
Healthsouth Corp.,
   7.625% 06/01/12                                        140,000        115,500
InSight Health Services Corp.,
   9.875% 11/01/11(a)                                     110,000        105,050

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

                                                         PAR           VALUE
                                                     ------------   ------------
Magellan Health Services, Inc.:
   9.000% 02/15/08                                   $    170,000   $     42,500
   9.375% 11/15/07(a)                                      80,000         62,400
MedQuest, Inc.,
   11.750% 08/15/12(a)                                    125,000        123,750
PacifiCare Health Systems Inc.,
   10.750% 06/01/09                                       165,000        176,550
Radiologix, Inc.,
   10.500% 12/15/08                                        70,000         54,600
Res-Care, Inc.,
   10.625% 11/15/08                                       120,000         92,400
Tenet Healthcare Corp.,
   6.375% 12/01/11                                        130,000        116,675
United Surgical Partners
   International, Inc.,
   10.000% 12/15/11                                       100,000        102,500
                                                                    ------------
                                                                       1,946,794
                                                                    ------------
HOTELS, CAMPS & LODGING--1.7%
Host Marriott LP,
   9.500% 01/15/07                                        170,000        172,550
Starwood Hotels & Resorts
   Worldwide, Inc.,
   7.875% 05/01/12(a)                                     290,000        287,100
                                                                    ------------
                                                                         459,650
                                                                    ------------
OTHER SERVICES--0.7%
Advanstar Communications, Inc.,
   12.000% 02/15/11                                       120,000         93,600
Corrections Corp.,
   9.875% 05/01/09(a)                                     100,000        107,000
                                                                    ------------
                                                                         200,600
                                                                    ------------

TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES--22.0%
AEROSPACE--1.7%
BE Aerospace, Inc.,
   8.875% 05/01/11                                        100,000         74,000
L-3 Communications Corp.,
   7.625% 06/15/12                                         60,000         62,100
Sequa Corp.,
   8.875% 04/01/08                                        125,000        119,379
TransDigm, Inc.,
   10.375% 12/01/08                                       200,000        206,000
                                                                    ------------
                                                                         461,479
                                                                    ------------
AIR TRANSPORTATION--0.7%
Northwest Airlines Corp.,
   9.875% 03/15/07                                         85,000         54,400
U.S. Airways, Inc.,
   10.375% 03/01/13(e)                                    275,000        137,500
                                                                    ------------
                                                                         191,900
                                                                    ------------
BROADCASTING--3.4%
Allbritton Communications Co.,
   9.750% 11/30/07                                        110,000        114,290
British Sky Broadcasting PLC,
   8.200% 07/15/09                                        200,000        218,486
CanWest Media, Inc.,
   10.625% 05/15/11                                  $    125,000   $    133,125
Clear Channel
   Communications, Inc.,
   8.000% 11/01/08                                         45,000         48,825
Corus Entertainment, Inc.,
   8.750% 03/01/12                                         45,000         47,700
Emmis Communications Corp.,
   (d) 03/15/11
   (12.500% 03/15/06)                                      74,000         59,385
LIN Holding Corp.,
   (d) 03/01/08
   (10.000% 03/01/03)                                     185,000        188,700
TV Azteca SA de CV,
   10.500% 02/15/07                                       120,000        108,000
                                                                    ------------
                                                                         918,511
                                                                    ------------
CABLE--4.4%
Cable Satisfaction
   International, Inc.,
   12.750% 03/01/10                                       155,000         31,000
Charter Communications
   Holdings LLC:
   (d) 04/01/11
   (9.920% 04/01/04)                                      275,000         96,250
   10.000% 04/01/09                                       115,000         50,600
   10.750% 10/01/09                                        75,000         33,750
Diamond Cable Co.,
   10.750% 02/15/07(c)(e)                                 230,000         23,000
EchoStar DBS Corp.:
   9.250% 02/01/06                                        275,000        288,063
   9.375% 02/01/09                                        200,000        212,000
Insight Communications Co.,
   (d) 02/15/11
   (12.250% 02/15/06)                                     425,000        233,750
Insight Midwest,
   9.750% 10/01/09(a)                                     130,000        122,850
Northland Cable Television, Inc.,
   10.250% 11/15/07                                       135,000         90,450
                                                                    ------------
                                                                       1,181,713
                                                                    ------------
COMMUNICATIONS--0.5%
XM Satellite Radio Holdings, Inc.,
   14.000% 03/15/10                                       190,000        129,200
                                                                    ------------
COMMUNICATION SERVICES--0.4%
Crown Castle International Corp.:
   (d) 05/15/11
   (10.375% 05/15/04)                                      70,000         45,500
SBA Communications, Inc.,
   10.250% 02/01/09                                       115,000         62,387
                                                                    ------------
                                                                         107,887
                                                                    ------------
ELECTRIC, GAS & SANITARY SERVICES--2.6%
Allied Waste North America, Inc.:
   8.500% 12/01/08                                        300,000        301,500
   10.000% 08/01/09                                       295,000        293,525
HydroChem Industrial Services,
   10.375% 08/01/07                                       125,000         93,750
                                                                    ------------
                                                                         688,775
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

                                                         PAR           VALUE
                                                     ------------   ------------
ELECTRIC SERVICES--3.3%
AES Corp.,
   9.500% 06/01/09                                   $     80,000   $     48,800
Beaver Valley Funding Corp.,
   9.000% 06/01/17                                        220,000        243,835
Caithness Coso Funding Corp.,
   Series 1999 B,
   9.050% 12/15/09                                        125,300        122,794
Calpine Corp.,
   8.500% 02/15/11                                        175,000         77,875
CMS Energy Corp.,
   8.900% 07/15/08                                        110,000         97,900
Nevada Power Co.,
   10.875% 10/15/09(a)                                     70,000         72,100
PSE&G Energy Holdings, Inc.,
   8.625% 02/15/08                                        110,000         89,100
Teco Energy, Inc.,
   10.500% 12/01/07(a)                                     55,000         55,226
Western Resources, Inc.,
   7.875% 05/15/07                                         85,000         85,000
                                                                    ------------
                                                                         892,630
                                                                    ------------
MARINE TRANSPORTATION--0.2%
Teekay Shipping Corp.,
   8.875% 07/15/11                                         50,000         51,250
                                                                    ------------
MOTOR FREIGHT & WAREHOUSING--0.1%
QDI LLC:
   12.000% 06/15/09(a)                                     11,922          1,773
   12.500% 06/15/08                                        49,750         24,813
                                                                    ------------
                                                                          26,586
                                                                    ------------
POLLUTION CONTROL--0.2%
Envirosource, Inc.,
   14.000% 12/15/08                                        47,729         42,956
                                                                    ------------
RADIOTELEPHONE COMMUNICATIONS--2.1%
Airgate PCS, Inc.,
   (d) 10/01/09
   (13.500% 10/01/04)                                     110,000         12,100
Horizon PCS, Inc.,
   13.750% 06/15/11(a)                                     95,000         18,050
Nextel Communications, Inc.:
   9.375% 11/15/09                                        370,000        335,775
   9.750% 10/31/07                                        100,000         93,000
Rogers Cantel, Inc.,
   9.750% 06/01/16                                        115,000        102,350
US Unwired, Inc.,
   (d) 11/01/09
   (13.375% 11/01/04)                                     180,000         10,800
                                                                    ------------
                                                                         572,075
                                                                    ------------
RAILROAD--0.6%
Kansas City Southern,
   7.500% 06/15/09                                         55,000         57,750
TFM SA,
   12.500% 06/15/12(a)                                    110,000        109,588
                                                                    ------------
                                                                         167,338
                                                                    ------------
TELECOMMUNICATIONS--0.8%
AT&T Wireless Services, Inc.,
   7.875% 03/01/11                                   $     90,000   $     90,000
Carrier1 International SA,
   13.250% 02/15/09(c)(e)                                 250,000          7,500
RCN Corp.,
   11.125% 10/15/07                                        50,000         11,000
Time Warner Telecom, Inc.:
   9.750% 07/15/08                                        135,000         74,250
   10.125% 02/01/11                                        55,000         30,250
                                                                    ------------
                                                                         213,000
                                                                    ------------
TRANSPORTATION SERVICES--0.8%
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                                        125,000        131,250
Stena AB,
   9.625% 12/01/12(a)                                      70,000         72,100
                                                                    ------------
                                                                         203,350
                                                                    ------------
WATER TRANSPORTATION--0.2%
National Waterworks, Inc.,
   10.500% 12/01/12(a)                                     50,000         52,500
                                                                    ------------
TOTAL CORPORATE FIXED-INCOME
   BONDS & NOTES
   (cost of $26,637,514)                                              23,835,553
                                                                    ------------

                                                        SHARES
                                                     ------------
PREFERRED STOCKS--1.7%
TRANSPORTATION, COMMUNICATIONS,
   ELECTRIC, GAS & SANITARY SERVICES--1.7%
BROADCASTING--0.4%
Sinclair Capital,
   11.625% PIK                                              1,000        107,500
                                                                    ------------
CABLE--1.1%
CSC Holdings Ltd.:
   11.125% PIK                                                282         26,367
   11.750% PIK                                              2,896        276,568
                                                                    ------------
                                                                         302,935
                                                                    ------------
COMMUNICATIONS--0.1%
Dobson Communication Corp.,
   12.250% PIK                                                 50         23,986
                                                                    ------------
POLLUTION CONTROL--0.1%
EnviroSource, Inc.
   7.250%                                                     300         13,890
                                                                    ------------
Total Preferred Stocks
   (cost of $374,820)                                                    448,311
                                                                    ------------

COMMON STOCKS--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
POLLUTION CONTROL--0.0%
EnviroSource, Inc.(e)                                       1,200            276
Fairlane Management Corp.(e)                                1,200             --
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $49)                                                             276
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

                                                         UNITS          VALUE
                                                     ------------   ------------
WARRANTS--0.0%(f)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--0.0%
CABLE--0.0%

Cable Satisfaction International, Inc.,
   expires 03/01/05                                           220   $         22
Ono Finance PLC,
   expires 02/15/11(a)                                         85              1
                                                                    ------------
                                                                              23
                                                                    ------------
COMMUNICATIONS--0.0%
UbiquiTel Inc.,
   expires 04/15/10(a)                                         50             12
XM Satellite Radio Holdings, Inc.,
   expires 03/15/10(a)                                        150            112
                                                                    ------------
                                                                             124
                                                                    ------------
MOTOR FREIGHT & WAREHOUSING--0.0%
QDI LLC,
   expires 01/15/07(a)                                        153             --
                                                                    ------------
Telecommunications--0.0%
Carrier1 International SA,
   expires 02/19/09                                           113              1
Horizon PCS, Inc.,
   expires 10/01/10(a)                                        145             --
Jazztel PLC,
   expires 07/15/10                                            60             --
                                                                    ------------
                                                                               1
                                                                    ------------
TOTAL WARRANTS
   (cost of $22,709)                                                         148
                                                                    ------------

                                                         PAR           VALUE
                                                     ------------   ------------
SHORT-TERM OBLIGATION--8.5%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03
   at 1.180%, collateralized by
   U.S. Treasury Bond maturing
   02/15/20, market value
   $2,319,623 (repurchase proceeds
   $2,270,149) (cost of $2,270,000)                  $ 2,270,000    $  2,270,000
                                                                    ------------
TOTAL INVESTMENTS--99.1%
   (cost of $29,305,092)(g)                                           26,554,288
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--0.9%                                    243,212
                                                                    ------------
NET ASSETS--100.0%                                                  $ 26,797,500
                                                                    ============

Notes to Investment Portfolio:
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $3,804,061 which represents 14.2% of net assets.
(b)  Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being fully accrued.
(d) Stepped coupon bond. Currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(e) As of December 31, 2002 the fund held certain securities that have filed for bankruptcy protection under Chapter 11, representing 1.2% of net assets.
(f)  Non-incoming producing.
(g) Cost for federal income tax purposes is $29,197,944. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales and amortization/accretion tax elections on fixed income securities.

            ACRONYM              NAME
            -------              ----
             PIK            Payment-In-Kind

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                           $ 29,305,092
                                                               ------------
Investments, at value                                          $ 26,554,288
Cash                                                                    181
Receivable for:
   Fund shares sold                                                  30,651
   Interest                                                         540,385
   Dividends                                                          9,291
Deferred Trustees' compensation plan                                  2,273
                                                               ------------
     TOTAL ASSETS                                                27,137,069
                                                               ------------
LIABILITIES:
Expense reimbursement due to Distributor                              5,648
Payable for:
   Investments purchased                                            229,687
   Fund shares repurchased                                           60,666
   Management fee                                                    13,418
   Distribution fee--Class B                                            267
   Transfer agent fee                                                   625
   Pricing and bookkeeping fees                                       1,133
   Audit fee                                                         18,065
Deferred Trustees' fee                                                2,273
Other liabilities                                                     7,787
                                                               ------------
   TOTAL LIABILITIES                                                339,569
                                                               ------------
NET ASSETS                                                     $ 26,797,500
                                                               ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $ 37,497,637
Undistributed net investment income                                 102,129
Accumulated net realized loss                                    (8,051,462)
Net unrealized depreciation on investments                       (2,750,804)
                                                               ------------
NET ASSETS                                                     $ 26,797,500
                                                               ============
CLASS A:
Net assets                                                     $ 11,561,594
Shares outstanding                                                1,996,066
                                                               ============
Net asset value per share                                      $       5.79
                                                               ============
CLASS B:
Net assets                                                     $ 15,235,906
Shares outstanding                                                2,645,518
                                                               ============
Net asset value per share                                      $       5.76
                                                               ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial High Yield Securities Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                      $     71,677
Interest                                                          2,144,844
                                                               ------------
   Total Investment Income (net of foreign taxes
    withheld of $1,213                                            2,216,521
                                                               ------------
EXPENSES:
Management fee                                                      148,684
Distribution fee--Class B                                            28,436
Pricing and bookkeeping fees                                         12,508
Transfer agent fee                                                    7,500
Trustees' fee                                                         6,278
Custody fee                                                           7,500
Audit fee                                                            17,398
Other expenses                                                       10,382
                                                               ------------
   Total Expenses                                                   238,686
Fees and expenses reimbursed by Distributor--Class B                (16,857)
Custody earnings credit                                                (288)
                                                               ------------
   Net Expenses                                                     221,541
                                                               ------------
Net Investment Income                                             1,994,980
                                                               ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                   (3,559,323)
   Foreign currency transactions                                        265
                                                               ------------
     Net realized loss                                           (3,559,058)
                                                               ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                      694,076
   Foreign currency translations                                     (7,959)
                                                               ------------
     Net change in unrealized appreciation/depreciation             686,117
                                                               ------------
Net Loss                                                         (2,872,941)
                                                               ------------
Net Decrease in Net Assets from Operations                     $   (877,961)
                                                               ============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial High Yield Securities Fund, Variable Series

                                                                                          YEAR ENDED DECEMBER 31,
                                                                                     ---------------------------------
                                                                                          2002              2001
                                                                                     ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------
OPERATIONS:
Net investment income                                                                $     1,994,980   $     2,470,797
Net realized loss on investments and foreign currency transactions                        (3,559,058)       (3,133,938)
Net change in unrealized appreciation/depreciation
 on investments and foreign currency translations                                            686,117          (163,686)
                                                                                     ---------------   ---------------
        Net Decrease from Operations                                                        (877,961)         (826,827)
                                                                                     ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                 (945,103)       (1,594,290)
    Class B                                                                               (1,220,283)         (710,340)
Return of capital:
    Class A                                                                                       --           (86,410)
    Class B                                                                                       --           (38,500)
                                                                                     ---------------   ---------------
Total Distributions Declared to Shareholders                                              (2,165,386)       (2,429,540)
                                                                                     ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                           4,191,874         3,285,968
   Distributions reinvested                                                                  945,103         1,680,700
   Redemptions                                                                            (9,325,390)       (4,505,992)
                                                                                     ---------------   ---------------
        Net Increase (Decrease)                                                           (4,188,413)          460,676
                                                                                     ---------------   ---------------
Class B:
   Subscriptions                                                                          14,150,523        13,302,022
   Distributions reinvested                                                                1,220,283           748,840
   Redemptions                                                                            (7,314,175)       (5,494,522)
                                                                                     ---------------   ---------------
        Net Increase                                                                       8,056,631         8,556,340
                                                                                     ---------------   ---------------
Net Increase from Share Transactions                                                       3,868,218         9,017,016
                                                                                     ---------------   ---------------
Total Increase in Net Assets                                                                 824,871         5,760,649
NET ASSETS:
Beginning of period                                                                       25,972,629        20,211,980
                                                                                     ---------------   ---------------
End of period (including undistributed net investment income
 of $102,129 and $268,487, respectively)                                             $    26,797,500   $    25,972,629
                                                                                     ===============   ===============

CHANGES IN SHARES:
Class A:

   Subscriptions                                                                             666,673           438,159
   Issued for distributions reinvested                                                       163,230           256,988
   Redemptions                                                                            (1,471,172)         (608,539)
                                                                                     ---------------   ---------------
        Net Increase (Decrease)                                                             (641,269)           86,608
                                                                                     ---------------   ---------------
Class B:
   Subscriptions                                                                           2,239,339         1,812,231
   Issued for distributions reinvested                                                       211,855           115,206
   Redemptions                                                                            (1,145,972)         (748,618)
                                                                                     ---------------   ---------------
        Net Increase                                                                       1,305,222         1,178,819
                                                                                     ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial High Yield Securities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek high current income and total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net

NOTES TO FINANCIAL STATEMENTS
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. Premium is amortized against interest income with a corresponding decrease in the cost basis.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, deferral of losses from wash sales, discount accretion/premium amortization on debt securities, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

   UNDISTRIBUTED        ACCUMULATED
  NET INVESTMENT       NET REALIZED           PAID-IN
      INCOME               LOSS               CAPITAL
  --------------       ------------           -------
     $ 4,048             $ (4,714)             $ 666

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

NOTES TO FINANCIAL STATEMENTS
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

The tax character of distributions paid during 2002 and 2001 was as follows:

                                     2002          2001
                                  -----------   -----------
Distributions paid from:
   Ordinary income                $ 2,165,386   $ 2,304,630
   Return of capital                       --       124,910
                                  -----------   -----------
                                  $ 2,165,386   $ 2,429,540
                                  ===========   ===========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED
           ORDINARY                 UNREALIZED
            INCOME                 DEPRECIATION*
         -------------             -------------
            $ 6,273                 $ (2,643,656)

*The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.
The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2006                              $     48,985
       2007                                    52,900
       2008                                 1,136,229
       2009                                 2,734,633
       2010                                 4,075,815
                                         ------------
                                         $  8,048,562
                                         ============

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 0.95% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.95% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $288 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $17,805,351 and $14,632,843, respectively.

NOTES TO FINANCIAL STATEMENTS
Colonial High Yield Securities Fund, Variable Series / December 31, 2002

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $    574,290
     Gross unrealized depreciation          (3,217,946)
                                          ------------
       Net unrealized depreciation        $ (2,643,656)
                                          ============

   OTHER--High yield investing offers the potential for high income and attractive total return, but also certain additional risks. These include credit risks associated with lower-rated bonds, changes in interest rates and certain risks associated with foreign investments.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. PROPOSED REORGANIZATION

   The Board of Trustees has approved a proposal to reorganize the Fund, subject to shareholder approval and the satisfaction of certain other conditions. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 19, 2003. If approved at the special meeting, the reorganization is proposed to take place on or around
April 11, 2003.

FINANCIAL HIGHLIGHTS
Colonial High Yield Securities Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                                     PERIOD
                                                                YEAR ENDED DECEMBER 31,                               ENDED
                                                      -----------------------------------------------------       DECEMBER 31,
                                                        2002          2001             2000          1999           1998(a)
                                                      --------      --------         --------      --------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   6.54      $   7.45         $   8.85      $   9.31         $  10.00
                                                      --------      --------         --------      --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                 0.52          0.76(c)          0.84          0.88             0.48
Net realized and unrealized loss on
 investments and foreign currency                        (0.76)        (0.97)(c)        (1.45)        (0.72)           (0.74)
                                                      --------      --------         --------      --------         --------
     Total from Investment Operations                    (0.24)        (0.21)           (0.61)         0.16            (0.26)
                                                      --------      --------         --------      --------         --------
LESS DISTRIBUTIONS DECLARED TO
 SHAREHOLDERS:
From net investment income                               (0.51)        (0.66)           (0.75)        (0.62)           (0.43)
In excess of net investment income                          --            --            (0.02)           --               --
Return of capital                                           --         (0.04)           (0.02)           --               --
                                                      --------      --------         --------      --------         --------
     Total Distributions Declared to
      Shareholders                                       (0.51)        (0.70)           (0.79)        (0.62)           (0.43)
                                                      --------      --------         --------      --------         --------
NET ASSET VALUE, END OF PERIOD                        $   5.79      $   6.54         $   7.45      $   8.85         $   9.31
                                                      ========      ========         ========      ========         ========
Total return (d)(e)                                      (3.64)%       (2.82)%          (6.89)%(f)     1.65%(f)        (2.57)%(f)(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (h)                                              0.85%         0.93%            0.88%         0.80%            0.80%(i)
Net investment income (h)                                 8.10%        10.21%(c)         9.67%         9.36%            7.93%(i)
Waiver/reimbursement                                        --            --             0.06%         0.48%            1.04%(i)
Portfolio turnover rate                                     66%           54%              35%           16%              23%(g)
Net assets, end of period (000's)                     $ 11,562      $ 17,257         $ 19,013      $ 15,358         $  5,915

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to increase net investment income per share by $0.05, increase net realized and unrealized gain (loss) per share by $0.05 and increase the ratio of net investment income to average net assets from 9.49% to 10.21%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial High Yield Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial High Yield Securities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

3.30% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION
Colonial International Fund for Growth, Variable Series / December 31, 2002

Colonial International Fund For Growth, Variable Series seeks long-term growth.

The portfolio managers of the fund are Charles R. Roberts and Deborah F. Snee. Mr. Roberts is a senior vice president of Colonial Management Associates, Inc. (Colonial) and Ms. Snee is a vice president of Colonial.

IN-LINE RETURNS AMID DIFFICULT MARKET CONDITIONS
The past twelve months were challenging ones for the world's stock markets. European economies exhibited sluggish growth, while Japan remained gripped by the dual forces of recession and deflation. International equities were hit especially hard during the second half of the period, as concerns about the telecommunications sector and broader worries about corporate mismanagement caused many investors to stay on the sidelines.

   In relative terms, the fund actually performed better during the second half of the period. The fund's investments in stable, high-quality companies held up better than more speculative sectors of the market. Another relative gain resulted from a decline in the dollar during the period, especially as measured against the euro. A weaker dollar benefits US investors because returns from foreign investments are converted from stronger currencies.

INSURANCE HOLDINGS PARED AMID LOWERED EXPECTATIONS
The fund's investments in European insurance stocks hurt performance during the period. We had invested in insurers such as Allianz, Munich Re and Aegon because we believed that annuities and other financial products offered by these companies were likely to experience heightened demand amid a continent-wide move toward pension reform. While this possibility still exists, we underestimated the negative impact that weak capital markets would have on the insurance sector's operating performance. Faced with poor near-term earnings prospects, we eliminated these holdings from the portfolio.

INVESTED IN EMERGING MARKETS
Over the past year, the fund established several positions within emerging markets, an area in which the portfolio had previously lacked representation. Purchases included Wal-Mart de Mexico and Israeli generic drug manufacturer Teva Pharmaceutical (2.0%, and 1.6% of net assets, respectively). Wal-Mart de Mexico is the successor company to the leading retailer in Mexico, which was bought out by US-based Wal-Mart Stores. Teva is consistent with the fund's philosophy of buying global leaders regardless of their domicile. Our hope is to increase exposure to emerging markets by investing in companies that have potential beyond their sometimes volatile domestic economies.

NO MAJOR BETS ON SWIFT ECONOMIC RECOVERY
Although the world's stock markets have regained some of the ground lost in the precipitous declines of August and September 2002, we do not anticipate a major economic recovery in the months ahead. As a consequence, we continue to favor investments in stable consumer companies rather than in the more economically-sensitive financial sector. On the macroeconomic front, we expect that any turnaround in Japan will depend on the Koizumi administration's ability to enact meaningful reforms in the banking system, while European economies should continue to be driven in large part by trends in the United States. In that sense, even international investors should keep a close eye on Wall Street during the upcoming year.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial International Fund for Growth, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                      1-YEAR   5-YEAR     LIFE
--------------------------------------------------------------
 Class A (5/2/94)                     -13.35    -3.23    -1.69
 Class B(1) (6/1/00)                  -13.56    -3.28    -1.72
 MSCI EAFE Index(2)                   -15.94    -2.89     0.40

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/2/94 - 12/31/02

Class A: $8,626
Class B: $8,606

              CLASS A SHARES     MSCI EAFE INDEX
5/2/94          $   10,000          $   10,000
May-94          $    9,900          $    9,771
Jun-94          $    9,700          $    9,767
Jul-94          $    9,950          $    9,994
Aug-94          $   10,251          $   10,163
Sep-94          $    9,950          $    9,805
Oct-94          $   10,000          $   10,103
Nov-94          $    9,550          $    9,652
Dec-94          $    9,400          $    9,726
Jan-95          $    8,850          $    9,477
Feb-95          $    8,701          $    9,466
Mar-95          $    8,850          $    9,895
Apr-95          $    9,100          $   10,337
May-95          $    9,100          $   10,237
Jun-95          $    9,050          $   10,123
Jul-95          $    9,549          $   10,785
Aug-95          $    9,549          $   10,334
Sep-95          $    9,699          $   10,457
Oct-95          $    9,549          $   10,153
Nov-95          $    9,699          $   10,368
Dec-95          $    9,949          $   10,811
Jan-96          $    9,898          $   10,949
Feb-96          $    9,898          $   10,982
Mar-96          $   10,100          $   11,128
Apr-96          $   10,656          $   11,474
May-96          $   10,555          $   11,304
Jun-96          $   10,605          $   11,392
Jul-96          $   10,201          $   11,065
Aug-96          $   10,353          $   11,058
Sep-96          $   10,455          $   11,363
Oct-96          $   10,202          $   11,239
Nov-96          $   10,606          $   11,719
Dec-96          $   10,508          $   11,635
Jan-97          $   10,562          $   11,417
Feb-97          $   10,670          $   11,497
Mar-97          $   10,670          $   11,716
Apr-97          $   10,616          $   11,687
May-97          $   11,421          $   12,296
Jun-97          $   12,010          $   13,027
Jul-97          $   12,064          $   13,314
Aug-97          $   11,226          $   12,358
Sep-97          $   11,656          $   13,151
Oct-97          $   10,635          $   12,180
Nov-97          $   10,312          $   12,130
Dec-97          $   10,165          $   12,305
Jan-98          $   10,508          $   12,945
Feb-98          $   11,021          $   13,690
Mar-98          $   11,707          $   14,436
Apr-98          $   11,935          $   14,652
May-98          $   11,935          $   14,860
Jun-98          $   11,650          $   15,000
Jul-98          $   11,992          $   15,195
Aug-98          $   10,238          $   13,192
Sep-98          $    9,780          $   12,824
Oct-98          $   10,524          $   14,252
Nov-98          $   11,095          $   14,991
Dec-98          $   11,481          $   15,594
Jan-99          $   11,481          $   15,610
Feb-99          $   11,252          $   15,119
Mar-99          $   11,653          $   15,915
Apr-99          $   12,342          $   16,553
May-99          $   11,768          $   15,685
Jun-99          $   12,456          $   16,474
Jul-99          $   12,916          $   16,975
Aug-99          $   13,031          $   17,086
Sep-99          $   13,088          $   17,380
Oct-99          $   13,433          $   17,977
Nov-99          $   14,294          $   18,621
Dec-99          $   16,139          $   20,429
Jan-00          $   15,156          $   19,299
Feb-00          $   15,735          $   20,010
Mar-00          $   15,966          $   20,604
Apr-00          $   14,751          $   19,341
May-00          $   14,462          $   18,910
Jun-00          $   14,520          $   19,732
Jul-00          $   14,057          $   18,740
Aug-00          $   14,230          $   18,946
Sep-00          $   13,777          $   18,065
Oct-00          $   13,309          $   17,546
Nov-00          $   12,899          $   16,844
Dec-00          $   13,159          $   17,255
Jan-01          $   12,750          $   17,414
Feb-01          $   11,795          $   16,247
Mar-01          $   10,841          $   15,198
Apr-01          $   11,386          $   16,195
May-01          $   11,046          $   15,609
Jun-01          $   10,910          $   15,020
Jul-01          $   10,568          $   14,688
Aug-01          $   10,432          $   14,297
Sep-01          $    9,750          $   12,712
Oct-01          $    9,818          $   13,007
Nov-01          $    9,955          $   13,489
Dec-01          $    9,955          $   13,423
Jan-02          $    9,478          $   12,677
Feb-02          $    9,614          $   12,801
Mar-02          $    9,819          $   13,601
Apr-02          $    9,956          $   13,680
May-02          $    9,956          $   13,948
Jun-02          $    9,819          $   13,432
Jul-02          $    8,932          $   12,050
Aug-02          $    8,932          $   12,040
Sep-02          $    8,387          $   10,647
Oct-02          $    8,591          $   11,089
Nov-02          $    8,659          $   11,660
Dec-02          $    8,626          $   10,354

NET ASSET VALUE PER SHARE ($)            12/31/01    12/31/02
-------------------------------------------------------------
 Class A                                   1.46        1.26
 Class B                                   1.46        1.26

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) EAFE Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the older existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the newer class shares would be lower.
(2) Index performance is from April 30, 1994.

INVESTMENT PORTFOLIO
Colonial International Fund for Growth, Variable Series / December 31, 2002

                                                     SHARES         VALUE
                                                  -----------     -----------
COMMON STOCKS--97.2%
CONSUMER DISCRETIONARY--6.6%
AUTOMOBILES & COMPONENTS--1.9%
AUTOMOBILE MANUFACTURERS--1.9%
Honda Motor Co., Ltd.                                   7,000     $   258,757
Toyota Motor Corp.                                     11,100         298,156
                                                                  -----------
                                                                      556,913
                                                                  -----------
RETAILING--4.7%
Inditex                                                 9,782         230,916
Marks & Spencer Group PLC                              55,865         283,231
Next PLC                                               22,646         268,445
Wal-Mart de Mexico SA de CV                           246,000         561,881
                                                                  -----------
                                                                    1,344,473
                                                                  -----------

CONSUMER STAPLES--23.3%
FOOD & DRUG RETAILING--3.8%
FOOD RETAIL--3.8%
Carrefour SA                                            6,061         269,692
Seven-Eleven Japan Co., Ltd.                           18,000         548,670
Tesco PLC                                              91,604         286,027
                                                                  -----------
                                                                    1,104,389
                                                                  -----------
FOOD, BEVERAGES & TOBACCO--11.5%
BREWERS--3.1%
Foster's Group Ltd.                                   199,008         503,963
Heineken N.V.                                           9,791         381,963
                                                                  -----------
                                                                      885,926
                                                                  -----------
DISTILLERS & VINTNERS--2.4%
Diageo PLC                                             64,388         699,519
                                                                  -----------
PACKAGED FOODS--5.0%
Nestle SA                                               4,100         868,556
Unilever PLC                                           59,330         564,356
                                                                  -----------
                                                                    1,432,912
                                                                  -----------
TOBACCO--1.0%
Imperial Tobacco Group PLC                             17,099         290,345
                                                                  -----------
HOUSEHOLD & PERSONAL PRODUCTS--8.0%
HOUSEHOLD PRODUCTS--4.9%
Kao Corp.                                              38,000         833,530
Reckitt Benckiser PLC                                  30,434         590,252
                                                                  -----------
                                                                    1,423,782
                                                                  -----------
PERSONAL PRODUCTS--3.1%
Beiersdorf AG                                           3,600         400,561
L'Oreal SA                                              6,304         479,628
                                                                  -----------
                                                                      880,189
                                                                  -----------

ENERGY--1.3%
INTEGRATED OIL & GAS--1.3%
BP PLC                                                 53,855         370,122
                                                                  -----------

FINANCIALS--12.1%
BANKS--9.4%
Anglo Irish Bank Corp. PLC                             56,300         400,303
Banco Popular Espanol SA                               15,487         632,920
Commonwealth Bank of
 Australia                                             17,700     $   268,938
DBS Group Holdings Ltd.                                34,000         215,606
Danske Bank                                            19,000         313,799
Royal Bank of Scotland
 Group PLC                                             23,503         562,882
Standard Chartered PLC                                 28,194         320,370
                                                                  -----------
                                                                    2,714,818
                                                                  -----------
DIVERSIFIED FINANCIAL--1.5%
DIVERSIFIED FINANCIAL SERVICES--1.5%
Bank of Ireland                                        43,241         443,945
Fortis Bank Nederland(a)(b)                               525              --
                                                                  -----------
                                                                      443,945
                                                                  -----------
INSURANCE--1.2%
LIFE & HEALTH INSURANCE--1.2%

Irish Life & Permanent PLC                             32,400         349,972
                                                                  -----------

HEALTH CARE--18.2%
HEALTH CARE EQUIPMENT & SERVICES--2.6%
HEALTH CARE SUPPLIES--2.6%
Smith & Nephew PLC                                    123,636         757,165
                                                                  -----------
PHARMACEUTICALS & BIOTECHNOLOGY--15.6%
PHARMACEUTICALS--15.6%
Altana AG                                              10,240         467,133
AstraZenca PLC                                         10,808         386,180
Aventis SA                                              4,082         221,745
GlaxoSmithKline PLC                                    32,338         620,412
Novartis AG (Registered)                               11,570         422,028
Roche Holding AG                                        4,100         285,616
Sanofi-Synthelabo SA                                    6,982         426,508
Schering AG                                            11,600         504,236
Takeda Chemical
 Industries Ltd.                                       17,000         710,003
Teva Pharmaceutical
 Industries Ltd.                                       12,000         463,320
                                                                  -----------
                                                                    4,507,181
                                                                  -----------

INDUSTRIALS--10.0%
AIRPORT SERVICES--1.6%
BAA PLC                                                56,069         454,825
                                                                  -----------
COMMERCIAL SERVICES & SUPPLIES--3.0%
DIVERSIFIED COMMERCIAL SERVICES--2.3%
Secom Co., Ltd.                                        19,000         651,145
                                                                  -----------
EMPLOYMENT SERVICES--0.7%
Capita Group PLC                                       53,193         211,895
                                                                  -----------
HIGHWAYS & RAIL INFRASTRUCTURE--5.4%
Acesa Infraestructuras SA                              26,150         296,174
Concessioni e Costruzioni
 Autostrade S.p.A                                     121,000       1,202,942
Zhejiang Expressway Co., Ltd.                         198,000          76,168
                                                                  -----------
                                                                    1,575,284
                                                                  -----------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial International Fund for Growth, Variable Series / December 31, 2002

                                                     SHARES          VALUE
                                                  -----------     -------------
INFORMATION TECHNOLOGY--7.4%
TECHNOLOGY HARDWARE & EQUIPMENT--7.4%
OFFICE ELECTRONICS--5.0%
Canon, Inc.                                            26,000     $     978,612
Hoya Corp.                                              3,400           237,908
Keyence Corp.                                           1,200           208,656
                                                                  -------------
                                                                      1,425,176
                                                                  -------------
SEMICONDUCTORS--1.8%
Murata Manufacturing Co., Ltd.                          3,800           148,788
Rohm Co., Ltd.                                          3,000           381,694
                                                                  -------------
                                                                        530,482
                                                                  -------------
TELECOMMUNICATIONS EQUIPMENT--0.6%
Nokia Oyj                                              11,100           176,355
                                                                  -------------

MATERIALS--2.3%
INDUSTRIAL GAS--1.0%
L'Air Liquide SA                                        2,129           280,648
                                                                  -------------
SPECIALTY CHEMICALS--1.3%
Givaudan SA                                               875           392,235
                                                                  -------------

TELECOMMUNICATION SERVICES--5.8%
INTEGRATED TELECOMMUNICATION SERVICES--1.5%
Telefonica SA(a)                                       50,388           450,741
                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES--4.3%
NTT DoCoMo, Inc.                                          179           330,086
Orange SA(a)                                           37,496           259,132
Vodafone Group PLC                                    350,939           639,677
                                                                  -------------
                                                                      1,228,895
                                                                  -------------

UTILITIES--10.2%
ELECTRIC UTILITIES--1.8%
Huaneng Power
 International, Inc.                                  270,000           216,386
National Grid Transco PLC                              39,000           286,547
                                                                  -------------
                                                                        502,933
                                                                  -------------
GAS UTILITIES--8.4%
Enagas                                                 82,081           499,254
Hong Kong & China
 Gas Co., Ltd.                                        434,330           559,722
Italgas S.p.A                                          72,300           982,640
Snam Rete Gas S.p.A                                   111,600           380,363
                                                                  -------------
                                                                      2,421,979
                                                                  -------------
TOTAL COMMON STOCKS
   (cost of $30,348,211)                                             28,064,244
                                                                  -------------

                                                      PAR            VALUE
                                                  -----------     -------------
CONVERTIBLE BOND--0.9%
BANKING & FINANCIAL SERVICES--0.9%
FINANCE COMPANIES--0.9%
Bil Finance Ltd.,
   8.19% 10/15/03
   (cost of $567,550)                             NZD 496,375     $     254,806

                                                     UNITS
                                                  -----------
RIGHT--0.1%
INDUSTRIALS--0.1%
HIGHWAYS & RAILTRACKS--0.1%
Acesa Infraestructuras SA,
   expires 01/11/03
   (cost $0)                                           26,150            15,083

                                                                  -------------
WARRANT--0.0%(a)
FINANCIALS--0.0%
BANKS--0.0%
Siam Commercial Bank,
   expires 06/22/04
   (cost $0)                                           12,000               784
                                                                  -------------

                                                      PAR
                                                  -----------
SHORT-TERM OBLIGATION--2.8%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at
   1.180%, collateralized by
   U.S. Treasury Bond maturing
   08/15/28, market value $841,819
   (repurchase proceeds $822,054)
   (cost of $822,000)                             $   822,000           822,000
                                                                  -------------
TOTAL INVESTMENTS--101.0%
   (cost of $31,737,761)(c)                                          29,156,917
                                                                  -------------
OTHER ASSETS & LIABILITIES, NET--(1.0)%                                (273,408)
                                                                  -------------
NET ASSETS--100.0%                                                $  28,883,509
                                                                  =============

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial International Fund for Growth, Variable Series / December 31, 2002

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under the direction of the Trustees.
(c) Cost for both financial statement and federal income tax purposes is the same.

SUMMARY OF SECURITIES
    BY COUNTRY                                   % OF TOTAL
    (UNAUDITED)                       VALUE      INVESTMENTS
---------------------              ------------  -----------
United Kingdom                     $  7,592,250      26.0%
Japan                                 5,586,005      19.2%
Italy                                 2,565,945       8.8%
Spain                                 2,125,088       7.3%
Switzerland                           1,968,434       6.8%
France                                1,937,353       6.6%
Germany                               1,371,930       4.7%
Ireland                               1,194,221       4.1%
United States                           822,000       2.8%
Australia                               772,901       2.7%
Mexico                                  561,881       1.9%
Hong Kong                               559,722       1.9%
Israel                                  463,320       1.6%
Netherlands                             381,963       1.3%
Denmark                                 313,799       1.1%
China                                   292,554       1.0%
New Zealand                             254,806       0.9%
Singapore                               215,606       0.7%
Finland                                 176,355       0.6%
Thailand                                    784       0.0%
                                   ------------     -----
                                   $ 29,156,917     100.0%
                                   ============     =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM          NAME
            -------          ----
              NZD      New Zealand Dollar

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Colonial International Fund for Growth, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                       $   31,737,761
                                                           --------------
Investments, at value                                      $   29,156,917
Cash                                                                  334
Foreign currency (cost of $13)                                         13
Receivable for:
   Fund shares sold                                                86,535
   Interest                                                         4,589
   Dividends                                                       72,381
Deferred Trustees' compensation plan                                2,975
                                                           --------------
     TOTAL ASSETS                                              29,323,744
                                                           --------------
LIABILITIES:
Payable for:
   Investments purchased                                          373,694
   Fund shares repurchased                                          5,161
   Management fee                                                  21,936
   Transfer agent fee                                                 625
   Pricing and bookkeeping fees                                       822
   Audit fee                                                       24,890
Deferred Trustees' fee                                              2,975
Other liabilities                                                  10,132
                                                           --------------
     TOTAL LIABILITIES                                            440,235
                                                           --------------
NET ASSETS                                                 $   28,883,509
                                                           ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                            $   47,266,278
Undistributed net investment income                                 7,075
Accumulated net realized loss                                 (15,815,559)
Net unrealized appreciation (depreciation) on:
   Investments                                                 (2,580,844)
   Foreign currency translations                                    6,559
                                                           --------------
NET ASSETS                                                 $   28,883,509
                                                           ==============
CLASS A:
Net assets                                                 $   28,882,896
Shares outstanding                                             22,852,027
                                                           ==============
Net asset value per share                                  $         1.26
                                                           ==============
CLASS B:

Net assets                                                 $          613
Shares outstanding                                                    488
                                                           ==============
Net asset value per share                                  $         1.26
                                                           ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial International Fund for Growth, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                           $      564,807
Interest                                                                                    40,269
                                                                                    --------------
   Total Investment Income (net of foreign taxes withheld of $81,131)                      605,076
                                                                                    --------------
EXPENSES:
Management fee                                                                             311,181
Distribution fee--Class B                                                                        2
Pricing and bookkeeping fees                                                                11,226
Transfer agent fee                                                                           7,500
Trustees' fee                                                                                6,280
Custody fee                                                                                 21,710
Audit fee                                                                                   23,365
Other expenses                                                                              10,106
                                                                                    --------------
   Total Expenses                                                                          391,370
Custody earnings credit                                                                       (217)
                                                                                    --------------
   Net Expenses                                                                            391,153
                                                                                    --------------
Net Investment Income                                                                      213,923
                                                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                                          (8,100,904)
   Foreign currency transactions                                                           (70,174)
                                                                                    --------------
     Net realized loss                                                                  (8,171,078)
                                                                                    --------------
Net change in unrealized appreciation/depreciation on:

   Investments                                                                           2,991,439
   Foreign currency translations                                                            10,624
                                                                                    --------------
     Net change in unrealized appreciation/depreciation                                  3,002,063
                                                                                    --------------
Net Loss                                                                                (5,169,015)
                                                                                    --------------
Net Decrease in Net Assets from Operations                                          $   (4,955,092)
                                                                                    ==============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial International Fund for Growth, Variable Series

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                             -------------------------------
                                                                                                  2002             2001
                                                                                             --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------
OPERATIONS:
Net investment income                                                                        $      213,923   $      194,335
Net realized loss on investments and foreign currency transactions                               (8,171,078)      (6,886,251)
Net change in unrealized appreciation/depreciation on investments
 and foreign currency translations                                                                3,002,063       (7,768,620)
                                                                                             --------------   --------------
Net Decrease from Operations                                                                     (4,955,092)     (14,460,536)
                                                                                             --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                         (113,012)              --
   Class B                                                                                               (1)              --
                                                                                             --------------   --------------
Total Distributions Declared to Shareholders                                                       (113,013)              --
                                                                                             --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                                  3,503,319        9,193,307
   Distributions reinvested                                                                         113,012               --
   Redemptions                                                                                  (10,964,351)     (14,806,520)
                                                                                             --------------   --------------
        Net Decrease                                                                             (7,348,020)      (5,613,213)
                                                                                             --------------   --------------
Class B:
   Distributions reinvested                                                                               1               --
                                                                                             --------------   --------------
        Net Increase                                                                                      1               --
                                                                                             --------------   --------------
Net Decrease from Share Transactions                                                             (7,348,019)      (5,613,213)
                                                                                             --------------   --------------
Total Decrease in Net Assets                                                                    (12,416,124)     (20,073,749)
                                                                                             --------------   --------------
NET ASSETS:
Beginning of period                                                                              41,299,633       61,373,382

End of period (including undistributed net investment income and overdistributed
 net investment income of $7,075 and $(23,659), respectively)                                $   28,883,509   $   41,299,633
                                                                                             ==============   ==============
CHANGES IN SHARES:
Class A:

   Subscriptions                                                                                  2,647,684        5,838,565
   Issued for distributions reinvested                                                               90,410               --
   Redemptions                                                                                   (8,091,137)      (9,398,009)
                                                                                             --------------   --------------
        Net Decrease                                                                             (5,353,043)      (3,559,444)
                                                                                             --------------   --------------
Class B:
   Issued for distributions reinvested                                                                    1               --
                                                                                             --------------   --------------
        Net Increase                                                                                      1               --
                                                                                             --------------   --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial International Fund for Growth, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial International Fund for Growth, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term capital growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

NOTES TO FINANCIAL STATEMENTS
Colonial International Fund for Growth, Variable Series / December 31, 2002

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, deferral of losses from wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

UNDISTRIBUTED NET     ACCUMULATED NET
INVESTMENT INCOME      REALIZED LOSS      PAID-IN CAPITAL
-----------------     ---------------     ---------------
    $ (70,176)            $ 70,174             $ 2

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                    2002            2001
                                  ---------       ---------
Distributions paid from:
   Ordinary Income                $ 113,013          --

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED
           ORDINARY                    UNREALIZED
            INCOME                    DEPRECIATION
         -------------                -------------
           $ 11,207                   $ (2,574,285)

NOTES TO FINANCIAL STATEMENTS
Colonial International Fund for Growth, Variable Series / December 31, 2002

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
     EXPIRATION                          CARRYFORWARD
     ----------                          ------------
       2009                              $  6,904,893
       2010                                 7,745,544
                                         ------------
                                         $ 14,650,437
                                         ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $1,165,122 and $244, attributable to security transactions and foreign currency losses, respectively, were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.90% annually of the first $1 billion of the Fund's average daily net assets and 0.85% in excess of $1 billion. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $217 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $12,943,314 and $20,192,620, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation         $  2,946,229
     Gross unrealized depreciation           (5,527,073)
                                           ------------
     Net unrealized depreciation           $ (2,580,844)
                                           ============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Colonial International Fund for Growth, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                       YEAR ENDED DECEMBER 31,
                                                                    ------------------------------------------------------------
                                                                      2002         2001         2000         1999         1998
                                                                    --------     --------     --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD                                $   1.46     $   1.93     $   2.79     $   2.00     $   1.78
                                                                    --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                                0.01         0.01         0.03         0.03         0.02
Net realized and unrealized gain (loss) on investments and
 foreign currency                                                      (0.20)       (0.48)       (0.55)        0.78         0.21
                                                                    --------     --------     --------     --------     --------
     Total from Investment Operations                                  (0.19)       (0.47)       (0.52)        0.81         0.23
                                                                    --------     --------     --------     --------     --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                             (0.01)          --        (0.04)       (0.02)          --
In excess of net investment income                                        --           --           --(b)        --        (0.01)
From net realized gains                                                   --           --        (0.30)          --           --
In excess of net realized gains                                           --           --           --(b)        --           --
                                                                    --------     --------     --------     --------     --------
     Total Distributions Declared to Shareholders                      (0.01)          --        (0.34)       (0.02)       (0.01)
                                                                    --------     --------     --------     --------     --------
NET ASSET VALUE, END OF PERIOD                                      $   1.26     $   1.46     $   1.93     $   2.79     $   2.00
                                                                    ========     ========     ========     ========     ========
Total return(c)(d)                                                    (13.35)%     (24.35)%     (18.47)%      40.58%       12.96%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(e)                                                             1.13%        1.23%        1.08%        1.10%        1.24%
Net investment income(e)                                                0.62%        0.41%        1.20%        1.14%        0.77%
Portfolio turnover rate                                                   39%          34%          76%          35%          28%
Net assets, end of period (000's)                                   $ 28,883     $ 41,299     $ 61,372     $ 82,071     $ 52,468

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS
Colonial International Fund for Growth, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                     PERIOD
                                                                      YEAR ENDED DECEMBER 31,         ENDED
                                                                      -----------------------     DECEMBER 31,
                                                                        2002           2001         2000(a)
                                                                      --------       --------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $   1.46       $   1.93       $   2.50
                                                                      --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:

Net investment income (loss)(b)                                           0.01             --(c)       (0.01)
Net realized and unrealized loss on investments and
 foreign currency                                                        (0.21)         (0.47)         (0.22)
                                                                      --------       --------       --------
       Total from Investment Operations                                  (0.20)         (0.47)         (0.23)
                                                                      --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                  --(c)          --          (0.04)
In excess of net investment income                                          --             --             --(c)
From net realized gains                                                     --             --          (0.30)
In excess of net realized gains                                             --             --             --(c)
                                                                      --------       --------       --------
       Total Distributions Declared to Shareholders                         --(c)          --          (0.34)
                                                                      --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                        $   1.26       $   1.46       $   1.93
                                                                      ========       ========       ========
Total return(d)(e)                                                      (13.56)%       (24.35)%       (9.01)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(g)                                                               1.38%          1.48%          1.33%(h)
Net investment income (loss)(g)                                           0.37%          0.16%         (0.43)%(h)
Portfolio turnover rate                                                     39%            34%            76%
Net assets, end of period (000's)                                     $      1       $      1       $      1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial International Fund for Growth, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Fund for Growth, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

PORTFOLIO MANAGERS' DISCUSSION
Colonial International Horizons Fund, Variable Series / December 31, 2002

Colonial International Horizons Fund, Variable Series seeks long-term growth.

The portfolio managers of the fund are Charles R. Roberts and Deborah F. Snee. Mr. Roberts is a senior vice president of Colonial Management Associates, Inc. (Colonial), and Ms. Snee is a vice president of Colonial.

IN-LINE RETURNS DURING DIFFICULT MARKET CONDITIONS
The past twelve months were challenging ones for the world's stock markets. European economies exhibited sluggish growth, while Japan remained gripped by the dual forces of recession and deflation. International equities were hit especially hard during the second half of the period, as concerns about the telecommunications sector and broader worries about corporate mismanagement caused many investors to stay on the sidelines.

   In relative terms, the fund actually performed better during the second half of the period. The fund's investments in stable, high-quality companies held up better than more speculative sectors of the market. Another relative gain resulted from a decline in the dollar during the period, especially as measured against the euro. A weaker dollar benefits US investors because returns from foreign investments are converted from stronger currencies.

INSURANCE HOLDINGS PARED AMID LOWERED EXPECTATIONS
The fund's investments in European insurance stocks hurt performance during the period. We had invested in insurers such as Allianz, Munich Re and Aegon because we believed that annuities and other financial products offered by these companies were likely to experience heightened demand amid a continent-wide move toward pension reform. While this possibility still exists, we underestimated the negative impact that weak capital markets would have on the insurance sector's operating performance. Faced with poor near-term earnings prospects, we eliminated these holdings from the portfolio.

PORTFOLIO VENTURES INTO EMERGING MARKETS Over the past year, the fund established several positions within emerging markets, an area in which the portfolio had previously lacked representation. Purchases include Wal-Mart de Mexico and Israeli generic drug manufacturer Teva Pharmaceutical (2.0%, and 1.6% of net assets, respectively). Wal-Mart de Mexico is the successor company to the leading retailer in Mexico, which was bought out by US-based Wal-Mart Stores. Teva is consistent with the fund's philosophy of buying global leaders regardless of their domicile. Our hope is to increase exposure to emerging markets by investing in companies that have potential beyond their sometimes volatile domestic economies.

NO MAJOR BETS ON SWIFT ECONOMIC RECOVERY
Although the world's stock markets have regained some of the ground lost in the precipitous declines of August and September 2002, we do not anticipate a major economic recovery in the months ahead. As a consequence, we continue to favor investments in stable consumer companies rather than in the more economically-sensitive financial sector. On the macroeconomic front, we expect that any turnaround in Japan will depend on the Koizumi administration's ability to enact meaningful reforms in the banking system, while European economies should continue to be driven in large part by trends in the United States. In that sense, even international investors should keep a close eye on Wall Street during the upcoming year.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial International Horizons Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31,2002 (%)

                                             1-YEAR    LIFE
------------------------------------------------------------
 Class A (6/1/00)(1)                         -12.53   -10.47
 Class B (6/1/99)                            -12.93   -10.69
 MSCI EAFE Index(2)                          -15.94    -8.77

Inception date of class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 6/1/99 - 12/31/02

Class A: $6,727
Class B: $6,670

                CLASS A SHARES     MSCI EAFE INDEX
  6/2/99          $   10,000          $   10,000
  7/1/99          $   10,560          $   10,503
  8/1/99          $   10,660          $   10,822
  9/1/99          $   10,740          $   10,893
 10/1/99          $   10,640          $   11,080
 11/1/99          $   10,870          $   11,461
 12/1/99          $   11,430          $   11,871
  1/1/00          $   12,424          $   13,024
  2/1/00          $   11,859          $   12,304
  3/1/00          $   12,242          $   12,757
  4/1/00          $   11,959          $   13,136
  5/1/00          $   11,314          $   12,330
  6/1/00          $   10,850          $   12,055
  7/1/00          $   10,890          $   12,580
  8/1/00          $   10,547          $   11,947
  9/1/00          $   10,860          $   12,078
 10/1/00          $   10,385          $   11,517
 11/1/00          $   10,163          $   11,186
 12/1/00          $    9,840          $   10,739
  1/1/01          $   10,001          $   11,001
  2/1/01          $    9,698          $   11,102
  3/1/01          $    8,961          $   10,358
  4/1/01          $    8,305          $    9,689
  5/1/01          $    8,800          $   10,325
  6/1/01          $    8,467          $    9,951
  7/1/01          $    8,336          $    9,576
  8/1/01          $    8,215          $    9,364
  9/1/01          $    8,043          $    9,115
 10/1/01          $    7,508          $    8,104
 11/1/01          $    7,609          $    8,292
 12/1/01          $    7,659          $    8,600
  1/1/02          $    7,690          $    8,558
  2/1/02          $    7,365          $    8,082
  3/1/02          $    7,446          $    8,161
  4/1/02          $    7,609          $    8,671
  5/1/02          $    7,720          $    8,721
  6/1/02          $    7,649          $    8,892
  7/1/02          $    7,497          $    8,563
  8/1/02          $    6,817          $    7,682
  9/1/02          $    6,939          $    7,676
 10/1/02          $    6,503          $    6,788
 11/1/02          $    6,665          $    7,070
 12/1/02          $    6,737          $    7,434
12/31/02          $    6,727          $    7,197

NET ASSET VALUE PER SHARE ($)               12/31/01 12/31/02
-------------------------------------------------------------
 Class A                                       7.58     6.61
 Class B                                       7.55     6.57

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total returns performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) EAFE Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A share (newer class shares) performance information includes returns of the fund's class B shares (the older existing fund class) for periods prior to the inception of the newer class shares. These class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class B shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the newer class shares would be higher.
(2) Index performance is from May 31, 1999.

INVESTMENT PORTFOLIO
Colonial International Horizons Fund, Variable Series / December 31, 2002

                                                     SHARES           VALUE
                                                  -----------     -------------
COMMON STOCKS--96.2%
CONSUMER DISCRETIONARY--6.4%
AUTOMOBILES & COMPONENTS--1.7%
AUTOMOBILE MANUFACTURERS--1.7%
Honda Motor Co., Ltd.                                   1,500     $      55,448
Toyota Motor Corp.                                      2,300            61,780
                                                                  -------------
                                                                        117,228
                                                                  -------------
RETAILING--4.7%
DEPARTMENT STORES--4.7%
Inditex                                                 2,342            55,286
Marks & Spencer Group PLC                              13,070            66,264
Next PLC                                                5,298            62,802
Wal-Mart de Mexico SA
 de CV                                                 59,000           134,760
                                                                  -------------
                                                                        319,112
                                                                  -------------

CONSUMER STAPLES--23.4%
FOOD & DRUG RETAILING--3.8%
FOOD RETAIL--3.8%
Carrefour SA                                            1,414            62,918
Seven-Eleven Japan Co., Ltd.                            4,000           121,927
Tesco PLC                                              22,343            69,765
                                                                  -------------
                                                                        254,610
                                                                  -------------
FOOD, BEVERAGES & TOBACCO--12.1%
BREWERS--2.9%
Foster's Group Ltd.                                    41,396           104,830
Heineken N.V                                            2,360            92,067
                                                                  -------------
                                                                        196,897
                                                                  -------------
DISTILLER & VINTNERS--2.6%
Diageo PLC                                             16,000           173,826
                                                                  -------------
PACKAGED FOODS--5.6%
Nestle SA, Registered                                   1,110           235,146
Unilever PLC                                           15,368           146,183
                                                                  -------------
                                                                        381,329
                                                                  -------------
TOBACCO--1.0%
Imperial Tobacco Group PLC                              4,155            70,553
                                                                  -------------
HOUSEHOLD & PERSONAL PRODUCTS--7.5%
HOUSEHOLD PRODUCTS--4.6%

Kao Corp.                                               8,000           175,480
Reckitt Benckiser PLC                                   7,000           135,761
                                                                  -------------
                                                                        311,241
                                                                  -------------
PERSONAL PRODUCTS--2.9%
Beiersdorf AG                                             700            77,887
L'Oreal SA                                              1,526           116,103
                                                                  -------------
                                                                        193,990
                                                                  -------------

ENERGY--1.6%
INTEGRATED OIL & GAS--1.6%
BP PLC                                                 15,622           107,363
                                                                  -------------
FINANCIALS--13.0%
BANKS--8.9%
Anglo Irish Bank Corp. PLC                             11,800     $      83,900
Banco Popular Espanol SA                                3,578           146,225
Commonwealth Bank
 of Australia                                           4,200            63,816
DBS Group Holdings Ltd.                                 7,000            44,389
Danske Bank                                             4,500            74,321
Royal Bank of Scotland
 Group PLC                                              4,834           115,771
Standard Chartered PLC                                  6,538            74,292
                                                                  -------------
                                                                        602,714
                                                                  -------------
DIVERSIFIED FINANCIALS--2.3%
DIVERSIFIED FINANCIAL SERVICES--2.3%
Aeon Credit Services
 Co., Ltd.                                              1,300            47,179
Bank of Ireland                                        10,543           108,243
                                                                  -------------
                                                                        155,422
                                                                  -------------
MULTI-SECTOR HOLDINGS--0.6%
Hutchison Whampoa Ltd.                                  6,000            37,545
                                                                  -------------
INSURANCE--1.2%
LIFE & HEALTH INSURANCE--1.2%
Irish Life & Permanent PLC                              7,600            82,092
                                                                  -------------

HEALTH CARE--17.4%
HEALTH CARE EQUIPMENT & SERVICES--2.6%
HEALTH CARE SUPPLIES--2.6%
Smith & Nephew PLC                                     28,155           172,425
                                                                  -------------
PHARMACEUTICALS & BIOTECHNOLOGY--14.8%
PHARMACEUTICALS--14.8%
Altana AG                                               2,468           112,586
AstraZenca PLC                                          1,981            70,783
Aventis SA                                                943            51,226
GlaxoSmithKline PLC                                     6,642           127,428
Novartis AG (Registered)                                2,360            86,084
Roche Holding AG                                          800            55,730
Sanofi-Synthelabo SA                                    1,472            89,920
Schering AG                                             2,920           126,928
Takeda Chemical
 Industries, Ltd.                                       4,000           167,060
Teva Pharmaceutical
 Industries Ltd.                                        2,800           108,108
                                                                  -------------
                                                                        995,853
                                                                  -------------

INDUSTRIALS--9.3%
COMMERCIAL SERVICES & SUPPLIES--2.0%
DIVERSIFIED COMMERCIAL SERVICES--2.0%
Secom Co., Ltd.                                         4,000           137,083
                                                                  -------------
EMPLOYMENT SERVICES--0.7%
Capita Group PLC                                       12,509            49,830
                                                                  -------------
TRANSPORTATION--1.6%
AIRPORT SERVICES--1.6%
BAA PLC                                                13,150           106,671
                                                                  -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial International Horizons Fund, Variable Series / December 31, 2002

                                                    SHARES            VALUE
                                                  -----------     -------------
HIGHWAYS & RAILTRACKS--5.0%
Acesa Infraestructuras SA                               6,162     $      69,791
Concessioni e Costruzioni
 Autostrade S.p.A                                      24,603           244,595
Zhejiang Expressway Co., Ltd.                          48,000            18,465
                                                                  -------------
                                                                        332,851
                                                                  -------------

INFORMATION TECHNOLOGY--6.7%
SOFTWARE & SERVICES--0.2%
APPLICATION SOFTWARE--0.2%
Legend Group Ltd.                                      30,000             9,906
                                                                  -------------
TECHNOLOGY HARDWARE & EQUIPMENT--6.5%
OFFICE ELECTRONICS--4.4%
Canon, Inc.                                             5,000           188,195
Hoya Corp.                                                800            55,978
Keyence Corp.                                             300            52,164
                                                                  -------------
                                                                        296,337
                                                                  -------------
SEMICONDUCTORS--1.5%
Murata Manufacturing Co., Ltd.                            700            27,408
Rohm Co., Ltd.                                            600            76,339
                                                                  -------------
                                                                        103,747
                                                                  -------------
TELECOMMUNICATIONS EQUIPMENT--0.6%
Nokia Oyj                                               2,653            42,150
                                                                  -------------

MATERIALS--2.4%
INDUSTRIAL GAS--1.0%

L'Air Liquide SA                                          503            66,306
SPECIALTY CHEMICALS--1.4%
                                                                  -------------
Givaudan SA                                               209            93,688
                                                                  -------------

TELECOMMUNICATION SERVICES--5.6%
INTEGRATED TELECOMMUNICATION SERVICES--1.6%
Telefonica SA(a)                                       11,903           106,477
                                                                  -------------
WIRELESS TELECOMMUNICATION SERVICES--4.0%
NTT DoCoMo, Inc.(a)                                        40            73,762
Orange SA(a)                                            9,159            63,297
Vodafone Group PLC                                     73,552           134,068
                                                                  -------------
                                                                        271,127
                                                                  -------------

UTILITIES--10.4%
ELECTRIC UTILITIES--2.4%
Huaneng Power International,
 Inc                                                   66,000            52,895
National Grid Transco PLC                              14,333           105,310
                                                                  -------------
                                                                        158,205
                                                                  -------------
GAS UTILITIES--8.0%
Enagas                                                 19,079           116,047
Hong Kong & China Gas
 Co., Ltd.                                            101,400           130,674
Italgas S.p.A                                          14,900           202,508
Snam Rete Gas S.p.A                                    27,400            93,387
                                                                  -------------
                                                                        542,616
                                                                  -------------
TOTAL COMMON STOCKS
   (cost of $7,390,898)                                           $   6,489,194
                                                                  -------------

                                                     UNITS
                                                  -----------
RIGHT--0.1% (A)
INDUSTRIALS--0.1%
HIGHWAYS & RAILTRACKS--0.1%
Acesa Infraestructures SA,
 expires 01/11/03
 (cost of $0)                                           6,162             3,554
                                                                  -------------

                                                      PAR
                                                  -----------
SHORT-TERM OBLIGATION--5.5%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03
   at 1.180%, collateralized by
   U.S. Treasury Bond maturing
   11/15/16, market value
   $383,796 (repurchase
   proceeds $371,024)
   (cost of $371,000)                             $   371,000           371,000
                                                                  -------------
TOTAL INVESTMENTS--101.8%
 (cost of $7,761,898)(b)                                              6,863,748
                                                                  -------------
OTHER ASSETS & LIABILITIES, NET--(1.8)%                                (118,820)
                                                                  -------------
NET ASSETS--100.0%                                                $   6,744,928
                                                                  =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purpose is the same.

SUMMARY OF SECURITIES
     BY COUNTRY:                           % OF TOTAL
     (UNAUDITED)              VALUE        INVESTMENTS
---------------------       -----------    -----------
United Kingdom              $ 1,897,337        27.6%
Japan                         1,239,803        18.1
Italy                           540,490         7.9
Spain                           497,380         7.2
United States                   479,108         7.0
Switzerland                     470,647         6.9
France                          449,770         6.6
Germany                         317,402         4.6
Hong Kong                       249,485         3.6
Australia                       168,646         2.5
Ireland                         165,993         2.4
Mexico                          134,760         2.0
Netherlands                      92,067         1.3
Denmark                          74,321         1.1
Singapore                        44,389         0.6
Finland                          42,150         0.6
                            -----------    -----------
                            $ 6,863,748       100.0%
                            ===========    ===========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchange.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial International Horizons Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                     $    7,761,898
                                                         --------------
Investments, at value                                    $    6,863,748
Cash                                                                487
Foreign currency (cost of $2)                                         2
Receivable for:
   Fund shares sold                                              15,805
   Interest                                                          12
   Dividends                                                     11,727
Deferred Trustees' compensation plan                              1,475
                                                         --------------
     TOTAL ASSETS                                             6,893,256
                                                         --------------
LIABILITIES:
Expense reimbursement due to Manager                              3,046
Payable for:
   Investments purchased                                         91,750
   Fund shares repurchased                                        6,016
   Management fee                                                 5,533
   Transfer agent fee                                               625
   Pricing and bookkeeping fees                                     918
   Audit fee                                                     19,325
   Reports to Shareholders                                       15,882
Deferred Trustees' fee                                            1,475
Other liabilities                                                 3,758
                                                         --------------
     TOTAL LIABILITIES                                          148,328
                                                         --------------
NET ASSETS                                               $    6,744,928
                                                         ==============
COMPOSITION OF NET ASSETS:
Paid-in capital                                          $   11,582,767
Overdistributed net investment income                            (1,671)
Accumulated net realized loss                                (3,938,782)
Net unrealized appreciation (depreciation) on:
   Investments                                                 (898,150)
   Foreign currency translations                                    764
                                                         --------------
NET ASSETS                                               $    6,744,928
                                                         ==============
CLASS A:
Net assets                                               $          641
Shares outstanding                                                   97
                                                         --------------
Net asset value per share                                $         6.61
                                                         ==============
CLASS B:
Net assets                                               $    6,744,287
Shares outstanding                                            1,026,382
                                                         ==============
Net asset value per share                                $         6.57
                                                         ==============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial International Horizons Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                            $     119,253
Interest                                                                                    11,063
                                                                                     -------------
   Total Investment Income (net of foreign taxes withheld of $17,071)                      130,316
                                                                                     -------------
EXPENSES:
Management fee                                                                              71,882
Distribution fee--Class B                                                                   18,892
Pricing and bookkeeping fees                                                                10,827
Transfer agent fee                                                                           7,500
Trustees' fee                                                                                5,265
Custody fee                                                                                 14,514
Audit fee                                                                                   16,900
Other expenses                                                                               5,289
                                                                                     -------------
   Total Expenses                                                                          151,069
Fees and expenses reimbursed by Manager                                                    (45,119)
Custody earnings credit                                                                        (43)
                                                                                     -------------
   Net Expenses                                                                            105,907
                                                                                     -------------
Net Investment Income                                                                       24,409
                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                                          (1,639,267)
   Foreign currency transactions                                                           (16,235)
                                                                                     -------------
     Net realized loss                                                                  (1,655,502)
                                                                                     -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                             559,424
   Foreign currency translations                                                               711
                                                                                     -------------
     Net change in unrealized appreciation/depreciation                                    560,135
                                                                                     -------------
Net Loss                                                                                (1,095,367)
                                                                                     -------------
Net Decrease in Net Assets from Operations                                           $  (1,070,958)
                                                                                     =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial International Horizons Fund, Variable Series

                                                                                                 YEAR ENDED DECEMBER 31,
                                                                                             -------------------------------
                                                                                                 2002              2001
                                                                                             --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------
OPERATIONS:
Net investment income                                                                        $       24,409   $       20,344
Net realized loss on investments and foreign currency transactions                               (1,655,502)      (1,715,668)
Net change in unrealized appreciation/depreciation on investments and
 foreign currency translations                                                                      560,135       (1,065,119)
                                                                                             --------------   --------------
        Net Decrease from Operations                                                             (1,070,958)      (2,760,443)
                                                                                             --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                                              (2)              (4)
    Class B                                                                                          (3,594)         (43,824)
                                                                                             --------------   --------------
    Total Distributions Declared to Shareholders                                                     (3,596)         (43,828)
                                                                                             --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                                               2                4
                                                                                             --------------   --------------
        Net Increase                                                                                      2                4
                                                                                             --------------   --------------
Class B:
   Subscriptions                                                                                    638,930        1,858,744
   Distributions reinvested                                                                           3,594           43,824
   Redemptions                                                                                   (1,101,177)      (2,549,459)
                                                                                             --------------   --------------
        Net Decrease                                                                               (458,653)        (646,891)
                                                                                             --------------   --------------
Net Decrease from Share Transactions                                                               (458,651)        (646,887)
                                                                                             --------------   --------------
Total Decrease in Net Assets                                                                     (1,533,205)      (3,451,158)
NET ASSETS:
Beginning of period                                                                               8,278,133       11,729,291
                                                                                             --------------   --------------
End of period (including overdistributed net investment income of $(1,671) and
 $(6,249), respectively)                                                                     $    6,744,928   $    8,278,133
                                                                                             ==============   ==============
CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested                                                                   --                1
                                                                                             --------------   --------------
        Net Increase                                                                                     --                1
                                                                                             --------------   --------------
Class B:
   Subscriptions                                                                                     89,693          220,914
   Issued for distributions reinvested                                                                  555            5,867
   Redemptions                                                                                     (160,632)        (310,215)
                                                                                             --------------   --------------
        Net Decrease                                                                                (70,384)         (83,434)
                                                                                             --------------   --------------

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
Colonial International Horizons Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial International Horizons Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain

NOTES TO FINANCIAL STATEMENTS
Colonial International Horizons Fund, Variable Series / December 31, 2002

distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

  OVERDISTRIBUTED NET    ACCUMULATED NET      PAID-IN
   INVESTMENT INCOME      REALIZED LOSS       CAPITAL
  -------------------    ---------------      -------
      $ (16,235)            $ 16,235            $ --

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                    2002          2001
                                  -------       --------
Distributions paid from:
 Ordinary Income                  $ 3,596       $ 43,828

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED                          UNREALIZED
  ORDINARY INCOME                        DEPRECIATION
  ---------------                        ------------
      $ 546                                 $ (897,386)

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                             CAPITAL LOSS
    EXPIRATION                            CARRYFORWARD
    ----------                            ------------
       2007                               $      5,245
       2008                                    401,372
       2009                                  1,731,410
       2010                                  1,556,865
                                          ------------
                                          $  3,694,892
                                          ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $243,890 and $71, attributable to

NOTES TO FINANCIAL STATEMENTS
Colonial International Horizons Fund, Variable Series / December 31, 2002

security transactions and foreign currency losses, respectively, were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.95% annually of the first $1 billion of the Fund's average daily net assets and 0.90% in excess of $1 billion. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.75% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.15% annually of the Fund's average daily net assets. This arrangement may be terminated or modified by the Manager at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $43 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $3,005,444 and $3,415,875, respectively.

   Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $    469,393
     Gross unrealized depreciation          (1,367,543)
                                          ------------
       Net unrealized depreciation        $   (898,150)
                                          ============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. PROPOSED REORGANIZATION

   The Board of Trustees has approved a proposal to reorganize the Fund, subject to shareholder approval and the satisfaction of certain other conditions. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 19, 2003. If approved at the special meeting, the reorganization is proposed to take place on or around April 4, 2003.

FINANCIAL HIGHLIGHTS
Colonial International Horizons Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:


                                                                      YEAR ENDED DECEMBER 31,     PERIOD ENDED
                                                                      -----------------------     DECEMBER 31,
                                                                        2002           2001         2000 (a)
                                                                      --------       --------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $   7.58       $   9.95       $  10.69
                                                                      --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                                  0.04           0.04           0.05
Net realized and unrealized loss on
 investments and foreign currency                                        (0.99)         (2.37)         (0.79)
                                                                      --------       --------       --------
     Total from Investment Operations                                    (0.95)         (2.33)         (0.74)
                                                                      --------       --------       --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                               (0.02)         (0.04)            --
                                                                      --------       --------       --------
NET ASSET VALUE, END OF PERIOD                                        $   6.61       $   7.58       $   9.95
                                                                      ========       ========       ========
Total return(c)(d)(e)                                                   (12.53)%       (23.41)%        (6.92)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(g)                                                               1.15%          1.15%          1.15%(h)
Net investment income(g)                                                  0.57%          0.47%          0.89%(h)
Waiver/reimbursement                                                      0.60%          1.62%          0.40%(h)
Portfolio turnover rate                                                     43%            34%            64%
Net assets, end of period (000's)                                     $      1       $      1       $      1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

FINANCIAL HIGHLIGHTS
Colonial International Horizons Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                          PERIOD ENDED
                                                                   YEAR ENDED DECEMBER 31,                DECEMBER 31,
                                                           ----------------------------------------       ------------
                                                             2002            2001            2000           1999 (a)
                                                           --------        --------        --------         --------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   7.55        $   9.94        $  12.31         $  10.00
                                                           --------        --------        --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                       0.02            0.02            0.06             0.06
Net realized and unrealized gain (loss) on investments
 and foreign currency                                         (1.00)          (2.37)          (2.43)            2.36
                                                           --------        --------        --------         --------
       Total from Investment Operations                       (0.98)          (2.35)          (2.37)            2.42
                                                           --------        --------        --------         --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                       --(c)        (0.04)             --            (0.11)
                                                           --------        --------        --------         --------
NET ASSET VALUE, END OF PERIOD                             $   6.57        $   7.55        $   9.94         $  12.31
                                                           ========        ========        ========         ========
Total return(d)(e)(f)                                        (12.93)%        (23.64)%        (19.25)%          24.24%(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(h)                                                    1.40%           1.40%           1.40%            1.40%(i)
Net investment income(h)                                       0.32%           0.22%           0.64%            0.85%(i)
Waiver/reimbursement                                           0.60%           1.62%           0.40%            0.96%(i)
Portfolio turnover rate                                          43%             34%             64%               1%(g)
Net assets, end of period (000's)                          $  6,744        $  8,277        $ 11,728         $  7,707

(a) For the period from commencement of operations on June 1, 1999 to December 31, 1999/
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Colonial International Horizons Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial International Horizons Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

PORTFOLIO MANAGER'S DISCUSSION
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

 Colonial Small Cap Value Fund, Variable Series seeks long-term growth.

 Stephen Barbaro is portfolio manager of the fund. Mr. Barbaro is a senior vice president of Colonial Management Associates, Inc., the sub-advisor to the fund.

Stock prices tumbled in 2002, posting steep losses for the first nine months of the year before rising in the fourth quarter. Value stocks performed better than more expensive growth stocks. The fund benefited from strong stock selection, as well as timely changes in sector weightings, although overall performance for the fund--as for the market--was down for the year.

INVESTMENTS FOCUSED ON STOCKS WITH CHEAP VALUATIONS, STRONG BALANCE SHEETS
Our strategy during the period focused on stocks that had both cheap valuations and strong balance sheets with relatively low levels of debt or relatively high cash positions. In general, stocks that met these criteria outperformed the market during the third quarter downturn and participated fully in the fourth quarter improvement.

Using a bottom-up approach to stock selection, we kept the fund's assets diversified across a range of sectors with our largest stakes in consumer discretionary, industrial and financial stocks. In the consumer discretionary sector, we favored stocks that we believed could benefit from an economic recovery, including autos, restaurants, retailers and apparel companies. As consumer confidence wavered in the second half of the year, many of these stocks declined. Our holdings in the more defensive financial stocks sector held up relatively well during the volatile summer months. After increasing our stake in financial stocks early in the summer, we pared them back in the fall, selling more expensive company names as well as those with less-than-stellar balance sheets.

SHIFT TOWARD MORE ECONOMICALLY SENSITIVE SECTORS
Late in the third quarter, we increased our investment in economically-sensitive technology and industrials stocks whose valuations had reached attractive levels. In technology, we found the best opportunities in software and services, which tend to be less capital intensive, because these businesses don't involve heavy investments in plant and equipment. As a result, they tend to generate more cash flow than other areas, such as semiconductors or computer hardware manufacturers, for example. Our timing proved fortuitous as technology stocks rallied in the fourth quarter, although they remained down for the six-month period. Top gainers included Genesis Microchip and Storage Technology, both of which we sold. Industrials also did well, buoyed by the release of encouraging economic news toward year-end.

OPPORTUNITY AHEAD
We believe the possibility of war and uncertainties surrounding the sustainability of the economic recovery may contribute to a choppy market going forward. A prolonged war with Iraq could extend the aversion toward risk that investors demonstrated in 2002. That would likely be favorable for value stocks. However, if we avoid war and the economy keeps improving, investors may grow less risk averse, narrowing the gap between value and growth returns. In either scenario, we believe small-cap stocks will continue to be a source of opportunity, especially those with relatively cheap valuations and strong balance sheets.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Colonial Small Cap Value Fund, Variable Series may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

PERFORMANCE INFORMATION
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002(%)

                                               1-YEAR     LIFE
--------------------------------------------------------------
Class A (5/19/98)                               -6.12     2.59

S&P SmallCap 600/
   Barra Value Index(1)                        -14.47     0.43

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/19/98 - 12/31/02

Class A: $11,242

            CLASS A SHARS     S&P SMALLCAP 600/BARRA VALUE INDEX
            ---------------   ----------------------------------
 5/19/98     $     10,000             $     10,000
 5/31/98     $     10,627             $     10,000
 6/30/98     $     10,659             $      9,995
 7/31/98     $      9,673             $      9,070
 8/31/98     $      7,637             $      7,434
 9/30/98     $      7,912             $      7,829
10/31/98     $      8,358             $      8,171
11/30/98     $      8,910             $      8,520
12/31/98     $      9,201             $      8,855
 1/31/99     $      8,976             $      8,753
 2/28/99     $      8,088             $      8,040
 3/31/99     $      7,981             $      8,009
 4/30/99     $      8,517             $      8,707
 5/31/99     $      8,860             $      9,054
 6/30/99     $      9,320             $      9,604
 7/31/99     $      9,310             $      9,454
 8/31/99     $      8,828             $      9,058
 9/30/99     $      8,774             $      8,891
10/31/99     $      8,817             $      8,686
11/30/99     $      9,063             $      8,881
12/31/99     $      9,785             $      9,124
 1/31/00     $      9,163             $      8,656
 2/29/00     $      9,774             $      9,048
 3/31/00     $      9,925             $      9,382
 4/30/00     $     10,032             $      9,447
 5/31/00     $      9,881             $      9,293
 6/30/00     $     10,290             $      9,560
 7/31/00     $     10,386             $      9,748
 8/31/00     $     11,223             $     10,318
 9/30/00     $     11,223             $     10,297
10/31/00     $     11,277             $     10,347
11/30/00     $     10,472             $      9,663
12/31/00     $     11,633             $     11,028
 1/31/01     $     11,742             $     11,901
 2/28/01     $     11,395             $     11,399
 3/31/01     $     11,211             $     10,926
 4/30/01     $     12,046             $     11,584
 5/31/01     $     12,404             $     11,879
 6/30/01     $     12,490             $     12,333
 7/31/01     $     12,567             $     12,217
 8/31/01     $     12,318             $     12,020
 9/30/01     $     10,846             $     10,300
10/31/01     $     11,095             $     10,771
11/30/01     $     11,843             $     11,633
12/31/01     $     12,716             $     12,472
 1/31/02     $     12,815             $     12,706
 2/28/02     $     13,068             $     12,651
 3/31/02     $     13,981             $     13,750
 4/30/02     $     14,234             $     14,313
 5/31/02     $     13,794             $     13,770
 6/30/02     $     13,354             $     13,155
 7/31/02     $     11,726             $     11,016
 8/31/02     $     11,990             $     11,002
 9/30/02     $     11,169             $     10,192
10/31/02     $     11,400             $     10,397
11/30/02     $     12,282             $     10,958
12/31/02     $     11,242             $     10,668

NET ASSET VALUE PER SHARE ($)           12/31/01    12/31/02
------------------------------------------------------------
Class A                                  11.56       10.48

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P SmallCap 600/Barra Value Index tracks the performance of value stocks, as determined by low price-to-book ratios included in the S&P SmallCap 600 Index. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from May 31, 1998.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

                                              SHARES           VALUE
                                           -------------   -------------
COMMON STOCKS--97.8%
CONSUMER DISCRETIONARY--20.0%
AUTOMOBILES & COMPONENTS--0.9%
AUTO PARTS & EQUIPMENT--0.9%
American Axle & Manufacturing
   Holdings, Inc.(a)                               3,750   $      87,825
Modine Manufacturing Co.                           2,950          52,156
Standard Motor Products, Inc.                      2,300          29,900
                                                           -------------
                                                                 169,881
                                                           -------------
CONSUMER DURABLES & APPAREL--6.6%
APPAREL & ACCESSORIES--1.9%
Delta Apparel, Inc.                                3,150          48,510
Kellwood Co.                                       6,050         157,300
Nautica Enterprises, Inc.(a)                       5,500          61,105
Tommy Hilfiger Corp.(a)                           15,050         104,597
                                                           -------------
                                                                 371,512
                                                           -------------
FOOTWEAR--1.0%
Maxwell Shoe Co.(a)                                8,750         101,675
Stride Rite Corp.                                  5,200          37,284
Vans, Inc.(a)                                     10,150          57,652
                                                           -------------
                                                                 196,611
                                                           -------------
HOME FURNISHINGS--1.3%
Bassett Furniture
   Industries, Inc.                                7,050         100,956
Quaker Fabric Corp.(a)                             8,350          58,032
Stanley Furniture Co., Inc.(a)                     3,950          91,838
                                                           -------------
                                                                 250,826
                                                           -------------
HOUSEHOLD APPLIANCES--0.6%
Toro Co.                                           1,900         121,410
                                                           -------------
HOUSEWARES & SPECIALTIES--1.1%
American Greetings Corp.(a)                        6,500         102,700
Helen of Troy Ltd.(a)                              6,900          80,316
Russ Berrie & Co., Inc.                            1,300          43,914
                                                           -------------
                                                                 226,930
                                                           -------------
LEISURE PRODUCTS--0.7%
Jakks Pacific, Inc.(a)                             8,150         109,780
Johnson Outdoors, Inc.(a)                          3,000          29,610
Travis Boats & Motors, Inc.(a)                    10,336          10,336
                                                           -------------
                                                                 149,726
                                                           -------------
HOTELS, RESTAURANTS & LEISURE--3.2%
CASINOS & GAMING--0.3%
Magna Entertainment Corp.(a)                       8,250          51,150
                                                           -------------
HOTELS--0.8%
Prime Hospitality Corp.(a)                        19,820         161,533
                                                           -------------
LEISURE FACILITIES--0.4%
Bally Total Fitness
   Holding Corp.(a)                               12,000          85,080
                                                           -------------
RESTAURANTS--1.7%
Buca, Inc.(a)                                      5,700          47,424
Jack in the Box, Inc.(a)                           2,200          38,038
Landry's Restaurants, Inc.                         5,150         109,386
Lone Star Steakhouse &
   Saloon                                          7,250         140,215
                                                           -------------
                                                                 335,063
                                                           -------------
MEDIA--1.0%
BROADCASTING & CABLE--1.0%
Alliance Atlantis Communications,
   Inc., Class B (a)                              13,200   $     141,240
Regent Communications,
   Inc.(a)                                        10,950          64,714
                                                           -------------
                                                                 205,954
                                                           -------------
RETAILING--8.3%
APPAREL RETAIL--1.2%
Casual Male Retail Group,
   Inc.(a)                                        15,600          60,372
Charming Shoppes(a)                               12,900          53,922
Dress Barn, Inc.(a)                                6,300          83,790
Goody's Family
   Clothing, Inc.(a)                              10,300          45,732
                                                           -------------
                                                                 243,816
                                                           -------------
CATALOG RETAIL--0.0%
Blair Corp.                                          250           5,830
                                                           -------------
COMPUTER & ELECTRONICS RETAIL--0.9%
GTSI Corp.(a)                                      6,450          86,752
Pomeroy Computer
   Resources(a)                                    6,500          76,050
Tweeter Home Entertainment
   Group, Inc.(a)                                  2,550          14,943
                                                           -------------
                                                                 177,745
                                                           -------------
GENERAL MERCHANDISE STORES--0.3%
ShopKo Stores, Inc.(a)                             5,450          67,852
                                                           -------------
HOME IMPROVEMENT RETAIL--0.2%
Building Material
   Holding Corp.                                   2,100          30,030
                                                           -------------
SPECIALTY STORES--5.7%
Aaron Rents, Inc.                                  8,556         187,205
Borders Group, Inc.(a)                            10,850         174,685
Friedman's, Inc.                                   6,600          57,288
Monro Muffler, Inc.(a)                             6,050         102,245
Party City Corp.(a)                                8,150          97,800
Rent-A-Center, Inc.(a)                               800          39,960
Select Comfort Corp.(a)                            6,900          64,860
Sports Authority, Inc.(a)                         11,350          79,450
TBC Corp.(a)                                       2,650          31,826
United Rentals, Inc.(a)                            4,500          48,420
Zale Corp.(a)                                      7,850         250,415
                                                           -------------
                                                               1,134,154
                                                           -------------

CONSUMER STAPLES--1.2%
FOOD & DRUG RETAILING--0.5%
DRUG RETAIL--0.5%
Longs Drug Stores Corp.                            5,200         107,848
                                                           -------------
FOOD, BEVERAGES & TOBACCO--0.5%
PACKAGED FOODS--0.5%
Ralcorp Holdings, Inc.(a)                          4,150         104,331
                                                           -------------
HOUSEHOLD & PERSONAL PRODUCTS--0.2%
PERSONAL PRODUCTS--0.2%
Inter Parfums, Inc.                                4,800          37,152
                                                           -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

                                              SHARES           VALUE
                                           -------------   -------------
ENERGY--6.4%
OIL & GAS EQUIPMENT & SERVICES--1.9%
Lufkin Industries, Inc.                            5,050   $     118,422
Universal Compression
   Holdings, Inc.(a)                               8,250         157,822
Willbros Group, Inc.(a)                           11,540          94,859
                                                           -------------
                                                                 371,103
                                                           -------------
OIL & GAS EXPLORATION & PRODUCTION--4.5%
3TEC Energy Corp.(a)                               5,960          84,572
Denbury Resources, Inc.(a)                         6,450          72,885
EXCO Resources, Inc.(a)                            9,345         163,351
Harvest Natural Resources,
   Inc.(a)                                        13,750          88,687
Peabody Energy Corp.                               8,250         241,148
Spinnaker Exploration Co.(a)                       3,850          84,892
Vintage Petroleum, Inc.                            5,200          54,860
Westport Resources Corp.(a)                        5,150         107,120
                                                           -------------
                                                                 897,515
                                                           -------------

FINANCIALS--21.8%
BANKS--11.5%
BancFirst Corp.                                      900          42,300
Bank of Granite Corp.                              6,100         106,750
Bryn Mawr Bank Corp.                               3,800         139,194
Capital City Bank Group, Inc.                      2,100          82,299
Capitol Bancorp Ltd.                               2,800          64,960
Chemical Financial Corp.                           4,350         139,852
Chittenden Corp.                                   7,200         183,456
Commercial Bankshares, Inc.                          400          13,840
Community First
   Bankshares, Inc.                                4,850         128,331
Community Trust Bancorp, Inc.                      2,740          68,884
Corus Bankshares, Inc.                             2,500         109,150
First Citizens BancShares, Inc.                      800          77,280
First Financial Bankshares, Inc.                   2,500          95,000
Hancock Holding Co.                                1,200          53,580
MASSBANK Corp.                                     1,800          50,940
MainSource Financial
   Group, Inc.                                     2,100          50,423
Merchants Bancshares, Inc.                         4,700         105,938
MetroCorp Bancshares, Inc.                         1,150          13,340
Mid-State Bancshares                               8,750         143,692
Northrim BanCorp, Inc.                             4,400          59,400
Omega Financial Corp.                                800          28,680
Riggs National Corp.                               9,680         149,943
Simmons First National Corp.                       2,200          80,630
Texas Regional Bancshares,
   Inc., Class A                                   2,150          76,413
TriCo Bancshares                                   4,950         121,770
TrustCo Bank Corp., NY                             3,300          35,574
Whitney Holding Corp.                              2,300          76,659
                                                           -------------
                                                               2,298,278
                                                           -------------
DIVERSIFIED FINANCIALS--1.8%
CONSUMER FINANCE--1.2%
Cash America
   International, Inc.                            18,540   $     176,501
CompuCredit Corp.(a)                               3,200          22,624
Metris Companies, Inc.                            15,900          39,273
                                                           -------------
                                                                 238,398
                                                           -------------
DIVERSIFIED FINANCIAL SERVICES--0.6%
MFC Bancorp Ltd.                                  15,100         109,475
                                                           -------------
INSURANCE--3.3%
LIFE & HEALTH INSURANCE--1.7%
AmerUs Group Co.                                   2,600          73,502
Delphi Financial Group,
   Inc., Class A                                   3,524         133,771
Kansas City Life Insurance Co.                       900          34,110
Phoenix Companies, Inc.                           10,250          77,900
Universal American
   Financial Corp.(a)                              5,700          33,168
                                                           -------------
                                                                 352,451
                                                           -------------
PROPERTY & CASUALTY INSURANCE--1.6%
Commerce Group, Inc.                               2,700         101,223
Navigators Group, Inc.(a)                          1,600          36,720
RLI Corp.                                          3,900         108,810
State Auto Financial Corp.                         4,250          65,875
                                                           -------------
                                                                 312,628
                                                           -------------
REAL ESTATE--5.2%
REAL ESTATE INVESTMENT TRUSTS--4.8%

EastGroup Properties, Inc.                         4,150         105,825
Equity One, Inc.                                   6,000          80,100
Keystone Property Trust                            4,850          82,304
MeriStar Hospitality Corp.                        10,550          69,630
Mid-America Apartment
   Communities, Inc.                               4,950         121,027
Nationwide Health
   Properties, Inc.                                8,150         121,680
PS Business Parks, Inc.                            2,700          85,860
RFS Hotel Investors, Inc.                          6,750          73,305
Sovran Self Storage, Inc.                          2,700          76,572
Universal Health Realty Income                     2,700          70,875
Urstadt Biddle Properties, Inc.                    5,600          62,048
Windrose Medical
   Properties Trust                                1,800          18,540
                                                           -------------
                                                                 967,766
                                                           -------------
REAL ESTATE MANAGEMENT & DEVELOPMENT--0 4%
Getty Realty Corp.                                 4,150          78,642
                                                           -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

                                              SHARES           VALUE
                                           -------------   -------------
HEALTH CARE--5.5%
HEALTH CARE EQUIPMENT & SERVICES--3.8%
HEALTH CARE DISTRIBUTORS & SERVICES--2.2%
Option Care, Inc.(a)                               6,200   $      49,352
Orthodontic Centers of America(a)                  7,950          86,735
Owens & Minor, Inc.                                1,550          25,451
Quintiles Transnational
   Corp.(a)                                        5,500          66,550
US Oncology, Inc.(a)                              23,770         206,086
                                                           -------------
                                                                 434,174
                                                           -------------
HEALTH CARE FACILITIES--0.9%
Kindred Healthcare, Inc.(a)                        3,500          63,529
Medcath Corp.(a)                                   7,750          77,500
Stewart Enterprises, Inc.(a)                       8,100          45,125
                                                           -------------
                                                                 186,154
                                                           -------------
HEALTH CARE SUPPLIES--0.7%
Sola International, Inc.(a)                        7,000          91,000
Theragenics Corp.(a)                              10,950          44,129
                                                           -------------
                                                                 135,129
                                                           -------------
PHARMACEUTICALS & BIOTECHNOLOGY--1.7%
BIOTECHNOLOGY--0.9%
Kendle International, Inc.(a)                     10,950          96,371
Serologicals Corp.(a)                              6,900          75,900
                                                           -------------
                                                                 172,271
                                                           -------------
PHARMACEUTICALS--0.8%
D&K Healthcare Resources, Inc.                     4,900          50,181
First Horizon Pharmaceutical
   Corp.(a)                                        8,200          61,320
Nabi Biopharmaceuticals(a)                         9,500          58,900
                                                           -------------
                                                                 170,401
                                                           -------------

INDUSTRIALS--20.0%
CAPITAL GOODS--10.2%
AEROSPACE & DEFENSE--1.5%
Herley Industries, Inc.(a)                         6,300         109,670
Ladish Co., Inc.(a)                               10,950          88,257
Precision Castparts Corp.                          3,900          94,575
                                                           -------------
                                                                 292,502
                                                           -------------
BUILDING PRODUCTS--0.4%
NCI Building Systems, Inc.(a)                      3,800          82,916
                                                           -------------
CONSTRUCTION & ENGINEERING--2.7%
Chicago Bridge & Iron Co., NV                      3,760         113,552
Comfort Systems USA, Inc.(a)                      10,650          35,678
EMCOR Group, Inc.(a)                               4,500         238,545
Granite Construction, Inc.                         4,150          64,325
Shaw Group, Inc.(a)                                5,450          89,653
                                                           -------------
                                                                 541,753
                                                           -------------
CONSTRUCTION & FARM MACHINERY--1.2%
Oshkosh Truck Corp.                                3,800         233,700
Terex Corp.(a)                                     1,350          15,039
                                                           -------------
                                                                 248,739
                                                           -------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.3%
Genlyte Group, Inc.(a)                             2,000          62,320
                                                           -------------
INDUSTRIAL MACHINERY--3.6%
Alamo Group, Inc.                                  1,100   $      13,475
Esterline Technologies Corp.(a)                    6,400         113,088
Harsco Corp.                                       6,200         197,718
Kadant, Inc.(a)                                    6,600          99,000
Kennametal, Inc.                                   2,400          82,752
Mueller Industries, Inc.(a)                        4,950         134,888
Robbins & Myers, Inc.                                500           9,200
Tecumseh Products Co.                              1,600          70,608
                                                           -------------
                                                                 720,729
                                                           -------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Watsco, Inc.                                       5,450          89,271
                                                           -------------
COMMERCIAL SERVICES & SUPPLIES--8.0%
COMMERCIAL PRINTING--1.1%
Banta Corp.                                        3,300         103,191
Consolidated Graphics, Inc.                        5,450         121,263
                                                           -------------
                                                                 224,454
                                                           -------------
DATA PROCESSING SERVICES--0.5%
eFunds Corp.(a)                                    5,500          50,105
Intercept, Inc.(a)                                 2,750          46,560
                                                           -------------
                                                                  96,665
                                                           -------------
DIVERSIFIED COMMERCIAL SERVICES--1.9%
Century Business Services, Inc.(a)                 1,900           5,035
Handleman Co.(a)                                   8,200          94,300
Kimball International, Class B                     8,500         121,125
Management Network
   Group, Inc.(a)                                 34,282          51,423
PLATO Learning, Inc.(a)                           16,362          97,190
ProsoftTraining(a)                                53,554           8,033
                                                           -------------
                                                                 377,106
                                                           -------------
EMPLOYMENT SERVICES--1.9%
On Assignment, Inc.                               16,200         138,024
MPS Group, Inc.(a)                                24,800         137,392
Spherion Corp.(a)                                 14,650          98,155
                                                           -------------
                                                                 373,571
                                                           -------------
ENVIRONMENTAL SERVICES--1.6%
Casella Waste Systems, Inc.(a)                    16,400         145,796
Ionics, Inc.(a)                                    4,200          95,760
TRC Companies, Inc.(a)                             5,900          77,467
                                                           -------------
                                                                 319,023
                                                           -------------
OFFICE SERVICES & SUPPLIES--1.0%
Electro Rent Corp.(a)                              2,650          32,121
Imagistics International, Inc.(a)                  5,450         109,000
MCSi, Inc.(a)                                     12,600          59,850
                                                           -------------
                                                                 200,971
                                                           -------------
TRANSPORTATION--1.8%
AIRLINES--0.1%
Mesaba Holdings,
   Inc.(a)                                         3,850          23,562
                                                           -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

                                              SHARES           VALUE
                                           -------------   -------------
RAILROADS--0.7%
Genesee & Wyoming, Inc.(a)                           250   $       5,088
Kansas City Southern                               5,450          65,400
RailAmerica, Inc.(a)                              10,400          74,568
                                                           -------------
                                                                 145,056
                                                           -------------
TRUCKING--1.0%
Covenant Transport, Inc.(a)                        5,450         103,332
Old Dominion Freight Line(a)                       3,300          93,555
                                                           -------------
                                                                 196,887
                                                           -------------

INFORMATION TECHNOLOGY--10.5%
SOFTWARE & SERVICES--3.9%
APPLICATION SOFTWARE--0.9%
JDA Software Group, Inc.(a)                       10,150          98,049
Pervasive Software, Inc.(a)                       13,050          53,766
Roxio, Inc.(a)                                     6,850          32,675
                                                           -------------
                                                                 184,490
                                                           -------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.3%
Acxiom Corp.(a)                                    5,900          90,742
American Management
   Systems, Inc.(a)                               10,700         128,293
Computer Horizons Corp.(a)                         7,900          25,833
Tanning Technology Corp.(a)                       21,230          16,135
                                                           -------------
                                                                 261,003
                                                           -------------
INTERNET SOFTWARE & SERVICES--0.9%
Interland, Inc.(a)                                22,050          28,665
SonicWALL, Inc.(a)                                24,650          89,480
Valueclick, Inc.(a)                               19,250          53,708
                                                           -------------
                                                                 171,853
                                                           -------------
SYSTEMS SOFTWARE--0.8%
Novell, Inc.(a)                                   24,050          80,327
Sybase, Inc.(a)                                    5,900          79,060
                                                           -------------
                                                                 159,387
                                                           -------------
TECHNOLOGY HARDWARE & EQUIPMENT--6.6%
COMPUTER STORAGE & PERIPHERALS--0.6%
Crossroads Systems, Inc.(a)                       12,100          11,253
InFocus Corp.(a)                                   9,200          56,672
Iomega Corp.(a)                                    7,800          61,230
                                                           -------------
                                                                 129,155
                                                           -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.0%
Anixter International, Inc.(a)                     5,350         124,388
Benchmark Electronics, Inc.(a)                     2,700          77,382
MTS Systems Corp.                                  8,250          82,665
Nam Tai Electronics, Inc.                          9,125         223,106
Nanometrics, Inc.(a)                              15,600          65,364
NU Horizons Electronics Corp.(a)                   5,300          30,634
Pioneer Standard Electronics                      10,950         100,521
Somera Communications, Inc.(a)                     9,800          26,460
Tektronix, Inc.(a)                                 3,300          60,027
Zomax, Inc.(a)                                       600           2,550
                                                           -------------
                                                                 793,097
                                                           -------------
NETWORKING EQUIPMENT--0.3%
Computer Network
   Technology Corp.(a)                             8,000   $      56,800
Network Equipment
   Technologies, Inc.(a)                           2,300           9,016
                                                           -------------
                                                                  65,816
                                                           -------------
SEMICONDUCTOR EQUIPMENT--0.5%
Dupont Photomasks, Inc.(a)                         3,850          89,513
                                                           -------------
SEMICONDUCTORS--0.3%
Advanced Power Technology, Inc.(a)                   600           1,949
Oak Technology, Inc.(a)                           22,700          60,155
                                                           -------------
                                                                  62,104
                                                           -------------
TELECOMMUNICATIONS EQUIPMENT--0.9%
Allen Telecom, Inc.(a)                             9,400          89,018
Optical Communication
   Products, Inc.(a)                              17,400          18,792
Tollgrade Communications, Inc.(a)                  5,450          63,929
                                                           -------------
                                                                 171,739
                                                           -------------

MATERIALS--6.4%
CHEMICALS--4.0%
SPECIALTY CHEMICALS--3.1%
Cytec Industries, Inc.(a)                          7,200         196,416
H.B. Fuller Co.                                    3,400          87,992
Lubrizol Corp.                                     4,100         125,050
Minerals Technologies, Inc.                        2,700         116,505
Schulman (A.), Inc.                                5,450         101,425
                                                           -------------
                                                                 627,388
                                                           -------------
CONSTRUCTION MATERIALS--0.9%
Centex Construction
   Products, Inc.                                  3,100         108,965
Texas Industries, Inc.                             2,798          67,991
                                                           -------------
                                                                 176,956
                                                           -------------
CONTAINERS & PACKAGING--1.1%
METAL & GLASS CONTAINERS--1.1%
AptarGroup, Inc.                                   4,000         124,960
Greif Brothers Corp.                               4,150          98,770
                                                           -------------
                                                                 223,730
                                                           -------------
METALS & MINING--1.1%
DIVERSIFIED METALS & MINING--0.4%
RTI International
   Metals, Inc.(a)                                 7,950          80,295
                                                           -------------
PRECIOUS METALS & MINERALS--0.1%
Stillwater Mining Co.(a)                           5,500          29,425
                                                           -------------
STEEL--0.6%
Reliance Steel &
   Aluminum Co.                                    5,345         111,390
                                                           -------------
PAPER & FOREST PRODUCTS--0.2%
PAPER PRODUCTS--0.2%
Schweitzer-Mauduit
   International, Inc.                             1,600          39,200
                                                           -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

                                              SHARES           VALUE
                                           -------------   -------------
TELECOMMUNICATION SERVICES--0.4%
ALTERNATIVE CARRIERS--0.1%
Covad Communications
   Group, Inc.(a)                                 16,650   $      15,651
                                                           -------------
INTEGRATED TELECOMMUNICATION SERVICES--0.1%
Mastec, Inc.(a)                                    7,800          23,010
                                                           -------------
WIRELESS TELECOMMUNICATIONS SERVICES--0.2%
Metro One Telecommunications,
   Inc.(a)                                         5,500          35,475
                                                           -------------

UTILITIES--5.6%
ELECTRIC UTILITIES--2.3%
CH Energy Group, Inc.                              4,600         214,498
Central Vermont Public
   Service Corp.                                   6,700         122,476
Maine Public Service Co.                           1,300          41,600
MGE Energy, Inc.                                   3,000          80,313
                                                           -------------
                                                                 458,887
                                                           -------------
GAS UTILITIES--2.1%
Cascade Natural Gas Corp.                          3,400          68,000
Northwest Natural Gas Co.                          6,800         184,008
WGL Holdings, Inc.                                 6,800         162,656
                                                           -------------
                                                                 414,664
                                                           -------------
MULTI-UTILITIES--1.2%
MDU Resources Group, Inc.                          9,600         247,776
                                                           -------------
TOTAL COMMON STOCKS
   (cost of $20,007,516)                                      19,526,348
                                                           -------------

LIMITED PURPOSE TRUST--0.2%
INDUSTRIALS--0.2%
CAPITAL GOODS--0.2%
TRADING COMPANIES & DISTRIBUTORS--0.2%
Versacold Income Fund
   (cost of $43,984)                               8,150          41,532
                                                           -------------

SINGLE PURPOSE TRUST--0.2%
MATERIALS--0.2%
PAPER & FOREST PRODUCTS--0.2%
FOREST PRODUCTS--0.2%
PRT Forest Regeneration Income
   Fund (cost of $35,651)                          5,500          34,851
                                                           -------------

PREFERRED STOCK--0.8%
ENERGY--0.8%
OIL & GAS EXPLORATION PRODUCTION--0.8%
EXCO Resources, Inc.
   (cost of $144,104)                              9,340         166,999
                                                           -------------

                                                PAR            VALUE
                                           -------------   -------------
SHORT-TERM OBLIGATION--1.7%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at 1.180%,
   collateralized by U.S. Treasury
   Bond maturing 08/15/20, market
   value $349,456 (repurchase
   proceeds $336,022)
   (cost of $336,000)                      $     336,000   $     336,000
                                                           -------------
TOTAL INVESTMENTS--100.7%
   (cost of $20,567,255)(b)                                   20,105,730
                                                           -------------
OTHER ASSETS & LIABILITIES, NET--(0.7)%                         (133,468)
                                                           -------------
Net Assets--100.0%                                         $  19,972,262
                                                           =============

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b) Cost for federal income tax purposes is $20,589,930. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted acordingly.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                                            $  20,567,255
                                                                                -------------
Investments, at value                                                           $  20,105,730
Cash                                                                                    5,227
Foreign currency (cost of $1,267)                                                       1,252
Receivable for:
   Investments sold                                                                     6,745
   Fund shares sold                                                                     3,000
   Interest                                                                                11
   Dividends                                                                           18,313
   Expense reimbursement due from Manager/Distributor                                   2,008
Deferred Trustees' compensation plan                                                    2,104
                                                                                -------------
   TOTAL ASSETS                                                                    20,144,390
                                                                                -------------
LIABILITIES:
Payable for:
   Investments purchased                                                                5,300
   Fund shares repurchased                                                            122,409
   Management fee                                                                      13,975
   Transfer agent fee                                                                     625
   Pricing and bookkeeping fees                                                           918
   Audit fee                                                                           17,665
Deferred Trustees' fee                                                                  2,104
Other liabilities                                                                       9,132
                                                                                -------------
     TOTAL LIABILITIES                                                                172,128
                                                                                -------------
NET ASSETS                                                                      $  19,972,262
                                                                                =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                 $  20,006,033
Undistributed net investment income                                                     4,356
Accumulated net realized gain                                                         423,421
Net unrealized depreciation on:
   Investments                                                                       (461,525)
   Foreign currency translations                                                          (23)
                                                                                -------------
NET ASSETS                                                                      $  19,972,262
                                                                                =============
CLASS A:
Net assets                                                                      $   7,892,688
Shares outstanding                                                                    753,251
                                                                                =============
Net asset value per share                                                       $       10.48
                                                                                =============
CLASS B:
Net assets                                                                      $  12,079,574
Shares outstanding                                                                  1,153,459
                                                                                =============
Net asset value per share                                                       $       10.47
                                                                                =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Small Cap Value Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                       $     241,508
Interest                                                                               26,111
                                                                                -------------
   Total Investment Income (net of foreign taxes withheld of $679)                    267,619
                                                                                -------------
EXPENSES:
Management fee                                                                        167,427
Distribution fee--Class B                                                              28,611
Pricing and bookkeeping fees                                                           10,968
Transfer agent fee                                                                      7,500
Trustees' fee                                                                           5,568
Custody fee                                                                            19,413
Audit fee                                                                              17,840
Other expenses                                                                         10,468
                                                                                -------------
   Total Expenses                                                                     267,795
Fees and expenses waived or reimbursed by Manager                                      (9,011)
Fees reimbursed by Distributor--Class B                                               (28,611)
Custody earnings credit                                                                   (46)
                                                                                -------------
   Net Expenses                                                                       230,127
                                                                                -------------
Net Investment Income                                                                  37,492
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
   Investments                                                                      1,098,450
   Foreign currency transactions                                                         (322)
                                                                                -------------
     Net realized gain                                                              1,098,128
                                                                                -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                     (2,952,593)
   Foreign currency translations                                                          (23)
                                                                                -------------
     Net change in unrealized appreciation/depreciation                            (2,952,616)
                                                                                -------------
Net Loss                                                                           (1,854,488)
                                                                                -------------
Net Decrease in Net Assets from Operations                                      $  (1,816,996)
                                                                                =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Small Cap Value Fund, Variable Series

                                                                                     YEAR ENDED DECEMBER 31,
                                                                                --------------------------------

INCREASE (DECREASE) IN NET ASSETS:                                                   2002              2001
----------------------------------                                              --------------    --------------
OPERATIONS:
Net investment income                                                           $       37,492    $       31,953
Net realized gain on investments and foreign currency transactions                   1,098,128           290,158
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                            (2,952,616)        1,151,725
                                                                                --------------    --------------
Net Increase (Decrease) from Operations                                             (1,816,996)        1,473,836
                                                                                --------------    --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                             (8,389)          (18,025)
    Class B                                                                            (12,808)          (17,140)
From net realized gains:
    Class A                                                                           (263,235)         (118,438)
    Class B                                                                           (401,913)         (112,618)
                                                                                --------------    --------------
Total Distributions Declared to Shareholders                                          (686,345)         (266,221)
                                                                                --------------    --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                     4,146,927         8,574,770
   Distributions reinvested                                                            271,624           136,463
   Redemptions                                                                      (4,761,716)       (7,574,247)
                                                                                --------------    --------------
        Net Increase (Decrease)                                                       (343,165)        1,136,986
                                                                                --------------    --------------
Class B:
   Subscriptions                                                                     6,130,731        13,166,781
   Distributions reinvested                                                            414,721           129,758
   Redemptions                                                                      (2,107,183)       (8,345,154)
                                                                                --------------    --------------
        Net Increase                                                                 4,438,269         4,951,385
                                                                                --------------    --------------
Net Increase from Share Transactions                                                 4,095,104         6,088,371
                                                                                --------------    --------------
Total Increase in Net Assets                                                         1,591,763         7,295,986
NET ASSETS:
Beginning of period                                                                 18,380,499        11,084,513
                                                                                --------------    --------------
End of period (including undistributed and overdistributed net investment
   income of $4,356 and $(2,525), respectively)                                 $   19,972,262    $   18,380,499
                                                                                ==============    ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       350,768           791,152
   Issued for distributions reinvested                                                  25,946            11,826
   Redemptions                                                                        (433,274)         (702,942)
                                                                                --------------    --------------
        Net Increase (Decrease)                                                        (56,560)          100,036
                                                                                --------------    --------------
Class B:
   Subscriptions                                                                       524,962         1,215,774
   Issued for distributions reinvested                                                  39,619            11,252
   Redemptions                                                                        (191,963)         (769,514)
                                                                                --------------    --------------
        Net Increase                                                                   372,618           457,512
                                                                                --------------    --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth by investing primarily in smaller capitalization stocks of U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

UNDISTRIBUTED NET     ACCUMULATED NET
 INVESTMENT INCOME     REALIZED GAIN      PAID-IN CAPITAL
------------------    ---------------     ---------------
     $   (9,414)         $    8,466           $    948

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                  2002           2001
                               -----------    ----------
Distributions paid from:
   Ordinary income             $    86,968    $  108,992
   Long-term capital gains         599,377       157,229
                               -----------    ----------
                               $   686,345    $  266,221
                               ===========    ==========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

   UNDISTRIBUTED    UNDISTRIBUTED
     ORDINARY         LONG-TERM       UNREALIZED
      INCOME        CAPITAL GAINS    DEPRECIATION*
   -------------    -------------    -------------
     $   319,214      $   134,080      $  (484,223)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.10% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

NOTES TO FINANCIAL STATEMENTS
Colonial Small Cap Value Fund, Variable Series / December 31, 2002

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $46 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $29,602,798 and $24,445,769, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation      $      1,257,596
     Gross unrealized depreciation            (1,741,796)
                                        ----------------
       Net unrealized depreciation      $       (484,200)
                                        ================

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the year ended December 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the year were $1,491.

FINANCIAL HIGHLIGHTS
Colonial Small Cap Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED DECEMBER 31,               PERIOD ENDED
                                                         ---------------------------------------------------    DECEMBER 31,
                                                           2002          2001          2000          1999         1998 (a)
                                                         ---------     ---------     ---------     ---------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $   11.56     $   10.73     $    9.12     $    8.59     $     10.00
                                                         ---------     ---------     ---------     ---------    ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                     0.02          0.02          0.07          0.02            0.08
Net realized and unrealized gain (loss) on investments
   and foreign currency                                      (0.73)         0.98          1.65          0.52           (1.41)
                                                         ---------     ---------     ---------     ---------    ------------
       Total from Investment Operations                      (0.71)         1.00          1.72          0.54           (1.33)
                                                         ---------     ---------     ---------     ---------    ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                   (0.01)        (0.02)        (0.05)        (0.01)          (0.07)
In excess of net investment income                              --            --            --            --           (0.01)
From net realized gains                                      (0.36)        (0.15)        (0.06)           --              --
                                                         ---------     ---------     ---------     ---------    ------------
       Total Distributions Declared to Shareholders          (0.37)        (0.17)        (0.11)        (0.01)          (0.08)
                                                         ---------     ---------     ---------     ---------    ------------
NET ASSET VALUE, END OF PERIOD                           $   10.48     $   11.56     $   10.73     $    9.12     $      8.59
                                                         =========     =========     =========     =========    ============
Total return (c)(d)(e)                                       (6.12)%        9.30%        18.88%         6.34%         (13.25)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                  1.10%         1.10%         1.07%         1.00%           1.00%(h)
Net investment income (g)                                     0.18%         0.22%         0.76%         0.23%           1.41%(h)
Waiver/reimbursement                                          0.04%         0.22%         0.82%         2.66%           3.32%(h)
Portfolio turnover rate                                        125%           56%           54%           74%             51%(f)
Net assets, end of period (000's)                        $   7,893     $   9,361     $   7,616     $   3,817     $     1,782

(a) For the period from commencement of operations on May 19, 1998 to December 31, 1998.
(b) Per share data was calculated using average shares outstanding during the period.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial Small Cap Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial Small Cap Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

70.14% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

For the fiscal year ended December 31, 2002, the Fund designates long-term capital gains of $733,457.

PORTFOLIO MANAGER'S DISCUSSION
Colonial Strategic Income Fund, Variable Series / December 31, 2002

  Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk and maximum total return.

  Laura A. Ostrander is the fund's portfolio manager. Ms. Ostrander is senior vice president of Colonial Management Associates, Inc.

For the year that ended December 31, 2002, the fund underperformed the 11.02% return of its benchmark, the Lehman Brothers Government/Credit Index, chiefly because of weakness in the high-yield market. However, the fund outperformed its peer group, the Lipper General Bond Funds category which returned 8.53%. Holdings of foreign bonds denominated in currencies that were stronger than the US dollar helped the fund outperform its peer group.

A DEFENSIVE STANCE AT THE OUTSET
As the year began, expectations ran high that the post-September 11 economic rebound would continue. However, we did not share that opinion and we took steps to reduce the fund's risk exposure by boosting the overall credit quality of our holdings. We sold lower rated high-yield issues and reduced the fund's emerging markets investments in favor of holdings in developed nations such as Sweden, Norway and Italy. However, we maintained commitments in oil-producing emerging nations such as Russia and Mexico. When oil prices rose, these investments were rewarded. We also expanded holdings in bonds denominated in foreign currencies, because continued economic weakness in the United States was putting pressure on the dollar. By mid-year, we had upgraded the portfolio's overall credit quality from BBB+ to A-, where it remained through the year. Overall, our strategies aided performance, although we were somewhat late in initiating the quality upgrade.

ALLOCATIONS ADJUSTED LATER IN THE YEAR
Beginning in October, as the economic outlook for the United States and other countries improved, we sought opportunities for price appreciation and higher yields. We cut back the fund's investment in US government bonds from approximately 29% of net assets to 25% of net assets because of low yields and our estimation of their limited appreciation potential going forward. We used the proceeds to expand the fund's investments in high-yield and emerging markets, emphasizing high-yield securities rated "BB," which is the highest rating for non-investment grade bonds. Broader exposure to corporate issues aided results in the fourth quarter. Holdings in manufacturing and housing continued to do well.

PRESSURE CONTINUED ON HIGH-YIELD BONDS
Our investments in high-yield bonds generally detracted from performance. Our holdings in the cellular and cable television industries were a drag on performance. Bonds of US cable company Charter Communications (0.3% of net assets) suffered a substantial decline as Adelphia's accounting scandal spread concerns throughout the industry, lowering asset valuations and reducing financing available to all cable companies. Our holdings in Adelphia, once the third largest issuer in the high yield market, were sold as concerns about management increased, enabling us to avoid significant price declines in subsequent months. Some of our losses were offset by favorable results from homebuilders D.R. Horton and K. Hovnanian Enterprises (0.6% and 0.3% of net assets, respectively), as the strong housing market continued through most of 2002.

POSITIONED FOR A GRADUAL RECOVERY
The year-end positioning of the portfolio reflected growing confidence that a modest global recovery would be underway by late 2003. Current interest rate and tax policies seem positioned to accommodate this anticipated growth, barring the impact of any geopolitical shocks, which, of course, cannot be easily estimated. If economic activity accelerates, money now sheltered in US government bonds could flow into corporate securities. European holdings could benefit from the strong euro and possible interest rate cuts. But a delayed US recovery would postpone any upsurge in European export activity. We believe that success in emerging market investments will likely be tied to structural reform as well as to oil prices, both for importing and exporting nations.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Lipper Inc., a widely respected cap provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial Strategic Income Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                      1-YEAR   5-YEAR     LIFE
--------------------------------------------------------------
Class A (7/5/94)                        8.41     3.97     6.75
Lehman Brothers
  Government/Credit Index(1)           11.02     7.61     8.24

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/5/94 - 12/31/02

Class A: $17,412

                                  LEHMAN BROTHERS
              CLASS A SHARES  GOVERNMENT/CREDIT INDEX
              --------------  -----------------------
Jul-94          $     10,000          $     10,000
Jul-94          $     10,080          $     10,200
Aug-94          $     10,130          $     10,204
Sep-94          $     10,091          $     10,050
Oct-94          $     10,131          $     10,039
Nov-94          $     10,021          $     10,021
Dec-94          $     10,110          $     10,087
Jan-95          $     10,244          $     10,281
Feb-95          $     10,492          $     10,519
Mar-95          $     10,678          $     10,590
Apr-95          $     10,875          $     10,738
May-95          $     11,174          $     11,188
Jun-95          $     11,225          $     11,277
Jul-95          $     11,328          $     11,233
Aug-95          $     11,328          $     11,377
Sep-95          $     11,524          $     11,493
Oct-95          $     11,679          $     11,662
Nov-95          $     11,792          $     11,855
Dec-95          $     11,959          $     12,029
Jan-96          $     12,134          $     12,103
Feb-96          $     12,036          $     11,847
Mar-96          $     11,982          $     11,747
Apr-96          $     12,036          $     11,666
May-96          $     12,046          $     11,646
Jun-96          $     12,122          $     11,801
Jul-96          $     12,220          $     11,828
Aug-96          $     12,362          $     11,799
Sep-96          $     12,612          $     12,009
Oct-96          $     12,807          $     12,289
Nov-96          $     13,112          $     12,515
Dec-96          $     13,134          $     12,376
Jan-97          $     13,099          $     12,391
Feb-97          $     13,195          $     12,417
Mar-97          $     13,005          $     12,269
Apr-97          $     13,171          $     12,448
May-97          $     13,386          $     12,564
Jun-97          $     13,576          $     12,715
Jul-97          $     13,898          $     13,104
Aug-97          $     13,803          $     12,957
Sep-97          $     14,101          $     13,160
Oct-97          $     14,125          $     13,371
Nov-97          $     14,197          $     13,442
Dec-97          $     14,335          $     13,583
Jan-98          $     14,566          $     13,775
Feb-98          $     14,604          $     13,747
Mar-98          $     14,706          $     13,790
Apr-98          $     14,771          $     13,859
May-98          $     14,836          $     14,007
Jun-98          $     14,861          $     14,150
Jul-98          $     14,990          $     14,161
Aug-98          $     14,435          $     14,437
Sep-98          $     14,757          $     14,850
Oct-98          $     14,782          $     14,745
Nov-98          $     15,207          $     14,833
Dec-98          $     15,198          $     14,870
Jan-99          $     15,321          $     14,976
Feb-99          $     15,143          $     14,619
Mar-99          $     15,349          $     14,692
Apr-99          $     15,555          $     14,729
May-99          $     15,239          $     14,577
Jun-99          $     15,253          $     14,532
Jul-99          $     15,239          $     14,492
Aug-99          $     15,184          $     14,480
Sep-99          $     15,266          $     14,610
Oct-99          $     15,266          $     14,648
Nov-99          $     15,362          $     14,639
Dec-99          $     15,468          $     14,550
Jan-00          $     15,320          $     14,546
Feb-00          $     15,513          $     14,728
Mar-00          $     15,454          $     14,941
Apr-00          $     15,321          $     14,868
May-00          $     15,188          $     14,855
Jun-00          $     15,468          $     15,158
Jul-00          $     15,588          $     15,318
Aug-00          $     15,751          $     15,534
Sep-00          $     15,565          $     15,593
Oct-00          $     15,284          $     15,692
Nov-00          $     15,016          $     15,960
Dec-00          $     15,494          $     16,274
Jan-01          $     16,135          $     16,548
Feb-01          $     16,185          $     16,718
Mar-01          $     15,840          $     16,795
Apr-01          $     15,709          $     16,669
May-01          $     15,775          $     16,766
Jun-01          $     15,594          $     16,846
Jul-01          $     15,659          $     17,266
Aug-01          $     15,938          $     17,487
Sep-01          $     15,477          $     17,648
Oct-01          $     15,921          $     18,096
Nov-01          $     16,135          $     17,799
Dec-01          $     16,064          $     17,658
Jan-02          $     16,136          $     17,787
Feb-02          $     16,171          $     17,939
Mar-02          $     16,225          $     17,574
Apr-02          $     16,531          $     17,915
May-02          $     16,604          $     18,080
Jun-02          $     16,388          $     18,234
Jul-02          $     16,208          $     18,453
Aug-02          $     16,497          $     18,866
Sep-02          $     16,587          $     19,272
Oct-02          $     16,642          $     19,087
Nov-02          $     17,002          $     19,098
Dec-02          $     17,412          $     19,604

NET ASSET VALUE PER SHARE ($)       12/31/01     12/31/02
---------------------------------------------------------
Class A                               8.92         8.90

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1)  Index performance is from June 30, 1994.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2002

                                                       PAR               VALUE
                                                -----------------   ---------------
CORPORATE FIXED-INCOME BONDS & NOTES--38.8%
CONSTRUCTION--2.1%
BUILDING CONSTRUCTION--2.1%
Associated Materials, Inc.,
   9.75% 04/15/12                               $         190,000   $       199,500
Atrium Companies, Inc.,
   10.500% 05/01/09                                       130,000           126,750
Congoleum Corp.,
   8.625% 08/01/08                                        140,000            60,200
D.R. Horton, Inc.:
   8.000% 02/01/09                                        200,000           200,000
   9.750% 09/15/10                                        575,000           589,375
K. Hovnanian Enterprise, Inc.:
   8.875% 04/01/12                                         45,000            42,750
   10.500% 10/01/07                                       390,000           419,250
KB Home,
   8.625% 12/15/08                                        295,000           304,587
Lennar Corp.,
   7.625% 03/01/09                                        310,000           320,850
Ryland Group,
   9.125% 06/15/11                                        220,000           233,200
Standard Pacific Corp.,
   9.250% 04/15/12                                        435,000           417,600
                                                                    ---------------
                                                                          2,914,062
                                                                    ---------------

FINANCE, INSURANCE & REAL ESTATE--1.1%
DEPOSITORY INSTITUTIONS--0.6%
Sovereign Bancorp, Inc.,
   10.500% 11/15/06                                       750,000           845,063
                                                                    ---------------
FINANCIAL SERVICES--0.3%
MDP Acquisitions PLC,
   9.625% 10/01/12(a)                                     340,000           355,300
                                                                    ---------------
MULTI-LINE INSURANCE--0.1%
Willis Corroon Corp.,
   9.000% 02/01/09                                        190,000           200,450
                                                                    ---------------
REAL ESTATE--0.1%
iStar Financial, Inc.,
   8.750% 08/15/08                                        125,000           131,250
                                                                    ---------------

MANUFACTURING--9.9%
APPAREL--0.1%
William Carter Co.,
   10.875% 08/15/11                                       150,000           163,500
                                                                    ---------------
AUTO PARTS & EQUIPMENT--0.1%
American Axle & Manufacturing, Inc.,
   9.750% 03/01/09                                        110,000           118,250
Rexnord Corp.,
   10.125% 12/15/12(a)                                     85,000            87,975
                                                                    ---------------
                                                                            206,225
                                                                    ---------------
CHEMICALS & ALLIED PRODUCTS--2.5%
Avecia Group PLC,
   11.000% 07/01/09                                       200,000           156,000
FMC Corp.,
   10.250% 11/01/09(a)                                    280,000           302,400
Huntsman ICI Holdings LLC,
   (b) 12/31/09                                 $       2,410,000   $       554,300
Koppers Industries, Inc.,
   9.875% 12/01/07                                        425,000           382,500
IMC Global, Inc.,
   11.250% 06/01/11(a)                                    265,000           287,525
Lyondell Chemical Co.:
   11.125% 07/15/12                                       285,000           282,150
   9.625% 05/01/07                                        275,000           263,312
MacDermid, Inc.,
   9.125% 07/15/11                                        260,000           278,200
Millennium America, Inc.,
   9.250% 06/15/08                                        175,000           182,875
Terra Industries, Inc.,
   12.875% 10/15/08                                       400,000           428,000
Texas Petrochemical Corp.,
   11.125% 07/01/06                                       535,000           326,350
                                                                    ---------------
                                                                          3,443,612
                                                                    ---------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.3%
Amphenol Corp.,
   9.875% 05/15/07                                         50,000            52,125
Flextronics International Ltd.,
   9.875% 07/01/10                                        300,000           324,000
                                                                    ---------------
                                                                            376,125
                                                                    ---------------
FABRICATED METAL--0.2%
Earle M. Jorgensen & Co.,
   9.750% 06/01/12                                        250,000           255,000
                                                                    ---------------
FOOD & KINDRED PRODUCTS--1.2%
Dole Food Co.,
   7.250% 05/01/09                                        215,000           204,250
New World Pasta Co.,
   9.250% 02/15/09                                        175,000            87,500
Premier International Foods PLC,
   12.000% 09/01/09                                       750,000           802,500
Roundy's Inc.,
   8.875% 06/15/02                                        275,000           271,563
Smithfield Foods, Inc.,
   8.000% 10/15/09                                        295,000           300,900
                                                                    ---------------
                                                                          1,666,713
                                                                    ---------------
FURNITURE & FIXTURES--0.2%
Juno Lighting, Inc.,
   11.875% 07/01/09                                       195,000           195,000
Simmons Co.,
   10.250% 03/15/09                                        50,000            54,250
                                                                    ---------------
                                                                            249,250
                                                                    ---------------
MACHINERY & COMPUTER EQUIPMENT--0.2%
JLG Industries Inc.,
   8.375% 06/15/12                                        140,000           115,500
Numatics, Inc.,
   9.625% 04/01/08                                        300,000           135,000
                                                                    ---------------
                                                                            250,500
                                                                    ---------------
MEASURING & ANALYZING INSTRUMENTS--0.2%
Fisher Scientific International Inc.,
   8.125% 05/01/12                                        250,000           258,125
                                                                    ---------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2002

                                                       PAR               VALUE
                                                -----------------   ---------------
MISCELLANEOUS MANUFACTURING--1.7%
Actuant Corp.,
   13.000% 05/01/09                             $         211,000   $       246,870
AGCO Corp.,
   9.500% 05/01/08                                        220,000           237,600
American Standard, Inc.,
   7.375% 02/01/08                                        260,000           271,700
Applied Extrusion Technologies, Inc.,
   10.750% 07/01/11                                       215,000           137,600
Ball Corp.,
   8.250% 08/01/08                                        140,000           147,000
Flowserve Corp.,
   12.250% 08/15/10                                       205,000           223,450
Owens-Illinois, Inc.:
   7.150% 05/15/05                                         90,000            87,300
   7.500% 05/15/10                                        370,000           342,250
SPX Corp.,
   7.500% 01/01/13                                        165,000           167,063
Tekni-Plex, Inc.,
   12.750% 06/15/10                                       550,000           500,500
Terex Corp.,
   10.375% 04/01/11                                        95,000            89,300
                                                                    ---------------
                                                                          2,450,633
                                                                    ---------------
PAPER PRODUCTS--1.1%
Corp Durango SA de CV,
   13.125% 08/01/06                                       280,000           100,800
Jefferson Smurfit Corp.,
   8.250% 10/01/12(a)                                     165,000           169,125
Packaging Corp.,
   9.625% 04/01/09                                        260,000           280,800
Riverwood International Corp.,
   10.875% 04/01/08                                       675,000           681,750
Tembec Industries, Inc.,
   8.500% 02/01/11                                        250,000           251,250
                                                                    ---------------
                                                                          1,483,725
                                                                    ---------------
PRIMARY METAL--0.5%
AK Steel Corp.,
   7.75% 06/15/12                                         170,000           171,275
Bayou Steel Corp.,
   9.500% 05/15/08(c)                                     500,000            75,000
Kaiser Aluminum & Chemical Corp.,
   10.875% 10/15/06(c)(d)                                 420,000           281,400
Oregon Steel Mills, Inc.,
   10.000% 07/15/09(a)                                    130,000           131,300
WCI Steel, Inc.,
   10.000% 12/01/04(c)                                    320,000            73,600
Wheeling-Pittsburgh Corp.,
   9.250% 11/15/07(c)(d)                                  750,000            22,500
                                                                    ---------------
                                                                            755,075
                                                                    ---------------
PRINTING & PUBLISHING--1.5%
American Greetings Corp.,
   11.750% 07/15/08                                       175,000           190,750
Dex Media East LLC,
   12.125% 11/15/12(a)                                    370,000           409,775
Primedia, Inc.,
   8.875% 05/15/11                                        375,000           340,312
Quebecor Media, Inc.,
   11.125% 07/15/11                             $         400,000   $       368,000
Von Hoffman Corp.,
   10.250% 03/15/09                                       285,000           270,750
Yell Finance BV,
   10.750% 08/01/11                                       470,000           512,300
                                                                    ---------------
                                                                          2,091,887
                                                                    ---------------
TRANSPORTATION EQUIPMENT--0.1%
Teekay Shipping Corp.,
   8.875% 07/15/11                                         85,000            87,125
                                                                    ---------------

MINING & ENERGY--4.2%
METAL MINING--0.3%
Trimas Corp.,
   9.875% 06/15/12(a)                                     355,000           351,450
                                                                    ---------------
OIL & GAS EXTRACTION--3.8%
Benton Oil & Gas Co.,
   9.375% 11/01/07                                        215,000           193,500
Compton Petroleum Corp.,
   9.90% 05/15/09                                         195,000           204,750
Chesapeake Energy Corp.,
   7.750% 01/15/15                                        185,000           184,075
Denbury Management, Inc.,
   9.000% 03/01/08                                         80,000            82,000
Encore Ecquisition Co.,
   8.375% 06/15/12                                        195,000           202,800
Forest Oil Corp.,
   8.000% 06/15/08                                        250,000           263,750
Magnum Hunter Resources, Inc.,
   10.000% 06/01/07                                       450,000           470,250
Mariner Energy, Inc.,
   10.500% 08/01/06                                       375,000           352,500
Pemex Project Funding Master Trust:
   7.375% 12/15/14                                        270,000           281,078
   9.125% 10/13/10                                        950,000         1,087,750
PDVSA Finance Ltd.:
   6.250% 02/15/06                                        503,700           456,919
   6.650% 02/15/06                                        240,000           203,700
Pioneer Natural Resource:
   7.500% 04/15/12                                         70,000            73,850
   9.625% 04/01/10                                        315,000           366,975
Pogo Producing Co.,
   8.250% 04/15/11                                        425,000           446,250
Stone Energy Corp.,
   8.250% 12/15/11                                        135,000           139,388
XTO Energy Inc.,
   7.500% 04/15/12                                        325,000           344,500
                                                                    ---------------
                                                                          5,354,035
                                                                    ---------------
OIL & GAS FIELD SERVICES--0.1%
Newpark Resources, Inc.,
   8.625% 12/15/07                                        195,000           182,325
                                                                    ---------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2002

                                                       PAR               VALUE
                                                -----------------   ---------------
RETAIL TRADE--0.9%
FOOD STORES--0.1%
Winn-Dixie Stores, Inc.,
   8.875% 04/01/08                              $         190,000   $       193,800
                                                                    ---------------
MISCELLANEOUS RETAIL--0.4%
JC Penney Co., Inc.,
   9.000% 08/01/12                                        285,000           290,700
Steinway Musical Instruments, Inc.,
   8.750% 04/15/11                                        270,000           264,600
                                                                    ---------------
                                                                            555,300
                                                                    ---------------
RESTAURANTS--0.4%
Yum! Brands Inc.:
   7.700% 07/01/12                                        200,000           209,000
   8.875% 04/15/11                                        265,000           288,850
                                                                    ---------------
                                                                            497,850
                                                                    ---------------

SERVICES--9.5%
AMUSEMENT & RECREATION--4.3%
Ameristar Casinos, Inc.,
   10.750% 02/15/09                                       215,000           234,350
Argosy Gaming Co.,
   10.750% 06/01/09                                       305,000           335,500
Boyd Gaming Corp.:
   7.750% 12/15/12(a)                                     140,000           138,600
   9.500% 07/15/07                                        150,000           156,750
Circus & Eldorado/Silver Legacy
   Capital Corp.,
   10.125% 03/01/12                                       270,000           265,950
Coast Hotels & Casinos, Inc.,
   9.500% 04/01/09                                        325,000           345,312
Corrections Corp.,
   9.875% 05/01/09                                        180,000           192,600
Hollywood Casino Corp.,
   11.250% 05/01/07                                       470,000           509,950
Hollywood Casino Shreveport,
   13.000% 08/01/06                                       470,000           479,400
Hollywood Park, Inc.,
   9.250% 02/15/07                                        750,000           667,500
International Game Technology, Inc.,
   8.375% 05/15/09                                        265,000           292,825
MGM Mirage, Inc.,
   8.375% 02/01/11                                        265,000           284,875
Majestic Investment Holdings LLC,
   11.653% 11/30/07                                       135,000           126,900
Mohegan Tribal Gaming:
   8.000% 04/01/12                                        350,000           366,625
   8.375% 07/01/11                                        125,000           131,562
Park Place Entertainment Corp.,
   9.375% 02/15/07                                        285,000           303,525
Penn National Gaming, Inc.,
   11.125% 03/01/08                                       275,000           299,750
Regal Cinemas Inc.,
   9.375% 02/01/12                                        360,000           382,500
Riviera Holding Corp.,
   11.000% 06/15/10                                        20,000            18,000
Six Flags, Inc.,
   9.500% 02/01/09                              $         300,000   $       288,750
Venetian Casino/LV Sands,
   11.000% 06/15/10                                       205,000           214,225
                                                                    ---------------
                                                                          6,035,449
                                                                    ---------------
AUTO EQUIPMENT & RENTAL SERVICES--1.1%
Collins & Aikman Products Co.,
   10.750% 12/31/11                                       435,000           413,250
Dana Corp.:
   9.000% 08/15/11                                        135,000           130,612
   10.125% 03/15/10                                       125,000           126,875
Dura Operating Corp.,
   8.625% 04/15/12                                        225,000           227,250
Lear Corp.,
   8.110% 05/15/09                                        355,000           375,412
United Rentals, Inc.:
   8.800% 08/15/08                                        195,000           156,000
   9.500% 06/01/08                                        155,000           127,100
                                                                    ---------------
                                                                          1,556,499
                                                                    ---------------
FUNERAL SERVICES--0.5%
Service Corp. International,
   7.700% 04/15/09                                        400,000           380,000
Stewart Enterprises, Inc.,
   10.750% 07/01/08                                       235,000           259,675
                                                                    ---------------
                                                                            639,675
                                                                    ---------------
HEALTH SERVICES--2.9%
AmerisourceBergen:
   7.250% 11/15/12(a)                                     140,000           143,850
   8.125% 09/01/08                                        250,000           267,500
Coventry Health Care Inc.,
   8.125% 02/15/12                                        265,000           279,575
HCA-The Healthcare Co.,
   8.750% 09/01/10                                        710,000           813,546
Healthsouth Corp.,
   7.625% 06/01/12                                        275,000           226,875
Insight Health Services Corp.,
   9.875% 11/01/11                                        300,000           286,500
Magellan Health Services, Inc.:
   9.000% 02/15/08                                        475,000           118,750
   9.375% 11/15/07(a)                                     210,000           163,800
Medquest, Inc.,
   11.875% 08/15/12(a)                                    335,000           331,650
Pacificare Health Systems, Inc.,
   10.750% 06/01/09                                       325,000           347,750
Radiologix, Inc.,
   10.500% 12/15/08                                       165,000           128,700
Res Care, Inc.,
   10.625% 11/15/08                                       325,000           250,250
Tenet Healthcare Corp.,
   6.375% 12/01/11                                        405,000           363,488
United Surgical Partners,
   10.000% 12/15/11                                       250,000           256,250
                                                                    ---------------
                                                                          3,978,484
                                                                    ---------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2002

                                                       PAR               VALUE
                                                -----------------   ---------------
HOTELS, CAMPS & LODGING--0.7%
Host Marriott LP,
   9.500% 01/15/07                              $         540,000   $       548,100
Starwood Hotels & Resorts Worldwide, Inc.,
   7.875% 05/01/12                                        375,000           371,250
                                                                    ---------------
                                                                            919,350
                                                                    ---------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
   GAS & SANITARY SERVICES--10.8%
AEROSPACE--1.3%
BE Aerospace, Inc.,
   8.875% 05/01/11                                        175,000           129,500
L-3 Communication Corp.,
   7.625% 06/15/12                                        280,000           289,800
Sequa Corp.,
   8.875% 04/01/08                                        315,000           300,834
TransDigm, Inc.,
   10.375% 12/01/08                                     1,000,000         1,030,000
                                                                    ---------------
                                                                          1,750,134
                                                                    ---------------
AIR TRANSPORTATION--0.7%
Northwest Airlines Inc.,
   9.875% 03/15/07                                        220,000           140,800
Petroleum Helicopters, Inc.,
   9.375% 05/01/09                                        325,000           341,250
U.S. Airways, Inc.,
   10.375% 03/01/13(d)                                    850,000           425,000
                                                                    ---------------
                                                                            907,050
                                                                    ---------------
BROADCASTING--1.5%
Advanstar Communications, Inc.,
   12.000% 02/15/11                                       300,000           234,000
Allbritton Communications Co.,
   9.750% 11/30/07                                        225,000           233,775
Canwest Media, Inc.,
   10.625% 05/15/11                                       300,000           319,500
Corus Entertainment Inc.,
   8.750% 03/01/12                                        115,000           121,900
Emmis Communications,
   (e) 3/15/11
   (12.500% 03/15/06)                                     317,000           254,392
LIN Holding Corp.,
   (e) 3/1/08
   (10.000% 03/01/03)                                     735,000           749,700
TV Azteca SA de CV,
   10.500% 02/15/07                                       250,000           225,000
                                                                    ---------------
                                                                          2,138,267
                                                                    ---------------
CABLE--2.0%
British Sky Broadcasting Group,
   8.200% 07/15/09                                        535,000           584,450
Cable Satisfaction International, Inc.,
   12.750% 03/01/10                                       325,000            65,000
Charter Communications
   Holding LLC:
   (e) 04/01/11
   (9.920% 04/01/04)                                      555,000           194,250
   10.000% 04/01/09                                       275,000           121,000
   10.750% 10/01/09                                       100,000            45,000
Comcast UK Cable Partners Ltd.,
   11.200% 11/15/07                             $         450,000   $       319,500
EchoStar DBS Corp.:
   9.250% 02/01/06                                        575,000           602,313
   9.375% 02/01/09                                        200,000           212,000
Insight Communications,
   (e) 02/15/11
   (12.250% 02/15/06)                                     460,000           253,000
Northland Cable Television, Inc.,
   10.250% 11/15/07                                       500,000           335,000
                                                                    ---------------
                                                                          2,731,513
                                                                    ---------------
COMMUNICATIONS--0.2%
XM Satellite Radio Holdings, Inc.,
   14.000% 03/15/10                                       500,000           340,000
                                                                    ---------------
COMMUNICATION SERVICES--0.2%
Crown Castle International Corp.,
   (e) 05/15/11
   (10.375% 05/01/04)                                     175,000           113,750
SBA Communication Corp.,
   10.250% 02/01/09                                       290,000           157,325
                                                                    ---------------
                                                                            271,075
                                                                    ---------------
ELECTRIC, GAS & SANITARY SERVICES--1.2%
Allied Waste North America, Inc.:
   8.500% 12/01/08                                        285,000           286,425
   10.000% 08/01/09                                     1,090,000         1,084,550
HydroChem Industrial Services, Inc.,
   10.375% 08/01/07                                       350,000           262,500
                                                                    ---------------
                                                                          1,633,475
                                                                    ---------------
ELECTRIC SERVICES--1.3%
AES Corp.,
   9.500% 06/01/09                                        250,000           152,500
Beaver Valley Funding Corp.,
   9.000% 06/01/17                                        455,000           504,295
Caithness Coso Funding Corp.,
   9.050% 12/15/09                                        324,852           318,355
Calpine Corp.,
   8.500% 02/15/11                                        530,000           235,850
CMS Energy Corp.,
   8.900% 07/15/08                                         60,000            53,400
Nevada Power Co.,
   10.875% 10/15/09(a)                                    175,000           180,250
PSE&G Energy Holdings,
   8.625% 02/15/08                                        215,000           174,150
Western Resources, Inc.,
   7.875% 05/01/07                                        180,000           180,000
                                                                    ---------------
                                                                          1,798,800
                                                                    ---------------
MARINE SERVICES--0.2%
Stena AB,
   9.625% 12/01/12(a)                                     170,000           175,100
Trico Marine Services, Inc.,
   8.875% 05/15/12                                        170,000           156,400
                                                                    ---------------
                                                                            331,500
                                                                    ---------------
MOTOR FREIGHT & WAREHOUSING--0.1%
Quality Distribution Inc., LLC:
   12.000% 06/15/09(a)                                     79,486            11,824
   12.500% 06/15/08(a)                                    333,000           166,084
                                                                    ---------------
                                                                            177,908
                                                                    ---------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2002

                                                       PAR               VALUE
                                                -----------------   ---------------
POLLUTION CONTROL--0.0%
Envirosource, Inc.,
   14.000% 12/15/08                             $          79,548   $        71,593
                                                                    ---------------
RADIO & TELEPHONE COMMUNICATIONS--1.2%
Airgate Pcs, Inc.,
   (e) 10/01/04
   (13.500% 10/01/09)                                     230,000            25,300
Clear Channel Communications,
   8.000% 11/01/08                                         85,000            92,225
Horizon PCS, Inc.,
   13.750% 06/15/11                                       285,000            54,150
Nextel Communications, Inc.:
   (e) 10/31/07                                           685,000           637,050
   (9.375% 11/15/09)                                      355,000           322,162
Nextel Partners, Inc.,
   11.000% 03/15/10                                       225,000           193,500
Rogers Cantel, Inc.,
   9.750% 06/01/16                                        285,000           253,650
U.S. Unwired, Inc.,
   (e) 11/01/09
   (13.375% 11/01/04)                                     500,000            30,000
                                                                    ---------------
                                                                          1,608,037
                                                                    ---------------
RAIL ROAD--0.3%
Kansas City Southern Railway,
   7.500% 06/15/09                                        140,000           147,000
TFM SA de CV, Quality
   Distribution Inc., LLC,
   12.500% 06/15/12                                       230,000           229,138
                                                                    ---------------
                                                                            376,138
                                                                    ---------------
TELECOMMUNICATIONS--0.6%
AT&T Wireless Services, Inc.,
   7.875% 03/01/11                                        225,000           225,000
Carrier1 International SA,
   13.250% 02/15/09(c)(d)                                 500,000            15,000
Insight Midwest/Insight Capital,
   9.750% 10/01/09(a)                                     270,000           255,150
RCN, Inc.,
   11.125% 10/15/07                                       500,000           110,000
Time Warner Telecom, Inc.:
   10.125% 02/01/11                                       295,000           162,250
   9.750% 07/15/08                                        200,000           110,000
                                                                    ---------------
                                                                            877,400
                                                                    ---------------

WHOLESALE TRADE--0.3%
DURABLE GOODS--0.3%
Armkel LLC,
   9.500% 08/15/09                                        115,000           124,487
Playtex Products, Inc.,
   9.375% 06/01/11                                        300,000           327,000
                                                                    ---------------
                                                                            451,487
                                                                    ---------------
TOTAL CORPORATE FIXED INCOME BONDS &
   NOTES
   (cost of $58,838,323)                                                 53,912,214
                                                                    ---------------

FOREIGN GOVERNMENT & AGENCY
   OBLIGATIONS--33.0%
Euro Investment Bank,
   7.625% 12/07/07                              GBP       550,000   $     1,007,437
Government of Australia,
   6.250% 05/15/15                              AUD     1,525,000           924,153
Government of Canada,
   10.000% 06/01/08                             CAD     2,656,000         2,154,997
Government of Italy:
   5.250% 08/01/11                              ITL     2,330,000         2,632,944
   9.500% 02/01/06                                        860,000         1,070,295
Government of New Zealand:
   6.000% 11/15/11                              NZD     6,410,000         3,341,513
   6.500% 04/15/13                                        545,000           294,094
   8.000% 11/15/06                                      1,755,000           986,996
Government of Sweden:
   6.750% 05/05/14                              SEK    10,870,000         1,456,941
   10.250% 05/05/03                                     9,200,000         1,080,477
Kingdom of Norway:
   6.750% 01/15/07                              NOK    14,485,000         2,184,263
   6.000% 05/16/11                                     20,420,000         2,984,278
Poland Government Bond,
   8.500% 05/12/07                              PLN     7,730,000         2,238,092
Republic of Brazil:
   8.000% 04/15/14                              $       1,237,567           810,717
   14.500% 10/15/09                                       725,000           601,750
   11.000% 08/17/40                                       443,000           275,768
   12.000% 11/17/06                             EUR       370,000           299,551
Republic of Bulgaria,
   7.500% 01/15/13                                      1,978,000         2,181,156
Republic of Colombia:
   9.750% 04/09/11                              $         677,634           699,657
   10.000% 01/23/12                                       430,000           434,300
   11.375% 01/31/08                             EUR       255,000           269,959
Republic of Greece:
   8.900% 03/21/04                                        865,393           973,930
   8.800% 06/19/07                                        425,532           543,467
   8.600% 03/26/08                                        871,431         1,124,213
Republic of Hungary,
   8.500% 10/12/05                              HUF   200,000,000           912,399
Republic of Panama,
   10.750% 05/15/20                             $         665,000           741,475
Republic of South Africa:
   9.125% 05/19/09                                        340,000           405,450
   12.000% 02/28/05                             ZAR     4,345,000           515,375
   13.000% 08/31/10                                     8,525,000         1,108,586
Republic of Venezuela,
   9.250% 09/15/27                              $         753,000           512,040
Russian Federation:
   5.000% 03/31/30                                      1,710,000         1,350,900
   9.000% 03/25/04                              DEM     1,370,000           762,864
   11.000% 07/24/18                             $         445,000           531,998
   12.750% 06/24/28                                     1,505,000         1,994,125
Treasury Corp. of Victoria, Australia,
   7.500% 08/15/08                              AUD     2,805,000         1,757,321
United Kingdom,
   9.000% 07/12/11                              GBP       950,000         2,022,570

                      See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2002

                                                       PAR               VALUE
                                                -----------------   ---------------
United Mexican States:
   8.125% 12/30/19                              $         590,000   $       622,450
   8.300% 08/15/31                                        355,000           374,525
   11.000% 05/08/17                             ITL   610,000,000           411,491
   11.375% 09/15/16                             $         892,000         1,195,280
                                                                    ---------------
TOTAL FOREIGN GOVERNMENT & AGENCY
   OBLIGATIONS
   (Cost of $41,841,374)                                                 45,789,797
                                                                    ---------------

U.S. GOVERNMENT AGENCIES &
   OBLIGATIONS--24.8%
Federal Home Loan Mortgage Corp.,
   8.000% 10/01/26                                        442,644           477,918
                                                                    ---------------
Federal National Mortgage Association,
   6.500% TBA(f)                                        2,795,000         2,909,422
                                                                    ---------------
Government National Mortgage Association,
   8.000% 04/15/17                                        254,412           279,276
                                                                    ---------------
U.S. Treasury Bonds:
   8.750% 05/15/17                                      4,411,000         6,377,340
   10.375% 11/15/12                                     3,800,000         5,078,936
   11.625% 11/15/04                                     2,900,000         3,436,274
   12.000% 08/15/13                                     9,548,000        13,903,158
                                                                    ---------------
                                                                         28,795,708
                                                                    ---------------
U.S. Treasury Notes,
   6.500% 10/15/06                                      1,730,000         1,987,068
                                                                    ---------------
TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
   (cost of $32,842,927)                                                 34,449,392
                                                                    ---------------
TOTAL BONDS & NOTES
   (cost of $133,522,624)                                               134,151,403
                                                                    ---------------

                                                      SHARES             VALUE
                                                -----------------   ---------------
PREFERRED STOCKS--0.7%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES--0.7%
BROADCASTING--0.2%
Sinclair Broadcast Group, Inc.,
   11.625%                                                  2,000           215,000
                                                                    ---------------
CABLE--0.5%
CSC Holdings Ltd., PIK:
   11.125%                                                  4,482           419,068
   11.750%                                                  2,291           218,790
                                                                    ---------------
                                                                            637,858
                                                                    ---------------
COMMUNICATIONS--0.0
   Dobson Communication Corp.,
   12.250% PIK,                                                80            38,275
                                                                    ---------------
POLLUTION CONTROL--0.0%
Envirosource, Inc.
   7.250%                                                     500            23,148
                                                                    ---------------
TOTAL PREFERRED STOCKS
   (cost of $1,053,551)                                                     914,281
                                                                    ---------------

COMMON STOCKS--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES--0.0%
POLLUTION CONTROL--0.0%
Envirosource, Inc.                                          2,000   $           460
Fairlane Management Corp.(g)                                2,000                --
                                                                    ---------------
                                                                                460
                                                                    ---------------
TELECOMMUNICATIONS--0.0%
Price Communications Corp.                                      1                14
                                                                    ---------------
TOTAL COMMON STOCKS
   (cost of $64)                                                                474
                                                                    ---------------

                                                      UNITS
                                                -----------------
WARRANTS--0.0%(h)
RETAIL TRADE--0.0%
FOOD STORES--0.0%
Pathmark Stores, Inc.,
   expires 2/1/12                                           2,938             2,262
                                                                    ---------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction International, Inc.,
   expires 3/1/05                                             515                52
Ono Finance PLC:
   expires 2/15/11                                            150                 1
   expires 5/31/09                                            500                 1
                                                                    ---------------
                                                                                 54
                                                                    ---------------
COMMUNICATIONS--0.0%
UbiquiTel Operating Co.,
   expires 4/15/10(a)                                         225                56
                                                                    ---------------
TELECOMMUNICATIONS--0.0%
Carrier 1 International SA,
   expires 2/19/09(a)                                         235                 2
Horizon PCS, Inc.,
   expires 10/1/10(a)                                         315                --
Jazztel PLC,
   Expires 07/15/10                                            95                --
XM Satellite Radio Holdings, Inc.,
   expires 3/15/10(a)                                         150               113
                                                                    ---------------
                                                                                115
                                                                    ---------------
TRANSPORTATION--0.0%
QDI, Inc.,
   Expires 6/15/06(a)                                       1,021                --
                                                                    ---------------
TOTAL WARRANTS
   (cost of $467,107)                                                         2,487
                                                                    ---------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / December 31, 2002

                                                       PAR               VALUE
                                                -----------------   ---------------
SHORT-TERM OBLIGATION--3.0%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/02, due 1/02/03
   at 1.180%, collateralized
   by U.S. Treasury Bond
   maturing 2/15/20, market
   value $4,327,986 (repurchase
   proceeds $4,236,278)
   (cost of $4,236,000)                         $       4,236,000   $     4,236,000
                                                                    ---------------
TOTAL INVESTMENTS--100.3%
   (cost of $139,279,346)(i)                                            139,304,645
                                                                    ---------------
OTHER ASSETS & LIABILITIES, NET--(0.3)%                                    (482,874)
                                                                    ---------------
NET ASSETS--100.0%                                                  $   138,821,771
                                                                    ===============

NOTES TO INVESTMENT PORTFOLIO:
(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002 the value of these securities amounted to $3,661,329 or 2.6% of net assets.
(b)  Zero coupon bond.
(c) This issuer is in default of certain debt covenants. Income is not being fully accrued.
(d) As of December 31, 2002, the fund held certain securities that have filed for bankruptcy protection under Chapter 11, representing 0.5% of net assets.
(e) Stepped coupon bond currently accruing at zero. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing this rate.
(f)  Settlement of this security is on a delayed delivery basis.
(g) Represents fair value as determined in good faith under the direction of the Trustees.
(h)  Non-income producing.
(i) Cost for federal income tax purposes is $139,578,133. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales and amortization/accretion tax elections on fixed income securities.
As of December 31, 2002, the Fund had entered into the following forward currency contracts:

                        IN                      NET UNREALIZED
   CONTRACTS         EXCHANGE      SETTLEMENT   APPRECIATION/
  TO DELIVER            FOR           DATE      DEPRECIATION
----------------   -------------   ----------   --------------
CAD      746,000   US$   472,075    01/09/03    $        6,928
EUR    3,227,500   US$ 3,382,356    01/16/03          (108,717)
GBP      457,500   US$   735,506    01/16/03           (16,514)
NOK    8,438,000   US$ 1,213,971    01/16/03           (51,039)
SEK    6,530,000   US$   750,233    01/16/03           (23,482)
                                                --------------
                                                $     (192,824)
                                                ==============

 SUMMARY OF SECURITIES
       BY COUNTRY                            % OF TOTAL
      (UNAUDITED)              VALUE        INVESTMENTS
-----------------------    --------------   -----------
United States              $   95,926,201          68.9%
Norway                          5,168,541           3.7%
Russia                          4,639,887           3.3%
New Zealand                     4,622,603           3.3%
Italy                           3,703,239           2.7%
Australia                       2,681,474           1.9%
Greece                          2,641,610           1.9%
Mexico                          2,603,746           1.9%
Sweden                          2,537,418           1.8%
Poland                          2,238,092           1.6%
Bulgaria                        2,181,156           1.6%
Canada                          2,154,997           1.5%
South Africa                    2,029,411           1.5%
United Kingdom                  2,022,570           1.4%
Brazil                          1,987,786           1.4%
Hungary                           912,399           0.7%
Panama                            741,475           0.5%
Venezuela                         512,040           0.4%
                           --------------   -----------
                           $  139,304,645         100.0%
                           ==============   ===========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM            NAME
          -----------  ---------------------
             PIK       Payment-In-Kind
             AUD       Australian Dollars
             CAD       Canadian Dollars
             DEM       German Deutschemarks
             EUR       Euro Currency
             GBP       British Pounds
             HUF       Hungarian Forint
             ITL       Italian Lira
             NOK       Norwegian Krona
             NZD       New Zealand Dollars
             PLN       Polish Zloty
             ZAR       South African Rand
             SEK       Swedish Krona

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Colonial Strategic Income Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                                            $ 139,279,346
                                                                                -------------
Investments, at value                                                           $ 139,304,645
Cash                                                                                  325,452
Receivable for:
   Fund shares sold                                                                   167,587
   Interest                                                                         3,236,183
   Dividends                                                                           19,196
Deferred Trustees' compensation plan                                                    4,192
Other assets                                                                            3,113
                                                                                -------------
     TOTAL ASSETS                                                                 143,060,368
                                                                                -------------
LIABILITIES:
Payable to foreign custodian bank (cost of $461)                                          476
Net unrealized depreciation on foreign forward currency contracts                     192,824
Payable for:
   Investments purchased on a delayed delivery basis                                2,896,323
   Investments purchased                                                              664,590
   Expense reimbursement due to Distributor                                             4,977
   Fund shares repurchased                                                            332,511
   Management fee                                                                      73,260
   Transfer agent fee                                                                     625
   Pricing and bookkeeping fees                                                         5,097
   Audit fee                                                                           27,095
   Reports to shareholders                                                             30,025
Deferred Trustees' fee                                                                  4,192
Other liabilities                                                                       6,602
                                                                                -------------
     TOTAL LIABILITIES                                                              4,238,597
                                                                                -------------
NET ASSETS                                                                      $ 138,821,771
                                                                                =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                                 $ 169,746,179
Overdistributed net investment income                                              (1,605,285)
Accumulated net realized loss                                                     (29,190,076)
Net unrealized appreciation (depreciation) on:
   Investments                                                                         25,299
   Foreign currency translations                                                     (154,346)
                                                                                -------------
NET ASSETS                                                                      $ 138,821,771
                                                                                =============
CLASS A:
Net assets                                                                      $ 106,414,581
Shares outstanding                                                                 11,956,756
                                                                                =============
Net asset value per share                                                       $        8.90
                                                                                =============
CLASS B:
Net assets                                                                      $  32,407,190
Shares outstanding                                                                  3,644,878
                                                                                =============
Net asset value per share                                                       $        8.89
                                                                                =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial Strategic Income Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                       $     154,302
Interest                                                                           10,797,840
Dollar roll fee income                                                                 65,157
                                                                                -------------
   Total Investment Income (net of foreign taxes withheld of $67,596)              11,017,299
                                                                                -------------
EXPENSES:
Management fee                                                                        904,382
Distribution fee -- Class B                                                            64,933
Pricing and bookkeeping fees                                                           66,564
Transfer agent fee                                                                      7,500
Trustees' fee                                                                           9,495
Custody fee                                                                            40,182
Other expenses                                                                         31,452
                                                                                -------------
   Total Expenses                                                                   1,124,508
Fees reimbursed by Distributor -- Class B                                              (2,715)
Custody earnings credit                                                                (1,056)
                                                                                -------------
   Net Expenses                                                                     1,120,737
                                                                                -------------
Net Investment Income                                                               9,896,562
                                                                                -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                                     (7,380,722)
   Foreign currency transactions                                                   (1,102,743)
                                                                                -------------
     Net realized loss                                                             (8,483,465)
                                                                                -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                      9,723,210
   Foreign currency translations                                                     (125,772)
                                                                                -------------
     Net change in unrealized appreciation/depreciation                             9,597,438
                                                                                -------------
Net Gain                                                                            1,113,973
                                                                                -------------
Net Increase in Net Assets from Operations                                      $  11,010,535
                                                                                =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial Strategic Income Fund, Variable Series

                                                                                    YEAR ENDED DECEMBER 31,
                                                                                --------------    --------------
INCREASE (DECREASE) IN NET ASSETS:                                                   2002              2001
----------------------------------                                              --------------    --------------
OPERATIONS:
Net investment income                                                           $    9,896,562    $   12,286,462
Net realized loss on investments and foreign currency transactions                  (8,483,465)      (11,584,971)
Net change in unrealized appreciation/depreciation on investments and foreign
   currency translations                                                             9,597,438         4,582,688
                                                                                --------------    --------------
        Net Increase from Operations                                                11,010,535         5,284,179
                                                                                --------------    --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                          (8,337,510)      (10,506,698)
   Class B                                                                          (2,438,046)       (1,614,888)
Return of capital:
   Class A                                                                            (171,968)         (248,628)
   Class B                                                                             (50,287)          (38,214)
                                                                                --------------    --------------
Total Distributions Declared to Shareholders                                       (10,997,811)      (12,408,428)
                                                                                --------------    --------------
SHARE TRANSACTIONS:
CLASS A:
   Subscriptions                                                                     3,738,599         4,421,529
   Distributions reinvested                                                          8,509,478        10,755,326
   Redemptions                                                                     (29,202,076)      (29,988,980)
                                                                                --------------    --------------
        Net Decrease                                                               (16,953,999)      (14,812,125)
                                                                                --------------    --------------
CLASS B:
   Subscriptions                                                                    15,913,161        18,160,945
   Distributions reinvested                                                          2,488,333         1,653,102
   Redemptions                                                                      (5,160,875)       (2,562,947)
                                                                                --------------    --------------
        Net Increase                                                                13,240,619        17,251,100
                                                                                --------------    --------------
Net Increase (Decrease) from Share Transactions                                     (3,713,380)        2,438,975
                                                                                --------------    --------------
Total Decrease in Net Assets                                                        (3,700,656)       (4,685,274)
NET ASSETS:
Beginning of period                                                                142,522,427       147,207,701
                                                                                --------------    --------------
End of period (including overdistributed net investment income of $(1,605,285)
   and $(1,441,525), respectively)                                              $  138,821,771    $  142,522,427
                                                                                ==============    ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                       407,376           461,767
   Issued for distributions reinvested                                                 956,121         1,208,398
   Redemptions                                                                      (3,201,245)       (3,114,264)
                                                                                --------------    --------------
        Net Decrease                                                                (1,837,748)       (1,444,099)
                                                                                --------------    --------------
Class B:
   Subscriptions                                                                     1,749,903         1,889,796
   Issued for distributions reinvested                                                 279,902           186,160
   Redemptions                                                                        (572,003)         (269,371)
                                                                                --------------    --------------
        Net Increase                                                                 1,457,802         1,806,585
                                                                                --------------    --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek current income, consistent with prudent risk and maximum total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and the repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a

NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / December 31, 2002

mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high-grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. Premium is amortized against interest income with a corresponding decrease in the cost basis.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, deferral of losses from wash sales, discount accretion/premium amortization on debt securities, defaulted bonds, capital loss carryforwards and

NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / December 31, 2002

non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

  OVERDISTRIBUTED       ACCUMULATED
  NET INVESTMENT       NET REALIZED        PAID-IN
      INCOME               LOSS            CAPITAL
  ---------------      ------------     -------------
     $   715,234         $ (842,161)       $  126,927

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                 2002           2001
                             -------------  ------------
Distributions paid from:
   Ordinary income           $  10,775,556  $ 12,121,586
   Return of capital               222,255       286,842
                             -------------  ------------
                             $  10,997,811  $ 12,408,428
                             -------------  ------------

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       DEPRECIATION*
                       -------------
                        $   (427,834)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                      CAPITAL LOSS
    EXPIRATION                     CARRYFORWARD
    ----------                     ------------
       2006                        $    101,588
       2007                             844,603
       2008                           5,837,414
       2009                          11,079,118
       2010                          11,028,566
                                   ------------
                                   $ 28,891,289
                                   ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $75,183 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

NOTES TO FINANCIAL STATEMENTS
Colonial Strategic Income Fund, Variable Series / December 31, 2002

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1,056 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $82,754,354 and $86,627,111, respectively, of which $7,149,419 and $13,953,014, respectively, were U.S. Government Securities.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation      $    8,600,695
     Gross unrealized depreciation          (8,874,183)
                                        --------------
       Net unrealized depreciation      $     (273,488)
                                        ==============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Colonial Strategic Income Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------------
                                                            2002            2001            2000            1999          1998
                                                         -----------     -----------     -----------     -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $      8.92     $      9.43     $     10.44     $     11.08   $     11.15
                                                         -----------     -----------     -----------     -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                                       0.65            0.81(b)         0.97            0.95          0.91
Net realized and unrealized gain (loss) on investments
   and foreign currency                                         0.10           (0.46)(b)       (0.96)          (0.75)        (0.24)
                                                         -----------     -----------     -----------     -----------   -----------
     Total from Investment Operations                           0.75            0.35            0.01            0.20          0.67
                                                         -----------     -----------     -----------     -----------   -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.75)          (0.84)          (0.99)          (0.84)        (0.72)
In excess of net investment income                                --              --              --              --         (0.02)
Return of capital                                              (0.02)          (0.02)          (0.03)             --            --
                                                         -----------     -----------     -----------     -----------   -----------
   Total Distributions Declared to Shareholders                (0.77)          (0.86)          (1.02)          (0.84)        (0.74)
                                                         -----------     -----------     -----------     -----------   -----------
NET ASSET VALUE, END OF PERIOD                           $      8.90     $      8.92     $      9.43     $     10.44   $     11.08
                                                         ===========     ===========     ===========     ===========   ===========
Total return (c)(d)                                             8.41%           3.68%           0.16%           1.78%         6.03%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (e)                                                    0.76%           0.85%           0.76%           0.75%         0.78%
Net investment income (e)                                       7.16%           8.42%(b)        9.36%           8.57%         7.92%
Portfolio turnover rate                                           62%             62%             31%             35%           50%
Net assets, at end of period (000's)                     $   106,415     $   123,041     $   143,629     $   170,702   $   118,985

(a) Per share data was calcualted using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.03, increase net realized and unrealized gain/loss per share by $0.03 and decrease the ratio of net investment income to average net assets from 8.70% to 8.42%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial Strategic Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial Strategic Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

1.42% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2002

  Colonial U.S. Growth & Income Fund, Variable Series seeks long-term growth and income.

  As of January 21, 2003, Scott Schermerhorn became the sole portfolio manager of the fund. Mr. Schermerhorn is a senior vice president of Colonial Management Associates, Inc.

ANOTHER DIFFICULT YEAR FOR STOCKS
As the year began, an aggressive government stimulus package, combined with brisk consumer spending, helped stocks recover from their lows of the previous fall. By mid-year, however, both value and growth stocks headed down as investors responded to growing revelations of financial and accounting irregularities in a variety of Fortune 500 companies. Our investments in three of these companies, WorldCom, The Williams Companies and El Paso Corporation (0.4% of net assets) were the main reason for the fund's negative performance. Even though the markets moved higher in the fourth quarter of the calendar year, those positive returns were not enough to overcome the deficit created earlier in the year. We eliminated our positions in WorldCom and The Williams Companies prior to the end of the period.

HELP FROM TELECOMMUNICATIONS AND PHARMACEUTICALS
The telecommunications sector contributed to fund performance as many local providers returned to a slower growth strategy with greater emphasis on paying stable dividends. We increased our exposure to telecommunications companies at the end of the third quarter, and our positions in Verizon, Bell South and SBC (2.9%, 2.2% and 2.2% of net assets, respectively) all helped performance.

   We did well with health care and pharmaceutical stocks. Earnings at Merck (2.8% of net assets) were flat compared to the previous year, which was a good sign in a generally weak market for corporate profits. Overall, we reduced our position for the period, we are maintaining this holding because we believe the company has the potential to perform well. We also favored the energy sector, but we believe the companies we own would still have reasonable profit potential even if the price of oil settles at around $25 a barrel, which is what we expect it to do in the year ahead.

BACK TO BASICS
Based on our belief that consumers may substantially reduce their spending on non-essential items, we reduced our retail holdings. In the same spirit, we started a position in Safeway (2.4% of net assets), a well-managed, high quality grocery store chain that has the potential to fare well even if consumers pull back on spending. While we don't anticipate another lapse into recession, we believe that much of the spending fueled by mortgage refinancing and zero-percent vehicle loans is likely to fall off in the coming year.

MODEST RECOVERY EXPECTED NEXT YEAR
Looking forward to 2003, we expect a gradual economic recovery that may not be as robust as investors would like. We are focusing on undervalued sectors that we believe should appreciate over time, with a bias toward stocks that pay dividends. These companies may have an advantage in difficult markets: they can cut dividends if necessary to maintain their financial strength without having to resort to borrowing. Despite the economic uncertainty, we still believe that the greatest risk is not to be invested in the stock market.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Colonial U.S. Growth & Income Fund, Variable Series offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                      1-YEAR   5-YEAR   LIFE
-------------------------------------------------------------
Class A (7/5/94)                      -21.95    1.58    10.64
S&P 500 Index(1)                      -22.09   -0.58    10.28

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 7/5/94 - 12/31/02

Class A: $23,593

             CLASS A SHARES     S&P 500 Index
  7/5/94           $ 10,000          $ 10,000
 7/30/94           $ 10,260          $ 10,328
 8/31/94           $ 10,670          $ 10,750
 9/30/94           $ 10,460          $ 10,488
10/31/94           $ 10,631          $ 10,723
11/30/94           $ 10,251          $ 10,333
12/31/94           $ 10,441          $ 10,486
 1/31/95           $ 10,705          $ 10,757
 2/28/95           $ 11,132          $ 11,176
 3/31/95           $ 11,427          $ 11,505
 4/30/95           $ 11,661          $ 11,844
 5/31/95           $ 12,078          $ 12,316
 6/30/95           $ 12,342          $ 12,602
 7/31/95           $ 12,769          $ 13,019
 8/31/95           $ 12,718          $ 13,052
 9/30/95           $ 13,145          $ 13,602
10/31/95           $ 13,094          $ 13,553
11/30/95           $ 13,592          $ 14,147
12/31/95           $ 13,541          $ 14,420
 1/31/96           $ 13,903          $ 14,910
 2/29/96           $ 14,177          $ 15,049
 3/31/96           $ 14,253          $ 15,193
 4/30/96           $ 14,779          $ 15,417
 5/31/96           $ 15,130          $ 15,813
 6/30/96           $ 14,801          $ 15,873
 7/31/96           $ 14,089          $ 15,172
 8/31/96           $ 14,560          $ 15,492
 9/30/96           $ 15,272          $ 16,362
10/31/96           $ 15,655          $ 16,814
11/30/96           $ 16,773          $ 18,083
12/31/96           $ 16,498          $ 17,725
 1/31/97           $ 17,704          $ 18,831
 2/28/97           $ 17,692          $ 18,980
 3/31/97           $ 16,984          $ 18,202
 4/30/97           $ 17,889          $ 19,287
 5/31/97           $ 18,911          $ 20,465
 6/30/97           $ 19,629          $ 21,376
 7/31/97           $ 21,196          $ 23,075
 8/31/97           $ 20,465          $ 21,783
 9/30/97           $ 21,520          $ 22,975
10/31/97           $ 20,535          $ 22,207
11/30/97           $ 21,371          $ 23,235
12/31/97           $ 21,815          $ 23,635
 1/31/98           $ 22,055          $ 23,895
 2/28/98           $ 23,581          $ 25,618
 3/31/98           $ 24,772          $ 26,930
 4/30/98           $ 24,760          $ 27,204
 5/31/98           $ 24,143          $ 26,736
 6/30/98           $ 25,068          $ 27,822
 7/31/98           $ 24,572          $ 27,527
 8/31/98           $ 20,569          $ 23,549
 9/30/98           $ 21,519          $ 25,059
10/31/98           $ 23,355          $ 27,094
11/30/98           $ 24,775          $ 28,735
12/31/98           $ 26,209          $ 30,391
 1/31/99           $ 26,893          $ 31,661
 2/28/99           $ 25,820          $ 30,676
 3/31/99           $ 26,657          $ 31,903
 4/30/99           $ 27,395          $ 33,138
 5/31/99           $ 27,034          $ 32,356
 6/30/99           $ 28,610          $ 34,145
 7/31/99           $ 27,897          $ 33,083
 8/31/99           $ 27,590          $ 32,918
 9/30/99           $ 26,641          $ 32,016
10/31/99           $ 27,702          $ 34,043
11/30/99           $ 28,064          $ 34,734
12/31/99           $ 29,355          $ 36,776
 1/31/00           $ 27,773          $ 34,930
 2/29/00           $ 26,826          $ 34,270
 3/31/00           $ 29,474          $ 37,621
 4/30/00           $ 29,444          $ 36,489
 5/31/00           $ 29,297          $ 35,741
 6/30/00           $ 28,899          $ 36,620
 7/31/00           $ 29,107          $ 36,049
 8/31/00           $ 30,970          $ 38,287
 9/30/00           $ 30,248          $ 36,266
10/31/00           $ 30,463          $ 36,113
11/30/00           $ 28,991          $ 33,268
12/31/00           $ 30,418          $ 33,431
 1/31/01           $ 30,217          $ 34,617
 2/28/01           $ 30,018          $ 31,464
 3/31/01           $ 28,853          $ 29,472
 4/30/01           $ 29,369          $ 31,759
 5/31/01           $ 29,919          $ 31,972
 6/30/01           $ 29,219          $ 31,195
 7/31/01           $ 30,069          $ 30,889
 8/31/01           $ 29,885          $ 28,959
 9/30/01           $ 28,702          $ 26,622
10/31/01           $ 28,848          $ 27,130
11/30/01           $ 30,008          $ 29,211
12/31/01           $ 30,236          $ 29,468
 1/31/02           $ 29,731          $ 29,038
 2/28/02           $ 29,419          $ 28,478
 3/31/02           $ 30,781          $ 29,548
 4/30/02           $ 29,673          $ 27,758
 5/31/02           $ 29,634          $ 27,555
 6/30/02           $ 26,484          $ 25,593
 7/31/02           $ 24,307          $ 23,599
 8/31/02           $ 24,618          $ 23,753
 9/30/02           $ 21,078          $ 21,173
10/31/02           $ 22,887          $ 23,034
11/30/02           $ 24,638          $ 24,389
12/31/02           $ 23,593          $ 22,967

NET ASSET VALUE PER SHARE ($)          12/31/01   12/31/02
----------------------------------------------------------
Class A                                  15.55       11.97

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from June 30, 1994.

INVESTMENT PORTFOLIO
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2002

                                                      SHARES         VALUE
                                                    ---------    -------------
COMMON STOCKS--100.4%
CONSUMER DISCRETIONARY--11.8%
AUTOMOBILES & COMPONENTS--1.5%
AUTO PARTS & EQUIPMENT--1.5%
Delphi Automotive Systems Corp.                       269,400    $   2,168,670
                                                                 -------------
AUTOMOBILE MANUFACTURERS--0.0%
Ford Motor Co.                                             16              149
                                                                 -------------
CONSUMER DURABLES & APPAREL--1.0%
CONSUMER ELECTRONICS--1.0%
Matsushita Electric Industrial Co., Ltd.              147,300        1,414,080
                                                                 -------------
HOTELS, RESTAURANTS & LEISURE--2.1%
RESTAURANTS--2.1%
McDonald's Corp.                                      187,000        3,006,960
                                                                 -------------
MEDIA--5.4%
ADVERTISING--1.1%
Interpublic Group of Companies, Inc.                  104,300        1,468,544
                                                                 -------------
BROADCASTING & CABLE--1.8%
Comcast Corp., Special Class A(a)                     109,148        2,572,618
                                                                 -------------
MOVIES & ENTERTAINMENT--2.5%
AOL Time Warner, Inc.(a)                              101,400        1,328,340
News Corp., Ltd., ADR                                  81,100        2,128,875
                                                                 -------------
                                                                     3,457,215
                                                                 -------------
RETAILING--1.8%
SPECIALTY STORES--1.8%
Office Depot, Inc.(a)                                 172,000        2,538,720
                                                                 -------------
CONSUMER STAPLES--12.8%
FOOD & DRUG RETAILING--2.4%
FOOD RETAIL--2.4%
Safeway, Inc.(a)                                      146,100        3,412,896
                                                                 -------------
FOOD, BEVERAGES & TOBACCO--10.4%
AGRICULTURAL PRODUCTS--1.0%
Archer Daniels Midland Co.                            112,100        1,390,040
                                                                 -------------
PACKAGED FOODS--8.5%
ConAgra Foods, Inc.                                   189,600        4,741,896
Del Monte Foods Co.(a)                                 23,402          180,194
H.J. Heinz Co.                                         52,400        1,722,388
Sara Lee Corp.                                        238,300        5,364,133
                                                                 -------------
                                                                    12,008,611
                                                                 -------------
TOBACCO--0.9%
Philip Morris Companies, Inc.                          29,600        1,199,688
                                                                 -------------

ENERGY--12.1%
INTEGRATED OIL & GAS--9.3%
BP PLC, ADR                                            23,300          947,145
ChevronTexaco Corp.                                    18,400        1,223,232
ConocoPhillips                                         63,800        3,087,282
Exxon Mobil Corp.                                      40,070        1,400,046
Marathon Oil Corp.                                    138,800        2,955,052
Royal Dutch Petroleum Co., -
   NY Shares                                           81,300        3,578,826
                                                                 -------------
                                                                    13,191,583
                                                                 -------------
OIL & GAS EQUIPMENT & SERVICES--1.6%
Halliburton Co.                                       119,500        2,235,845
                                                                 -------------
OIL & GAS EXPLORATION & PRODUCTS--1.2%
Anadarko Petroleum Corp.                              35,500     $   1,700,450
                                                                 -------------

FINANCIALS--21.2%
DIVERSIFIED FINANCIALS--7.8%
DIVERSIFIED FINANCIAL SERVICES--7.8%
Citigroup, Inc.                                       166,200        5,848,578
Freddie Mac                                            37,500        2,214,375
J.P. Morgan & Chase Co.                               121,200        2,908,800
                                                                 -------------
                                                                    10,971,753
                                                                 -------------
INSURANCE--13.4%
INSURANCE BROKERS--1.5%
AFLAC, Inc.                                            69,300        2,087,316
                                                                 -------------
LIFE & HEALTH INSURANCE--1.5%
Lincoln National Corp.                                 65,900        2,081,122
                                                                 -------------
MULTI-LINE INSURANCE--2.7%
American International Group, Inc.                     65,400        3,783,390
                                                                 -------------
PROPERTY & CASUALTY INSURANCE--7.7%
Berkshire Hathaway, Inc., Class A(a)                       90        6,547,500
Chubb Corp.                                            45,800        2,390,760
St. Paul Companies, Inc.                               56,000        1,906,800
                                                                 -------------
                                                                    10,845,060
                                                                 -------------

HEALTH CARE--9.0%
HEALTH CARE EQUIPMENT & SERVICES--3.8%
MANAGED HEALTH CARE--3.8%
Aetna, Inc.                                           130,100        5,349,712
                                                                 -------------
PHARMACEUTICALS & BIOTECHNOLOGY--5.2%
PHARMACEUTICALS--5.2%
Bristol-Myers Squibb Co.                               51,900        1,201,485
Merck & Co., Inc.                                      70,300        3,979,683
Wyeth                                                  58,200        2,176,680
                                                                 -------------
                                                                     7,357,848
                                                                 -------------

INDUSTRIALS--7.5%
CAPITAL GOODS--5.2%
AEROSPACE & DEFENSE--2.7%
Honeywell International, Inc.                          97,200        2,332,800
Raytheon Co.                                           48,700        1,497,525
                                                                 -------------
                                                                     3,830,325
                                                                 -------------
INDUSTRIAL CONGLOMERATES--1.5%
Textron, Inc.                                          49,100        2,110,809
                                                                 -------------
INDUSTRIAL MACHINERY--1.0%
Dover Corp.                                            49,700        1,449,252
                                                                 -------------
COMMERCIAL SERVICES & SUPPLIES--1.7%
ENVIRONMENTAL SERVICES--1.7%
Waste Management, Inc.                                104,100        2,385,972
                                                                 -------------
TRANSPORTATION--0.6%
AIRLINES--0.6%
AMR Corp.(a)                                          132,400          873,840
                                                                 -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2002

                                                      SHARES         VALUE
                                                    ---------    -------------
INFORMATION TECHNOLOGY--4.4%
SOFTWARE & SERVICES--1.5%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--1.5%
Electronic Data Systems Corp.                         118,200    $   2,178,426
                                                                 -------------
TECHNOLOGY HARDWARE & EQUIPMENT--2.9%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
Celestica, Inc.(a)                                     66,200          933,420
                                                                 -------------
OFFICE ELECTRONICS--1.5%
Xerox Corp.(a)                                        265,600        2,138,080
                                                                 -------------
TELECOMMUNICATIONS EQUIPMENT--0.7%
Motorola, Inc.                                        110,900          959,285
                                                                 -------------

MATERIALS--6.5%
CHEMICALS--1.3%
DIVERSIFIED CHEMICALS--1.3%
Akzo Nobel N.V.                                        57,900        1,846,431
                                                                 -------------
METALS & MINING--1.6%
GOLD--1.0%
Barrick Gold Corp.                                     93,800        1,445,458
                                                                 -------------
STEEL--0.6%
Nucor Corp.                                            22,000          908,600
                                                                 -------------
PAPER & FOREST PRODUCTS--3.6%
PAPER PRODUCTS--3.6%
Bowater, Inc.                                          29,000        1,216,550
Georgia-Pacific Corp.                                 141,500        2,286,640
International Paper Co.                                43,000        1,503,710
                                                                 -------------
                                                                     5,006,900
                                                                 -------------

TELECOMMUNICATION SERVICES--10.3%
DIVERSIFIED TELECOMMUNICATIONS SERVICES--10.3%
INTEGRATED TELECOMMUNICATIONS SERVICES--10.3%
AT&T Corp.                                             93,780        2,448,596
BellSouth Corp.                                       118,200        3,057,834
Deutsche Telekom AG, ADR                              146,150        1,856,105
SBC Communications, Inc.                              114,800        3,112,228
Verizon Communications, Inc.                          104,600        4,053,250
                                                                 -------------
                                                                    14,528,013
                                                                 -------------

UTILITIES--4.8%
ELECTRIC UTILITIES--2.9%
American Electric Power Co., Inc.                      27,400          748,842
PG&E Corp.(a)                                         152,700        2,122,530
TXU Corp.                                              61,500        1,148,820
                                                                 -------------
                                                                     4,020,192
                                                                 -------------
GAS UTILITIES--0.4%
El Paso Corp.                                          80,200          558,192
                                                                 -------------
MULTI-UTILITIES & UNREGULATED POWER-- 1.5%
Duke Energy Corp.(a)                                  111,100        2,170,894
                                                                 -------------
TOTAL COMMON STOCKS
   (cost of $161,162,154)                                          141,586,359
                                                                 -------------

                                                       PAR           VALUE
                                                    ---------    -------------

SHORT-TERM OBLIGATION--0.6%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at 1.180%,
   collateralized by U.S. Treasury
   Note maturing 02/15/12, market
   value $873,974 (repurchase
   proceeds $852,056)
   (cost of $852,000)                               $ 852,000    $     852,000
                                                                 -------------
TOTAL INVESTMENTS--101.0%
   (cost of $162,014,154)(b)                                       142,438,359
                                                                 -------------
OTHER ASSETS & LIABILITIES, NET--(1.0)%                             (1,347,373)
                                                                 -------------
NET ASSETS--100.0%                                               $ 141,090,986
                                                                 =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $162,391,512. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

            ACRONYM               NAME
              ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                          $ 162,014,154
                                                              -------------
Investments, at value                                         $ 142,438,359
Cash                                                                    230
Receivable for:
   Fund shares sold                                                   8,620
   Interest                                                              28
   Dividends                                                        250,899
Deferred Trustees' compensation plan                                  4,773
                                                              -------------
     TOTAL ASSETS                                               142,702,909
                                                              -------------
LIABILITIES:
Expense reimbursement due to Distributor                              3,811
Payable for:
   Investments purchased                                            146,324
   Fund shares repurchased                                        1,283,180
   Management fee                                                   100,314
   Transfer agent fee                                                   625
   Pricing and bookkeeping fees                                       4,690
   Audit fee                                                         26,695
   Reports to Shareholders                                           38,480
Deferred Trustees' fee                                                4,773
Other liabilities                                                     3,031
                                                              -------------
     TOTAL LIABILITIES                                            1,611,923
                                                              -------------
NET ASSETS                                                    $ 141,090,986
                                                              =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                               $ 189,708,864
Overdistributed net investment income                                (6,499)
Accumulated net realized loss                                   (29,035,584)
Net unrealized depreciation on investments                      (19,575,795)
                                                              -------------
NET ASSETS                                                    $ 141,090,986
                                                              =============
CLASS A:
Net assets                                                    $ 113,334,521
Shares outstanding                                                9,469,358
                                                              =============
Net asset value per share                                     $       11.97
                                                              =============
CLASS B:
Net assets                                                    $  27,756,465
Shares outstanding                                                2,323,412
                                                              =============
Net asset value per share                                     $       11.95
                                                              =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Colonial U.S. Growth & Income Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                               $   3,386,800
Interest                                                                       46,564
                                                                        -------------
   Total Investment Income (net of foreign taxes withheld of $42,710)       3,433,364
                                                                        -------------

EXPENSES:
Management fee                                                              1,398,399
Distribution fee--Class B                                                      71,044
Pricing and bookkeeping fees                                                   75,063
Transfer agent fee                                                              7,500
Trustees' fee                                                                  11,576
Custody fee                                                                    11,575
Other expenses                                                                 33,735
                                                                        -------------
   Total Expenses                                                           1,608,892
Fees reimbursed by Distributor--Class B                                       (36,414)
Custody earnings credit                                                           (62)
                                                                        -------------
   Net Expenses                                                             1,572,416
                                                                        -------------
Net Investment Income                                                       1,860,948
                                                                        -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                          (28,158,847)
Net change in unrealized appreciation/depreciation on investments         (19,133,885)
                                                                        -------------
Net Loss                                                                  (47,292,732)
                                                                        -------------
Net Decrease in Net Assets from Operations                              $ (45,431,784)
                                                                        =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Colonial U.S. Growth & Income Fund, Variable Series

                                                                                   YEAR ENDED DECEMBER 31,
                                                                               -----------------------------
                                                                                    2002           2001
                                                                               -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income                                                          $   1,860,948   $   1,846,337
Net realized gain (loss) on investments                                          (28,158,847)     11,413,678
Net change in unrealized appreciation/depreciation on investments                (19,133,885)    (14,659,660)
                                                                               -------------   -------------
        Net Decrease from Operations                                             (45,431,784)     (1,399,645)
                                                                               -------------   -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                       (1,556,810)     (1,618,150)
    Class B                                                                         (354,201)       (227,386)
From net realized gains:
    Class A                                                                             --       (24,552,219)
    Class B                                                                             --        (2,855,642)
Return of capital(a):
    Class A                                                                             --          (452,489)
    Class B                                                                             --           (57,896)
                                                                               -------------   -------------
    Total Distributions Declared to Shareholders                                  (1,911,011)    (29,763,782)
                                                                               -------------   -------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                   6,842,505      13,542,021
   Distributions reinvested                                                        1,556,810      26,622,858
   Redemptions                                                                   (35,673,636)    (35,076,818)
                                                                               -------------   -------------
        Net Increase (Decrease)                                                  (27,274,321)      5,088,061
                                                                               -------------   -------------
Class B:
   Subscriptions                                                                  13,543,954      21,941,596
   Distributions reinvested                                                          354,201       3,140,924
   Redemptions                                                                    (3,985,341)       (896,338)
                                                                               -------------   -------------
        Net Increase                                                               9,912,814      24,186,182
                                                                               -------------   -------------
Net Increase (Decrease) from Share Transactions                                  (17,361,507)     29,274,243
                                                                               -------------   -------------
Total Decrease in Net Assets                                                     (64,704,302)     (1,889,184)
NET ASSETS:
Beginning of period                                                              205,795,288     207,684,472
                                                                               -------------   -------------
End of period (including overdistributed net investment income of $(6,499)
   and and $(5,598), respectively)                                             $ 141,090,986   $ 205,795,288
                                                                               =============   =============

CHANGES IN SHARES:
Class A:
   Subscriptions                                                                     498,777         779,000
   Issued for distributions reinvested                                               131,377       1,699,584
   Redemptions                                                                    (2,737,362)     (2,033,991)
                                                                               -------------   -------------
        Net Increase (Decrease)                                                   (2,107,208)        444,593
                                                                               -------------   -------------
CLASS B:
   Subscriptions                                                                     950,359       1,273,453
   Issued for distributions reinvested                                                29,941         201,036
   Redemptions                                                                      (314,657)        (53,180)
                                                                               -------------   -------------
        Net Increase                                                                 665,643       1,421,309
                                                                               -------------   -------------

(a) Return of capital includes redesignation of $248,113 from distributions declared to shareholders from net investment income.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Colonial U.S. Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTES TO FINANCIAL STATEMENTS
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2002

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

  OVERDISTRIBUTED       ACCUMULATED
  NET INVESTMENT       NET REALIZED           PAID-IN
      INCOME               LOSS               CAPITAL
  ---------------      ------------          ----------
     $ 49,162              $ 1               $ (49,163)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                    2002           2001
                                -----------    ------------
Distributions paid from:
   Ordinary income              $ 1,911,011    $  9,202,843
   Long-term capital gains               --      20,050,554
                                -----------    ------------
                                  1,911,011      29,253,397
   Return of capital                     --         510,385
                                -----------    ------------
                                $ 1,911,011    $ 29,763,782
                                ===========    ============

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       DEPRECIATION*
                       -------------
                       $ (19,953,153)

* The difference between book-basis unrealized depreciation is attributable primarily to tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2010                              $ 28,492,336

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $165,890 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the first $1 billion of the Fund's average daily net assets and 0.70% in excess of $1 billion. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This

NOTES TO FINANCIAL STATEMENTS
Colonial U.S. Growth & Income Fund, Variable Series / December 31, 2002

arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $62 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $118,640,138 and $126,559,505, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation       $   7,770,012
     Gross unrealized depreciation         (27,723,165)
                                         -------------
       Net unrealized depreciation         (19,953,153)
                                         =============

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the year ended December 31, 2002, the Fund used AlphaTrade Inc. and Fleet Securities, Inc., both wholly-owned subsidiaries of Colonial, as brokers. Total commissions paid to AlphaTrade Inc. and Fleet Securities, Inc. during the year were $19,051 and $670, respectively.

FINANCIAL HIGHLIGHTS
Colonial U.S. Growth & Income Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------------
                                                                 2002         2001          2000         1999         1998
                                                              ---------    ---------     ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD                          $   15.55    $   18.27     $   19.85    $   18.79    $   16.29
                                                              ---------    ---------     ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                           0.15         0.16          0.17         0.14         0.16
Net realized and unrealized gain (loss) on investments            (3.56)       (0.35)         0.54         2.07         3.12
                                                              ---------    ---------     ---------    ---------    ---------
     Total from Investment Operations                             (3.41)       (0.19)         0.71         2.21         3.28
                                                              ---------    ---------     ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                        (0.17)       (0.15)        (0.17)       (0.11)       (0.12)
In excess of net investment income                                   --           --            --(b)        --           --
From net realized gains                                              --        (2.34)        (2.12)       (1.04)       (0.64)
In excess of net realized gains                                      --           --            --           --        (0.02)
Return of capital                                                    --        (0.04)           --           --           --
                                                              ---------    ---------     ---------    ---------    ---------
     Total Distributions Declared to Shareholders                 (0.17)       (2.53)        (2.29)       (1.15)       (0.78)
                                                              ---------    ---------     ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                                $   11.97    $   15.55     $   18.27    $   19.85    $   18.79
                                                              =========    =========     =========    =========    =========

Total return(c)(d)                                               (21.95)%      (0.60)%        3.60%       12.00%       20.15%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(e)                                                        0.88%        0.96%         0.88%        0.88%        0.90%
Net investment income(e)                                           1.08%        0.92%         0.85%        0.69%        0.88%
Portfolio turnover rate                                              69%          53%          120%         101%          64%
Net assets, end of period (000's)                             $ 113,335    $ 180,053     $ 203,366    $ 212,355    $ 146,239

(a) Per share was calculated using average shares outstanding the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Colonial U.S. Growth and Income Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Colonial U.S. Growth and Income Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2002

 Crabbe Huson Real Estate Investment Fund, Variable Series seeks to provide growth of capital and current income

 John E. Maack Jr. is the fund's portfolio manager. Mr. Maack has managed various funds for Crabbe Huson Group, Inc. since 1988.

Real estate securities demonstrated their diversification benefits for equity investors during 2002, although the second half of the year proved to be much more challenging for property companies than the first half. For the 12-month period that ended December 31, 2002, the NAREIT Equity Index returned 3.81%, as compared to the S&P 500 Index, which declined 22.09%.(1)

CONSERVATIVE POSTURE, SECTOR WEIGHTINGS HURT RETURNS
When the year began we did not believe that REITs were likely to outperform the stock market for a third consecutive year. Declining job growth (a leading indicator of the health of the nation's property markets), rising vacancies and, in some cases, flat to declining rental rate growth suggested to us that the real estate cycle was about to reverse direction.

   However, REITs continued to attract capital during the first half of the year, as investors sought higher-yielding alternatives to stocks and fixed-income investments. Inflows of new capital helped send REIT prices higher, and the asset class on the whole performed well. This environment was not well suited to your fund's value-oriented, contrarian management style, which seeks to acquire stocks at a significant discount to their intrinsic worth. As a result of our market expectations, we positioned the portfolio conservatively going into the year. We underweighted the hospitality sector, which we believed would suffer if corporate-travel budgets were sharply reduced, and the consumer-oriented retail sector, which we felt could underperform if consumer demand weakened. We also held a larger-than-average cash position. And, we missed out on the sharp rebound in lodging and retail REITs that occurred in the first quarter. Although our selection of securities within these sectors performed well, we were significantly underweight compared to the fund's benchmark and peer group. This underweighting, combined with the fund's large cash position, resulted in overall underperformance for the quarter and, consequently, for the year.

SECOND HALF OF YEAR TOUGHER FOR REIT STOCKS, BETTER FOR FUND
During the second half of the year, however, our predictions for a correction in the property markets proved correct, and REITs gave back most of their previous six-month gains. Our conservative positioning benefited the fund during this period, helping us outperform the NAREIT Equity Index in the third and fourth quarters. As REIT prices declined during the second half of the year, we took advantage of much cheaper prices and shifted assets into non-REIT real-estate-related investments, including Martin Marietta, a roofing materials supplier; and Lafarge, a diversified manufacturer of cement building products (1.7% and 2.2% of net assets, respectively). Characterized by increased market volatility and negative investor sentiment, the second half of the year proved to be more hospitable to our investment approach.

OUTLOOK IS CAUTIOUSLY POSITIVE FOR 2003
Prospects for economic recovery, even if markets are choppy, look generally positive for 2003. An improved business climate would be good for REITs. However, we believe there are two reasons to maintain a generally conservative posture. First, we are concerned about some companies' abilities to maintain their dividends after an extended period of increasing vacancy and flat rental growth. Second, the Bush administration's proposal to eliminate double taxation of corporate dividends could have a negative impact on the demand for REIT shares. We continue to focus our investments on higher-quality REITs and real estate operating companies that can maintain adequate dividend coverage in what appears to be a gradually improving but not yet robust economic recovery.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in the fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions. The fund may be affected be stock market fluctuations that occur in response to economic and business developments.

Holdings are disclosed as of December 31, 2002 and are subject to change.

(1) The definition of the NAREIT Equity Index is on the next page. The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely-held, large-capitalization US stocks.

PERFORMANCE INFORMATION
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                             1-YEAR       LIFE
--------------------------------------------------------------
Class A(1) (6/1/00)                            0.72       4.17
NAREIT Equity Index(2)                         3.81       8.48

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 6/1/99(3) - 12/31/02

Class A: $11,575

           CLASS A SHARES  NAREIT EQUITY INDEX
  6/1/1999       $ 10,000             $ 10,000
 6/30/1999       $  9,590             $  9,838
 7/31/1999       $  9,420             $  9,525
 8/31/1999       $  9,140             $  9,404
 9/30/1999       $  8,890             $  9,047
10/31/1999       $  8,730             $  8,824
11/30/1999       $  8,570             $  8,680
12/31/1999       $  8,620             $  8,956
 1/31/2000       $  8,713             $  8,985
 2/29/2000       $  8,682             $  8,878
 3/31/2000       $  8,837             $  9,170
 4/30/2000       $  9,323             $  9,787
 5/31/2000       $  9,282             $  9,882
 6/30/2000       $  9,520             $ 10,136
 7/31/2000       $ 10,088             $ 11,022
 8/31/2000       $  9,995             $ 10,575
 9/30/2000       $ 10,016             $ 10,911
10/31/2000       $  9,509             $ 10,439
11/30/2000       $  9,386             $ 10,572
12/31/2000       $ 10,029             $ 11,317
 1/31/2001       $ 10,335             $ 11,434
 2/28/2001       $ 10,073             $ 11,251
 3/31/2001       $ 10,204             $ 11,361
 4/30/2001       $ 10,488             $ 11,632
 5/31/2001       $ 10,728             $ 11,914
 6/30/2001       $ 11,361             $ 12,612
 7/31/2001       $ 11,219             $ 12,361
 8/31/2001       $ 11,480             $ 12,813
 9/30/2001       $ 10,979             $ 12,281
10/31/2001       $ 10,651             $ 11,930
11/30/2001       $ 11,153             $ 12,586
12/31/2001       $ 11,494             $ 12,893
 1/31/2002       $ 11,276             $ 12,919
 2/28/2002       $ 11,402             $ 13,168
 3/31/2002       $ 12,091             $ 13,959
 4/30/2002       $ 12,057             $ 14,077
 5/31/2002       $ 12,230             $ 14,267
 6/30/2002       $ 12,447             $ 14,657
 7/31/2002       $ 11,966             $ 13,890
 8/31/2002       $ 12,011             $ 13,862
 9/30/2002       $ 11,482             $ 13,330
10/31/2002       $ 11,023             $ 12,689
11/30/2002       $ 11,528             $ 13,287
12/31/2002       $ 11,575             $ 13,385

NET ASSET VALUE PER SHARE ($)               12/31/01  12/31/02
Class A                                       10.01     9.40

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The NAREIT Equity Index is an unmanaged index that tracks the performance of all equity real estate investment trusts (REITs) that trade on the New York Stock Exchange, the American Stock Exchange, and the Nasdaq. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class A share (newer class shares) performance information includes returns of the fund's class B shares (the older existing fund class) for periods prior to the inception of the newer class shares. These class B share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class B shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of newer class shares would be higher.

(2) Index performance is from May 31, 1999.

(3) Inception date of class B shares, which is the oldest existing share class.

INVESTMENT PORTFOLIO
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2002

                                                       SHARES          VALUE
                                                     ------------   ------------
COMMON STOCKS--87.4%
CONSUMER DISCRETIONARY--2.1%
HOTELS, RESTAURANTS & LEISURE--2.1%
HOTELS, RESORTS & CRUISE LINES--2.1%
Startwood Hotels & Resorts
   Worldwide, Inc.                                          3,800   $     90,212
                                                                    ------------

FINANCIALS--78.9%
REAL ESTATE INVESTMENT TRUST--78.9%
APARTMENTS--20.2%
Archstone Communities Trust                                 8,300        195,382
Arden Realty, Inc.                                          2,200         48,730
Avalonbay Communities, Inc.                                 2,400         93,936
BRE Properties, Inc., Class A                               1,400         43,680
Camden Property Trust                                       1,200         39,600
CarAmerica Realty Corp.                                     2,100         52,605
Equity Residential Properties Trust                         9,100        223,678
Essex Property Trust, Inc.                                  1,100         55,935
Gables Residential Trust                                      800         19,944
HRPT Properties Trust                                       4,100         33,784
United Dominion Realty Trust, Inc.                          3,300         53,988
                                                                    ------------
                                                                         861,262
                                                                    ------------
DIVERSIFIED--5.7%
Cousins Properties, Inc.                                    2,700         66,690
Glenborough Realty Trust, Inc.                              2,300         40,986
Washington Real Estate
   Investment Trust                                         1,400         35,700
Weingarten Realty Investors                                 2,700         99,522
                                                                    ------------
                                                                         242,898
                                                                    ------------
HOTELS--4.1%
Hospitality Properties Trust                                2,700         95,040
Host Marriott Corp.                                         9,100         80,535
                                                                    ------------
                                                                         175,575
                                                                    ------------
INDUSTRIAL--7.0%
AMB Property Corp.                                          3,300         90,288
CenterPoint Properties Corp.                                  600         34,290
First Industrial Realty Trust, Inc.                         1,500         42,000
Prologis Trust                                              5,200        130,780
                                                                    ------------
                                                                         297,358
                                                                    ------------
MANUFACTURED HOMES--0.8%
Chateau Communities, Inc.                                   1,600         36,800
                                                                    ------------
MIXED--5.7%
Duke-Weeks Realty Corp                                      3,900         99,255
Kilroy Realty Corp.                                         1,300         29,965
Liberty Property Trust                                      2,200         70,268
Reckson Associates Realty Corp.                             2,000         42,100
                                                                    ------------
                                                                         241,588
                                                                    ------------
OFFICE--13.7%
Boston Properties, Inc.                                     3,100        114,266
Equity Office Properties Trust                             13,340        333,233
Highwoods Properties, Inc.                                  1,700         37,570
Mack-Cali Realty Corp.                                      1,700         51,510
Prentiss Properties Trust                                   1,700         48,076
                                                                    ------------
                                                                         584,655
                                                                    ------------
REGIONAL MALLS--9.8%
Simon Property Group, Inc.                                  5,600   $    190,792
Taubman Centers, Inc.                                       1,500         24,345
The Rouse Co.                                               2,500         79,250
Vornado Realty Trust                                        3,300        122,760
                                                                    ------------
                                                                         417,147
                                                                    ------------
SELF STORAGE--2.0%
Shurgard Storage Centers, Inc.                              1,400         43,876
Sovran Self Storage, Inc.                                   1,500         42,540
                                                                    ------------
                                                                          86,416
                                                                    ------------
STRIP CENTERS--6.2%
Kimco Realty Corp.                                          3,600        110,304
New Plan Realty Trust                                       2,300         43,907
Regency Centers Corp.                                       3,400        110,160
                                                                    ------------
                                                                         264,371
                                                                    ------------
TRIPLE NET LEASE--3.7%
Capital Automotive Real Estate
   Investment Trust                                         2,200         52,140
Commercial Net Lease Realty                                 7,000        107,310
                                                                    ------------
                                                                         159,450
                                                                    ------------

HEALTH CARE--2.5%
HEALTH CARE FACILITIES--2.5%
Sunrise Assisted Living, Inc. (a)                           4,200        104,538
                                                                    ------------

MATERIALS--3.9%
CONSTRUCTION MATERIALS--3.9%
Lafarge North America, Inc.                                 2,800         91,980
Martin Marietta Materials, Inc.                             2,400         73,584
                                                                    ------------
                                                                         165,564
                                                                    ------------

TOTAL COMMON STOCKS
   (cost of $3,505,810)                                                3,727,834
                                                                    ------------

                                                         PAR
                                                     ------------
SHORT-TERM OBLIGATION--13.1%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03 at 1.180%,
   collateralized by U.S. Treasury Note
   maturing 01/15/09, market value
   $575,575 (repurchase proceeds
   $561,037)
   (cost of $561,000)                                $    561,000        561,000
                                                                    ------------
TOTAL INVESTMENTS--100.5%
   (cost of $4,066,810) (b)                                            4,288,834
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--(0.5)%                                  (21,199)
                                                                    ------------
Net Assets--100.0%                                                  $  4,267,635
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for federal income tax purposes is $4,025,680. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to investments in real estate investment trusts.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost (includes short-term obligation)                    $  4,066,810
                                                                         ------------
Investments, at value                                                    $  3,727,834
Short-term obligation                                                         561,000
Cash                                                                              356
Receivable for:
   Interest                                                                        18
   Dividends                                                                   23,836
Deferred Trustees' compensation plan                                            1,418
                                                                         ------------
     TOTAL ASSETS                                                           4,314,462
                                                                         ------------

LIABILITIES:
Expense reimbursement due to Manager                                              331
Payable for:
   Fund shares repurchased                                                     13,054
   Management fee                                                               3,629
   Transfer agent fee                                                             625
   Pricing and bookkeeping fees                                                   925
   Audit fee                                                                   20,500
   Reports to Shareholders                                                      4,882
Deferred Trustees' fee                                                          1,418
Other liabilities                                                               1,463
                                                                         ------------
     TOTAL LIABILITIES                                                         46,827
                                                                         ------------
NET ASSETS                                                               $  4,267,635
                                                                         ============

COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $  4,006,546
Undistributed net investment income                                            39,065
Net unrealized appreciation on investments                                    222,024
                                                                         ------------
NET ASSETS                                                               $  4,267,635
                                                                         ============

CLASS A:
Net assets                                                               $      1,250
Shares outstanding                                                                133
                                                                         ============
Net asset value per share                                                $       9.40
                                                                         ============

CLASS B:
Net assets                                                               $  4,266,385
Shares outstanding                                                            455,301
                                                                         ============
Net asset value per share                                                $       9.37
                                                                         ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Crabbe Huson Real Estate Investment Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                $    261,970
Interest                                                                        6,865
                                                                         ------------
   Total Investment Income (net of foreign taxes withheld of $85)             268,835
                                                                         ------------

EXPENSES:
Management fee                                                                 45,586
Distribution fee--Class B                                                      11,393
Pricing and bookkeeping fees                                                   10,835
Transfer agent fee                                                              7,500
Trustees' fee                                                                   5,282
Custody fee                                                                     2,295
Audit fee                                                                      18,975
Other expenses                                                                  4,330
                                                                         ------------
   Total Expenses                                                             106,196
Fees and expenses reimbursed by Manager                                       (40,095)
Custody earnings credit                                                           (16)
                                                                         ------------
   Net Expenses                                                                66,085
                                                                         ------------
Net Investment Income                                                         202,750
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                              130,876
Net change in unrealized appreciation/depreciation on investments            (305,522)
                                                                         ------------
Net Loss                                                                     (174,646)
                                                                         ------------
Net Increase in Net Assets from Operations                               $     28,104
                                                                         ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Crabbe Huson Real Estate Investment Fund, Variable Series

                                                                       YEAR ENDED DECEMBER 31,
                                                                    ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                      2002            2001
----------------------------------                                  ------------    ------------
OPERATIONS:
Net investment income                                               $    202,750    $    228,301
Net realized gain (loss) on investments                                  130,876        (117,479)
Net change in unrealized appreciation/depreciation on investments       (305,522)        534,733
                                                                    ------------    ------------
        Net Increase from Operations                                      28,104         645,555
                                                                    ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                  (63)            (42)
    Class B                                                             (204,964)       (159,182)
From net realized gains:
    Class A                                                                  (20)             --
    Class B                                                              (71,353)             --
Return of capital:
    Class A                                                                   --             (19)
    Class B                                                                   --         (70,936)
                                                                    ------------    ------------
    Total Distributions Declared to Shareholders                        (276,400)       (230,179)
                                                                    ------------    ------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                   83              61
                                                                    ------------    ------------
        Net Increase                                                          83              61
                                                                    ------------    ------------
Class B:
   Subscriptions                                                          49,371       1,020,155
   Distributions reinvested                                              276,317         230,118
   Redemptions                                                          (553,041)     (1,075,083)
                                                                    ------------    ------------
        Net Increase (Decrease)                                         (227,353)        175,190
                                                                    ------------    ------------
Net Increase (Decrease) from Share Transactions                         (227,270)        175,251
                                                                    ------------    ------------
Total Increase (Decrease) in Net Assets                                 (475,566)        590,627
NET ASSETS:
Beginning of period                                                    4,743,201       4,152,574
                                                                    ------------    ------------
End of period (including undistributed net investment income
   of $39,065 and $33,188, respectively)                            $  4,267,635    $  4,743,201
                                                                    ============    ============
CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested                                         9               6
                                                                    ------------    ------------
        Net Increase                                                           9               6
                                                                    ------------    ------------
Class B:
   Subscriptions                                                           4,886         108,294
   Issued for distributions reinvested                                    29,711          23,197
   Redemptions                                                           (54,587)       (108,681)
                                                                    ------------    ------------
        Net Increase (Decrease)                                          (19,990)         22,810
                                                                    ------------    ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Crabbe Huson Real Estate Investment Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to provide growth of capital and current income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Crabbe Huson Group, Inc. ("Crabbe Huson"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Crabbe Huson and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTES TO FINANCIAL STATEMENTS
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2002

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for real estate investment trusts and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

   UNDISTRIBUTED
  NET INVESTMENT      ACCUMULATED NET
      INCOME           REALIZED LOSS      PAID-IN CAPITAL
  --------------      ---------------     ---------------
     $ 8,154             $ 16,097           $ (24,251)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                    2002          2001
                                -----------   -----------
Distributions paid from:
  Ordinary income               $   160,135   $   159,224
  Long-term captial gain            116,265            --
                                -----------   -----------
                                    276,400       159,224
  Return of capital                     --         70,955
                                -----------   -----------
                                $   276,400   $   230,179
                                ===========   ===========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       APPRECIATION*
                       -------------
                         $ 263,154

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to investments in real estate investment trusts.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Crabbe Huson a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

   Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.20% annually of the Fund's average daily net assets. This arrangement may be terminated or modified by the Manager at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $16 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $1,321,147 and $1,726,280, respectively.

NOTES TO FINANCIAL STATEMENTS
Crabbe Huson Real Estate Investment Fund, Variable Series / December 31, 2002

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation   $  425,513
     Gross unrealized depreciation     (162,359)
                                     ----------
       Net unrealized appreciation   $  263,154
                                     ==========

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. PROPOSED REORGANIZATION

   The Board of Trustees has approved a proposal to reorganize the Fund, subject to shareholder approval and the satisfaction of certain other conditions. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 19, 2003. If approved at the special meeting, the reorganization is proposed to take place on or around April 11, 2003.

FINANCIAL HIGHLIGHTS
Crabbe Huson Real Estate Investment Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                             PERIOD
                                                            YEAR ENDED DECEMBER 31,           ENDED
                                                         -----------------------------     DECEMBER 31,
                                                             2002             2001           2000 (a)
                                                         ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $      10.01     $       9.19     $       8.98
                                                         ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                        0.48             0.51             0.40
Net realized and unrealized gain (loss) on investments          (0.41)            0.83             0.32
                                                         ------------     ------------     ------------
       Total from Investment Operations                          0.07             1.34             0.72
                                                         ------------     ------------     ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.51)           (0.36)           (0.29)
In excess of net investment income                                 --               --            (0.12)
From net realized gains                                         (0.17)              --               --
Return of capital                                                  --            (0.16)           (0.10)
                                                         ------------     ------------     ------------
       Total Distributions Declared to Shareholders             (0.68)           (0.52)           (0.51)
                                                         ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD                           $       9.40     $      10.01     $       9.19
                                                         ============     ============     ============
Total return (c)(d)(e)                                           0.72%           14.61%            8.04%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses (g)                                                     1.20%            1.20%            1.20%(h)
Net investment income (g)                                        4.70%            5.14%            7.21%(h)
Waiver/reimbursement                                             0.88%            1.80%            1.66%(h)
Portfolio turnover rate                                            32%              35%              85%
Net assets, end of period (000's)                        $          1     $          1     $          1

(a) For the period from commencement of operations June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Crabbe Huson Real Estate Investment Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Crabbe Huson Real Estate Investment Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2002, the Fund designates long-term capital gains of $116,265

PORTFOLIO MANAGERS' DISCUSSION
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

   Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investments primarily in a diversified portfolio of equity securities.

   The fund's investment program is based upon Liberty Asset Management Company's (LAMCO) multi-manager concept. LAMCO allocates the fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers")--currently five in number. Each Portfolio Manager employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

   The fund's current Portfolio Managers are:

   - Boston Partners Asset Management, L.P.;
     INVESTMENT STYLE-VALUE
   - Oppenheimer Capital; INVESTMENT STYLE-VALUE
   - Mastrapasqua & Associates;
     INVESTMENT STYLE-GROWTH
   - Schneider Capital Management Corporation; and
     INVESTMENT STYLE-VALUE
   - TCW Investment Management Company.
     INVESTMENT STYLE-GROWTH

INVESTMENT APPROACH

Instead of relying on a single investment manager, LAMCO employs a multi-management approach to the portfolio.

   Because investment styles go in and out of favor, a style that produces strong returns one year may produce disappointing results the next. By contrast, a multi-management approach combines managers who practice different investment styles in an attempt to reduce volatility while providing attractive returns.

   Liberty All-Star Equity Fund, Variable Series is structured as a core investment, combining both growth and value style managers within the fund. Using our expertise, experience and state-of-the-art tools, we select managers for the fund and evaluate them on an ongoing basis. The investment managers LAMCO selects for the fund are distinguished by the following characteristics:

-  a consistent focus on a particular style of investing
-  a disciplined investment decision-making process
-  a record of success relative to their peers who practice the same strategy
- continuity among the investment professionals, so that those who have built the record remain the managers
-  a well-managed, highly responsive organization

   LAMCO performs all the due diligence, research, selection and monitoring that would be expected of a professional investment management firm. LAMCO adds value by selecting `best of breed' managers and replacing them when necessary.

NEGATIVE EVENTS OF 2002 SHATTER INVESTOR CONFIDENCE IN STOCKS

In 2002, the US equity markets experienced their third straight year of negative performance--the first time that has occurred since 1939-1941. After a flat first quarter, the broad market fell across all styles and capitalization ranges, as extremely negative domestic and geo-political events shattered investor confidence worldwide.

   The fund was not immune to these conditions, given the sharp decline in both value and growth stocks. A large portion of the fund's underperformance relative to the S&P 500 Index during the year was attributable to an overweight in technology and an underweight in consumer staples. Several of the fund's managers overweighted technology, an out-of-favor sector, because they believed that certain technology stocks had become attractively priced. Conversely, the managers believed that many consumer staples stocks had become expensive during the year, so the fund was underweight in this sector. Many consumer stocks were bid up by investors who considered them safer choices in a volatile market.

   Despite our underperformance in 2002, the fund's three-year performance period ended December 31, 2002 was better than both the Russell 3000 and S&P 500 Indexes. The fund's multi-managed structure during this extended period of extreme market volatility was the primary factor behind those positive relative comparisons.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue to commence.

The fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements. The fund has adopted certain investment policies in managing its portfolio that are designed to maintain the diversity of the fund's investment portfolio and reduce risk. The fund may not always achieve its investment objective. The fund's investment objective and non-fundamental investment policies may be changed without shareholder approval.

PERFORMANCE INFORMATION
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                  1-YEAR   5-YEAR  LIFE
--------------------------------------------------------
 Class A (11/17/97)               -26.13    -2.49  -2.28
 Russell 3000 Index(1)            -21.54    -0.71  -0.31
 S&P 500 Index(1)                 -22.09    -0.58  -0.24

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 11/17/97 - 12/31/02

Class A: $8,888

             CLASS A SHARES  RUSSELL 3000 INDEX   S&P 500 INDEX
11/17/1997         $ 10,000
11/30/1997         $ 10,000            $ 10,000        $ 10,000
12/31/1997         $ 10,080            $ 10,200        $ 10,172
 1/31/1998         $ 10,030            $ 10,253        $ 10,284
 2/28/1998         $ 10,900            $ 10,986        $ 11,025
 3/31/1998         $ 11,421            $ 11,531        $ 11,590
 4/30/1998         $ 11,522            $ 11,644        $ 11,708
 5/31/1998         $ 11,212            $ 11,356        $ 11,507
 6/30/1998         $ 11,462            $ 11,740        $ 11,974
 7/31/1998         $ 11,221            $ 11,527        $ 11,847
 8/31/1998         $  9,469            $  9,761        $ 10,135
 9/30/1998         $ 10,080            $ 10,426        $ 10,785
10/31/1998         $ 10,821            $ 11,218        $ 11,660
11/30/1998         $ 11,351            $ 11,904        $ 12,367
12/31/1998         $ 11,962            $ 12,661        $ 13,079
 1/31/1999         $ 11,982            $ 13,092        $ 13,626
 2/28/1999         $ 11,561            $ 12,628        $ 13,202
 3/31/1999         $ 11,963            $ 13,092        $ 13,730
 4/30/1999         $ 12,677            $ 13,682        $ 14,262
 5/31/1999         $ 12,496            $ 13,422        $ 13,925
 6/30/1999         $ 12,988            $ 14,100        $ 14,695
 7/31/1999         $ 12,456            $ 13,673        $ 14,238
 8/31/1999         $ 12,073            $ 13,517        $ 14,167
 9/30/1999         $ 11,782            $ 13,171        $ 13,779
10/31/1999         $ 12,275            $ 13,997        $ 14,651
11/30/1999         $ 12,395            $ 14,389        $ 14,949
12/31/1999         $ 12,976            $ 15,307        $ 15,828
 1/31/2000         $ 12,550            $ 14,707        $ 15,033
 2/29/2000         $ 12,404            $ 14,844        $ 14,749
 3/31/2000         $ 13,653            $ 16,006        $ 16,191
 4/30/2000         $ 13,466            $ 15,442        $ 15,704
 5/31/2000         $ 13,497            $ 15,009        $ 15,382
 6/30/2000         $ 13,570            $ 15,453        $ 15,760
 7/31/2000         $ 13,445            $ 15,179        $ 15,515
 8/31/2000         $ 14,371            $ 16,306        $ 16,478
 9/30/2000         $ 14,064            $ 15,567        $ 15,608
10/31/2000         $ 14,285            $ 15,346        $ 15,542
11/30/2000         $ 13,170            $ 13,931        $ 14,318
12/31/2000         $ 13,800            $ 14,165        $ 14,388
 1/31/2001         $ 14,000            $ 14,649        $ 14,899
 2/28/2001         $ 12,879            $ 13,310        $ 13,541
 3/31/2001         $ 12,024            $ 12,443        $ 12,684
 4/30/2001         $ 12,989            $ 13,441        $ 13,668
 5/31/2001         $ 13,067            $ 13,548        $ 13,760
 6/30/2001         $ 12,834            $ 13,299        $ 13,426
 7/31/2001         $ 12,534            $ 13,079        $ 13,294
 8/31/2001         $ 11,746            $ 12,308        $ 12,463
 9/30/2001         $ 10,427            $ 11,222        $ 11,457
10/31/2001         $ 10,871            $ 11,484        $ 11,676
11/30/2001         $ 11,884            $ 12,368        $ 12,572
12/31/2001         $ 12,031            $ 12,542        $ 12,682
 1/31/2002         $ 11,792            $ 12,385        $ 12,497
 2/28/2002         $ 11,358            $ 12,133        $ 12,256
 3/31/2002         $ 11,997            $ 12,664        $ 12,717
 4/30/2002         $ 11,358            $ 11,999        $ 11,946
 5/31/2002         $ 11,084            $ 11,860        $ 11,859
 6/30/2002         $ 10,011            $ 11,006        $ 11,015
 7/31/2002         $  9,075            $ 10,131        $ 10,157
 8/31/2002         $  9,087            $ 10,179        $ 10,223
 9/30/2002         $  8,048            $  9,109        $  9,112
10/31/2002         $  8,779            $  9,834        $  9,913
11/30/2002         $  9,612            $ 10,429        $ 10,496
12/31/2002         $  8,888            $  9,842        $  9,880

NET ASSET VALUE PER SHARE ($)          12/31/01   12/31/02
----------------------------------------------------------
Class A                                 10.54       7.77

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 3000 Index is an unmanaged index that tracks the performance of the 3,000 largest US companies based on total market capitalization. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from November 30, 1997.

INVESTMENT PORTFOLIO
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

                                                       SHARES          VALUE
                                                     ------------   ------------
COMMON STOCKS--97.7%
CONSUMER DISCRETIONARY--15.6%
AUTOMOBILES & COMPONENTS--0.8%
AUTO PARTS & EQUIPMENT--0.4%
Visteon Corp.                                              18,800   $    130,848
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.4%
Ford Motor Co.                                             16,300        151,590
                                                                    ------------
CONSUMER DURABLES & APPAREL--2.0%
APPAREL & ACCESSORIES--0.7%
Liz Claiborne, Inc.                                         8,100        240,165
                                                                    ------------
HOMEBUILDING--0.5%
Clayton Homes, Inc.                                        12,900        157,122
                                                                    ------------
LEISURE PRODUCTS--0.4%
Brunswick Corp.                                             1,900         37,734
Mattel, Inc.                                                5,000         95,750
                                                                    ------------
                                                                         133,484
                                                                    ------------
PHOTOGRAPHIC PRODUCTS--0.4%
Eastman Kodak Co.                                           4,000        140,160
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--3.4%
CASINOS & GAMING--0.7%
Mandalay Resort Group(a)                                    7,800        238,758
                                                                    ------------
HOTELS--1.8%
Carnival Corp.                                             18,600        464,070
Starwood Hotels & Resorts
   Worldwide, Inc.                                          6,800        161,432
                                                                    ------------
                                                                         625,502
                                                                    ------------
RESTAURANTS--0.9%
Brinker International, Inc.(a)                              2,600         83,850
McDonald's Corp.                                           14,000        225,120
                                                                    ------------
                                                                         308,970
                                                                    ------------
MEDIA--4.2%
BROADCASTING & CABLE--2.6%
Clear Channel Communications,
   Inc.(a)                                                  6,000        223,740
Fox Entertainment Group, Inc.(a)                            5,000        129,650
Liberty Media Corp., Class A(a)                            46,461        415,361
Scripps Co. (E.W.)                                          1,600        123,120
                                                                    ------------
                                                                         891,871
                                                                    ------------
MOVIES & ENTERTAINMENT--1.2%
AOL Time Warner, Inc.(a)                                   10,000        131,000
Pixar, Inc.(a)                                              5,000        264,950
                                                                    ------------
                                                                         395,950
                                                                    ------------
PUBLISHING & PRINTING--0.4%
Gannett Co., Inc.                                           1,700        122,060
                                                                    ------------
RETAILING--5.2%
APPAREL RETAIL--0.4%
Abercrombie & Fitch Co.(a)                                  7,300        149,358
                                                                    ------------
DEPARTMENT STORES--2.2%
Federated Department
   Stores, Inc.(a)                                          7,100        204,196
J.C. Penney Co., Inc.                                      17,550        403,825
May Department Stores Co.                                   6,000        137,880
                                                                    ------------
                                                                         745,901
                                                                    ------------
GENERAL MERCHANDISE STORES--1.4%
Dollar General Corp.                                       10,000   $    119,500
Target Corp.                                                4,800        144,000
Wal-Mart Stores, Inc.                                       4,200        212,142
                                                                    ------------
                                                                         475,642
                                                                    ------------
HOME IMPROVEMENT RETAIL--0.3%
The Home Depot, Inc.                                        5,000        119,800
                                                                    ------------
INTERNET RETAIL--0.8%
Amazon.Com, Inc.(a)                                         6,600        124,674
eBay, Inc.(a)                                               2,100        142,422
                                                                    ------------
                                                                         267,096
                                                                    ------------
SPECIALTY STORES--0.1%
Toys R Us, Inc.(a)                                          4,300         43,000
                                                                    ------------

CONSUMER STAPLES--4.4%
FOOD & DRUG RETAILING--1.3%
DRUG RETAIL--0.6%

CVS Corp.                                                   8,000        199,760
                                                                    ------------
FOOD RETAIL--0.7%
Kroger Co.(a)                                              15,000        231,750
                                                                    ------------
FOOD, BEVERAGES & TOBACCO--1.7%
AGRICULTURAL PRODUCTS--0.7%
Archer Daniels Midland Co.                                 19,700        244,280
                                                                    ------------
TOBACCO--1.0%
UST, Inc.                                                  10,200        340,986
                                                                    ------------
HOUSEHOLD & PERSONAL PRODUCTS--1.4%
PERSONAL PRODUCTS--1.4%
Avon Products, Inc.                                         6,000        323,220
Gillette Co.                                                5,000        151,800
                                                                    ------------
                                                                         475,020
                                                                    ------------

ENERGY--5.9%
INTEGRATED OIL & GAS--1.5%
ChevronTexaco Corp.                                         7,600        505,248
                                                                    ------------
OIL & GAS DRILLING--1.7%
Nabors Industries, Inc.(a)                                  8,600        303,322
Patterson-UTI Energy, Inc.(a)                               3,800        114,646
Transocean, Inc.                                            7,300        169,360
                                                                    ------------
                                                                         587,328
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTION--2.2%
Burlington Resources, Inc.                                  6,100        260,165
Canadian Natural Resources
   Ltd                                                      5,600        166,152
Kerr-McGee Corp.                                            7,500        332,250
                                                                    ------------
                                                                         758,567
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.5%
Valero Energy Corp.                                         4,400        162,536
                                                                    ------------

FINANCIALS--21.5%
BANKS--1.9%
FleetBoston Financial Corp.                                12,000        291,600

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

                                                       SHARES          VALUE
                                                     ------------   ------------
Wells Fargo & Co.                                           7,800   $    365,586
                                                                    ------------
                                                                         657,186
                                                                    ------------
DIVERSIFIED FINANCIALS--9.9%
CONSUMER FINANCE--2.6%
AmeriCredit Corp.(a)                                       18,700        144,738
Countrywide Credit Industries,
   Inc.                                                    14,250        736,013
                                                                    ------------
                                                                         880,751
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--7.2%
Charles Schwab Corp.                                       19,750        214,287
Citigroup, Inc.                                            19,099        672,094
Freddie Mac                                                17,450      1,030,422
J.P. Morgan Chase & Co.                                     8,700        208,800
Merrill Lynch & Co., Inc.                                   5,500        208,725
Morgan Stanley                                              3,000        119,760
                                                                    ------------
                                                                       2,454,088
                                                                    ------------
MULTI-SECTOR HOLDINGS--0.1%
iShares Russell 1000
   Value Index Fund                                           800         36,840
                                                                    ------------
INSURANCE--9.5%
INSURANCE BROKERS--0.4%
AON Corp.                                                   7,500        141,675
                                                                    ------------
LIFE & HEALTH INSURANCE--1.9%
AFLAC, Inc.                                                17,200        518,064
UnumProvident Corp.                                         7,000        122,780
                                                                    ------------
                                                                         640,844
                                                                    ------------
MULTI-LINE INSURANCE--2.0%
American Financial Group, Inc.                              1,100         25,377
American International Group,
   Inc.                                                    10,581        612,111
Loews Corp.                                                 1,400         62,244
                                                                    ------------
                                                                         699,732
                                                                    ------------
PROPERTY & CASUALTY INSURANCE--5.2%
ACE Ltd.                                                   10,000        293,400
Allstate Corp.                                              7,600        281,124
The Progressive Corp.                                      13,960        692,835
Travelers Property Casualty
   Corp.                                                    8,700        127,455
XL Capital Ltd., Class A                                    5,000        386,250
                                                                    ------------
                                                                       1,781,064
                                                                    ------------
REAL ESTATE--0.2%
REAL ESTATE MANAGEMENT & DEVELOPMENT--0.2%
The St. Joe Co.                                             2,700         81,000
                                                                    ------------

HEALTH CARE--13.0%

HEALTH CARE EQUIPMENT & SERVICES--2.2%
HEALTH CARE DISTRIBUTORS & SERVICES--0.1%
Quest Diagnostic, Inc.                                        900         51,210
                                                                    ------------
HEALTH CARE EQUIPMENT--0.6%
Applera Corp. - Applied
   Biosystems  Group                                        3,700         64,898
Biomet, Inc.                                                5,200        149,032
                                                                    ------------
                                                                         213,930
                                                                    ------------
HEALTH CARE FACILITIES--0.3%
Tenet Healthcare Corp.(a)                                   5,900   $     96,760
                                                                    ------------
HEALTH CARE SUPPLIES--0.4%
Alcon, Inc.(a)                                              3,900        153,855
                                                                    ------------
MANAGED HEALTH CARE--0.8%
Aetna, Inc.                                                 6,250        257,000
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY--10.8%
BIOTECHNOLOGY--5.2%
Amgen, Inc.(a)                                             10,100        488,234
Biogen, Inc.(a)                                             7,300        292,438
Genentech, Inc.(a)                                         12,470        413,505
Genzyme Corp.(a)                                            7,400        218,818
IDEC Pharmaceuticals Corp.(a)                               3,000         99,510
Invitrogen Corp.(a)                                         3,000         93,870
MedImmune, Inc.(a)                                          6,560        178,235
                                                                    ------------
                                                                       1,784,610
                                                                    ------------
PHARMACEUTICALS--5.6%

Biovail Corp.(a)                                            5,000        132,050
Bristol-Myers Squibb Co.                                    8,000        185,200
Eli Lilly & Co.                                             4,400        279,400
King Pharmaceuticals, Inc.(a)                               9,300        159,867
Pfizer, Inc.                                                4,500        137,565
Pharmacia Corp.                                             9,300        388,740
Schering-Plough Corp.                                       5,000        111,000
Shire Pharmaceuticals PLC                                   6,700        126,563
Wyeth                                                      10,500        392,700
                                                                    ------------
                                                                       1,913,085
                                                                    ------------

INDUSTRIALS--7.9%
CAPITAL GOODS--5.1%
AEROSPACE & DEFENSE--1.5%
Boeing Co.                                                  7,000        230,930
General Dynamics Corp.                                        800         63,496
L-3 communications Holdings,
   Inc. (a)                                                 3,100        139,221
Lockheed Martin Corp.                                       1,600         92,400
                                                                    ------------
                                                                         526,047
                                                                    ------------
BUILDING PRODUCTS--0.1%

York International Corp.                                      800         20,456
                                                                    ------------
CONSTRUCTION & FARM MACHINERY--1.1%
Deere & Co.                                                   700         32,095
PACCAR, Inc.                                                7,800        359,814
                                                                    ------------
                                                                         391,909
                                                                    ------------
INDUSTRIAL CONGLOMERATES--2.4%
3M Co.                                                      3,000        369,900
General Electric Co.                                        6,200        150,970
Tyco International Ltd.                                    18,200        310,856
                                                                    ------------
                                                                         831,726
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--0.7%
DATA PROCESSING SERVICES--0.7%
Paychex, Inc.                                               7,980        222,642
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

                                                       SHARES          VALUE
                                                     ------------   ------------
TRANSPORTATION--2.1%
AIR FREIGHT & LOGISTICS--0.4%
Expeditors International
   Washington, Inc.                                         4,500   $    146,925
                                                                    ------------
AIRLINES--0.6%
Southwest Airlines Co.                                     13,850        192,515
                                                                    ------------
RAILROADS--0.7%
CSX Corp.                                                   8,400        237,804
                                                                    ------------
TRUCKING--0.4%
Swift Transportation Co., Inc.(a)                           6,100        122,110
                                                                    ------------

INFORMATION TECHNOLOGY--22.1%
SOFTWARE & SERVICES--5.1%
APPLICATION SOFTWARE--0.9%

PeopleSoft, Inc.(a)                                         6,200        113,460
Siebel Systems, Inc.(a)                                    26,260        196,425
                                                                    ------------
                                                                         309,885
                                                                    ------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--0.3%
Electronic Data Systems Corp.                               4,700         86,621
                                                                    ------------
SYSTEMS SOFTWARE--3.9%
Microsoft Corp.(a)                                         19,505      1,008,409
Oracle Corp.(a)                                            23,300        251,640
VERITAS Software Corp.(a)                                   5,600         87,472
                                                                    ------------
                                                                       1,347,521
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT--17.0%
COMPUTER HARDWARE--2.9%
Dell Computer Corp.(a)                                     17,700        473,298
Hewlett Packard Co.                                        19,300        335,048
Sun Microsystems, Inc.(a)                                  54,200        168,562
                                                                    ------------
                                                                         976,908
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS--1.4%
EMC Corp.(a)                                               31,100        190,954
Network Appliance, Inc.(a)                                 30,100        301,000
                                                                    ------------
                                                                         491,954
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
Agilent Technologies, Inc.(a)                              20,700        371,772
Arrow Electronics, Inc.(a)                                  5,600         71,624
Sanmina Corp.(a)                                           37,100        166,579
Symbol Technologies, Inc.                                   4,750         39,045
Waters Corp.(a)                                             6,000        130,680
                                                                    ------------
                                                                         779,700
                                                                    ------------
NETWORKING EQUIPMENT--2.0%
3Com Corp.(a)                                              43,800        202,794
Cisco Systems, Inc.(a)                                     37,900        496,490
                                                                    ------------
                                                                         699,284
                                                                    ------------
SEMICONDUCTOR EQUIPMENT--2.7%
Applied Materials, Inc.(a)                                 35,100        457,353
Novellus Systems, Inc.(a)                                   5,000        140,400
Teradyne, Inc.(a)                                          25,550        332,405
                                                                    ------------
                                                                         930,158
                                                                    ------------
SEMICONDUCTORS--4.5%
Analog Devices, Inc.(a)                                     5,000        119,350
Broadcom Corp., Class A(a)                                  7,100        106,926
Intel Corp.                                                22,700   $    353,439
Maxim Integrated Products,
   Inc. (a)                                                10,500        346,920
Micron Technology, Inc.(a)                                 27,450        267,363
Texas Instruments, Inc.                                     8,700        130,587
Xilinx, Inc.(a)                                             9,600        197,760
                                                                    ------------
                                                                       1,522,345
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT--1.2%
Nokia OYJ, ADR                                              7,800        120,900
QUALCOMM, Inc.(a)                                           8,300        302,037
                                                                    ------------
                                                                         422,937
                                                                    ------------

MATERIALS--4.1%
CHEMICALS--2.0%
COMMODITY CHEMICALS--1.0%
Tate & Lyle PLC, ADR                                       16,700        338,753
                                                                    ------------
DIVERSIFIED CHEMICALS--0.1%
Dow Chemical Co.                                            1,400         41,580
                                                                    ------------
FERTILIZER & AGRICULTURAL CHEMICALS--0.7%
IMC Global, Inc.                                           21,850        233,140
Monsanto Co.                                                  682         13,128
                                                                    ------------
                                                                         246,268
                                                                    ------------
SPECIALTY CHEMICALS--0.2%
International Flavors &
   Fragrances, Inc.                                         2,000         70,200
                                                                    ------------
CONTAINERS & PACKAGING--0.8%
PAPER PACKAGING--0.8%
Smurfit-Stone Container Corp.(a)                           17,700        272,421
                                                                    ------------
METALS & MINING--1.3%
ALUMINUM--0.8%
Alcan, Inc.                                                 4,800        141,696
Alcoa, Inc.                                                 5,000        113,900
                                                                    ------------
                                                                         255,596
                                                                    ------------
DIVERSIFIED METALS & MINING--0.5%

CONSOL Energy, Inc.                                         4,500         77,760
Freeport-McMoRan Copper &
   Gold, Inc.(a)                                            6,300        105,714
                                                                    ------------
                                                                         183,474
                                                                    ------------
STEEL--0.0%
Nucor Corp.                                                   300         12,390
                                                                    ------------
TELECOMMUNICATION SERVICES--1.9%
INTEGRATED TELECOMMUNICATION SERVICES--1.6%
Alltel Corp.                                                5,200        265,200
Sprint Corp. (FON Group)                                    5,000         72,400
Verizon Communications, Inc.                                5,000        193,750
                                                                    ------------
                                                                         531,350
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
AT&T Wireless Services, Inc.(a)                            19,500        110,175
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

                                                       SHARES          VALUE
                                                     ------------   ------------
UTILITIES--1.3%
ELECTRIC UTILITIES--1.2%
Edison International(a)                                     2,700   $     31,995
FirstEnergy Corp.                                           6,500        214,305
PG&E Corp.(a)                                              11,200        155,680
                                                                    ------------
                                                                         401,980
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER--0.1%
Duke Energy Corp.                                           2,600         50,804
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $44,559,357)                                              33,460,820
                                                                    ------------

                                                        PAR
                                                     ------------
CONVERTIBLE BONDS--0.5%
INDUSTRIALS--0.3%
METAL & MINING--0.3%
Freeport-McMoRan Copper &
   Gold, Inc.,
   8.250%, 01/31/2006                                $     76,000        107,825
                                                                    ------------

INFORMATION TECHNOLOGY--0.2%
SOFTWARE & SERVICES--0.0%
APPLICATION SOFTWARE--0.0%
MicroStrategy, Inc.,
   7.500%, 06/24/2007                                       2,900          1,160
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT--0.2%
SEMICONDUCTOR--0.1%
Amkor Technology, Inc.,
   5.750%, 06/1/2006                                       37,000         21,183
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT--0.1%
Corning, Inc.,
   3.500%, 11/1/2008                                       51,000         35,190
                                                                    ------------

UTILITIES--0.0%
GAS UTILITIES--0.0%
El Paso Corp.,(b)
   02/28/2021                                              28,000          8,680
                                                                    ------------
TOTAL CONVERTIBLE BONDS
   (cost of $193,445)                                                    174,038
                                                                    ------------

                                                        SHARES
                                                     ------------
PREFERRED STOCK--0.3%
MEDIA--0.3%
MOVIES & ENTERTAINMENT--0.3%
News Corp. Ltd., ADR
(cost of $161,823)                                          5,000        113,250
                                                                    ------------

                                                         PAR           VALUE
                                                     ------------   ------------
SHORT-TERM OBLIGATION--2.9%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at 1.180%,
   collateralized by U.S. Treasury
   Notes and Student Loan
   Marketing Association Note
   with various maturities to 2028,
   market value $1,017,346
   (repurchase proceeds $984,065)
   (cost of $984,000)                                $    984,000   $    984,000
                                                                    ------------
TOTAL INVESTMENTS--101.4%
   (cost of $45,898,625)(c)                                           34,732,108
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--(1.4)%                                 (482,275)
                                                                    ------------
NET ASSETS--100.0%                                                  $ 34,249,833
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Zero-coupon bond.
(c) Cost for federal income tax purposes is $46,772,539. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

            ACRONYM                NAME
            -------                ----
              ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty All-Star Equity Fund, Variable Series/December 31, 2002

ASSETS:
Investments, at cost                                                     $ 45,898,625
                                                                         ------------
Investments, at value                                                    $ 34,732,108
Cash                                                                           18,603
Receivable for:
   Investments sold                                                           165,625
   Fund shares sold                                                               298
   Interest                                                                     3,147
   Dividends                                                                   38,796
Deferred Trustees' compensation plan                                            3,019
                                                                         ------------
     TOTAL ASSETS                                                          34,961,596
                                                                         ------------
LIABILITIES:
Expense reimbursement due to Manager/Distributor                               49,168
Payable for:
   Investments purchased                                                      152,404
   Fund shares repurchased                                                    442,907
   Management fee                                                              25,791
   Transfer agent fee                                                             625
   Pricing and bookkeeping fees                                                   845
   Trustees' fee                                                                  502
   Audit fee                                                                   20,395
Deferred Trustees' fee                                                          3,019
Other liabilities                                                              16,107
                                                                         ------------
     TOTAL LIABILITIES                                                        711,763
                                                                         ------------
NET ASSETS                                                               $ 34,249,833
                                                                         ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $ 51,438,851
Overdistributed net investment income                                          (3,895)
Accumulated net realized loss                                              (6,018,601)
Net unrealized depreciation on:
   Investments                                                            (11,166,517)
   Foreign currency translations                                                   (5)
                                                                         ------------
Net Assets                                                               $ 34,249,833
                                                                         ============
CLASS A:
Net assets                                                               $ 31,338,681
Shares outstanding                                                          4,030,868
                                                                         ============
Net asset value per share                                                $       7.77
                                                                         ============
CLASS B:
Net assets                                                               $  2,911,152
Shares outstanding                                                            374,264
                                                                         ------------
Net asset value per share                                                $       7.78
                                                                         ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty All-Star Equity Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                               $     474,314
Interest                                                                       29,597
                                                                        -------------
   Total Investment Income (net of foreign taxes withheld of $2,091)          503,911
                                                                        -------------
EXPENSES:
Management fee                                                                352,871
Distribution fee--Class B                                                       9,143
Pricing and bookkeeping fees                                                   17,536
Transfer agent fee                                                              7,500
Trustees' fee                                                                   7,906
Custody fee                                                                    45,772
Other expenses                                                                 26,871
                                                                        -------------
   Total Expenses                                                             467,599
Fees and expenses waived or reimbursed by Manager                             (17,866)
Fees reimbursed by Distributor--Class B                                        (9,143)
Custody earnings credit                                                          (259)
                                                                        -------------
   Net Expenses                                                               440,331
                                                                        -------------
Net Investment Income                                                          63,580
                                                                        -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on investments                                           (4,338,083)
                                                                        -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                             (9,538,013)
   Foreign currency translations                                                   (5)
                                                                        -------------
     Net change in unrealized appreciation/depreciation                    (9,538,018)
                                                                        -------------
Net Loss                                                                  (13,876,101)
                                                                        -------------
Net Decrease in Net Assets from Operations                              $ (13,812,521)
                                                                        =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

                                                                      YEAR ENDED DECEMBER 31,
                                                                 ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                    2002            2001
----------------------------------                               -------------    -------------
OPERATIONS:
Net investment income                                            $      63,580    $     159,795
Net realized loss on investments                                    (4,338,083)      (1,039,281)
Net change in unrealized appreciation/depreciation
   on investments and foreign currency translations                 (9,538,018)      (8,197,092)
                                                                 -------------    -------------
        Net Decrease from Operations                               (13,812,521)      (9,076,578)
                                                                 -------------    -------------
Distributions Declared to Shareholders:
From net investment income:
    Class A                                                            (65,711)        (150,621)
    Class B                                                             (6,028)         (12,430)
From net realized gains:
    Class A                                                                 --       (1,159,442)
    Class B                                                                 --          (92,581)
                                                                 -------------    -------------
Total Distributions Declared to Shareholders                           (71,739)      (1,415,074)
                                                                 -------------    -------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                     1,891,429        6,121,638
   Distributions reinvested                                             65,711        1,310,063
   Redemptions                                                     (10,155,230)     (14,572,125)
                                                                 -------------    -------------
        Net Decrease                                                (8,198,090)      (7,140,424)
                                                                 -------------    -------------
Class B:
   Subscriptions                                                       665,510        3,318,243
   Distributions reinvested                                              6,028          105,011
   Redemptions                                                        (965,793)      (1,140,788)
                                                                 -------------    -------------
        Net Increase (Decrease)                                       (294,255)       2,282,466
                                                                 -------------    -------------
Net Decrease from Share Transactions                                (8,492,345)      (4,857,958)
                                                                 -------------    -------------
Total Decrease in Net Assets                                       (22,376,605)     (15,349,610)
NET ASSETS:
Beginning of period                                                 56,626,438       71,976,048
                                                                 -------------    -------------
End of period (including overdistributed net investment income
   of $(3,895) and $(3,468), respectively)                       $  34,249,833    $  56,626,438
                                                                 =============    =============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                       233,321          582,000
   Issued for distributions reinvested                                   8,478          140,937
   Redemptions                                                      (1,168,100)      (1,337,848)
                                                                 -------------    -------------
        Net Decrease                                                  (926,301)        (614,911)
                                                                 -------------    -------------
Class B:
   Subscriptions                                                        70,849          290,783
   Issued for distributions reinvested                                     777           11,303
   Redemptions                                                        (113,272)        (105,700)
                                                                 -------------    -------------
        Net Increase (Decrease)                                        (41,646)         196,386
                                                                 -------------    -------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty All-Star Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek total investment return, comprised of long-term capital appreciation and current income, through investments primarily in a diversified portfolio of equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management, sub-advisory and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Liberty Asset Management Company ("LAMCO"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, LAMCO and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

NOTES TO FINANCIAL STATEMENTS
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

  OVERDISTRIBUTED       ACCUMULATED
  NET INVESTMENT        NET REALIZED         PAID-IN
      INCOME                LOSS             CAPITAL
  ---------------       ------------         -------
      $ 7,732               $ 490            $ (8,222)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                2002         2001
                             ----------   ----------
Distributions paid from:
   Ordinary income           $   71,739   $  853,363
   Long-term capital gains           --      561,711
                             ----------   ----------
                             $   71,739   $1,415,074
                             ==========   ==========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                   UNREALIZED
                                  DEPRECIATION*
                                 --------------
                                 $ (12,040,436)

 * The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2009                              $    524,787
       2010                                 3,157,493
                                         ------------
                                         $  3,682,280

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $1,462,407 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays LAMCO a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the annual net asset based fee rate was 0.014%. The Fund also pays out-of-pocket costs for pricing services.

NOTES TO FINANCIAL STATEMENTS
Liberty All-Star Equity Fund, Variable Series / December 31, 2002

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $259 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $36,458,670 and $44,800,388, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation       $   2,346,404
     Gross unrealized depreciation         (14,386,835)
                                         -------------
       Net unrealized depreciation       $ (12,040,431)
                                         =============

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

   For the year ended December 31, 2002, the Fund used Fleet Securities Inc., a wholly-owned subsidiary of Colonial, as a broker. Total commissions paid to Fleet Securities Inc. during the year were $1,514.

FINANCIAL HIGHLIGHTS
Liberty All-Star Equity Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                  YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------------
                                                            2002           2001           2000           1999         1998
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    10.54     $    12.43     $    12.47     $    11.90     $    10.07
                                                         ----------     ----------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                       0.01           0.03           0.05           0.06           0.06
Net realized and unrealized gain (loss) on investments
   and foreign currency                                       (2.76)         (1.66)          0.75           0.94           1.82
                                                         ----------     ----------     ----------     ----------     ----------
     Total from Investment Operations                         (2.75)         (1.63)          0.80           1.00           1.88
                                                         ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.02)         (0.03)         (0.05)         (0.05)         (0.05)
From net realized gains                                          --          (0.23)         (0.79)         (0.38)            --
                                                         ----------     ----------     ----------     ----------     ----------
     Total Distributions Declared to Shareholders             (0.02)         (0.26)         (0.84)         (0.43)         (0.05)
                                                         ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE, END OF PERIOD                           $     7.77     $    10.54     $    12.43     $    12.47     $    11.90
                                                         ==========     ==========     ==========     ==========     ==========
Total return(b)(c)(d)                                        (26.13)%       (12.81)%         6.35%          8.47%         18.67%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(e)                                                    1.00%          1.00%          0.98%          0.95%          1.00%
Net investment income(e)                                       0.14%          0.26%          0.37%          0.47%          0.54%
Waiver/reimbursement                                           0.04%            --           0.02%            --           0.04%
Portfolio turnover rate                                          84%            62%            97%            75%            70%
Net assets, end of period (000's)                        $   31,339     $   52,245     $   69,249     $   80,095     $   44,870

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty All-Star Equity Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty All-Star Equity Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2002

   Liberty Newport Japan Opportunities Fund, Variable Series seeks capital appreciation.

   The fund's portfolio managers are David Smith and Jamie Chui. Mr. Smith is a senior vice president of Newport Fund Management, Inc. (Newport) and its immediate parent, Newport Pacific Management, Inc. Ms. Chui is a vice president of Newport and Newport Pacific.

Investors in Japan faced a challenging investment environment during the fiscal year. Japan not only struggled with problems that have plagued the country for more than a decade--bad bank loans and the absence of meaningful government reform--but the country was also affected by the worldwide economic slowdown. Japan's economy is highly dependent on exports, particularly to the United States where economic growth was weak. In this environment, many Japanese companies downgraded their earnings estimates and offered little information as to when their earnings might pick up. On the political front, the Japanese government announced a number of tough reform measures, but these tended to become embroiled in politics. However, the actual reforms ended up as watered down versions of the original proposals because of political maneuvering and have not been effective.

THE FUND BENEFITED FROM GOOD STOCK SELECTION
In general, we favored companies with solid financial profiles and good prospects for earnings growth. Although our primary focus is on selecting individual stocks, several themes ran through the portfolio for the year. For example, we invested in several companies that were restructuring to cut costs. Many of these companies had little revenue growth, but their cost-cutting measures contributed to earnings. In this vein, we added to the fund's positions in Japan Telecom; KDDI, a diversified telecommunications company, Funai Electronics, a consumer electronics company; and Tokyo Gas (1.2%, 2.1%, 2.2% and 1.5% of net assets, respectively). The high level of restructuring activity within Japanese companies also resulted in an increase in merger and acquisition activity and we took advantage of that trend by investing in F.C.C. Company (1.2% of net assets), an auto parts company that benefited from consolidation in the industry. And, we invested in stocks that tend to do well in a poor economic environment, such as Kao (4.1% of net assets), a personal care products company that owns Biore and Jergens.

CONSUMER FINANCE COMPANIES HELD BACK RESULTS
We held a significant position in the consumer finance area during the period. Because it is difficult for Japanese consumers to obtain loans from banks, we believed consumer finance companies would fill a void and would be a good niche market. Over the fiscal year, weak loan demand, an increasing number of bankruptcies and loan defaults took their toll on consumer finance companies. As a result, the presence of these stocks in the portfolio detracted from performance, even though we reduced their positions. The fund's lack of exposure to commodity cyclical stocks also detracted from performance, as commodity stocks, such as those in the rubber, metals, oil and coal industries, had relatively strong performance during the period.

   Despite its internal difficulties, many high-quality Japanese companies continued to be competitive in the global market. Honda, Toyota and Canon (2.1%, 2.0% and 3.5% of net assets, respectively) are just some of the well-established Japanese companies that have been industry leaders and that we believe should do well in the future.

The Board of Trustees that oversees the fund has decided to terminate the fund. The effective date of termination for the fund will be February 21, 2003. If you have any questions about this termination, please contact your insurance company.

Economic and market conditions can frequently change. There is no assurance that the trends described in this report will continue or commence.

There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                         1-YEAR       LIFE
-----------------------------------------------------------
Class A (5/30/00)                        -13.44      -28.89
MSCI Japan Index(1)                      -10.28      -22.72

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/02

Class A: $4,133

             CLASS A SHARES    MSCI JAPAN INDEX
 5/30/2000         $ 10,000
 5/31/2000         $ 10,008            $ 10,000
 6/30/2000         $ 10,441            $ 10,687
 7/31/2000         $  9,033            $  9,456
 8/31/2000         $  9,916            $ 10,068
 9/30/2000         $  9,483            $  9,567
10/31/2000         $  8,225            $  9,012
11/30/2000         $  7,783            $  8,638
12/31/2000         $  7,033            $  8,113
 1/31/2001         $  6,950            $  8,017
 2/28/2001         $  6,191            $  7,656
 3/31/2001         $  6,042            $  7,428
 4/30/2001         $  6,408            $  7,933
 5/31/2001         $  6,583            $  7,914
 6/30/2001         $  6,066            $  7,442
 7/31/2001         $  5,475            $  6,888
 8/31/2001         $  5,191            $  6,716
 9/30/2001         $  4,891            $  6,088
10/31/2001         $  5,075            $  6,076
11/30/2001         $  5,108            $  6,142
12/31/2001         $  4,775            $  5,727
 1/31/2002         $  4,341            $  5,279
 2/28/2002         $  4,408            $  5,498
 3/31/2002         $  4,624            $  5,945
 4/30/2002         $  4,891            $  6,152
 5/31/2002         $  5,174            $  6,535
 6/30/2002         $  4,983            $  6,194
 7/31/2002         $  4,541            $  5,764
 8/31/2002         $  4,500            $  5,703
 9/30/2002         $  4,250            $  5,448
10/31/2002         $  4,083            $  5,069
11/30/2002         $  4,208            $  5,274
12/31/2002         $  4,133            $  5,138

NET ASSET VALUE PER SHARE ($)          12/31/01  12/31/02
---------------------------------------------------------
Class A                                  5.73      4.96

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) Japan Index is an unmanaged index that tracks the performance of Japanese stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2002

                                                       SHARES          VALUE
                                                     ------------   ------------
COMMON STOCKS--93.3%
CONSUMER DISCRETIONARY--17.9%
AUTOMOBILES & COMPONENTS--5.3%
AUTOMOBILE MANUFACTURERS--4.1%
Honda Motor Co., Ltd.                                         600   $     22,179
Toyota Motor Corp.                                            800         21,489
                                                                    ------------
                                                                          43,668
                                                                    ------------
AUTO PARTS & EQUIPMENT--1.2%
F.C.C. Co., Ltd.                                              600         12,681
                                                                    ------------
CONSUMER DURABLES & APPAREL--3.1%
CONSUMER ELECTRONICS--3.1%
Sony Corp.                                                    800         33,412
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--1.5%
RESTAURANTS--1.5%
Plenus Co., Ltd.                                              300         10,483
Saint Marc Co., Ltd.                                          200          5,355
                                                                    ------------
                                                                          15,838
                                                                    ------------
RETAILING--8.0%
APPAREL RETAIL--2.7%
Marui Co., Ltd.                                             1,000          9,784
Shimamura Co., Ltd.                                           300         19,097
                                                                    ------------
                                                                          28,881
                                                                    ------------
COMPUTER & ELECTRONICS RETAIL--3.6%
Yamada Denki Co., Ltd.                                      1,800         37,967
                                                                    ------------
GENERAL MERCHANDISE STORES--1.7%
Don Quijote Co., Ltd.                                         200         18,340
                                                                    ------------

CONSUMER STAPLES--12.6%
FOOD & DRUG RETAILING--8.5%
DRUG RETAIL--1.0%
Sugi Pharmacy Co., Ltd.                                       300         11,064
                                                                    ------------
FOOD RETAIL--7.5%
C Two-Network Co., Ltd.                                       600         12,706
Katokichi Co., Ltd.                                           900         13,489
Ito En, Ltd.                                                  400         13,540
Seven-Eleven Japan Co., Ltd.                                1,000         30,482
Yaoko Co., Ltd.                                               700          9,313
                                                                    ------------
                                                                          79,530
                                                                    ------------
HOUSEHOLD & PERSONAL PRODUCTS--4.1%
HOUSEHOLD PRODUCTS--4.1%
Kao Corp.                                                   2,000         43,870
                                                                    ------------

ENERGY--1.5%
OIL & GAS REFINING & MARKETING--1.5%
Tokyo Gas Co., Ltd.                                         5,000         15,662
                                                                    ------------

FINANCIALS--3.6%
DIVERSIFIED FINANCIALS--1.7%
CONSUMER FINANCE--1.7%
Aeon Credit Service Co., Ltd.                                 300         10,888
Aiful Corp.                                                   200          7,511
                                                                    ------------
                                                                          18,399
                                                                    ------------
REAL ESTATE--1.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT--1.9%
Leopalace 21 Corp.                                          1,000   $      4,446
Mitsubishi Estate Co.                                       2,000         15,224
                                                                    ------------
                                                                          19,670
                                                                    ------------

HEALTH CARE--12.0%
HEALTH CARE EQUIPMENT & SERVICES--3.8%
HEALTH CARE EQUIPMENT--3.8%
Hogy Medical Co., Ltd.                                        200          8,252
Nipro Corp.                                                 1,000         15,999
Olympus Optical Co., Ltd.                                   1,000         16,285
                                                                    ------------
                                                                          40,536
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY--8.2%
PHARMACEUTICALS--8.2%
Fujisawa Pharmaceutical Co., Ltd.                           2,000         45,722
Takeda Chemical Industries Ltd.                             1,000         41,765
                                                                    ------------
                                                                          87,487
                                                                    ------------
INDUSTRIALS--12.6%
CAPITAL GOODS--2.4%
INDUSTRIAL MACHINERY--2.4%
Fanuc Ltd.                                                    200          8,841
SMC Corp.                                                     100          9,380
Union Tool Co.                                                300          7,604
                                                                    ------------
                                                                          25,825
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--6.6%
DIVERSIFIED COMMERCIAL SERVICES--6.6%
Nichii Gakkan Co.                                             400         20,680
Park24 Co., Ltd.                                            1,000         15,662
Secom Co., Ltd.                                             1,000         34,271
                                                                    ------------
                                                                          70,613
                                                                    ------------
TRANSPORTATION--3.6%
AIR FREIGHT & COURIERS--1.2%
Yamato Transport Co., Ltd.                                  1,000         13,052
                                                                    ------------
RAILROADS--2.4%
East Japan Railway Co.                                          5         24,798
                                                                    ------------

INFORMATION TECHNOLOGY--28.8%
SOFTWARE & SERVICES--2.2%
APPLICATIONS SOFTWARE--2.2%
Funai Electric Co., Ltd.                                      200         23,375
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT--26.6%
ELECTRONIC EQUIPMENT & INTRUMENTS--12.1%
Hirose Electric Co., Ltd.                                     400         30,515
Hoya Corp.                                                    200         13,995
Keyence Corp.                                                 200         34,776
Mabuchi Motor Co.                                             100          9,195
Nidec Corp.                                                   200         12,462
Nitto Denko Corp.                                           1,000         28,461
                                                                    ------------
                                                                         129,404
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2002

                                                       SHARES          VALUE
                                                     ------------   ------------
NETWORKING EQUIPMENT--1.6%
Net One Systems Co., Ltd.                                       4   $     17,009
                                                                    ------------
OFFICE ELECTRONICS--8.1%
Canon, Inc.                                                 1,000         37,639
Ricoh Co., Ltd.                                             3,000         49,183
                                                                    ------------
                                                                          86,822
                                                                    ------------
SEMICONDUCTORS--3.6%
Rohm Co., Ltd.                                                300         38,169
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT--1.2%
Japan Telecom Co., Ltd.                                         4         12,395
                                                                    ------------

MANUFACTURING--2.2%
CHEMICALS - 2.2%
Shin-Etsu Chemical Co., Ltd.                                  700         22,929
                                                                    ------------

TELECOMMUNICATION SERVICES--2.1%
WIRELESS TELECOMMUNICATION SERVICES--2.1%
KDDI Corp.                                                      7         22,693
                                                                    ------------
TOTAL COMMON STOCKS--93.3%
   (cost of $1,407,075)(a)                                               994,089
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--6.7%                                     71,337
                                                                    ------------
NET ASSETS--100.0%                                                  $  1,065,426
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                                     $  1,407,075
                                                                         ------------
Investments, at value                                                    $    994,089
Cash                                                                           86,882
Receivable for:
   Investments sold                                                             3,282
   Dividends                                                                      290
Expense reimbursement due from Manager/Distributor                              5,087
Deferred Trustees' compensation plan                                              630
                                                                         ------------
     TOTAL ASSETS                                                           1,090,260
                                                                         ------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                        427
   Management fee                                                               1,083
   Transfer agent fee                                                             625
   Pricing and bookkeeping fees                                                   880
   Trustees' fee                                                                  101
   Audit fee                                                                   16,650
Deferred Trustees' fee                                                            630
Other liabilities                                                               4,438
                                                                         ------------
     TOTAL LIABILITIES                                                         24,834
                                                                         ------------
NET ASSETS                                                               $  1,065,426
                                                                         ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $  2,504,778
Accumulated net investment loss                                                (1,253)
Accumulated net realized loss                                              (1,025,181)
Net unrealized appreciation(depreciation) on:
   Investments                                                               (412,986)
   Foreign currency translations                                                   68
                                                                         ------------
NET ASSETS                                                               $  1,065,426
                                                                         ============
CLASS A:
Net assets                                                               $     41,304
Shares outstanding                                                              8,333
                                                                         ============
Net asset value per share                                                $       4.96
                                                                         ============
CLASS B:
Net assets                                                               $  1,024,122
Shares outstanding                                                            206,851
                                                                         ============
Net asset value per share                                                $       4.95
                                                                         ============

                        See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Newport Japan Opportunities Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                $      4,888
Interest                                                                        2,189
                                                                         ------------
   Total Investment Income (net of foreign taxes withheld of $863)              7,077
                                                                         ------------
EXPENSES:
Management fee                                                                 13,964
Distribution fee--Class B                                                       2,796
Pricing and bookkeeping fees                                                   10,674
Transfer agent fee                                                              7,500
Trustees' fee                                                                   5,800
Custody fee                                                                     6,870
Audit fee                                                                      15,125
Other expenses                                                                  4,829
                                                                         ------------
   Total Expenses                                                              67,558
Fees and expenses waived or reimbursed by Manager                             (43,184)
Fees reimbursed by Distributor--Class B                                        (2,796)
Custody earnings credit                                                           (54)
                                                                         ------------
   Net Expenses                                                                21,524
                                                                         ------------
Net Investment Loss                                                           (14,447)
                                                                         ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                               (459,796)
   Foreign currency transactions                                               (1,032)
                                                                         ------------
     Net realized loss                                                       (460,828)
                                                                         ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                308,625
   Foreign currency translations                                                   88
                                                                         ------------
     Net change in unrealized appreciation/depreciation                       308,713
                                                                         ------------
Net Loss                                                                     (152,115)
                                                                         ------------
Net Decrease in Net Assets from Operations                               $   (166,562)
                                                                         ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
Liberty Newport Japan Opportunities Fund, Variable Series

                                                                      YEAR ENDED DECEMBER 31,
                                                                    ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                      2002            2001
----------------------------------                                  ------------    ------------
OPERATIONS:
Net investment loss                                                 $    (14,447)   $    (15,266)
Net realized loss on investments and foreign currency
   transactions                                                         (460,828)       (463,128)
Net change in unrealized appreciation/depreciation on
   investments and foreign currency translations                         308,713        (110,782)
                                                                    ------------    ------------
Net Decrease from Operations                                            (166,562)       (589,176)
                                                                    ------------    ------------
SHARE TRANSACTIONS:
Class B:
   Subscriptions                                                          14,071         511,014
   Redemptions                                                           (14,289)       (570,946)
                                                                    ------------    ------------
Net Decrease from Share Transactions                                        (218)        (59,932)
                                                                    ------------    ------------
Total Decrease in Net Assets                                            (166,780)       (649,108)
                                                                    ------------    ------------
NET ASSETS:
Beginning of period                                                    1,232,206       1,881,314
                                                                    ------------    ------------
End of period (including accumulated net investment loss
   of $(1,253) and $(1,477), respectively)                          $  1,065,426    $  1,232,206
                                                                    ============    ============
CHANGES IN SHARES:
Class B:
   Subscriptions                                                           2,915          61,941
   Redemptions                                                            (2,863)        (69,476)
                                                                    ------------    ------------
        Net Increase (Decrease)                                               52          (7,535)
                                                                    ------------    ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty Newport Japan Opportunities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Newport Fund Management, Inc. ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Newport and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions,

NOTES TO FINANCIAL STATEMENTS
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2002

at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

   ACCUMULATED NET        ACCUMULATED
   INVESTMENT LOSS     NET REALIZED LOSS   PAID-IN CAPITAL
   ---------------     -----------------   ---------------
       $ 14,671            $ 1,031           $ (15,702)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                          UNREALIZED
                         DEPRECIATION
                         ------------
                          $ (412,918)

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                            CAPITAL LOSS
   EXPIRATION                           CARRYFORWARD
   ----------                           ------------
      2008                              $     26,592
      2009                                   305,766
      2010                                   582,953
                                        ------------
                                        $    915,311
                                        ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $110,093 were deferred to January 1, 2003.

NOTES TO FINANCIAL STATEMENTS
Liberty Newport Japan Opportunities Fund, Variable Series / December 31, 2002

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.20% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 1.00% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.85% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.85% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $54 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $454,766 and $379,490, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation           $   22,819
     Gross unrealized depreciation             (435,805)
                                             ----------
       Net unrealized depreciation           $ (412,986)
                                             ==========

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions. In addition, concentration of investments in a single region or country may result in greater volatility.

NOTE 5. FUND LIQUIDATION

   The Board of Trustees has decided to terminate the Fund. The effective date of termination for the Fund will be February 21, 2003.

FINANCIAL HIGHLIGHTS
Liberty Newport Japan Opportunities Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                          YEAR ENDED DECEMBER 31,        PERIOD ENDED
                                                                       -----------------------------     DECEMBER 31,
                                                                           2002             2001            2000(a)
                                                                       ------------     ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $       5.73     $       8.44     $      12.00
                                                                       ------------     ------------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)                                                        (0.07)           (0.07)           (0.07)
Net realized and unrealized loss on investments and foreign currency          (0.70)           (2.64)           (3.49)
                                                                       ------------     ------------     ------------
       Total from Investment Operations                                       (0.77)           (2.71)           (3.56)
                                                                       ------------     ------------     ------------
NET ASSET VALUE, END OF PERIOD                                         $       4.96     $       5.73     $       8.44
                                                                       ============     ============     ============
Total return(c)(d)(e)                                                        (13.44)%         (32.11)%         (29.67)%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(g)                                                                    1.85%            1.85%            1.85%(h)
Net investment loss(g)                                                        (1.25)%          (1.00)%          (1.07)%(h)
Waiver/reimbursement                                                           3.71%            2.93%            2.65%(h)
Portfolio turnover rate                                                          36%              22%              16%(f)
Net assets, end of period (000's)                                      $         41     $         48     $         70

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager and/or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Newport Japan Opportunities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Newport Japan Opportunities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 5, the Board of Trustees has approved the liquidation of the Fund, effective February 21, 2003.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

PORTFOLIO MANAGER'S DISCUSSION
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002

   Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

   Tom O'Brien, a principal of SSgA Funds Management, Inc., is the portfolio manager of the fund.

The S&P 500 Index fell 22.09% for the 12-month period ended December 31, 2002, its worst year since 1974 and its third consecutive year of loss. Such an event has not been seen since 1939-1941 amid the turmoil of World War II. Overall, concerns about the economy, war with Iraq and nuclear proliferation in North Korea added to the uncertainty that dominated 2002. These issues could continue to weigh on the markets until they are resolved.

   Large-cap stocks, as measured by the S&P 500 Index, underperformed mid-cap and small-cap stocks by over seven percentage points in 2002. The S&P MidCap 400 Index returned negative 14.51% and the S&P SmallCap 600 Index returned negative 14.63%. Value stocks edged out growth stocks in 2002, with the S&P 500/Barra Value Index returning negative 20.86% and S&P 500/Barra Growth Index returning negative 23.59%.

SECTOR DISAPPOINTMENTS
All ten economic sectors posted losses for the fiscal year. All but two of these losses were in double digits. Telecommunications and technology were the worst performers in 2002, with declines of over 34% and 37%, respectively. And because technology stocks have a fairly large weighting in the index, they were responsible for 6% of the negative 22.09% loss in the S&P 500 for 2002. The second biggest detractor was the consumer discretionary sector. The sector with the largest weighting in the index--financials--was also one of the best performers. Financial stocks accounted for about 20% of the S&P 500 and declined only 2.8% for the year.

   The largest individual contributor to the S&P 500's decline in 2002 was General Electric (2.9% of net assets). The stock, which has a substantial weight in the index, declined 39% and subtracted 1.4% from the index's return.

   Other stocks that had a significant impact on the S&P's performance in 2002 included Intel (down 50%), AOL Time Warner (down 59%) and Tyco (down 71%) (1.2%, 0.7% and 0.4% of net assets, respectively). These stocks constituted 0.95%, 0.74% and 0.82%, respectively, of the index's negative return in 2002.

FOCUS ON COST-EFFECTIVE EXECUTION
Our focus on cost-effective trade execution is the hallmark of our management style. Unlike actively managed funds where the portfolio managers spend time researching which stocks to include or exclude from a fund, we concentrate on trading in a low-cost manner when buying the stocks listed in the S&P 500 Index.

   We manage the fund with a full replication investment strategy. This approach means that the fund generally holds each of the 500 securities included in the S&P 500 Index in approximately the same weighting as the company's representation in the index. A full replication strategy tends to match the performance of the index more closely than other methods. Of course, the fund's return can diverge from the index: the fund incurs trading costs associated with seeking to maintain the appropriate weight of each security in the index. In addition, the fund may be required to sell securities to meet redemption demand or buy securities to invest new monies that come into the fund.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 Index and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                              1-YEAR     LIFE
--------------------------------------------------------------
Class A (5/30/00)                             -22.55    -15.54
S&P 500 Index(1)                              -22.09    -15.76

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/02

Class A: $6,456

             CLASS A SHARES   S&P 500 INDEX
 5/30/2000         $ 10,000
 5/31/2000         $ 10,000        $ 10,000
 6/20/2000         $ 10,233        $ 10,246
 7/29/2000         $ 10,084        $ 10,086
 8/29/2000         $ 10,725        $ 10,713
 9/29/2000         $ 10,217        $ 10,147
10/29/2000         $  9,859        $ 10,104
11/29/2000         $  9,593        $  9,308
12/29/2000         $  9,463        $  9,354
 1/29/2001         $  9,798        $  9,686
  3/1/2001         $  8,945        $  8,803
  4/1/2001         $  8,359        $  8,246
  5/1/2001         $  9,120        $  8,886
  6/1/2001         $  9,095        $  8,946
  7/1/2001         $  8,828        $  8,728
  8/1/2001         $  8,769        $  8,643
  9/1/2001         $  8,192        $  8,102
 10/1/2001         $  7,531        $  7,449
 11/1/2001         $  7,857        $  7,591
 12/1/2001         $  8,192        $  8,173
  1/1/2002         $  8,321        $  8,245
  2/1/2002         $  8,137        $  8,125
  3/1/2002         $  8,220        $  7,968
  4/1/2002         $  8,322        $  8,267
  5/1/2002         $  7,884        $  7,766
  6/1/2002         $  7,732        $  7,710
  7/1/2002         $  7,009        $  7,161
  8/1/2002         $  6,395        $  6,603
  9/1/2002         $  6,630        $  6,646
 10/1/2002         $  6,133        $  5,924
 11/1/2002         $  6,529        $  6,445
 12/1/2002         $  6,790        $  6,824
12/31/2002         $  6,456        $  6,422

NET ASSET VALUE PER SHARE ($)           12/31/01   12/31/02
Class A                                   9.90      7.59

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVERTIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002 SHARES VALUE

                                                       SHARES          VALUE
                                                     ------------   ------------
COMMON STOCKS--97.8%
CONSUMER DISCRETIONARY--13.1 %
AUTO PARTS & EQUIPMENT--0.2%
Dana Corp.                                                    473   $      5,562
Delphi Automotive Systems Corp.                             1,895         15,255
Johnson Controls, Inc.                                        304         24,372
Visteon Corp.                                                 346          2,408
                                                                    ------------
                                                                          47,597
                                                                    ------------
AUTOMOBILE MANUFACTURERS--0.4 %
Ford Motor Co.                                              6,312         58,702
General Motors Corp.                                        1,937         71,398
                                                                    ------------
                                                                         130,100
                                                                    ------------
MOTORCYCLE MANUFACTURERS--0.2 %
Harley-Davidson, Inc.                                       1,030         47,586
                                                                    ------------
TIRES & RUBBER--0.0%
Cooper Tire & Rubber Co.                                      200          3,068
Goodyear Tire & Rubber Co.                                    531          3,616
                                                                    ------------
                                                                           6,684
                                                                    ------------
CONSUMER DURABLES & APPAREL--1.1%
APPAREL & ACCESSORIES--0.1%
Jones Apparel Group, Inc.                                     439         15,558
Liz Claiborne, Inc.                                           414         12,275
VF Corp.                                                      434         15,646
                                                                    ------------
                                                                          43,479
                                                                    ------------
FOOTWEAR--0.2%
Nike Inc., Class B                                            930         41,357
Reebok International Ltd.                                     260          7,644
                                                                    ------------
                                                                          49,001
                                                                    ------------
HOMEBUILDING--0.1%
Centex Corp.                                                  214         10,743
KB Home Corp.                                                 150          6,428
Pulte Home Corp.                                              223         10,675
                                                                    ------------
                                                                          27,846
                                                                    ------------
HOUSE FURNISHINGS--0.1%
Leggett & Platt, Inc.                                         716         16,067
                                                                    ------------
HOUSEHOLD APPLIANCES--0.2%
Black & Decker Corp.                                          278         11,923
Maytag Corp.                                                  251          7,154
Snap-On, Inc.                                                 250          7,028
Stanley Works                                                 358         12,380
Whirlpool Corp.                                               216         11,280
                                                                    ------------
                                                                          49,765
                                                                    ------------
HOUSEWARES & SPECIALTIES--0.2%
American Greetings Corp., Class A                             257          4,061
Fortune Brands, Inc.                                          496         23,069
Newell Rubbermaid, Inc.                                       950         28,814
Tupperware Corp.                                              150          2,262
                                                                    ------------
                                                                          58,206
                                                                    ------------
LEISURE PRODUCTS--0.1%
Brunswick Corp.                                               281          5,581
Hasbro, Inc.                                                  537          6,202
Mattel, Inc.                                                1,565         29,970
                                                                    ------------
                                                                          41,753
                                                                    ------------
PHOTOGRAPHIC EQUIPMENT--0.1%
Eastman Kodak Co.                                           1,062   $     37,212
                                                                    ------------
HOTELS, RESTAURANTS & LEISURE--1.0%
CASINOS & GAMING--0.1%
Harrah's Entertainment, Inc.(a)                               443         17,543
International Game Technology, Inc.(a)                        287         21,789
                                                                    ------------
                                                                          39,332
                                                                    ------------
HOTELS--0.4%
Carnival Corp.                                              2,008         50,100
Hilton Hotels Corp.                                         1,361         17,298
Marriott International, Inc., Class A                         845         27,775
Starwood Hotels & Resorts
   Worldwide, Inc.                                            669         15,882
                                                                    ------------
                                                                         111,055
                                                                    ------------
RESTAURANTS--0.5%
Darden Restaurants, Inc.                                      571         11,677
McDonald's Corp.                                            4,469         71,862
Starbucks Corp.(a)                                          1,341         27,330
Wendy's International, Inc.                                   447         12,100
Yum! Brand, Inc.                                              978         23,687
                                                                    ------------
                                                                         146,656
                                                                    ------------
MEDIA--4.0%
ADVERTISING--0.2%
Interpublic Group of Cos., Inc.                             1,309         18,431
Omnicom Group, Inc.                                           655         42,313
TMP Worldwide, Inc.                                           400          4,524
                                                                    ------------
                                                                          65,268
                                                                    ------------
BROADCASTING & CABLE--1.0%
Clear Channel Communications,
   Inc.(a)                                                  2,182         81,367
Comcast Corp., Special Class A                              8,062        190,021
Univision Communications,
   Class A(a)                                                 765         18,743
                                                                    ------------
                                                                         290,131
                                                                    ------------
MOVIES & ENTERTAINMENT--2.0%
AOL Time Warner, Inc.(a)                                   15,611        204,504
The Walt Disney Co.                                         7,153        116,665
Viacom, Inc., Class B(a)                                    6,147        250,552
                                                                    ------------
                                                                         571,721
                                                                    ------------
PUBLISHING & PRINTING--0.8%
Dow Jones & Co., Inc.                                         285         12,321
Gannett Co., Inc.                                             924         66,343
Knight-Ridder, Inc.                                           280         17,710
McGraw-Hill Cos., Inc.                                        677         40,918
Meredith Corp.                                                157          6,454
New York Times Co., Class A                                   501         22,911
Tribune Co.                                                 1,085         49,324
                                                                    ------------
                                                                         215,981
                                                                    ------------
RETAILING--6.2%
APPAREL RETAIL--0.4%
TJX Cos., Inc.                                              1,806         35,253
The Gap, Inc.                                               3,052         47,367
The Limited, Inc.                                           1,880         26,188
                                                                    ------------
                                                                         108,808
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002 SHARES VALUE

                                                       SHARES          VALUE
                                                     ------------   ------------
COMPUTER & ELECTRONICS RETAIL--0.4%
Best Buy Co., Inc.(a)                                       1,130   $     27,290
Circuit City Stores, Inc.                                     672          4,986
eBay, Inc.(a)                                               1,066         72,296
RadioShack Corp.                                              605         11,338
                                                                    ------------
                                                                         115,910
                                                                    ------------
DEPARTMENT STORES--0.6%
American Standard Cos., Inc                                   250         17,785
Dillard Department Stores, Inc.                               322          5,107
Federated Department Stores, Inc.(a)                          720         20,707
J. C. Penney Co., Inc.                                        881         20,272
Kohl's Corp.(a)                                             1,164         65,126
May Department Stores Co.                                     992         22,796
Nordstrom, Inc.                                               410          7,778
Sears, Roebuck & Co.                                        1,130         27,064
                                                                    ------------
                                                                         186,635
                                                                    ------------
GENERAL MERCHANDISE STORES--3.3%
Big Lots, Inc.(a)                                             401          5,305
Costco Wholesale Corp.(a)                                   1,550         43,493
Dollar General Corp.                                        1,070         12,786
Family Dollar Stores, Inc.                                    582         18,164
Target Corp.                                                3,197         95,910
Wal-Mart Stores, Inc.                                      15,367        776,187
                                                                    ------------
                                                                         951,845
                                                                    ------------
HOME IMPROVEMENT RETAIL--1.1%
Home Depot, Inc.                                            8,081        193,621
Lowe's Companies, Inc.                                      2,728        102,300
Sherwin Williams Co.                                          518         14,634
                                                                    ------------
                                                                         310,555
                                                                    ------------
SPECIALTY STORES--0.4%
AutoZone, Inc.(a)                                             350         24,728
Bed Bath & Beyond, Inc.(a)                                  1,023         35,324
Office Depot, Inc.(a)                                       1,012         14,937
Staples, Inc.(a)                                            1,683         30,799
Tiffany & Co.(a)                                              503         12,027
Toys R Us, Inc.(a)                                            662          6,620
                                                                    ------------
                                                                         124,435
                                                                    ------------

CONSUMER STAPLES--9.5%
FOOD & DRUG RETAILING--1.2%
DRUG RETAIL--0.5%
CVS Corp.                                                   1,394         34,808
Walgreen Co.                                                3,560        103,916
                                                                    ------------
                                                                         138,724
                                                                    ------------
FOOD DISTRIBUTORS--0.3%
Supervalu, Inc.                                               412          6,802
Sysco Corp.                                                 2,265         67,474
                                                                    ------------
                                                                          74,276
                                                                    ------------
FOOD RETAIL--0.4%
Albertson's, Inc.                                           1,391         30,964
Kroger Corp.(a)                                             2,654         41,004
Safeway, Inc.(a)                                            1,562         36,488
Winn-Dixie Stores, Inc.                                       458          6,998
                                                                    ------------
                                                                         115,454
                                                                    ------------
FOOD, BEVERAGES & TOBACCO--5.6%
AGRICULTURAL PRODUCTS--0.2%
Archer Daniels Midland Co.                                  2,345   $     29,078
Monsanto Co.                                                  855         16,459
                                                                    ------------
                                                                          45,537
                                                                    ------------
BREWERS--0.6%
Adolph Coors Co., Class B                                     129          7,901
Anheuser Busch Cos., Inc.                                   2,988        144,619
Brown-Forman Corp., Class B                                   231         15,098
                                                                    ------------
                                                                         167,618
                                                                    ------------
PACKAGED FOODS--1.3%
Campbell Soup Co.                                           1,406         32,999
ConAgra Foods, Inc.                                         1,893         47,344
Del Monte Foods Co.(a)                                          1              6
General Mills, Inc.                                         1,298         60,941
Heinz (H.J.) Co.                                            1,240         40,759
Hershey Foods Corp.                                           460         31,022
Kellogg Co.                                                 1,444         49,486
Sara Lee Corp.                                              2,750         61,903
Wm. Wrigley Jr. Co.                                           794         43,575
                                                                    ------------
                                                                         368,035
                                                                    ------------
SOFT DRINKS--2.4%
Coca Cola Co.                                               8,598        376,764
Coca-Cola Enterprises, Inc.                                 1,510         32,797
PepsiCo, Inc.                                               6,026        254,418
The Pepsi Bottling Group, Inc.                              1,032         26,522
                                                                    ------------
                                                                         690,501
                                                                    ------------
TOBACCO--1.1%
Philip Morris Companies, Inc.                               7,214        292,383
R.J. Reynolds Tobacco Holdings, Inc.                          300         12,633
UST, Inc.                                                     638         21,328
                                                                    ------------
                                                                         326,344
                                                                    ------------
HOUSEHOLD & PERSONAL PRODUCTS--2.7%
HOUSEHOLD PRODUCTS--2.1%
Clorox Co.                                                    806         33,248
Colgate-Palmolive Co.                                       1,891         99,145
Kimberly Clark Corp.                                        1,782         84,592
Procter & Gamble Co.                                        4,512        387,761
                                                                    ------------
                                                                         604,746
                                                                    ------------
PERSONAL PRODUCTS--0.6%
Alberto Culver Co., Class B                                   178          8,971
Avon Products, Inc.                                           829         44,658
The Gillette Co.                                            3,681        111,755
                                                                    ------------
                                                                         165,384
                                                                    ------------

ENERGY--5.9%
INTEGRATED OIL & GAS--4.4%
Amerada Hess Corp.                                            296         16,295
ChevronTexaco Corp.                                         3,727        247,771
Conoco, Inc., Class B                                       2,329        112,700
Exxon Mobil Corp.                                          23,425        818,470
Marathon Oil Corp.                                          1,115         23,738
Occidental Petroleum Corp.                                  1,300         36,985
                                                                    ------------
                                                                       1,255,959
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002 SHARES VALUE

                                                       SHARES          VALUE
                                                     ------------   ------------
OIL & GAS DRILLING--0.2%
Nabors Industries, Inc.(a)                                    487   $     17,176
Noble Drilling Corp.(a)                                       455         15,993
Rowan Companies, Inc.(a)                                      340          7,718
Transocean Sedco Forex, Inc.                                1,137         26,378
                                                                    ------------
                                                                          67,265
                                                                    ------------
OIL & GAS EQUIPMENT & SERVICES--0.6%
BJ Services                                                   600         19,386
Baker Hughes, Inc.                                          1,187         38,210
Halliburton Co.                                             1,455         27,223
Schlumberger Ltd.                                           2,005         84,390
                                                                    ------------
                                                                         169,209
                                                                    ------------
OIL & GAS EXPLORATION & PRODUCTS--0.6%
Anadarko Petroleum Corp.                                      876         41,960
Apache Corp.                                                  486         27,697
Burlington Resources, Inc.                                    735         31,348
Devon Energy Corp.                                            553         25,383
EOG Resources, Inc.                                           392         15,649
Kerr McGee Corp.                                              339         15,018
Unocal Corp.                                                  914         27,950
                                                                    ------------
                                                                         185,005
                                                                    ------------
OIL & GAS REFINING & MARKETING--0.1%
Ashland Oil, Inc.                                             293          8,359
Sunoco, Inc.                                                  319         10,584
                                                                    ------------
                                                                          18,943
                                                                    ------------

FINANCIALS--19.8%
BANKS--7.5%
AmSouth Bancorporation                                      1,193         22,906
BB&T Corp.                                                  1,669         61,736
Bank One Corp.                                              4,031        147,333
Bank of America Corp.                                       5,199        361,694
Bank of New York Co., Inc.                                  2,475         59,301
Charter One Financial, Inc.                                   831         23,875
Comerica, Inc.                                                622         26,895
Fifth Third Bancorp                                         1,998        116,983
FleetBoston Financial Corp.                                 3,612         87,772
Golden West Financial Corp.                                   541         38,849
Huntington Bancshares, Inc.                                   861         16,109
KeyCorp                                                     1,508         37,911
Mellon Financial Corp.                                      1,473         38,460
National City Corp.                                         2,119         57,891
North Fork Bancorporation, Inc.                               547         18,456
Northern Trust Corp.                                          829         29,056
PNC Financial Services Group                                  991         41,523
Principal Financial Group, Inc.                             1,200         36,156
Prudential Financial, Inc.                                  1,984         62,972
Regions Financial Corp.                                       784         26,154
SouthTrust Corp.                                            1,218         30,267
SunTrust Banks, Inc.                                          996         56,692
Synovus Financial Corp.                                       985         19,109
U.S. Bancorp                                                6,674        141,622
Union Planters Corp.                                          709         19,951
Wachovia Corp.                                              4,696        171,122
Washington Mutual, Inc.                                     3,329        114,950
Wells Fargo & Co.                                           5,921   $    277,517
Zions Bancorporation                                          373         14,677
                                                                    ------------
                                                                       2,157,939
                                                                    ------------
DIVERSIFIED FINANCIALS--7.5%
CONSUMER FINANCE--0.6%
Capital One Financial Corp.                                   738         21,933
Countrywide Credit Industries, Inc.                           447         23,088
Household International, Inc.                               1,682         46,776
MBNA Corp.                                                  4,433         84,306
Providian Financial Corp.                                     909          5,899
                                                                    ------------
                                                                         182,002
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES--6.9%
Ambac Financial Group, Inc.                                   353         19,853
American Express Co.                                        4,562        161,267
Bear Stearns Cos., Inc.                                       351         20,849
Citigroup, Inc.                                            17,832        627,508
Fannie Mae                                                  3,473        223,418
First Tennessee National Corp.                                500         17,970
Franklin Resources, Inc.                                      909         30,979
Freddie Mac                                                 2,434        143,728
Goldman Sachs Group, Inc.                                   1,656        112,774
Janus Capital Group, Inc.                                     700          9,149
J.P. Morgan Chase & Co.                                     6,945        166,680
Lehman Brothers Holdings, Inc.                                847         45,137
Marshall & Ilsley Corp                                        754         20,645
Merrill Lynch & Co., Inc.                                   2,976        112,939
Moody's Corp.                                                 513         21,182
Morgan Stanley Dean Witter & Co.                            3,763        150,219
Schwab (Charles) Corp.                                      4,655         50,507
State Street Corp.                                          1,157         45,123
T. Rowe Price Group, Inc.                                     462         12,603
                                                                    ------------
                                                                       1,992,530
                                                                    ------------
INSURANCE--4.5%
INSURANCE BROKERS--0.4%
Aon Corp.                                                   1,019         19,249
Marsh & McLennan Companies, Inc.                            1,848         85,396
                                                                    ------------
                                                                         104,645
                                                                    ------------
LIFE & HEALTH INSURANCE--0.8%
AFLAC, Inc.                                                 1,780         53,614
Jefferson-Pilot Corp.                                         491         18,712
John Hancock Financial Services, Inc.                       1,056         29,462
Lincoln National Corp.                                        617         19,485
MetLife, Inc.                                               2,454         66,356
Torchmark Corp.                                               473         17,279
UnumProvident Corp.                                           790         13,857
                                                                    ------------
                                                                         218,765
                                                                    ------------
MULTI-LINE INSURANCE--2.1%
American International Group, Inc.                          9,086        525,625
Hartford Financial Services Group, Inc.                       864         39,252
Loews Corp.                                                   616         27,387
MBIA, Inc.                                                    500         21,930
                                                                    ------------
                                                                         614,194
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002 SHARES VALUE

                                                       SHARES          VALUE
                                                     ------------   ------------
PROPERTY & CASUALTY INSURANCE--1.2%
Ace Ltd.                                                      942   $     27,638
Allstate Corp.                                              2,431         89,923
Chubb Corp.                                                   606         31,633
Cincinnati Financial Corp.                                    539         20,239
MGIC Investment Corp.                                         359         14,827
SAFECO Corp.                                                  534         18,514
St. Paul Companies, Inc.                                      754         25,674
The Progressive Corp.                                         769         38,165
Travelers Property Casualty Corp.,
   Class B(a)                                               3,456         50,630
XL Capital Ltd., Class A                                      474         36,617
                                                                    ------------
                                                                         353,860
                                                                    ------------
REAL ESTATE--0.3%
REAL ESTATE INVESTMENT TRUST--0.3%
Equity Office Properties Trust                              1,481         36,995
Equity Residential Properties Trust                           972         23,892
Simon Property Group, Inc.                                    677         23,065
                                                                    ------------
                                                                          83,952
                                                                    ------------

HEALTH CARE--14.5%
HEALTH CARE DISTRIBUTORS & SERVICES--0.6%
AmerisourceBergen Corp.                                       375         20,366
Cardinal Health, Inc.                                       1,556         92,100
McKesson Corp.                                              1,049         28,354
Quest Diagnostics, Inc.(a)                                    338         19,232
Quintiles Transnational Corp.(a)                              396          4,792
                                                                    ------------
                                                                         164,844
                                                                    ------------
HEALTH CARE EQUIPMENT--1.8%
Applera Corp.--Applied
   Biosystems Group                                           691         12,120
Bard (C.R.), Inc.                                             172          9,976
Baxter International, Inc.                                  2,055         57,540
Becton, Dickinson & Co.                                       913         28,020
Biomet, Inc.                                                  917         26,281
Boston Scientific Corp.(a)                                  1,430         60,804
Guidant Corp.                                               1,073         33,102
Medtronic Inc.                                              4,261        194,302
St. Jude Medical, Inc.                                        648         25,739
Stryker Corp.                                                 697         46,783
Zimmer Holdings, Inc.(a)                                      694         28,815
                                                                    ------------
                                                                         523,482
                                                                    ------------
HEALTH CARE FACILITIES--0.4%
HCA, Inc.                                                   1,792         74,368
Health Management Associates, Inc.(a)                         805         14,410
HealthSouth Corp.(a)                                        1,217          5,111
Manor Care, Inc.(a)                                           358          6,662
Tenet Healthcare Corp.(a)                                   1,680         27,552
                                                                    ------------
                                                                         128,103
                                                                    ------------
HEALTH CARE SUPPLIES--0.0%
Bausch & Lomb, Inc.                                           179          6,444
                                                                    ------------
MANAGED HEALTH CARE--0.7%
Aetna, Inc.(a)                                                520         21,382
Anthem, Inc.(a)                                               479         30,129
CIGNA Corp.                                                   459   $     18,874
Humana, Inc.                                                  550          5,500
United Healthcare Corp.                                     1,047         87,425
Wellpoint Health Networks, Inc.                               510         36,292
                                                                    ------------
                                                                         199,602
                                                                    ------------
PHARMACEUTICALS & BIOTECHNOLOGY--11.0%
BIOTECHNOLOGY--1.1%
Amgen, Inc.                                                 4,493        217,192
Biogen, Inc.(a)                                               493         19,750
Chiron Corp.(a)                                               687         25,831
Genzyme Corp.(a)                                              766         22,651
MedImmune, Inc.(a)                                            837         22,741
                                                                    ------------
                                                                         308,165
                                                                    ------------
PHARMACEUTICALS--9.9%
Abbott Laboratories                                         5,457        218,280
Allergan, Inc.                                                461         26,563
Bristol-Myers Squibb Co.                                    6,745        156,147
Eli Lilly & Co.                                             3,920        248,920
Forest Laboratories, Inc.(a)                                  635         62,370
Johnson & Johnson                                          10,346        555,684
King Pharmaceuticals, Inc.(a)                                 854         14,680
Merck & Co., Inc.                                           7,797        441,388
Pfizer, Inc.                                               21,458        655,971
Pharmacia Corp.                                             4,517        188,811
Schering-Plough Corp.                                       5,051        112,132
Watson Pharmaceuticals, Inc.(a)                               362         10,234
Wyeth                                                       4,650        173,910
                                                                    ------------
                                                                       2,865,090
                                                                    ------------

INDUSTRIALS--11.0%
CAPITAL GOODS--7.2%
AEROSPACE & DEFENSE--2.0%
Boeing Co.                                                  2,892         95,407
General Dynamics Corp.                                        687         54,527
Goodrich (B.F.) Co.                                           385          7,053
Honeywell International, Inc.                               2,833         67,992
Lockheed Martin Corp.                                       1,571         90,725
Northrop Grumman Corp.                                        622         60,347
Raytheon Co.                                                1,415         43,511
Rockwell Collins, Inc.                                        581         13,514
United Technologies Corp.                                   1,635        101,272
                                                                    ------------
                                                                         534,348
                                                                    ------------
BUILDING PRODUCTS--0.1%
Crane Co.                                                     250          4,983
Masco Corp.                                                 1,749         36,816
                                                                    ------------
                                                                          41,799
                                                                    ------------
CONSTRUCTION & ENGINEERING--0.0%
Flour Corp.                                                   242          6,776
McDermott International, Inc.                                 150            657
                                                                    ------------
                                                                           7,433
                                                                    ------------
CONSTRUCTION & FARM MACHINERY--0.4%
Caterpillar, Inc.                                           1,226         56,053
Cummins Inc.                                                  107          3,010
Deere & Co.                                                   842         38,606

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002 SHARES VALUE

                                                       SHARES          VALUE
                                                     ------------   ------------
Navistar International Corp.(a)                               172   $      4,181
PACCAR, Inc.                                                  398         18,360
                                                                    ------------
                                                                         120,210
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.4%
American Power Conversion Corp.(a)                            693         10,499
Cooper Industries, Inc.                                       299         10,899
Emerson Electric Co.                                        1,455         73,987
Molex, Inc.                                                   715         16,474
Power-One, Inc.(a)                                            167            947
Thomas & Betts Corp.                                          150          2,535
                                                                    ------------
                                                                         115,341
                                                                    ------------
INDUSTRIAL CONGLOMERATES--3.4%
General Electric Co.                                       34,640        843,484
Textron, Inc.                                                 465         19,990
Tyco International Ltd.                                     6,866        117,271
                                                                    ------------
                                                                         980,745
                                                                    ------------
INDUSTRIAL MACHINERY--0.8%
Danaher Corp.                                                 520         34,164
Dover Corp.                                                   740         21,578
Eaton Corp.                                                   237         18,512
Illinois Tool Works, Inc.                                   1,073         69,595
Ingersoll Rand Co.                                            575         24,760
ITT Industries, Inc.                                          305         18,510
Pall Corp.                                                    400          6,672
Parker-Hannifin Corp.                                         401         18,498
Rockwell Automation, Inc.                                     603         12,488
                                                                    ------------
                                                                         224,777
                                                                    ------------
TRADING COMPANIES & DISTRIBUTIONS--0.1%
Genuine Parts Co.                                             660         20,328
Grainger (W.W.), Inc.                                         325         16,754
                                                                    ------------
                                                                          37,082
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--2.1%
COMMERCIAL PRINTING--0.0%
R.R. Donnelley & Sons Co.                                     374          8,142
                                                                    ------------
DATA PROCESSING SERVICES--0.9%
Automatic Data Processing, Inc.                             2,129         83,563
Concord EFS, Inc.(a)                                        1,767         27,812
First Data Corp.                                            2,651         93,872
Fiserv, Inc.(a)                                               708         24,037
Paychex, Inc.                                               1,300         36,270
The Sabre Group Holdings, Inc.                                456          8,258
                                                                    ------------
                                                                         273,812
                                                                    ------------
DIVERSIFIED COMMERCIAL SERVICES--0.8%
Apollo Group, Inc., Class A                                   672         29,568
Cendant Corp.(a)                                            3,542         37,120
Cintas Corp.                                                  605         27,679
Convergys Corp.(a)                                            552          8,363
Deluxe Corp.                                                  185          7,788
Equifax, Inc.                                                 496         11,477
H&R Block, Inc.                                               669         26,894
IMS Health, Inc.                                              949         15,184
SLM Corp.                                                     537         55,773
                                                                    ------------
                                                                         219,846
                                                                    ------------
EMPLOYMENT SERVICES--0.0%
Robert Half International, Inc.(a)                            600   $      9,666
                                                                    ------------
ENVIRONMENTAL SERVICES--0.2%
Allied Waste Industries, Inc.(a)                              578          5,780
Waste Management, Inc.                                      2,084         47,765
                                                                    ------------
                                                                          53,545
                                                                    ------------
OFFICE SERVICES & SUPPLIES--0.2%
Avery Dennison Corp.                                          381         23,271
Pitney Bowes, Inc.                                            790         25,801
                                                                    ------------
                                                                          49,072
                                                                    ------------
TRANSPORTATION--1.7%
AIR FREIGHT & COURIERS--1.0%
FedEx Corp.(a)                                              1,053         57,094
United Parcel Service, Inc., Class B                        3,897        245,823
                                                                    ------------
                                                                         302,917
                                                                    ------------
AIRLINES--0.2%
AMR Corp.(a)                                                  429          2,831
Delta Air Lines, Inc.                                         400          4,840
Southwest Airlines Co.                                      2,606         36,223
                                                                    ------------
                                                                          43,894
                                                                    ------------
RAILROADS--0.5%
Burlington Northern Santa Fe Corp.                          1,326         34,489
CSX Corp.                                                     769         21,770
Norfolk Southern Corp.                                      1,330         26,587
Union Pacific Corp.                                           862         51,608
                                                                    ------------
                                                                         134,454
                                                                    ------------
TRUCKING--0.0%
Ryder System, Inc.                                            173          3,882
                                                                    ------------

INFORMATION TECHNOLOGY--14.4%
SOFTWARE & SERVICES--5.1%
APPLICATIONS SOFTWARE--0.3%
Autodesk, Inc.                                                400          5,720
Citrix Systems, Inc.(a)                                       550          6,776
Compuware Corp.(a)                                          1,163          5,582
Intuit, Inc.(a)                                               700         32,844
Mercury Interactive Corp.(a)                                  307          9,103
Parametric Technology Co.(a)                                  691          1,741
PeopleSoft, Inc. (a)                                        1,081         19,782
Siebel Systems, Inc.(a)                                     1,541         11,527
                                                                    ------------
                                                                          93,075
                                                                    ------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--0.3%
Computer Sciences Corp.(a)                                    576         19,843
Electronic Data Systems Corp.                               1,691         31,165
SunGard Data Systems, Inc.(a)                                 992         23,372
Unisys Corp.(a)                                             1,137         11,256
                                                                    ------------
                                                                          85,636
                                                                    ------------
INTERNET SOFTWARE & SERVICES--0.1%
Yahoo!, Inc.(a)                                             2,020         33,027
                                                                    ------------
SYSTEMS SOFTWARE--4.4%

Adobe Systems, Inc.                                           833         20,659
BMC Software, Inc.(a)                                         762         13,038
Computer Associates International, Inc.                     1,926         26,001

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002 SHARES VALUE

                                                       SHARES          VALUE
                                                     ------------   ------------
Electronic Arts, Inc.(a)                                      479   $     23,840
Microsoft Corp.(a)                                         18,609        962,085
Novell, Inc.(a)                                             1,136          3,794
Oracle Corp.(a)                                            18,637        201,280
Rational Software Corp.                                       600          6,234
Veritas Software Corp.(a)                                   1,402         21,899
                                                                    ------------
                                                                       1,278,830
                                                                    ------------
TECHNOLOGY HARDWARE & EQUIPMENT--9.3%
COMPUTER HARDWARE--3.3%
Apple Computer, Inc.                                        1,199         17,182
Dell Computer Corp.(a)                                      8,992        240,446
Gateway, Inc.(a)                                              845          2,653
Hewlett-Packard Co.                                        10,571        183,506
International Business Machines Corp.                       5,868        454,770
NCR Corp.(a)                                                  380          9,021
Sun Microsystems, Inc.(a)                                  11,319         35,202
                                                                    ------------
                                                                         942,780
                                                                    ------------
COMPUTER STORAGE & PERIPHERALS--0.3%
EMC Corp.(a)                                                7,787         47,812
Lexmark International Group, Inc.(a)                          427         25,834
Network Appliance, Inc.(a)                                  1,184         11,840
                                                                    ------------
                                                                          85,486
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Agilent Technologies, Inc.(a)                               1,562         28,054
Jabil Circuit, Inc.(a)                                        699         12,526
Millipore Corp.                                               141          4,794
PerkinElmer, Inc.                                             348          2,871
Sanmina Corp.(a)                                            1,543          6,928
Solectron Corp.(a)                                          2,986         10,600
Symbol Technologies, Inc.                                     673          5,532
Tektronix, Inc.                                               287          5,221
Thermo Electron Corp.(a)                                      545         10,965
Waters Corp.(a)                                               451          9,823
                                                                    ------------
                                                                          97,314
                                                                    ------------
NETWORKING EQUIPMENT--1.2%
Avaya, Inc.(a)                                              1,133          2,776
Cisco Systems, Inc.(a)                                     25,101        328,823
                                                                    ------------
                                                                         331,599
                                                                    ------------
OFFICE ELECTRONICS--0.1%
Xerox Corp.                                                 2,516         20,254
                                                                    ------------
SEMICONDUCTOR EQUIPMENT--0.4%
Applied Materials, Inc.(a)                                  5,677         73,971
KLA Instruments Corp.(a)                                      632         22,354
Novellus Systems, Inc.(a)                                     481         13,506
Teradyne, Inc.(a)                                             620          8,066
                                                                    ------------
                                                                         117,897
                                                                    ------------
SEMICONDUCTORS--2.3%
Advanced Micro Devices, Inc.                                1,047          6,764
Altera Corp.(a)                                             1,344         16,572
Analog Devices, Inc.(a )                                    1,270         30,315
Applied Micro Circuits Corp.(a)                               800          2,952
Broadcom Corp., Class A(a)                                    900         13,554
Intel Corp.                                                23,090        359,511
LSI Logic Corp.(a)                                          1,132         29,115
Linear Technology Corp.                                     1,219   $      7,034
Maxim Integrated Products, Inc.(a)                          1,105         36,509
Micron Technology, Inc.                                     2,124         20,688
National semiconductor Corp.(a)                               608          9,126
NVIDIA Corp.(a)                                               483          5,559
PMC-Sierra, Inc.(a)                                           487          2,708
QLogic Corp.(a)                                               369         12,734
Texas Instruments, Inc.(a)                                  5,969         89,595
Xilinx, Inc.(a)                                             1,127         23,216
                                                                    ------------
                                                                         665,952
                                                                    ------------
TELECOMMUNICATIONS EQUIPMENT--1.4%
3M Co.                                                      1,358        167,441
ADC Telecommunications, Inc.(a)                             2,373          4,960
Andrew Corp.(a)                                               250          2,570
CIENA Corp.                                                 1,400          7,196
Comverse Technology, Inc.(a)                                  577          5,782
Corning, Inc.                                               4,073         13,482
JDS Uniphase Corp.(a)                                       4,801         11,858
Lucent Technologies, Inc.                                  11,992         15,110
Motorola, Inc.                                              8,097         70,039
Qualcomm, Inc.(a)                                           2,776        101,019
Scientific Atlanta, Inc.                                      478          5,669
Tellabs, Inc.(a)                                            1,419         10,316
                                                                    ------------
                                                                         415,442
                                                                    ------------

MATERIALS--2.8%
CHEMICALS--1.6%
DIVERSIFIED CHEMICALS--0.9%
Dow Chemical Co.                                            3,140         93,258
DuPont (E.I.) de Nemours & Co.                              3,473        147,255
Eastman Chemical Co.                                          267          9,818
Engelhard Corp.                                               484         10,817
Hercules, Inc.                                                383          3,370
                                                                    ------------
                                                                         264,518
                                                                    ------------
INDUSTRIAL GASES--0.2%
Air Products & Chemicals, Inc.                                770         32,918
Praxair, Inc.                                                 558         32,236
                                                                    ------------
                                                                          65,154
                                                                    ------------
SPECIALTY CHEMICALS--0.4%
Ecolab, Inc.                                                  460         22,770
Great Lakes Chemical Corp.                                    155          3,701
International Flavors &
   Fragrances, Inc.                                           327         11,478
PPG Industries, Inc.                                          602         30,190
Rohm & Haas Co.                                               788         25,594
Sigma-Aldrich Corp.                                           253         12,321
                                                                    ------------
                                                                         106,054
                                                                    ------------
CONSTRUCTION MATERIALS--0.1%
Vulcan Materials Co.                                          347         13,013
                                                                    ------------
CONTAINERS & PACKAGING--0.2%
METAL & GLASS CONTAINERS--0.1%
Ball Corp.                                                    190          9,726
Pactiv Corp.(a)                                               521         11,389
                                                                    ------------
                                                                          21,115
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002 SHARES VALUE

                                                       SHARES          VALUE
                                                     ------------   ------------
PAPER & PLASTIC PACKAGING--0.1%
Bemis Company, Inc.                                           198   $      9,827
Sealed Air Corp.                                              290         10,817
Temple Inland, Inc.                                           168          7,528
                                                                    ------------
                                                                          28,172
                                                                    ------------
METALS & MINING--0.5%
ALUMINUM--0.2%
Alcoa, Inc.                                                 2,941         66,996
                                                                    ------------
DIVERSIFIED METALS & MINING--0.1%
Freeport-McMoRan Copper & Gold,
   Inc., Class B                                              480          8,054
Phelps Dodge Corp.                                            314          9,938
                                                                    ------------
                                                                          17,992
                                                                    ------------
GOLD--0.1%
Newmont Mining Corp.                                        1,425         41,368
                                                                    ------------
STEEL--0.1%
Allegheny Technologies, Inc.                                  282          1,757
Nucor Corp.                                                   246         10,160
United States Steel Corp.                                     281          3,687
Worthington Industries, Inc.                                  301          4,587
                                                                    ------------
                                                                          20,191
                                                                    ------------
PAPER & FOREST PRODUCTS--0.5%
FOREST PRODUCTS--0.2%
Louisiana-Pacific Corp.                                       370          2,982
Plum Creek Timber Co.                                         682         16,095
Weyerhaeuser Co.                                              779         38,335
                                                                    ------------
                                                                          57,412
                                                                    ------------
PAPER PRODUCTS--0.3%
Boise Cascade Corp.                                           250          6,305
Georgia-Pacific Corp.                                         809         13,073
International Paper Co.                                     1,636         57,211
Meadwestvaco Corp.                                            696         17,198
                                                                    ------------
                                                                          93,787
                                                                    ------------

TELECOMMUNICATION SERVICES--4.1%
INTEGRATED TELECOMMUNICATION SERVICES--3.7%
AT&T Corp.                                                  2,646         69,087
Alltel Corp.                                                1,098         55,998
BellSouth Corp.                                             6,425        166,215
CenturyTel, Inc.                                              488         14,337
Citizens Communications Co.                                   900          9,495
Qwest Communications International                          5,704         28,520
SBC Communications, Inc.                                   11,536        312,741
Sprint Corp (FON Group)                                     3,081         44,613
Verizon Communications, Inc.                                9,502        368,203
                                                                    ------------
                                                                       1,069,209
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
AT&T Wireless Services, Inc.                                9,548         53,946
Nextel Communications, Inc., Class A                        3,423         39,536
Sprint Corp. (PCS Group)(a)                                 3,246         14,217
                                                                    ------------
                                                                         107,699
                                                                    ------------

UTILITIES--2.7%
ELECTRIC UTILITIES--2.2%
AES Corp.(a)                                                2,110   $      6,372
Allegheny Energy, Inc.                                        367          2,775
Ameren Corp.                                                  552         22,947
American Electric Power Co., Inc.                           1,215         33,206
CMS Energy Corp.                                              400          3,776
Calpine Corp.(a)                                            1,000          3,260
CenterPoint Energy, Inc.                                    1,093          9,291
Cinergy Corp.                                                 617         20,805
Consolidated Edison, Inc.                                     738         31,601
Constellation Energy Group                                    531         14,772
DTE Energy Co.                                                578         26,819
Dominion Resources, Inc.                                    1,058         58,084
Edison International                                        1,049         12,431
Entergy Corp.                                                 752         34,284
Exelon Corp.                                                1,133         59,788
FPL Group, Inc.                                               616         37,040
FirstEnergy Corp.                                           1,079         35,575
Mirant Corp.(a)                                             1,228          2,321
P G & E Corp.(a)                                            1,323         18,390
P P & L Resources, Inc.                                       587         20,357
Pinnacle West Capital Corp.                                   312         10,636
Progress Energy, Inc.(a)                                      844         36,587
Public Service Enterprise Group, Inc.                         750         24,075
Southern Co.                                                2,472         70,180
TECO Energy, Inc.                                             600          9,282
TXU Corp.                                                   1,092         20,399
Xcel Energy, Inc.                                           1,284         14,124
                                                                    ------------
                                                                         639,177
                                                                    ------------
GAS UTILITIES--0.3%
El Paso Corp.                                               1,988         13,836
KeySpan Corp.                                                 474         16,704
Kinder Morgan, Inc.                                           469         19,825
NICOR, Inc.                                                   145          4,934
NiSource, Inc.                                                852         17,040
Peoples Energy Corp.                                          186          7,189
Sempra Energy                                                 698         16,508
                                                                    ------------
                                                                          96,036
                                                                    ------------
MULTI-UTILITIES--0.2%

Duke Energy Corp.                                           3,080         60,183
Dynegy, Inc.                                                  938          1,107
The Williams Companies, Inc.                                1,383          3,734
                                                                    ------------
                                                                          65,024
                                                                    ------------
TOTAL COMMON STOCKS
   (cost of $35,833,239)                                              28,191,419
                                                                    ------------

                                                         PAR
                                                     ------------
U.S. GOVERNMENT OBLIGATION--0.2%
GOVERNMENT BONDS--0.2%
U. S. Treasury Bills,
   1.180% 03/13/03
   (cost of $69,837)(b)                              $     70,000         69,837
                                                                    ------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002 SHARES VALUE

                                                         PAR           VALUE
                                                     ------------   ------------
SHORT-TERM OBLIGATION--3.1%
Repurchase agreement with State
   Street Bank & Trust Co., dated 12/31/02,
   due 01/02/03 at 1.18%, collateralized
   by U.S. Treasury Bond maturing
   8/15/17, market value $916,429
   (Repurchase proceeds $892,058)
   (cost of $892,000)                                $    892,000   $    892,000
                                                                    ------------
TOTAL INVESTMENTS--101.1%
   (cost of $36,795,076)(c)                                           29,153,256
                                                                    ------------
OTHER ASSETS & LIABILITIES, NET--(1.1)%                                 (327,029)
                                                                    ------------
NET ASSETS--100.0%                                                  $ 28,826,227
                                                                    ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) This security, or a portion thereof, with total market value of $59,850 is being used to collateralize the futures contracts shown below.
(c) Cost for federal income tax purposes is $38,291,248. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

Long futures contracts open on December 31, 2002:

                    NUMBER OF    EXPIRATION     UNREALIZED
TYPE                CONTRACTS       MONTH      DEPRECIATION
---                 ---------    ----------    ------------
S&P 500 Emini          21           March       $ (25,415)
                                                =========

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                                     $ 36,795,076
                                                                         ------------
Investments, at value                                                    $ 29,153,256
Cash                                                                              198
Receivable for:
   Interest                                                                        29
   Dividends                                                                   43,794
   Futures variation margin                                                     1,574
Deferred Trustees' compensation plan                                              659
Other assets                                                                    1,724
                                                                         ------------
     TOTAL ASSETS                                                          29,201,234
                                                                         ------------
LIABILITIES:
Payable for:
   Investments purchased                                                       86,745
   Fund shares repurchased                                                    243,161
   Management fee                                                              10,096
   Transfer agent fee                                                             625
   Pricing and bookkeeping fees                                                   860
   Trustees' fee                                                                  200
   Audit fee                                                                   15,250
   Reports to shareholders                                                     11,571
Deferred Trustees' fee                                                            659
Other liabilities                                                               5,840
                                                                         ------------
     TOTAL LIABILITIES                                                        375,007
                                                                         ------------
NET ASSETS                                                               $ 28,826,227
                                                                         ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $ 39,496,313
Overdistributed net investment income                                            (792)
Accumulated net realized loss                                              (3,002,059)
Net unrealized depreciation on:
   Investments                                                             (7,641,820)
   Futures contracts                                                          (25,415)
                                                                         ------------
NET ASSETS                                                               $ 28,826,227
                                                                         ============
CLASS A:
Net assets                                                               $     64,553
Shares outstanding                                                              8,505
                                                                         ============
Net asset value per share                                                $       7.59
                                                                         ============
CLASS B:
Net assets                                                               $ 28,761,674
Shares outstanding                                                          3,798,207
                                                                         ============
Net asset value per share                                                $       7.57
                                                                         ============

                        See Notes to Financial Statements

STATEMENT OF OPERATIONS
Liberty S&P 500 Index Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                $    443,791
Interest                                                                       11,499
                                                                         ------------
   Total Investment Income (net of foreign taxes withheld of $1,015)          455,290
                                                                         ------------
EXPENSES:
Management fee                                                                112,281
Distribution fee--Class B                                                      69,993
Pricing and bookkeeping fees                                                   10,967
Transfer agent fee                                                              7,500
Trustees' fee                                                                   6,598
Custody fee                                                                    22,433
Audit fee                                                                      13,825
Other expenses                                                                  4,954
                                                                         ------------
   Total Expenses                                                             248,551
Fees reimbursed by Distributor--Class B                                       (39,037)
Custody earnings credit                                                           (38)
                                                                         ------------
   Net Expenses                                                               209,476
                                                                         ------------
Net Investment Income                                                         245,814
                                                                         ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FUTURES CONTRACTS:
Net realized loss on:
   Investments                                                             (2,153,606)
   Futures contracts                                                         (211,053)
                                                                         ------------
     Net realized loss                                                     (2,364,659)
                                                                         ------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                             (5,064,095)
   Futures contracts                                                          (34,969)
                                                                         ------------
     Net change in unrealized appreciation/depreciation                    (5,099,064)
                                                                         ------------
Net Loss                                                                   (7,463,723)
                                                                         ------------
Net Decrease in Net Assets from Operations                               $ (7,217,909)
                                                                         ============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty S&P 500 Index Fund, Variable Series

                                                                       YEAR ENDED DECEMBER 31,
                                                                    ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                       2002           2001
----------------------------------                                  ------------    ------------
OPERATIONS:
Net investment income                                               $    245,814    $    151,486
Net realized loss on investments and futures contracts                (2,364,659)       (610,743)
Net change in unrealized appreciation/depreciation on
   investments and futures contracts                                  (5,099,064)     (1,814,723)
                                                                    ------------    ------------
        Net Decrease from Operations                                  (7,217,909)     (2,273,980)
                                                                    ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                  (587)           (460)
   Class B                                                              (243,630)       (160,078)
Return of capital:
   Class A                                                                   (53)             --
   Class B                                                               (21,942)             --
                                                                    ------------    ------------
Total Distributions Declared to Shareholders                            (266,212)       (160,538)
                                                                    ------------    ------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                  640             460
                                                                    ------------    ------------
        Net Increase                                                         640             460
                                                                    ------------    ------------
Class B:
   Subscriptions                                                      13,853,223      21,548,313
   Distributions reinvested                                              265,572         160,078
   Redemptions                                                        (6,727,578)     (2,548,798)
                                                                    ------------    ------------
        Net Increase                                                   7,391,217      19,159,593
                                                                    ------------    ------------
Net Increase from Share Transactions                                   7,391,857      19,160,053
                                                                    ------------    ------------
Total Increase (Decrease) in Net Assets                                  (92,264)     16,725,535

NET ASSETS:
Beginning of period                                                   28,918,491      12,192,956
                                                                    ------------    ------------
End of period (including overdistributed net investment income
   of $(792) and $(736), respectively)                              $ 28,826,227    $ 28,918,491
                                                                    ============    ============
CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested                                        85              46
                                                                    ------------    ------------
        Net Increase                                                          85              46
                                                                    ------------    ------------
Class B:
   Subscriptions                                                       1,597,362       2,088,051
   Issued for distributions reinvested                                    35,222          16,056
   Redemptions                                                          (749,858)       (258,120)
                                                                    ------------    ------------
        Net Increase                                                     882,726       1,845,987
                                                                    ------------    ------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Short-term obligations with a maturity of greater than 60 days are valued at their market yield.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may

NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002

experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, mark to market on futures contracts, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

 OVERDISTRIBUTED
  NET INVESTMENT     ACCUMULATED NET
     INCOME           REALIZED LOSS      PAID-IN CAPITAL
 ---------------     ---------------     ---------------
     $ (1,653)            $ 1,651              $ 2

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                   2002          2001
                                 ---------     ---------
Distributions paid from:
   Ordinary Income               $ 244,217     $ 160,538
   Return of capital                21,995            --
                                 ---------     ---------
                                 $ 266,212     $ 160,538
                                 =========     =========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                   UNREALIZED
                                  DEPRECIATION*
                                 -------------
                                 $ (9,163,407)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

   The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF                           CAPITAL LOSS
    EXPIRATION                         CARRYFORWARD
    ----------                         ------------
       2008                            $     19,479
       2009                                 243,840
       2010                               1,209,651
                                       ------------
                                       $  1,472,970
                                       ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $57,959 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.40% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.20% annually of the Fund's average daily net assets. State Street Global Advisors ("SSgA") has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays SSgA for services rendered.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 0.75% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If

NOTES TO FINANCIAL STATEMENTS
Liberty S&P 500 Index Fund, Variable Series / December 31, 2002

additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $38 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $11,911,812 and $4,813,971, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation       $   1,205,418
     Gross unrealized depreciation         (10,343,410)
                                         -------------
       Net unrealized depreciation       $  (9,137,992)
                                         =============

   OTHER--The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

FINANCIAL HIGHLIGHTS
Liberty S&P 500 Index Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                                               PERIOD
                                                                         YEAR ENDED DECEMBER 31,                ENDED
                                                                        -----------------------------        DECEMBER 31,
                                                                            2002            2001                2000(a)
                                                                        ------------     ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $       9.90     $      11.31        $      12.00
                                                                        ------------     ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                                        0.09             0.07                0.07
Net realized and unrealized loss on investments and futures contracts          (2.32)           (1.42)              (0.70)
                                                                        ------------     ------------        ------------
   Total from Investment Operations                                            (2.23)           (1.35)              (0.63)
                                                                        ------------     ------------        ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                     (0.07)           (0.06)              (0.06)
Return of capital                                                              (0.01)              --                  --
                                                                        ------------     ------------        ------------
   Total Distributions Declared to Shareholders                                (0.08)           (0.06)              (0.06)
                                                                        ------------     ------------        ------------
NET ASSET VALUE, END OF PERIOD                                          $       7.59     $       9.90        $      11.31
                                                                        ------------     ------------        ------------
Total return(c)(d)                                                            (22.55)%         (11.98)%(e)          (5.29)%(e)(f)
                                                                        ============     ============        ============
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(g)                                                                     0.64%            0.75%               0.75%(h)
Net investment income(g)                                                        0.99%            0.72%               0.89%(h)
Waiver/reimbursement                                                              --             0.28%               0.36%(h)
Portfolio turnover rate                                                           17%               7%                  2%(f)
Net assets, end of period (000's)                                       $         65     $         83        $         95

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty S&P 500 Index Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty S&P 500 Index Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

PORTFOLIO MANAGER'S DISCUSSION
Liberty Select Value Fund, Variable Series / December 31, 2002

   Liberty Select Value Fund, Variable Series seeks long-term growth.

   Daniel K. Cantor and Jeffrey C. Kinzel are co-mangers of the fund. Mr. Cantor and Mr. Kinzel are senior vice presidents of Colonial Management Associates, Inc.

STOCKS REMAINED UNSETTLED THROUGHOUT THE YEAR
Despite a late-period rally, the stock market was buffeted by uncertainty throughout 2002. Interest rates continued to decline but failed to provide support to stock prices as corporate governance concerns, accounting scandals and the threat of war unsettled investors. The fund's performance was negative but it was significantly better than the broad market. Moreover, our bottom-up value style helped us limit losses, and the fund outperformed its Lipper mid-cap value peer group for the year.

   The fund benefited most from its investments in retailers, restaurants and food companies--all sectors of the market that held up relatively well during the year. The fund's investments in Brinker International, a company that operates casual dining restaurants, and Dean Foods, a leading dairy processor (1.6% and 2.1% of net assets, respectively), both did well.

FINANCIALS, HEALTH CARE PROVIDED LIFT
Financial services companies -- especially regional banks -- were also relatively good performers, compared to the broad market. These banks have maintained solid earnings growth despite the weak economy as a result of strong deposit growth, robust mortgage loan activity and stable credit quality. Citigroup's (1.0% of net assets) acquisition of Golden State Bancorp gave the portfolio an added boost. Furthermore, health care service providers performed well as the result of strong price increases, solid growth in new business and tight cost controls. We sold one health care holding--United Healthcare--when it appeared to be fully valued.

   Our relatively light exposure to sharply underperforming sectors, such as information technology, utilities and telecommunications services, helped limit their negative impact on performance. Two technology stocks that made positive contributions to the fund's performance during the period were Zebra Technologies and Affiliated Computer Services (1.6% and 1.4% of net assets, respectively). Conversely, OM Group (0.1% of net assets), a producer of metal-based specialty chemicals, did not do well. Its operational results were much worse than expected, which put significant pressure on its leveraged balance sheet.

VALUE STRATEGY IN ACTION
Using our value discipline, we became more aggressive as share prices declined. For example, we have been selectively buying stocks in the technology, cable and leisure sectors, as well as some economically sensitive stocks. We believe the market unduly punished some of these companies, presenting us with excellent buying opportunities. We also reduced the number of fund holdings, starting the year at 114 and ending at 97, in order to concentrate more fully on those companies we believe to have the best prospects.

UNDERSTANDING RISKS
We have positioned the fund to benefit from an improving economy, but our key focus is on finding well-managed companies that are attractively priced in industries where we see potential for improvement. Understanding the risks of the stocks we own has allowed us to avoid some unpleasant surprises and will continue to be a key component of our approach going forward.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Select Value Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The value and returns earned on an investment in the fund may also be affected by stock market fluctuations. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar invesment objectives as the fund.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Liberty Select Value Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                              1-YEAR    LIFE
-------------------------------------------------------------
Class A (5/30/00)                             -11.07     0.98
S&P MidCap 400 Index(1)                       -14.51    -2.78

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/02

Class A: $10,257

             CLASS A SHARES    S&P MIDCAP 400 INDEX
 5/30/2000       $   10,000
 5/31/2000       $   10,200              $   10,000
 6/30/2000       $   10,066              $   10,147
 7/31/2000       $   10,333              $   10,307
 8/31/2000       $   11,184              $   11,459
 9/30/2000       $   10,983              $   11,381
10/31/2000       $   11,034              $   10,995
11/30/2000       $   10,309              $   10,165
12/31/2000       $   11,139              $   10,942
 1/31/2001       $   11,551              $   11,186
 2/28/2001       $   11,206              $   10,548
 3/31/2001       $   10,961              $    9,764
 4/30/2001       $   11,769              $   10,841
 5/31/2001       $   12,106              $   11,094
 6/30/2001       $   11,870              $   11,049
 7/31/2001       $   11,971              $   10,885
 8/31/2001       $   11,676              $   10,529
 9/30/2001       $   10,238              $    9,219
10/31/2001       $   10,439              $    9,626
11/30/2001       $   11,070              $   10,343
12/31/2001       $   11,533              $   10,876
 1/31/2002       $   11,626              $   10,819
 2/28/2002       $   11,828              $   10,832
 3/31/2002       $   12,377              $   11,607
 4/30/2002       $   12,411              $   11,552
 5/31/2002       $   12,444              $   11,357
 6/30/2002       $   11,760              $   10,526
 7/31/2002       $   10,923              $    9,505
 8/31/2002       $   11,000              $    9,553
 9/30/2002       $    9,835              $    8,783
10/31/2002       $   10,038              $    9,164
11/30/2002       $   10,620              $    9,694
12/31/2002       $   10,257              $    9,296

NET ASSET VALUE PER SHARE ($)          12/31/01   12/31/02
----------------------------------------------------------
Class A                                  13.66      12.12

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) MidCap 400 Index is an unmanaged index that tracks the performance of middle-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / December 31, 2002

                                              SHARES          VALUE
                                            -----------   -------------
COMMON STOCKS--91.3%
CONSUMER DISCRETIONARY--17.7%
AUTOMOBILES & COMPONENTS--4.5%
AUTO PARTS & EQUIPMENT--4.5%
Gentex Corp.(a)                                   9,700   $     306,908
Johnson Controls, Inc.                            3,000         240,510
Lear Corp.(a)                                    11,400         379,392
Superior Industries
   International                                  5,200         215,072
                                                          -------------
                                                              1,141,882
                                                          -------------
CONSUMER DURABLES & APPAREL--2.1%
HOUSEWARES & SPECIALTIES--1.2%
Newell Rubbermaid, Inc.                          10,400         315,432
                                                          -------------
LEISURE PRODUCTS--0.9%
Mattel, Inc.                                     11,400         218,310
                                                          -------------
HOTELS, RESTAURANTS & LEISURE--4.6%
CASINOS & GAMING--1.7%
Harrah's Entertainment,
   Inc.(a)                                        4,800         190,080
International Game
   Technology(a)                                  3,000         227,760
                                                          -------------
                                                                417,840
                                                          -------------
LEISURE FACILITIES--0.6%
Six Flags, Inc.(a)                               25,300         144,463
                                                          -------------
RESTAURANTS--2.3%
Brinker International, Inc.(a)                   12,600         406,350
Darden Restaurants, Inc.                          8,700         177,915
                                                          -------------
                                                                584,265
                                                          -------------
MEDIA--1.7%
BROADCASTING & CABLE--1.1%
Comcast Corp., Special
   Class A(a)                                     7,400         167,166
Mediacom Communications
   Corp.(a)                                      12,800         112,768
                                                          -------------
                                                                279,934
                                                          -------------
PUBLISHING & PRINTING--0.6%
The New York Times Co.,
   Class A                                        3,000         137,190
                                                          -------------
RETAILING--4.8%
APPAREL RETAIL--2.5%
Ross Stores, Inc.                                 3,000         127,170
TJX Companies, Inc.                              26,000         507,520
                                                          -------------
                                                                634,690
                                                          -------------
DEPARTMENT STORES--1.5%
Federated Department
   Stores, Inc.(a)                               13,500         388,260
                                                          -------------
SPECIALTY STORES--0.8%
Borders Group, Inc.(a)                           11,800         189,980
                                                          -------------

CONSUMER STAPLES--5.0%
FOOD, BEVERAGES & TOBACCO--3.4%
PACKAGED FOODS--2.4%
Dean Foods Co.(a)                                14,600         541,660
Hormel Foods Corp.                                3,300          76,989
                                                          -------------
                                                                618,649
                                                          -------------
SOFT DRINKS--1.0%
Pepsi Bottling
   Group, Inc.                                    9,800   $     251,860
                                                          -------------
HOUSEHOLD & PERSONAL PRODUCTS--1.6%
PERSONAL PRODUCTS--1.6%
Avon Products, Inc.                               7,400         398,638
                                                          -------------

ENERGY--7.7%
INTEGRATED OIL & GAS--2.7%
Amerada Hess Corp.                                6,400         352,320
ConocoPhillips                                    3,860         186,785
Occidental Petroleum Corp.                        5,500         156,475
                                                          -------------
                                                                695,580
                                                          -------------
OIL & GAS DRILLING--2.1%
Diamond Offshore
   Drilling, Inc.                                 5,200         113,620
Noble Corp.(a)                                    7,400         260,110
Transocean Inc.                                   6,450         149,640
                                                          -------------
                                                                523,370
                                                          -------------
OIL & GAS EQUIPMENT & SERVICES--0.9%
BJ Services Co.(a)                                2,400          77,544
Weatherford International,
   Inc.(a)                                        4,000         159,720
                                                          -------------
                                                                237,264
                                                          -------------
OIL & GAS EXPLORATION & PRODUCTION--2.0%
XTO Energy, Inc.                                 20,200         498,940
                                                          -------------

FINANCIALS--21.4%
BANKS--10.9%
Banknorth Group, Inc.                             9,600         216,960
Charter One Financial, Inc.                       6,895         198,093
City National Corp.                               9,500         417,905
Cullen/Frost Bankers, Inc.                        3,800         124,260
Golden West Financial Corp.                       7,900         567,299
Greenpoint Financial Corp.                        9,000         406,620
North Fork Bancorporation, Inc.                  12,500         421,750
Sovereign Bancorp, Inc.                          20,100         282,405
Webster Financial Corp.                           3,400         118,320
                                                          -------------
                                                              2,753,612
                                                          -------------
DIVERSIFIED FINANCIAL SERVICES--8.5%
Ambac Financial Group, Inc.                       6,550         368,372
Bear Stearns Cos., Inc.                           6,400         380,160
Citigroup, Inc.                                   6,831         240,383
Janus Capital Group, Inc.                        27,700         362,039
Lehman Brothers Holdings, Inc.                    3,500         186,515
PMI Group, Inc.                                   9,100         273,364
Radian Group, Inc.                                8,900         330,635
                                                          -------------
                                                              2,141,468
                                                          -------------
INSURANCE--2.0%
LIFE & HEALTH INSURANCE--0.5%
Nationwide Financial Services,
   Inc., Class A                                  4,800         137,520
                                                          -------------
MULTI-LINE INSURANCE--0.5%
Loews Corp.                                       3,000         133,380
                                                          -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / December 31, 2002

                                              SHARES          VALUE
                                            -----------   -------------
PROPERTY & CASUALTY INSURANCE--1.0%
St. Paul Companies, Inc.                          7,100   $     241,755
                                                          -------------
HEALTH CARE--4.1%
HEALTH CARE EQUIPMENT & SERVICES--4.1%
HEALTH CARE DISTRIBUTORS & SERVICES--0.5%
Patterson Dental Co.(a)                           2,900         126,846
                                                          -------------
HEALTH CARE EQUIPMENT--1.1%
Biomet, Inc.                                     10,000         286,600
                                                          -------------
HEALTH CARE FACILITIES--0.7%
HCA, Inc.                                         4,200         174,300
                                                          -------------
MANAGED HEALTH CARE--1.8%
Anthem, Inc.(a)                                   2,400         150,960
First Health Group Corp.(a)                       7,800         189,930
Wellpoint Health Networks,
   Inc.(a)                                        1,600         113,856
                                                          -------------
                                                                454,746
                                                          -------------

INDUSTRIALS--9.4%
CAPITAL GOODS--4.6%
AEROSPACE & DEFENSE--1.5%
Lockheed Martin Corp.                             6,500         375,375
                                                          -------------
CONSTRUCTION & FARM MACHINERY--0.9%
Navistar International Corp.(a)                   8,900         216,359
                                                          -------------
INDUSTRIAL MACHINERY--2.2%
Dover Corp.                                      11,400         332,424
Ingersoll Rand Co.                                5,400         232,524
                                                          -------------
                                                                564,948
                                                          -------------
COMMERCIAL SERVICES & SUPPLIES--3.3%
COMMERCIAL PRINTING--0.6%
Valassis Communications,
   Inc.(a)                                        4,700         138,321
                                                          -------------
DIVERSIFIED COMMERCIAL SERVICES--1.2%
Cendant Corp.(a)                                 20,400         213,792
Pittston Brink's Group                            5,000          92,400
                                                          -------------
                                                                306,192
                                                          -------------
EMPLOYMENT SERVICES--1.5%
Manpower, Inc.                                   12,100         385,990
                                                          -------------
TRANSPORTATION--1.5%
AIR FREIGHT & COURIERS--0.5%
CNF Inc.                                          3,900         129,636
                                                          -------------
AIRLINES--1.0%
AMR Corp.(a)                                     19,600         129,360
Continental Airlines, Inc.,
   Class B(a)                                    15,500         112,375
                                                          -------------
                                                                241,735
                                                          -------------

INFORMATION TECHNOLOGY--9.5%
SOFTWARE & SERVICES--3.4%
APPLICATION SOFTWARE--1.0%
Reynolds & Reynolds Co.                          10,000         254,700
                                                          -------------
INFORMATION TECHNOLOGY CONSULTING &
SERVICES--2.4%
Affiliated Computer Services,
   Inc., Class A(a)                               6,900   $     363,285
DST Systems, Inc.(a)                              6,500         231,075
                                                          -------------
                                                                594,360
                                                          -------------
TECHNOLOGY HARDWARE & EQUIPMENT--6.1%
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.3%
Amphenol Corp.(a)                                10,000         380,000
Littelfuse, Inc.(a)                               7,700         129,822
Millipore Corp.                                   7,900         268,600
Vishay Intertechnology, Inc.(a)                   5,550          62,049
                                                          -------------
                                                                840,471
                                                          -------------
OFFICE ELECTRONICS--1.6%
Zebra Technologies Corp.,
   Class A(a)                                     7,200         412,560
                                                          -------------
TELECOMMUNICATIONS EQUIPMENT--1.2%
Andrew Corp.(a)                                  28,900         297,092
                                                          -------------

MATERIALS--11.1%
CHEMICALS--8.1%
DIVERSIFIED CHEMICALS--3.0%
Eastman Chemical Co.                              8,200         301,514
Engelhard Corp.                                   5,700         127,395
PPG Industries, Inc.                              6,700         336,005
                                                          -------------
                                                                764,914
                                                          -------------
INDUSTRIAL GASES--1.8%
Air Products & Chemicals, Inc.                    5,100         218,025
Praxair, Inc.                                     3,800         219,526
                                                          -------------
                                                                437,551
                                                          -------------
SPECIALTY CHEMICALS--3.3%
Ecolab, Inc.                                      2,800         138,600
International Flavors &
   Fragrances, Inc.                              12,900         452,790
Lubrizol Corp.                                    7,100         216,550
OM Group, Inc.                                    4,700          32,336
                                                          -------------
                                                                840,276
                                                          -------------
CONTAINERS & PACKAGING--0.8%
PAPER PACKAGING--0.8%
Packaging Corp. of America(a)                    11,000         200,640
                                                          -------------
PAPER & FOREST PRODUCTS--2.2%
PAPER PRODUCTS--2.2%
Boise Cascade Corp.                               3,100          78,182
Georgia-Pacific Corp.                            18,100         292,496
Meadwestvaco Corp.                                7,434         183,694
                                                          -------------
                                                                554,372
                                                          -------------

TELECOMMUNICATION SERVICES--1.4%
WIRELESS TELECOMMUNICATION SERVICES--1.4%
Telephone & Data Systems, Inc.                    7,700         362,054
                                                          -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / December 31, 2002

                                              SHARES          VALUE
                                            -----------   -------------
UTILITIES--4.0%
ELECTRIC UTILITIES--3.5%
Entergy Corp.                                     4,900   $     223,391
Exelon Corp.                                      1,450          76,517
PPL Corp.                                         4,300         149,124
Progress Energy, Inc.                             7,800         338,130
TXU Corp.                                         4,600          85,928
                                                          -------------
                                                                873,090
                                                          -------------
GAS UTILITIES--0.1%
El Paso Corp.                                     2,800          19,488
                                                          -------------
MULTI-UTILITIES & UNREGULATED POWER--0.4%
Energy East Corp.                                 5,000         110,450
                                                          -------------
TOTAL COMMON STOCKS
   (cost of $25,479,930)                                     23,047,348
                                                          -------------

                                                PAR
                                            -----------
SHORT-TERM OBLIGATION--8.9%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at 1.180%,
   collateralized by U.S. Treasury
   Bond maturing 02/15/29,
   market value $2,292,475
   (repurchase proceeds $2,246,147)
   (cost of $2,246,000)                     $ 2,246,000       2,246,000
                                                          -------------
TOTAL INVESTMENTS--100.2%
   (cost of $27,725,930)(b)                                  25,293,348
                                                          -------------
OTHER ASSETS & LIABILITIES, NET--(0.2)%                         (45,955)
                                                          -------------
NET ASSETS--100.0%                                        $  25,247,393
                                                          =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $27,774,464. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty Select Value Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                      $  27,725,930
                                                          -------------
Investments, at value                                     $  25,293,348
Cash                                                                102
Receivable for:
   Fund shares sold                                                 110
   Interest                                                          74
   Dividends                                                     18,792
Deferred Trustees' compensation plan                                668
                                                          -------------
     TOTAL ASSETS                                            25,313,094
                                                          -------------
LIABILITIES:
Expense reimbursement due to Distributor                          2,683
Payable for:
   Fund shares repurchased                                       24,803
   Management fee                                                14,931
   Transfer agent fee                                               625
   Pricing and bookkeeping fees                                     905
   Trustees' fee                                                    201
   Audit fee                                                     15,250
   Reports to shareholders                                        3,660
Deferred Trustees' fee                                              668
Other liabilities                                                 1,975
                                                          -------------
     TOTAL LIABILITIES                                           65,701
                                                          -------------
NET ASSETS                                                $  25,247,393
                                                          =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                           $  27,750,219
Overdistributed net investment income                            (1,096)
Accumulated net realized loss                                   (69,148)
Net unrealized depreciation on investments                   (2,432,582)
                                                          -------------
NET ASSETS                                                $  25,247,393
                                                          =============
CLASS A:
Net assets                                                $     631,989
Shares outstanding                                               52,160
                                                          =============
Net asset value per share                                 $       12.12
                                                          =============
CLASS B:
Net assets                                                $  24,615,404
Shares outstanding                                            2,033,385
                                                          =============
Net asset value per share                                 $       12.11
                                                          =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Select Value Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                 $     228,911
Interest                                                         29,754
                                                          -------------
   Total Investment Income                                      258,665
                                                          -------------
EXPENSES:
Management fee                                                  152,363
Distribution fee--Class B                                        53,882
Pricing and bookkeeping fees                                     10,953
Transfer agent fee                                                7,500
Trustees' fee                                                     6,128
Custody fee                                                       3,694
Audit fee                                                        15,525
Other expenses                                                    6,478
                                                          -------------
   Total Expenses                                               256,523
Fees reimbursed by Distributor--Class B                         (16,369)
Custody earnings credit                                            (151)
                                                          -------------
   Net Expenses                                                 240,003
                                                          -------------
Net Investment Income                                            18,662
                                                          -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                (64,635)
Net change in unrealized appreciation/depreciation
   on investments                                            (2,874,205)
                                                          -------------
Net Loss                                                     (2,938,840)
                                                          -------------
Net Decrease in Net Assets from Operations                $  (2,920,178)
                                                          =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Select Value Fund, Variable Series

                                                                           YEAR ENDED DECEMBER 31,
                                                                       -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                          2002             2001
----------------------------------                                     --------------   --------------
OPERATIONS:
Net investment income                                                  $       18,662   $       31,801
Net realized gain (loss) on investments                                       (64,635)          63,084
Net change in unrealized appreciation/depreciation on investments          (2,874,205)         142,927
                                                                       --------------   --------------
        Net Increase (Decrease) from Operations                            (2,920,178)         237,812
                                                                       --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                    (1,387)            (252)
    Class B                                                                   (20,257)         (36,585)
From net realized gains:
    Class A                                                                        --             (168)
    Class B                                                                        --          (24,390)
                                                                       --------------   --------------
    Total Distributions Declared to Shareholders                              (21,644)         (61,395)
                                                                       --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                              546,422               --
   Distributions reinvested                                                     1,387              420
   Redemptions                                                                 (9,127)              --
                                                                       --------------   --------------
        Net Increase                                                          538,682              420
                                                                       --------------   --------------
Class B:
   Subscriptions                                                           14,432,250       13,483,502
   Distributions reinvested                                                    20,257           60,975
   Redemptions                                                             (3,803,086)        (593,645)
                                                                       --------------   --------------
        Net Increase                                                       10,649,421       12,950,832
                                                                       --------------   --------------
Net Increase from Share Transactions                                       11,188,103       12,951,252
                                                                       --------------   --------------
Total Increase in Net Assets                                                8,246,281       13,127,669
NET ASSETS:
Beginning of period                                                        17,001,112        3,873,443
                                                                       --------------   --------------
End of period (including overdistributed net investment income
   of $(1,096) and $(730), respectively)                               $   25,247,393   $   17,001,112
                                                                       ==============   ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                               44,354               --
   Issued for distributions reinvested                                            115               31
   Redemptions                                                                   (752)              --
                                                                       --------------   --------------
        Net Increase                                                           43,717               31
                                                                       --------------   --------------
Class B:
   Subscriptions                                                            1,069,404          995,608
   Issued for distributions reinvested                                          1,685            4,473
   Redemptions                                                               (275,153)         (46,766)
                                                                       --------------   --------------
        Net Increase                                                          795,936          953,315
                                                                       --------------   --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales and capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / December 31, 2002

Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

                        ACCUMULATED
OVERDISTRIBUTED NET    NET REALIZED
 INVESTMENT INCOME         LOSS         PAID-IN CAPITAL
-------------------    ------------     ---------------
     $   2,616            $   --          $   (2,616)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                  2002          2001
                               ----------    ----------
Distributions paid from:
   Ordinary income             $   21,644    $   61,395

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       DEPRECIATION*
                       -------------
                       $  (2,481,116)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF            CAPITAL LOSS
    EXPIRATION           CARRYFORWARD
    ----------           ------------
       2010                 $  20,614

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.70% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.50% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.10% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $151 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTES TO FINANCIAL STATEMENTS
Liberty Select Value Fund, Variable Series / December 31, 2002

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $15,291,714 and $4,198,293, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation         $   1,806,752
     Gross unrealized depreciation            (4,287,868)
                                           -------------
       Net unrealized depreciation         $  (2,481,116)
                                           =============

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the year ended December 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the year were $597.

FINANCIAL HIGHLIGHTS
Liberty Select Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                YEAR ENDED              PERIOD
                                                                               DECEMBER 31,             ENDED
                                                                          ----------------------     DECEMBER 31,
                                                                             2002         2001          2000(a)
                                                                          ---------    ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $   13.66    $   13.24       $   12.00
                                                                          ---------    ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                                       0.03         0.05            0.09
Net realized and unrealized gain (loss) on investments                        (1.54)        0.42            1.28
                                                                          ---------    ---------       ---------
       Total from Investment Operations                                       (1.51)        0.47            1.37
                                                                          ---------    ---------       ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                    (0.03)       (0.03)          (0.07)
From net realized gains                                                          --        (0.02)             --(c)
Return of capital                                                                --           --           (0.06)
                                                                          ---------    ---------       ---------
       Total Distributions Declared to Shareholders                           (0.03)       (0.05)          (0.13)
                                                                          ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                                            $   12.12    $   13.66       $   13.24
                                                                          =========    =========       =========
Total return(d)(f)                                                           (11.07)%       3.55%(e)       11.38%(e)(g)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(h)                                                                    0.93%        1.10%           1.10%(i)
Net investment income(h)                                                       0.26%        0.34%           1.13%(i)
Waiver/reimbursement                                                             --         0.48%           1.31%(i)
Portfolio turnover rate                                                          21%          15%             26%(g)
Net assets, end of period (000's)                                         $     632    $     115       $     111

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01 per share.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(i) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Select Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Select Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Liberty Value Fund, Variable Series / December 31, 2002

   Liberty Value Fund, Variable Series seeks primarily income and long-term capital growth, and secondarily, preservation of capital.

   Scott Schermerhorn, the fund's portfolio manager, is a senior vice president of Colonial Management Associates, Inc.

ANOTHER DIFFICULT YEAR FOR STOCKS
As the year began, an aggressive government stimulus package, combined with brisk consumer spending, helped stocks recover from their lows of the previous fall. By mid-year, however, both value and growth stocks headed down as investors responded to growing revelations of financial and accounting irregularities in a variety of Fortune 500 companies. Our investments in three of these companies, WorldCom, The Williams Companies and El Paso Corporation (0.4% of net assets) were the main reason for the fund's negative performance. Even though the markets moved higher in the fourth quarter of the calendar year, those positive returns were not enough to overcome the deficit created earlier in the year. We eliminated our positions in WorldCom and The Williams Companies in July.

HELP FROM TELECOMMUNICATIONS AND PHARMACEUTICALS
The telecommunications sector contributed positively to fund performance as many local providers returned to a slower growth strategy with greater emphasis on paying stable dividends. We increased our exposure to telecommunications companies at the end of the third quarter, and our positions in Verizon, Bell South and SBC (2.9%, 1.9% and 2.0% of net assets, respectively) all helped performance.

   We also did well with health care and pharmaceutical stocks. Earnings at Merck (2.6% of net assets) were flat compared to the previous year, which was a good sign in a generally weak market for corporate profits. Overall, we reduced our position in Merck during the period. We are maintaining a position in this company because we believe Merck has the potential to perform well. We also favored the energy sector, but we believe the companies we own would still have reasonable profit potential even if the price of oil settles at around $25 a barrel, which is what we expect it to do in the year ahead.

BACK TO BASICS
Based on our belief that consumers may substantially reduce their spending on non-essential items, we reduced our retail holdings. In the same spirit, we started a position in Safeway (2.5% of net assets), a well-managed, high quality grocery store chain that has the potential to fare well even if consumers pull back on spending. While we don't anticipate another lapse into recession, we believe that much of the spending fueled by mortgage refinancing and zero-percent vehicle loans is likely to fall off in the coming year.

MODEST RECOVERY EXPECTED NEXT YEAR
Looking forward to 2003, we expect a gradual economic recovery that may not be as robust as investors would like. We are focusing on undervalued sectors that we believe should appreciate over time, with a bias toward stocks that pay dividends. These companies may have an added benefit in difficult markets: they can cut dividends if necessary to maintain their financial strength without having to resort to borrowing. Despite the economic uncertainty, we still believe that the greatest risk is not to be invested in the stock market.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Liberty Value Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION

Liberty Value Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                    1-YEAR   5-YEAR   LIFE
----------------------------------------------------------
Class A (7/1/93)                    -20.53     1.61   8.82
S&P 500 Index(1)                    -22.09    -0.58   9.31

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/1/93 - 12/31/02

Class A: $22,317

              CLASS A SHARES    S&P 500 INDEX
  7/2/1993       $     9,970      $    10,000
  8/1/1993       $    10,070      $     9,960
  9/1/1993       $    10,540      $    10,337
 10/1/1993       $    10,540      $    10,258
 11/1/1993       $    10,710      $    10,470
 12/1/1993       $    10,400      $    10,371
  1/1/1994       $    10,501      $    10,496
  2/1/1994       $    10,856      $    10,853
  3/1/1994       $    10,674      $    10,559
  4/1/1994       $    10,339      $    10,100
  5/1/1994       $    10,420      $    10,229
  6/1/1994       $    10,360      $    10,396
  7/1/1994       $    10,157      $    10,141
  8/1/1994       $    10,460      $    10,474
  9/1/1994       $    10,724      $    10,902
 10/1/1994       $    10,582      $    10,636
 11/1/1994       $    10,511      $    10,874
 12/1/1994       $    10,156      $    10,478
  1/1/1995       $    10,421      $    10,633
  2/1/1995       $    10,557      $    10,909
  3/1/1995       $    10,910      $    11,333
  4/1/1995       $    11,181      $    11,668
  5/1/1995       $    11,452      $    12,011
  6/1/1995       $    11,836      $    12,490
  7/1/1995       $    12,117      $    12,780
  8/1/1995       $    12,428      $    13,203
  9/1/1995       $    12,678      $    13,236
 10/1/1995       $    12,876      $    13,794
 11/1/1995       $    12,948      $    13,744
 12/1/1995       $    13,572      $    14,346
  1/1/1996       $    13,626      $    14,623
  2/1/1996       $    14,099      $    15,121
  3/1/1996       $    14,260      $    15,261
  4/1/1996       $    14,324      $    15,408
  5/1/1996       $    14,517      $    15,634
  6/1/1996       $    14,745      $    16,036
  7/1/1996       $    14,778      $    16,097
  8/1/1996       $    14,175      $    15,385
  9/1/1996       $    14,465      $    15,710
 10/1/1996       $    14,993      $    16,593
 11/1/1996       $    15,251      $    17,051
 12/1/1996       $    15,973      $    18,338
  1/1/1997       $    15,974      $    17,975
  2/1/1997       $    16,501      $    19,097
  3/1/1997       $    16,685      $    19,248
  4/1/1997       $    15,895      $    18,459
  5/1/1997       $    16,697      $    19,559
  6/1/1997       $    17,680      $    20,754
  7/1/1997       $    18,606      $    21,677
  8/1/1997       $    19,408      $    23,401
  9/1/1997       $    19,133      $    22,090
 10/1/1997       $    20,105      $    23,299
 11/1/1997       $    19,429      $    22,520
 12/1/1997       $    20,300      $    23,563
  1/1/1998       $    20,602      $    23,968
  2/1/1998       $    20,656      $    24,232
  3/1/1998       $    22,040      $    25,979
  4/1/1998       $    22,643      $    27,309
  5/1/1998       $    22,927      $    27,588
  6/1/1998       $    22,282      $    27,113
  7/1/1998       $    22,940      $    28,214
  8/1/1998       $    22,079      $    27,915
  9/1/1998       $    19,355      $    23,881
 10/1/1998       $    19,059      $    25,412
 11/1/1998       $    20,804      $    27,476
 12/1/1998       $    21,974      $    29,141
  1/1/1999       $    22,897      $    30,819
  2/1/1999       $    23,217      $    32,107
  3/1/1999       $    22,267      $    31,109
  4/1/1999       $    22,895      $    32,353
  5/1/1999       $    23,594      $    33,605
  6/1/1999       $    23,455      $    32,812
  7/1/1999       $    24,892      $    34,627
  8/1/1999       $    24,153      $    33,550
  9/1/1999       $    23,998      $    33,382
 10/1/1999       $    23,329      $    32,467
 11/1/1999       $    24,348      $    34,522
 12/1/1999       $    24,222      $    35,223
  1/1/2000       $    24,166      $    37,294
  2/1/2000       $    22,975      $    35,422
  3/1/2000       $    21,307      $    34,753
  4/1/2000       $    23,783      $    38,152
  5/1/2000       $    24,460      $    37,003
  6/1/2000       $    25,744      $    36,245
  7/1/2000       $    24,187      $    37,136
  8/1/2000       $    24,151      $    36,557
  9/1/2000       $    25,213      $    38,827
 10/1/2000       $    25,599      $    36,777
 11/1/2000       $    26,664      $    36,623
 12/1/2000       $    26,443      $    33,737
  1/1/2001       $    28,135      $    33,902
  2/1/2001       $    28,191      $    35,106
  3/1/2001       $    27,650      $    31,907
  4/1/2001       $    26,981      $    29,888
  5/1/2001       $    27,539      $    32,207
  6/1/2001       $    27,875      $    32,423
  7/1/2001       $    26,889      $    31,635
  8/1/2001       $    27,746      $    31,325
  9/1/2001       $    27,652      $    29,367
 10/1/2001       $    26,480      $    26,997
 11/1/2001       $    27,298      $    27,513
 12/1/2001       $    27,874      $    29,623
  1/1/2002       $    28,083      $    29,884
  2/1/2002       $    27,392      $    29,447
  3/1/2002       $    27,921      $    28,879
  4/1/2002       $    28,672      $    29,965
  5/1/2002       $    27,961      $    28,149
  6/1/2002       $    27,656      $    27,944
  7/1/2002       $    24,282      $    25,954
  8/1/2002       $    22,208      $    23,932
  9/1/2002       $    23,021      $    24,088
 10/1/2002       $    20,535      $    21,472
 11/1/2002       $    21,991      $    23,359
 12/1/2002       $    23,405      $    24,733
12/31/2002       $    22,317      $    23,289

NET ASSET VALUE PER SHARE ($)          12/31/01   12/31/02
----------------------------------------------------------
Class A                                  13.82     10.72

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in shares price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from June 30, 1993.

INVESTMENT PORTFOLIO
Liberty Value Fund, Variable Series / December 31, 2002

                                              SHARES          VALUE
                                            -----------   -------------
COMMON STOCKS--98.6%
CONSUMER DISCRETIONARY--11.9%
AUTOMOBILES & COMPONENTS--1.4%
AUTO PARTS & EQUIPMENT--1.4%
Delphi Automotive Systems Corp.                 195,178   $   1,571,183
                                                          -------------
CONSUMER DURABLES & APPAREL--1.1%
CONSUMER ELECTRONICS--1.1%
Matsushita Electric Industrial Co.,
   Ltd., ADR                                    125,900       1,208,640
                                                          -------------
HOTELS, RESTAURANTS & LEISURE--2.1%
RESTAURANTS--2.1%
McDonald's Corp.                                141,500       2,275,320
                                                          -------------
MEDIA--5.5%
ADVERTISING--1.1%
Interpublic Group of Companies, Inc.             79,400       1,117,952
                                                          -------------
BROADCASTING & CABLE TV--1.9%
Comcast Corp.(a)                                 89,200       2,102,444
                                                          -------------
MOVIES & ENTERTAINMENT--2.5%
AOL Time Warner, Inc.(a)                         78,200       1,024,420
News Corp., Ltd., ADR                            65,700       1,724,625
                                                          -------------
                                                              2,749,045
                                                          -------------
RETAILING--1.8%
SPECIALTY STORES--1.8%
Office Depot, Inc.(a)                           136,500       2,014,740
                                                          -------------

CONSUMER STAPLES--12.3%
FOOD & DRUG RETAIL--2.5%
FOOD RETAIL--2.5%
Safeway, Inc.(a)                                114,700       2,679,392
                                                          -------------
FOOD, BEVERAGES & TOBACCO--9.8%
AGRICULTURAL PRODUCTS--1.0%
Archer-Daniels-Midland Co.                       87,400       1,083,760
                                                          -------------
PACKAGED FOODS--7.9%
ConAgra Foods, Inc.                             131,500       3,288,815
Del Monte Foods Co.(a)                           19,293         148,557
H.J. Heinz Co.                                   43,200       1,419,984
Sara Lee Corp.                                  171,300       3,855,963
                                                          -------------
                                                              8,713,319
                                                          -------------
TOBACCO--0.9%
Philip Morris Companies, Inc.                    22,900         928,137
                                                          -------------

ENERGY--10.4%
INTEGRATED OIL & GAS--7.6%
ChevronTexaco Corp.                              14,500         963,960
Marathon Oil Corp.                              101,200       2,154,548
ConocoPhillips Petroleum Co.                     41,070       1,987,377
Royal Dutch Petroleum Co.,
   NY Shares                                     73,400       3,231,068
                                                          -------------
                                                              8,336,953
                                                          -------------
OIL & GAS EQUIPMENT & SERVICES--1.7%
Halliburton Co.                                  98,800       1,848,548
                                                          -------------
OIL & GAS EXPLORATION & PRODUCTION--1.1%
Anadarko Petroleum Corp.                         24,100       1,154,390
                                                          -------------

FINANCIALS--21.6%
DIVERSIFIED FINANCIAL SERVICES--7.9%

Citigroup, Inc.                                 133,600   $   4,701,384
Freddie Mac                                      28,700       1,694,735
J.P. Morgan Chase & Co.                          95,200       2,284,800
                                                          -------------
                                                              8,680,919
                                                          -------------
INSURANCE--13.7%
LIFE & HEALTH INSURANCE--3.0%
AFLAC, Inc.                                      54,500       1,641,540
Lincoln National Corp.                           51,700       1,632,686
                                                          -------------
                                                              3,274,226
                                                          -------------
MULTI-LINE INSURANCE--2.8%
American International Group, Inc.               53,000       3,066,050
                                                          -------------
PROPERTY & CASUALTY INSURANCE--7.9%
Berkshire Hathaway, Inc., Class A(a)                 70       5,092,500
Chubb Corp.                                      37,800       1,973,160
St. Paul Cos.                                    45,400       1,545,870
                                                          -------------
                                                              8,611,530
                                                          -------------

HEALTH CARE--8.7%
HEALTH CARE EQUIPMENT & SERVICES--3.7%
MANAGED HEALTHCARE SERVICES--3.7%
Aetna Inc.                                       99,100       4,074,992
                                                          -------------
PHARMACEUTICALS & BIOTECHNOLOGY--5.0%
PHARMACEUTICALS--5.0%
Bristol-Myers Squibb Co.                         43,900       1,016,285
Merck & Co., Inc.                                50,200       2,841,822
Wyeth                                            42,500       1,589,500
                                                          -------------
                                                              5,447,607
                                                          -------------

INDUSTRIALS--7.4%
CAPITAL GOODS--5.3%
AEROSPACE & DEFENSE--2.7%
Raytheon Co.                                     38,000       1,168,500
Honeywell International Inc.                     74,300       1,783,200
                                                          -------------
                                                              2,951,700
                                                          -------------
INDUSTRIAL CONGLOMERATE--1.4%
Textron Inc.                                     37,800       1,625,022
                                                          -------------
INDUSTRIAL MACHINERY--1.2%
Dover Corp.                                      44,600       1,300,536
                                                          -------------
COMMERCIAL SERVICES & SUPPLIES--1.4%
ENVIRONMENTAL SERVICES--1.4%
Waste Management, Inc.                           64,800       1,485,216
                                                          -------------
TRANSPORTATION--0.7%
AIRLINES--0.7%
AMR Corp.(a)                                    112,600         743,160
                                                          -------------

INFORMATION TECHNOLOGY--4.5%
SOFTWARE & SERVICES--1.6%
INFORMATION TECHNOLOGY CONSULTING &
SERVICES--1.6%
Electronic Data Systems Corp.                    92,100       1,697,403
                                                          -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty Value Fund, Variable Series / December 31, 2002

                                              SHARES          VALUE
                                            -----------   -------------
TECHNOLOGY HARDWARE & EQUIPMENT--2.9%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
Celestica, Inc.(a)                               53,900   $     759,990
                                                          -------------
OFFICE ELECTRONICS--1.5%
Xerox Corp.(a)                                  208,700       1,680,035
                                                          -------------
TELECOMMUNICATIONS EQUIPMENT--0.7%
Motorola, Inc.                                   85,800         742,170
                                                          -------------

MATERIALS--6.6%
CHEMICALS--1.3%
DIVERSIFIED CHEMICALS--1.3%
Akzo Nobel NV, ADR                               45,400       1,447,806
                                                          -------------
METALS & MINING--1.7%
GOLD--1.0%
Barrick Gold Corp.                               71,400       1,100,274
                                                          -------------
STEEL--0.7%
Nucor Corp.                                      17,200         710,360
                                                          -------------
PAPER & FOREST PRODUCTS--3.6%
PAPER PRODUCTS--3.6%
Bowater Inc.                                     22,700         952,265
Georgia-Pacific Corp.                           114,900       1,856,784
International Paper Co.                          33,800       1,181,986
                                                          -------------
                                                              3,991,035
                                                          -------------

TELECOMMUNICATION SERVICES--10.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--10.5%
INTEGRATED TELECOMMUNICATION SERVICES--10.5%
AT&T Corp.                                       70,700       1,845,977
BellSouth Corp.                                  80,500       2,082,535
Deutsche Telekom AG, ADR                        168,850       2,144,395
SBC Communications, Inc.                         82,000       2,223,020
Verizon Communications, Inc.                     80,700       3,127,125
                                                          -------------
                                                             11,423,052
                                                          -------------

UTILITIES--4.7%
ELECTRIC UTILITIES--2.8%
American Electric Power Co.                      20,600   $     562,998
PG&E Corp.(a)                                   123,600       1,718,040
TXU Corp.                                        38,800         724,784
                                                          -------------
                                                              3,005,822
                                                          -------------
GAS UTILITIES -- 0.4%
El Paso Corp.                                    62,800         437,088
                                                          -------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.5%
Duke Energy Corp.                                83,900       1,639,406
                                                          -------------
TOTAL COMMON STOCKS
   (cost of $122,083,949)                                   107,679,222
                                                          -------------

                                                PAR
                                            -----------
SHORT-TERM OBLIGATION -- 2.0%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at 1.180%,
   collateralized by U.S. Treasury
   Note maturing 02/15/12,
   market value $2,206,969
   (repurchase proceeds $2,160,142)
   (cost of $2,160,000)                     $ 2,160,000       2,160,000
                                                          -------------
TOTAL INVESTMENTS -- 100.6%
   (cost of $124,243,949)(b)                                109,839,222
                                                          -------------
OTHER ASSETS & LIABILITIES, NET -- (0.6)%                      (614,432)
                                                          -------------
NET ASSETS -- 100.0%                                      $ 109,224,790
                                                          =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $124,756,598. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

            ACRONYM                 NAME
            -------                 ----
              ADR         American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Liberty Value Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                      $ 124,243,949
                                                          -------------
Investments, at value                                     $ 109,839,222
Cash                                                                928
Receivable for:
   Fund shares sold                                              41,441
   Interest                                                          71
   Dividends                                                    195,897
Deferred Trustees' compensation plan                              4,607
                                                          -------------
     TOTAL ASSETS                                           110,082,166
                                                          -------------
LIABILITIES:
Payable for:
   Investments purchased                                        111,333
   Fund shares repurchased                                      607,768
   Management fee                                                63,340
   Transfer agent fee                                               625
   Pricing and bookkeeping fees                                   3,763
Deferred Trustees' fee                                            4,607
Other liabilities                                                65,940
                                                          -------------
     TOTAL LIABILITIES                                          857,376
                                                          -------------
NET ASSETS                                                $ 109,224,790
                                                          =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                           $ 137,373,784
Overdistributed net investment income                            (4,037)
Accumulated net realized loss                               (13,740,198)
Net unrealized depreciation on:
   Investments                                              (14,404,727)
   Foreign currency translations                                    (32)
                                                          -------------
NET ASSETS                                                $ 109,224,790
                                                          =============
CLASS A:
Net assets                                                $ 100,980,408
Shares outstanding                                            9,417,656
                                                          =============
Net asset value per share                                 $       10.72
                                                          =============
CLASS B:
Net assets                                                $   8,244,382
Shares outstanding                                              770,167
                                                          =============
Net asset value per share                                 $       10.70
                                                          =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Value Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                 $   2,656,322
Interest                                                         43,478
                                                          -------------
   Total Investment Income (net of foreign
      taxes withheld of $36,237)                              2,699,800
                                                          -------------
EXPENSES:
Management fee                                                  890,087
Distribution fee--Class B                                        21,281
Pricing and bookkeeping fees                                     60,845
Transfer agent fee                                                7,500
Trustees' fee                                                     9,482
Custody fee                                                       8,073
Other expenses                                                   32,177
                                                          -------------
   Total Expenses                                             1,029,445
Custody earnings credit                                             (63)
                                                          -------------
   Net Expenses                                               1,029,382
                                                          -------------
Net Investment Income                                         1,670,418
                                                          -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                            (12,969,698)
Net change in unrealized appreciation/depreciation
   on investments                                           (21,667,186)
                                                          -------------
Net Loss                                                    (34,636,884)
                                                          -------------
Net Decrease in Net Assets from Operations                $ (32,966,466)
                                                          =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Value Fund, Variable Series

                                                                           YEAR ENDED DECEMBER 31,
                                                                       -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                          2002             2001
----------------------------------                                     --------------   --------------
OPERATIONS:
Net investment income                                                  $    1,670,418   $    2,045,561
Net realized gain (loss) on investments                                   (12,969,698)      16,948,658
Net change in unrealized appreciation/depreciation on investments         (21,667,186)     (20,337,495)
                                                                       --------------   --------------
        Net Decrease from Operations                                      (32,966,466)      (1,343,276)
                                                                       --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                 (1,561,038)      (1,952,148)
   Class B                                                                   (107,850)         (92,744)
From net realized gains:
   Class A                                                                   (921,862)     (11,312,710)
   Class B                                                                    (71,850)        (537,449)
                                                                       --------------   --------------
Total Distributions Declared to Shareholders                               (2,662,600)     (13,895,051)
                                                                       --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                            5,009,117        5,987,008
   Distributions reinvested                                                 2,482,900       13,264,858
   Redemptions                                                            (31,381,229)     (42,341,707)
                                                                       --------------   --------------
        Net Decrease                                                      (23,889,212)     (23,089,841)
                                                                       --------------   --------------
Class B:
   Subscriptions                                                            4,179,765        7,448,901
   Distributions reinvested                                                   179,700          630,193
   Redemptions                                                             (1,563,744)        (902,742)
                                                                       --------------   --------------
        Net Increase                                                        2,795,721        7,176,352
                                                                       --------------   --------------
Net Decrease from Share Transactions                                      (21,093,491)     (15,913,489)
                                                                       --------------   --------------
Total Decrease in Net Assets                                              (56,722,557)     (31,151,816)
NET ASSETS:
Beginning of period                                                       165,947,347      197,099,163
                                                                       --------------   --------------
End of period (including overdistributed net investment income
   of $(4,037) and $(5,556), respectively)                             $  109,224,790   $  165,947,347
                                                                       ==============   ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                              395,329          406,061
   Issued for distributions reinvested                                        232,093          957,751
   Redemptions                                                             (2,655,968)      (2,891,621)
                                                                       --------------   --------------
        Net Decrease                                                       (2,028,546)      (1,527,809)
                                                                       --------------   --------------
Class B:
   Subscriptions                                                              336,266          506,945
   Issued for distributions reinvested                                         16,821           45,567
   Redemptions                                                               (144,885)         (62,240)
                                                                       --------------   --------------
        Net Increase                                                          208,202          490,272
                                                                       --------------   --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Value Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek primarily income and long-term capital growth and secondarily, preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions,

NOTES TO FINANCIAL STATEMENTS
Liberty Value Fund, Variable Series / December 31, 2002

at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

OVERDISTRIBUTED NET    ACCUMULATED NET    PAID-IN
 INVESTMENT INCOME      REALIZED LOSS     CAPITAL
-------------------    ---------------    -------
     $    (11)             $    10         $   1

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                     2002          2001
                                 -----------   ------------
Distributions paid from:
   Ordinary Income               $ 1,668,888   $  3,940,882
   Long-term capital gain            993,712      9,954,169
                                 -----------   ------------
                                 $ 2,662,600   $ 13,895,051
                                 ===========   ============

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED        UNREALIZED
        ORDINARY INCOME      DEPRECIATION*
        ---------------      -------------
           $   2,139         $ (14,917,408)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS
Liberty Value Fund, Variable Series / December 31, 2002

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF           CAPITAL LOSS
    EXPIRATION          CARRYFORWARD
    ----------          ------------
       2010             $ 11,754,808

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $1,472,740 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $63 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $91,516,373 and $105,183,601, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $    8,847,949
     Gross unrealized depreciation           (23,765,325)
                                          --------------
       Net unrealized depreciation        $  (14,917,376)
                                          ==============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

   For the year ended December 31, 2002, the Fund used AlphaTrade Inc. and Fleet Securities, Inc., both wholly-owned subsidiaries of Colonial, as brokers. Total commissions paid to AlphaTrade Inc. and Fleet Securities, Inc. during the year were $16,343 and $525, respectively.

NOTE 6. PROPOSED REORGANIZATION

   The Board of Trustees has approved a proposal to reorganize the Fund, subject to shareholder approval and the satisfaction of certain other conditions. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 19, 2003. If approved at the special meeting, the reorganization is proposed to take place on or around
April 4, 2003.

FINANCIAL HIGHLIGHTS
Liberty Value Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                      2002         2001         2000        1999         1998
                                                   ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD               $   13.82    $   15.11    $   13.18    $   16.39    $   15.34
                                                   ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                0.15         0.17         0.18         0.17         0.20
Net realized and unrealized gain (loss) on
   investments and foreign currency                    (2.99)       (0.19)        1.98         0.69         1.50
                                                   ---------    ---------    ---------    ---------    ---------
     Total from Investment Operations                  (2.84)       (0.02)        2.16         0.86         1.70
                                                   ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.17)       (0.21)       (0.19)       (0.15)       (0.18)
In excess of net investment income                        --           --        (0.01)          --           --
From net realized gains                                (0.09)       (1.06)       (0.03)       (3.85)       (0.47)
In excess of net realized gains                           --           --           --        (0.07)          --
                                                   ---------    ---------    ---------    ---------    ---------
     Total Distributions Declared to Shareholders      (0.26)      (1.27)        (0.23)       (4.07)       (0.65)
                                                   ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $   10.72    $   13.82    $   15.11    $   13.18    $   16.39
                                                   =========    =========    =========    =========    =========
Total return(b)(c)                                    (20.53)%      (0.18)%      16.43%        5.55%       11.13%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(d)                                             0.74%        0.81%        0.74%        0.73%        0.76%
Net investment income(d)                                1.24%        1.16%        1.34%        0.99%        1.24%
Portfolio turnover rate                                   68%          54%          84%         172%          28%
Net assets, end of period (000's)                  $ 100,980    $ 158,193    $ 196,017    $ 197,523    $ 149,820

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Liberty Value Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Value Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Newport Tiger Fund, Variable Series / December 31, 2002

 Newport Tiger Fund, Variable Series seeks long-term capital appreciation.

 Since August 2002, Eric Sandlund, senior equity portfolio manager of Newport Pacific Management, Inc., has served as the portfolio manager of the fund. Previous to that, the fund was managed by Lynda Couch.

Weakness in the global economy took its toll on Asia during the period. Economies that depend mostly on exports for their economic strength were particularly hard hit, especially Singapore, Hong Kong and Taiwan. However, countries for which domestic spending has become a bigger part of economic growth, including India, China and Thailand, were in a better position to weather the global economic downturn.

HONG KONG AND SINGAPORE UNDERPERFORMED OTHER ASIAN MARKETS
The fund's relatively large positions in Hong Kong and Singapore were the main detractors from returns, as these markets were among the worst performers in Asia. Hong Kong's real estate sector, which has been the traditional driver of the economy, suffered from a decline in property values. Singapore was affected primarily by the lower demand for exports which resulted from the pull-back in the global economy.

INVESTMENTS IN "CONTINENTAL ECONOMIES" AIDED PERFORMANCE
The economies of China and India are considered continental economies because they have large and diverse populations that can support commerce within their borders and hence are less dependent on exports for their economic strength. When investing in these two countries, we focused on companies whose earnings come primarily from domestic consumption.

   In China we sought less volatile companies that offer stable growth over the long term. Two examples are Beijing Datang, a utility company, and Zhejiang Expressway (1.1% and 1.0% of net assets, respectively), a company that operates toll roads in the greater Shanghai area, the fastest growing region in China. We believe that Zhejiang Expressway could prosper from China's dramatic increase in the use of private automobiles.

   In India, we found opportunity in companies that have been benefiting from the rapidly growing housing sector. We built a position in Housing Development Finance Corporation (4.9% of net assets), a mortgage lender. We also favored companies that capitalized on India's large pool of engineering and scientific talent. We invested in Infosys Technologies (6.1% of net assets), a software company that provides technical personnel to multinational corporations. We also purchased Dr. Reddy's Laboratories (2.3% of net assets), a manufacturer of generic drugs that is well-positioned to benefit from rising health care costs around the world.

THAILAND'S PRO-GROWTH AGENDA LED TO INVESTMENT OPPORTUNITIES
The government of Thailand has adopted a pro-growth agenda that encourages infrastructure development and personal spending. Interest rates in Thailand have declined dramatically, and there has been a substantial rise in automobile and home sales. To take advantage of these trends, we invested in Siam Cement (2.0% of net assets), a company that could profit from an increase in construction projects. We also invested in Thai banks, which could do well in an environment of lower interest rates and economic expansion.

FOCUSING ON DOMESTIC GROWTH
We are concerned about the prospects for the US economy and are cautious about investing in countries that rely heavily on the United States as an export market. Therefore, we plan to focus primarily on regions in which economic growth is driven more by internal demand for goods and services. These include China and India, where economic growth is estimated to be two to three times that of most other countries. We also believe the domestic economy in Thailand will continue to be a source of investment opportunity for the fund.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in Newport Tiger, Variable Series offers long-term growth potential; however, the net asset value of the fund will fluctuate due to economic and political developments and currency exchange rate fluctuations. Many of the Asian countries are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Holdings are disclosed as of December 31, 2002 and are subject to change.

PERFORMANCE INFORMATION
Newport Tiger Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                     1-YEAR   5-YEAR     LIFE
-------------------------------------------------------------
Class A (5/1/95)                     -16.96    -2.13    -2.96
MSCI AC Free Asia ex
Japan Index(1)                        -6.09    -2.81    -6.07
MSCI EAFE (GDP) Index(1)             -15.90    -1.71     1.16

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 5/1/1995 - 12/31/02

Class A: $7,944

             CLASS A SHARES    MSCI EAFE     MSCI AC FREE ASIA
                              (GDP) INDEX    EX JAPAN INDEX
  5/1/1995        $  10,000     $  10,000           $  10,000
 5/31/1995        $  11,100     $   9,903           $  11,125
 6/30/1995        $  10,900     $   9,792           $  10,951
 7/31/1995        $  11,200     $  10,432           $  11,157
 8/31/1995        $  10,851     $   9,996           $  10,643
 9/30/1995        $  11,050     $  10,115           $  10,770
10/31/1995        $  11,000     $   9,822           $  10,584
11/30/1995        $  11,050     $  10,029           $  10,344
12/31/1995        $  11,501     $  10,459           $  10,856
 1/31/1996        $  12,661     $  10,591           $  11,700
 2/29/1996        $  12,560     $  10,623           $  11,827
 3/31/1996        $  12,560     $  10,764           $  11,914
 4/30/1996        $  12,510     $  11,099           $  12,342
 5/31/1996        $  12,460     $  10,935           $  12,204
 6/30/1996        $  12,208     $  11,020           $  12,022
 7/31/1996        $  11,552     $  10,704           $  11,135
 8/31/1996        $  11,956     $  10,697           $  11,471
 9/30/1996        $  12,308     $  10,992           $  11,669
10/31/1996        $  12,207     $  10,872           $  11,447
11/30/1996        $  12,813     $  11,336           $  11,987
12/31/1996        $  12,851     $  11,256           $  11,945
 1/31/1997        $  12,750     $  11,044           $  12,193
 2/28/1997        $  12,750     $  11,121           $  12,296
 3/31/1997        $  11,985     $  11,334           $  11,602
 4/30/1997        $  11,781     $  11,305           $  11,429
 5/31/1997        $  12,852     $  11,894           $  11,946
 6/30/1997        $  13,464     $  12,602           $  12,384
 7/31/1997        $  13,668     $  12,879           $  12,488
 8/31/1997        $  11,324     $  11,955           $  10,274
 9/30/1997        $  11,681     $  12,722           $  10,227
10/31/1997        $   9,028     $  11,782           $   7,954
11/30/1997        $   8,876     $  11,734           $   7,408
12/31/1997        $   8,850     $  11,904           $   7,132
 1/31/1998        $   7,556     $  12,523           $   6,515
 2/28/1998        $   9,212     $  13,243           $   7,897
 3/31/1998        $   9,161     $  13,965           $   7,781
 4/30/1998        $   8,385     $  14,174           $   7,098
 5/31/1998        $   7,246     $  14,375           $   6,015
 6/30/1998        $   6,522     $  14,510           $   5,340
 7/31/1998        $   6,004     $  14,699           $   5,205
 8/31/1998        $   5,124     $  12,762           $   4,455
 9/30/1998        $   6,003     $  12,406           $   4,897
10/31/1998        $   7,763     $  13,786           $   5,961
11/30/1998        $   8,281     $  14,502           $   6,442
12/31/1998        $   8,281     $  15,085           $   6,576
 1/31/1999        $   7,806     $  15,100           $   6,472
 2/28/1999        $   7,806     $  14,626           $   6,345
 3/31/1999        $   8,492     $  15,395           $   7,106
 4/30/1999        $  10,338     $  16,013           $   8,405
 5/31/1999        $   9,652     $  15,174           $   8,224
 6/30/1999        $  10,707     $  15,937           $   9,509
 7/31/1999        $  10,707     $  16,421           $   9,300
 8/31/1999        $  10,760     $  16,528           $   9,530
 9/30/1999        $  10,338     $  16,812           $   8,863
10/31/1999        $  11,023     $  17,391           $   9,148
11/30/1999        $  12,342     $  18,013           $  10,017
12/31/1999        $  13,912     $  19,762           $  10,829
 1/31/2000        $  13,274     $  18,669           $  10,776
 2/29/2000        $  13,646     $  19,356           $  10,551
 3/31/2000        $  14,177     $  19,931           $  10,799
 4/30/2000        $  13,274     $  18,710           $   9,809
 5/31/2000        $  12,530     $  18,292           $   8,955
 6/30/2000        $  13,857     $  19,088           $   9,429
 7/31/2000        $  13,805     $  18,128           $   9,026
 8/31/2000        $  13,698     $  18,327           $   8,959
 9/30/2000        $  12,742     $  17,475           $   7,932
10/31/2000        $  12,159     $  16,974           $   7,309
11/30/2000        $  11,522     $  16,295           $   7,026
12/31/2000        $  11,736     $  16,692           $   7,015
 1/31/2001        $  12,594     $  16,846           $   7,918
 2/28/2001        $  11,843     $  15,717           $   7,543
 3/31/2001        $  10,396     $  14,702           $   6,690
 4/30/2001        $  10,985     $  15,666           $   6,700
 5/31/2001        $  10,664     $  15,099           $   6,690
 6/30/2001        $  10,342     $  14,530           $   6,530
 7/31/2001        $  10,127     $  14,209           $   6,283
 8/31/2001        $   9,484     $  13,831           $   6,185
 9/30/2001        $   7,984     $  12,297           $   5,213
10/31/2001        $   8,198     $  12,582           $   5,494
11/30/2001        $   9,109     $  13,049           $   6,228
12/31/2001        $   9,566     $  12,985           $   6,746
 1/31/2002        $   9,566     $  12,263           $   7,015
 2/28/2002        $   9,404     $  12,383           $   7,067
 3/31/2002        $   9,782     $  13,157           $   7,542
 4/30/2002        $   9,782     $  13,234           $   7,618
 5/31/2002        $   9,459     $  13,493           $   7,446
 6/30/2002        $   8,972     $  12,994           $   7,075
 7/31/2002        $   8,486     $  11,657           $   6,807
 8/31/2002        $   8,270     $  11,647           $   6,687
 9/30/2002        $   7,567     $  10,300           $   5,951
10/31/2002        $   7,891     $  10,727           $   6,253
11/30/2002        $   8,324     $  11,280           $   6,585
12/31/2002        $   7,944     $  10,921           $   6,184

NET ASSET VALUE PER SHARE ($)       12/31/01    12/31/02
--------------------------------------------------------
Class A                               1.77        1.45

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) AC (All Country)Free Asia ex Japan Index is an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. As announced in the semiannual report dated June 30, 2002, the fund now compares its performance to the MSCI AC Free Asia ex Japan Index. In addition, this report contains returns for the fund's previous benchmark, MSCI EAFE (GDP) Index. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from April 30, 1995.

INVESTMENT PORTFOLIO
Newport Tiger Fund, Variable Series / December 31, 2002

                                              SHARES            VALUE
                                            -----------     -------------
COMMON STOCKS--98.7%
CONSUMER DISCRETIONARY--9.2%
CONSUMER DURABLES & APPAREL--2.9%
APPAREL & ACCESSORIES--2.9%
Li & Fung Ltd.                                  740,000     $     702,182
                                                            -------------
HOTELS, RESTAURANTS & LEISURE--1.9%
CASINOS & GAMING--1.9%
Genting Berhad                                  134,000           472,526
                                                            -------------
MEDIA--4.0%
BROADCASTING & CABLE TV--1.0%
Television Broadcasts Ltd.                       77,000           242,891
                                                            -------------
PUBLISHING & PRINTING--3.0%
Singapore Press Holdings Ltd.                    69,164           725,671
                                                            -------------
RETAILING--0.4%
SPECIALTY RETAIL--0.4%
Big C Supercenter(a)                            223,300            85,387
                                                            -------------

CONSUMER STAPLES--2.9%
FOOD & DRUG RETAILING--1.5%
FOOD RETAIL--1.5%
President Chain Store Corp.                     233,056           353,114
                                                            -------------
FOOD, BEVERAGES & TOBACCO--1.4%
PACKAGED FOODS--1.4%
Nestle India Ltd.                                30,100           328,526
                                                            -------------

FINANCIALS--37.9%
BANKS--16.1%
Bangkok Bank Public
   Co., Ltd.(a)                                 344,500           395,197
DBS Bank Ltd.                                    37,638           238,675
Hang Seng Bank Ltd.                             110,200         1,172,859
Hong Leong Bank Berhad                          194,000           229,737
Kookmin Bank                                     14,363           508,618
Public Bank Berhad                              608,750           416,513
Thai Farmers Bank Public
   Co., Inc.(a)                                 221,200           133,284
United Overseas Bank Ltd.                       117,000           795,895
                                                            -------------
                                                                3,890,778
                                                            -------------
DIVERSIFIED FINANCIALS--10.2%
CONSUMER FINANCE--4.9%
Housing Development
   Finance Corp., Ltd.                          159,308         1,190,076
                                                            -------------
MULTI-SECTOR HOLDINGS--5.3%
Haw Par Corp., Ltd.                                  --(b)              1
Hutchison Whampoa Ltd.                          203,500         1,273,416
Swire Pacific Ltd., Series A                        500             1,914
                                                            -------------
                                                                1,275,331
                                                            -------------
REAL ESTATE--11.6%
REAL ESTATE MANAGEMENT & DEVELOPMENT--11.6%
Cheung Kong Holdings Ltd.                        52,000           338,396
City Developments Ltd.                          154,000           369,319
Henderson Land Development
   Co., Ltd.                                     81,000           243,565
Land and House Co., Ltd.                        211,700     $     394,944
SM Prime Holdings, Inc.                       3,011,000           267,908
Sun Hung Kai Properties Ltd.                    200,000         1,182,271
                                                            -------------
                                                                2,796,403
                                                            -------------

HEALTH CARE--2.3%
PHARMACEUTICALS & BIOTECHNOLOGY--2.3%
PHARMACEUTICALS--2.3%
Dr. Reddy's Laboratories Ltd.                    28,400           548,972
                                                            -------------

INDUSTRIALS--4.7%
CAPITAL GOODS--3.3%
AEROSPACE & DEFENSE--3.3%
Singapore Technologies
   Engineering Ltd.                             843,000           801,862
                                                            -------------
ELECTRICAL COMPONENTS & EQUIPMENT--0.2%
Hon Hai Precision Industry
   Co., Ltd.                                     16,500            57,143
                                                            -------------
HIGHWAYS & RAILTRACKS--1.2%
China Merchants Holdings
   International Co, Ltd.                        58,000            40,533
Zhejiang Expressway
   Co., Ltd.                                    648,000           249,278
                                                            -------------
                                                                  289,811
                                                            -------------

INFORMATION TECHNOLOGY--19.8%
SOFTWARE & SERVICES--6.1%
INFORMATION TECHNOLOGY CONSULTING &
   SERVICES--6.1%
Infosys Technologies Ltd.                        14,900         1,482,589
                                                            -------------
TECHNOLOGY HARDWARE & EQUIPMENT--13.7%
COMPUTER STORAGE & PERIPHERALS--0.5%
Asustek Computer, Inc.                           71,000           124,993
                                                            -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
Legend Group Ltd.                               570,000           188,208
Venture Manufacturing
   (Singapore) Ltd.                              35,000           280,460
                                                            -------------
                                                                  468,668
                                                            -------------
SEMICONDUCTORS--11.3%
Samsung Electronics                               6,550         1,734,075
Taiwan Semiconductor
   Manufacturing Co.(a)                         801,541           985,445
                                                            -------------
                                                                2,719,520
                                                            -------------

MATERIALS--2.0%
CONSTRUCTION MATERIALS--2.0%
The Siam Cement Public Co.,
   Ltd. (Non Voting Depositary
   Receipts)                                     12,500           339,513
The Siam Cement Public
   Co., Ltd.                                    219,500           146,249
                                                            -------------
                                                                  485,762

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Newport Tiger Fund, Variable Series / December 31, 2002

                                              SHARES            VALUE
                                            -----------     -------------
TELECOMMUNICATION SERVICES--9.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.3%
INTEGRATED TELECOMMUNICATION SERVICES--2.3%
KT Corp., ADR                                    12,900     $     551,435
                                                            -------------
WIRELESS TELECOMMUNICATION SERVICES--7.3%
China Mobile (Hong Kong) Ltd.(a)(c)             494,500         1,177,947
SK Telecom Co., Ltd.                              3,000           579,234
                                                            -------------
                                                                1,757,181
                                                            -------------

UTILITIES--10.3%
ELECTRIC UTILITIES--6.3%
Beijing Datang Power Generation
   Co., Ltd.                                    810,000           262,260
Huaneng Power
   International, Inc.                        1,574,000         1,261,452
                                                            -------------
                                                                1,523,712
                                                            -------------
GAS UTILITIES--4.0%
Hong Kong & China Gas Co., Ltd.                 756,002           974,261
                                                            -------------
TOTAL COMMON STOCKS
   (cost of $22,709,957)                                       23,848,794
                                                            -------------

                                                PAR
                                            -----------
SHORT-TERM OBLIGATION--1.0%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at 1.180%,
   collateralized by U.S. Treasury
   Bonds and Notes with various
   maturities to 2015, market value
   $258,019 (repurchase proceeds
   $251,016) (cost of $251,000)             $   251,000           251,000
                                                            -------------
TOTAL INVESTMENTS--99.7%
   (cost of $22,960,957)(d)                                    24,099,794
                                                            -------------
OTHER ASSETS & LIABILITIES, NET--0.3%                              73,336
                                                            -------------
NET ASSETS--100.0%                                          $  24,173,130
                                                            =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Shares rounds to less than 1.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) Cost for federal income tax purposes is $23,067,788. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales.

SUMMARY OF SECURITIES
    BY COUNTRY                                             % OF TOTAL
    (UNAUDITED)                                VALUE      INVESTMENTS
---------------------------------------    ------------   -----------
Hong Kong                                  $  9,311,432          38.6%
South Korea                                   3,373,362          14.0%
Singapore                                     3,211,884          13.3%
India                                         3,001,191          12.5%
Taiwan                                        1,520,695           6.3%
Thailand                                      1,494,574           6.2%
Malaysia                                      1,118,776           4.7%
United States                                   799,972           3.3%
Philippines                                     267,908           1.1%
                                           ------------   -----------
                                           $ 24,099,794         100.0%
                                           ============   ===========

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

            ACRONYM                NAME
            -------                ----
              ADR        American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Newport Tiger Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                      $  22,960,957
                                                          -------------
Investments, at value                                     $  24,099,794
Cash                                                                466
Foreign currency (cost of $96,721)                               96,102
Receivable for:
   Investments sold                                              17,214
   Fund shares sold                                               8,612
   Interest                                                           8
   Dividends                                                     24,880
Deferred Trustees' compensation plan                              2,608
Other assets                                                     35,351
                                                          -------------
     TOTAL ASSETS                                            24,285,035
                                                          -------------
LIABILITIES:
Payable for:
   Investments purchased                                         44,742
   Fund shares repurchased                                        4,112
   Management fee                                                19,708
   Transfer agent fee                                               625
   Pricing and bookkeeping fees                                     856
   Audit fee                                                     22,895
   Custody fee                                                   11,952
   Deferred Trustees' fee                                         2,608
Other liabilities                                                 4,407
                                                          -------------
     TOTAL LIABILITIES                                          111,905
                                                          -------------
NET ASSETS                                                $  24,173,130
                                                          =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                           $  35,154,903
Overdistributed net investment income                            (3,562)
Accumulated net realized loss                               (12,116,607)
Net unrealized appreciation (depreciation) on:
   Investments                                                1,138,837
   Foreign currency translations                                   (441)
                                                          -------------
NET ASSETS                                                $  24,173,130
                                                          =============
CLASS A:
Net assets                                                $  23,086,652
Shares outstanding                                           15,971,070
                                                          =============
Net asset value per share                                 $        1.45
                                                          =============
CLASS B:
Net assets                                                $   1,086,478
Shares outstanding                                              738,389
                                                          =============
Net asset value per share                                 $        1.47
                                                          =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Newport Tiger Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                         $     672,125
Interest                                                                 40,346
                                                                  -------------
   Total Investment Income (net of foreign taxes withheld
      of $81,622)                                                       712,471
                                                                  -------------
EXPENSES:
Management fee                                                          287,063
Distribution fee--Class B                                                 2,853
Pricing and bookkeeping fees                                             11,198
Transfer agent fee                                                        7,500
Trustees' fee                                                             6,130
Audit fee                                                                21,470
Custody fee                                                              60,386
Other expenses                                                           11,405
                                                                  -------------
   Total Expenses                                                       408,005
Custody earnings credit                                                    (266)
                                                                  -------------
   Net Expenses                                                         407,739
                                                                  -------------
Net Investment Income                                                   304,732
                                                                  -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
   FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                          (13,172)
   Foreign currency transactions                                        (35,423)
                                                                  -------------
     Net realized loss                                                  (48,595)
                                                                  -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                       (3,024,661)
   Foreign currency translations                                           (407)
                                                                  -------------
     Net change in unrealized appreciation/depreciation              (3,025,068)
                                                                  -------------
Net Loss                                                             (3,073,663)
                                                                  -------------
Net Decrease in Net Assets from Operations                        $  (2,768,931)
                                                                  =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Newport Tiger Fund, Variable Series

                                                                           YEAR ENDED DECEMBER 31,
                                                                       -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                          2002             2001
----------------------------------                                     --------------   --------------
OPERATIONS:
Net investment income                                                  $      304,732   $      379,639
Net realized loss on investments and foreign currency transactions            (48,595)      (3,264,041)
Net change in unrealized appreciation/depreciation on investments and
   foreign currency translations                                           (3,025,068)      (3,653,808)
                                                                       --------------   --------------
        Net Decrease from Operations                                       (2,768,931)      (6,538,210)
                                                                       --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                   (253,001)        (277,176)
   Class B                                                                    (11,587)         (14,334)
Return of capital:
   Class A                                                                    (62,217)              --
   Class B                                                                     (2,850)              --
                                                                       --------------   --------------
Total Distributions Declared to Shareholders                                 (329,655)        (291,510)
                                                                       --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                          349,774,001      103,323,070
   Distributions reinvested                                                   315,218          277,176
   Redemptions                                                           (357,739,000)    (106,863,599)
                                                                       --------------   --------------
        Net Decrease                                                       (7,649,781)      (3,263,353)
                                                                       --------------   --------------
Class B:
   Subscriptions                                                            2,488,667       61,963,745
   Distributions reinvested                                                    14,437           14,334
   Redemptions                                                             (3,501,399)     (60,955,504)
                                                                       --------------   --------------
        Net Increase (Decrease)                                              (998,295)       1,022,575
                                                                       --------------   --------------
Net Decrease from Share Transactions                                       (8,648,076)      (2,240,778)
                                                                       --------------   --------------
Total Decrease in Net Assets                                              (11,746,662)      (9,070,498)
NET ASSETS:
Beginning of period                                                        35,919,792       44,990,290
                                                                       --------------   --------------
End of period (including overdistributed net investment income
   of $(3,562) and $(8,284), respectively)                             $   24,173,130   $   35,919,792
                                                                       ==============   ==============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                          199,407,089       56,485,625
   Issued for distributions reinvested                                        214,434          159,296
   Redemptions                                                           (202,704,318)     (57,837,979)
                                                                       --------------   --------------
        Net Decrease                                                       (3,082,795)      (1,193,058)
                                                                       --------------   --------------
Class B:
   Subscriptions                                                            1,369,557       33,916,649
   Issued for distributions reinvested                                          9,625            8,053
   Redemptions                                                             (1,874,153)     (32,985,806)
                                                                       --------------   --------------
        Net Increase/(Decrease)                                              (494,971)         938,896
                                                                       --------------   --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Newport Tiger Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Newport Tiger Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Newport Fund Management, Inc. ("Newport"), an affiliate of the Manager, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Newport and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions,

NOTES TO FINANCIAL STATEMENTS
Newport Tiger Fund, Variable Series / December 31, 2002

at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, deferral of losses from wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

OVERDISTRIBUTED NET       ACCUMULATED       PAID-IN
 INVESTMENT INCOME     NET REALIZED LOSS    CAPITAL
-------------------    -----------------    -------
    $  (35,422)            $   35,422          --

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                     2002         2001
                                  ----------   ----------
Distributions paid from:
   Ordinary income                $  264,588   $  291,510
   Return of capital                  65,067           --
                                  ----------   ----------
                                  $  329,655   $  291,510
                                  ==========   ==========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       APPRECIATION*
                       -------------
                         $ 1,031,565

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

NOTES TO FINANCIAL STATEMENTS
Newport Tiger Fund, Variable Series / December 31, 2002

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

YEAR OF EXPIRATION                 CAPITAL LOSS CARRYFORWARD
------------------                 -------------------------
       2005                              $  2,191,366
       2006                                 5,726,423
       2007                                 1,050,865
       2009                                 2,161,521
       2010                                   879,602
                                         ------------
                                         $ 12,009,777
                                         ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $106 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $266 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $8,132,655 and $14,724,145, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $  3,858,404
     Gross unrealized depreciation          (2,826,398)
                                          ------------
       Net unrealized appreciation        $  1,032,006
                                          ============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

FINANCIAL HIGHLIGHTS
Newport Tiger Fund, Variable Series--Class A Shares

                                                                      YEAR ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                      2002         2001         2000        1999         1998
                                                   ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD               $    1.77    $    2.19    $    2.62    $    1.57    $    1.71
                                                   ---------    ---------    ---------    ---------    ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                0.02         0.02         0.02         0.03         0.03
Net realized and unrealized gain (loss) on
   investments and foreign currency                    (0.32)       (0.42)       (0.43)        1.04        (0.14)
                                                   ---------    ---------    ---------    ---------    ---------
     Total from Investment Operations                  (0.30)       (0.40)       (0.41)        1.07        (0.11)
                                                   ---------    ---------    ---------    ---------    ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.02)       (0.02)       (0.02)       (0.02)       (0.03)
Return of capital                                         --(b)        --           --           --           --
                                                   ---------    ---------    ---------    ---------    ---------
     Total Distributions Declared to Shareholders      (0.02)       (0.02)       (0.02)       (0.02)       (0.03)
                                                   ---------    ---------    ---------    ---------    ---------
NET ASSET VALUE, END OF PERIOD                     $    1.45    $    1.77    $    2.19    $    2.62    $    1.57
                                                   =========    =========    =========    =========    =========
Total return(c)(d)                                    (16.96)%     (18.48)%     (15.63)%      68.01%       (6.43)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(e)                                             1.27%        1.31%        1.15%        1.21%        1.30%
Net investment income(e)                                0.96%        0.99%        0.80%        1.65%        2.16%
Portfolio turnover rate                                   28%          24%          22%          12%          16%
Net assets, end of period (000's)                  $  23,087    $  33,688    $  44,346    $  46,125    $  23,655

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Newport Tiger Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Newport Tiger Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

PORTFOLIO MANAGERS' DISCUSSION
Rydex Financial Services Fund, Variable Series / December 31, 2002

   Rydex Financial Services Fund, Variable Series seeks capital appreciation.

   The fund is managed by a team of professionals at Rydex Global Advisors.

In a year of double-digit losses for the US stock market--the third consecutive year of substantial losses--financial services stocks actually held up slightly better than the overall stock market. Nevertheless, concerns about credit quality and weak capital activity resulted in negative returns for the sector. Banking stocks turned in the best performance in the sector and the fund's exposure to this group benefited performance. The corporate lending operations of several key banks incurred heavy losses resulting from major corporate bankruptcies, including Enron and WorldCom, Inc., neither of which was owned by the fund. However, revenues from mortgage refinancing did bolster the banking group and helped offset some of the negative performance.

   Investment services firms, notably those involved in investment banking, faced serious accusations and penalties for conflicts of interest between their research and investment banking activities. Additionally, some firms were charged with allocating shares of hot initial public offerings to corporate executives to curry favor on their capital financing decisions, a practice called "spinning" by industry insiders. On an industry basis, this group, along with other diversified financial services companies, were the worst performers in the sector. Exposure to diversified financial services detracted from performance.

LOOKING AHEAD
Loan credit quality remained weak going into the new year and showed no signs of immediate improvement. A rally in the stock market would be favorable for the sector. But if the stock market continues to falter, the shares of financial services firms are likely to suffer. Further extended weakness in the stock market would have a negative impact on investment banking and private equity activity, trading profits and other activities that are sensitive to the capital markets.

This is the last report for this fund. This fund will be liquidated on Friday, March 28, 2003. If you have any questions about this liquidation, please contact your insurance company.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the financial services sector. As a non-diversified portfolio, the fund may invest a significant percentage of its assets in a single issuer. As a result, it may have increased risk compared to a more diversified fund.

PERFORMANCE INFORMATION
Rydex Financial Services Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                              1-YEAR    LIFE
-------------------------------------------------------------
Class A (5/30/00)                             -14.24    -3.05
S&P Financial Services Index(1)               -14.64    -3.04

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/2002

Class A: $9,228

                                S&P FINANCIAL
               CLASS A SHARES   SERVICES INDEX
May 30, 2000        $  10,000        $  10,000
May 31, 2000        $  10,150        $  10,000
Jun 30, 2000        $   9,600        $   9,394
Jul 31, 2000        $  10,424        $  10,365
Aug 31, 2000        $  11,499        $  11,360
Sep 30, 2000        $  11,841        $  11,631
Oct 31, 2000        $  11,774        $  11,580
Nov 30, 2000        $  11,174        $  10,898
Dec 31, 2000        $  12,186        $  11,882
Jan 31, 2001        $  11,910        $  11,848
Feb 28, 2001        $  11,188        $  11,070
Mar 31, 2001        $  10,869        $  10,737
Apr 30, 2001        $  11,180        $  11,136
May 31, 2001        $  11,575        $  11,585
Jun 30, 2001        $  11,466        $  11,580
Jul 31, 2001        $  11,306        $  11,393
Aug 31, 2001        $  10,643        $  10,699
Sep 30, 2001        $  10,088        $  10,068
Oct 31, 2001        $   9,778        $   9,880
Nov 30, 2001        $  10,475        $  10,586
Dec 31, 2001        $  10,761        $  10,818
Jan 31, 2002        $  10,660        $  10,648
Feb 28, 2002        $  10,592        $  10,493
Mar 31, 2002        $  11,267        $  11,191
Apr 30, 2002        $  11,216        $  10,892
May 31, 2002        $  11,233        $  10,874
Jun 30, 2002        $  10,685        $  10,357
Jul 31, 2002        $   9,791        $   9,536
Aug 31, 2002        $   9,968        $   9,732
Sep 30, 2002        $   8,703        $   8,594
Oct 31, 2002        $   9,354        $   9,372
Nov 30, 2002        $   9,701        $   9,757
Dec 31, 2002        $   9,228        $   9,234

NET ASSET VALUE PER SHARE ($)       12/31/01   12/31/02
-------------------------------------------------------
Class A                              12.76      10.83

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Financial Services Index is an unmanaged index that tracks the performance of domestic financial services stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Rydex Financial Services Fund, Variable Series / December 31, 2002

                                              SHARES          VALUE
                                            -----------   -------------
COMMON STOCKS--98.2%
FINANCIALS--98.2%
BANKS--39.4%
AmSouth Bancorp                                   1,320   $      25,344
BB&T Corp.                                        1,150          42,539
Bank One Corp.                                    2,410          88,086
Bank of America Corp.                             2,972         206,762
Bank of New York Co., Inc.                        1,622          38,863
Charter One Financial, Inc.                         800          22,984
Comerica, Inc.                                      520          22,485
Fifth Third Bancorp                               1,223          71,607
Golden West Financial Corp.                         550          39,495
GreenPoint Financial Corp.                          630          28,463
Huntington Bancshares, Inc.                       1,270          23,762
KeyCorp                                           1,250          31,425
M&T Bank Corp.                                      340          26,979
Marshall & Ilsley Corp.                             840          22,999
Mellon Financial Corp.                            1,150          30,026
National City Corp.                               1,380          37,702
National Commerce Financial Corp.                   950          22,658
North Fork Bancorporation, Inc.                     670          22,605
Northern Trust Corp.                                640          22,432
PNC Financial Services Group, Inc.                  710          29,749
Regions Financial Corp.                             900          30,024
SouthTrust Corp.                                  1,130          28,081
Suntrust Banks, Inc.                                640          36,429
Union Planters Corp.                                880          24,763
U.S. Bancorp                                      4,350          92,307
Wachovia Corp.                                    2,810         102,396
Washington Mutual, Inc.                           2,210          76,326
Wells Fargo & Co.                                 3,410         159,827
                                                          -------------
                                                              1,407,118
                                                          -------------
DIVERSIFIED FINANCIALS--33.2%
CONSUMER FINANCE--3.2%
Countrywide Financial Corp.                         480          24,792
Household International, Inc.                     1,170          32,538
MBNA Corp.                                        3,045          57,916
                                                          -------------
                                                                115,246
                                                          -------------
DIVERSIFIED FINANCIAL SERVICES--30.0%
American Express Co.                              2,890         102,162
Charles Schwab Corp.                              3,990          43,292
Citigroup, Inc.                                   4,534         159,551
Fannie Mae                                        2,080         133,806
Franklin Resources, Inc.                            900          30,672
Freddie Mac                                       1,510          89,165
Goldman Sachs Group, Inc.                         1,100          74,910
J.P. Morgan Chase & Co.                           4,171         100,104
Lehman Brothers Holdings, Inc.                      700          37,303
Merrill Lynch & Co., Inc.                         1,990          75,520
Moody's Corp.                                       450          18,581
Morgan Stanley                                    2,410          96,207
Principal Financial Group                         1,110          33,444
SLM Corp.                                           410          42,583
State Street Corp.                                  890          34,710
                                                          -------------
                                                              1,072,010
                                                          -------------
INSURANCE--23.8%
INSURANCE BROKERS--1.6%
Marsh & McLennan Companies, Inc.                  1,240   $      57,300
                                                          -------------
LIFE & HEALTH INSURANCE--5.2%
AFLAC, Inc.                                       1,300          39,156
Jefferson-Pilot Corp.                               630          24,009
John Hancock Financial
   Services, Inc.                                 1,070          29,853
MetLife, Inc.                                     1,720          46,509
Prudential Financial, Inc.                        1,440          45,706
                                                          -------------
                                                                185,233
                                                          -------------
MULTI-LINE INSURANCE--10.2%
American International Group, Inc.                5,261         304,343
Hartford Financial Services
   Group, Inc.                                      710          32,255
Loews Corp.                                         600          26,676
                                                          -------------
                                                                363,274
                                                          -------------
PROPERTY & CASUALTY INSURANCE--6.8%
ACE Ltd.                                            850          24,939
Allstate Corp.                                    1,545          57,150
Chubb Corp.                                         560          29,232
Progressive Corp.                                   600          29,778
St. Paul Companies, Inc.                            770          26,219
Travelers Property Casualty
   Corp.(a)                                       2,753          40,331
XL Capital Ltd.                                     440          33,990
                                                          -------------
                                                                241,639
                                                          -------------
REAL ESTATE--1.8%
REAL ESTATE INVESTMENT TRUST--1.8%
Equity Office Properties Trust                    1,360          33,973
Equity Residential                                1,310          32,200
                                                          -------------
                                                                 66,173
                                                          -------------
TOTAL COMMON STOCKS
   (cost of $3,654,300)                                       3,507,993
                                                          -------------

                                                PAR
                                            -----------
SHORT-TERM OBLIGATION--4.0%
Repurchase agreement with State Steet
   Bank & Trust Co., dated 12/31/02, due
   01/02/03 at 1.180%, collateralized by
   U.S. Treasury Bond maturing 02/15/16,
   market value $152,625
   (repurchase proceeds $143,009)
   (cost of $143,000)                       $   143,000         143,000
                                                          -------------
TOTAL INVESTMENTS--102.2%
   (cost of $3,797,300)(b)                                    3,650,993
                                                          -------------
OTHER ASSETS & LIABILITIES, NET--(2.2)%                         (79,881)
                                                          -------------
NET ASSETS--100.0%                                        $   3,571,112
                                                          =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $4,007,924. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales and investment in real estate investment trusts. Realized losses have been deferred for tax purposes and cost adjusted accordingly.See Notes to Financial Statements.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES

Rydex Financial Services Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                      $   3,797,300
                                                          -------------
Investments, at value                                     $   3,650,993
Cash                                                                286
Receivable for:
   Investments sold                                              12,140
   Fund shares sold                                               2,892
   Interest                                                           4
   Dividends                                                      5,566
   Expense reimbursement due from Manager/Distributor             3,799
Deferred Trustees' compensation plan                                593
                                                          -------------
     TOTAL ASSETS                                             3,676,273
                                                          -------------
LIABILITIES:
Payable for:
   Investments purchased                                         77,673
   Fund shares repurchased                                        1,223
   Management fee                                                 2,650
   Distribution fee--Class B                                         47
   Transfer agent fee                                               625
   Pricing and bookkeeping fees                                     850
   Trustees' fee                                                    202
   Audit fee                                                     15,250
   Reports to shareholders                                        3,380
Deferred Trustees' fee                                              593
Other liabilities                                                 2,668
                                                          -------------
     TOTAL LIABILITIES                                          105,161
                                                          -------------
NET ASSETS                                                $   3,571,112
                                                          =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                           $   4,277,483
Overdistributed net investment income                              (881)
Accumulated net realized loss                                  (559,183)
Net unrealized depreciation on investments                     (146,307)
                                                          -------------
NET ASSETS                                                $   3,571,112
                                                          =============
CLASS A:
Net assets                                                $      92,303
Shares outstanding                                                8,520
                                                          -------------
Net asset value per share                                 $       10.83
                                                          =============
CLASS B:

Net assets                                                $   3,478,809
Shares outstanding                                              321,757
                                                          -------------
Net asset value per share                                 $       10.81
                                                          =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Rydex Financial Services Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                 $      84,157
Interest                                                          1,288
                                                          -------------
   Total Investment Income                                       85,445
                                                          -------------
EXPENSES:
Management fee                                                   35,434
Distribution fee--Class B                                        10,167
Pricing and bookkeeping fees                                     10,757
Transfer agent fee                                                7,500
Trustees' fee                                                     5,864
Custody fee                                                       9,530
Audit fee                                                        15,425
Other expenses                                                    3,880
                                                          -------------
   Total Expenses                                                98,557
Fees and expenses reimbursed by Manager                         (27,926)
Fees reimbursed by Distributor--Class B                         (10,167)
Custody earnings credit                                             (99)
                                                          -------------
   Net Expenses                                                  60,365
                                                          -------------
Net Investment Income                                            25,080
                                                          -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                               (535,833)
Net change in unrealized appreciation/depreciation
   on investments                                               (37,710)
                                                          -------------
Net Loss                                                       (573,543)
                                                          -------------
Net Decrease in Net Assets from Operations                $    (548,463)
                                                          =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Rydex Financial Services Fund, Variable Series

                                                                           YEAR ENDED DECEMBER 31,
                                                                       -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                          2002             2001
----------------------------------                                     --------------   --------------
OPERATIONS:
Net investment income                                                  $       25,080   $       16,187
Net realized loss on investments                                             (535,833)         (11,097)
Net change in unrealized appreciation/depreciation on investments             (37,710)        (414,242)
                                                                       --------------   --------------
        Net Decrease from Operations                                         (548,463)        (409,152)
                                                                       --------------   --------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                       (677)            (377)
   Class B                                                                    (25,258)         (16,068)
From net realized gains:
   Class A                                                                       (280)             (43)
   Class B                                                                    (10,904)          (1,844)
                                                                       --------------   --------------
Total Distributions Declared to Shareholders                                  (37,119)         (18,332)
                                                                       --------------   --------------
SHARE TRANSACTIONS:
Class A:
   Distributions reinvested                                                       957              420
                                                                       --------------   --------------
        Net Increase                                                              957              420
                                                                       --------------   --------------
Class B:
   Subscriptions                                                            2,173,568        2,907,847
   Distributions reinvested                                                    36,162           17,912
   Redemptions                                                             (2,747,968)        (532,597)
                                                                       --------------   --------------
        Net Increase (Decrease)                                              (538,238)       2,393,162
                                                                       --------------   --------------
Net Increase (Decrease) from Share Transactions                              (537,281)       2,393,582
                                                                       --------------   --------------
Total Increase (Decrease) in Net Assets                                    (1,122,863)       1,966,098
NET ASSETS:
Beginning of period                                                         4,693,975        2,727,877
                                                                       --------------   --------------
End of period (including overdistributed net investment income
   of $(881) and $(690), respectively)                                 $    3,571,112   $    4,693,975
                                                                       ==============   ==============
CHANGES IN SHARES:
Class A:
   Issued for distributions reinvested                                             87               34
                                                                       --------------   --------------
        Net Increase                                                               87               34
                                                                       --------------   --------------
Class B:
   Subscriptions                                                              172,422          221,262
   Issued for distributions reinvested                                          3,325            1,412
   Redemptions                                                               (214,283)         (42,091)
                                                                       --------------   --------------
        Net Increase (Decrease)                                               (38,536)         180,583
                                                                       --------------   --------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Rydex Financial Services Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Rydex Financial Services Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, post-October losses,

NOTES TO FINANCIAL STATEMENTS
Rydex Financial Services Fund, Variable Series / December 31, 2002

capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

OVERDISTRIBUTED NET       ACCUMULATED        PAID-IN
 INVESTMENT INCOME     NET REALIZED LOSS     CAPITAL
-------------------    -----------------     -------
     $   664                $    818         $ (1,482)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                    2002         2001
                                 ----------   ----------
Distributions paid from:
   Ordinary income               $   32,706   $   18,332
   Long-term capital gain             4,413           --
                                 ----------   ----------
                                 $   37,119   $   18,332
                                 ==========   ==========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       DEPRECIATION*
                       -------------
                        $ (356,931)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and investments in real estate investment trusts.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                      CAPITAL LOSS
    EXPIRATION                     CARRYFORWARD
    ----------                     ------------
       2010                          $  346,531

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $1,870 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.65% annually of the Fund's average daily net assets. Rydex Global Advisors has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays Rydex Global Advisors for services rendered.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.45% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.45% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTES TO FINANCIAL STATEMENTS
Rydex Financial Services Fund, Variable Series / December 31, 2002

The Fund has an agreement with its custodian bank under which $99 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $10,002,029 and $10,527,101, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation           $   133,775
     Gross unrealized depreciation              (490,706)
                                             -----------
       Net unrealized depreciation           $  (356,931)
                                             ===========

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. FUND LIQUIDATION

   The Board of Trustees has decided to terminate the Fund. The effective date of termination for the Fund will be March 28, 2003.

FINANCIAL HIGHLIGHTS
Rydex Financial Services Fund, Variable Series -- Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                YEAR ENDED              PERIOD
                                                                               DECEMBER 31,             ENDED
                                                                          ----------------------     DECEMBER 31,
                                                                             2002         2001          2000(a)
                                                                          ---------    ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $   12.76    $   14.51       $   12.00
                                                                          ---------    ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                                       0.07         0.06            0.04
Net realized and unrealized gain (loss) on investments                        (1.89)       (1.76)           2.59
                                                                          ---------    ---------       ---------
       Total from Investment Operations                                       (1.82)       (1.70)           2.63
                                                                          ---------    ---------       ---------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                    (0.08)       (0.04)          (0.02)
In excess of net investment income                                               --           --           (0.01)
From net realized gains                                                       (0.03)       (0.01)          (0.05)
Return of capital                                                                --           --           (0.04)
                                                                          ---------    ---------       ---------
       Total Distributions Declared to Shareholders                           (0.11)       (0.05)          (0.12)
                                                                          ---------    ---------       ---------
NET ASSET VALUE, END OF PERIOD                                            $   10.83    $   12.76       $   14.51
                                                                          =========    =========       =========
Total return(c)(d)(e)                                                        (14.24)%     (11.71)%         21.88%(f)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(g)                                                                    1.45%        1.45%           1.45%(h)
Net investment income(g)                                                       0.60%        0.44%           0.50%(h)
Waiver/reimbursement                                                           0.67%        1.32%           2.89%(h)
Portfolio turnover rate                                                         242%          57%              4%(f)
Net assets, end of period (000's)                                         $      92    $     108       $     122

(a) For the period from commencement of operation on May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Rydex Financial Services Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Rydex Financial Services Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 5, the Board of Trustees has approved the liquidation of the Fund, effective March 28, 2003.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100.00% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION
Rydex Health Care Fund, Variable Series / December 31, 2002

   Rydex Health Care Fund, Variable Series seeks capital appreciation.

   The fund is managed by a team of professionals at Rydex Global Advisors.

During 2002, the health care sector declined in line with the overall stock market, which posted sizeable negative returns for the third consecutive year. An unprecedented wave of patent expirations on blockbuster medicines, along with subsequent competition from generic drug makers, contributed to slower earnings growth. In addition, the year was marked by lackluster research and development activity, and no major new drug discoveries were announced by major pharmaceutical companies.

   Our strategy has been to emphasize larger established names with sound balance sheets, proven and marketable products and strong new product pipelines. These companies exhibit pure sector exposure taking into account sales, assets and earnings. They are the companies in the health care sector that we feel represent current leadership, business momentum and market share.

   The fund's investments in biotechnology stocks were a drag on performance. Although the sector continued to demonstrate good long-term growth prospects, a series of clinical disappointments and regulatory product delays, combined with generally negative market conditions, brought stock prices down.

   Health care equipment and supply companies outperformed the sector as a whole. Investors rotated out of pharmaceutical stocks and into equipment and supply company stocks as new product launches and FDA approvals at companies such as Medtronic and Guidant (4.2% and 0.8% of net assets, respectively) raised investor expectations. Investments in health care providers and services were also strong performers throughout most of the year. However, investigations into Medicaid fraud late in the year brought the group down.

LOOKING AHEAD
We expect 2003 to be a better year for health care for several reasons. For starters, a Republican-dominated Congress is expected to set a more business-friendly tone for the industry, although one of the hottest issues in 2003 could be the legislative effort to pass a Medicare prescription drug benefit. With a new head at the Food and Drug Administration, the pace of new drug approvals, which had slowed considerably while the agency was without a commissioner, could pick up. Fewer product patents are scheduled to expire in 2003 and several new product launches are expected. What's more, the longer-term outlook for health care appears positive. Spending on health care and pharmaceuticals in the United States should continue to rise as the population ages and life expectancies get longer.

This is the last report for this fund. This fund will be liquidated on Friday, March 28, 2003. If you have any questions about this liquidation, please contact your insurance company. Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

The fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the health care sector. As a non-diversified portfolio, the fund may invest a significant percentage of its assets in the securities of a single issuer. As a result, it may have increased risk compared to a more diversified fund.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Rydex Health Care Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                   1-YEAR     LIFE
--------------------------------------------------
Class A (5/30/00)                  -19.79    -6.61
S&P Health Care Index(1)           -18.83    -5.74

Inception date of share class is in parentheses.

VALUE OF A $10,000 INVESTMENT, 5/30/00 - 12/31/02

[CHART]

Class A: $8,375

              CLASS A SHARES        S&P Health Care Index
May-2000        $     10,000                $     10,000
May-2000        $     10,067                $     10,000
Jun-2000        $     11,051                $     10,832
Jul-2000        $     10,434                $     10,224
Aug-2000        $     10,668                $     10,295
Sep-2000        $     11,085                $     10,806
Oct-2000        $     11,185                $     11,202
Nov-2000        $     11,510                $     11,679
Dec-2000        $     11,852                $     12,006
Jan-2001        $     10,885                $     11,026
Feb-2001        $     11,001                $     11,053
Mar-2001        $     10,185                $     10,232
Apr-2001        $     10,468                $     10,512
May-2001        $     10,626                $     10,640
Jun-2001        $     10,326                $     10,146
Jul-2001        $     10,660                $     10,691
Aug-2001        $     10,302                $     10,313
Sep-2001        $     10,318                $     10,463
Oct-2001        $     10,318                $     10,413
Nov-2001        $     10,710                $     10,918
Dec-2001        $     10,444                $     10,572
Jan-2002        $     10,277                $     10,472
Feb-2002        $     10,260                $     10,513
Mar-2002        $     10,285                $     10,535
Apr-2002        $      9,659                $      9,883
May-2002        $      9,535                $      9,695
Jun-2002        $      8,693                $      8,805
Jul-2002        $      8,493                $      8,624
Aug-2002        $      8,593                $      8,730
Sep-2002        $      8,085                $      8,169
Oct-2002        $      8,477                $      8,660
Nov-2002        $      8,668                $      8,893
Dec-2002        $      8,375                $      8,581

NET ASSET VALUE PER SHARE ($)       12/31/01   12/31/02
-------------------------------------------------------
Class A                              12.53      10.05

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Health Care Index is an unmanaged index that tracks the performance of domestic health care stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

INVESTMENT PORTFOLIO
Rydex Health Care Fund, Variable Series / December 31, 2002

                                                   SHARES         VALUE
                                                 -----------   -----------
COMMON STOCKS--98.2%
HEALTH CARE--98.2%
HEALTH CARE EQUIPMENT & SERVICES--27.0%
HEALTH CARE DISTRIBUTORS & SERVICES--4.5%
AmerisourceBergen Corp.                                  520   $    28,241
Cardinal Health, Inc.                                  1,987       117,610
Express Scripts, Inc.(a)                                 508        24,404
Lincare Holdings, Inc.(a)                                740        23,399
McKesson Corp.                                         1,420        38,383
Quest Diagnostics, Inc.(a)                               572        32,547
                                                               -----------
                                                                   264,584
                                                               -----------
HEALTH CARE EQUIPMENT--13.0%
Apogent Technologies, Inc.(a)                            960        19,968
Bard (C.R.), Inc.                                        420        24,360
Baxter International, Inc.                             2,730        76,440
Beckman Coulter, Inc.                                    490        14,465
Becton, Dickinson & Co.                                1,350        41,431
Bio-Rad Laboratories, Inc., Class A(a)                   190         7,353
Boston Scientific Corp.(a)                             1,940        82,489
CONMED Corp.(a)                                          550        10,774
Diagnostic Products Corp.                                250         9,655
Guidant Corp.                                          1,550        47,817
Hillenbrand Industries, Inc.                             410        19,807
ICU Medical, Inc.(a)                                     250         9,325
INAMED Corp.(a)                                          370        11,396
Invacare Corp.                                           430        14,319
Medtronic, Inc.                                        5,420       247,152
Mentor Corp.                                             380        14,630
St. Jude Medical, Inc.                                   990        39,323
Stryker Corp.                                            980        65,778
                                                               -----------
                                                                   756,482
                                                               -----------
HEALTH CARE FACILITIES--3.0%
HCA, Inc.                                              2,325        96,487
Health Management Associates, Inc.(a)                  1,450        25,955
Tenet Healthcare Corp.                                 2,237        36,687
Triad Hospitals, Inc.(a)                                 550        16,407
                                                               -----------
                                                                   175,536
                                                               -----------
HEALTH CARE SUPPLIES--0.7%
Alcon, Inc.(a)                                           210         8,284
Bausch & Lomb, Inc.                                      490        17,640
Ocular Sciences, Inc.(a)                                 400         6,208
Sybron Dental Specialties, Inc.(a)                       690        10,246
                                                               -----------
                                                                    42,378
                                                               -----------
MANAGED HEALTH CARE--5.8%
Aetna, Inc.                                              820        33,718
Anthem, Inc.(a)                                          730        45,917
CIGNA Corp.                                              680        27,962
First Health Group Corp.(a)                              760        18,506
Health Net, Inc.(a)                                      930        24,552
Oxford Health Plans, Inc.(a)                             620        22,599
UnitedHealth Group, Inc.                               1,380       115,230
Wellpoint Health Networks, Inc.                          730        51,947
                                                               -----------
                                                                   340,431
                                                               -----------
PHARMACEUTICALS & BIOTECHNOLOGY--71.2%
BIOTECHNOLOGY--8.4%
Abgenix, Inc.(a)                                       1,180         8,697
Affymetrix, Inc.(a)                                      510        11,674
Amgen, Inc.(a)                                         5,890       284,723
Biogen, Inc.(a)                                        1,040        41,662
Genzyme Corp.(a)                                       1,330        39,328
IDEC Pharmaceuticals Corp.(a)                            930        30,848
IDEXX Laboratories, Inc.(a)                              420        13,797
MedImmune, Inc.(a)                                     1,550        42,114
OSI Pharmaceuticals, Inc.(a)                             380         6,232
Protein Design Labs, Inc.(a)                           1,120         9,520
                                                               -----------
                                                                   488,595
                                                               -----------
PHARMACEUTICALS--62.8%
Abbott Laboratories                                    6,820       272,800
Allergan, Inc.                                           640        36,877
Aventis SA, ADR                                           60         3,251
Barr Laboratories, Inc.(a)                               300        19,527
Bristol-Myers Squibb Co.                               8,590       198,858
Eli Lilly & Co.                                        4,845       307,657
Forest Laboratories, Inc.(a)                             830        81,523
ICN Pharmaceuticals, Inc.                              1,080        11,783
IVAX Corp.(a)                                          1,303        15,805
Johnson & Johnson                                     12,879       691,731
Medicis Pharmaceutical Corp.(a)                          320        15,894
Merck & Co., Inc.                                      9,719       550,193
Mylan Laboratories, Inc.                                 720        25,128
Perrigo Co.(a)                                           910        11,057
Pfizer, Inc.                                          26,908       822,578
Pharmaceutical Resources, Inc.(a)                        260         7,748
Pharmacia Corp.                                        5,685       237,633
Schering-Plough Corp.                                  6,583       146,143
Wyeth                                                  5,860       219,164
                                                               -----------
                                                                 3,675,350
                                                               -----------

MATERIALS--0.0%
CHEMICALS--0.0%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.0%
Syngenta AG, ADR(a)                                        1            12
                                                               -----------
TOTAL COMMON STOCKS
   (cost of $6,551,699)                                          5,743,368
                                                               -----------

                                                    PAR
                                                 -----------
SHORT-TERM OBLIGATION--2.9%
Repurchase agreement with State
   Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03
   at 1.180%, collateralized by
   U.S. Treasury Bond maturing
   02/15/19, market value $174,816
   (repurchase proceeds $171,011)
   (cost of $171,000)                            $   171,000       171,000
                                                               -----------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Rydex Health Care Fund, Variable Series / December 31, 2002

                                                   VALUE
                                                 -----------
TOTAL INVESTMENTS--101.1%
  (cost of $6,722,699)(b)                        $ 5,914,368
                                                 -----------
OTHER ASSETS & LIABILITIES, NET--(1.1)%              (66,346)
                                                 -----------
NET ASSETS--100.0%                               $ 5,848,022
                                                 ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $7,084,161. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

            ACRONYM                NAME
            -------                ----
              ADR       American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Rydex Health Care Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                        $  6,722,699
                                                            ------------
Investments, at value                                       $  5,914,368
Cash                                                                 160
Receivable for:
   Fund shares sold                                               36,926
   Interest                                                            6
   Dividends                                                       8,491
Deferred Trustees' compensation plan                                 650
                                                            ------------
     TOTAL ASSETS                                              5,960,601
                                                            ------------
LIABILITIES:
Expense reimbursement due to Manager/Distributor                   2,593
Payable for:
   Investments purchased                                          81,298
   Management fee                                                  5,015
   Transfer agent fee                                                625
   Pricing and bookkeeping fees                                      833
   Trustees' fee                                                     352
   Audit fee                                                      15,250
   Reports to shareholders                                         3,676
Deferred Trustees' fee                                               650
Other liabilities                                                  2,287
                                                            ------------
     TOTAL LIABILITIES                                           112,579
                                                            ------------
NET ASSETS                                                  $  5,848,022
                                                            ============
COMPOSITION OF NET ASSETS:
Paid-in capital                                             $  7,336,737
Accumulated net investment loss                                   (1,049)
Accumulated net realized loss                                   (679,335)
Net unrealized depreciation on investments                      (808,331)
                                                            ------------
NET ASSETS                                                  $  5,848,022
                                                            ============
CLASS A:
Net assets                                                  $     83,785
Shares outstanding                                                 8,333
                                                            ============
Net asset value per share                                   $      10.05
                                                            ============
CLASS B:
Net assets                                                  $  5,764,237
Shares outstanding                                               573,295
                                                            ============
Net asset value per share                                   $      10.05
                                                            ============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Rydex Health Care Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                $        81,410
Interest                                                                           1,905
                                                                         ---------------
   Total Investment Income (net of foreign taxes withheld of $149)                83,315
                                                                         ---------------
EXPENSES:
Management fee                                                                    63,229
Distribution fee--Class B                                                         15,579
Pricing and bookkeeping fees                                                      10,754
Transfer agent fee                                                                 7,500
Trustees' fee                                                                      6,190
Custody fee                                                                        7,985
Audit fee                                                                         13,825
Other expenses                                                                     4,077
                                                                         ---------------
   Total Expenses                                                                129,139
Fees and expenses reimbursed by Manager                                          (12,423)
Fees reimbursed by Distributor--Class B                                          (15,579)
Custody earnings credit                                                              (76)
                                                                         ---------------
   Net Expenses                                                                  101,061
                                                                         ---------------
Net Investment Loss                                                              (17,746)
                                                                         ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                                (647,373)
Net change in unrealized appreciation/depreciation on investments               (767,971)
                                                                         ---------------
Net Loss                                                                      (1,415,344)
                                                                         ---------------
Net Decrease in Net Assets from Operations                               $    (1,433,090)
                                                                         ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Rydex Health Care Fund, Variable Series

                                                                         YEAR ENDED DECEMBER 31,
                                                                    ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                       2002               2001
----------------------------------                                  ---------------   ---------------
OPERATIONS:
Net investment loss                                                 $       (17,746)  $       (26,039)
Net realized loss on investments                                           (647,373)          (31,961)
Net change in unrealized appreciation/depreciation on investments          (767,971)         (385,128)
                                                                    ---------------   ---------------
        Net Decrease from Operations                                     (1,433,090)         (443,128)
                                                                    ---------------   ---------------
SHARE TRANSACTIONS:
Class B:
   Subscriptions                                                          2,078,830         4,551,418
   Redemptions                                                           (1,911,027)         (461,421)
                                                                    ---------------   ---------------
        Net Increase from Share Transactions                                167,803         4,089,997
                                                                    ---------------   ---------------
Total Increase (Decrease) in Net Assets                                  (1,265,287)        3,646,869
NET ASSETS:
Beginning of period                                                       7,113,309         3,466,440
                                                                    ---------------   ---------------
End of period (including accumulated net investment loss of
   of $(1,049) and $(721), respectively)                            $     5,848,022   $     7,113,309
                                                                    ===============   ===============
CHANGES IN SHARES:
Class B:
   Subscriptions                                                            185,054           360,906
   Redemptions                                                             (171,362)          (36,736)
                                                                    ---------------   ---------------
        Net Increase                                                         13,692           324,170
                                                                    ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Rydex Health Care Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Rydex Health Care Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

   The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, capital loss carryforwards, net operating losses and non-deductible expenses. Reclassifications

NOTES TO FINANCIAL STATEMENTS
Rydex Health Care Fund, Variable Series / December 31, 2002

are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

  ACCUMULATED NET     ACCUMULATED NET         PAID-IN
  INVESTMENT LOSS      REALIZED LOSS          CAPITAL
  ---------------     ---------------        ----------
      $ 17,418              $ --             $ (17,418)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       DEPRECIATION*
                       -------------
                       $ (1,169,793)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                             CAPITAL LOSS
    EXPIRATION                            CARRYFORWARD
    ----------                            ------------
       2009                                $   27,597
       2010                                   290,276
                                           ----------
                                           $  317,873
                                           ==========

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets. Rydex Global Advisors has been retained by Colonial to manage the day-to-day investment operations of the Fund. Colonial, out of the sub-advisory fee it receives, pays Rydex Global Advisors for services rendered.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.60% annually of the Fund's average daily net assets. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.60% limit on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $76 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $7,384,707 and $7,225,351, respectively.

NOTES TO FINANCIAL STATEMENTS
Rydex Health Care Fund, Variable Series / December 31, 2002

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $    217,643
     Gross unrealized depreciation          (1,387,436)
                                          ------------
       Net unrealized depreciation        $ (1,169,793)
                                          ============

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. FUND LIQUIDATION

   The Board of Trustees has decided to terminate the Fund. The effective date of termination for the Fund will be March 28, 2003.

FINANCIAL HIGHLIGHTS
Rydex Health Care Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                         PERIOD ENDED
                                                            YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                           -------------------------     ------------
                                                              2002           2001           2000(a)
                                                           ----------     ----------     ------------
Net Asset Value, Beginning of Period                       $    12.53     $    14.22     $      12.00
                                                           ----------     ----------     ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)                                          (0.03)         (0.06)           (0.03)
Net realized and unrealized gain (loss) on investments          (2.45)         (1.63)            2.25
                                                           ----------     ----------     ------------
     Total from Investment Operations                           (2.48)         (1.69)            2.22
                                                           ----------     ----------     ------------
NET ASSET VALUE, END OF PERIOD                             $    10.05     $    12.53     $      14.22
                                                           ==========     ==========     ============
Total return(c)(d)(e)                                          (19.79)%       (11.88)%          18.50%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(g)                                                      1.60%          1.60%            1.60%(h)
Net investment loss(g)                                          (0.28)         (0.49)%          (0.37)%(h)
Waiver/reimbursement                                             0.20%          0.76%            2.54%(h)
Portfolio turnover rate                                           115%            12%               0%(f)
Net assets, end of period (000's)                          $       84     $      104     $        119

(a) For the period from commencement of operations on May 30, 2000 to December 31, 2000
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Class A Shareholders of Rydex Health Care Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Rydex Health Care Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the Class A financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As discussed in Note 5, the Board of Trustees has approved the liquidation of the Fund, effective March 28, 2003.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Global Utilities Fund, Variable Series / December 31, 2002

 Stein Roe Global Utilities Fund, Variable Series seeks current income and long-term growth of capital and income.

 Charles R. Roberts and Edward Paik are co-managers of the fund. Mr. Roberts is a senior vice president of Stein Roe & Farnham, and Mr. Paik is a vice president of Stein Roe & Farnham. Prior to January 2003, Scott Schermerhorn was a co-manager of the fund.

A CHALLENGING YEAR FOR UTILITIES
In the United States, both growth and value stocks fared poorly in the first half of the year as investors responded to growing revelations of financial and accounting scandals in a variety of Fortune 500 companies. Domestic utilities markets rallied somewhat in the fourth quarter, but those positive returns were not strong enough to overcome the deficit in the early part of the year. While the fund did not generate a positive return in 2002, it outperformed the S&P 500 Index as well as its two benchmarks, the S&P Utilities Index and the MSCI World ND Index, thanks to its investments in utilities markets outside the United States. However, our investments in WorldCom, The Williams Companies and El Paso Corporation (0.2% of net assets) were the major reason for the fund's negative performance. We eliminated our positions in WorldCom and The Williams Companies during July.

THE IMPACT OF DEREGULATION
The deregulation of US utilities over the past few years has had unexpected effects. It has prompted many companies to pursue growth strategies for the first time, but unfortunately, market conditions have not been right for growth. In addition, the added debt many companies took on has dragged performance down. One area where we have seen an improvement, however, was telecommunications, where many local providers have been reverting to a slower growth plan with a greater emphasis on paying stable dividends. We increased our exposure to these types of telecommunications companies at the end of the third quarter, and our positions in Verizon, BellSouth and SBC (2.6%, 1.5% and 2.5% of net assets, respectively) all helped performance.

STRONG RESULTS OVERSEAS
Deregulation has also been a factor in our global investment strategy. Before deregulation, investors could count on most foreign utilities for steady returns, but over the past few years the differences between companies have become more pronounced. As a result, we have grown more selective about our international holdings and maintained a very concentrated overseas portfolio with just 16 stocks accounting for 65.2% of the fund's net assets as of December 31, 2002. The international portion of the fund returned approximately 19% for the year.

OPPORTUNITIES IN GAS DISTRIBUTION, TOLL ROADS
Gas distribution is considered a growth area overseas because gas for residential and commercial heating is becoming the fuel of choice in many countries. Our investments in Tokyo Gas and Hong Kong and China Gas (4.9% and 5.0% of net assets, respectively) were strong performers.

   Another successful sector overseas, which doesn't have an exact counterpart in the US, is toll road management companies. These are regulated monopolies that operate under long-term government contracts to collect tolls and maintain roads. Improvements in automatic toll collection and higher traffic levels throughout Europe have been a boon to this industry. Concessioni e Costruzioni Autostrade S.p.A. (5.1% of net assets), which manages Italy's toll roads, was one of the best performers in this group for the year.

PROSPECTS FOR A SMOOTHER YEAR AHEAD
We believe the worst is behind us for US utility stocks. Valuations are still low enough to offer some growth potential, and we believe the telecommunications sector will continue to improve. International markets are likely to continue to require careful stock selection, but we are optimistic about the sectors we have emphasized. We expect the most significant growth to come from our international holdings in the coming year.

Economic and market conditions can frequently change. There is no assurance that the trends described in this report will continue or commence.

An investment in Stein Roe Global Utilities Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Global Utilities Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                             1-YEAR   5-YEAR    LIFE
----------------------------------------------------
Class A (7/1/93)              -13.32    -0.31    5.14
Class B(1) (6/1/00)           -13.49    -0.41    5.08
S&P Utilities Index(2)        -29.99    -4.41    2.09
MSCI World ND Index(2)        -19.89    -2.11    5.02

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 7/1/93 - 12/31/02

Class A: $16,102
Class B: $16,017

              CLASS A SHARES   S&P UTILITIES INDEX     MSCI WORLD ND INDEX
Jul-1993        $   10,000         $   10,000             $   10,000
Jul-1993        $   10,110         $   10,219             $   10,203
Aug-1993        $   10,350         $   10,623             $   10,668                         `
Sep-1993        $   10,260         $   10,525             $   10,469
Oct-1993        $   10,120         $   10,303             $   10,755
Nov-1993        $    9,670         $    9,764             $   10,144
Dec-1993        $    9,830         $    9,886             $   10,638
Jan-1994        $    9,667         $    9,767             $   11,337
Feb-1994        $    9,218         $    9,232             $   11,187
Mar-1994        $    8,954         $    8,784             $   10,703
Apr-1994        $    9,147         $    8,885             $   11,031
May-1994        $    8,760         $    8,457             $   11,057
Jun-1994        $    8,577         $    8,208             $   11,023
Jul-1994        $    8,883         $    8,633             $   11,231
Aug-1994        $    8,913         $    8,681             $   11,566
Sep-1994        $    8,699         $    8,495             $   11,260
Oct-1994        $    8,811         $    8,644             $   11,577
Nov-1994        $    8,771         $    8,670             $   11,073
Dec-1994        $    8,821         $    8,721             $   11,177
Jan-1995        $    9,353         $    9,291             $   11,006
Feb-1995        $    9,419         $    9,356             $   11,163
Mar-1995        $    9,364         $    9,199             $   11,699
Apr-1995        $    9,560         $    9,489             $   12,104
May-1995        $    9,995         $   10,172             $   12,204
Jun-1995        $   10,060         $   10,074             $   12,198
Jul-1995        $   10,136         $   10,060             $   12,805
Aug-1995        $   10,376         $   10,015             $   12,517
Sep-1995        $   10,931         $   10,663             $   12,879
Oct-1995        $   11,181         $   10,818             $   12,673
Nov-1995        $   11,388         $   10,940             $   13,110
Dec-1995        $   11,922         $   11,577             $   13,490
Jan-1996        $   12,148         $   11,803             $   13,732
Feb-1996        $   11,864         $   11,438             $   13,813
Mar-1996        $   11,750         $   11,349             $   14,040
Apr-1996        $   11,660         $   11,119             $   14,367
May-1996        $   11,682         $   11,287             $   14,377
Jun-1996        $   12,125         $   11,905             $   14,447
Jul-1996        $   11,682         $   11,144             $   13,934
Aug-1996        $   11,739         $   11,394             $   14,092
Sep-1996        $   11,785         $   11,497             $   14,640
Oct-1996        $   12,239         $   12,071             $   14,739
Nov-1996        $   12,624         $   12,315             $   15,562
Dec-1996        $   12,699         $   12,234             $   15,310
Jan-1997        $   12,983         $   12,299             $   15,492
Feb-1997        $   13,150         $   12,210             $   15,667
Mar-1997        $   12,698         $   11,815             $   15,354
Apr-1997        $   12,794         $   11,615             $   15,853
May-1997        $   13,233         $   12,129             $   16,828
Jun-1997        $   13,624         $   12,496             $   17,664
Jul-1997        $   13,850         $   12,768             $   18,475
Aug-1997        $   13,542         $   12,528             $   17,235
Sep-1997        $   14,182         $   13,061             $   18,169
Oct-1997        $   14,372         $   13,185             $   17,210
Nov-1997        $   15,618         $   14,176             $   17,511
Dec-1997        $   16,351         $   15,250             $   17,721
Jan-1998        $   16,076         $   14,632             $   18,212
Feb-1998        $   16,872         $   15,127             $   19,441
Mar-1998        $   17,984         $   16,111             $   20,260
Apr-1998        $   17,957         $   15,739             $   20,454
May-1998        $   17,696         $   15,682             $   20,195
Jun-1998        $   18,025         $   16,281             $   20,671
Jul-1998        $   18,355         $   15,458             $   20,634
Aug-1998        $   16,053         $   15,820             $   17,879
Sep-1998        $   16,898         $   17,072             $   18,192
Oct-1998        $   17,631         $   16,745             $   19,833
Nov-1998        $   18,060         $   16,993             $   21,009
Dec-1998        $   19,349         $   17,513             $   22,032
Jan-1999        $   20,081         $   16,746             $   22,513
Feb-1999        $   19,322         $   16,107             $   21,912
Mar-1999        $   19,236         $   15,853             $   22,821
Apr-1999        $   20,123         $   17,210             $   23,718
May-1999        $   20,659         $   18,296             $   22,847
Jun-1999        $   21,010         $   17,655             $   23,910
Jul-1999        $   20,575         $   17,439             $   23,836
Aug-1999        $   19,999         $   17,617             $   23,790
Sep-1999        $   19,957         $   16,770             $   23,557
Oct-1999        $   21,308         $   17,012             $   24,778
Nov-1999        $   21,968         $   15,749             $   25,471
Dec-1999        $   24,892         $   15,905             $   27,529
Jan-2000        $   24,748         $   17,630             $   25,949
Feb-2000        $   25,750         $   16,543             $   26,017
Mar-2000        $   26,896         $   17,093             $   27,812
Apr-2000        $   24,545         $   18,424             $   26,633
May-2000        $   23,951         $   19,230             $   25,956
Jun-2000        $   25,024         $   18,086             $   26,826
Jul-2000        $   24,196         $   19,367             $   26,066
Aug-2000        $   25,445         $   22,018             $   26,911
Sep-2000        $   24,091         $   24,040             $   25,477
Oct-2000        $   23,118         $   23,114             $   25,046
Nov-2000        $   20,069         $   22,849             $   23,523
Dec-2000        $   21,608         $   25,000             $   23,900
Jan-2001        $   21,722         $   22,571             $   24,361
Feb-2001        $   20,795         $   23,392             $   22,300
Mar-2001        $   19,882         $   23,234             $   20,830
Apr-2001        $   20,516         $   24,586             $   22,366
May-2001        $   20,516         $   23,802             $   22,075
Jun-2001        $   20,110         $   21,905             $   21,380
Jul-2001        $   20,190         $   20,895             $   21,093
Aug-2001        $   20,110         $   20,328             $   20,078
Sep-2001        $   19,289         $   17,974             $   18,308
Oct-2001        $   18,942         $   17,909             $   18,657
Nov-2001        $   18,610         $   16,948             $   19,758
Dec-2001        $   18,579         $   17,390             $   19,881
Jan-2002        $   17,945         $   16,389             $   19,277
Feb-2002        $   17,516         $   16,028             $   19,107
Mar-2002        $   18,305         $   17,979             $   19,988
Apr-2002        $   18,270         $   17,644             $   19,272
May-2002        $   18,012         $   16,077             $   19,305
Jun-2002        $   17,173         $   14,936             $   18,131
Jul-2002        $   15,186         $   12,848             $   16,601
Aug-2002        $   15,426         $   13,330             $   16,629
Sep-2002        $   14,690         $   11,607             $   14,798
Oct-2002        $   14,708         $   11,396             $   15,889
Nov-2002        $   15,461         $   11,697             $   16,744
Dec-2002        $   16,102         $   12,174             $   15,931

NET ASSET VALUE PER SHARE ($)          12/31/01     12/31/02
------------------------------------------------------------
Class A                                  10.85        9.07
Class B                                  10.81        9.04

 PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. The MSCI (Morgan Stanley Capital International) World ND Index is an unmanaged index that tracks the performance of global stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

 MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

 Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the older existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If the differences in expenses were reflected, the returns for periods prior to inception of the newer class shares would be lower.
(2) Index performances are from June 30, 1993.

INVESTMENT PORTFOLIO
Stein Roe Global Utilities Fund, Variable Series / December 31, 2002

                                                        SHARES         VALUE
                                                    ------------   ------------
COMMON STOCKS--97.0%
CONSUMER DISCRETIONARY--1.0%
MEDIA--1.0%
BROADCASTING & CABLE TV--1.0%
Comcast Corp.                                             17,177   $    404,862
                                                                   ------------

INDUSTRIALS--20.9%
TRANSPORTATION--20.9%
HIGHWAYS & RAILTRACKS--20.9%
Acesa Infraestructuras SA                                165,000      1,868,783
Brisa-Auto Estradas de Portugal SA                       250,000      1,384,283
Concessioni e Costruzioni
   Autostrade S.p.A.                                     200,000      1,988,334
Jiangsu Expressway Co., Ltd.,
   Class H                                             4,500,000      1,327,170
Zhejiang Expressway Co., Ltd.                          4,000,000      1,538,748
                                                                   ------------
                                                                      8,107,318
                                                                   ------------

TELECOMMUNICATION SERVICES--7.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--7.6%
INTEGRATED TELECOMMUNICATION SERVICES--7.6%
ALLTEL Corp.                                               2,000        102,000
AT&T Corp.                                                10,620        277,288
BellSouth Corp.                                           22,100        571,727
SBC Communications, Inc., Class A                         35,539        963,462
Verizon Communications                                    25,900      1,003,625
                                                                   ------------
                                                                      2,918,102
                                                                   ------------
WIRELESS TELECOMMUNICATION SERVICES--0.2%
AT&T Wireless Services, Inc.(a)                           15,000         84,750
                                                                   ------------

UTILITIES--67.3%
ELECTRIC UTILITIES--23.7%
American Electric Power Co., Inc.                          9,000        245,970
Beijing Datang Power Generation
   Co., Ltd., Class H                                  3,000,000        971,334
Edison International                                      57,400        680,190
Exelon Corp.                                              16,100        849,597
FPL Group, Inc.                                            8,000        481,040
FirstEnergy Corp.                                         12,300        405,531
Huaneng Power International, Inc.                      1,200,000        961,717
Northeast Utilities                                       27,400        415,658
PG&E Corp.(a)                                             30,400        422,560
PNM Resources, Inc.                                       22,000        524,040
Pinnacle West Capital Corp.                               19,500        664,755
Public Service Enterprise Group, Inc.                      9,000        288,900
Scottish & Southern Energy PLC                           150,000      1,641,690
Southern Company                                          17,647        500,998
UIL Holdings Corp.                                         3,300        115,071
                                                                   ------------
                                                                      9,169,051
                                                                   ------------
GAS UTILITIES--26.0%
El Paso Corp.                                             10,900         75,864
Enagas                                                   300,000      1,824,737
Hong Kong & China Gas Co., Ltd.                        1,500,000      1,933,052
Italgas S.p.A.                                           170,000      2,310,495
Snam Rete Gas S.p.A.                                     600,000      2,044,964
Tokyo Gas Co., Ltd.                                      600,000      1,879,421
                                                                   ------------
                                                                     10,068,533
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER--13.3%
Consolidated Edison, Inc.                                 10,000        428,200
Dominion Resources, Inc.                                  10,100        554,490
Duke Energy Corp.                                         24,400        476,776
Energy East Corp.                                         12,000        265,080
National Grid Transco PLC                                243,750      1,790,921
NiSource, Inc.                                            20,000        400,000
Pepco Holdings, Inc.                                      33,300        645,687
Progress Energy, Inc.                                      5,000        216,750
Westar Energy, Inc.                                       38,000        376,200
                                                                   ------------
                                                                      5,154,104
                                                                   ------------
WATER UTILITIES--4.3%
Severn Trent Water PLC                                   150,000      1,675,489
                                                                   ------------
TOTAL COMMON STOCKS
   (cost of $36,754,184)                                             37,582,209
                                                                   ------------

                                                        UNITS
                                                    ------------
RIGHTS--0.2%
INDUSTRIALS--0.2%
HIGHWAY & RAILTRACKS--0.2%
Acesa Infraestructuras, SA
   expires 01/11/03 (Cost $0)                            165,000         95,170
                                                                   ------------

                                                        PAR
                                                    ------------
SHORT-TERM OBLIGATION--2.8%
Repurchase agreement with State Street
   Bank & Trust Co., dated 12/31/02, due
   01/02/03 at 1.180%, collateralized by a
   U.S. Treasury Bond maturing
   11/15/16, market value $1,091,835
   (repurchase proceeds
   $1,068,070) (cost of $1,068,000)                 $  1,068,000      1,068,000
                                                                   ------------
TOTAL INVESTMENTS--100.0%
   (cost of $37,822,184)(b)                                          38,745,379
                                                                   ------------
OTHER ASSETS & LIABILITIES, NET--0.0%                                   (10,946)
                                                                   ------------
NET ASSETS--100.0%                                                 $ 38,734,433
                                                                   ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $37,999,594. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted accordingly.

SUMMARY OF SECURITIES
    BY COUNTRY                                                      % OF TOTAL
   (UNAUDITED):                                         VALUE       INVESTMENTS
---------------------                               ------------   ------------
United States                                       $ 13,509,072           34.8%
China                                                  6,732,021           17.4
Italy                                                  6,343,793           16.4
Great Britain                                          5,108,100           13.2
Spain                                                  3,788,689            9.8
Japan                                                  1,879,421            4.8
Portugal                                               1,384,283            3.6
                                                    ------------   ------------
                                                    $ 38,745,379          100.0%
                                                    ============   ============

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Global Utilities Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                                     $    37,822,184
                                                                         ---------------
Investments, at value                                                    $    38,745,379
Cash                                                                                 598
Receivable for:
   Investments sold                                                              212,415
   Interest                                                                           35
   Dividends                                                                      55,044
Deferred Trustees' compensation plan                                               3,459
Other assets                                                                       1,157
                                                                         ---------------
     TOTAL ASSETS                                                             39,018,087
                                                                         ---------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                                       189,434
   Management fee                                                                 21,692
   Transfer agent fee                                                                625
   Pricing and bookkeeping fees                                                    1,197
   Audit fee                                                                      24,714
   Reports to shareholders                                                        37,482
Deferred Trustees' fee                                                             3,459
Other liabilities                                                                  5,051
                                                                         ---------------
     TOTAL LIABILITIES                                                           283,654
                                                                         ---------------
NET ASSETS                                                               $    38,734,433
                                                                         ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $    50,252,468
Overdistributed net investment income                                             (6,136)
Accumulated net realized loss                                                (12,436,198)
Net unrealized appreciation on:
   Investments                                                                   923,195
   Foreign currency translations                                                   1,104
                                                                         ---------------
NET ASSETS                                                               $    38,734,433
                                                                         ===============
CLASS A:
Net assets                                                               $    38,733,719
Shares outstanding                                                             4,269,945
                                                                         ===============
Net asset value per share                                                $          9.07
                                                                         ===============
CLASS B:
Net assets                                                               $           714
Shares outstanding                                                                    79
                                                                         ===============
Net asset value per share                                                $          9.04
                                                                         ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Global Utilities Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                                          $     1,608,633
Interest                                                                                    29,516
                                                                                   ---------------
   Total Investment Income (net of foreign taxes withheld of $72,072)                    1,638,149
                                                                                   ---------------
EXPENSES:
Management fee                                                                             306,236
Distribution fee--Class B                                                                        2
Pricing and bookkeeping fees                                                                21,482
Transfer agent fee                                                                           7,500
Trustees' fee                                                                                7,351
Custody fee                                                                                 25,415
Audit fee                                                                                   24,890
Other expenses                                                                               5,353
                                                                                   ---------------
   Total Expenses                                                                          398,229
Custody earnings credit                                                                       (221)
                                                                                   ---------------
   Total Expenses                                                                          398,008
                                                                                   ---------------
Net Investment Income                                                                    1,240,141
                                                                                   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on:
   Investments                                                                         (12,387,785)
   Foreign currency transactions                                                           (77,011)
                                                                                   ---------------
     Net realized loss                                                                 (12,464,796)
                                                                                   ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                                           3,616,356
   Foreign currency translations                                                             1,080
                                                                                   ---------------
     Net change in unrealized appreciation/depreciation                                  3,617,436
                                                                                   ---------------
Net Loss                                                                                (8,847,360)
                                                                                   ---------------
Net Decrease in Net Assets from Operations                                         $    (7,607,219)
                                                                                   ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Global Utilities Fund, Variable Series

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                        ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                           2002              2001
----------------------------------                                                      ---------------   ---------------
OPERATIONS:
Net investment income                                                                   $     1,240,141   $     1,223,490
Net realized gain (loss) on investments and foreign currency transactions                   (12,464,796)          860,855
Net change in unrealized appreciation/depreciation on investments
   and foreign currency translations                                                          3,617,436       (13,509,069)
                                                                                        ---------------   ---------------
        Net Decrease from Operations                                                         (7,607,219)      (11,424,724)
                                                                                        ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                                   (1,107,157)         (927,629)
   Class B                                                                                          (19)              (13)
From net realized gains:
   Class A                                                                                           --        (1,844,556)
   Class B                                                                                           --               (25)
Return of capital:
   Class A                                                                                     (280,087)         (290,666)
   Class B                                                                                           (5)               (4)
                                                                                        ---------------   ---------------
Total Distributions Declared to Shareholders                                                 (1,387,268)       (3,062,893)
                                                                                        ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                                632,371         2,758,156
   Distributions reinvested                                                                   1,387,244         3,062,851
   Redemptions                                                                              (14,103,408)      (25,338,141)
                                                                                        ---------------   ---------------
        Net Decrease                                                                        (12,083,793)      (19,517,134)
                                                                                        ---------------   ---------------
Class B:
   Distributions reinvested                                                                          24                42
                                                                                        ---------------   ---------------
Net Decrease from Share Transactions                                                        (12,083,769)      (19,517,092)
                                                                                        ---------------   ---------------
Total Decrease in Net Assets                                                                (21,078,256)      (34,004,709)
NET ASSETS:
Beginning of period                                                                          59,812,689        93,817,398
                                                                                        ---------------   ---------------
End of period (including overdistributed and undistributed net investment income
   of $(6,136) and $639,275, respectively)                                              $    38,734,433   $    59,812,689
                                                                                        ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                                 67,272           227,897
   Issued for distributions reinvested                                                          153,118           275,958
   Redemptions                                                                               (1,461,089)       (2,062,283)
                                                                                        ---------------   ---------------
        Net Decrease                                                                         (1,240,699)       (1,558,428)
                                                                                        ---------------   ---------------
Class B:
   Issued for distributions reinvested                                                                3                 3
                                                                                        ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Global Utilities Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Global Utilities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek current income and long-term growth of capital and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Stein Roe & Farnham Incorporated ("Stein Roe") provides sub-advisory services to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager, Colonial, Stein Roe and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Forward currency contracts are valued based on the weighted value of exchange-traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions,

NOTES TO FINANCIAL STATEMENTS
Stein Roe Global Utilities Fund, Variable Series / December 31, 2002

at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses from wash sales, post-October losses, sale of partnership, deferred compensation and capital loss carryforwards. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

OVERDISTRIBUTED NET  ACCUMULATED NET
 INVESTMENT INCOME    REALIZED LOSS       PAID-IN CAPITAL
-------------------  ----------------     ---------------
   $ (778,376)          $ 549,601           $ 228,775

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                  2002             2001
                               -----------     -----------
Distributions paid from:
   Ordinary income             $ 1,107,176     $   927,642
   Long-term capital gains              --       1,844,581
                               -----------     -----------
                                 1,107,176       2,772,223
   Return of capital               280,092         290,670
                               -----------     -----------
                               $ 1,387,268     $ 3,062,893
                               ===========     ===========

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNREALIZED
                       APPRECIATION*
                       -------------
                        $ 746,889

* The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF                            CAPITAL LOSS
    EXPIRATION                           CARRYFORWARD
    ----------                           ------------
       2010                              $ 12,258,788

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $1,715 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Stein Roe a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

   PRICING AND BOOKKEEPING FEES--Colonial is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing

NOTES TO FINANCIAL STATEMENTS
Stein Roe Global Utilities Fund, Variable Series / December 31, 2002

Agreement"), Colonial has delegated those functions to State Street Bank & Trust Company ("State Street"). Colonial pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, Colonial receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the annual net asset based fee rate was 0.021%. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $221 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $28,362,284 and $39,651,568, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $  3,846,398
     Gross unrealized depreciation          (3,100,613)
                                          ------------
       Net unrealized appreciation        $    745,785
                                          ============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. PROPOSED REORGANIZATION

The Board of Trustees has approved a proposal to reorganize the Fund, subject to shareholder approval and the satisfaction of certain other conditions. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 19, 2003. If approved at the special meeting, the reorganization is proposed to take place on or around April 4, 2003.

FINANCIAL HIGHLIGHTS
Stein Roe Global Utilities Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                               YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------
                                                            2002          2001          2000          1999          1998
                                                         ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    10.85    $    13.27    $    17.15    $    13.76    $    11.92
                                                         ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                       0.26          0.20          0.10          0.28          0.24
Net realized and unrealized gain (loss) on investments
  and foreign currency                                        (1.71)        (2.05)        (2.37)         3.63          1.93
                                                         ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations                         (1.45)        (1.85)        (2.27)         3.91          2.17
                                                         ----------    ----------    ----------    ----------    ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.27)        (0.18)        (0.03)        (0.23)        (0.21)
In excess of net investment income                               --            --            --            --         (0.01)
From net realized gains                                          --         (0.34)        (1.58)        (0.29)        (0.11)
Return of capital                                             (0.06)        (0.05)           --            --            --
                                                         ----------    ----------    ----------    ----------    ----------
     Total Distributions Declared to Shareholders             (0.33)        (0.57)        (1.61)        (0.52)        (0.33)
                                                         ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                           $     9.07    $    10.85    $    13.27    $    17.15    $    13.76
                                                         ==========    ==========    ==========    ==========    ==========
Total return(b)(c)                                           (13.32)%      (14.01)%      (13.20)%       28.63%        18.33%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(d)                                                    0.85%         0.93%         0.76%         0.77%         0.82%
Net investment income(d)                                       2.64%         1.64%         0.61%         1.91%         1.90%
Portfolio turnover rate                                          62%           99%           52%           52%           53%
Net assets, end of period (000's)                        $   38,734    $   59,812    $   93,816    $  110,150    $   71,186

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

FINANCIAL HIGHLIGHTS
Stein Roe Global Utilities Fund, Variable Series--Class B Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                         PERIOD
                                                          YEAR ENDED DECEMBER 31,        ENDED
                                                         ------------------------     DECEMBER 31,
                                                            2002          2001          2000(a)
                                                         ----------    ----------     -----------
NET ASSET VALUE, BEGINNING OF PERIOD                     $    10.81    $    13.25     $     16.50
                                                         ----------    ----------     -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                       0.23          0.17            0.03
Net realized and unrealized loss on investments and
   foreign currency                                           (1.69)        (2.04)          (1.67)
                                                         ----------    ----------     -----------
       Total from Investment Operations                       (1.46)        (1.87)          (1.64)
                                                         ----------    ----------     -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                    (0.25)        (0.18)          (0.03)
From net realized gains                                          --         (0.34)          (1.58)
Return of capital                                             (0.06)        (0.05)             --
                                                         ----------    ----------     -----------
       Total Distributions Declared to Shareholders           (0.31)        (0.57)          (1.61)
                                                         ----------    ----------     -----------
NET ASSET VALUE, END OF PERIOD                           $     9.04    $    10.81     $     13.25
                                                         ==========    ==========     ===========
Total return(c)(d)                                           (13.49)%      (14.18)%         (9.90)%(e)
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(f)                                                    1.10%         1.18%           1.01%(g)
Net investment income(f)                                       2.39%         1.39%           0.36%(g)
Portfolio turnover rate                                          62%           99%             52%
Net assets, end of period (000's)                        $        1    $        1     $         1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(g) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Liberty Variable Investment Trust and the Shareholders of Stein Roe Global Utilities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Global Utilities Fund, Variable Series (the "Fund") (a series of Liberty Variable Investment Trust) at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

50.38% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifies for the corporation dividends received deduction.

TRUSTEES
Liberty Variable Investment Trust

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                               YEAR FIRST                                               NUMBER OF
                                               ELECTED OR                                          PORTFOLIOS IN FUND      OTHER
                              POSITION WITH     APPOINTED         PRINCIPAL OCCUPATION(S)           COMPLEX OVERSEEN   DIRECTORSHIPS
    NAME, ADDRESS AND AGE    LIBERTY FUNDS(1)   TO OFFICE          DURING PAST FIVE YEARS              BY TRUSTEE          HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker (age 47)       Trustee          1996     Executive Vice President--Strategy of          103              None
c/o Liberty Funds Group LLC                                United Airlines (airline) since
One Financial Center                                       December 2002 (formerly President of
Boston, MA 02111                                           UAL Loyalty Services (airline) from
                                                           September 2001 to December 2002;
                                                           (Executive Vice President and Chief
                                                           Financial Officer from March, 1993 to
                                                           September 2001 of United Airlines);
                                                           Senior Vice President and Chief
                                                           Financial Officer of UAL, Inc. prior
                                                           thereto

Janet Langford Kelly (age 45)     Trustee         1996     Executive Vice President--Corporate            103              None
c/o Liberty Funds Group LLC                                Development and Administration,
One Financial Center                                       General Counsel and Secretary, Kellogg
Boston, MA 02111                                           Company (food manufacturer), since
                                                           September 1999; Senior Vice President,
                                                           Secretary and General Counsel, Sara
                                                           Lee Corporation (branded, packaged,
                                                           consumer-products manufacturer) prior
                                                           thereto

Richard W. Lowry (age 66)         Trustee         1995     Private Investor since 1987 (formerly          105***           None
c/o Liberty Funds Group LLC                                Chairman and Chief Executive Officer,
One Financial Center                                       U.S. Plywood Corporation (building
Boston, MA 02111                                           products manufacturer))

Salvatore Macera (age 71)         Trustee         1998     Private Investor since 1981 (formerly          103              None
c/o Liberty Funds Group LLC                                Executive Vice President and Director
One Financial Center                                       of Itek Corporation (electronics) from
Boston, MA 02111                                           1975 to 1981)

Charles R. Nelson (age 60)        Trustee         1981     Professor of Economics, University of          118*             None
c/o Liberty Funds Group LLC                                Washington, since January 1976; Ford
One Financial Center                                       and Louisa Van Voorhis Professor of
Boston, MA 02111                                           Political Economy, University of
                                                           Washington, since September 1993;
                                                           Director, Institute for Economic
                                                           Research, University of Washington,
                                                           since September 2001; Adjunct
                                                           Professor of Statistics, University of
                                                           Washington, since September 1980;
                                                           Associate Editor, Journal of Money
                                                           Credit and Banking, since September,
                                                           1993; Trustee, Columbia Funds since
                                                           July 2002; consultant on econometric
                                                           and statistical matters

John J. Neuhauser (age 59)        Trustee         1985     Academic Vice President and Dean of            105***       Saucony, Inc.
c/o Liberty Funds Group LLC                                Faculties since August 1999, Boston                           (athletic
One Financial Center                                       College (formerly Dean, Boston College                        footwear)
Boston, MA 02111                                           School of Management from September                         and SkillSoft
                                                           1977 to September 1999)                                         Corp.
                                                                                                                        (e-learning)

Thomas E. Stitzel (age 67)        Trustee         1998     Business Consultant since 1999                 103              None
c/o Liberty Funds Group LLC                                (formerly Professor of Finance
One Financial Center                                       from 1975 to 1999 and Dean from 1977
Boston, MA 02111                                           to 1991, College of Business, Boise
                                                           State University); Chartered Financial
                                                           Analyst

                                               YEAR FIRST                                               NUMBER OF
                                               ELECTED OR                                          PORTFOLIOS IN FUND      OTHER
                              POSITION WITH     APPOINTED         PRINCIPAL OCCUPATION(S)           COMPLEX OVERSEEN   DIRECTORSHIPS
    NAME, ADDRESS AND AGE    LIBERTY FUNDS      TO OFFICE          DURING PAST FIVE YEARS              BY TRUSTEE          HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES (CONTINUED)
Thomas C. Theobald (age 65)       Trustee         1996     Managing Director, William Blair               103             Anixter
c/o Liberty Funds Group LLC                                Capital Partners (private equity                            International
One Financial Center                                       investing) since September 1994                               (network
Boston, MA 02111                                           (formerly Chief Executive Officer and                          support
                                                           Chairman of the Board of Directors,                           equipment
                                                           Continental Bank Corporation prior                          distributor),
                                                           thereto)                                                      Jones Lang
                                                                                                                       LaSalle (real
                                                                                                                           estate
                                                                                                                        management
                                                                                                                         services)
                                                                                                                         and MONY
                                                                                                                        Group (life
                                                                                                                         insurance)

Anne-Lee Verville (age 57)        Trustee         1998     Author and speaker on educational              103           Chairman of
c/o Liberty Funds Group LLC                                systems needs (formerly General                              the Board of
One Financial Center                                       Manager, Global Education Industry                            Directors,
Boston, MA 02111                                           from 1994 to 1997, and President,                           Enesco Group,
                                                           Applications Solutions Division from                            Inc.
                                                           1991 to 1994, IBM Corporation (global                         (designer,
                                                           education and global applications))                          importer and
                                                                                                                        distributor
                                                                                                                        of giftware
                                                                                                                            and
                                                                                                                       collectibles)

INTERESTED TRUSTEES

William E. Mayer** (age 62)       Trustee         1994     Managing Partner, Park Avenue Equity           105               Lee
c/o Liberty Funds Group LLC                                Partners (private equity) since                              Enterprises
One Financial Center                                       February 1999 (formerly Founding                               (print
Boston, MA 02111                                           Partner, Development Capital LLC from                          media),
                                                           November 1996 to February 1999; Dean                        WR Hambrecht
                                                           and Professor, College of Business and                         + Co.
                                                           Management, University of Maryland                           (financial
                                                           from October 1992 to November 1996)                           service
                                                                                                                       provider) and
                                                                                                                       First Health
                                                                                                                       (health care)

Joseph R. Palombo** (age 49)    Trustee and       2000     Chief Operating Officer of Columbia            103              None
One Financial Center          Chairman of the              Management Group, Inc. (Columbia
Boston, MA 02111                   Board                   Management Group) since November 2001;
                                                           formerly Chief Operations Officer of
                                                           Mutual Funds, Liberty Financial
                                                           Companies, Inc. from August 2000 to
                                                           November 2001; Executive Vice
                                                           President of Stein Roe & Farnham,
                                                           Incorporated (Stein Roe) since April
                                                           1999; Executive Vice President and
                                                           Director of Colonial Management
                                                           Associates, Inc. since April 1999;
                                                           Director of Stein Roe since September
                                                           2000; Trustee and Chairman of the
                                                           Board of Stein Roe Mutual Funds since
                                                           October 2000; Manager of Stein Roe
                                                           Floating Rate Limited Liability
                                                           Company since October 2000; Vice
                                                           President of Galaxy Funds since
                                                           September 2002; (formerly Vice
                                                           President of Liberty Funds from April
                                                           1999 to August 2000; Chief Operating
                                                           Officer and Chief Compliance Officer,
                                                           Putnam Mutual Funds from December 1993
                                                           to March 1999)

(1) In December 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.

* In addition to serving as a disinterested trustee of Liberty Funds, Mr. Nelson serves as a disinterested director of Columbia Funds, currently consisting of 15 funds, which are advised by an affiliate of the Advisor.

** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

*** In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr.
    Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

OFFICERS
Liberty Variable Investment Trust

                                                  YEAR FIRST
                                                  ELECTED OR
                                 POSITION WITH     APPOINTED                          PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND AGE       LIBERTY FUNDS      TO OFFICE                          DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Keith T. Banks (age 47)             President        2001     President of Liberty Funds since November 2001; President, Chief
Columbia Management Group, Inc.                               Investment Officer and Chief Executive Officer of Columbia Management
590 Madison Avenue, 36th Floor                                Group or its predecessor since August 2000 (formerly Managing Director
New York, NY 10022                                            and Head of U.S. Equity, J.P. Morgan Investment Management from
                                                              November 1996 to August 2000); President of Galaxy Funds since
                                                              September 2002

Vicki L. Benjamin (age 41)           Chief           2001     Controller of Liberty Funds, Stein Roe Funds and Liberty All-Star
One Financial Center               Accounting                 Funds since May 2002; Chief Accounting Officer of Liberty Funds, Stein
Boston, MA 02111                   Officer and                Roe Funds and Liberty All-Star Funds since June 2001; Controller and
                                   Controller                 Chief Accounting Officer of Galaxy Funds since September 2002
                                                              (formerly Vice President, Corporate Audit, State Street Bank and Trust
                                                              Company from May 1998 to April 2001; Audit Manager from July 1994 to
                                                              June 1997; Senior Audit Manager from July 1997 to May 1998, Coopers &
                                                              Lybrand, LLP)

J. Kevin Connaughton (age 38)       Treasurer        2000     Treasurer of Liberty Funds and Liberty All-Star Funds since December
One Financial Center                                          2000 (formerly Controller of the Liberty Funds and Liberty All-Star
Boston, MA 02111                                              Funds from February 1998 to October 2000); Treasurer of Stein Roe
                                                              Funds since February 2001 (formerly Controller from May 2000 to
                                                              February 2001); Treasurer of Galaxy Funds since September 2002
                                                              (formerly Vice President from April 2000 to January 2001; Vice
                                                              President of Colonial Management Associates, Inc. from February 1998 to October 2000; Senior Tax Manager, Coopers & Lybrand, LLP from
                                                              April 1996 to January 1998)

Jean S. Loewenberg (age 57)        Secretary         2002     Secretary of Liberty Funds, Stein Roe Funds and Liberty All-Star
One Financial Center                                          Funds since February 2002; General Counsel of Columbia Management
Boston, MA 02111                                              Group since December 2001; Senior Vice President since November
                                                              1996, Assistant General Counsel since September 2002 of Fleet
                                                              National Bank (formerly Senior Vice President and Group Senior
                                                              Counsel of Fleet National Bank from November 1996 to September 2002)

LIBERTY VARIABLE INVESTMENT TRUST

      INVESTMENT MANAGER
      Liberty Advisory Services Corp.
      125 High Street
      Boston, MA 02110

      ADMINISTRATOR
      Colonial Management Associates, Inc.
      One Financial Center
      Boston, MA 02111

      TRANSFER AGENT
      Liberty Funds Services, Inc.
      PO Box 8081
      Boston, MA 02266-8081

                      (This page intentionally left blank)

STEINROE VARIABLE INVESTMENT TRUST

PORTFOLIO MANAGERS' DISCUSSION
Liberty Federal Securities Fund, Variable Series / December 31, 2002

   Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

   Leslie W. Finnemore, Michael Bissonnette and Ann T. Peterson are portfolio co-managers of the fund. Ms. Finnemore and Mr. Bissonnette are senior vice presidents of Stein Roe & Farnham Incorporated (Stein Roe). Ms. Peterson is a vice president of Stein Roe.

FLIGHT TO SAFETY
Bonds posted strong returns in 2002 as stock prices sank for the third consecutive year. Although the Federal Reserve Board lowered short-term interest rates only once during the year, bond prices continued to move up as economic softness, geopolitical tensions and corporate governance issues pushed investors toward less risky investments. Bond yields fell dramatically, with high quality issues turning in the best performance.

HIGH-QUALITY FOCUS
The fund held the bulk of its assets in high-quality government bonds, including US Treasuries and mortgage bonds issued by government agencies, which benefited performance. We avoided corporate bonds, many of which suffered from the same financial reporting issues that plagued the stock market. As credit concerns mounted around mid-year, we reduced our investment in non-agency-issued mortgage bonds. We redirected the proceeds into agency-issued mortgages, boosting the credit quality of the portfolio. Although our mortgage investments did well, our investment in Treasuries did even better as the bond market rallied over the summer. For the year, however, mortgage bonds outperformed Treasuries with similar maturities.

   The fund also gained ground through our active management of duration, a measure of the bond's sensitivity to changes in interest rates. The longer a bond's duration, the more likely its price will rise as interest rates fall, and vice versa. We were on target for most of the year, although around mid-year we lowered duration because we expected interest rates to rise. Our decision turned out to be slightly premature as interest rates continued to fall.

POTENTIAL FOR MORE STABLE INTEREST RATES
We believe that interest rates may have bottomed out, and that many of the uncertainties that plagued the financial markets in 2002 appear to be headed for resolution. Prospects for the economy are also brightening, given the combination of monetary and fiscal measures in the works or already underway. Our expectation is that, as the past year's worries dissipate, investors will regain confidence and take on more risk.

   However, we remain optimistic about the outlook for bonds. Interest rates are unlikely to rise dramatically as long as geopolitical uncertainties continue to weigh on consumers and corporations. If interest rates stabilize, we expect mortgage bonds, which offer a yield advantage over Treasuries, to benefit. Stable or rising interest rates tend to limit prepayment risk--the risk that homeowners will pay their mortgages before their due dates and refinance at lower rates. With this in mind, our strategy will maintain a strong mortgage focus. We also plan to keep the fund's duration slightly shorter than average, anticipating a possible increase in interest rates.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Liberty Federal Securities Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                         1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------
Class A (1/1/89)          9.85     7.06      6.87
Lehman Brothers
  Intermediate US
  Government Bond Index   9.64     7.44      6.91

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 12/31/92 - 12/31/02

Class A: $19,440

                                     LEHMAN BROTHERS
                                     INTERMEDIATE US
                                       GOVERNMENT
               CLASS A SHARES          BOND INDEX
12/31/92           $   10,000             $   10,000
 3/31/93           $   10,322             $   10,374
 6/30/93           $   10,488             $   10,577
 9/30/93           $   10,556             $   10,801
12/31/93           $   10,627             $   10,817
 3/31/94           $   10,439             $   10,617
 6/30/94           $   10,366             $   10,557
 9/30/94           $   10,440             $   10,638
12/31/94           $   10,460             $   10,628
 3/31/95           $   10,945             $   11,070
 6/30/95           $   11,485             $   11,587
 9/30/95           $   11,722             $   11,766
12/31/95           $   12,106             $   12,159
 3/31/96           $   12,023             $   12,077
 6/30/96           $   12,094             $   12,158
 9/30/96           $   12,344             $   12,367
12/31/96           $   12,675             $   12,652
 3/31/97           $   12,662             $   12,650
 6/30/97           $   13,100             $   13,003
 9/30/97           $   13,487             $   13,336
12/31/97           $   13,821             $   13,630
 3/31/98           $   14,008             $   13,836
 6/30/98           $   14,295             $   14,092
 9/30/98           $   14,733             $   14,750
12/31/98           $   14,761             $   14,787
 3/31/99           $   14,833             $   14,747
 6/30/99           $   14,760             $   14,718
 9/30/99           $   14,905             $   14,867
12/31/99           $   14,920             $   14,859
 3/31/00           $   15,153             $   15,103
 6/30/00           $   15,398             $   15,378
 9/30/00           $   15,889             $   15,790
12/31/00           $   16,534             $   16,417
 3/31/01           $   16,963             $   16,909
 6/30/01           $   17,027             $   16,980
 9/30/01           $   17,877             $   17,824
12/31/01           $   17,698             $   17,799
 3/31/02           $   17,647             $   17,753
 6/30/02           $   18,365             $   18,438
 9/30/02           $   19,322             $   19,327
12/31/02           $   19,440             $   19,514

NET ASSET VALUE PER SHARE ($)     12/31/01   12/31/02
Class A                             10.84      11.37

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Intermediate US Government Bond Index is an unmanaged index that tracks the performance of investment grade bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / December 31, 2002

                                                PAR              VALUE
                                           --------------    --------------
U.S. GOVERNMENT AGENCIES--64.7%
FEDERAL HOME LOAN MORTGAGE CORP.:
   0.000% 01/02/2003(a)                    $   37,990,000    $   37,989,209
   7.000% 01/01/26                                465,354           491,205
   7.500% 02/01/23-05/01/24                       922,634           992,311
   8.500% 05/01/06                                  4,790             4,812
   10.500% 06/01/13-02/01/19                       95,559           107,284
   10.750% 11/01/09                                53,606            59,912
   11.250% 10/01/2009-07/01/13                     14,866            16,874
   12.000% 07/01/13-07/01/20                      203,535           236,345
                                                             --------------
                                                                 39,897,952
                                                             --------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION:
   6.000% 12/01/23-07/01/26                     3,632,106         3,745,317
   6.500% 03/01/09-10/01/28                     6,736,481         7,030,368
   7.000% 07/01/11-03/01/29                     2,064,846         2,187,295
   7.500% 11/01/29                                865,746           919,885
   8.500% 05/01/30                              1,695,556         1,821,602
   9.000% 10/01/05-05/01/20                        39,421            43,340
   9.250% 03/25/18                                205,356           241,679
   10.000% 03/01/16                                82,755            92,590
   12.250% 09/01/12                                31,762            36,985
   To Be Announced:
   5.500%(b)                                    5,049,000         5,230,451
   6.000%(b)                                   22,700,000        23,487,948
   6.500%(b)                                   26,798,000        27,895,057
   7.000%(b)                                    1,188,000         1,249,256
   7.500%(b)                                    8,368,000         8,892,271
                                                             --------------
                                                                 82,874,044
                                                             --------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
   5.750% 07/20/25                                187,747           193,468
   6.000% 03/15/29-06/15/29                     7,681,690         8,021,731
   6.500% 01/15/24-03/15/28                     3,295,908         3,466,514
   8.000% 04/15/08-07/15/08                       305,416           329,047
   9.000% 06/15/16-01/15/20                       280,093           311,596
   9.500% 06/15/09-08/15/22                     1,442,115         1,614,248
   10.000% 11/15/09-11/15/19                      111,061           125,263
   11.500% 04/15/13-05/15/13                      107,876           125,921
   To Be Announced:
   6.000%(b)                                    2,500,000         2,600,000
   7.000%(b)                                    8,000,000         8,475,000
                                                             --------------
                                                                 25,262,788
                                                             --------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $145,052,543)                                       148,034,784
                                                             --------------

U.S. GOVERNMENT OBLIGATIONS--42.5%
U.S. TREASURY BONDS/NOTES:
   3.000% 01/31/04                              1,206,000         1,228,424
   4.875% 02/15/12                              1,400,000         1,520,257
   5.500% 08/15/28                              3,485,000         3,765,434
   5.750% 08/15/10                             25,566,000        29,394,918
   6.000% 08/15/04                              2,963,000         3,181,521
   6.500% 02/15/10(c)                           3,579,000         4,278,022
   6.750% 08/15/26                              5,820,000         7,281,594
   6.875% 08/15/25                              5,745,000         7,266,305
   7.125% 02/15/23                              3,333,000         4,292,017
   7.500% 02/15/05                         $   23,038,000    $   25,833,154
   9.375% 02/15/06                              7,425,000         9,057,631
                                                             --------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost of $93,042,834)                                         97,099,277
                                                             --------------

NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES--7.2%
Advanta Mortgage Loan Trust,
   7.550% 06/25/27                                312,924           323,675
American Mortgage Trust,
   8.190% 09/27/22                                 88,281            79,453
Asset Securitization Corp.,
   6.750% 02/14/43                              1,375,000         1,524,408
Chase Funding Mortgage Loan,
   6.975% 02/25/32                              3,000,000         3,161,070
Citicorp Mortgage Securities, Inc.,
   10.000% 08/25/17                                36,642            36,574
Comfed Savings Bank,
   7.550% 01/25/18                                 29,807            23,846
GS Mortgage Securities Corp.,
   7.750% 09/20/27(d)                           1,704,775         1,767,637
Glendale Federal Bank,
   9.125% 01/25/08                                  4,552             4,543
Imperial Savings Association,
   8.855% 06/25/17                                  7,719             7,700
JP Morgan Commercial
   Mortgage Finance Corp.,
   7.400% 07/15/31                              2,000,000         2,319,625
LB Commercial Conduit
   Mortgage Trust:
   6.210% 10/15/35                              1,800,000         2,007,624
   6.590% 02/18/30                              1,500,000         1,660,993
Merrill Lynch Mortgage
   Investors, Inc.,
   7.111% 12/26/25                                778,493           821,499
Mid-State Trust,
   7.340% 07/01/35                              1,346,570         1,442,601
Nomura Asset Securities Corp.,
   7.120% 04/13/39                              1,000,000         1,116,397
Option One Mortgage
   Securities Corp.,
   9.660% 06/26/29(d)                              72,488            72,126
Structured Asset Securities Corp.,
   (Interest Only)1.785% 02/25/28               2,629,460           147,621
                                                             --------------
TOTAL NON-AGENCY MORTGAGE-BACKED
   & ASSET-BACKED SECURITIES
   (cost of $14,273,445)                                         16,517,392
                                                             --------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / December 31, 2002

                                                    PAR              VALUE
                                               --------------    --------------
SHORT-TERM OBLIGATION--18.1%
Repurchase agreement with State
   Street Bank & Trust Co., dated 12/31/02,
   due 1/2/03 at 1.030%, collateralized
   by Federal National Mortgage
   Association maturing 04/30/03,
   market value $42,176,244
   (repurchase proceeds
   $41,351,366)
   (cost of $41,349,000)                       $   41,349,000    $   41,349,000
                                                                 --------------
TOTAL INVESTMENTS--132.5%
   (cost of $293,717,822)(e)                                        303,000,453
                                                                 --------------
OTHER ASSETS & LIABILITIES, NET--(32.5)%                            (74,383,525)
                                                                 --------------
NET ASSETS--100.0%                                               $  228,616,928
                                                                 ==============

NOTES TO INVESTMENT PORTFOLIO:
(a) Zero coupon bond
(b) These securities, or a portion thereof, have been purchased on a delayed delivery basis whereby the terms that are fixed are the purchase price, interest rate and settlement date. The exact quantity purchased may be slightly more or less than the amount shown.
(c) This security, with a total market value of $4,278,022 is being used to collateralize open futures contracts.
(d) These securities are exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $1,839,763 which represents 0.8% of net assets.
(e) Cost for federal income tax purposes is $294,642,698. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities.

Short futures contracts open on December 31, 2002:

                    NUMBER OF    EXPIRATION     UNREALIZED
   TYPE             CONTRACTS       MONTH      DEPRECIATION
   ----             ---------    ----------    ------------
2 Year U.S.
   Treasury Note       11           March      $  (14,154)
5 Year U.S.
   Treasury Note       12           March         (34,191)
10 Year U.S.
   Treasury Note       17           March         (36,413)
                                               ----------
                                               $  (84,758)
                                               ==========

                       See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
Liberty Federal Securities Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost (includes short-term obligation)                    $ 293,717,822
                                                                         -------------
Investments, at value                                                    $ 261,651,453
Repurchase agreement                                                        41,349,000
Receivable for:
   Fund shares sold                                                            630,864
   Interest                                                                  2,382,606
   Futures variation margin                                                      5,766
   Dollar Rolls                                                                130,583
Expense reimbursement due from Distributor                                       6,778
Deferred Trustees' compensation plan                                               644
                                                                         -------------
     TOTAL ASSETS                                                          306,157,694
                                                                         -------------
LIABILITIES:
Payable to custodian bank                                                       41,273
Payable for:
   Investments purchased on a delayed delivery basis                        77,262,832
   Fund shares repurchased                                                      73,559
   Management fee                                                               75,643
   Administration fee                                                           28,310
   Transfer agent fee                                                              625
   Pricing and bookkeeping fees                                                  8,506
   Audit fee                                                                    24,995
Deferred Trustees' fee                                                             644
Other liabilities                                                               24,379
                                                                         -------------
     TOTAL LIABILITIES                                                      77,540,766
                                                                         -------------
NET ASSETS                                                               $ 228,616,928
                                                                         =============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                          $ 211,384,222
Undistributed net investment income                                          8,265,049
Accumulated net realized loss                                                 (230,216)
Net unrealized appreciation (depreciation) on:
   Investments                                                               9,282,631
   Futures contracts                                                           (84,758)
                                                                         -------------
NET ASSETS                                                               $ 228,616,928
                                                                         =============
CLASS A:
Net assets                                                               $ 125,945,693
Shares outstanding                                                          11,072,817
                                                                         -------------
Net asset value per share                                                $       11.37
                                                                         =============
CLASS B:
Net assets                                                               $ 102,671,235
Shares outstanding                                                           9,084,464
                                                                         -------------
Net asset value per share                                                $       11.30
                                                                         =============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Liberty Federal Securities Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest                                                                 $   8,429,708
Dollar roll fee income                                                       1,019,402
                                                                         -------------
   Total Investment Income                                                   9,449,110
                                                                         -------------
EXPENSES:
Management fee                                                                 765,362
Administration fee                                                             287,011
Distribution fee--Class B                                                      188,770
Pricing and bookkeeping fees                                                    87,816
Transfer agent fee                                                               7,500
Trustees' fee                                                                   10,718
Custody fee                                                                     18,213
Other expenses                                                                  86,073
                                                                         -------------
   Total Expenses                                                            1,451,463
Fees reimbursed by Distributor--Class B                                         (7,158)
Custody earnings credit                                                           (318)
                                                                         -------------
   Net Expenses                                                              1,443,987
                                                                         -------------
Net Investment Income                                                        8,005,123
                                                                         -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                               2,989,421
   Futures contracts                                                          (214,662)
                                                                         -------------
     Net realized gain                                                       2,774,759
                                                                         -------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                               7,212,931
   Futures contracts                                                           (19,098)
                                                                         -------------
     Net change in unrealized appreciation/depreciation                      7,193,833
                                                                         -------------
Net Gain                                                                     9,968,592
                                                                         -------------
Net Increase in Net Assets from Operations                               $  17,973,715
                                                                         =============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Liberty Federal Securities Fund, Variable Series

                                                                             YEAR ENDED DECEMBER 31,
                                                                         ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                           2002             2001
----------------------------------                                       -------------    -------------
OPERATIONS:
Net investment income                                                    $   8,005,123    $   6,981,126
Net realized gain on investments and futures contracts                       2,774,759        1,511,050
Net change in unrealized appreciation/depreciation on investments
   and futures contracts                                                     7,193,833           91,976
                                                                         -------------    -------------
Net Increase from Operations                                                17,973,715        8,584,152
                                                                         -------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
    Class A                                                                 (4,876,880)      (6,221,562)
    Class B                                                                 (2,478,958)        (737,378)
                                                                         -------------    -------------
Total Distributions Declared to Shareholders                                (7,355,838)      (6,958,940)
                                                                         -------------    -------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                            27,971,432       18,103,544
   Distributions reinvested                                                  4,876,880        6,221,562
   Redemptions                                                             (22,614,928)     (20,770,747)
                                                                         -------------    -------------
        Net Increase                                                        10,233,384        3,554,359
                                                                         -------------    -------------
Class B:
   Subscriptions                                                            54,512,916       63,743,762
   Distributions reinvested                                                  2,478,958          737,378
   Redemptions                                                              (8,937,222)     (22,676,364)
                                                                         -------------    -------------
        Net Increase                                                        48,054,652       41,804,776
                                                                         -------------    -------------
Net Increase from Share Transactions                                        58,288,036       45,359,135
                                                                         -------------    -------------
Total Increase in Net Assets                                                68,905,913       46,984,347
NET ASSETS:
Beginning of period                                                        159,711,015      112,726,668
                                                                         -------------    -------------
End of period (including undistributed net investment income
   of $8,265,049 and $7,167,923, respectively)                           $ 228,616,928    $ 159,711,015
                                                                         =============    =============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                             2,555,228        1,691,554
   Issued for distributions reinvested                                         470,741          602,281
   Redemptions                                                              (2,074,589)      (1,938,659)
                                                                         -------------    -------------
        Net Increase                                                           951,380          355,176
                                                                         -------------    -------------
Class B:
   Subscriptions                                                             5,022,381        5,922,707
   Issued for distributions reinvested                                         240,442           71,660
   Redemptions                                                                (815,987)      (2,071,271)
                                                                         -------------    -------------
        Net Increase                                                         4,446,836        3,923,096
                                                                         -------------    -------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Liberty Federal Securities Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Liberty Federal Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek the highest possible level of current income consistent with the safety of principal and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and the repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high-grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to

NOTES TO FINANCIAL STATEMENTS
Liberty Federal Securities Fund, Variable Series / December 31, 2002

distribute all of its taxable income, no federal income tax has been accrued.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. Premium is amortized against interest income with a corresponding decrease in the cost basis.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for straddle deferrals, discount accretion/premium amortization on debt securities, and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

 UNDISTRIBUTED NET      ACCUMULATED NET       PAID-IN
 INVESTMENT INCOME       REALIZED LOSS        CAPITAL
 -----------------      ---------------       -------
   $  447,841            $  (447,844)          $  3

   Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                2002             2001
                            ------------     ------------
Distributions paid from:
   Ordinary income          $  7,355,838     $  6,958,940

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                        UNDISTRIBUTED
   UNDISTRIBUTED          LONG-TERM         UNREALIZED
  ORDINARY INCOME       CAPITAL GAINS      APPRECIATION*
  ---------------       -------------      ------------
   $  9,191,392           $  79,556        $  8,272,997

*The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to discount accretion/premium amortization on debt securities.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.40% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

   PRICING AND BOOKKEEPING FEES--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank & Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and

NOTES TO FINANCIAL STATEMENTS
Liberty Federal Securities Fund, Variable Series / December 31, 2002

extraordinary expenses of the Fund in excess of 0.70% annually of the Fund's average daily net assets.

LFD has voluntarily agreed to reimburse the Fund's Class B share distribution fee in excess of 0.20% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of Class B average daily net assets.

These arrangements may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $318 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $139,780,043 and $97,823,546, respectively, of which $136,647,801 and $94,818,373, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $  8,539,808
     Gross unrealized depreciation            (182,053)
                                          ------------
       Net unrealized appreciation        $  8,357,755
                                          ============

   OTHER--The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

FINANCIAL HIGHLIGHTS
Liberty Federal Securities Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------------------------------
                                                  2002            2001               2000            1999               1998
                                               -----------     -----------        -----------     -----------        ----------
NET ASSET VALUE, BEGINNING OF PERIOD           $     10.84     $     10.76        $     10.35     $     10.79        $    10.73
                                               -----------     -----------        -----------     -----------        ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                              0.47            0.56(b)            0.66            0.66              0.55
Net realized and unrealized gain (loss) on
   investments and futures contracts                  0.55            0.17(b)            0.40           (0.55)             0.14
                                               -----------     -----------        -----------     -----------        ----------
     Total from Investment Operations                 1.02            0.73               1.06            0.11              0.69
                                               -----------     -----------        -----------     -----------        ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.49)          (0.65)             (0.65)          (0.55)            (0.63)
                                               -----------     -----------        -----------     -----------        ----------
NET ASSET VALUE, END OF PERIOD                 $     11.37     $     10.84        $     10.76     $     10.35        $    10.79
                                               ===========     ===========        ===========     ===========        ==========
Total return(c)(d)                                    9.85%           7.03%             10.83%           1.08%             6.80%
RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:

Expenses(e)                                           0.66%           0.70%              0.63%           0.64%(f)          0.70%
Net investment income(e)                              4.27%           5.23%(b)           6.52%           6.29%(f)          5.91%
Portfolio turnover rate                                 69%             36%                43%             28%(g)             8%(g)
Net assets, end of period (000's)              $   125,946     $   109,724        $   105,064     $   105,898        $   96,693

(a) Per share data was calculated using average shares outstanding during the period.
(b) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing and accreting premium and discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease the ratio of net investment income to average net assets from 5.26% to 5.23%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c)  Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of three basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.
(g)  Portfolio turnover includes dollar roll transactions.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of SteinRoe Variable Investment Trust and the
Class A Shareholders of Liberty Federal Securities Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Liberty Federal Securities Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the Class A financial highlights for the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

For the fiscal year ended December 31, 2002, the Fund designates long-term capital gains of $79,556.

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series / December 31, 2002

   Stein Roe Balanced Fund, Variable Series seeks high total investment return.

   Harvey B. Hirschhorn, executive vice president, chief economist and investment strategist of Stein Roe & Farnham Incorporated, is the fund's lead portfolio manager. Effective December 16, 2002, Mr. Hirschhorn is responsible for allocating the fund's assets among various asset classes; different investment professionals, depending on their area of expertise, manage the different asset classes.

   Effective January 1, 2002, Nordea Investment Management North America, Inc. (NIMNAI) replaced Nordea Securities, Inc. (NSI) as sub-advisor to the fund. NIMNAI manages the fund's foreign equity holdings. NIMNAI is an indirect wholly-owned subsidiary of Nordea AB, NSI's ultimate parent. As part of an internal reorganization, Nordea AB created NIMNAI to assume the investment management business of NSI. NIMNAI's investment decisions for the fund are made by an investment team.

FALLING RATES HELPED BONDS
Bonds generally outperformed stocks in 2002, but their relative success was not strong enough to bring the fund's performance into positive territory for the year. A general pattern of falling interest rates throughout the year fueled the bond market rise, particularly in government issues. Our moderate overweighting in bonds early in the year, particularly in longer-term issues, helped performance. However, corporate bond returns were disappointing in 2002 as investors migrated to the safest sector of the bond market reflecting concerns about quality.

ANOTHER DOWN YEAR FOR STOCKS
During the first quarter, the remnants of the prior year's aggressive government stimulus package, combined with brisk consumer spending, helped stocks rebound from their lows of the previous fall. In the second quarter, the US equity markets headed down again in response to renewed concerns about terrorism and revelations of corporate accounting scandals. Tyco, in which we held a small position earlier in the year, was one of many companies under investigation. We sold our shares fairly early, limiting our losses. After bottoming out in October, stocks again rebounded strongly in the fourth quarter but not enough to offset negative returns from earlier in the year.

LITTLE HELP FROM BIG NAMES
Selected US companies, including Procter & Gamble, (0.6% of net assets) posted positive returns for the year. In most cases, however, large US stocks continued their disappointing performance, particularly in the technology sector. AOL Time Warner, General Electric and Intel (0.3%, 0.6% and 0.2% of net assets, respectively) all detracted from the fund's performance.

   Our exposure to foreign stocks helped relative returns, as international indexes--although they generated negative returns--slightly outperformed the S&P
500. The overvalued dollar and continuing concerns over accounting issues and corporate credibility in the US made international markets more attractive to investors.

STRATEGY FOR INCREASED DIVERSIFICATION
Near the end of the last quarter, we implemented a plan to restructure the fund to provide greater diversification for shareholders. We brought in additional portfolio managers with experience in specific asset classes, and divided the fund into the following components: large-cap growth and value, mid-cap growth and value, small-cap growth and value, real estate investment trusts (REITs), international stocks, investment-grade bonds and non-investment grade bonds. By broadening the fund's exposure to different asset classes, we hope to dampen volatility and generate a steadier return over time. We believe this may be a good core fund choice for many investors because of its modest exposure to many types of investments.

POSITIONED FOR GROWTH
Toward the end of the year, we decreased our fixed- income position and added to our stock holdings to take advantage of a market that we felt was somewhat undervalued. As we enter 2003, we expect the US economy to continue to expand, resulting in an improved environment for corporate profits, which should help domestic stocks. In this environment, we favor corporate and high-yield bonds in the fixed- income universe and believe they will perform better than more conservative fixed-income investments. REITs and international stocks may not perform as well, but overall, we believe that our broader diversification across domestic and international equity and fixed-income sectors should help provide a smoother ride for investors even if market conditions remain unsettled.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

An investment in Stein Roe Balanced Fund, Variable Series offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments, changes in interest rates and in the financial strength of issuers of lower-rated bonds. Foreign political and economic developments also may affect fund performance.

Holdings are disclosed as of December 31, 2002 and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Balanced Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                               1-YEAR       5-YEAR       10-YEAR
----------------------------------------------------------------
Class A (1/1/89)               -11.73         0.10         6.06
S&P 500 Index                  -22.09        -0.58         9.34
Lehman Brothers
  Government/
  Credit Index                  11.04         7.62         7.61

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 12/31/92 - 12/31/02

Class A: $18.016

                                                  LEHMAN BROTHERS
                                                  GOVERNMENT/
               CLASS A SHARES     S&P 500 Index   CREDIT INDEX
Dec 31, 92          $  10,000         $  10,000         $  10,000
Jan 31, 93          $  10,080         $  10,084         $  10,218
Feb 28, 93          $  10,223         $  10,221         $  10,431
Mar 31, 93          $  10,439         $  10,437         $  10,466
Apr 30, 93          $  10,287         $  10,184         $  10,547
May 31, 93          $  10,391         $  10,456         $  10,541
Jun 30, 93          $  10,479         $  10,486         $  10,781
Jul 31, 93          $  10,455         $  10,445         $  10,850
Aug 31, 93          $  10,742         $  10,840         $  11,099
Sep 30, 93          $  10,742         $  10,757         $  11,138
Oct 31, 93          $  10,861         $  10,980         $  11,184
Nov 30, 93          $  10,782         $  10,875         $  11,057
Dec 31, 93          $  10,929         $  11,007         $  11,106
Jan 31, 94          $  11,145         $  11,381         $  11,273
Feb 28, 94          $  11,004         $  11,073         $  11,027
Mar 31, 94          $  10,637         $  10,591         $  10,757
Apr 30, 94          $  10,620         $  10,727         $  10,667
May 31, 94          $  10,728         $  10,901         $  10,648
Jun 30, 94          $  10,554         $  10,634         $  10,624
Jul 31, 94          $  10,778         $  10,983         $  10,836
Aug 31, 94          $  11,020         $  11,432         $  10,840
Sep 30, 94          $  10,753         $  11,153         $  10,677
Oct 31, 94          $  10,736         $  11,403         $  10,665
Nov 30, 94          $  10,419         $  10,988         $  10,646
Dec 31, 94          $  10,579         $  11,151         $  10,716
Jan 31, 95          $  10,700         $  11,440         $  10,922
Feb 28, 95          $  11,077         $  11,885         $  11,175
Mar 31, 95          $  11,251         $  12,235         $  11,250
Apr 30, 95          $  11,494         $  12,595         $  11,408
May 31, 95          $  11,858         $  13,097         $  11,886
Jun 30, 95          $  12,075         $  13,401         $  11,981
Jul 31, 95          $  12,423         $  13,845         $  11,934
Aug 31, 95          $  12,449         $  13,879         $  12,087
Sep 30, 95          $  12,692         $  14,465         $  12,210
Oct 31, 95          $  12,570         $  14,413         $  12,389
Nov 30, 95          $  12,996         $  15,044         $  12,594
Dec 31, 95          $  13,272         $  15,335         $  12,779
Jan 31, 96          $  13,536         $  15,856         $  12,858
Feb 29, 96          $  13,649         $  16,004         $  12,586
Mar 31, 96          $  13,819         $  16,157         $  12,480
Apr 30, 96          $  13,875         $  16,395         $  12,394
May 31, 96          $  13,989         $  16,816         $  12,373
Jun 30, 96          $  14,140         $  16,880         $  12,537
Jul 31, 96          $  13,876         $  16,134         $  12,566
Aug 31, 96          $  14,074         $  16,474         $  12,535
Sep 30, 96          $  14,479         $  17,400         $  12,758
Oct 31, 96          $  14,885         $  17,880         $  13,055
Nov 30, 96          $  15,526         $  19,230         $  13,295
Dec 31, 96          $  15,348         $  18,850         $  13,148
Jan 31, 97          $  15,828         $  20,026         $  13,164
Feb 28, 97          $  15,657         $  20,184         $  13,191
Mar 31, 97          $  15,274         $  19,357         $  13,034
Apr 30, 97          $  15,732         $  20,510         $  13,224
May 31, 97          $  16,372         $  21,763         $  13,347
Jun 30, 97          $  16,757         $  22,732         $  13,508
Jul 31, 97          $  17,717         $  24,539         $  13,921
Aug 31, 97          $  17,109         $  23,165         $  13,765
Sep 30, 97          $  17,855         $  24,432         $  13,981
Oct 31, 97          $  17,536         $  23,616         $  14,205
Nov 30, 97          $  17,716         $  24,709         $  14,280
Dec 31, 97          $  17,929         $  25,134         $  14,430
Jan 31, 98          $  18,089         $  25,411         $  14,634
Feb 28, 98          $  18,599         $  27,243         $  14,604
Mar 31, 98          $  19,034         $  28,638         $  14,650
Apr 30, 98          $  19,081         $  28,930         $  14,723
May 31, 98          $  18,833         $  28,432         $  14,880
Jun 30, 98          $  19,105         $  29,587         $  15,032
Jul 31, 98          $  19,034         $  29,273         $  15,044
Aug 31, 98          $  17,338         $  25,043         $  15,338
Sep 30, 98          $  17,950         $  26,648         $  15,776
Oct 31, 98          $  18,738         $  28,812         $  15,664
Nov 30, 98          $  19,384         $  30,558         $  15,758
Dec 31, 98          $  20,173         $  32,318         $  15,798
Jan 31, 99          $  20,680         $  33,669         $  15,910
Feb 28, 99          $  20,208         $  32,622         $  15,531
Mar 31, 99          $  20,584         $  33,927         $  15,609
Apr 30, 99          $  20,864         $  35,240         $  15,648
May 31, 99          $  20,557         $  34,408         $  15,487
Jun 30, 99          $  21,258         $  36,311         $  15,439
Jul 31, 99          $  20,889         $  35,182         $  15,395
Aug 31, 99          $  20,774         $  35,006         $  15,383
Sep 30, 99          $  20,811         $  34,047         $  15,521
Oct 31, 99          $  21,346         $  36,202         $  15,562
Nov 30, 99          $  21,664         $  36,937         $  15,552
Dec 31, 99          $  22,697         $  39,109         $  15,458
Jan 31, 2000        $  22,148         $  37,145         $  15,453
Feb 29, 2000        $  22,301         $  36,443         $  15,646
Mar 31, 2000        $  23,521         $  40,008         $  15,873
Apr 30, 2000        $  22,752         $  38,803         $  15,795
May 31, 2000        $  22,231         $  38,008         $  15,781
Jun 30, 2000        $  23,111         $  38,943         $  16,103
Jul 31, 2000        $  23,028         $  38,335         $  16,274
Aug 31, 2000        $  24,237         $  40,716         $  16,503
Sep 30, 2000        $  23,454         $  38,566         $  16,566
Oct 31, 2000        $  23,219         $  38,404         $  16,670
Nov 30, 2000        $  22,121         $  35,378         $  16,955
Dec 31, 2000        $  22,464         $  35,551         $  17,289
Jan 31, 2001        $  22,958         $  36,813         $  17,580
Feb 28, 2001        $  21,571         $  33,460         $  17,761
Mar 31, 2001        $  20,635         $  31,342         $  17,842
Apr 30, 2001        $  21,607         $  33,774         $  17,709
May 31, 2001        $  21,490         $  34,000         $  17,811
Jun 30, 2001        $  21,181         $  33,174         $  17,897
Jul 31, 2001        $  21,122         $  32,849         $  18,342
Aug 31, 2001        $  20,298         $  30,796         $  18,577
Sep 30, 2001        $  19,283         $  28,311         $  18,748
Oct 31, 2001        $  19,563         $  28,851         $  19,224
Nov 30, 2001        $  20,402         $  31,064         $  18,909
Dec 31, 2001        $  20,402         $  31,337         $  18,760
Jan 31, 2002        $  20,210         $  30,880         $  18,897
Feb 28, 2002        $  20,004         $  30,284         $  19,057
Mar 31, 2002        $  20,406         $  31,423         $  18,670
Apr 30, 2002        $  19,965         $  29,518         $  19,033
May 31, 2002        $  19,935         $  29,303         $  19,208
Jun 30, 2002        $  19,086         $  27,217         $  19,371
Jul 31, 2002        $  18,099         $  25,096         $  19,603
Aug 31, 2002        $  18,206         $  25,260         $  20,043
Sep 30, 2002        $  17,037         $  22,516         $  20,473
Oct 31, 2002        $  17,841         $  24,496         $  20,277
Nov 30, 2002        $  18,494         $  25,936         $  20,289
Dec 31, 2002        $  18,016         $  24,413         $  20,827

NET ASSET VALUE PER SHARE ($)       12/31/01  12/31/02
------------------------------------------------------
Class A                              13.86     11.87

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment-grade US corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
COMMON STOCKS--59.2%
CONSUMER DISCRETIONARY--9.4%
AUTOMOBILES & COMPONENTS--0.6%
Advance Auto Parts, Inc.(a)                  1,200   $      58,680
American Axle & Manufacturing
   Holdings, Inc.(a)                         1,800          42,156
Delphi Corp.                                88,500         712,425
Gentex Corp.(a)                              4,000         126,560
Honda Motor Co., Ltd.                       10,500         388,136
Johnson Controls, Inc.                         700          56,119
Lear Corp.(a)                                1,900          63,232
Superior Industries
   International, Inc.                       1,900          78,584
                                                     -------------
                                                         1,525,892
                                                     -------------
CONSUMER DURABLES & APPAREL--1.3%
American Greetings Corp.,
   Class A                                   1,700          26,860
Bassett Furniture Industries, Inc.           2,400          34,368
Beazer Homes USA, Inc.(a)                    1,600          96,960
Buca, Inc.(a)                                2,700          22,464
Delta Apparel, Inc.                          1,100          16,940
Gucci Group N.V                              3,385         310,434
Helen of Troy Ltd.(a)                        3,000          34,920
Jakks Pacific, Inc.(a)                       3,700          49,839
Kellwood Co.                                 2,500          65,000
Kimball International, Inc.                  3,800          54,150
Koninklijke (Royal) Philips
   Electronics N.V                          18,300         320,493
Matsushita Electric Industries
   Ltd., ADR                                48,700         467,520
Mattel, Inc.                                 4,400          84,260
Maxwell Shoe Co., Inc.,
   Class A(a)                                3,800          44,156
Nautica Enterprises, Inc.(a)                 2,600          28,886
Newell Rubbermaid, Inc.                     11,100         336,663
Polaris Industries, Inc.                     1,600          93,760
Quaker Fabric Corp.(a)                       3,800          26,410
Russ Berrie & Co., Inc.                        600          20,268
Samsung Electronics Co.,
   Ltd., GDR                                 5,800         774,300
Stanley Furniture, Inc.(a)                   2,700          62,775
Stride Rite Corp.                            2,300          16,491
Toro Co.                                     1,100          70,290
Vans, Inc.(a)                                1,800          10,224
Wolverine World Wide, Inc.                   1,800          27,198
                                                     -------------
                                                         3,095,629
                                                     -------------
HOTELS, RESTAURANTS & LEISURE--1.4%
Ameristar Casinos, Inc.(a)                   3,000          42,300
Bally Total Fitness Holdings
   Corp.(a)                                  7,300          51,757
Brinker International, Inc.(a)               7,000         225,750
Compass Group PLC                           56,920         302,322
Darden Restaurants, Inc.                     1,500          30,675
Extended Stay American,
   Inc.(a)                                   4,600          67,850
Harrah's Entertainment,
   Inc.(a)                                   2,900         114,840
Hilton Hotels Corp.                         15,900   $     202,089
International Game
   Technology                                1,000          75,920
Jack in the Box, Inc.(a)                     1,100          19,019
Landry's Restaurants, Inc.                   2,300          48,852
P & O Princess Cruises PLC                  46,200         320,487
Lone Star Steakhouse &
   Saloon, Inc.                              2,300          44,482
Magna Entertainment Corp.,
   Class A                                   2,000          12,400
McDonald's Corp.                            49,600         797,568
Outback Steakhouse, Inc.                     2,100          72,324
PF Chang's China Bistro,
   Inc.(a)                                   1,900          68,970
Panera Bread Co.(a)                          1,800          62,658
Prime Hospitality Corp.                      9,100          74,165
Scientific Games Corp.,
   Class A(a)                               10,400          75,504
Six Flags, Inc.                              8,200          46,822
Sonic Corp.(a)                               2,900          59,421
Starwood Hotels & Resorts, Inc.              9,200         218,408
Station Casinos, Inc.(a)                     3,700          65,490
YUM! Brands, Inc.(a)                        15,700         380,254
                                                     -------------
                                                         3,480,327
                                                     -------------
MEDIA--2.8%
Alliance Atlantis Communications,
   Inc., Class B(a)                          6,100          65,270
AOL Time Warner, Inc.(a)                    58,300         763,730
British Sky Broadcasting
   Group PLC(a)                             15,000         154,271
Clear Channel
   Communications, Inc.(a)                  21,200         790,548
Comcast Corp.                               32,499         766,025
Cox Radio, Inc., Class A(a)                  5,300         120,893
Dai Nippon Printing Co., Ltd.               10,000         110,559
Fox Entertainment Group, Inc.,
   Class A(a)                                8,800         228,184
Grupo Televisa SA, ADR                       6,600         184,338
Hispanic Broadcasting
   Corp.(a)                                  4,300          88,365
Interpublic Group of
   Companies, Inc.                          34,600         487,168
Knight Ridder, Inc.                          2,200         139,150
Liberty Media Corp.(a)                      20,800         185,952
Lin TV Corp., Class A(a)                     4,400         107,140
Mediacom Communications Corp.,
   Class A(a)                               3,600          31,716
New York Times Co., Class A                  1,500          68,595
News Corp., Ltd., ADR                       26,900         706,125
Omnicom Corp.                                7,600         490,960
Radio One, Inc., Class D(a)                  9,600         138,528
Regent Communications,
   Inc.(a)                                   5,100          30,141
Societe Television Francaise 1               6,570         175,418
Univision Communications,
   Inc.(a)                                   1,200          29,400
Viacom, Inc., Class B(a)                   20,200         823,352

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
Westwood One, Inc.                           2,000   $      74,720
WPP Group PLC                               25,750         196,655
                                                     -------------
                                                         6,957,203
                                                     -------------
RETAILING--3.3%
Aaron Rents, Inc.                            3,700          80,956
Abercrombie & Fitch Co.,
   Class A(a)                                2,300          47,058
Bed Bath & Beyond, Inc.(a)                  17,500         604,275
Best Buy Co., Inc.(a)                       11,700         282,555
Borders Group, Inc.(a)                       8,100         130,410
Charming Shoppes, Inc.                      10,200          42,636
Cost Plus, Inc.
   (California)(a)                           1,100          31,537
Dollar Tree Stores, Inc.(a)                  2,700          66,339
Ebay, Inc.                                   5,600         379,792
Electronics Boutique Holdings
   Corp.(a)                                  2,700          42,687
Family Dollar Stores, Inc.                   1,600          49,936
Federated Department
   Stores, Inc.(a)                           3,400          97,784
GTSI Corp.(a)                                3,900          52,455
Gart Sports Co.(a)                           3,300          63,855
Guitar Center, Inc.(a)                       3,400          56,304
Handleman Co.                                3,600          41,400
Hot Topic, Inc.(a)                           3,100          70,928
Ito-Yokado Co., Ltd.                         3,000          88,414
Kohls Corp.(a)                              15,700         878,415
Limited Brands, Inc.                         2,300          32,039
Lowe's Companies, Inc.                      15,000         562,500
Monro Muffler Brake,
   Inc.(a)                                   2,500          42,250
Mothers Work, Inc.(a)                        3,300         116,259
Nordstrom, Inc.                              1,900          36,043
Office Depot, Inc.(a)                       59,100         872,316
OfficeMax, Inc.(a)                           1,900           9,500
Party City Corp.(a)                          4,300          51,600
Petco Animal Supplies,
   Inc.(a)                                   3,400          79,693
Rent-A-Center, Inc.(a)                         600          29,970
Ross Stores, Inc.                            1,200          50,868
Select Comfort Corp.(a)                      4,800          45,120
Shiseido Co., Ltd.                           9,000         116,933
Shopko Stores, Inc.                          2,600          32,370
Sports Authority, Inc.(a)                    5,400          37,800
Staples, Inc.(a)                            37,300         682,590
Talbots, Inc.                                1,000          27,530
Target Corp.                                12,700         381,000
TBC Corp.(a)                                   900          10,809
TJX Companies, Inc.                          5,500         107,360
Tommy Hilfiger Corp.(a)                      7,500          52,125
Too, Inc.(a)                                 1,900          44,688
Tweeter Home Entertainment
   Group, Inc.(a)                            5,500          32,230
Wal-Mart Stores, Inc.                       27,500       1,389,025
Williams Sonoma, Inc.(a)                     2,600          70,590
Zale Corp.(a)                                3,300         105,270
                                                     -------------
                                                         8,126,214
                                                     -------------
CONSUMER STAPLES--5.3%
FOOD & DRUG RETAILING--0.7%
FamilyMart Co., Ltd.                         8,000   $     156,618
Performance Food
   Group Co.(a)                              2,500          84,897
Safeway, Inc.(a)                            49,600       1,158,656
Walgreen Co.                                10,500         306,495
                                                     -------------
                                                         1,706,666
                                                     -------------
FOOD, BEVERAGES & TOBACCO--3.8%
American Italian Pasta Co.,
   Class A(a)                                1,800          64,764
Anheuser-Busch
   Companies, Inc.                           5,500         266,200
Archer Daniels Midland Co.                  39,900         494,760
Cadbury Schweppes PLC                       28,160         175,402
Conagra Foods, Inc.                         65,100       1,628,151
Dial Corp. (The)                             4,000          81,480
Dean Foods, Co.(a)                           3,600         133,560
Del Monte Foods Co.(a)                       8,039          61,899
Diageo PLC                                  10,700         116,246
HJ Heinz Co.                                18,000         591,660
Hormel Foods Corp.                             800          18,664
Kraft Foods, Inc.                            8,400         327,012
Koninklijke Numico N.V                       9,888         124,430
Nestle SA                                    2,670         565,621
Pepsi Bottling Group, Inc.                  17,300         444,610
Pepsico, Inc.                               24,600       1,038,612
Philip Morris Companies, Inc.               21,800         883,554
Sara Lee Corp.                              88,400       1,989,884
Schweitzer-Mauduit
   International, Inc.                         800          19,600
Ralcorp Holdings, Inc.(a)                    1,700          42,738
Wrigley WM Jr. Co.                           4,300         235,984
                                                     -------------
                                                         9,304,831
                                                     -------------
HOUSEHOLD & PERSONAL PRODUCTS--0.8%
Alberto-Culver Co., Class B                  8,900         448,560
Avon Products, Inc.                          1,600          86,192
Fortune Brands, Inc.                         4,900         227,899
Gillette Co.                                16,000         485,760
Inter Parfums, Inc.(a)                       1,900          14,706
Procter & Gamble Co.                         7,800         670,332
                                                     -------------
                                                         1,933,449
                                                     -------------

ENERGY--4.4%
Amerada Hess Corp.                           1,700          93,585
Anadarko Petroleum Corp.                    10,400         498,160
Apache Corp.                                   800          45,592
BJ Services Co.(a)                           5,600         180,936
BP PLC, ADR                                 10,700         434,955
Cal Dive International, Inc.(a)              2,100          49,350
ChevronTexaco Corp.                          6,300         418,824
ConocoPhillips                              21,800       1,054,902
Diamond Offshore
   Drilling, Inc.                            1,400          30,590
Ensco International, Inc.                    5,700         167,865

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
Exco Resources, Inc.(a)                      3,700   $      64,676
Exel PLC                                    17,000         188,247
Evergreen Resources, Inc.(a)                 2,600         116,610
Exxon Mobil Corp.                           19,800         691,812
Halliburton Co.                             33,000         617,430
Harvest Natural Resources,
   Inc.(a)                                   3,100          19,995
Key Energy Services, Inc.(a)                 8,000          71,760
Lufkin Industries, Inc.                      1,700          39,865
Nabors Industries Ltd.(a)                   10,800         380,916
Noble Corp.(a)                              14,000         492,100
Marathon Oil Corp.                          47,300       1,007,017
Maverick Tube Corp.(a)                       3,200          41,696
National-Oilwell, Inc.(a)                    2,400          52,416
NS Group, Inc.                               5,400          35,208
Occidental Petroleum Corp.                   1,100          31,295
Patina Oil & Gas Corp.                       1,500          47,475
Patterson-UTI Energy, Inc.(a)                4,000         120,680
Pogo Producing Co.                           1,200          44,700
Remington Oil & Gas Corp.(a)                 3,500          57,435
Royal Dutch Petroleum Co.                   31,060       1,367,097
Shell Transport & Trading
   Co., PLC                                 79,100         520,704
Spinnaker Exploration Co.(a)                 5,300         116,865
St. Mary Land &
   Exploration Co.                           2,400          60,000
Superior Energy Services,
   Inc.(a)                                   8,800          72,160
3TEC Energy Corp.(a)                         2,800          39,732
Tom Brown, Inc.(a)                           1,700          42,670
Total Fina Elf SA                            5,500         785,004
Transocean, Inc.                             1,500          34,800
Ultra Petroleum Corp.(a)                     7,100          70,290
Universal Compression
   Holdings, Inc.(a)                         3,900          74,607
Valero Energy Corp.                          1,900          70,186
Weatherford International
   Ltd.(a)                                     900          35,937
Western Gas Resources, Inc.                  1,800          66,330
Westport Resources Corp.(a)                  2,200          45,760
Willbros Group, Inc.(a)                      5,600          46,032
XTO Energy, Inc.                             6,800         167,960
                                                     -------------
                                                        10,712,226
                                                     -------------

FINANCIALS--12.7%
BANKS--1.8%
BancFirst Corp.                                300          14,100
Bank of Granite Corp.                        2,400          42,000
BankNorth Group, Inc.                        2,300          51,980
Boston Private Financial
   Holdings, Inc.                            2,400          47,664
Bryn Mawr Bank Corp.                         1,600          58,608
Capital City Bank Group, Inc.                  500          19,595
Capitol Bancorp Ltd.                         1,000          23,200
Charter One Financial, Inc.                  2,000          57,460
Chemical Financial Corp.                     2,200          70,730
Chittenden Corp.                             2,900   $      73,892
City National Corp.                          1,400          61,586
Community First
   Bankshares, Inc.                          3,800         100,548
Community Trust Bancorp, Inc.                1,400          35,196
Corus Bankshares, Inc.                       1,200          52,392
Cullen/Frost Bankers, Inc.                     900          29,430
DBS Bank Ltd.                               30,000         190,240
Deutsche Bank AG(a)                          5,950         273,926
East West Bancorp, Inc.                      2,300          82,984
First Citizen Bancshares Inc.,
   Class A                                     400          38,640
First Financial Bankshares, Inc.             1,000          38,000
ForeningsSparbanken AB                      16,000         189,556
Golden West Financial Corp.                  2,200         157,982
GreenPoint Financial Corp.                   1,500          67,770
Hancock Holdings Co.                           600          26,790
Lloyds TSB Group PLC                        90,040         646,340
M&T Bank Corp.                                 900          71,415
MainSource Financial
   Group, Inc.                               1,050          25,212
MassBank Corp.                                 800          22,640
Merchants Bancshares, Inc.                   1,900          42,826
Mid-State Bancshares                         3,600          59,119
North Fork
   Bancorporation, Inc.                      2,200          74,228
Northrim Bancorp, Inc.                       1,700          22,950
Prosperity Bancshares, Inc.                  3,100          58,900
Riggs National Corp.
   (Washington DC)                           3,900          60,411
Simmons First National Corp.,
   Class A                                     900          32,985
Sovereign Bancorp, Inc.                      5,100          71,655
Sumitomo Mitsui Banking Corp.                   20          62,479
Texas Regional Bancshares, Inc.,
   Class A                                     900          31,987
TriCo Bancshares                             2,400          59,040
Trustco Bank Corp. (NY)                      1,300          14,014
UBS AG                                      15,150         736,086
UCBH Holdings, Inc.                          1,500          63,675
UFJ Holdings, Inc.                              73          73,762
UniCredito Italiano S.p.A                   55,850         223,151
W Holding Co., Inc.                          2,700          44,307
Webster Financial Corp.                      2,800          97,440
Westamerica Bancorporation                     900          36,162
Whitney Holding Corp.                          900          29,997
                                                     -------------
                                                         4,465,050
                                                     -------------
DIVERSIFIED FINANCIALS--3.3%
Affiliated Managers
   Group, Inc.(a)                              700          35,210
Bear Stearns Companies, Inc.                   900          53,460
Cash America International, Inc.             7,600          72,352
Citigroup, Inc.                             91,500       3,219,885
CompuCredit Corp.(a)                         1,700          12,019
Fannie Mae                                   6,900         443,877
Fortis, Inc.(b)                             14,540         256,168

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
Freddie Mac                                 16,600   $     980,230
Goldman Sachs Group, Inc.                    4,400         299,640
Janus Capital Group, Inc.                    5,900          77,113
JP Morgan Chase & Co.                       40,200         964,800
Lehman Brothers Holdings, Inc.               1,000          53,290
MBNA Corp.                                  29,400         559,188
MFC Bancorp Ltd.                             6,100          44,225
MTC Technologies, Inc.(a)                    2,000          50,600
Moody's Corp.                                2,800         115,612
Nomura Securities, Inc.                     20,000         224,655
Promise Co., Ltd.                            3,300         117,540
San Paolo - IMI S.p.A.(a)                   35,150         228,543
SLM Corp.                                    2,600         270,036
Windrose Medical
   Properties Trust                          2,200          22,660
                                                     -------------
                                                         8,101,103
                                                     -------------
INSURANCE--3.7%
Aflac, Inc.                                 23,700         713,844
Alleanza Assicurazioni S.p.A                28,800         218,062
AMB Generali Holding AG                      3,400         185,481
Ambac Financial Group, Inc.                  2,000         112,480
American International
   Group, Inc.                              33,700       1,949,545
Amerus Group Co.                             1,100          31,097
Arthur J. Gallagher & Co.                    1,200          35,256
Berkshire Hathaway, Inc.,
   Class A(a)                                   30       2,182,500
Brown & Brown, Inc.                          1,900          61,408
Chubb Corp.                                 12,500         652,500
Cincinnati Financial Corp.                     800          30,040
Commerce Group, Inc,(a)                      1,200          44,988
Delphi Financial Group, Inc.,
   Class A                                   1,800          68,328
Everest Reinsurance
   Group, Ltd.                               1,300          71,890
Hilb, Rogal & Hamilton Co.                   1,800          73,620
Kansas City Life Insurance Co.                 300          11,370
Lincoln National Corp.                      22,100         697,918
Loews Corp.                                    800          35,568
Marsh & McLennan
   Companies, Inc.                           8,800         406,648
MGIC Investment Corp.                        8,000         330,400
Nationwide Financial Services,
   Inc., Class A                             1,200          34,380
Navigators Group, Inc.(a)                      700          16,065
PMI Group, Inc.                              2,900          87,116
Philadelphia Consolidated
   Holding Corp.(a)                          2,000          70,800
Phoenix Companies, Inc.                      3,500          26,600
RLI Corp.                                    1,400          39,060
Radian Group, Inc.                           1,800          66,870
St. Paul Companies, Inc.                    19,800         674,190
StanCorp Financial Group, Inc.               1,300          63,505
State Auto Financial Corp.                   2,100          32,550
                                                     -------------
                                                         9,024,079
                                                     -------------
MULTI-SECTOR HOLDING--1.8%
SPDR Trust Series 1                         48,900   $   4,314,447
                                                     -------------
REAL ESTATE--2.1%
Alexandria Real Estate
   Equities, Inc.                            4,800         204,480
Apartment Investment &
   Management Co., Class A                   4,900         183,652
Archstone Smith Trust                        5,100         120,054
Avalonbay Communities, Inc.                  3,800         148,732
Boston Properties, Inc.                      3,800         140,068
Carramerica Realty Corp.                     4,500         112,725
Catellus Development Corp.(a)                6,500         129,025
Centerpoint Properties Trust                 2,000         114,300
Chelsea Property Group, Inc.                 2,600          86,606
Cousins Properties, Inc.                    12,400         306,280
EastGroup Properties, Inc.                   1,600          40,800
Equity Office Properties Trust               8,200         204,836
Equity One, Inc.                             3,000          40,050
Equity Residental
   Properties Trust                          4,800         117,984
First Industrial Realty
   Trust, Inc.                               1,200          33,600
General Growth
   Properties, Inc.                          7,500         390,000
Getty Realty Corp.                           1,600          30,320
Host Marriott Corp.                         10,800          95,580
Istar Financial, Inc.                       12,300         345,015
Keystone Properties Trust                    2,000          33,940
Kimco Realty Corp.                           5,900         180,776
Liberty Property Trust                       3,100          99,014
Macerich Co.                                 2,300          70,725
Meristar Hospitality Corp.                   4,400          29,040
Mid-America Apartment
   Communities, Inc.                         2,000          48,900
Nationwide Health
   Properties, Inc.                          3,500          52,255
Newcastle Investment Corp.                   7,400         118,178
PS Business Parks, Inc.                      1,400          44,520
Pan Pacific Retail
   Properties, Inc.                          2,300          84,019
Prentiss Properties Trust                    2,100          59,388
ProLogis                                    10,900         274,135
Public Storage, Inc.                         3,900         126,009
RFS Hotel Investors, Inc.                    3,000          32,580
Reckson Associates
   Realty Corp.                              3,900          82,095
Rouse Co.                                    6,000         190,200
Simon Properties Group, Inc.                 6,600         224,862
St. Joe Co.                                  6,600         198,000
Sovran Self Storage, Inc.                    1,400          39,704
Taubman Centers, Inc.                        3,500          56,805
United Dominion Realty Trust                 5,700          93,252
Universal Health Realty
   Income Trust                              1,100          28,875
Urstadt Biddle Properties, Inc.              2,900          32,132
Vornado Realty Trust                         4,200         156,240
                                                     -------------
                                                         5,199,751
                                                     -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
HEALTH CARE--8.9%
HEALTH CARE EQUIPMENT & SERVICES--3.4%
Accredo Health, Inc.(a)                      1,000   $      35,250
Aetna, Inc.                                 43,200       1,776,384
American Healthways, Inc.(a)                 5,000          87,500
American Medical Systems
   Holdings, Inc.(a)                         4,000          64,840
AmerisourceBergen Corp.                      9,800         532,238
Anthem, Inc.(a)                              9,100         572,390
Biomet, Inc.                                 7,400         212,084
Boston Scientific Corp.(a)                   1,200          51,024
Cardinal Health, Inc.                        7,200         426,168
Caremark RX, Inc.(a)                        11,200         182,000
Cerner Corp.(a)                              2,500          78,150
Community Health
   Systems, Inc.(a)                          2,500          51,475
DaVita, Inc.(a)                              1,600          39,472
Express Scripts, Inc.,
   Class A(a)                                  700          33,628
Essilor International SA                     7,100         292,246
First Horizon
   Pharmaceutical Corp.(a)                   5,500          41,129
First Health Group Corp.(a)                  6,000         146,100
HCA, Inc.                                   12,700         527,050
Haemonetics Corp. (Mass)(a)                  1,800          38,628
Hooper Holmes, Inc.                          6,600          40,524
Integra Lifesciences Holdings
   Corp.(a)                                  6,500         114,725
Kindred Healthcare, Inc.(a)                  1,400          25,411
Laboratory Corp. of America
   Holdings(a)                               1,300          30,212
LifePoint Hospitals, Inc.(a)                 2,200          65,848
Manor Care, Inc.(a)                          1,700          31,637
Medcath Corp.(a)                             3,500          35,000
Medtronic, Inc.                             16,500         752,400
Millipore Corp.                              2,000          68,000
Orthodontic Centers of
   America, Inc.(a)                          3,800          41,458
Owens & Minor, Inc.                          3,800          62,396
Priority Healthcare Corp.(a)                 2,000          46,400
Province Healthcare Co.(a)                   4,000          38,920
Quintiles Transnational
   Corp.(a)                                  2,500          30,250
Respironics, Inc.(a)                         2,100          63,905
St. Jude Medical, Inc.                       6,800         270,096
Sola International, Inc.(a)                  2,500          32,500
Sonosite, Inc.(a)                            3,900          50,973
Theragenics Corp.(a)                         5,600          22,568
Thoratec Corp.(a)                            6,100          46,543
US Oncology, Inc.(a)                         9,800          84,966
UnitedHealth Group, Inc.                     5,800         484,300
Universal American
   Financial Corp.(a)                        2,900          16,875
Universal Health Services, Inc.              1,800          81,180
WellChoice, Inc.(a)                          2,500          59,875
WellPoint Health Networks,
   Inc.(a)                                   7,900         562,164
Wright Medical Group, Inc.(a)                4,400   $      76,820
Zoll Medical Corp.(a)                        1,300          46,371
                                                     -------------
                                                         8,470,073
                                                     -------------
PHARMACEUTICALS & BIOTECHNOLOGY--5 5%
Adolor Corp.(a)                              3,300          45,276
Abbott Laboratories, Inc.                   21,300         852,000
American Pharmaceutical
   Partners, Inc.(a)                         4,300          76,540
Amgen, Inc.(a)                              17,900         865,286
Andrx Corp.(a)                               2,600          38,142
Atrix Laboratories, Inc.(a)                  3,800          58,288
Aventis SA                                   8,800         478,039
Barr Laboratories, Inc.(a)                   1,300          84,617
Bristol Myers Squibb Co.                    20,100         465,315
Cell Genesys, Inc.(a)                        3,100          34,568
CV Therapeutics, Inc.(a)                     1,900          34,618
Enzon Pharmaceuticals,
   Inc.(a)                                   4,500          75,240
Gilead Sciences, Inc.(a)                     2,000          68,000
GlaxoSmithKline PLC                         27,100         519,920
Idexx Laboratories, Inc.(a)                  1,300          42,705
Ilex Oncology, Inc.(a)                       4,700          33,182
Intermune, Inc.(a)                           1,900          48,469
ISIS Pharmaceuticals, Inc.(a)                5,300          34,927
Johnson & Johnson                           25,400       1,364,234
Kendle International, Inc.(a)                5,300          46,645
King Pharmaceuticals, Inc.(a)                3,800          65,322
Medimmune, Inc.(a)                           9,500         258,115
Merck & Co., Inc.                           24,100       1,364,301
Nabi Biopharmaceuticals(a)                   4,200          26,040
Neopharm, Inc.(a)                            2,900          29,406
Neurocrine Biosciences,
   Inc.(a)                                   1,500          68,490
Noven Pharmaceuticals,
   Inc.(a)                                   7,000          64,610
Novo Nordisk AS, Class B                     3,450          99,592
Pfizer, Inc.                                66,200       2,023,734
Pharmacia Corp.                             27,700       1,157,860
Protein Design Laboratories,
   Inc.(a)                                   6,800          57,800
Salix Pharmaceuticals Ltd.(a)                5,600          39,144
Serologicals Corp.(a)                        3,900          42,900
Shire Pharmaceuticals
   Group PLC                                21,325         136,432
Sicor, Inc.(a)                               3,300          52,305
Taro Pharmaceutical
   Industries Ltd.(a)                        2,100          78,960
Telik, Inc.(a)                               5,200          60,632
Teva Pharmaceuticals Industries
   Ltd., ADR                                19,700         760,617
Transkaryotic Therapies,
   Inc.(a)                                   3,600          35,640
Wyeth                                       47,700       1,783,980
                                                     -------------
                                                        13,471,891
                                                     -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
INDUSTRIALS--5.2%
CAPITAL GOODS--3.0%
American Power Conversion
   Corp.(a)                                  4,400   $      66,660
Armor Holdings, Inc.(a)                      5,200          71,604
Carlisle Companies, Inc.                     1,700          70,346
Chicago Bridge & Iron Co.
   NY Shares                                 1,600          48,320
Comfort Systems USA,
   Inc.(a)                                   4,300          14,405
Cuno, Inc.(a)                                2,100          69,552
DRS Technologies, Inc.(a)                    2,000          62,660
Denbury Resources, Inc.(a)                   4,700          53,110
Dover Corp.                                 13,500         393,660
Eaton Corp.                                    800          62,488
Emcor Group, Inc.(a)                         1,900         100,719
Esterline Technologies Corp.                 3,000          53,010
General Electric Co.                        58,700       1,429,345
Graco, Inc.                                  1,200          34,380
Granite Construction, Inc.                   1,700          26,350
Harsco Corp.                                 2,300          73,347
Herley Industries, Inc.(a)                   1,500          26,112
Honeywell International, Inc.               32,100         770,400
Ingersoll-Rand Co.                           1,600          68,896
Kadant, Inc.(a)                              2,900          43,500
Kennametal, Inc.                             1,200          41,376
Ladish Co., Inc.(a)                          4,200          33,852
Lockheed Martin Corp.                          900          51,975
Mastec, Inc.(a)                              3,900          11,505
Mueller Industries, Inc.(a)                  3,500          95,375
Navistar International
   Corp., Inc.                               3,100          75,361
NCI Building Systems,
   Inc.(a)                                   1,500          32,730
Northrop Grumman Corp.                         300          29,100
Oshkosh Truck Corp.                          1,700         104,550
Parker Hannifin Corp.                          900          41,517
Precision Castparts Corp.                    1,700          41,225
Rayovac Corp.(a)                             4,000          53,320
Raytheon Co.                                16,800         516,600
Reliance Steel & Aluminum Co.                2,600          54,184
Shaw Group, Inc.(a)                          2,600          42,770
Siemens AG                                   5,175         219,794
Tecumseh Products Co.,
   Class A                                     800          35,304
Terex Corp.                                  2,700          30,078
Textron, Inc.                               16,700         717,933
3M Co.                                       2,500         308,250
Triumph Group, Inc.(a)                       1,200          38,328
Tyco International Ltd.                     54,900         937,692
USHIO, Inc.                                 21,000         229,875
Watsco, Inc.                                 4,900          80,262
W.W. Grainger, Inc.                          1,600          82,480
                                                     -------------
                                                         7,444,300
                                                     -------------
COMMUNICATION SERVICES & SUPPLIES--0.2%
Bellsystem24, Inc.                             700   $     136,570
Chubb PLC                                  127,650         180,285
Secom Co., Ltd.                              6,000         205,625
                                                     -------------
                                                           522,480
                                                     -------------
COMMERCIAL SERVICES & SUPPLIES--1 5%
Apollo Group, Inc.(a)                          900          39,600
Arbitron, Inc.                               1,400          46,900
Banta Corp.                                  1,500          46,905
Bisys Group, Inc.(a)                         6,000          95,400
Casella Waste System, Inc.,
   Class A (a)                               6,100          54,229
Cendant Corp.(a)                             5,900          61,832
Charles River Associates,
   Inc.(a)                                   2,700          38,232
Choicepoint, Inc.(a)                         2,600         102,674
Concord EFS, Inc.(a)                         4,500          70,830
Consolidated Graphics,
   Inc.(a)                                   2,000          44,500
Corporate Executive
   Board Co.(a)                              2,300          73,416
DST Systems, Inc.(a)                         1,300          46,215
Daisytek International
   Corp.(a)                                  5,100          40,443
Education Management
   Corp.(a)                                  1,500          56,400
Efunds Corp.(a)                              2,200          20,042
Electro Rent Corp.(a)                        1,000          12,121
FTI Consulting, Inc.(a)                      1,500          60,225
First Data Corp.                            23,500         832,135
Hewitt Associates, Inc.,
   Class A(a)                                1,100          34,859
Imagistics International,
   Inc.(a)                                   2,100          42,000
Intercept, Inc.(a)                           4,500          76,189
Kroll, Inc.(a)                               2,300          43,884
Manpower, Inc.                               1,600          51,040
Nam Tai Electronics, Inc.                    3,600          88,020
On Assignment, Inc.(a)                       6,500          55,380
Pittston Brink's Group                       3,900          72,072
Republic Services, Inc.(a)                   1,900          39,862
Robert Half International, Inc.              3,700          59,607
Sourcecorp, Inc.(a)                          2,000          37,180
Spherion Corp.(a)                            7,400          49,580
Stericycle, Inc.(a)                          2,100          67,996
Sylvan Learning Systems,
   Inc.(a)                                   4,500          73,800
United Stationers, Inc.                      4,000         115,204
Valassis Communications, Inc.                1,000          29,430
Waste Connections, Inc.(a)                   1,900          73,359
Waste Management, Inc.                      37,100         850,332
Weight Watchers International,
   Inc.(a)                                   2,100          96,537
                                                     -------------
                                                         3,698,430
                                                     -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
EMPLOYMENT SERVICES--0.1%
Adecco SA                                    5,000   $     195,937
                                                     -------------
TRANSPORTATION--0.4%
AMR Corp.                                   41,900         276,540
CSX Corp.                                    2,000          56,620
CNF, Inc.                                    1,300          43,212
Covenant Transport, Inc.,
   Class A(a)                                2,200          41,712
Genesee & Wyoming, Inc.,
   Class A(a)                                2,800          56,980
Heartland Express, Inc.(a)                   2,500          57,278
Kansas City Southern                         2,300          27,600
Old Dominion Freight
   Line, Inc.(a)                             2,600          73,710
UTI Worldwide, Inc.                          2,700          70,875
TPG N.V                                     15,502         251,170
Werner Enterprises, Inc.                     2,500          53,825
                                                     -------------
                                                         1,009,522
                                                     -------------

INFORMATION TECHNOLOGY--7.1%
SOFTWARE & SERVICES--3.4%
Accenture Ltd., Class A(a)                   8,700         156,513
Activision, Inc.(a)                          6,200          90,458
Acxiom Corp.(a)                              3,000          46,140
Affiliated Computer
   Services, Inc.(a)                         4,500         236,925
American Management
   Systems(a)                                5,100          61,149
Andrew Corp.(a)                              7,300          75,044
Anteon International
   Corp.(a)                                  1,600          38,400
Barra, Inc.(a)                               1,200          36,396
Cadence Design Systems,
   Inc.(a)                                   3,500          41,265
Electronic Arts, Inc.(a)                     8,100         403,137
Electronic Data Systems
   Corp                                     40,100         739,043
Factset Research Systems,
   Inc                                       1,400          39,578
Fidelity National Information
   Solutions, Inc.(a)                        2,100          36,225
FreeMarkets, Inc.(a)                         3,900          25,112
Henry (Jack) & Associates, Inc.              4,600          55,384
Hyperion Solutions Corp.(a)                  1,700          43,639
Interland, Inc.(a)                           9,800          12,740
Intuit, Inc.(a)                             13,400         628,728
JDA Software Group, Inc.(a)                  3,600          34,776
MPS Group, Inc.(a)                          12,000          66,480
Management Network
   Group, Inc.(a)                           15,200          22,800
MatrixOne, Inc.(a)                           7,700          33,110
Mercury Interactive Corp.(a)                 2,100          62,265
Microsoft Corp.                             56,900       2,941,730
Novell, Inc.(a)                             11,700          39,078
Oracle Corp.(a)                             41,500         448,200
Pervasive Software, Inc.(a)                  5,200   $      21,424
Plato Learning, Inc.(a)                      9,300          55,242
Precise Software Solutions
   Ltd.(a)                                   4,900          80,899
Rational Software Corp.(a)                   2,900          30,131
Reynolds & Reynolds Co.,
   Class A                                   2,500          63,675
Roxio, Inc.(a)                               3,400          16,218
Safenet, Inc.(a)                             1,700          43,095
SAP AG                                      22,480         658,048
Secure Computing Corp.(a)                    8,500          54,485
Siebel Systems, Inc.(a)                     78,600         587,928
Sonicwall, Inc.(a)                          11,600          42,108
Stellent, Inc.(a)                            3,200          14,205
Sungard Data Systems, Inc.(a)                1,500          35,340
Sybase, Inc.(a)                              3,600          48,240
Symantec Corp.(a)                            1,500          60,765
THQ, Inc.(a)                                 5,300          70,225
Valueclick, Inc.(a)                         10,100          28,179
Veritas Software Corp.(a)                    2,800          43,736
Webmethods, Inc.(a)                          7,400          60,828
                                                     -------------
                                                         8,429,086
                                                     -------------
TECHNOLOGY HARDWARE & EQUIPMENT--3 7%
Allen Telecom, Inc.                          4,200          39,774
Amphenol Corp., Class A(a)                   1,700          64,600
Anixter International, Inc.(a)               2,700          62,775
Applied Films Corp.(a)                       2,900          57,971
Arrow Electronics, Inc.                      2,700          34,533
ATMI, Inc.(a)                                3,900          72,228
AVX Corp.                                    3,800          37,240
Benchmark Electronics,
   Inc.(a)                                   1,300          37,258
Canon, Inc.                                 10,000         376,389
Celestica, Inc.(a)                          20,300         286,230
Cisco Systems, Inc.(a)                      82,400       1,079,440
Computer Network
   Technology Corp.(a)                       3,600          25,560
Cymer, Inc.(a)                               2,500          80,625
Datacraft Asia Ltd.                         76,000          49,780
Dell Computer Corp.(a)                      36,400         973,336
DSP Group, Inc.                              4,500          71,190
DuPont Photomasks, Inc.(a)                   1,100          25,575
Entegris, Inc.(a)                           12,700         130,810
Flextronics International
   Ltd.(a)                                  59,800         489,762
Genesis MicroChip, Inc.(a)                   4,000          52,200
Hewlett Packard Co.                         22,100         383,656
Hoya Corp.                                   3,400         237,908
Hutchinson Technology,
   Inc.(a)                                   2,500          51,750
Intel Corp.                                 27,900         434,403
International Business
   Machines Corp.                            8,600         666,500
Intersil Corp., Class A(a)                  15,100         210,494
Itron, Inc.(a)                               3,800          72,846
Jabil Circuit, Inc.(a)                       4,400          78,848

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
Legend Holdings Ltd.                       638,000   $     210,661
Littelfuse, Inc.(a)                          2,900          48,894
MTS Systems Corp.                            3,000          30,060
Methode Electronics, Inc.,
   Class A                                   3,400          37,298
Microchip Technology, Inc.                  19,600         479,220
Micron Technology, Inc.                     12,200         118,828
Motorola, Inc.                              26,300         227,495
Micro International Ltd.(a)                  2,900          28,272
National Semiconductor
   Corp.(a)                                  1,100          16,511
Nokia Oyj                                    7,500         119,158
Novellus Systems, Inc.(a)                    2,000          56,160
PMC Sierra, Inc.(a)                         42,200         234,632
Photon Dynamics, Inc.(a)                     1,200          27,360
Photronics, Inc.(a)                          6,100          83,570
Pioneer Standard Electronics,
   Inc                                       5,300          48,654
Planar Systems, Inc.(a)                      2,800          57,764
ScanSource, Inc.(a)                            600          29,580
Somera Communications,
   Inc.(a)                                   4,200          11,340
Taiwan Semiconductor
   Manufacturing Co.,
   Ltd., ADR(a)                             11,500          81,075
Tektronix, Inc.                              1,100          20,009
Tellabs, Inc.(a)                             5,600          40,712
Texas Instruments, Inc.                     11,800         177,118
Tollgrade Communications,
   Inc.(a)                                   2,300          26,979
Vishay Intertechnology,
   Inc.(a)                                   1,500          16,770
Xerox Corp.                                 83,900         675,395
Zebra Technologies Corp.,
   Class A(a)                                1,100          63,030
                                                     -------------
                                                         9,150,226
                                                     -------------

MATERIALS--2.3%
CONSTRUCTION MATERIALS--0.0%
Texas Industries, Inc.                       1,400          34,020
                                                     -------------
CONTAINERS & PACKAGING--0.2%
Aptargroup, Inc.                             1,900          59,356
Constar International, Inc.(a)               3,800          44,650
Crown Cork & Seal Co., Inc.                  9,400          74,730
Greif Brothers Corp., Class A                1,700          40,460
Jarden Corp.(a)                              5,300         126,511
Packaging Corp. of America                   1,700          31,008
                                                     -------------
                                                           376,715
                                                     -------------
METALS & MINING--0.3%
Arch Coal, Inc.                              2,200          47,498
Centex Construction
   Products, Inc.                            1,500          52,725
Nucor Corp.                                  7,400         305,620
Peabody Energy Corp.                         6,100         178,303
Pechiney SA                                  4,650         163,069
RTI International Metals, Inc.               3,400   $      34,340
Stillwater Mining Co.(a)                     2,900          15,515
                                                     -------------
                                                           797,070
                                                     -------------
PAPER & FOREST PRODUCTS--1.0%
Boise Cascade Corp.                            900          22,698
Bowater, Inc.                               14,300         599,885
Georgia Pacific Corp.                       49,500         799,920
International Paper Co.                     20,300         709,891
MeadWestvaco Corp.                           2,300          56,833
UPM-Kymmene Oyj                              7,125         228,643
                                                     -------------
                                                         2,417,870
                                                     -------------
SPECIALTY CHEMICALS--0.8%
Air Products & Chemicals,
   Inc                                       1,500          64,125
AKZO Nobel N.V                              19,900         634,611
Cytec Industries, Inc.(a)                    2,900          79,112
DSM N.V                                      5,000         227,463
Eastman Chemical Co.                         1,800          66,186
Ecolab, Inc.                                   700          34,650
Engelhard Corp.                              1,800          40,230
H.B. Fuller Co.                              1,400          36,232
International Flavors &
   Fragrances, Inc.                          3,200         112,320
Lubrizol Corp.                               3,400         103,700
Lyondell Chemical Co.                        4,000          50,560
Kaneka Corp.                                37,000         197,836
Minerals Technologies, Inc.                  1,100          47,465
PPG Industries, Inc.                           900          45,135
Praxair, Inc.                                1,300          75,101
Schulman(a) , Inc.                           2,100          39,081
Scotts Co. (The), Class A(a)                   900          44,136
Shin-Etsu Chemical Co., Ltd.                 5,000         163,776
                                                     -------------
                                                         2,061,719
                                                     -------------

TELECOMMUNICATION SERVICES--2.5%
AT&T Corp.                                  26,100         681,471
BellSouth Corp.                             40,600       1,050,322
China Mobile (Hong Kong)
   Ltd.(a)(b)                               98,000         233,445
Deutsche Telekom AG, ADR                    48,700         618,490
Metro One Telecommunications
   Inc.(a)                                   2,700          17,415
NTT DoCoMo, Inc.                               120         221,287
SBC Communications, Inc.                    39,400       1,068,134
SK Telecom Co., Ltd.                        10,300         219,905
Telecom Italia S.p.A                        31,150         236,182
Telefonica de Espana                        27,571         246,630
Telephone & Data
   Systems, Inc.                             2,100          98,742
Verizon Communications, Inc.                35,400       1,371,750
Vodafone Group PLC                          55,000         100,252
                                                     -------------
                                                         6,164,025
                                                     -------------

UTILITIES--1.4%
Allete, Inc.                                 1,600          36,288
Cascade Natural Gas Corp.                    1,900          38,000

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                         SHARES          VALUE
                                     -------------   -------------
Central Vermont Public
Service Corp.                                2,600   $      47,528
Centrica PLC                                76,500         210,547
CH Energy Group, Inc.                        1,800          83,934
Duke Energy Co.                             37,700         736,658
El Paso Corp.                               27,900         194,184
Energy East Corp.                            2,200          48,598
Entergy Corp.                                1,100          50,149
Exelon Corp.                                 1,400          73,878
Maine Public Service Co.                       600          19,200
MDU Resources Group, Inc.                    4,300         110,983
MGE Energy, Inc.                               900          24,094
National Grid Group PLC                     64,400         473,170
Northwest Natural Gas Co.                    2,600          70,356
PG&E Corp.                                  44,600         619,940
PPL Corp.                                      900          31,212
Progress Energy, Inc.                        1,800          78,030
TXU Corp.                                   19,800         369,864
WGL Holdings, Inc.                           3,000          71,760
                                                     -------------
                                                         3,388,373
                                                     -------------
TOTAL COMMON STOCKS
   (cost of $156,175,768)                              145,578,604
                                                     -------------

                                          PAR
                                     -------------
CORPORATE BONDS--21.0%
CONSUMER DISCRETIONARY--0.6%
AUTOMOBILES & COMPONENTS--0.1%
Lear Corp.,
   7.960%, 05/15/05                  $      75,000          77,063
   8.110%, 05/15/09                        150,000         158,625
                                                     -------------
                                                           235,688
                                                     -------------
MEDIA--0.1%
British Sky Broadcasting
   Group PLC,
   8.200%, 07/15/09                        300,000         327,729
                                                     -------------
HOTELS, RESTAURANTS & LEISURE--0.4%
Host Marriott LP,
   9.500%, 01/15/07                        135,000         137,025
International Game Technology,
   8.375%, 05/15/09                        300,000         331,500
Starwood Hotels & Resorts, Inc.,
   7.875%, 05/01/12(c)                     225,000         222,750
YUM! Brands, Inc.,
   7.700% 07/01/12                         195,000         203,775
                                                     -------------
                                                           895,050
                                                     -------------

CONSUMER STAPLES--0.6%
HOUSEHOLD PRODUCTS--0.6%
Procter & Gamble Co.,
   4.750%, 06/15/07                      1,400,000       1,500,422
                                                     -------------

FINANCE, INSURANCE & REAL ESTATE--8.2%
DEPOSITORY INSTITUTIONS--1.9%
Citicorp,
   8.040%, 12/15/19(c)               $   1,950,000   $   2,250,066
Den Danske Bank,
   6.550%, 09/15/03(c)                   2,250,000       2,317,275
                                                     -------------
                                                         4,567,341
                                                     -------------
INSURANCE CARRIERS--2.3%
Florida Windstorm Underwriting
   Association,
   7.125%, 02/25/19(c)                   1,900,000       2,175,386
Prudential Insurance Co. of
   America,
   7.650%, 07/01/07(c)                   3,150,000       3,573,330
                                                     -------------
                                                         5,748,716
                                                     -------------
NON-DEPOSITORY CREDIT INSTITUTIONS--2.8%
Countrywide Home Loans, Inc.,
   6.850%, 06/15/04                      1,500,000       1,592,700
Ford Motor Credit Corp.,
   6.875%, 02/01/06                      1,500,000       1,505,760
Household Finance Corp.,
   6.500%, 01/24/06                      1,500,000       1,583,160
International Lease
   Finance Corp.,
   6.375%, 03/15/09                      2,000,000       2,140,300
                                                     -------------
                                                         6,821,920
                                                     -------------
NON-DEPOSITORY INSTITUTIONS--1.2%
Fannie Mae,
   6.625%, 09/15/09                      2,575,000       3,021,142
                                                     -------------

MANUFACTURING--1.7%
CHEMICALS & ALLIED PRODUCTS--0.4%
Hanson Overseas BV,
   6.750%, 09/15/05                      1,000,000       1,087,070
                                                     -------------
PAPER & FOREST PRODUCTS--1.3%
Georgia-Pacific Corp.,
   8.875%, 05/15/31                      1,500,000       1,290,000
Weyerhaeuser Co.,
   6.750%, 03/15/12                      1,750,000       1,907,972
                                                     -------------
                                                         3,197,972
                                                     -------------

MINING & ENERGY--2.7%
OIL & GAS FIELD SERVICES--2.7%
Baker Hughes, Inc.,
   6.250%, 01/15/09                      2,000,000       2,228,580
Devon Financing Corp.,
   6.875%, 09/30/11                      1,500,000       1,692,945
Kerr-McGee Corp.,
   5.375%, 04/15/05                      1,200,000       1,275,816
Nexen, Inc.,
   7.875%, 03/15/32                      1,250,000       1,322,738
XTO Energy, Inc.,
   7.500% 04/15/12                          90,000          95,400
                                                     -------------
                                                         6,615,479
                                                     -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                          PAR            VALUE
                                     -------------   -------------
INDUSTRIALS--1.8%
CAPITAL GOODS--1.8%
Constellation Brands, Inc.,
   8.125%, 01/15/12                  $     300,000   $     310,500
Cross Timbers Oil Co.,
   8.750%, 11/01/09                        150,000         157,125
IBM Canada Credit,
   3.750%, 11/30/07(c)                   1,500,000       1,505,805
KB Home
   8.625%, 12/15/08                        225,000         232,313
Owens-Illinois, Inc.,
   7.350% 05/15/08                         270,000         251,100
Raytheon Co.,
   8.300%, 03/01/10                      1,500,000       1,768,275
Tricon Global
   Restaurants, Inc.,
   8.875%, 04/15/11                         45,000          49,050
Winn-Dixie Stores, Inc.,
   8.875% 04/01/08                          21,000          21,420
                                                     -------------
                                                         4,295,588
                                                     -------------
TRANSPORTATION--0.0%
Kansas City Southern
   7.500%, 06/15/09                         54,000          56,700
                                                     -------------

SERVICES--1.7%
BUSINESS SERVICES--0.5%
FedEx Corp.,
   7.530%, 09/23/06                      1,074,636       1,189,847
                                                     -------------
HEALTH CARE--1.2%
AmerisourceBergen Corp.,
   8.125%, 09/01/08                        265,000         283,550
HCA Healthcare Co.,
   8.750% 09/01/10                         300,000         343,752
HCA, Inc.,
   7.125%, 06/01/06                        900,000         945,270
Tenet Healthcare Corp.,
   5.375%, 11/15/06                      1,625,000       1,503,125
                                                     -------------
                                                         3,075,697
                                                     -------------

TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES--3.7%
AIR TRANSPORTATION--0.7%
United Airlines, Inc.,
   7.032%, 10/01/10 (d)                  2,156,075       1,703,299
   9.200%, 03/22/08(d)                     507,021          76,053
                                                     -------------
                                                         1,779,352
                                                     -------------
ELECTRIC SERVICES--1.0%
FirstEnergy Corp.,
   5.500%, 11/15/06                      2,500,000       2,509,975
                                                     -------------
SANITARY SERVICES--0.1%
Allied Waste
   North America, Inc.,
   7.875%, 01/01/09                        300,000         298,500
                                                     -------------
TELECOMMUNICATIONS--1.9%
AOL Time Warner, Inc.
   7.700%, 05/01/32                  $     450,000   $     466,834
Cable & Wireless PLC,
   8.000%, 06/22/10                      1,600,000       1,819,504
Verizon Wireless, Inc.,
   5.375%, 12/15/06(c)                   1,850,000       1,932,806
WorldCom, Inc.,
   8.250%, 05/15/31(d)                   1,525,000         358,375
                                                     -------------
                                                         4,577,519
                                                     -------------
TOTAL CORPORATE BONDS
   (cost of $50,391,899)                                51,801,707
                                                     -------------

U.S. GOVERNMENT OBLIGATIONS--8.6%
U.S. GOVERNMENT AGENCIES--8.2%
Federal Home Loan Mortgage
   Corp., Gold:
   6.500%, 12/01/10-06/01/31             9,815,988      10,276,419
   12.000%, 07/01/20                       261,542         303,377
                                                     -------------
                                                        10,579,796
                                                     -------------
Federal National Mortgage Association,
   6.500%, 12/01/31                      3,504,590       3,650,712
                                                     -------------
Government National Mortgage
   Association:
   5.750%, 07/20/25                         93,873          96,734
   6.000%, 12/15/28-03/15/29             4,087,573       4,271,893
   8.000%, 03/15/26                      1,319,951       1,438,913
                                                     -------------
                                                         5,807,540
                                                     -------------
U.S. GOVERNMENT BONDS & NOTES--0.4%
U.S. Treasury Bonds,
   5.375%, 02/15/31                        560,000         610,487
   7.625%, 02/15/25 (e)                    150,000         205,008
                                                     -------------
                                                           815,495
                                                     -------------
U.S. Treasury Note,
   5.500%, 05/15/09                        200,000         226,914
                                                     -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (cost of $19,586,236)                                21,080,457
                                                     -------------

NON-AGENCY MORTGAGE-BACKED &
ASSET-BACKED SECURITIES--6.9%
ASSET-BACKED SECURITIES--1.9%
MBNA Master Card Credit Trust,
   6.600%, 04/16/07                      4,250,000       4,610,952
                                                     -------------
NON-AGENCY MORTGAGE-BACKED SECURITIES--5.0%
American Mortgage Trust,
   8.190%, 09/27/22                        233,686         210,317
GS Mortgage Securities Corp. II,
   6.620%, 10/18/30                      3,750,000       4,184,822
JP Morgan Commercial Mortgage
   Finance Corp.,
   6.507%, 10/15/35                      3,250,000       3,652,663

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / December 31, 2002

                                          PAR            VALUE
                                     -------------   -------------
LB-UBS Commercial
   Mortgage Trust,
   6.510%, 12/15/26                  $   3,750,000   $   4,253,861
                                                     -------------
                                                        12,301,663
                                                     -------------
TOTAL NON-AGENCY MORTGAGE-BACKED &
   ASSET-BACKED SECURITIES
   (cost of $15,574,766)                                16,912,615
                                                     -------------

                                        SHARES
                                     -------------
PREFERRED STOCKS--0.4%
CONSUMER DISCRETIONARY--0.3%
MEDIA--0.3%
News Corp., Ltd., ADR                       27,600         625,140
                                                     -------------
HEALTH CARE--0.1%
HEALTH CARE EQUIPMENT & SERVICES--0.1%
Fresenius AG                                 5,475         209,282
                                                     -------------
ENERGY--0.0%
Exco Resources, Inc.                         3,800          67,944
                                                     -------------
TOTAL PREFERRED STOCKS
   (cost of $1,361,305)                                    902,366
                                                     -------------

                                         PAR
                                     -------------
SHORT-TERM OBLIGATION--3.4%
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03
   at 1.050%, collateralized by
   U.S. Treasury Bonds and
   Notes with various maturities
   to 01/31/04, market value
   $847,837 (repurchase
   proceeds $826,048)                $     826,000         826,000
                                                     -------------
Repurchase agreement with
   State Street Bank & Trust Co.,
   dated 12/31/02, due 01/02/03
   at 1.180%, collateralized by
   U.S. Treasury Bonds with
   various maturities
   to 02/15/31, market value
   $7,722,878 (repurchase
   proceeds $7,561,496)                  7,561,000       7,561,000
                                                     -------------
TOTAL SHORT-TERM OBLIGATIONS
   (cost of $8,387,000)                                  8,387,000
                                                     -------------
TOTAL INVESTMENTS--99.5%
   (cost of $251,476,974)(f)                           244,662,749
                                                     -------------
OTHER ASSETS & LIABILITIES, NET--0 5%                    1,203,562
                                                     -------------
NET ASSETS--100.0%                                   $ 245,866,311
                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Represents fair value as determined in good faith under direction of the Trustees.
(c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002, the value of these securities amounted to $13,977,418 or 5.7% of the net assets.
(d) As of December 31, 2002 the Fund held certain securities that have filed for bankruptcy protection under Chapter 11, representing 0.9% of net assets.
(e) This security, or a portion thereof, with a total market value of $205,008 is being used to collateralize open futures contracts.
(f) Cost for federal income tax purposes is $251,655,534. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to amortization/accretion tax elections on fixed income securities, deferral of losses on wash sales and investments in real estate investment trusts.

             ACRONYM               NAME
             -------    ---------------------------
              ADR       American Depositary Receipt
              GDR       Global Depositary Receipt

Short futures contracts open on December 31, 2002:

                                                       UNREALIZED
                             NUMBER OF   EXPIRATION   DEPRECIATION
TYPE                         CONTRACTS     MONTH      AT 12/31/2002
----                         ---------   ----------   -------------
10 Year U.S. Treasury Note          13      March      $ (42,065)
                                                       ---------

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Balanced Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                           $   251,476,974
                                                               ---------------
Investments, at value                                          $   244,662,749
Cash                                                                    97,598
Foreign currency (cost of $851,287)                                    867,922
Receivable for:
   Investments sold                                                    404,587
   Interest                                                          1,039,418
   Dividends                                                           249,710
   Futures variation margin                                              2,625
   Expense reimbursement due from Distributor                            7,762
Deferred Trustees' compensation plan                                     1,315
                                                               ---------------
     TOTAL ASSETS                                                  247,333,686
                                                               ---------------
LIABILITIES:
Payable for:
   Investments purchased                                               521,963
   Fund shares repurchased                                             733,552
   Management fee                                                       99,188
   Administration fee                                                   32,279
   Transfer agent fee                                                      625
   Pricing and bookkeeping fees                                          3,459
   Trustees' fee                                                           992
   Audit fee                                                            24,595
   Reports to shareholders                                              41,479
Deferred Trustees' fee                                                   1,315
Other liabilities                                                        7,928
                                                               ---------------
     TOTAL LIABILITIES                                               1,467,375
                                                               ---------------
NET ASSETS                                                     $   245,866,311
                                                               ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $   270,214,078
Undistributed net investment income                                  7,585,255
Accumulated net realized loss                                      (25,098,805)
Net unrealized appreciation (depreciation) on:
   Investments                                                      (6,814,225)
   Foreign currency translations                                        22,073
   Futures contracts                                                   (42,065)
                                                               ---------------
NET ASSETS                                                     $   245,866,311
                                                               ===============
CLASS A:
Net assets                                                     $   194,326,629
Shares outstanding                                                  16,367,181
                                                               ===============
Net asset value per share                                      $         11.87
                                                               ===============
CLASS B:
Net assets                                                     $    51,539,682
Shares outstanding                                                   4,358,669
                                                               ===============
Net asset value per share                                      $         11.82
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Balanced Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                      $     2,381,162
Interest                                                             7,353,146
                                                               ---------------
   Total Investment Income (net of foreign taxes
      withheld of $64,733)                                           9,734,308
                                                               ---------------
EXPENSES:
Management fee                                                       1,280,078
Administration fee                                                     426,693
Distribution fee--Class B                                              126,591
Pricing and bookkeeping fees                                           118,648
Transfer agent fee                                                       7,500
Trustees' fee                                                           15,448
Custody fee                                                             34,109
Other expenses                                                          97,967
                                                               ---------------
   Total Expenses                                                    2,107,034
Fees reimbursed by Distributor--Class B                                (23,731)
Custody earnings credit                                                   (306)
                                                               ---------------
   Net Expenses                                                      2,082,997
                                                               ---------------
Net Investment Income                                                7,651,311
                                                               ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
   FOREIGN CURRENCY AND FUTURES CONTRACTS:
Net realized gain (loss) on:
   Investments                                                     (18,917,669)
   Foreign currency transactions                                       112,221
   Futures contracts                                                  (130,113)
                                                               ---------------
     Net realized loss                                             (18,935,561)
                                                               ---------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                     (25,542,874)
   Foreign currency translations                                        24,657
   Futures contracts                                                   (42,065)
                                                               ---------------
     Net change in unrealized appreciation/depreciation            (25,560,282)
                                                               ---------------
Net Loss                                                           (44,495,843)
                                                               ---------------
Net Decrease in Net Assets from Operations                     $   (36,844,532)
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series

                                                                                         YEAR ENDED DECEMBER 31,
                                                                                   ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                       2002              2001
                                                                                   ---------------   ---------------
OPERATIONS:
Net investment income                                                              $     7,651,311   $     9,419,472
Net realized loss on investments, foreign currency transactions and
   futures contracts                                                                   (18,935,561)       (5,967,262)
Net change in unrealized appreciation/depreciation on investments,
   foreign currency translations and futures contracts                                 (25,560,282)      (39,700,992)
                                                                                   ---------------   ---------------
        Net Decrease from Operations                                                   (36,844,532)      (36,248,782)
                                                                                   ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                              (8,018,427)      (10,180,998)
   Class B                                                                              (1,439,933)         (667,764)
From net realized gains:
   Class A                                                                                      --       (12,602,873)
   Class B                                                                                      --          (826,612)
                                                                                   ---------------   ---------------
   Total Distributions Declared to Shareholders                                         (9,458,360)      (24,278,247)
                                                                                   ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                                         4,404,498         8,714,670
   Distributions reinvested                                                              8,018,427        22,783,871
   Redemptions                                                                         (59,391,356)      (71,929,226)
                                                                                   ---------------   ---------------
        Net Decrease                                                                   (46,968,431)      (40,430,685)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                        16,230,124        37,942,104
   Distributions reinvested                                                              1,439,933         1,494,376
   Redemptions                                                                          (5,779,970)       (2,399,582)
                                                                                   ---------------   ---------------
        Net Increase                                                                    11,890,087        37,036,898
                                                                                   ---------------   ---------------
Net Decrease from Share Transactions                                                   (35,078,344)       (3,393,787)
                                                                                   ---------------   ---------------
Total Decrease in Net Assets                                                           (81,381,236)      (63,920,816)
NET ASSETS:
Beginning of period                                                                    327,247,547       391,168,363
                                                                                   ---------------   ---------------
End of period (including undistributed net investment income of $7,585,255
   and $9,347,107, respectively)                                                   $   245,866,311   $   327,247,547
                                                                                   ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                           337,897           589,222
   Issued for distributions reinvested                                                     595,723         1,587,726
   Redemptions                                                                          (4,734,716)       (5,012,155)
                                                                                   ---------------   ---------------
        Net Decrease                                                                    (3,801,096)       (2,835,207)
                                                                                   ---------------   ---------------
Class B:
   Subscriptions                                                                         1,269,931         2,612,573
   Issued for distributions reinvested                                                     107,218           104,356
   Redemptions                                                                            (476,977)         (176,018)
                                                                                   ---------------   ---------------
        Net Increase                                                                       900,172         2,540,911
                                                                                   ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Balanced Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek high total investment return by investing primarily in a diversified portfolio of common stocks, securities convertible to common stock, bonds, and cash. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities and such exchange rates occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net

NOTES TO FINANCIAL STATEMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 2002

investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis. Premium is amortized against interest income with a corresponding decrease in the cost basis.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   OTHER--Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, real estate investment trusts, deferral of losses from wash sales, post-October losses, mark-to-market on futures contracts, discount accretion/premium amortization on debt securities, straddle deferrals, reclassification of paydown securities, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

 UNDISTRIBUTED NET      ACCUMULATED       PAID-IN
 INVESTMENT INCOME   NET REALIZED LOSS    CAPITAL
 -----------------   -----------------    -------
     $ 45,197           $ (45,102)         $ (95)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                   2002          2001
                               ------------   ------------
Distributions paid from:
     Ordinary income           $  9,458,360   $ 11,307,500
     Long-term capital gains             --     12,970,747
                               ------------   ------------
                               $  9,458,360     24,278,247
                               ============   ============

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED
           ORDINARY                   UNREALIZED
            INCOME                   DEPRECIATION*
         -------------               -------------
          $ 7,714,197                $ (7,012,777)

*The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts, discount accretion/premium amortization on debt securities and on investments in real estate investment trusts.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF               CAPITAL LOSS
    EXPIRATION              CARRYFORWARD
    ----------              ------------
       2009                 $  4,375,998
       2010                   14,373,391
                            ------------
                            $ 18,749,389
                            ============

NOTES TO FINANCIAL STATEMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 2002

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $6,312,524 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.45% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

Nordea Investment Management North America, Inc. ("Nordea") has been retained by the Manager as sub-advisor to manage the portion of the Fund's assets allocated to foreign stocks. The Manager, out of the management fee it receives, pays Nordea a monthly sub-advisory fee equal to 0.40% annually of the average daily net assets of that portion of the Fund's assets managed by Nordea.

   PRICING AND BOOKKEEPING FEES--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank & Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.75% annually of the Fund's average daily net assets.

LFD has voluntarily agreed to reimburse the Fund's Class B share distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.90% annually of Class B average daily net assets.

These arrangements may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $306 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $320,096,566 and $349,926,772, respectively, of which $95,215,878 and $116,884,525, respectively, were U.S. Government securities.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation         $  12,796,122
     Gross unrealized depreciation           (19,788,907)
                                           -------------
       Net unrealized depreciation         $  (6,992,785)
                                           =============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of futures contracts involves certain risks which include (1) imperfect

NOTES TO FINANCIAL STATEMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 2002

correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Manager of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the year ended December 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $3,414.

FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------
                                                   2002          2001            2000           1999            1998
                                                ----------    ----------       ----------    ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    13.86    $    16.35       $    17.80    $    17.14       $    16.81
                                                ----------    ----------       ----------    ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                              0.36          0.39(b)          0.45          0.28             0.48
Net realized and unrealized gain (loss) on
   investments, foreign currency and futures
     contracts                                       (1.94)        (1.86)(b)        (0.63)         1.74             1.48
                                                ----------    ----------       ----------    ----------       ----------
     Total from Investment Operations                (1.58)        (1.47)           (0.18)         2.02             1.96
                                                ----------    ----------       ----------    ----------       ----------
LESS DISTRIBUTIONS DECLARED TO
   SHAREHOLDERS:
From net investment income                           (0.41)        (0.45)           (0.47)        (0.47)           (0.51)
From net realized gains                                 --         (0.57)           (0.80)        (0.89)           (1.12)
                                                ----------    ----------       ----------    ----------       ----------
     Total Distributions Declared to
      Shareholders                                   (0.41)        (1.02)           (1.27)        (1.36)           (1.63)
                                                ----------    ----------       ----------    ----------       ----------
NET ASSET VALUE, END OF PERIOD                  $    11.87    $    13.86       $    16.35    $    17.80       $    17.14
                                                ==========    ==========       ==========    ==========       ==========
Total return(c)(d)                                  (11.73)%       (9.19)%          (1.02)%       12.53%           12.54%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
   DATA:
Expenses(e)                                           0.70%         0.71%            0.64%         0.63%(f)         0.65%
Net investment income(e)                              2.73%         2.68%(b)         2.66%         2.60%(f)         3.00%
Portfolio turnover rate                                118%           57%              39%           43%              61%
Net assets, end of period (000's)               $  194,327    $  279,493       $  376,183    $  425,005       $  361,823

(a) Per share data was calculated using average shares outstanding during the period.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change, for the year ended December 31, 2001, was to decrease net investment income per share by $0.01, decrease net realized and unrealized gain per share by $0.01 and to decrease the ratio of net investment income to average net assets from 2.73% to 2.68%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the current fiscal year without the reduction.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Stein Roe Balanced Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Stein Roe Balanced Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for the two years ended and the Class A financial highlights for the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

32.77% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifes for the corporate dividends received deduction.

PORTFOLIO MANAGERS' DISCUSSION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2002

   Stein Roe Growth Stock Fund, Variable Series seeks long-term growth.

   Erik P. Gustafson and David P. Brady are co-managers of the fund. Both Mr. Gustafson and Mr. Brady are senior vice presidents of Stein Roe & Farnham Incorporated.

A SOMBER ENVIRONMENT FOR GROWTH STOCKS
During the year, the economy experienced sluggish growth, threats of global terrorism continued, revelations of corporate irregularities surfaced and the threat of war with Iraq undermined investor confidence. Consumer spending was the bright spot in the US economy, but business spending failed to increase as many companies continued to operate below full capacity and postpone significant outlays for new technology. For the third year in a row, stock market indexes ended the year lower. Losses in 2002 were greater than in either of the two previous years, resulting in one of the most severe bear markets since the Great Depression. Although virtually all major market indexes and sectors lost ground during the year, growth stocks were among the worst performers.

FUND FOCUSED ON GROWTH OPPORTUNITIES
Despite the disappointments of the past three years, the fund remains invested in high quality stocks that we believe have the potential to produce growth for long-term investors. We continued to emphasize health care stocks (which historically have held more of their value in turbulent markets). Health care also stands to benefit from an aging population that is likely to need more goods and services from these companies in the years to come. One such holding in the portfolio is Johnson & Johnson (3.7% of net assets), a company that has benefited from its broad product diversity--from personal care products to specialized medical applications. Although health care was not a strong performer for the year, our investment in Johnson & Johnson made a positive contribution to the fund's overall performance.

   Some of the fund's holdings in the industrial and commercial sector were hurt by the weak economy. For example, General Electric (2.5% of net assets), a highly-diversified industrial business, lost value partly because investors were put off by its complex capital structure in a year dominated by sensational news about accounting fraud. However, we continue to own the stock because we believe it has strong long-term prospects.

CHANGES TO THE PORTFOLIO
We recently added Oracle (2.2% of net assets), a leading supplier of business information management software, to the portfolio. Although the technology sector has been hard hit during the past three years, we believe that technology stocks, especially those in the software sector, have prospects for growth in the upcoming year if businesses increase spending. We re-evaluated our exposure to financial services companies because we believe they will face a less favorable environment if interest rates rise. In that light, we sold Washington Mutual, a diversified savings and loan.

CAUTIOUS OPTIMISM
We are cautiously optimistic about the economy's prospects in 2003. After three down years, we believe that investors could be rewarded with a better environment for growth stocks. Regardless of the environment, we will continue to focus our efforts on uncovering stocks of high quality companies with the potential for long-term gains.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Stein Roe Growth Stock Fund, Variable Series offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. The fund may also invest up to 25% of its assets in foreign stocks. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Growth Stock Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                     1-YEAR     5-YEAR    10-YEAR
-------------------------------------------------
Class A (1/1/89)     -30.13      -4.09       5.83
S&P 500 Index        -22.09      -0.58       9.34

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 12/31/92 - 12/31/02

Class A: $17,624

                   CLASS A SHARES   S & P 500 INDEX
Jan-1993               $   10,000        $   10,000
Mar-1993               $    9,836        $   10,366
Jun-1993               $    9,712        $   10,340
Sep-1993               $   10,050        $   10,532
Dec-1993               $   10,497        $   10,705
Mar-1994               $    9,832        $   10,230
Jun-1994               $    9,527        $   10,196
Sep-1994               $    9,964        $   10,619
Dec-1994               $    9,831        $   10,541
Mar-1995               $   10,547        $   11,492
Jun-1995               $   11,600        $   12,504
Sep-1995               $   12,767        $   13,414
Dec-1995               $   13,539        $   14,137
Mar-1996               $   14,170        $   14,816
Jun-1996               $   15,140        $   15,392
Sep-1996               $   15,598        $   15,775
Dec-1996               $   16,419        $   17,001
Mar-1997               $   16,332        $   17,377
Jun-1997               $   19,632        $   20,315
Sep-1997               $   20,787        $   21,741
Dec-1997               $   21,718        $   22,272
Mar-1998               $   24,237        $   25,285
Jun-1998               $   25,776        $   26,021
Sep-1998               $   21,972        $   23,341
Dec-1998               $   27,779        $   28,212
Mar-1999               $   30,987        $   29,524
Jun-1999               $   31,933        $   31,505
Sep-1999               $   30,224        $   29,438
Dec-1999               $   38,037        $   33,718
Mar-2000               $   43,727        $   34,393
Jun-2000               $   41,747        $   33,385
Sep-2000               $   40,406        $   32,971
Dec-2000               $   33,465        $   30,304
Mar-2001               $   27,739        $   26,634
Jun-2001               $   28,507        $   28,104
Sep-2001               $   22,792        $   23,891
Dec-2001               $   25,221        $   26,350
Mar-2002               $   24,253        $   26,334
Jun-2002               $   20,561        $   22,718
Sep-2002               $   16,817        $   18,713
Dec-2002               $   17,624        $   20,193

NET ASSET VALUE PER SHARE ($)       12/31/01  12/31/02
------------------------------------------------------
Class A                               27.93     19.48

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Stein Roe Growth Stock Fund, Variable Series / December 31, 2002

                                                    SHARES          VALUE
                                                -------------   -------------
COMMON STOCKS--99.2%
CONSUMER DISCRETIONARY--10.1%
MEDIA--6.1%
BROADCASTING & CABLE TV--4.3%
Liberty Media Corp., Class A(a)                       700,000   $   6,258,000
                                                                -------------
MOVIES & ENTERTAINMENT--1.8%
AOL Time Warner, Inc.(a)                              200,000       2,620,000
                                                                -------------
RETAILING--4.0%
DEPARTMENT STORES--1.9%
Kohl's Corp.(a)                                        50,000       2,797,500
                                                                -------------
HOME IMPROVEMENT RETAIL--2.1%
Home Depot, Inc.                                      125,000       2,995,000
                                                                -------------

CONSUMER STAPLES--10.3%
FOOD, BEVERAGES & TOBACCO--5.8%
SOFT DRINKS--3.6%
PepsiCo, Inc.                                         125,000       5,277,500
                                                                -------------
TOBACCO--2.2%
Philip Morris Companies, Inc.                          80,000       3,242,400
                                                                -------------
HOUSEHOLD & PERSONAL PRODUCTS--4.5%
HOUSEHOLD PRODUCTS--4.5%
Procter & Gamble Co.                                   75,000       6,445,500
                                                                -------------

ENERGY--2.2%
OIL & GAS EQUIPMENT & SERVICES--2.2%
BJ Services Co.(a)                                    100,000       3,231,000
                                                                -------------

FINANCIALS--12.9%
DIVERSIFIED FINANCIAL SERVICES--8.9%
Capital One Financial Corp.                           100,000       2,972,000
Citigroup, Inc.                                       200,000       7,038,000
Merrill Lynch & Co., Inc.                              75,000       2,846,250
                                                                -------------
                                                                   12,856,250
                                                                -------------
INSURANCE--4.0%
MULTI-LINE INSURANCE--4.0%
American International
   Group, Inc.                                        100,000       5,785,000
                                                                -------------

HEALTH CARE--27.6%
HEALTH CARE EQUIPMENT & SERVICES--14.4%
HEALTH CARE DISTRIBUTORS & SERVICE--4.8%
Quest Diagnostic, Inc.(a)                              50,000       2,845,000
UnitedHealth Group, Inc.                               50,000       4,175,000
                                                                -------------
                                                                    7,020,000
                                                                -------------
HEALTH CARE EQUIPMENT--9.6%
Baxter International, Inc.                            175,000       4,900,000
Boston Scientific Corp.(a)                             50,000       2,126,000
Medtronic, Inc.                                       150,000       6,840,000
                                                                -------------
                                                                   13,866,000
                                                                -------------
PHARMACEUTICALS & BIOTECHNOLOGY--13.2%
BIOTECHNOLOGY--2.1%
Genentech, Inc.(a)                                     50,000   $   1,658,000
Medimmune(a)                                           50,000       1,358,500
                                                                -------------
                                                                    3,016,500
                                                                -------------
PHARMACEUTICALS--11.1%
Johnson & Johnson                                     100,000       5,371,000
Pfizer, Inc.                                          200,000       6,114,000
Wyeth                                                 125,000       4,675,000
                                                                -------------
                                                                   16,160,000
                                                                -------------

INDUSTRIALS--15.0%
CAPITAL GOODS--11.7%
AEROSPACE & DEFENSE--7.6%
L-3 Communications
   Holdings, Inc.(a)                                   85,000       3,817,350
Lockheed Martin Corp.                                 125,000       7,218,750
                                                                -------------
                                                                   11,036,100
                                                                -------------
CONSTRUCTION & FARM MACHINERY--1.6%
Caterpillar, Inc.                                      50,000       2,286,000
                                                                -------------
INDUSTRIAL CONGLOMERATES--2.5%
General Electric Co.                                  150,000       3,652,500
                                                                -------------
COMMERCIAL SERVICES & SUPPLIES--3.3%
DATA PROCESSING SERVICES--3.3%
Concord EFS, Inc.(a)                                  300,000       4,722,000
                                                                -------------

INFORMATION TECHNOLOGY--19.8%
SOFTWARE & SERVICES--7.6%
SYSTEMS SOFTWARE--7.6%
Microsoft Corp.(a)                                    150,000       7,755,000
Oracle Corp.(a)                                       300,000       3,240,000
                                                                -------------
                                                                   10,995,000
                                                                -------------
TECHNOLOGY HARDWARE & EQUIPMENT--12.2%
COMPUTER HARDWARE--1.9%
Dell Computer Corp.(a)                                100,000       2,674,000
                                                                -------------
COMPUTER STORAGE & PERIPHERALS--1.2%
Hewlett-Packard Co.                                   100,000       1,736,000
                                                                -------------
NETWORKING EQUIPMENT--3.6%
Cisco Systems, Inc.(a)                                400,000       5,240,000
                                                                -------------
SEMICONDUCTORS--1.8%
Texas Instruments, Inc.                               175,000       2,626,750
                                                                -------------
TELECOMMUNICATIONS EQUIPMENT--3.7%
Nokia Oyj, ADR                                        350,000       5,425,000
                                                                -------------

TELECOMMUNICATION SERVICES--1.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
INTEGRATED TELECOMMUNICATION SERVICES--1.3%
Verizon Communications, Inc.                           50,000       1,937,500
                                                                -------------
TOTAL COMMON STOCKS
   (cost of $172,073,214)                                         143,901,500
                                                                -------------

                       See Notes to Investment Portfolio.

INVESTMENT PORTFOLIO
Stein Roe Growth Stock Fund, Variable Series / December 31, 2002

                                                     PAR            VALUE
                                                -------------   ------------
SHORT-TERM OBLIGATION--1.2%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at 1.180%,
   collateralized by a U.S. Treasury
   Bond maturing 02/15/21,
   market value $1,826,152,
   (repurchase proceeds $1,786,117)
   (cost of $1,786,000)                         $   1,786,000   $   1,786,000
                                                                -------------
TOTAL INVESTMENTS--100.4%
   (cost of $173,859,214) (b)                                     145,687,500
                                                                -------------
OTHER ASSETS & LIABILITIES, NET--(0.4)%                              (630,216)
                                                                -------------
NET ASSETS--100.0%                                              $ 145,057,284
                                                                =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

            ACRONYM              NAME
            -------             -----
              ADR     American Depositary Receipt

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                           $   173,859,214
                                                               ---------------
Investments, at value                                          $   145,687,500
Cash                                                                       570
Receivable for:
   Investments sold                                                    244,458
   Fund shares sold                                                      5,129
   Interest                                                                 58
   Dividends                                                           217,675
Expense reimbursement due from Distributor                               4,984
Deferred Trustees' compensation plan                                     1,270
                                                               ---------------
     TOTAL ASSETS                                                  146,161,644
                                                               ---------------
LIABILITIES:
Payable for:
   Investments purchased                                               597,330
   Fund shares repurchased                                             357,406
   Distributions--Class B                                                  197
   Management fee                                                       69,121
   Administration fee                                                   19,854
   Transfer agent fee                                                      625
   Pricing and bookkeeping fees                                          6,445
   Trustees' fee                                                         1,321
Deferred Trustees' fee                                                   1,270
Other liabilities                                                       50,791
                                                               ---------------
     TOTAL LIABILITIES                                               1,104,360
                                                               ---------------
NET ASSETS                                                     $   145,057,284
                                                               ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $   229,647,080
Undistributed net investment income                                    552,923
Accumulated net realized loss                                      (56,971,005)
Net unrealized depreciation on investments                         (28,171,714)
                                                               ---------------
NET ASSETS                                                     $   145,057,284
                                                               ===============
CLASS A:
Net assets                                                     $   123,014,837
Shares outstanding                                                   6,315,973
                                                               ===============
Net asset value per share                                      $         19.48
                                                               ===============
CLASS B:
Net assets                                                     $    22,042,447
Shares outstanding                                                   1,135,995
                                                               ===============
Net asset value per share                                      $         19.40
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Growth Stock Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                      $     2,012,289
Interest                                                               101,318
                                                               ---------------
   Total Investment Income (net of foreign taxes
      withheld of $12,707)                                           2,113,607
                                                               ---------------
EXPENSES:
Management fee                                                         971,607
Administration fee                                                     291,482
Distribution fee--Class B                                               68,911
Pricing and bookkeeping fees                                            82,660
Transfer agent fee                                                       7,500
Trustees' fee                                                           12,924
Custody fee                                                              7,564
Reports to shareholders                                                 87,846
Other expenses                                                          35,584
                                                               ---------------
   Total Expenses                                                    1,566,078
Fees reimbursed by the Distributor--Class B                            (20,054)
Custody earnings credit                                                   (114)
                                                               ---------------
   Net Expenses                                                      1,545,910
                                                               ---------------
Net Investment Income                                                  567,697
                                                               ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                   (17,315,003)
Net change in unrealized appreciation/depreciation on
   investments                                                     (55,764,886)
                                                               ---------------
Net Loss                                                           (73,079,889)
                                                               ---------------
Net Decrease in Net Assets from Operations                     $   (72,512,192)
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series

                                                                               YEAR ENDED DECEMBER 31,
                                                                         ---------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                             2002              2001
                                                                         ---------------   ---------------
OPERATIONS:
Net investment income                                                    $       567,697   $       356,541
Net realized loss on investments                                             (17,315,003)      (39,281,274)
Net change in unrealized appreciation/depreciation on investments            (55,764,886)      (55,958,778)
                                                                         ---------------   ---------------
        Net Decrease from Operations                                         (72,512,192)      (94,883,511)
                                                                         ---------------   ---------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income:
   Class A                                                                      (370,940)             (348)
   Class B                                                                            --               (27)
From net realized gains:
   Class A                                                                            --       (52,643,708)
   Class B                                                                            --        (4,073,383)
                                                                         ---------------   ---------------
Total Distributions Declared to Shareholders                                    (370,940)      (56,717,466)
                                                                         ---------------   ---------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                               6,190,686        10,436,046
   Distributions reinvested                                                      370,940        52,644,056
   Redemptions                                                               (45,952,620)      (74,629,600)
                                                                         ---------------   ---------------
        Net Decrease                                                         (39,390,994)      (11,549,498)
                                                                         ---------------   ---------------
Class B:
   Subscriptions                                                               5,347,058        22,688,287
   Distributions reinvested                                                           --         4,073,410
   Redemptions                                                                (5,774,260)       (2,154,646)
                                                                         ---------------   ---------------
        Net Increase (Decrease)                                                 (427,202)       24,607,051
                                                                         ---------------   ---------------
Net Increase (Decrease) from Share Transactions                              (39,818,196)       13,057,553
                                                                         ---------------   ---------------
Total Decrease in Net Assets                                                (112,701,328)     (138,543,424)
NET ASSETS:
Beginning of period                                                          257,758,612       396,302,036
                                                                         ---------------   ---------------
End of period (including undistributed net investment income
   of $552,923 and $356,166, respectively)                               $   145,057,284   $   257,758,612
                                                                         ===============   ===============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                                 264,894           319,658
   Issued for distributions reinvested                                            13,805         1,663,845
   Redemptions                                                                (2,015,798)       (2,356,289)
                                                                         ---------------   ---------------
        Net Decrease                                                          (1,737,099)         (372,786)
                                                                         ---------------   ---------------
Class B:
   Subscriptions                                                                 224,649           671,455
   Issued for distributions reinvested                                                --           129,069
   Redemptions                                                                  (268,599)          (70,430)
                                                                         ---------------   ---------------
        Net Increase (Decrease)                                                  (43,950)          730,094
                                                                         ---------------   ---------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain

NOTES TO FINANCIAL STATEMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 2002

distributions are determined in accordance with federal income tax regulations.

   FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of non-reclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                   2002           2001
                               ------------   ------------
Distributions paid from:
     Ordinary income           $    370,940   $        375
     Long-term capital gains             --     56,717,091
                               ------------   ------------
                               $    370,940   $ 56,717,466
                               ============   ============

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

         UNDISTRIBUTED           UNREALIZED
        ORDINARY INCOME         DEPRECIATION
        ---------------        --------------
           $ 555,144           $ (28,171,714)

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

      YEAR OF          CAPITAL LOSS
    EXPIRATION         CARRYFORWARD
    ----------         ------------
       2009            $ 28,434,611
       2010              28,364,195
                       ------------
                       $ 56,798,806
                       ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $172,199 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.50% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

   PRICING AND BOOKKEEPING FEES--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank & Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

   TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 2002

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.80% annually of the Fund's average daily net assets.

LFD has voluntarily agreed to reimburse the Fund's Class B share distribution fee in excess of 0.15% when the total operating expenses of the Fund applicable to Class B shares, including distribution fees, are in excess of 0.95% annually of Class B average daily net assets.

These arrangements may be terminated or modified by the Manager or LFD at any time.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $114 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

   INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $129,271,335 and $167,940,461, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation       $  17,838,427
     Gross unrealized depreciation         (46,010,141)
                                         -------------
       Net unrealized depreciation       $ (28,171,714)
                                         =============

   OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the year ended December 31, 2002, the Fund used AlphaTrade Inc. and Fleet Securities, Inc., both wholly-owned subsidiaries of Colonial, as brokers. Total commissions paid to AlphaTrade Inc. and Fleet Securities, Inc. during the year were $3,168 and $2,500, respectively.

FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------
                                                             2002          2001          2000          1999         1998
                                                          ----------    ----------    ----------    ----------   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    27.93    $    44.65    $    57.93    $    43.53   $    36.13
                                                          ----------    ----------    ----------    ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)                                 0.07          0.04         (0.11)        (0.03)        0.08
Net realized and unrealized gain (loss) on investments         (8.47)       (10.28)        (5.13)        15.79         9.54
                                                          ----------    ----------    ----------    ----------   ----------
     Total from Investment Operations                          (8.40)       (10.24)        (5.24)        15.76         9.62
                                                          ----------    ----------    ----------    ----------   ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     (0.05)           --(b)         --         (0.08)       (0.10)
From net realized gains                                           --         (6.48)        (8.04)        (1.28)       (2.12)
                                                          ----------    ----------    ----------    ----------   ----------
     Total Distributions Declared to Shareholders              (0.05)        (6.48)        (8.04)        (1.36)       (2.22)
                                                          ----------    ----------    ----------    ----------   ----------
NET ASSET VALUE, END OF PERIOD                            $    19.48    $    27.93    $    44.65    $    57.93   $    43.53
                                                          ==========    ==========    ==========    ==========   ==========
Total return(c)(d)                                            (30.13)%      (24.64)%      (12.02)%       36.94%       27.91%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(e)                                                     0.77%         0.76%         0.68%         0.67%        0.70%
Net investment income (loss)(e)                                 0.32%         0.13%        (0.20)%       (0.05)%       0.21%
Portfolio turnover rate                                           68%           57%           65%           70%          40%
Net assets, end of period (000's)                         $  123,015    $  224,928    $  376,243    $  403,836   $  271,584

(a) Per share data was calculated using average shares outstanding during the period.
(b) Rounds to less than $0.01 per share.
(c) Total return at net asset value assuming all distribution reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of SteinRoe Variable Investment Trust and the Class A Shareholders of Stein Roe Growth Stock Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A financial highlights present fairly, in all material respects, the financial position of Stein Roe Growth Stock Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the Class A financial highlights for the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class A financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

UNAUDITED INFORMATION

FEDERAL INCOME TAX INFORMATION

100% of the ordinary income distributed by the Fund, for the year ended December 31, 2002, qualifes for the corporate dividends received deduction.

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Money Market Fund, Variable Series / December 31, 2002

 Stein Roe Money Market Fund, Variable Series seeks maximum current income, consistent with capital preservation and the maintenance of liquidity.

 Karen M. Arneil, senior vice president of Stein Roe & Farnham Incorporated, has been the fund's portfolio manager since July 1, 2002.

SHORT-TERM INTEREST RATES START LOW AND MOVE LOWER
As the US economy vacillated between recovery and recession, the Federal Reserve Board held the federal funds rate--the target overnight interest rate at which commercial banks lend money to each other--at 1.75% throughout most of the calendar year. This rate is used by the Federal Reserve to help manage economic growth. When the economy seemed in danger of slipping back into recession near the end of the year, the Fed surprised many market observers by dropping the federal funds rate by one-half of one-percent to 1.25%, a new 40-year low.

   Lower short-term interest rates reduced the income earned by money market funds. Concerns about liquidity increased, as money funds experienced outflows as investors sought higher returns from alternative investments.

   As the result of weak economic conditions, some corporate debt was downgraded during the year and the availability of high quality paper, which money market funds seek to invest in, decreased. (The fund did not own any of the downgraded securities.) In this environment, we diversified by investing in securities issued by US government agencies.

MANAGING AVERAGE MATURITY TO CAPTURE YIELD
Early in the year, we sought to raise the fund's income level by purchasing high quality longer-term money market securities. In January, we extended the fund's average maturity to 55 days. This strategy helped performance by securing above-market yields on a portion of the portfolio as interest rates declined. However, as the year unfolded, it became harder to determine the direction interest rates would take. At mid-year, we lowered the average maturity to 34 days in order to position the fund to benefit from a widely anticipated interest-rate increase. When it became apparent that the next rate move would be a decrease, we sought the highest yields possible within the quality parameters of the fund by extending the average maturity once again and by investing in government agency paper (16.5% of the portfolio at year-end). We raised the fund's average maturity to a high of 69 days in October. The fund's average maturity was at 56 days at the end of the year.

PRESERVATION AND LIQUIDITY IN A LOW YIELD ENVIRONMENT
Believing that the Fed will hold rates at very low levels, we are keeping an eye on uncertainties in other key areas that could influence the money markets in 2003--consumer confidence, the performance and health of the US corporate marketplace and developments on the international front. Because market sentiment is greatly affected by these variables, we expect to follow a conservative strategy by continuing to invest in high quality securities to preserve capital and maintain liquidity.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

An investment in Stein Roe Money Market Fund, Variable Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Money Market Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                         1-YEAR    5-YEAR  10-YEAR
----------------------------------------------------
The fund (1/1/89)          1.23      4.16     4.30
US Consumer Price
  Index                    2.43      2.33     2.47

Inception date of the fund is in parentheses

NET ASSET VALUE PER SHARE ($)       12/31/01   12/31/02
-------------------------------------------------------
The fund                              1.00       1.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN CAN VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The US Consumer Price Index is the government's measure of retail inflation.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

INVESTMENT PORTFOLIO
Stein Roe Money Market Fund, Variable Series / December 31, 2002

                                                                          AMORTIZED
                                                           PAR              COST
                                                     ---------------   ---------------
CERTIFICATES OF DEPOSIT--5.4%
Royal Bank of Canada,
   1.330% 02/19/03                                   $     4,000,000   $     4,000,000
State Street Bank & Trust Co.,
   1.320% 02/10/03                                        10,000,000        10,000,000
                                                                       ---------------
TOTAL CERTIFICATES OF DEPOSIT
   (cost of $14,000,000)                                                    14,000,000
                                                                       ---------------

COMMERCIAL PAPER--62.3%
ABN Amro NA Finance, Inc.
   1.330% 01/21/03                                         5,000,000         4,996,306
Amercian Express Credit Corp.
   1.320% 01/24/03                                        10,000,000         9,991,567
Amstel Funding Corp.,
   1.780% 01/21/03(a)                                     10,000,000         9,990,111
CDC Commercial Paper Corp.,
   1.330% 02/7/03(a)                                       2,700,000         2,696,309
CDC Commercial Paper Corp.,
   1.340% 02/20/03(a)                                      1,500,000         1,497,208
Ciesco LP
   1.750% 01/10/03(a)                                     10,000,000         9,995,625
CXC, LLC,
   1.350% 02/06/03(a)                                     10,000,000         9,986,500
Dexia Delaware LLC,
   1.330% 02/12/03                                         2,000,000         1,996,897
Dexia Delaware LLC,
   1.310% 03/06/03                                         5,000,000         4,988,356
Dexia Delaware LLC,
   1.320% 03/10/03                                         3,000,000         2,992,520
Enterprise Funding Corp.,
   1.350% 01/14/03(a)                                     10,000,000         9,995,125
Fountain Square Comercial Funding Corp.,
   1.380% 03/03/03(a)                                      4,751,000         4,739,891
Fountain Square Commercial Funding Corp.,
   1.340% 03/18/2003(a)                                    3,105,000         3,096,216
General Electric Capital Corp.,
   1.300% 01/13/03                                        10,000,000         9,995,667
Goldman Sachs Group, Inc.,
   1.800% 01/06/03                                        10,000,000         9,997,500
Govco Inc.,
   1.340% 01/16/03(a)                                     10,000,000         9,994,417
Lloyds TSB Bank plc,
   1.310% 03/05/03                                         5,000,000         4,988,537
Nestle Capital Corp.,
   1.320% 06/05/03(a)                                      5,000,000         4,971,583
Old Line Funding Corp.,
   1.400% 01/15/03(a)                                      4,874,000         4,871,346
Old Line Funding Corp.,
   1.360% 01/21/03(a)                                      6,000,000         5,995,467
Preferred Receivables Funding Corp.,
   1.340% 02/06/03(a)                                      6,000,000         5,991,960
Thames Asset Global,
   1.800% 01/15/03(a)                                      7,000,000         6,995,100
Variable Funding Capital Corp.,
   1.360% 01/21/03(a)                                      5,588,000         5,583,778
Variable Funding Capital Corp.,
   1.290% 03/05/03(a)                                      5,000,000         4,988,713
Windmill Funding Corp.,
   1.790% 01/07/03(a)                                      5,000,000         4,998,508
Windmill Funding Corp.,
   1.360% 01/17/03(a)                                $     5,000,000   $     4,996,978
                                                                       ---------------
TOTAL COMMERCIAL PAPER
   (cost of $161,332,185)                                                  161,332,185
                                                                       ---------------

CORPORATE BONDS--3.9%
BANKING & FINANCIAL SERVICES--3.9%
OTHER BANKING & FINANCIAL--3.9%
Morgan Stanley Dean Witter & Co.,
   7.125% 01/15/03
   (cost of $10,018,129)                                  10,000,000        10,018,129
                                                                       ---------------

U.S. GOVERNMENT AGENCIES--16.2%
Federal Home Loan Bank,
   1.800% 11/05/03                                         1,000,000         1,000,000
Federal Home Loan Bank,
   1.850% 11/10/03                                        10,000,000        10,000,000
Federal Home Loan Bank,
   1.810% 11/12/03                                        10,000,000        10,000,000
Federal Home Loan Bank,
   2.000% 11/18/03                                         1,000,000         1,000,000
Federal National Mortgage Association,
   5.750% 04/15/03                                        10,000,000        10,111,325
Federal National Mortgage Association,
   Discount Note,
   1.270% 02/26/03                                        10,000,000         9,980,089
                                                                       ---------------
TOTAL U.S. GOVERNMENT AGENCIES
   (cost of $42,091,414)                                                    42,091,414
                                                                       ---------------

SHORT-TERM OBLIGATION--10.7%
Repurchase agreement with State
   Street Bank & Trust Co., dated 12/31/02,
   due 01/02/03 at 1.030%,
   collateralized by a Federal Home
   Loan Mortgage Corp. maturing
   01/30/04, market value $28,170,211
   (repurchase proceeds $27,617,580)
   (cost of $27,616,000)                                  27,616,000        27,616,000
                                                                       ---------------
TOTAL INVESTMENTS--98.5%
   (cost of $255,057,728)(b)                                               255,057,728
                                                                       ---------------
OTHER ASSETS & LIABILITIES, NET--1.5%                                        3,844,999
                                                                       ---------------
NET ASSETS--100.0%                                                     $   258,902,727
                                                                       ===============

NOTES TO INVESTMENT PORTFOLIO:
(a) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investments and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 2002, the aggregate amortized cost of the Fund's private placement securities was $111,384,835 which represents 43.0% of net assets. None of these securities were deemed illiquid.
(b) Cost for both financial statement and federal income tax purposes is the same.
    The interest rates listed above reflect the effective rate at the date of purchase.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Money Market Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost (includes short-term obligation)          $   255,057,728
                                                               ---------------
Investments, at value                                          $   227,441,728
Repurchase Agreement                                                27,616,000
Cash                                                                       788
Receivable for:
   Fund shares sold                                                  3,542,994
   Interest                                                            551,624
Deferred Trustees' compensation plan                                       912
Other assets                                                             2,670
                                                               ---------------
     TOTAL ASSETS                                                  259,156,716
                                                               ---------------
LIABILITIES:
Payable for:
   Fund shares repurchased                                              60,465
   Management fee                                                       72,528
   Administration fee                                                   31,012
   Transfer agent fee                                                      625
   Pricing and bookkeeping fees                                          9,443
   Trustees' fee                                                            39
   Audit fee                                                            19,725
   Reports to shareholders                                              56,053
Deferred Trustees' fee                                                     912
Other liabilities                                                        3,187
                                                               ---------------
     TOTAL LIABILITIES                                                 253,989
                                                               ---------------
NET ASSETS                                                     $   258,902,727
                                                               ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $   258,902,727
                                                               ===============
NET ASSETS                                                     $   258,902,727
                                                               ===============
Shares outstanding                                                 258,943,876
                                                               ===============
Net asset value per share                                      $          1.00
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Money Market Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest                                                       $     5,001,852
                                                               ---------------
EXPENSES:
Management fee                                                         930,449
Administration fee                                                     398,764
Pricing and bookkeeping fees                                           114,852
Transfer agent fee                                                       7,500
Trustees' fee                                                           13,614
Custody fee                                                             11,630
Reports to shareholders                                                137,349
Other expenses                                                         108,311
                                                               ---------------
     Total Expenses                                                  1,722,469
Custody earnings credit                                                 (1,916)
                                                               ---------------
     Net Expenses                                                    1,720,553
                                                               ---------------
Net Investment Income                                          $     3,281,299
                                                               ---------------
Increase in Net Assets from Operations                         $     3,281,299
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series

                                                                     YEAR ENDED DECEMBER 31,
                                                               -----------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                   2002               2001
----------------------------------                             ----------------   ----------------
OPERATIONS:
Net investment income                                          $      3,281,299   $      8,513,184
                                                               ----------------   ----------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                           (3,321,856)        (8,513,184)
                                                               ----------------   ----------------
SHARE TRANSACTIONS:
Subscriptions                                                       708,951,720      1,433,463,692
Distributions reinvested                                              3,321,856          8,513,184
Redemptions                                                        (720,315,374)    (1,387,308,976)
                                                               ----------------   ----------------
Net Increase (Decrease) from Share Transactions                      (8,041,798)        54,667,900
                                                               ----------------   ----------------
Total Increase (Decrease) in Net Assets                              (8,082,355)        54,667,900
NET ASSETS:
Beginning of period                                                 266,985,082        212,317,182
                                                               ----------------   ----------------
End of period                                                  $    258,902,727   $    266,985,082
                                                               ================   ================
CHANGES IN SHARES:
Subscriptions                                                       708,951,720      1,433,463,691
Issued for distributions reinvested                                   3,321,856          8,513,184
Redemptions                                                        (720,313,147)    (1,387,314,814)
                                                               ----------------   ----------------
        Net Increase (Decrease)                                      (8,039,571)        54,662,061
                                                               ----------------   ----------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Money Market Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek high current income consistent with capital preservation and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--The Fund values securities utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value.

   OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

   Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

   For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

   UNDISTRIBUTED NET INVESTMENT INCOME    PAID-IN CAPITAL
   -----------------------------------    ---------------
                $ 40,557                     $ (40,557)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                     2002           2001
                                  -----------   -----------
Distributions paid from:
   Ordinary income                $ 3,321,856   $ 8,513,184

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives monthly fees equal to 0.35% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Money Market Fund, Variable Series / December 31, 2002

    PRICING AND BOOKKEEPING FEES--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank & Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

    TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage and extraordinary expenses of the Fund in excess of 0.65% annually of the Fund's average daily net assets.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $1,916 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series

Selected data for a share outstanding throughout each period is as follows:

                                                                           YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------------
                                                        2002          2001          2000          1999             1998
                                                     ----------    ----------    ----------    ----------       ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    1.000    $    1.000    $    1.000    $    1.000       $    1.000
                                                     ----------    ----------    ----------    ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)                                  0.012         0.036         0.059         0.047            0.050
                                                     ----------    ----------    ----------    ----------       ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                               (0.012)       (0.036)       (0.059)       (0.047)          (0.050)
                                                     ----------    ----------    ----------    ----------       ----------
NET ASSET VALUE, END OF PERIOD                       $    1.000    $    1.000    $    1.000    $    1.000       $    1.000
                                                     ==========    ==========    ==========    ==========       ==========
Total return(b)(c)                                         1.23%         3.64%         6.05%         4.79%            5.17%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(d)                                                0.65%         0.56%         0.56%         0.52%(e)         0.62%
Net investment income(d)                                   1.25%         3.45%         5.90%         4.75%(e)         4.99%
Net assets, end of period (000's)                    $  258,903    $  266,985    $  212,317    $  170,539       $  101,340

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Money Market Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Money Market Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended, and the financial highlights for the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Small Company Growth Fund, Variable Series / December 31, 2002

 Stein Roe Small Company Growth Fund, Variable Series seeks long-term growth.

 William M. Garrison is a senior vice president of Stein Roe & Farnham Incorporated and the fund's portfolio manager.

A DIFFICULT TIME FOR GROWTH INVESTMENTS
The 12-month period ended December 31, 2002 was difficult for growth investors. Market performance was affected by weak economic data, escalating geopolitical concerns and continued investor anxiety. Although the fund was hurt by this environment and reported negative returns for the year, its losses were not as great as those of the Russell 2000 Growth Index, the fund's benchmark.

RESPONDING TO INCREASED VOLATILITY
In the first quarter of the year, the fund was positioned to benefit from an economic recovery, which appeared to be on track. However, as weaker economic indicators in the second and third quarters dashed hopes for a strong, swift recovery, consumer confidence in the equity markets declined. While renewed optimism drove solid equity performance in the fourth quarter, the gains were not sufficient to make up for earlier declines.

   Despite economic uncertainty, consumer spending remained strong during this period. Our faith in the power of the consumer is evidenced by 16.6% of net assets invested in the consumer discretionary sector at year end. The fund's retail holdings provided some of the portfolio's best returns. One example is Mother's Work (1.4% of net assets), a retailer of maternity apparel and accessories that has positioned itself as the leader in this niche sector.

   During the year we increased our exposure to energy stocks. We believe that higher commodity prices for both oil and, more decidedly, natural gas could be sustainable well into 2003 as supply-demand factors appear favorable. At year end, 9.2% of the fund's net assets were invested in stocks of small-cap energy and energy related companies, and this overweight sector position helped the fund's performance. An example is Evergreen Resources (1.3% of net assets), a natural gas producer with both strong production growth and a favorable cost structure that should allow the company to benefit in the current environment.

   Technology stocks, which were strong during the first and fourth quarters, underperformed other sectors of the market. The fund held 17.5% of net assets at the end of the period in this sector and continues to emphasize semiconductor equipment and application software. We believe these areas have strong recovery potential if businesses increase their technology spending.

FINANCIALS AND HEALTH CARE DETRACTED FROM PERFORMANCE
The fund's relatively light exposure to financial stocks hurt performance. This sector outperformed the overall market as several favorable factors, including declining interest rates, increased home refinancings, and an improving environment for the insurance industry, led to solid relative earnings performance.

   Investments in biotechnology and health care services also detracted from the fund's performance. While we continue to believe in the potential of many biotech companies, the fund's holdings in biotechnology stocks were reduced during the period. Stocks of health care services, particularly hospital operators, were also hard hit during the year as investors worried about Medicare reimbursement policies and industry consolidation.

SMALLER FIRMS POISED FOR RECOVERY
With the timing and depth of an economic recovery still unclear, we believe the small-cap growth sector is likely to remain fairly volatile. However, many smaller firms have already taken other measures that could drive strong earnings growth when the economy recovers. Also, we believe that fiscal stimulus packages and continued consumer strength have the potential to help the economy as the year progresses. We have positioned the fund to take advantage of a modest recovery by diversifying on both a sector and individual stock basis. Over the next year, we intend to maintain our emphasis on companies whose solid management, strong balance sheets, and defensible market positions have prepared them for above average earnings growth.

Economic and market conditions can frequently change. There is no assurance that the trends described here will continue or commence.

Investing in small-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Sector breakdowns and holdings are disclosed as of December 31, 2002, and are subject to change.

PERFORMANCE INFORMATION
Stein Roe Small Company Growth Fund, Variable Series / December 31, 2002

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2002 (%)

                                    1-YEAR    5-YEAR   10-YEAR
--------------------------------------------------------------
Class A (1/1/89)                     -24.40    -4.65     5.16
Class B(1) (6/1/00)                  -24.47    -4.78     5.10
Russell 2000 Growth Index            -30.26    -6.59     2.62

Inception date of share class is in parentheses.

[CHART]

VALUE OF A $10,000 INVESTMENT, 12/31/92 - 12/31/02

Class A: $16,547
Class B: $16,438

                                       RUSSELL 2000
                   CLASS A SHARES      GROWTH INDEX
Dec-1992               $   10,000        $   10,000
Mar-1993               $   10,574        $    9,821
Jun-1993               $   10,992        $   10,104
Sep-1993               $   12,459        $   11,048
Dec-1993               $   13,569        $   11,338
Mar-1994               $   12,857        $   10,876
Jun-1994               $   12,658        $   10,190
Sep-1994               $   13,842        $   11,142
Dec-1994               $   13,730        $   11,062
Mar-1995               $   13,730        $   11,668
Jun-1995               $   13,460        $   12,826
Sep-1995               $   14,978        $   14,284
Dec-1995               $   15,343        $   14,495
Mar-1996               $   16,658        $   15,327
Jun-1996               $   17,889        $   16,222
Sep-1996               $   19,065        $   16,084
Dec-1996               $   19,478        $   16,126
Mar-1997               $   18,060        $   14,435
Jun-1997               $   20,872        $   16,968
Sep-1997               $   22,738        $   19,839
Dec-1997               $   21,001        $   18,212
Mar-1998               $   22,698        $   20,376
Jun-1998               $   19,688        $   19,206
Sep-1998               $   15,532        $   14,912
Dec-1998               $   17,368        $   18,437
Mar-1999               $   16,029        $   18,127
Jun-1999               $   18,414        $   20,801
Sep-1999               $   18,988        $   19,777
Dec-1999               $   25,708        $   26,381
Mar-2000               $   31,920        $   28,829
Jun-2000               $   30,046        $   26,704
Sep-2000               $   31,131        $   25,644
Dec-2000               $   24,332        $   20,464
Mar-2001               $   20,137        $   17,354
Jun-2001               $   24,082        $   20,472
Sep-2001               $   17,996        $   14,724
Dec-2001               $   21,894        $   18,577
Mar-2002               $   21,967        $   18,213
Jun-2002               $   19,344        $   15,353
Sep-2002               $   15,711        $   12,049
Dec-2002               $   16,547        $   12,954

NET ASSET VALUE PER SHARE ($)           12/31/01   12/31/02
-----------------------------------------------------------
Class A                                   9.10        6.88
Class B                                   9.03        6.82

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in the index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the older existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If the differences in expenses were reflected the returns for periods prior to inception of the newer class shares would be lower.

INVESTMENT PORTFOLIO
Stein Roe Small Company Growth Fund, Variable Series / December 31, 2002

                                                        SHARES           VALUE
                                                     -------------   -------------
COMMON STOCKS--97.1%
CONSUMER DISCRETIONARY--16.6%
CONSUMER DURABLES & APPAREL--2.1%
HOMEBUILDING--1.1%
Beazer Homes USA, Inc.(a)                                    8,900   $     539,340
                                                                     -------------
LEISURE PRODUCTS--1.0%
Polaris Industries, Inc.                                     8,100         474,660
                                                                     -------------
HOTELS, RESTAURANTS & LEISURE--4.7%
CASINOS & GAMING--2.1%
Ameristar Casinos, Inc.(a)                                  17,900         252,390
Scientific Games Corporation(a)                             58,900         427,614
Station Casinos, Inc.(a)                                    20,800         368,160
                                                                     -------------
                                                                         1,048,164
                                                                     -------------
HOTELS--0.9%
Extended Stay America, Inc.(a)                              30,400         448,400
                                                                     -------------
LEISURE FACILITIES--0.2%
Bally Total Fitness Holding Corp.(a)                        13,200          93,588
                                                                     -------------
RESTAURANTS--1.5%
PF Chang's China Bistro, Inc.(a)                             8,000         290,400
Panera Bread Co.(a)                                         12,400         431,644
                                                                     -------------
                                                                           722,044
                                                                     -------------
MEDIA--2.4%
BROADCASTING & CABLE--2.4%
Lin TV Corp., Class A(a)                                    19,400         472,390
Radio One, Inc.(a)                                          46,600         672,438
                                                                     -------------
                                                                         1,144,828
                                                                     -------------
RETAILING--7.4%
APPAREL RETAIL--3.6%
Abercrombie & Fitch, Inc.(a)                                12,900         263,934
Charming Shoppes(a)                                         39,000         163,020
Hot Topics, Inc.(a)                                         16,100         368,368
Mother's Work, Inc.(a)                                      20,000         704,600
Too, Inc.(a)                                                10,700         251,664
                                                                     -------------
                                                                         1,751,586
                                                                     -------------
COMPUTER & ELECTRONICS RETAIL--0.3%
Electronics Boutique
   Holdings Corp.(a)                                        11,300         178,653
                                                                     -------------
SPECIALTY STORES--3.5%
Advance Auto Parts(a)                                        7,000         342,300
Cost Plus, Inc.(a)                                           7,200         206,424
Gart Sports Co.(a)                                          23,300         450,855
Guitar Center, Inc.(a)                                      12,000         198,720
PETCO Animal Supplies, Inc.(a)                              21,800         510,970
                                                                     -------------
                                                                         1,709,269
                                                                     -------------

CONSUMER STAPLES--2.8%
FOOD & DRUG RETAILING--1.3%
FOOD DISTRIBUTORS--1.3%
Performance Food Group Co.(a)                               18,900         641,825
                                                                     -------------
FOOD, BEVERAGES & TOBACCO--1.5%
DISTILLERS & VINTNERS--0.6%
Constellation Brands, Inc., Class A(a)                      13,100         310,601
                                                                     -------------
PACKAGED FOODS--0.9%
American Italian Pasta Co.(a)                               12,400   $     446,152
                                                                     -------------

ENERGY--9.2%
OIL & GAS DRILLING--0.3%
Patterson-UTI Energy, Inc.(a)                                4,900         147,833
                                                                     -------------
OIL & GAS EQUIPMENT & SERVICES--3.0%
CAL Dive International, Inc.(a)                             15,100         354,850
Key Energy Services, Inc.(a)                                39,500         354,315
Maverick Tube Corp.(a)                                      24,600         320,538
Superior Energy Services(a)                                 50,600         414,920
                                                                     -------------
                                                                         1,444,623
                                                                     -------------
OIL & GAS EXPLORATION & PRODUCTION--5.9%
Evergreen Resources, Inc.(a)                                14,300         641,355
Patina Oil & Gas Corp.                                      11,300         357,645
Pogo Producing Co.                                           9,500         353,875
Remington Oil & Gas Corp.(a)                                24,100         395,481
Spinnaker Exploration Co.(a)                                16,700         368,235
Tom Brown, Inc.(a)                                          14,100         353,910
Ultra Petroleum Corp.(a)                                    42,500         420,750
                                                                     -------------
                                                                         2,891,251
                                                                     -------------

FINANCIALS--7.6%
BANKS--4.7%
Boston Private Financial Holdings, Inc.                     16,300         323,718
Community First Bankshares, Inc.                            10,400         275,184
East West Bancorp, Inc.                                     15,500         559,240
IndyMac Bancorp, Inc.(a)                                    20,000         369,800
Prosperity Bancshares, Inc.                                 13,900         264,100
UBHC Holdings, Inc.                                          7,000         297,150
W Holding Company, Inc.                                     14,700         241,227
                                                                     -------------
                                                                         2,330,419
                                                                     -------------
INSURANCE--2.9%
INSURANCE BROKERS--2.0%
Brown & Brown, Inc.                                          9,500         307,040
Hilb, Rogal & Hamilton Co.                                  16,000         654,400
                                                                     -------------
                                                                           961,440
                                                                     -------------
PROPERTY & CASUALTY INSURANCE--0.9%
Philadelphia Consolidated
   Holding Corp.(a)                                         12,700         449,580
                                                                     -------------

HEALTH CARE--24.0%
HEALTH CARE EQUIPMENT & SERVICES--13.6%
HEALTH CARE DISTRIBUTORS & SERVICES--4.2%
Accredo Health, Inc.(a)                                      5,250         185,062
American Healthways, Inc.(a)                                29,200         511,000
Cerner, Inc.(a)                                             15,800         493,908
First Horizon Pharmaceutical Corp.(a)                       39,000         291,642
Priority Healthcare Corp.(a)                                10,000         232,000
WellChoice, Inc.(a)                                         13,800         330,510
                                                                     -------------
                                                                         2,044,122
                                                                     -------------

                        See Notes to Investment Portfolio

                                                        SHARES           VALUE
                                                     -------------   -------------
HEALTH CARE EQUIPMENT--8.2%
American Medical Systems
   Holdings, Inc.(a)                                        34,300   $     556,003
Hologic, Inc.(a)                                            13,700         167,277
Integra LifeSciences Holdings(a)                            47,700         841,905
Medical Action Industries, Inc.(a)                          26,900         291,865
Noven Pharmaceuticals, Inc.(a)                              39,000         359,970
Respironics, Inc.(a)                                        12,000         365,172
SonoSite, Inc.(a)                                           30,500         398,635
Thoratec Corp.(a)                                           44,600         340,298
Wright Medical Group, Inc.(a)                               25,500         445,205
Zoll Medical Corp.(a)                                        7,500         267,525
                                                                     -------------
                                                                         4,033,855
                                                                     -------------
HEALTH CARE FACILITIES--1.2%
LifePoint Hospitals, Inc.(a)                                 8,400         251,420
Province Healthcare Co.(a)                                  35,000         340,550
                                                                     -------------
                                                                           591,970
                                                                     -------------
PHARMACEUTICALS & BIOTECHNOLOGY--10.4%
BIOTECHNOLOGY--4.3%
BioMarin Pharmaceutical, Inc.(a)                            26,800         188,940
Cell Genesys, Inc.(a)                                       18,900         210,754
Cell Therapeutics, Inc.(a)                                  17,600         127,952
Enzon, Inc.(a)                                              23,500         392,920
ILEX Oncology, Inc.(a)                                      39,600         279,576
Protein Design Labs, Inc.(a)                                42,000         357,000
Telik, Inc.(a)                                              34,500         402,270
Transkaryotic Therapies, Inc.(a)                            14,700         145,530
                                                                     -------------
                                                                         2,104,942
                                                                     -------------
PHARMACEUTICALS--6.1%
Adolor Corp.(a)                                             13,900         190,708
American Pharmaceutical Partners,
   Inc.(a)                                                  14,400         256,320
Atrix Laboratories, Inc.(a)                                 22,500         345,127
CV Therapeutics, Inc.(a)                                    11,800         214,996
Intermune, Inc.(a)                                          11,300         288,263
Ligand Pharmaceuticals, Inc.(a)                             12,900          69,273
Neurocrine Biosciences, Inc.(a)                             10,200         465,732
SICOR, Inc.(a)                                              31,500         499,275
Salix Pharmaceuticals, Ltd.(a)                              31,400         219,486
Taro Pharmaceutical Industries Ltd.(a)                      11,500         432,400
                                                                     -------------
                                                                         2,981,580
                                                                     -------------

INDUSTRIALS--15.3%
CAPITAL GOODS--5.7%
AEROSPACE & DEFENSE--3.2%
Armor Holdings, Inc.(a)                                     37,700         519,129
DRS Technologies, Inc.(a)                                   11,500         360,295
Integrated Defense
   Technologies, Inc.(a)                                    12,000         174,000
MTC Technologies, Inc.(a)                                   12,600         318,780
Triumph Group, Inc.(a)                                       6,100         194,834
                                                                     -------------
                                                                         1,567,038
                                                                     -------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.5%
Rayovac Corp.(a)                                            23,900   $     318,587
Regal-Beloit Corp.                                          18,700         387,090
                                                                     -------------
                                                                           705,677
                                                                     -------------
INDUSTRIAL MACHINERY--1.0%
Cuno, Inc.(a)                                               11,000         364,320
Graco, Inc.                                                  4,700         134,655
                                                                     -------------
                                                                           498,975
                                                                     -------------
COMMERCIAL SERVICES & SUPPLIES--7.0%
DATA PROCESSING SERVICES--0.4%
InterCept, Inc.(a)                                          11,700         198,093
                                                                     -------------
DIVERSIFIED COMMERCIAL SERVICES--3.9%
Arbitron, Inc.(a)                                            8,900         298,150
Education Management Corp.(a)                                7,900         297,040
Corporate Executive Board Co.(a)                            15,800         504,336
FTI Consulting, Inc.(a)                                      8,900         357,335
Sylvan Learning Systems, Inc.(a)                            26,200         429,680
                                                                     -------------
                                                                         1,886,541
                                                                     -------------
ENVIRONMENTAL SERVICES--1.5%
Stericycle, Inc.(a)                                         10,400         336,742
Waste Connections, Inc.(a)                                  10,500         405,405
                                                                     -------------
                                                                           742,147
                                                                     -------------
OFFICE SERVICES & SUPPLIES--1.2%
Daisytek International Corp.(a)                             25,700         203,801
United Stationers, Inc.                                     13,900         400,334
                                                                     -------------
                                                                           604,135
                                                                     -------------
TRANSPORTATION--2.6%
AIR FREIGHT & LOGISTICS--0.6%
UTI Worldwide, Inc.                                         10,600         278,250
                                                                     -------------
TRUCKING--1.3%
Heartland Express, Inc.(a)                                  19,900         455,929
Old Dominion Freight Line(a)                                 6,200         175,770
                                                                     -------------
                                                                           631,699
                                                                     -------------
RAILROADS--0.7%
Genesee & Wyoming, Inc.(a)                                  17,800         362,230
                                                                     -------------

INFORMATION TECHNOLOGY--17.5%
SOFTWARE & SERVICES--6.0%
APPLICATION SOFTWARE--4.3%
Activision, Inc.(a)                                         32,500         474,175
BARRA, Inc.(a)                                               6,600         200,178
Factset Research Systems, Inc.                              10,600         299,662
Henry (Jack) & Associates                                   17,300         208,292
Hyperion Solutions Corp.(a)                                  9,000         231,030
Precise Software Solutions Ltd.(a)                          23,800         392,938
THQ, Inc.(a)                                                23,700         314,025
                                                                     -------------
                                                                         2,120,300
                                                                     -------------
INTERNET SOFTWARE & SERVICES--1.2%
Fidelity National Information
   Solutions, Inc.(a)                                       13,600         234,600
Matrixone, Inc.(a)                                          30,800         132,440
webMethods, Inc.(a)                                         27,900         229,338
                                                                     -------------
                                                                           596,378
                                                                     -------------

                        See Notes to Investment Portfolio

                                                        SHARES           VALUE
                                                     -------------   -------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES--0.5%
ManTech International Corp.(a)                              12,700   $     242,189
                                                                     -------------
TECHNOLOGY HARDWARE & EQUIPMENT--11.5%
COMPUTER STORAGE & PERIPHERALS--0.9%
Applied Films Corp.(a)                                      22,400         447,776
                                                                     -------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.2%
Itron, Inc.(a)                                              22,500         431,325
Methode Electronics                                         20,800         228,176
Planar Systems, Inc.(a)                                     24,300         501,309
Photon Dynamics, Inc.(a)                                     5,100         116,280
ScanSource, Inc.(a)                                          5,600         276,080
                                                                     -------------
                                                                         1,553,170
                                                                     -------------
SEMICONDUCTOR EQUIPMENT--4.4%
ATMI, Inc.(a)                                               19,700         364,846
Cymer, Inc.(a)                                              10,300         332,175
Entergis, Inc.(a)                                           77,800         801,340
Mykrolis Corp.(a)                                           31,300         228,490
Photronics, Inc.(a)                                         30,900         423,330
                                                                     -------------
                                                                         2,150,181
                                                                     -------------
SEMICONDUCTORS--3.0%
Atmel Corp.(a)                                              61,400         136,922
DSP Group, Inc.(a)                                          24,300         384,426
Genesis Microchip, Inc.(a)                                  19,000         247,950
Integrated Circuit Systems, Inc.(a)                         17,500         319,375
Intersil Corp.(a)                                           28,200         393,108
                                                                     -------------
                                                                         1,481,781
                                                                     -------------

MATERIALS--3.8%
CHEMICALS--1.0%
FERTILIZERS & AGRICULTURAL CHEMICALS--1.0%
The Scotts Co., Class A(a)                                   9,500         465,880
                                                                     -------------
CONTAINERS & PACKAGING--2.8%
METAL & GLASS CONTAINERS--2.2%
Crown Cork & Seal Co., Inc.(a)                              28,700         228,165
Jarden Corp.(a)                                             36,000         859,320
                                                                     -------------
                                                                         1,087,485
                                                                     -------------
PAPER & PLASTIC CONTAINERS--0.6%
Constar International Inc.(a)                               25,700         301,975
                                                                     -------------

TELECOMMUNICATION SERVICES--0.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
INTEGRATED TELECOMMUNICATION SERVICES--0.3%
Intrado, Inc.(a)                                            12,500         122,500
                                                                     -------------
TOTAL COMMON STOCKS
   (cost of $52,600,261)                                                47,535,125
                                                                     -------------

                                                         UNITS           VALUE
                                                     -------------   -------------
WARRANTS--0.0%(a)
INFORMATION TECHNOLOGY--0.0%
SOFTWARE & SERVICES--0.0%
INTERNET SOFTWARE & SERVICES--0.0%
RateXchange Corp.
   expires 3/15/03
   (cost of $0)                                             12,500   $           0
                                                                     -------------

                                                          PAR
                                                     -------------
SHORT-TERM OBLIGATION--3.3%
Repurchase agreement with State
   Street Bank & Trust Co., dated
   12/31/02, due 01/02/03 at 1.180%,
   collateralized by U.S. Treasury
   Bond with maturity at
   02/15/21, market value
   $1,649,883 (repurchase proceeds
   $1,611,106) (cost of $1,611,000)                  $   1,611,000       1,611,000
                                                                     -------------
TOTAL INVESTMENTS--100.4%
   (cost of $54,211,261)(b)                                             49,146,125
                                                                     -------------
OTHER ASSETS & LIABILITIES, NET--(0.4)%                                   (213,409)
                                                                     -------------
NET ASSETS--100.0%                                                   $  48,932,716
                                                                     =============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for federal income tax purposes is $54,561,695. The difference between cost for generally accepted accounting principles and cost on a tax basis is related to deferral of losses on wash sales. Realized losses have been deferred for tax purposes and cost adjusted accordingly

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Small Company Growth Fund, Variable Series / December 31, 2002

ASSETS:
Investments, at cost                                           $    54,211,261
                                                               ---------------
Investments, at value                                          $    49,146,125
Cash                                                                       548
Receivable for:
   Fund shares sold                                                      6,307
   Interest                                                                 53
   Dividends                                                             3,601
   Expense reimbursement due from Manager                               22,467
Deferred Trustees' compensation plan                                       591
                                                               ---------------
     TOTAL ASSETS                                                   49,179,692
                                                               ---------------
LIABILITIES:
Payable for:
   Investments purchased                                                75,861
   Fund shares repurchased                                              99,025
   Management fee                                                       21,666
   Administration fee                                                    6,312
   Transfer agent fee                                                      625
   Pricing and bookkeeping fees                                          4,645
   Trustees' fee                                                         1,650
   Audit fee                                                            23,335
   Reports to Shareholders                                              10,093
Deferred Trustees' fee                                                     591
Other liabilities                                                        3,173
                                                               ---------------
     TOTAL LIABILITIES                                                 246,976
                                                               ---------------
NET ASSETS                                                     $    48,932,716
                                                               ===============
COMPOSITION OF NET ASSETS:
Paid-in capital                                                $    93,546,929
Accumulated net investment loss                                         (1,118)
Accumulated net realized loss                                      (39,547,959)
Net unrealized depreciation on investments                          (5,065,136)
                                                               ---------------
NET ASSETS                                                     $    48,932,716
                                                               ===============
CLASS A:
Net assets                                                     $    48,932,048
Shares outstanding                                                   7,108,051
                                                               ===============
Net asset value per share                                      $          6.88
                                                               ===============
CLASS B:
Net assets                                                     $           668
Shares outstanding                                                          98
                                                               ===============
Net asset value per share                                      $          6.82
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
Stein Roe Small Company Growth Fund, Variable Series
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Dividends                                                      $        92,239
Interest                                                                50,831
                                                               ---------------
   Total Investment Income (net of foreign taxes
     withheld of $108)                                                 143,070
                                                               ---------------
EXPENSES:
Management fee                                                         309,076
Administration fee                                                      92,724
Distribution fee--Class B                                                    2
Pricing and bookkeeping fees                                            33,521
Transfer agent fee                                                       7,500
Trustees' fee                                                            9,240
Custody fee                                                              9,398
Other expenses                                                          43,298
                                                               ---------------
   Total Expenses                                                      504,759
Fees and expenses reimbursed by Manager                                (10,872)
Custody earnings credit                                                   (173)
                                                               ---------------
   Net Expenses                                                        493,714
                                                               ---------------
Net Investment Loss                                                   (350,644)
                                                               ---------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments                                    (7,350,449)
Net change in unrealized appreciation/depreciation on
   investments                                                     (10,352,594)
                                                               ---------------
Net Loss                                                           (17,703,043)
                                                               ---------------
Net Decrease in Net Assets from Operations                     $   (18,053,687)
                                                               ===============

                       See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
Stein Roe Small Company Growth Fund, Variable Series

                                                                  YEAR ENDED DECEMBER 31,
                                                               -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2002            2001
----------------------------------                             -------------   -------------
OPERATIONS:
Net investment loss                                            $    (350,644)  $    (278,737)
Net realized loss on investments                                  (7,350,449)    (31,019,450)
Net change in unrealized appreciation/depreciation on
   investments                                                   (10,352,594)     20,258,513
                                                               -------------   -------------
        Net Decrease from Operations                             (18,053,687)    (11,039,674)
                                                               -------------   -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains:
   Class A                                                                --     (41,885,394)
   Class B                                                                --            (396)
                                                               -------------   -------------
Total Distributions Declared to Shareholders                              --     (41,885,790)
                                                               -------------   -------------
SHARE TRANSACTIONS:
Class A:
   Subscriptions                                                   5,528,253      47,857,027
   Distributions reinvested                                               --      41,885,394
   Redemptions                                                   (17,837,585)    (67,378,359)
                                                               -------------   -------------
        Net Increase (Decrease)                                  (12,309,332)     22,364,062
                                                               -------------   -------------
Class B:
   Distributions reinvested                                               --             396
                                                               -------------   -------------
        Net Increase                                                      --             396
                                                               -------------   -------------
Net Increase (Decrease) from Share Transactions                  (12,309,332)     22,364,458
                                                               -------------   -------------
Total Decrease in Net Assets                                     (30,363,019)    (30,561,006)
NET ASSETS:
Beginning of period                                               79,295,735     109,856,741
                                                               -------------   -------------
End of period (including accumulated net investment loss of
   $(1,118) and $(656), respectively)                          $  48,932,716   $  79,295,735
                                                               =============   =============
CHANGES IN SHARES:
Class A:
   Subscriptions                                                     696,301       4,687,866
   Issued for distributions reinvested                                    --       4,859,094
   Redemptions                                                    (2,304,947)     (6,587,326)
                                                               -------------   -------------
        Net Increase (Decrease)                                   (1,608,646)      2,959,634
                                                               -------------   -------------
Class B:
   Issued for distributions reinvested                                    --              46
                                                               -------------   -------------
        Net Increase                                                      --              46
                                                               -------------   -------------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
Stein Roe Small Company Growth Fund, Variable Series / December 31, 2002

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

   ORGANIZATION--Stein Roe Small Company Growth Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment goal is to seek long-term growth of capital by investing at least 85% of its assets in common stocks of small-cap companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Each share of a class represents an equal proportionate beneficial interest in that share class and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of their share class available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD"), an affiliate of the Manager, serves as the principal underwriter of the Fund. The Manager and LFD are wholly-owned indirect subsidiaries of FleetBoston Financial Corporation ("FleetBoston").

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at the current quoted bid price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Investments for which market quotations are not readily available, or quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

   DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

   FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

   DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

   OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEDERAL TAX INFORMATION

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, deferral of losses from wash sales, post-October losses, capital loss carryforwards and non-deductible expenses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

   ACCUMULATED NET       ACCUMULATED
   INVESTMENT LOSS    NET REALIZED LOSS   PAID-IN CAPITAL
   ---------------    -----------------   ---------------
      $ 350,182           $ 10,434          $ (360,616)

Net investment income, net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                 2002           2001
                             ------------   ------------
Distributions paid from:
   Ordinary income                     --   $ 24,290,634
   Long-term capital gains             --     17,595,156
                             ------------   ------------
                                       --   $ 41,885,790
                             ============   ============

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                          UNREALIZED
                         DEPRECIATION*
                         -------------
                         $ (5,415,570)

* The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

     YEAR OF            CAPITAL LOSS
    EXPIRATION          CARRYFORWARD
    ----------          ------------
       2009             $ 28,523,554
       2010                9,969,519
                        ------------
                        $ 38,493,073
                        ============

Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post October losses of $704,452 were deferred to January 1, 2003.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES

   MANAGEMENT AND ADMINISTRATIVE FEES -- The Manager receives monthly fees equal to 0.50% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

   PRICING AND BOOKKEEPING FEES--The Manager is responsible for providing pricing and bookkeeping services to the Fund under a Pricing and Bookkeeping Agreement. Under a separate agreement (the "Outsourcing Agreement"), the Manager has delegated those functions to State Street Bank & Trust Company ("State Street"). The Manager pays fees to State Street under the Outsourcing Agreement.

Under its pricing and bookkeeping agreement with the Fund, the Manager receives from the Fund an annual flat fee of $10,000, paid monthly, and in any month that the Fund's average daily net assets are more than $50 million, a monthly fee equal to the average daily net assets of the Fund for that month multiplied by a fee rate that is calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. For the year ended December 31, 2002, the net asset based fee rate was 0.036%. The Fund also pays out-of-pocket costs for pricing services.

    TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

   DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan, which requires it to pay LFD a monthly distribution fee equal to 0.25% annually of Class B average daily net assets as of the 20th of each month.

   EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.80% annually of the Fund's average daily net assets.

   OTHER--The Fund pays no compensation to its officers, all of whom are employees of Stein Roe or its affiliates.

The Fund's Independent Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which $173 of custody fees were reduced by balance credits for the year ended December 31, 2002. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

NOTE 4. PORTFOLIO INFORMATION

    INVESTMENT ACTIVITY--For the year ended December 31, 2002, purchases and sales of investments, other than short-term obligations, were $69,926,717 and $80,043,210, respectively.

Unrealized appreciation (depreciation) at December 31, 2002, based on cost of investments for federal income tax purposes, was:

     Gross unrealized appreciation        $  3,635,659
     Gross unrealized depreciation          (9,051,229)
                                          ------------
       Net unrealized depreciation        $ (5,415,570)
                                          ============

   OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. OTHER RELATED PARTY TRANSACTIONS

For the year ended December 31, 2002, the Fund used AlphaTrade Inc., a wholly-owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the year were $595.

FINANCIAL HIGHLIGHTS
Stein Roe Small Company Growth Fund, Variable Series--Class A Shares

Selected data for a share outstanding throughout each period is as follows:

                                                                            YEAR ENDED DECEMBER 31,
                                                  ---------------- ---------------- ------------------------------- ------------
                                                      2002            2001             2000           1999              1998
                                                  -----------      -----------      -----------    -----------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD              $      9.10      $     19.08      $     20.16    $     13.62      $     18.00
                                                  -----------      -----------      -----------    -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)                                  (0.04)           (0.03)           (0.05)         (0.03)           (0.04)
Net realized and unrealized gain (loss) on
   investments                                          (2.18)           (2.31)           (1.03)          6.57            (2.77)
                                                  -----------      -----------      -----------    -----------      -----------
     Total from Investment Operations                   (2.22)           (2.34)           (1.08)          6.54            (2.81)
                                                  -----------      -----------      -----------    -----------      -----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                    --            (7.64)              --             --            (1.57)
                                                  -----------      -----------      -----------    -----------      -----------
NET ASSET VALUE, END OF PERIOD                    $      6.88      $      9.10      $     19.08    $     20.16      $     13.62
                                                  ===========      ===========      ===========    ===========      ===========
Total return (b)(c)                                    (24.40)%(d)      (10.03)%(d)       (5.36)%        48.02%          (17.30)%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(e)                                              0.80%            0.82%            0.73%          0.72%(f)         0.75%
Net investment loss(e)                                  (0.57)%          (0.32)%          (0.24)%        (0.27)%(f)       (0.22)%
Waiver/reimbursement                                     0.02%            0.04%              --             --               --
Portfolio turnover rate                                   117%             146%             155%           110%             103%
Net assets, end of period (000's)                 $    48,932      $    79,295      $   109,856    $   139,849      $   131,929

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) Had the Manager not reimbursed a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(f) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of five basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

Selected data for a share outstanding throughout each period is as follows:

                                                                                  PERIOD
                                                   YEAR ENDED DECEMBER 31,        ENDED
                                                  --------------- ----------       DECEMBER 31,
                                                     2002            2001           2000(a)
                                                  ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD              $     9.03      $    19.05       $    19.39
                                                  ----------      ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                (0.07)          (0.06)           (0.06)
Net realized and unrealized loss on investments        (2.14)          (2.32)           (0.28)
                                                  ----------      ----------       ----------
       Total from Investment Operations                (2.21)          (2.38)           (0.34)
                                                  ----------      ----------       ----------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains                                   --           (7.64)              --
                                                  ----------      ----------       ----------
NET ASSET VALUE, END OF PERIOD                    $     6.82      $     9.03       $    19.05
                                                  ==========      ==========       ==========
Total return(c)(d)                                    (24.47)%(e)     (10.38)%(e)       (1.75)%(f)
                                                  ==========      ==========       ==========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Expenses(g)                                             1.05%           1.07%            1.00%(h)
Net investment loss(g)                                 (0.82)%         (0.57)%          (0.49)%(h)
Waiver/reimbursement                                    0.02%           0.04%              --
Portfolio turnover rate                                  117%            146%             155%
Net assets, end of period (000's)                 $        1      $        1       $        1

(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Had the Manager not reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.
(h) Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of SteinRoe Variable Investment Trust and the Shareholders of Stein Roe Small Company Growth Fund, Variable Series

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Small Company Growth Fund, Variable Series (the "Fund") (a series of SteinRoe Variable Investment Trust) at December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the four years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those financial highlights.



PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2003

TRUSTEES
SteinRoe Variable Investment Trust

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of Liberty Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee, and other directorships they hold are shown below. Each officer listed below serves as an officer of each of the Liberty funds. The Statement of Additional Information
(SAI) contains additional information about the Trustees and is available without charge upon request by calling the fund's distributor at 800-345-6611.

                                POSITION  YEAR FIRST                                             NUMBER OF
                                  WITH    ELECTED OR                                         PORTFOLIOS IN FUND        OTHER
                                LIBERTY   APPOINTED       PRINCIPAL OCCUPATION(S)             COMPLEX OVERSEEN     DIRECTORSHIPS
  NAME, ADDRESS AND AGE         FUNDS(1)  TO OFFICE       DURING PAST FIVE YEARS                BY TRUSTEE             HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES

Douglas A. Hacker (age 47)      Trustee      1996     Executive Vice President-Strategy of           103                None
c/o Liberty Funds Group LLC                           United Airlines (airline) since
One Financial Center                                  December 2002 (formerly President of
Boston, MA 02111                                      UAL Loyalty Services (airline) from
                                                      September 2001 to December 2002;
                                                      (Executive Vice President and Chief
                                                      Financial Officer from March, 1993 to
                                                      September 2001 of United Airlines);
                                                      Senior Vice President and Chief
                                                      Financial Officer of UAL, Inc. prior
                                                      thereto

Janet Langford Kelly (age 45)   Trustee      1996     Executive Vice President-Corporate             103                None
c/o Liberty Funds Group LLC                           Development and Administration, General
One Financial Center                                  Counsel and Secretary, Kellogg Company
Boston, MA 02111                                      (food manufacturer), since
                                                      September 1999; Senior Vice President,
                                                      Secretary and General Counsel, Sara Lee
                                                      Corporation (branded, packaged,
                                                      consumer-products manufacturer) prior
                                                      thereto

Richard W. Lowry (age 66)       Trustee      1995     Private Investor since 1987 (formerly          105***             None
c/o Liberty Funds Group LLC                           Chairman and Chief Executive Officer,
One Financial Center                                  U.S. Plywood Corporation (building
Boston, MA 02111                                      products manufacturer))

Salvatore Macera (age 71)       Trustee      1998     Private Investor since 1981 (formerly          103                None
c/o Liberty Funds Group LLC                           Executive Vice President and Director
One Financial Center                                  of Itek Corporation (electronics) from
Boston, MA 02111                                      1975 to 1981)

Charles R. Nelson (age 60)      Trustee      1981     Professor of Economics, University of          118*               None
c/o Liberty Funds Group LLC                           Washington, since January 1976; Ford
One Financial Center                                  and Louisa Van Voorhis Professor of
Boston, MA 02111                                      Political Economy, University of
                                                      Washington, since September 1993;
                                                      Director, Institute for Economic
                                                      Research, University of Washington,
                                                      since September 2001; Adjunct Professor
                                                      of Statistics, University of
                                                      Washington, since September 1980;
                                                      Associate Editor, Journal of Money
                                                      Credit and Banking, since September,
                                                      1993; Trustee, Columbia Funds since
                                                      July 2002; consultant on econometric
                                                      and statistical matters

John J. Neuhauser (age 59)      Trustee      1985     Academic Vice President and Dean of            105***        Saucony, Inc.
c/o Liberty Funds Group LLC                           Faculties since August 1999, Boston                       (athletic footwear)
One Financial Center                                  College (formerly Dean, Boston College                    and SkillSoft Corp.
Boston, MA 02111                                      School of Management from                                     (e-learning)
                                                      September 1977 to September 1999)

Thomas E. Stitzel (age 67)      Trustee      1998     Business Consultant since 1999                 103                None
c/o Liberty Funds Group LLC                           (formerly Professor of
One Financial Center                                  Finance from 1975 to 1999 and
Boston, MA 02111                                      Dean from 1977 to 1991,
                                                      College of Business, Boise
                                                      State University); Chartered
                                                      Financial Analyst

                                POSITION  YEAR FIRST                                             NUMBER OF
                                  WITH    ELECTED OR                                         PORTFOLIOS IN FUND        OTHER
                                LIBERTY   APPOINTED       PRINCIPAL OCCUPATION(S)            COMPLEX OVERSEEN      DIRECTORSHIPS
  NAME, ADDRESS AND AGE         FUNDS(1)  TO OFFICE       DURING PAST FIVE YEARS                BY TRUSTEE             HELD
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(CONTINUED)

Thomas C. Theobald (age 65)     Trustee      1996     Managing Director, William Blair               103              Anixter
c/o Liberty Funds Group LLC                           Capital Partners (private equity                             International
One Financial Center                                  investing) since September 1994                             (network support
Boston, MA 02111                                      (formerly Chief Executive Officer and                          equipment
                                                      Chairman of the Board of Directors,                       distributor), Jones
                                                      Continental Bank Corporation                               Lang LaSalle (real
                                                      prior thereto)                                             estate management
                                                                                                                 services) and MONY
                                                                                                                    Group (life
                                                                                                                     insurance)

Anne-Lee Verville (age 57)      Trustee      1998     Author and speaker on educational              103          Chairman of the
c/o Liberty Funds Group LLC                           systems needs (formerly General                           Board of Directors,
One Financial Center                                  Manager, Global Education Industry from                    Enesco Group, Inc.
Boston, MA 02111                                      1994 to 1997, and President,                              (designer, importer
                                                      Applications Solutions Division from                       and distributor of
                                                      1991 to 1994, IBM Corporation (global                         giftware and
                                                      education and global applications))                          collectibles)

INTERESTED TRUSTEES

William E. Mayer** (age 62)     Trustee      1994     Managing Partner, Park Avenue Equity           105          Lee Enterprises
c/o Liberty Funds Group LLC                           Partners (private equity) since                            (print media), WR
One Financial Center                                  February 1999 (formerly Founding                            Hambrecht + Co.
Boston, MA 02111                                      Partner, Development Capital LLC from                      (financial service
                                                      November 1996 to February 1999; Dean                      provider) and First
                                                      and Professor, College of Business and                    Health (health care)
                                                      Management, University of Maryland from
                                                      October 1992 to November 1996)

Joseph R. Palombo** (age 49)    Trustee      2000     Chief Operating Officer of Columbia            103                None
One Financial Center              and                 Management Group, Inc. (Columbia
Boston, MA 02111                Chairman              Management Group) since
                                 of the               November 2001; formerly Chief
                                 Board                Operations Officer of Mutual
                                                      Funds, Liberty Financial
                                                      Companies, Inc. from August
                                                      2000 to November 2001;
                                                      Executive Vice President of
                                                      Stein Roe & Farnham,
                                                      Incorporated (Stein Roe)
                                                      since April 1999; Executive
                                                      Vice President and Director
                                                      of Colonial Management
                                                      Associates, Inc. since April
                                                      1999; Director of Stein Roe
                                                      since September 2000; Trustee
                                                      and Chairman of the Board of
                                                      Stein Roe Mutual Funds since
                                                      October 2000; Manager of
                                                      Stein Roe Floating Rate
                                                      Limited Liability Company
                                                      since October 2000; Vice
                                                      President of Galaxy Funds
                                                      since September 2002;
                                                      (formerly Vice President of
                                                      Liberty Funds from April 1999
                                                      to August 2000; Chief
                                                      Operating Officer and Chief
                                                      Compliance Officer, Putnam
                                                      Mutual Funds from December
                                                      1993 to March 1999)

(1) In December 2000, the boards of each of the Liberty Funds and Stein Roe Funds were combined into one board of trustees with common membership. The date shown is the earliest date on which a trustee was elected to either the Liberty Funds board or the former Stein Roe Funds board.

* In addition to serving as a disinterested trustee of Liberty Funds, Mr. Nelson serves as a disinterested director of Columbia Funds, currently consisting of 15 funds, which are advised by an affiliate of the Advisor.

** Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 ("1940 Act")) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person as an employee of an affiliate of the Advisor.

*** In addition to serving as a trustee of Liberty Funds, Mr. Lowry, Mr.
    Neuhauser and Mr. Mayer each serve as a director/trustee of Liberty All-Star Funds, currently consisting of 2 funds, which are advised by an affiliate of the Advisor.

OFFICERS
SteinRoe Variable Investment Trust

                                                   YEAR FIRST
                                                   ELECTED OR
                                   POSITION WITH    APPOINTED
     NAME, ADDRESS AND AGE         LIBERTY FUNDS    TO OFFICE           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------
Keith T. Banks (age 47)              President        2001       President of Liberty Funds since November 2001; President,
Columbia Management Group, Inc.                                  Chief Investment Officer and Chief Executive Officer of
590 Madison Avenue, 36th Floor                                   Columbia Management Group or its predecessor since August
New York, NY 10022                                               2000 (formerly Managing Director and Head of U.S. Equity,
                                                                 J.P. Morgan Investment Management from November 1996 to
                                                                 August 2000); President of Galaxy Funds since September 2002

Vicki L. Benjamin (age 41)             Chief          2001       Controller of Liberty Funds, Stein Roe Funds and Liberty
One Financial Center                Accounting                   All-Star Funds since May 2002; Chief Accounting Officer of
Boston, MA 02111                      Officer                    Liberty Funds, Stein Roe Funds and Liberty All-Star Funds
                                  and Controller                 since June 2001; Controller and Chief Accounting Officer
                                                                 of Galaxy Funds since September 2002; (formerly Vice
                                                                 President, Corporate Audit, State Street Bank and Trust
                                                                 Company from May 1998 to April 2001; Audit Manager from July
                                                                 1994 to June 1997; Senior Audit Manager from July 1997 to
                                                                 May 1998, Coopers & Lybrand, LLP)

J. Kevin Connaughton (age 38)        Treasurer        2000       Treasurer of Liberty Funds and Liberty All-Star Funds since
One Financial Center                                             December 2000 (formerly Controller of the Liberty Funds and
Boston, MA 02111                                                 Liberty All-Star Funds from February 1998 to October 2000);
                                                                 Treasurer of Stein Roe Funds since February 2001 (formerly
                                                                 Controller from May 2000 to February 2001); Treasurer of
                                                                 Galaxy Funds since September 2002 (formerly Vice President from April 2000 to January 2001; Vice President of Colonial
                                                                 Management Associates, Inc. from February 1998 to October
                                                                 2000; Senior Tax Manager, Coopers & Lybrand, LLP from April
                                                                 1996 to January 1998)

Jean S. Loewenberg (age 57)          Secretary        2002       Secretary of Liberty Funds, Stein Roe Funds and Liberty
One Financial Center                                             All-Star Funds since February 2002; General Counsel of
Boston, MA 02111                                                 Columbia Management Group since December 2001; Senior Vice
                                                                 President since November 1996, Assistant General Counsel
                                                                 since September 2002 of Fleet National Bank (formerly Senior
                                                                 Vice President and Group Senior Counsel of Fleet National
                                                                 Bank from November 1996 to September 2002)

STEINROE VARIABLE INVESTMENT TRUST

     INVESTMENT MANAGER AND ADMINISTRATOR
     Stein Roe & Farnham Incorporated
     One South Wacker Drive
     Chicago, IL 60606

     TRANSFER AGENT
     Liberty Funds Services, Inc.
     PO Box 8081
     Boston, MA 02266-8081

WANGER ADVISORS TRUST

                                        Wanger Advisors Trust 2002 Annual Report

[GRAPHIC]

PLASTICS

The movie "The Graduate" came out in 1967. There were several famous lines in the film, including Dustin Hoffman as Ben Braddock telling Anne Bancroft, "Mrs. Robinson, you're trying to seduce me." (Good forecast!) Another was a poolside conversation between a Mr. McGuire and Ben.

   Mr. McGuire: "Ben, I want to say just one word to you - just one word."
   Ben: "Yes sir."
   Mr. McGuire, gravely: "Plastics."
   Ben: "Exactly how do you mean?"
   Mr. McGuire: "There's a great future in plastics.
   Think about it. Will you think about it?"(1)

This instantly became the best one-liner of the decade. The question is, why was it funny? At the time, guitarist and potter were respected vocations. Looking for a means to make real money, perhaps by making plastics, was considered selling out. There was no shortage of musicians or artisans in the 60s. Most ended up stowing the guitar in an attic when a prospective spouse said, "Yeah, you're cool, but no way will I shack up with somebody who doesn't have a job. How do you intend to support our family?"

How good was the advice about plastics? In fact, from 1980 to 2001 the plastics industry expanded steadily at a rate of 3.7%, a very satisfactory growth rate. The value of shipments for the plastics industry in 2000 was $132 billion and still growing. The amount of plastic use per person in the United States has more than doubled over the last 20 years, and the rest of the world is starting to catch up. Plastics technology has improved too. The LEXAN polycarbonate shell for your laptop or cell phone is a highly sophisticated component. So, there was nothing wrong with Mr. McGuire's idea. It was a whole lot better than telling Ben to look for work in the steel, textile or coal industries.

Making good long-term forecasts is quite complicated. It's interesting to go back and find those who attempted to predict what the future might bring and see how they did. One guy who was brave enough to make a 100-year forecast was the famous economist John Maynard Keynes. He wrote an essay in 1930 called, "Economic Possibilities for our Grandchildren"(2) that was bold, interesting and likely to be correct.

1930 was not a happy year. The boom of the Twenties turned into the Great Depression. The banking system was collapsing. For the next half dozen years, the problems of unemployment, stagnation and poverty seemed overwhelming. Political revolution, either fascist or communist, was a real threat. Still, Keynes looked across the decades to a time of prosperity. Using the power of compound interest, he calculated that in the year 2030 per capita GDP might well be eight times what it was in 1930, assuming stable population and no important wars. The assumption of a stable population proved to be fairly accurate in Europe, North America and Japan, and generally incorrect for most of the rest of the world. The assumption of no important wars was violated in the late 1930s but despite that unfortunate event, the 2030 projections are still on target. Per capita GDP in the United States ($22,000) is four times what it was in 1929 and another doubling in the next 28 years is certainly plausible.

Keynes' belief in future economic growth developed a concept barely over a century old at that time. He saw the great age of scientific and technological innovations as a harbinger of even greater things to come. He listed 15 areas that he believed would drive future economic growth. Power generation (coal, steam, electricity and petroleum) and materials (steel, rubber, cotton and the chemical industries) dominated his list, taking eight spots. Another three focused on machinery (automatic machinery, mass production and printing). Communication, in the form of the wireless, received just one position in the
15. He gave credit for recent advances to scientists such as Newton, Darwin and Einstein and "thousands of other things and men." He thought that future discoveries and inventions, in a peaceful society without excessive population growth, would be able to solve the economic problem of scarcity that had plagued mankind forever.

There were some interesting industries on Keynes' list that were and are important but are not areas that anyone invests in anymore, such as coal, steam, rubber and cotton. (Steam power is now confined to the innards of electrical generating plants.) The chemical industry has continued to be crucial, including the sub-sectors of pharmaceuticals, fertilizers and, of course, plastics. However, the great chemical companies of Keynes' era -- DuPont, Dow, Rohm & Haas -- have gone from being at the forefront of growth to becoming commodity-producing companies barely earning their cost of capital. FORBES recently wrote on DuPont, describing it as a low-return, struggling company.(3) Keynes would have undoubtedly been surprised to see the vast expansion of electronics and computers. Today when one talks about technology stocks one means primarily the computer industry, and plastics don't count. However, there are strong signs that many high-tech categories are becoming commodities too (cell phones, DRAMs, PCs).

Keynes gave very good advice. The long-term future of the world was excellent despite the horrid short-term problems of the Great Depression. Mr. McGuire was right. Plastics was a fine growth industry. Still, advising Ben to go to work for IBM would have been even better advice. Rotation continues. Once-great companies have disappeared or have become relatively unimportant - Pennsylvania Railroad, U.S. Steel, A&P, and (alas) FAO Schwartz. The total economy grows steadily, but industries and companies go through a life cycle of birth, growth, maturity and decay. The objective of small-cap and mid-cap investing is to find companies in the growth stage and get out as they mature. Sounds easy enough.

[PHOTO OF RALPH WANGER]

RALPH WANGER
CHIEF INVESTMENT OFFICER,
LIBERTY WANGER ASSET MANAGEMENT, L.P.

----------
(1) "The Graduate" is based on a book by the same name, written by Charles Webb and first published in 1963.
(2) Keynes, John Maynard, ESSAYS IN PERSUASION, Harcourt, Brace and Company, New York, 1932, pgs. 358 - 373.
(3) FORBES, February 3, 2003, pgs. 54-60.

WHO SHOULD PAY THE TAX ON DIVIDENDS?

In January, the Bush administration proposed a series of tax changes including changing the taxation of dividends. There is a plausible theory of taxation that says every stream of income should be taxed, but only once. Single-taxation is true for corporate bond interest, but not true for dividends, which are taxed first at the corporate level and then at the shareholder level. Most other countries tax dividends only once.

Bush suggested eliminating the tax to the shareholder, which we believe is better than the current approach, but not the correct solution. We feel the right way to do it is to make dividends deductible to the corporation (paid out of pre-tax income, the same way bond interest is handled). Then the shareholder getting the dividend would pay tax at his own tax rate. The administration plan to eliminate the tax at the shareholder level has some undesirable side effects. First, corporate managers have no incentive to increase dividends since their economics have not changed. Second, there would be unwelcome competition for income with the municipal bond community, the REIT industry, etc. In order to cure some of these defects, Bush's tax proposal then added on a cost-basis adjustment for undistributed profits. This would cause every shareholder to have to perform some arcane bookkeeping adjustments each year. The tax code should be simplified, not made more complex. However, it's our opinion that the basic idea of increasing dividends is terrific.

Why do we want to see more dividends? From the shareholder's point of view, a dollar of certain dividend income is more valuable than the riskier prospects for a dollar in capital gains. Second, we believe leaving the cash in the corporate treasury is unwise. In certain cases, the money is either wasted repurchasing stock at bloated prices, used for foolish capital investments, or taken by management in the form of excessive stock option grants. Returning the money to the shareholders would reduce waste and mishandling.

                                        Wanger Advisors Trust 2002 Annual Report

[GRAPHIC]

PERFORMANCE REVIEW WANGER U.S. SMALLER COMPANIES

Wanger U.S. Smaller Companies ended the year on a strong note. The Fund was up 9.59% for the fourth quarter, strongly outperforming the 6.16% gain of the Russell 2000. The fourth quarter rally was not enough to undo the declines of earlier quarters but Wanger U.S. Smaller Companies did perform better than the benchmark for the year. The Fund was off 16.81% vs. a 20.48% decline for the Russell 2000.

Annual winners for the Fund's portfolio included security company Wackenhut, which increased over 73% when acquired by Group 4 Falck early the year. ITT Educational Services gained 28%, benefiting from growing enrollment as people looked for ways to increase job skills in this tight economy. Steris, a manufacturer of equipment sterilization devices, enjoyed a 33% gain thanks to strong growth in its hospital sales and building sales momentum in the scientific and industrial sectors. Coach, designer and retailer of leather accessories, benefited from well-received extensions to its product line, increasing 63% in 2002. Chelsea Property, an owner and operator of outlet malls, increased 45% as a joint venture in Japan took off. Retailer Steven Madden posted a 28% gain on strong sales of its trend-setting footwear.

The worst performer for the year was auto-lender AmeriCredit. While we believe company fundamentals are sound, industry-wide concerns and the negative impact of a stock offering late in the year crushed its stock price. Dynegy, a competitor of Enron's in the energy trading business, collapsed mid-year to nearly nothing. We took our losses and sold the stock. Nursing home operator Beverly Enterprises declined as lawsuit furor in the industry made it necessary to build liability reserves, hurting the company's bottom line. Fearing continued lawsuit pressure, we sold the Fund's position. JDA software dropped as orders for its retailing software slowed in response to the weak economy. NDCHealth, a provider of drug marketing services, suffered along with pharmaceutical manufacturers as pharmaceutical sales slowed in the year.

In December 1999, Amazon.com CEO Jeff Bezos was named TIME magazine's
Person of the Year. Talk about bad 'Timing!' One year later, the NASDAQ was 39% lower and Amazon's own stock price had tumbled 80%. This past December, TIME selected three corporate whistle blowers as its Persons of the Year 2002. Hmm... We already learned the lesson that when CEOs ruled the world and graced the covers of our national newsmagazines, it was a bad time to buy stocks. Is it possible that today, when CEOs are doing perp walks and corporate vigilantes are our new cover girls, we all should be buying stocks?

SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/02, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: WACKENHUT, 0.0%; ITT EDUCATIONAL SERVICES, 5.3%; STERIS, 3.3%; COACH, 0.9%; CHELSEA PROPERTY, 1.1%; STEVEN MADDEN, 1.8%; AMERICREDIT, 1.5%; DYNEGY, 0.0%; BEVERLY ENTERPRISES, 0.0%; JDA SOFTWARE, 1.9%; NDCHEALTH, 1.5%.

[PHOTO OF ROBERT A. MOHN]

ROBERT A. MOHN
PORTFOLIO MANAGER

[CHART]

VALUE OF A $10,000 INVESTMENT IN WANGER U.S. SMALLER COMPANIES*

TOTAL RETURN FOR EACH PERIOD MAY 3, 1995 THROUGH DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

1 YEAR   3 YEARS   5 YEARS   LIFE OF FUND
-16.81%   -5.23%     2.95%       12.96%

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3, 1995 (the date the Fund began operations) through December 31, 2002 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONs. Wanger U.S. Smaller Companies is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

RESULTS AS OF DECEMBER 31, 2002

                                             4TH QUARTER      1 YEAR
WANGER U.S. SMALLER COMPANIES                      9.59%     -16.81%
Russell 2000                                       6.16      -20.48
S&P MidCap 400                                     5.83      -14.51
S&P 500                                            8.44      -22.10

N.A.V. AS OF 12/31/02: $18.51

*Wanger U.S. Small Cap was renamed Wanger U.S. Smaller Companies on May 1, 2002.

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/02

Information                                        32.2%
Health Care                                        20.7
Consumer Goods/Services                            13.7
Finance                                            11.2
Industrial Goods/Services                           6.2

TOP 10 HOLDINGS
As a % of net assets, as of 12/31/02

1. Lincare Holdings                                               5.8%
HOME HEALTH CARE SERVICES

2. ITT Educational Services                                       5.3%
TECHNOLOGY-ORIENTED POST SECONDARY DEGREE PROGRAMS

3. First Health Group                                             4.5%
PPO NETWORK

4. Kronos                                                         3.6%
LABOR MANAGEMENT SOLUTIONS

5. Steris                                                         3.3%
STERILIZATION DEVICES

6. Commonwealth
Telephone                                                         2.7%
RURAL PHONE FRANCHISES & CLEC

7. Micros Systems                                                 2.1%
INFORMATION SYSTEMS FOR RESTAURANTS & HOTELS

8. Salem
Communications                                                    2.1%
RADIO STATIONS FOR RELIGIOUS PROGRAMMING

9. Equitable Resources                                            1.9%
NATURAL GAS UTILITY & PRODUCER

10. JDA Software                                                  1.9%
APPLICATION/SOFTWARE & SERVICES FOR RETAILERS

[GRAPHIC]

PERFORMANCE REVIEW WANGER INTERNATIONAL SMALL CAP

Wanger International Small Cap closed 2002 with a 6.67% bounce for the fourth quarter. Making some money was welcome after the unrelenting market declines of last summer, and the bounce trimmed the Fund's loss for the year a bit as well. The Fund's 13.83% drop for the annual period was better than the large-cap oriented MSCI EAFE Index, off 15.94%, but worse than the Fund's smaller cap benchmark, the SSB EMI Global ex-U.S. Index, which only slid 6.89%.

Of the best performing stocks in the Fund this year, two of the top three were from Canada. AltaGas Services, a natural gas gatherer and processor, has benefited from the rise in power prices and strong earnings and sales growth. The stock price was up 33% for the year. Patheon, a contract manufacturer of pharmaceuticals, was another good Canadian holding for the Fund, up 30% on both strong earnings and well-received acquisition efforts. Outside of Canada, topping the list this year was Anglo Irish Bank, a small business and middle-market bank in Ireland, up 85%. The share price has benefited from the strong mortgage market and savings incentives initiated by the Irish government. Instrumentarium, a manufacturer of anesthesia and critical care equipment in Finland, was acquired in late December and finished the year up 80%.

The biggest detractors from Fund performance for the year were good quality stocks caught in weak markets. Off 71%, ASE Test, a packaging and test services company for the semiconductor industry, was down with the market for semiconductors. St. James Place, a company that specializes in life insurance policies and equity savings products in the UK, was off 50% due to the weak financial markets. Investors were less inclined to invest in equity savings products, causing the share price to fall. Fininfo, a provider of data feeds to banks and brokers in France, was down 54% on both the weak demand for business information in the down markets and weak business spending.

In many respects, we consider the current environment to be a mirror image of 1999. Our mood then was ebullient and our valuation models were stretched. Today our mood is muted and our valuation models have room for error. We don't expect the bull's return anytime soon, but we think the bear must be getting tired by now. We continue to believe that discipline and teamwork should pay off in a world where stock picking is king.

INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS. SMALL-CAP STOCKS ARE OFTEN MORE VOLATILE AND LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

AS OF 12/31/02 THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: ALTAGAS SERVICES, 1.5%; PATHEON, 1.4%; ANGLO IRISH BANK, 1.0%; INSTRUMENTARIUM, 0.6%; ASE TEST, 1.0%; ST. JAMES PLACE, 0.0%; FININFO, 0.7%.

[PHOTO OF TODD M. NARTER]

TODD M. NARTER
CO-PORTFOLIO MANAGER

[PHOTO OF CHRISTOPHER J. OLSON]

CHRISTOPHER J. OLSON
CO-PORTFOLIO MANAGER

[CHART]

VALUE OF A $10,000 INVESTMENT IN WANGER INTERNATIONAL SMALL CAP

TOTAL RETURN FOR EACH PERIOD MAY 3, 1995 THROUGH DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

1 YEAR      3 YEARS    5 YEARS    LIFE OF FUND
-13.83%      -21.19%     5.21%       11.19%

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through December 31, 2002 with the SSB EMI Global ex US. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONs. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billion. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

RESULTS TO DECEMBER 31, 2002

                                             4TH QUARTER      1 YEAR
WANGER INTERNATIONAL
  SMALL CAP                                        6.67%     -13.83%
SSB EMI Global ex-US                               4.82       -6.89
MSCI EAFE                                          6.45      -15.94
Lipper International
  Small Cap Funds Index                            3.02       -7.95
Lipper International
 Funds Index                                       6.64      -13.83

N.A.V. AS OF 12/31/02: $13.27

The SSB EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small cap funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

TOP 5 COUNTRIES
As a % of net assets, as of 12/31/02

United Kingdom                                     14.3%
Japan                                              12.2
Germany                                             8.3
Netherlands                                         7.9
Hong Kong                                           7.1

TOP 10 HOLDINGS
As a % of net assets, as of 12/31/02

1. Central European Distribution                            1.6%
SPIRITS & WINE
DISTRIBUTION - UNITED STATES

2. Fuji Seal                                                1.6%
PACKAGING MATERIALS & MACHINERY - JAPAN

3. Fugro                                                    1.6%
SURVEY & GPS
SERVICES - NETHERLANDS

4. Zapf Creation                                            1.5%
TOY MANUFACTURER - GERMANY

5. AltaGas Services                                         1.5%
NATURAL GAS GATHERER & PROCESSOR - CANADA

6. Bacou Dalloz                                             1.5%
SAFETY EQUIPMENT - FRANCE

7. Patheon                                                  1.4%
PHARMACEUTICALS - CANADA

8. ARRK                                                     1.4%
PROTOTYPES & MOULDS - JAPAN
9. OPG Groep                                                1.4%
PHARMACEUTICAL WHOLESALER & RETAILER - NETHERLANDS

10. Lindex                                                  1.4%
LADIES & CHILDREN'S WEAR - SWEDEN

[GRAPHIC]

PERFORMANCE REVIEW WANGER TWENTY

Wanger Twenty gained 5.97% during the quarter, ahead of the S&P MidCap 400's 5.83% return but behind the S&P 500's 8.44% increase. For 2002, the Fund finished a difficult year down 7.62%, considerably ahead of the S&P MidCap 400's 14.51% loss and the S&P 500's 22.10% drop. We are never happy with a losing year, but on a relative basis the Fund did quite well.

Boston Scientific followed 2001's 75% return with a 76% gain in 2002. Favorable legal rulings solidified its position in the emerging drug-eluting stent market. Boston Scientific should see explosive growth in sales and earnings in 2004. The stock's current valuation reflects a scenario with little room for error, and after nearly tripling the Fund's money since August 2000, we sold the stock in early 2003 to search for new stocks with better risk/return characteristics. Fidelity National Financial, the country's largest title insurer, returned 26% for the Fund since our purchase early last year due to robust growth in home purchases and mortgage refinancings given the current low interest rate environment. Like Boston Scientific, we believe the stock is fully valued and have sold the Fund's position in the new year.

During the fourth quarter, the Fund sold its long held position in H&R Block for a 17% year-to-sale loss. H&R Block's business has been increasingly targeted for class action lawsuits surrounding its controversial refund anticipation loan program. While these lawsuits today appear manageable, our initial analysis dramatically underestimated the magnitude and frequency of possible future adverse judgements. In addition, our confidence in management diminished considerably following their limited, initial disclosure of pending class action lawsuits against the company. The other significant dollar loss in the Fund came from Liberty Media, down 36% for the year. In Liberty's case, we have high conviction that management will continue to build business value through both private and public investments. We consider the stock at current levels to be one of the most attractively valued securities in the Fund and accordingly, it is Wanger Twenty's second largest position.

It is never easy to take a loss, but our outstanding team of analysts is working hard to provide positive returns over a long period with, most importantly, below average risk. I am very grateful to Ralph Wanger, Chuck McQuaid, Rob Mohn, Jason Selch, Ben Andrews, Susie Hultquist, Harold Lichtenstein, Grant McKay, Rob Chalupnik, Todd Griesbach, and David Frank for all their help with the Fund and for providing compelling stock ideas. Thanks also to traders Deb Wolfe, Shelley Maish, and Mike Olah. Finally, we thank you for your continued investment in Wanger Twenty.

WANGER TWENTY IS A NON-DIVERSIFIED FUND. THE PERFORMANCE OF EACH OF ITS HOLDINGS WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES.

AS OF 12/31/02, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: BOSTON SCIENTIFIC, 3.3%; FIDELITY NATIONAL FINANCIAL, 2.9%; H&R BLOCK, 0.0%; LIBERTY MEDIA, 7.1%.

[PHOTO OF JOHN H. PARK]

JOHN H. PARK
PORTFOLIO MANAGER

[CHART]

VALUE OF A $10,000 INVESTMENT IN WANGER TWENTY

TOTAL RETURN FOR THE PERIOD FEBRUARY 1, 1999 THROUGH DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

1 YEAR    3 YEARS  LIFE OF FUND
-7.62%     3.32%     10.56%

This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 (the date the Fund began operations) through December 31, 2002, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

RESULTS TO DECEMBER 31, 2002

                                             4TH QUARTER      1 YEAR
WANGER TWENTY                                      5.97%      -7.62%
S&P MidCap 400                                     5.83      -14.51
S&P 500                                            8.44      -22.10
Lipper Mid-Cap Growth Funds Index                  4.70      -28.47

N.A.V. AS OF 12/31/02: $14.19

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid-Cap Growth Funds Index measures the performance of the 30 largest mid-cap growth funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

TOP 5 INDUSTRIES
As a % of net assets, as of 12/31/02

Information                                        29.4%
Health Care                                        26.3
Finance                                            20.2
Consumer Goods/Services                            13.2
Industrial Goods                                    6.0

TOP 10 HOLDINGS
As a % of net assets, as of 12/31/02

1. First Health Group                                       7.5%
PPO NETWORK

2. Liberty Media                                            7.1%
CATV & SATELLITE DISH PROGRAMMING

3. International Game
Technology                                                  6.4%
SLOT MACHINES & PROGRESSIVE JACKPOTS

4. Expeditors International
of Washington                                               6.0%
INTERNATIONAL FREIGHT FORWARDER

5. Synopsys                                                 5.7%
SOFTWARE FOR DESIGNING SEMICONDUCTOR CHIPS

6. Markel                                                   5.5%
SPECIALTY INSURANCE

7. TCF Financial                                            5.0%
GREAT LAKES BANK

8. Associated
Banc-Corp                                                   4.8%
MIDWEST BANK

9. Guidant                                                  4.7%
STENTS, DEFIBRILLATORS & OTHER CARDIAC MEDICAL DEVICES

10. IMS Health                                              4.3%
PRESCRIPTION DATA TO PHARMACEUTICAL INDUSTRY

[GRAPHIC]

PERFORMANCE REVIEW WANGER FOREIGN FORTY

Wanger Foreign Forty ended the year on a positive note, up 3.57% for the fourth quarter. The Fund's benchmark, the SSB World ex-US Cap Range $2-$10B Index, was up 3.95% and the MSCI EAFE Index increased 6.45% in the quarter. The Fund finished the year down 15.29%, ahead of MSCI EAFE, off 15.94%, but behind the SSB World ex-US Cap Range $2-$10B's 9.18% decline.

Business spending continued to be down in 2002 but consumer spending remained strong and helped offset some of the weakness in equity markets. Mortgage activity, especially in the UK and Ireland, reached historic highs as refinancings and new home purchases showed no signs of slowing down. One major beneficiary of this was Irish Life & Permanent. The strong mortgage market and new savings incentives initiated by the Irish government helped push the share price up 9%. The company has also been buying back shares. The Fund's best performer this year was another Irish financial name, Anglo Irish Bank. This niche, small business bank continues to take market share away from its larger competitors. For the year, the share price increased 83%.

The rapid deceleration in telecommunications spending took its toll on Amdocs, the Fund's biggest loser for the year. Amdocs has a 20-year track record of providing excellent billing software and customer care services to communications providers around the globe. However, the company's substantial cash position and solid technology were not enough to combat the weak spending environment. Shortly after management preannounced weak earnings, the share price declined 79%.

Other stocks that dragged down performance included Computershare, a share registry service based in Australia. The company was hurt by a decrease in corporate actions during the year and fell 50% after a profit warning. Nintendo, a manufacturer of video games and equipment in Japan, was down 47% for the year. The yen strengthened against the dollar, which translated into higher costs and lower revenues for Nintendo. The share price was also hurt by the company's slow release of new game titles.

It's impossible to say when the equity markets will recover. While valuations look reasonable, especially in Europe, the uncertainty created by possible military action in the Middle East will likely result in more market volatility. We will continue to look for opportunities to upgrade the holdings in the portfolio with stocks that represent better values.

AS OF 2/1/02 WANGER FOREIGN FORTY BECAME A DIVERSIFIED FUND. PRIOR TO THAT, WANGER FOREIGN FORTY WAS A NON-DIVERSIFIED FUND, MEANING THAT THE PERFORMANCE OF ITS HOLDINGS WOULD HAVE A GREATER IMPACT ON ITS TOTAL RETURN, AND MAY MAKE THE FUND'S RETURNS MORE VOLATILE THAN A MORE DIVERSIFIED FUND. MID-CAP STOCKS TEND TO BE MORE VOLATILE AND MAY BE LESS LIQUID THAN THE STOCKS OF LARGER COMPANIES. INVESTMENTS IN FOREIGN SECURITIES HAVE SPECIAL RISKS, INCLUDING POLITICAL OR ECONOMIC INSTABILITY, HIGHER COSTS, DIFFERENT REGULATIONS, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF INFORMATION, AND CURRENCY EXCHANGE RATE FLUCTUATIONS.

AS OF 12/31/02, THE FUND'S POSITIONS IN THE HOLDINGS MENTIONED WERE: IRISH LIFE & PERMANENT, 1.5%; ANGLO IRISH BANK, 3.0%; AMDOCS, 0.0%; COMPUTERSHARE, 0.0%; NINTENDO, 0.0%.

[PHOTO OF TODD M. NARTER]

TODD M. NARTER
CO-PORTFOLIO MANAGER

[PHOTO OF CHRISTOPHER J. OLSON]

CHRISTOPHER J. OLSON
CO-PORTFOLIO MANAGER

[CHART]

VALUE OF A $10,000 INVESTMENT IN WANGER FOREIGN FORTY

TOTAL RETURN FOR THE PERIOD FEBRUARY 1, 1999 THROUGH DECEMBER 31, 2002

AVERAGE ANNUAL TOTAL RETURN

1 YEAR     3 YEARS     LIFE OF FUND
-15.29%    -15.10%         3.06%

This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 (the date the Fund began operations) through December 31, 2002, to the SSB World ex US Cap Range $2-$10B Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger Foreign Forty is a non-diversified fund that invests in the stocks of medium- to larger-size companies with market capitalizations of $2 to $25 billion. Prior to 2/1/02, Wanger Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

RESULTS TO DECEMBER 31, 2002

                                             4TH QUARTER      1 YEAR
WANGER FOREIGN FORTY                               3.57%     -15.29%
SSB World ex U.S.
  Cap Range $2-10B                                 3.95       -9.18
MSCI EAFE                                          6.45      -15.94

N.A.V. AS OF 12/31/02: $9.86

MSCI EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The SSB World ex U.S. Cap Range $2-10B Index is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

TOP 5 COUNTRIES
As a % of net assets, as of 12/31/02

United Kingdom                                     17.6%
Switzerland                                        14.5
Japan                                               9.3
Ireland                                             9.3
France                                              8.1

TOP 10 HOLDINGS
As a % of net assets, as of 12/31/02

1. Synthes-Stratec                                           4.9%
PRODUCTS FOR ORTHOPEDIC SURGERY - SWITZERLAND

2. Kerry Group                                               4.7%
SPECIALTY FOOD INGREDIENT COMPANY - IRELAND

3. Rhoen-Klinikum                                            4.1%
HOSPITAL MANAGEMENT - GERMANY

4. Orkla                                                     4.1%
DIVERSIFIED CONSUMER GOODS - NORWAY

5. Oriental Land                                             4.0%
DISNEY THEME PARK OPERATOR - JAPAN

6. Kaba Holdings                                             3.8%
BUILDING SECURITY SYSTEMS - SWITZERLAND

7. Talisman Energy                                           3.5%
OIL & GAS PRODUCER - CANADA

8. Lion Nathan                                               3.4%
BEER BREWER/DISTRIBUTOR - AUSTRALIA

9. Exel                                                      3.1%
GLOBAL FREIGHT FORWARDING - UNITED KINGDOM

10. Anglo Irish Bank                                         3.0%
CORPORATE LENDING & PRIVATE BANKING - IRELAND

WANGER U.S. SMALLER COMPANIES         STATEMENT OF INVESTMENTS DECEMBER 31, 2002


NUMBER OF                                                                      VALUE
SHARES
              COMMON STOCKS-91.6%

              INFORMATION-32.2%

              TELEVISION PROGRAMMING-1.5%
    620,000   Mediacom Communications(b)                               $   5,462,200
              CABLE TELEVISION FRANCHISES

    138,500   Gray Television                                              1,350,375
              MID MARKET AFFILIATED TV STATIONS
------------------------------------------------------------------------------------
                                                                           6,812,575
------------------------------------------------------------------------------------

              RADIO-2.3%
    395,900   Salem Communications(b)                                      9,885,623
              RADIO STATIONS FOR RELIGIOUS PROGRAMMING

     80,000   Cumulus Media, Cl. A(b)                                      1,189,600
              RADIO STATIONS IN SMALL CITIES
------------------------------------------------------------------------------------
                                                                          11,075,223
------------------------------------------------------------------------------------

              TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS-2.7%
    356,300   Commonwealth Telephone(b)                                   12,769,792
              RURAL PHONE FRANCHISES & CLEC

              MOBILE COMMUNICATIONS-2.2%
    660,000   Western Wireless(b)                                          3,498,000
              RURAL CELLULAR PHONE FRANCHISES

    351,750   COMARCO(b)                                                   3,042,638
              WIRELESS NETWORK TESTING

     56,000   Telephone and Data Systems                                   2,633,120
              CELLULAR & TELEPHONE SERVICES

    355,000   Crown Castle International(b)                                1,331,250
              COMMUNICATION TOWERS IN USA & UK
------------------------------------------------------------------------------------
                                                                          10,505,008
------------------------------------------------------------------------------------

              TELECOMMUNICATIONS EQUIPMENT-0.2%
    347,800   Aspect Telecommunications(b)                                   987,752
              CALL CENTER EQUIPMENT

              BUSINESS INFORMATION/MARKETING SERVICES/
              MARKETING-2.6%
    153,700   Getty Images(b)                                              4,695,535
              PHOTOGRAPHS FOR PUBLICATIONS & ELECTRONIC MEDIA

    580,000   Navigant Consulting(b)                                       3,422,000
              CONSULTING FIRM

    192,900   Information Holdings(b)                                      2,993,808
              SCIENTIFIC & MEDICAL PUBLICATIONS, PATENT
              INFORMATION

    125,000   Rainbow Technologies(b)                                  $     896,250
              COMPUTER NETWORK SECURITY
              PRODUCTS

     54,100   InfoUSA(b)                                                     268,877
              BUSINESS DATA FOR SALES LEADS
------------------------------------------------------------------------------------
                                                                          12,276,470
------------------------------------------------------------------------------------

              BUSINESS/CONSUMER SOFTWARE-13.0%
    455,550   Kronos(b)                                                   16,850,795
              LABOR MANAGEMENT SOLUTIONS

    442,900   Micros Systems(b)                                            9,929,818
              INFORMATION SYSTEMS FOR
              RESTAURANTS & HOTELS

    920,000   JDA Software(b)                                              8,887,200
              APPLICATIONS/SOFTWARE & SERVICES
              FOR RETAILERS

    425,000   JD Edwards(b)                                                4,794,000
              MID MARKET ERP & SUPPLY CHAIN
              SOFTWARE

  1,320,000   Novell(b)                                                    4,408,800
              DIRECTORY, IDENTITY MANAGEMENT & AUTHORIZATION
              SOFTWARE

    334,800   MRO Software(b)                                              4,066,146
              ENTERPRISE MANAGEMENT SOFTWARE

    450,000   Mapics(b)                                                    3,127,500
              MID MARKET ERP SOFTWARE

    535,000   Multex.Com(b)                                                2,247,000
              PROVIDER OF INVESTMENT INFO TO INSTITUTIONS &
              INDIVIDUALS

    480,000   E.Piphany(b)                                                 2,001,600
              CRM SOFTWARE

    141,800   Group 1 Software(b)                                          1,694,510
              ADDRESS VERIFICATION SOFTWARE

     90,000   SPSS(b)                                                      1,259,100
              STATISTICAL ANALYSIS SOFTWARE

     68,000   Activision(b)                                                  992,120
              ENTERTAINMENT SOFTWARE

     72,500   THQ(b)                                                         960,625
              ENTERTAINMENT SOFTWARE
------------------------------------------------------------------------------------
                                                                          61,219,214
------------------------------------------------------------------------------------

              TRANSACTION PROCESSORS-2.2%
    273,440   Global Payments                                              8,752,814
              CREDIT CARD PROCESSOR

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              TRANSACTION PROCESSORS-2.2% (CONT)
    206,000   Euronet Worldwide(b)                                     $   1,547,060
              ATM PROCESSOR
------------------------------------------------------------------------------------
                                                                          10,299,874
------------------------------------------------------------------------------------

              COMPUTER HARDWARE/RELATED SYSTEMS-1.3%
    415,800   Seachange International(b)                                   2,557,170
              SYSTEMS FOR VIDEO ON DEMAND & AD
              INSERTION

     31,600   Zebra Technologies(b)                                        1,810,680
              BAR CODE PRINTING HARDWARE, SUPPLIES & SOFTWARE

    301,205   SensAble Technologies(b)                                     1,000,001
              SENSORY DEVICES FOR COMPUTER
              BASED SCULPTING

     35,000   Applied Films(b)                                               699,650
              THIN-FILM GLASS COATING EQUIPMENT
------------------------------------------------------------------------------------
                                                                           6,067,501
------------------------------------------------------------------------------------

              SEMICONDUCTORS/RELATED EQUIPMENT-0.8%
    135,000   Integrated Circuit Systems(b)                                2,463,750
              SILICON TIMING DEVICES

     95,900   IXYS(b)                                                        677,054
              POWER SEMICONDUCTORS

     68,600   Microsemi(b)                                                   417,774
              ANALOG/MIXED SIGNAL SEMICONDUCTORS
------------------------------------------------------------------------------------
                                                                           3,558,578
------------------------------------------------------------------------------------

              GAMING EQUIPMENT-0.1%
     35,000   Shuffle Master(b)                                              668,850
              CARD SHUFFLERS, CASINO GAMES &
              SLOT MACHINES

              INSTRUMENTATION-1.3%
    288,000   Tektronix(b)                                                 5,238,720
              ANALYTICAL INSTRUMENTS

     25,000   Mettler Toledo(b)                                              801,500
              LABORATORY EQUIPMENT
------------------------------------------------------------------------------------
                                                                           6,040,220
------------------------------------------------------------------------------------

              COMPUTER SERVICES-2.0%
    753,000   RCM Technologies(b) (c)                                      2,944,230
              TECHNOLOGY STAFFING SERVICES

    170,000   Pomeroy Computer Resources(b)                                1,989,000
              NETWORK INTEGRATION SERVICES

    670,000   AnswerThink Consulting(b)                                $   1,675,000
              IT INTEGRATOR FOR FORTUNE 2000

    137,000   American Management Systems(b)                               1,642,630
              SOFTWARE DEVELOPMENT SERVICES

    149,700   Ciber(b)                                                       770,955
              SOFTWARE SERVICES & STAFFING

    256,600   Analysts International(b)                                      508,068
              TECHNOLOGY STAFFING SERVICES
------------------------------------------------------------------------------------
                                                                           9,529,883
------------------------------------------------------------------------------------

              INFORMATION-TOTAL                                          151,810,940

              HEALTH CARE-20.7%
              BIOTECHNOLOGY/DRUG DELIVERY-2.1%
    540,000   Inhale Therapeutic Systems(b)                                4,363,200
              PULMONARY DRUG DELIVERY

    198,000   Enzon(b)                                                     3,310,560
              POLYMER DELIVERY TECHNOLOGY FOR IMPROVED DRUGS

    250,000   Locus Discovery, Series D.                                   1,000,000
              Pfd.(b)
              HIGH THROUGHPUT RATIONAL DRUG
              DESIGN

     42,000   Myriad Genetics(b)                                             613,200
              GENE DISCOVERY & DIAGNOSTIC
              PRODUCTS

    154,231   SYRRX, Series C(b)                                             539,809
              X-RAY CRYSTALLOGRAPHY
------------------------------------------------------------------------------------
                                                                           9,826,769
------------------------------------------------------------------------------------

              MEDICAL EQUIPMENT-6.2%
    646,000   Steris(b)                                                   15,665,500
              STERILIZATION DEVICES

    219,000   Edwards Lifesciences(b)                                      5,577,930
              HEART VALVES

    136,000   Orthofix International(b)                                    3,814,800
              BONE FIXATION & STIMULATION
              DEVICES

    338,000   Novoste(b)                                                   2,440,360
              RADIATION CATHETERS FOR
              IN-STENT RESTENOSIS

    213,600   Visx(b)                                                      2,046,288
              LASER EYE SURGERY
------------------------------------------------------------------------------------
                                                                          29,544,878

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              MEDICAL SUPPLIES-0.4%
     60,700   Techne(b)                                                $   1,734,078
              CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE
              SCIENCES

              SERVICES-12.0%
    866,000   Lincare Holdings(b)                                         27,382,920
              HOME HEALTH CARE SERVICES

    873,000   First Health Group(b)                                       21,257,550
              PPO NETWORK

    356,300   NDCHealth Group                                              7,090,370
              HEALTH CLAIMS PROCESSING & DRUG MARKETING
              SERVICES

     44,000   Medquist(b)                                                    891,440
              MEDICAL TRANSCRIPTION SERVICES
------------------------------------------------------------------------------------
                                                                          56,622,280
------------------------------------------------------------------------------------

              HEALTH CARE-TOTAL                                           97,728,005

              CONSUMER GOODS/SERVICES-13.7%
              RETAIL-3.0%
    172,000   Christopher & Banks(b)                                       3,569,000
              SPECIALTY WOMEN'S RETAILER AT MODERATE PRICE
              LEVELS

     99,000   Zale Corp(b)                                                 3,158,100
              SPECIALTY RETAILER OF JEWELRY

    143,000   Genesco(b)                                                   2,664,090
              MULTI-CONCEPT BRANDED FOOTWEAR
              RETAILER

     80,500   Hot Topic(b)                                                 1,841,840
              MUSIC INSPIRED RETAILER OF APPAREL,
              ACCESSORIES & GIFTS

    110,500   Aeropostale(b)                                               1,167,985
              MALL BASED TEEN RETAILER

     67,000   Borders(b)                                                   1,078,700
              BOOKSTORES

    105,000   Gadzooks(b)                                                    493,500
              TEEN APPAREL RETAILER
------------------------------------------------------------------------------------
                                                                          13,973,215
------------------------------------------------------------------------------------

              APPAREL-3.2%
    470,000   Steven Madden(b)                                             8,492,900
              WHOLESALER/RETAILER OF FASHION
              FOOTWEAR

    136,000   Coach(b)                                                     4,477,120
              DESIGNER & RETAILER OF BRANDED LEATHER
              ACCESSORIES

     39,480   Jones Apparel(b)                                         $   1,399,171
              WOMEN'S APPAREL

    108,000   Skechers USA(b)                                                916,920
              FOOTWEAR DESIGNER & MARKETER
------------------------------------------------------------------------------------
                                                                          15,286,111
------------------------------------------------------------------------------------

              ENTERTAINMENT-0.7%
     51,300   International Speedway Motors                                1,912,977
              LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR

     45,000   Speedway Motors                                              1,160,100
              MOTORSPORT RACETRACK OWNER &
              OPERATOR

     80,000   Six Flags(b)                                                   456,800
              WORLDWIDE THEME PARK OPERATOR
------------------------------------------------------------------------------------
                                                                           3,529,877
------------------------------------------------------------------------------------

              CASINOS-0.6%
    107,700   Monarch Casino & Resort(b)                                   1,478,721
              CASINO/HOTEL IN RENO

     75,000   Alliance Gaming(b)                                           1,277,250
              DIVERSIFIED GAMING COMPANY
------------------------------------------------------------------------------------
                                                                           2,755,971
------------------------------------------------------------------------------------

              TEXTILES-0.3%
     23,000   Mohawk Industries(b)                                         1,309,850
              CARPET & FLOORING MANUFACTURER

              NON-DURABLES-0.5%
     47,000   Scotts Company(b)                                            2,304,880
              CONSUMER LAWN & GARDEN PRODUCTS

              TRAVEL-0.1%
    150,000   LaQuinta(b)                                                    660,000
              OWNER/FRANCHISER OF MID-PRICED
              HOTELS

              CONSUMER SERVICES-5.3%
  1,060,000   ITT Educational Services(b)                                 24,963,000
              TECHNOLOGY-ORIENTED POST SECONDARY DEGREE
              PROGRAMS

              CONSUMER GOODS/SERVICES-TOTAL                               64,782,904

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              FINANCE-11.2%
              BANKS/SAVINGS & LOANS-2.9%
    128,500   Texas Regional Bancshares                                $   4,567,019
              TEXMEX BANK

    105,500   Chittenden                                                   2,688,140
              VERMONT & WESTERN
              MASSACHUSETTS BANK

     52,000   TCF Financial                                                2,271,880
              GREAT LAKES BANK

     85,200   Anchor Bancorp Wisconsin                                     1,767,900
              WISCONSIN THRIFT

     40,000   Downey Financial                                             1,560,000
              CALIFORNIA HOME LENDER

     34,800   Peoples Bank Bridgeport                                        874,871
              CONNECTICUT SAVINGS & LOAN
------------------------------------------------------------------------------------
                                                                          13,729,810
------------------------------------------------------------------------------------

              FINANCE COMPANIES-1.8%
    890,400   AmeriCredit(b)                                               6,891,696
              AUTO LENDING

    232,000   World Acceptance(b)                                          1,765,520
              PERSONAL LOANS
------------------------------------------------------------------------------------
                                                                           8,657,216
------------------------------------------------------------------------------------

              INSURANCE-4.1%
     43,000   Markel(b)                                                    8,836,500
              SPECIALTY INSURANCE

    287,000   HCC Insurance Holdings                                       7,060,200
              AVIATION INSURANCE

     92,000   Leucadia National                                            3,432,520
              INSURANCE HOLDING COMPANY
------------------------------------------------------------------------------------
                                                                          19,329,220
------------------------------------------------------------------------------------

              MONEY MANAGEMENT-2.4%
    321,000   SEI Investments                                              8,724,780
              MUTUAL FUND ADMINISTRATION

     60,900   Neuberger Berman                                             2,039,541
              MAJOR ASSET MANAGEMENT COMPANY

     24,800   BKF Capital Group(b)                                           437,720
              INSTITUTIONAL MONEY MANAGER
------------------------------------------------------------------------------------
                                                                          11,202,041
------------------------------------------------------------------------------------

              FINANCE-TOTAL                                               52,918,287

              INDUSTRIAL GOODS/SERVICES-6.2%
              INDUSTRIAL GOODS-0.8%
     98,000   Clarcor                                                  $   3,162,460
              MOBILE & INDUSTRIAL FILTERS

     25,100   Mine Safety Appliances                                         809,475
              SAFETY EQUIPMENT
------------------------------------------------------------------------------------
                                                                           3,971,935
------------------------------------------------------------------------------------

              MACHINERY-0.9%
     58,100   Esco Technologies(b)                                         2,149,700
              FILTRATION & TEST EQUIPMENT

     50,000   Ametek                                                       1,924,500
              AEROSPACE/INDUSTRIAL
              INSTRUMENTS
------------------------------------------------------------------------------------
                                                                           4,074,200
------------------------------------------------------------------------------------

              WATER-1.3%
    133,000   Cuno(b)                                                      4,404,960
              FILTRATION & FLUIDS
              CLARIFICATION

     70,000   Insituform Technologies(b)                                   1,193,500
              WATER/SEWER PIPE REPAIR

     18,000   Osmonics(b)                                                    304,920
              FILTRATION & FLUIDS
              CLARIFICATION
------------------------------------------------------------------------------------
                                                                           5,903,380
------------------------------------------------------------------------------------

              CONSTRUCTION-0.2%
     30,000   Florida Rock Industries                                      1,141,500
              CONCRETE & AGGREGATES

              SPECIALTY CHEMICALS & INDUSTRIAL MATERIALS-0.6%
     95,000   Spartech                                                     1,959,850
              PLASTICS DISTRIBUTION &
              COMPOUNDING

    100,000   NuCo2(b)                                                       805,000
              BULK CO2 GAS DISTRIBUTION TO
              RESTAURANTS
------------------------------------------------------------------------------------
                                                                           2,764,850
------------------------------------------------------------------------------------

              LOGISTICS-0.4%
     59,600   Forward Air(b)                                               1,156,836
              FREIGHT TRANSPORTATION
              BETWEEN AIRPORTS

    174,000   Hub Group(b)                                                   835,200
              TRUCK & RAIL FREIGHT FORWARDER
------------------------------------------------------------------------------------
                                                                           1,992,036

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              OTHER INDUSTRIAL SERVICES-2.0%
    412,100   Insurance Auto Auctions(b)                               $   6,836,739
              AUTO SALVAGE SERVICES

    125,000   Clark/Bardes Consulting(b)                                   2,406,250
              EXECUTIVE COMPENSATION &
              BENEFITS CONSULTING
------------------------------------------------------------------------------------
                                                                           9,242,989
------------------------------------------------------------------------------------

              INDUSTRIAL GOODS/SERVICES-TOTAL                             29,090,890

              ENERGY/MINERALS-5.3%
              OIL/GAS PRODUCERS-1.0%
    185,000   Ultra Petroleum (Canada)(b)                                  1,831,500
              NATURAL GAS PRODUCER

     30,000   Western Gas                                                  1,105,500
              OIL & COAL SEAM GAS PRODUCER

     20,000   Evergreen Resources(b)                                         897,000
              COAL SEAM GAS PRODUCER

     73,400   Southwestern Energy(b)                                         840,430
              OIL & GAS EXPLORATION/PRODUCTION
------------------------------------------------------------------------------------
                                                                           4,674,430
------------------------------------------------------------------------------------

              OIL SERVICES-1.5%
    941,000   Newpark Resources(b)                                         4,093,350
              OILFIELD FLUID MANAGEMENT &
              EQUIPMENT RENTAL

    139,700   FMC Technologies(b)                                          2,854,071
              DEEP WATER OIL & GAS WELL HEAD
              MANUFACTURER
------------------------------------------------------------------------------------
                                                                           6,947,421
------------------------------------------------------------------------------------

              DISTRIBUTION/MARKETING/REFINING-2.8%
    259,000   Equitable Resources                                          9,075,360
              NATURAL GAS UTILITY & PRODUCER

    168,000   Atmos Energy                                                 3,917,760
              NATURAL GAS UTILITY

    115,000   Aquila(b)                                                      418,600
              ELECTRIC UTILITY HOLDING COMPANY
------------------------------------------------------------------------------------
                                                                          13,411,720
------------------------------------------------------------------------------------

              ENERGY/MINERALS-TOTAL                                       25,033,571

PRINCIPAL AMOUNT OR                                                          VALUE
NUMBER OF SHARES
              OTHER INDUSTRIES-2.3%
              REAL ESTATE-1.6%
  152,000     Chelsea Property Group                                   $   5,063,120
              OUTLET MALLS

   47,000     The Rouse Company                                            1,489,900
              REGIONAL SHOPPING MALLS

   66,700     Crescent Real Estate Equities                                1,109,887
              CLASS A OFFICE BUILDINGS
------------------------------------------------------------------------------------
                                                                           7,662,907
------------------------------------------------------------------------------------

              REGULATED UTILITIES-0.7%
  175,000     Unisource Energy                                             3,025,750
              ELECTRIC UTILITY IN ARIZONA
------------------------------------------------------------------------------------
              OTHER INDUSTRIES-TOTAL                                      10,688,657

TOTAL COMMON STOCKS (COST: $380,197,747)-91.6%                           432,053,254
------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-8.6%
$20,000,000   American Express Credit,
              1.350%, due 1/02/03                                         19,999,250
 20,393,000   Repurchase agreement with State
              Street Bank & Trust Co., dated 12/31/02,
              due 1/02/03 at 1.000%, collateralized by
              Federal Home Loan Bank Notes maturing
              1/16/04, market value
              $20,805,000
              (repurchase proceeds
              $20,394,133)                                                20,393,000
------------------------------------------------------------------------------------
(AMORTIZED COST: $40,392,250)                                             40,392,250

TOTAL INVESTMENTS (COST: $420,589,997)-100.2%(a)                         472,445,504
------------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-(0.2%)                               (719,510)
------------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                  $ 471,725,994
====================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2002, cost for federal income tax purposes is $420,972,121 and net unrealized depreciation was $51,473,383 consisting of gross unrealized appreciation of $113,327,724 and gross unrealized depreciation of $61,854,341.
(b)  Non-income producing security.
(c) On December 31, 2002, the fund held the following percentages of the outstanding voting shares of the companies listed below:

       RCM Technologies     7.10%

     The aggregate cost and value of these companies at December 31, 2002, was $5,475,000 and $2,944,000 respectively. Investments in affiliate companies represent 0.62% of total net assets at December 31, 2002. The change in unrealized gain (loss) in these companies amounted to $(595,000) during the year ended December 31, 2002. There was no other investment activity during the year.

See accompanying notes to financial statements.

WANGER INTERNATIONAL SMALL CAP        STATEMENT OF INVESTMENTS DECEMBER 31, 2002

NUMBER OF                                                                      VALUE
SHARES
              COMMON STOCKS-95.1%

              EUROPE-56.6%
              GERMANY-8.3%
    123,000   Zapf Creation                                            $   3,294,405
              TOY MANUFACTURER

    125,000   DIS - Deutscher Industrie                                    2,005,638
              Services
              TEMPORARY EMPLOYMENT

     43,574   Beru                                                         1,964,929
              AUTO PARTS & ELECTRONICS

    135,000   GFK                                                          1,813,568
              MARKET RESEARCH SERVICES

    150,000   Jenoptik                                                     1,541,588
              HIGH TECH CONSTRUCTION & ELECTRICAL COMPONENTS

     50,000   Rhoen-Klinikum                                               1,432,524
              HOSPITAL MANAGEMENT

    383,000   Takkt                                                        1,409,798
              MAIL ORDER RETAILER OF OFFICE WAREHOUSE
              DURABLES

    112,000   Norddeutsche Affinerie                                       1,192,162
              COPPER SMELTER

     91,000   Hugo Boss Designs                                              957,180
              FASHION APPAREL

     50,000   Kali & Salz                                                    909,747
              POTASH PRODUCTS, FERTILIZERS, SALT & WASTE
              MANAGEMENT

     80,000   Software AG                                                    755,903
              DATABASE SOFTWARE

     32,877   Pfeiffer Vacuum Technologies                                   659,221
              VACUUM PUMP MANUFACTURER
------------------------------------------------------------------------------------
                                                                          17,936,663
------------------------------------------------------------------------------------

              DENMARK-0.8%
     24,500   Kobenhavns Lufthavne                                         1,763,797
              COPENHAGEN AIRPORT MANAGER

              NORWAY-0.9%
    153,000   Ekornes                                                      1,853,235
              RECLINERS & SOFAS

              NETHERLANDS-7.9%
     76,128   Fugro                                                        3,443,301
              SURVEY & GPS SERVICES

     87,400   OPG Groep                                                    3,006,328
              PHARMACEUTICAL WHOLESALER &
              RETAILER

    320,000   Hagemeyer                                                $   2,315,529
              B2B DISTRIBUTOR TO INDUSTRIAL & CONSTRUCTION
              END MARKETS

    141,000   Aalberts Industries                                          2,188,426
              FLOW CONTROL & HEAT TREATMENT

    161,000   IM Tech                                                      2,122,327
              TECHNICAL ENGINEERING

     66,370   Hunter Douglas                                               1,987,142
              DECORATIVE WINDOW COVERINGS

    174,548   United Services Goup                                         1,951,296
              TEMPORARY STAFFING SERVICES
------------------------------------------------------------------------------------
                                                                          17,014,349
------------------------------------------------------------------------------------

              FINLAND-1.9%
     52,000   Amer Group                                                   1,903,180
              BRANDED OUTDOOR SPORTING GOODS

     32,000   Instrumentarium                                              1,281,259
              ANESTHESIA & CRITICAL CARE
              MEDICAL EQUIPMENT

     64,600   Jaakko Poyry                                                 1,016,190
              ENGINEERING CONSULTANTS IN
              FORESTRY, ENERGY
------------------------------------------------------------------------------------
                                                                           4,200,629
------------------------------------------------------------------------------------

              SWEDEN-3.4%
    152,800   Lindex                                                       2,987,808
              LADIES & CHILDREN'S WEAR

    144,500   Hexagon                                                      2,293,651
              DIVERSIFIED ENGINEERING

    202,000   Intrum Justitia(b)                                             940,994
              RECEIVABLES MANAGEMENT & DEBT
              COLLECTION

     51,000   Perbio Science(b)                                              580,745
              CONSUMABLES TO BIOTECH/PHARMACEUTICAL
              INDUSTRIES

     34,500   Castellum                                                      484,127
              OFFICE, WAREHOUSE & RETAIL
              PROPERTY COMPANY
------------------------------------------------------------------------------------
                                                                           7,287,325
------------------------------------------------------------------------------------

              FRANCE/BELGIUM-6.2%
     35,000   Bacou Dalloz(b)                                              3,156,586
              SAFETY EQUIPMENT

    100,000   Rubis                                                        2,621,749
              TANK STORAGE & LPG SUPPLIER

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              FRANCE/BELGIUM-6.2% (CONT)
     75,500   Omega Pharma (Belgium)                                   $   2,163,111
              OTC PRODUCTS, PHARMACY &
              DENTAL SUPPLIES

    120,000   Fininfo                                                      1,609,544
              DATA FEEDS FOR FRENCH BANKS &
              BROKERS

     16,000   Ipsos                                                          947,185
              MARKET RESEARCH

     21,278   Cegedim                                                        914,883
              MEDICAL MARKET RESEARCH

     43,417   Grandvision                                                    860,543
              EUROPEAN EYEGLASS RETAILER

     95,000   Cerep(b)                                                       816,937
              HEALTH CARE

     10,000   Camaieu                                                        377,532
              WOMEN'S APPAREL RETAILER

     38,342   Prosodie(b)                                                     24,126
              AUTOMATED CALL CENTERS
------------------------------------------------------------------------------------
                                                                          13,492,196
------------------------------------------------------------------------------------

              UNITED KINGDOM/IRELAND-17.2%
    450,000   Expro International                                          2,679,817
              OFFSHORE OIL FIELD SERVICES

    550,000   Spectris                                                     2,505,187
              ELECTRONIC INSTRUMENTS &
              CONTROLS

    150,000   French Connection                                            2,259,738
              CLOTHING WHOLESALER & RETAILER

    300,000   Anglo Irish Bank (Ireland)                                   2,133,055
              CORPORATE LENDING & PRIVATE
              BANKING

    600,000   Weir Group                                                   2,047,284
              MANUFACTURER OF INDUSTRIAL
              PUMPS & VALVES

    160,000   Bloomsbury Publishing                                        1,685,468
              PUBLISHING

  1,050,000   Tullow Oil(b)                                                1,662,090
              OIL & GAS PRODUCER

    455,000   International Greetings                                      1,633,079
              PRIVATE LABEL GREETING PRODUCTS

    405,000   Charles Taylor Group                                         1,629,619
              INSURANCE

    450,000   Hit Entertainment                                            1,548,138
              CHILDREN'S TELEVISION SHOWS

  3,006,500   Waterford Wedgwood (Ireland)                             $   1,544,928
              CRYSTAL, TABLEWARE & COOKWARE

    300,000   Torex                                                        1,540,291
              APPLICATION SOFTWARE FOR HOSPITAL MANAGEMENT &
              RETAIL

    430,000   Nestor Healthcare Group                                      1,473,795
              HEALTHCARE STAFFING SOLUTIONS

    800,000   RPS Group                                                    1,422,798
              ENVIRONMENTAL CONSULTING

    790,000   Care UK                                                      1,360,510
              NURSING HOME & PSYCHIATRIC CARE
              FACILITIES

    350,000   Grafton Group (Ireland)                                      1,321,361
              DIY & WHOLESALING OF
              CONSTRUCTION MATERIALS

    300,000   Ricardo                                                      1,318,180
              AUTO ENGINE DESIGN

    200,000   Business Post Group                                          1,251,772
              UK PARCEL & EXPRESS POSTAL
              SERVICE

    101,500   Arnotts (Ireland)                                            1,234,739
              DEPARTMENT STORE

    100,000   Xstrata(b)                                                   1,044,565
              SMELTING

    250,000   SSL International                                            1,031,086
              MEDICAL & FOOTCARE PRODUCTS

    220,000   Umeco                                                          966,666
              AEROSPACE PARTS DISTRIBUTOR

    340,000   TDG Group                                                      824,949
              LOGISTICS & STORAGE COMPANY

  2,000,000   Incepta Group                                                  510,854
              BUSINESS INFORMATION &
              MARKETING SERVICES

    106,900   Homestyle Group                                                280,451
              RETAILER OF CURTAINS, UPHOLSTERY & RELATED
              FURNITURE

    120,000   Edinburgh Fund Managers                                        247,219
              INVESTMENT MANAGEMENT
------------------------------------------------------------------------------------
                                                                          37,157,639
------------------------------------------------------------------------------------

              ITALY-1.5%
     90,691   Amplifon                                                     1,609,221
              HEARING AID RETAILER

     65,000   Permasteelisa                                                1,021,800
              CURTAIN WALLS

    278,111   Ducati Motor(b)                                                523,520
              MOTORCYCLES & RELATED
              MERCHANDISE
------------------------------------------------------------------------------------
                                                                           3,154,541

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              SPAIN/PORTUGAL-5.0%
    211,750   Zardoya Otis                                             $   2,786,880
              ELEVATOR MAINTENANCE &
              SERVICE PROVIDER

    200,000   Red Electrica                                                2,021,893
              POWER GRID

    115,000   Gamesa(b)                                                    1,882,573
              WIND TURBINES

    356,000   Cortefiel                                                    1,624,016
              APPAREL RETAILER

    244,100   Abengoa                                                      1,433,530
              ENGINEERING & CONSTRUCTION

     95,000   Prosegur                                                       966,377
              SECURITY GUARDS
------------------------------------------------------------------------------------
                                                                          10,715,269
------------------------------------------------------------------------------------

              SWITZERLAND-3.5%
      8,000   Geberit International                                        2,302,075
              PLUMBING SUPPLIES

     10,200   Kaba Holdings                                                1,895,308
              BUILDING SECURITY SYSTEMS

      8,000   Hiestand Holding                                             1,850,915
              BAKERY GOODS

      3,409   Saia Burgess Electronics                                       838,016
              ELECTRICAL COMPONENTS
              MANUFACTURING

      6,730   Feintool International                                         729,882
              ENGINEERING & MACHINERY

      2,223   Bachem                                                         104,472
              DRUG MANUFACTURER
------------------------------------------------------------------------------------
                                                                           7,720,668
------------------------------------------------------------------------------------

              EUROPE-TOTAL                                               122,296,311


              ASIA-28.0%
              HONG KONG-7.1%
  3,490,000   JCG Holding                                                  1,711,761
              CONSUMER FINANCE

  6,200,000   Global Bio-Chem Technology                                   1,649,666
              Group
              CORN-BASED FOOD PRODUCTS

    500,000   Wing Hang Bank                                           $   1,599,656
              CONSUMER & COMMERCIAL BANKING

  2,000,000   Travelsky Technology                                         1,384,873
              ONLINE AIR TRAVEL BOOKINGS IN
              CHINA

  7,000,000   Lerado Group                                                 1,122,003
              BABY PARAPHERNALIA

  4,116,000   Ngai Lik Industrial                                          1,045,025
              CHINA BASED A/V CONTRACT
              MANUFACTURER

  3,800,000   Tingyi Holding                                                 986,722
              INSTANT NOODLES

  1,000,000   Techtronic Industries                                          948,894
              POWER TOOL MANUFACTURER

  2,714,000   Aeon Credit Service                                            922,236
              CREDIT CARD ISSUER

  2,250,000   Zhejiang Expressway                                            865,546
              TOLL ROAD BUILDER & OPERATOR

  2,874,000   Jiangsu Express                                                847,619
              TOLL ROAD BUILDER & OPERATOR

  1,500,000   Hainan Meilan Airport(b)                                       716,479
              AIRPORT OPERATOR

  3,000,000   Linmark                                                        673,202
              APPAREL/HARD GOODS SOURCING
              AGENT

  1,768,000   Harbin Brewery(b)                                              464,753
              CHINA BREWERY

  1,295,000   China Oilfield Services(b)                                     315,507
              OFFSHORE OILFIELD SERVICES
------------------------------------------------------------------------------------
                                                                          15,253,942
------------------------------------------------------------------------------------

              JAPAN-12.2%
     75,000   Fuji Seal                                                    3,479,707
              PACKAGING MATERIALS &
              MACHINERY

     82,000   ARRK                                                         3,038,060
              PROTOTYPES & MOULDS

     70,000   Eneserve                                                     2,717,245
              IN-HOUSE POWER GENERATORS

    230,000   NIFCO                                                        2,498,316
              INDUSTRIAL FASTENERS

     60,000   Drake Beam Morin                                             2,202,762
              EMPLOYMENT OUTPLACEMENT
              SERVICES


See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              JAPAN-12.2% (CONT)
    825,000   OMC Card(b)                                              $   2,049,301
              CREDIT CARDS

     50,000   Sugi Pharmacy                                                1,844,055
              DRUGSTORES

    220,000   Tenma                                                        1,796,901
              MOLDED PLASTIC PRODUCTS

    185,000   Toyo Technica                                                1,666,807
              VALUE ADDED RESELLER OF IMPORTED
              INSTRUMENTATION

     75,000   C-Two Network                                                1,588,287
              DISCOUNT FOOD RETAILER

     63,000   Goldcrest                                                    1,392,514
              DEVELOPER/SELLER OF APARTMENTS

     75,000   BML                                                          1,376,726
              CLINICAL TESTING

      4,000   Bellsystem 24                                                  780,397
              CALL CENTERS
------------------------------------------------------------------------------------
                                                                          26,431,078
------------------------------------------------------------------------------------

              TAIWAN-3.3%
    525,000   ASE Test(b)                                                  2,100,000
              SEMICONDUCTOR PACKAGING
              MANUFACTURER

  2,460,000   Phoenixtec Power                                             1,867,186
              UNINTERRUPTABLE POWER SUPPLIES

    951,600   Advantech                                                    1,716,450
              COMPUTER BASED INDUSTRIAL
              AUTOMATION

  2,461,000   Chroma Ate                                                   1,484,413
              TEST & MEASUREMENT INSTRUMENTS
------------------------------------------------------------------------------------
                                                                           7,168,049
------------------------------------------------------------------------------------

              SINGAPORE-1.1%
  1,000,000   Sembcorp Logistics                                             905,082
              LOGISTIC SERVICES FOR MARINE
              TRANSPORT

  2,000,000   Comfort Group                                                  899,317
              TAXI SERVICE

    500,000   Delgro                                                         619,722
              BUS & TAXI SERVICE
------------------------------------------------------------------------------------
                                                                           2,424,121

              THAILAND-0.4%
  2,000,000   Thai Union Frozen Products                               $     787,949
              CANNED TUNA FISH

              INDIA-1.1%
    160,000   Housing Development Finance                                  1,195,245
              MORTGAGE LOAN PROVIDER IN
              INDIA

    200,000   Hero Honda Motors                                            1,132,013
              MOTORCYCLE MANUFACTURER
------------------------------------------------------------------------------------
                                                                           2,327,258
------------------------------------------------------------------------------------

              SOUTH KOREA-2.8%
    52,505    Yuhan                                                        2,297,550
              ETHICAL DRUG PRODUCER

    130,000   S1 Corporation                                               2,279,836
              HOME/BUSINESS SECURITY
              SERVICES

    160,000   Samyoung Heat Exchange                                       1,591,838
              POWER PLANT RELATED MACHINERY
------------------------------------------------------------------------------------
                                                                           6,169,224
------------------------------------------------------------------------------------

              ASIA-TOTAL                                                  60,561,621


              LATIN AMERICA-1.2%
              MEXICO-1.0%
    750,000   Consorcio ARA(b)                                             1,115,643
              LOW/MEDIUM INCOME HOUSE
              BUILDER

     90,000   Grupo Aeroportuario                                          1,057,500
              MEXICAN AIRPORT AUTHORITY
------------------------------------------------------------------------------------
                                                                           2,173,143
------------------------------------------------------------------------------------

              BRAZIL-0.2%
    182,700   Cia De Consessoes Rodoviaria(b)                                381,915
              BRAZILIAN TOLLROADS
------------------------------------------------------------------------------------
              LATIN AMERICA-TOTAL                                          2,555,058

              OTHER COUNTRIES-9.3%
              AUSTRALIA-1.7%
    400,000   Jupiters                                                     1,251,556
              CASINO

    250,000   The Warehouse Group                                            958,280
              WAREHOUSE CLUB

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              AUSTRALIA-1.7% (CONT)
    800,000   Computershare                                            $     832,870
              FINANCIAL SOFTWARE/SERVICES

    700,000   Goodman Fielder                                                701,187
              CONSUMER GOODS
------------------------------------------------------------------------------------
                                                                           3,743,893
------------------------------------------------------------------------------------

              CANADA-6.0%
    533,100   AltaGas Services                                             3,236,329
              NATURAL GAS GATHERER &
              PROCESSOR

    300,000   Patheon(b)                                                   3,076,534
              PHARMACEUTICALS

  1,330,000   Canadian 88(b)                                               2,138,507
              NATURAL GAS PRODUCER

    135,000   Corus Entertainment(b)                                       1,619,453
              CATV PROGRAMMING & RADIO
              STATIONS

    120,000   Shawcor                                                      1,059,695
              OIL & GAS PIPELINE PRODUCTS

    199,998   Silent Witness(b)                                              810,272
     99,999   Silent Witness Warrants(b)                                          --
              SECURITY CAMERA MANUFACTURER

     75,000   Kingsway Financial(b)                                          649,965
              AUTO & SPECIALTY INSURANCE

     96,300    Descartes Systems Group(b)                                    295,661
              LOGISTICS SOFTWARE & DATA
              SERVICES
------------------------------------------------------------------------------------
                                                                          12,886,416
------------------------------------------------------------------------------------

              UNITED STATES-1.6%
    191,000   Central European Distribution(b)                             3,535,410
              SPIRITS & WINE DISTRIBUTION

              OTHER-TOTAL                                                 20,165,719

TOTAL COMMON STOCKS (COST: $234,359,392)-95.1%                           205,578,709
------------------------------------------------------------------------------------

PRINCIPAL                                                                      VALUE
AMOUNT
SHORT-TERM OBLIGATIONS-3.3%
$ 7,023,000   Repurchase agreement with
              State Street Bank & Trust
              Co., dated 12/31/02 due 1/02/03
              at 1.000%, collateralized by
              Federal Home Loan Bank Notes
              maturing 1/16/04, market value
              $7,165,000 (repurchase proceeds
              $7,023,390)                                              $   7,023,000
------------------------------------------------------------------------------------
(AMORTIZED COST: $7,023,000)                                               7,023,000

TOTAL INVESTMENTS (COST: $241,382,392)-98.4%(a)                          212,601,709
------------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-1.6%                                3,481,855
------------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                  $ 216,083,564
====================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2002, cost for federal income tax purposes is $241,450,992 and net unrealized depreciation was $28,849,283 consisting of gross unrealized appreciation of $21,178,750 and gross unrealized depreciation of $50,028,033.
(b) Non-income producing security.
(c) At December 31, 2002, $72,747,728 or 33.7% of the Fund's net assets was denominated in the Euro currency.

See accompanying notes to financial statements.

WANGER INTERNATIONAL SMALL CAP       PORTFOLIO DIVERSIFICATION DECEMBER 31, 2002

AT DECEMBER 31, 2002, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                              VALUE   PERCENT
-------------------------------------------------------------
INFORMATION TECHNOLOGY
Business Information &
  Marketing Services                  $   7,084,346       3.3%
Instrumentation                           6,466,679       3.0
Computer Hardware                         3,583,636       1.6
Television Programming                    3,167,591       1.5
Computer Services                         2,455,174       1.1
Transaction Processors                    2,217,743       1.0
Semiconductors and
  Related Equipment                       2,100,000       1.0
Publishing                                1,685,468       0.8
Business Software                         1,051,564       0.5
Contract Manufacturing                    1,045,025       0.5
Internet Related                             24,126       0.0
-------------------------------------------------------------
                                         30,881,352      14.3
-------------------------------------------------------------

HEALTH CARE
Services                                  9,380,470       4.3
Pharmaceuticals                           6,405,170       3.0
Biotechnology/ Drug Delivery              1,502,154       0.7
Hospital Management                       1,432,524       0.7
Medical Equipment                         1,281,259       0.6
-------------------------------------------------------------
                                         20,001,577       9.3
-------------------------------------------------------------

CONSUMER GOODS/SERVICES
Retail                                   14,015,449       6.5
Durable Goods                             7,723,505       3.6
Food                                      5,976,439       2.8
Furniture and Textiles                    3,840,377       1.8
Goods Distribution                        3,535,410       1.6
Entertainment                             3,294,405       1.5
Leisure Products                          1,903,180       0.9
Non Durable Goods                         1,633,079       0.8
Apparels                                  1,630,382       0.7
Casinos                                   1,251,556       0.6
Consumer Services                         1,122,003       0.5
Beverage                                    464,753       0.2
-------------------------------------------------------------
                                         46,390,538      21.5

FINANCE
Savings & Loans                       $   3,717,137       1.7%
Finance Companies                         2,652,755       1.2
Insurance                                 2,279,584       1.1
Banks                                     2,133,055       1.0
Credit Cards                              2,049,301       0.9
Money Management                            247,219       0.1
-------------------------------------------------------------
                                         13,079,051       6.0
-------------------------------------------------------------

INDUSTRIAL GOODS/SERVICES
Industrial Services                      19,388,700       8.9
Industrial Materials                     13,126,426       6.1
Machinery                                 7,085,223       3.3
Outsourcing & Training Services           6,932,550       3.2
Conglomerates                             6,023,665       2.8
Construction                              5,671,999       2.6
Electrical Components                       838,016       0.4
-------------------------------------------------------------
                                         59,066,579      27.3
-------------------------------------------------------------

ENERGY/MINERALS
Oil Services                              7,498,320       3.5
Oil Refining/Marketing/Distribution       5,858,078       2.7
Independent Power                         4,599,818       2.1
Oil/Gas Producers                         3,800,597       1.8
Non-Ferrous Metals                        2,236,727       1.0
-------------------------------------------------------------
                                         23,993,540      11.1
-------------------------------------------------------------

OTHER
Transportation                            7,151,895       3.3
Real Estate                               2,992,284       1.4
Regulated Utilities                       2,021,893       0.9
-------------------------------------------------------------
                                         12,166,072       5.6
-------------------------------------------------------------

TOTAL COMMON STOCKS AND
OTHER EQUITY-LIKE SECURITIES            205,578,709      95.1
-------------------------------------------------------------

SHORT-TERM OBLIGATIONS                    7,023,000       3.3
-------------------------------------------------------------

TOTAL INVESTMENTS                       212,601,709      98.4
-------------------------------------------------------------

CASH AND OTHER ASSETS
LESS LIABILITIES                          3,481,855       1.6
-------------------------------------------------------------
NET ASSETS                            $  216,083,56     100.0%
=============================================================

See accompanying notes to financial statements.

WANGER TWENTY                         STATEMENT OF INVESTMENTS DECEMBER 31, 2002

NUMBER OF                                                                      VALUE
SHARES
              COMMON STOCKS-95.1%

              INFORMATION-29.4%
              TELEVISION PROGRAMMING-7.1%
    208,000   Liberty Media(b)                                         $   1,859,520
              CATV & SATELLITE DISH
              PROGRAMMING

              BUSINESS INFORMATION/MARKETING
              SERVICES/PUBLISHING-3.2%
     20,000   Moody's                                                        825,800
              RATINGS SERVICE FOR CREDIT
              OBLIGATIONS

              BUSINESS SOFTWARE-8.5%
     32,000   Synopsys(b)                                                  1,476,800
              SOFTWARE FOR DESIGNING
              SEMICONDUCTOR CHIPS

     67,000   JD Edwards(b)                                                  755,760
              MID MARKET ERP & SUPPLY CHAIN
              SOFTWARE
------------------------------------------------------------------------------------
                                                                           2,232,560
------------------------------------------------------------------------------------

              GAMING EQUIPMENT-6.4%
     22,000   International Game Technology(b)                             1,670,240
              SLOT MACHINES & PROGRESSIVE
              JACKPOTS


              INSTRUMENTATION-4.2%
     30,000   Tektronix(b)                                                   545,700
              ANALYTICAL INSTRUMENTS

     25,000   Waters(b)                                                      544,500
              CHROMATOGRAPHY, MASS SPECTROMETRY, THERMAL
              ANALYSIS
------------------------------------------------------------------------------------
                                                                           1,090,200
------------------------------------------------------------------------------------

              INFORMATION-TOTAL                                            7,678,320

              HEALTH CARE-26.3%
              HOSPITAL/LABORATORY
              SUPPLIES-2.7%
     25,000   Techne(b)                                                      714,200
              CYTOKINES, ANTIBODIES, OTHER REAGENTS FOR LIFE
              SCIENCES


              MEDICAL EQUIPMENT-8.0%
     40,000   Guidant(b)                                                   1,234,000
              STENTS, DEFIBRILLATORS & OTHER CARDIAC MEDICAL
              DEVICES

     20,000   Boston Scientific(b)                                           850,400
              STENTS & CATHETERS

                                                                           2,084,400
------------------------------------------------------------------------------------
              SERVICES-15.6%
     80,000   First Health(b)                                          $   1,948,000
              PPO NETWORK

     70,000   IMS Health                                                   1,120,000
              PRESCRIPTION DATA TO
              PHARMACEUTICAL INDUSTRY

     32,000   Lincare Holdings(b)                                          1,011,840
              HOME HEALTH CARE SERVICES
------------------------------------------------------------------------------------
                                                                           4,079,840
------------------------------------------------------------------------------------

              HEALTH CARE-TOTAL                                            6,878,440

              CONSUMER GOODS/SERVICES-13.2%
              ENTERTAINMENT-2.4%
     17,000   International Speedway Motors                                  633,930
              LARGEST MOTORSPORT RACETRACK OWNER & OPERATOR

              RETAIL-3.5%
     33,000   Costco(b)                                                      925,980
              WAREHOUSE SUPERSTORES

              APPAREL-4.1%
     30,000   Jones Apparel(b)                                             1,063,200
              WOMEN'S APPAREL

              LEISURE VEHICLES-3.2%
     18,000   Harley-Davidson                                                831,600
              MOTORCYCLES & RELATED
              MERCHANDISE

              CONSUMER GOODS/SERVICES-TOTAL                                3,454,710

              FINANCE-20.2%
              MONEY MANAGEMENT-2.0%
     19,000   SEI Investments                                                516,420
              MUTUAL FUND ADMINISTRATION

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              INSURANCE-8.4%
      7,000   Markel(b)                                                $   1,438,500
              SPECIALTY INSURANCE

     23,000   Fidelity National Financial                                    755,090
              TITLE INSURANCE & OTHER SERVICES
------------------------------------------------------------------------------------
                                                                           2,193,590
------------------------------------------------------------------------------------

              BANKS-9.8%
     30,000   TCF Financial                                                1,310,700
              GREAT LAKES BANK

     37,000   Associated Banc-Corp                                         1,255,780
              MIDWEST BANK
------------------------------------------------------------------------------------
                                                                           2,566,480
------------------------------------------------------------------------------------

              FINANCE-TOTAL                                                5,276,490

              INDUSTRIAL GOODS/SERVICES-6.0%
              LOGISTICS-6.0%
     48,000   Expeditors International of                                  1,567,200
              Washington
              INTERNATIONAL FREIGHT FORWARDER

              INDUSTRIAL GOODS/SERVICES-TOTAL                              1,567,200

TOTAL COMMON STOCKS (COST: $22,700,502)-95.1%                             24,855,160
------------------------------------------------------------------------------------

PRINCIPAL                                                                  VALUE
AMOUNT
SHORT-TERM OBLIGATIONS-4.7%
$ 1,000,000   Toyota Motor Credit 1.10%, due                           $     999,969
              1/02/03
    228,000   Repurchase agreement with
              State Street Bank & Trust Co., dated
              12/31/02, due 1/02/03 at 1.00%, collateralized
              by Federal Home Loan Bank Notes
              maturing 1/16/04, market value $235,000
              (repurchase proceeds $228,013)                                 228,000
------------------------------------------------------------------------------------
(AMORTIZED COST: $1,227,969)                                               1,227,969

TOTAL INVESTMENTS (COST: $23,928,471)-99.8%(a)                            26,083,129
------------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.2%                                   40,791
------------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                  $  26,123,920
====================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2002, cost for federal income tax purposes is the same and net unrealized appreciation was $2,154,658 consisting of gross unrealized appreciation of $3,427,545 and gross unrealized depreciation of $1,272,887.

(b) Non-income producing security.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report

WANGER FOREIGN FORTY                  STATEMENT OF INVESTMENTS DECEMBER 31, 2002

NUMBER OF                                                                      VALUE
SHARES
              COMMON STOCKS-89.4%

              EUROPE-65.9%
              GERMANY-6.5%
     17,800   Rhoen-Klinikum                                           $     578,673
              HOSPITAL MANAGEMENT

      4,900   Deutsche Boerse                                                196,090
              TRADING, CLEARING & SETTLEMENT
              SERVICES
              FOR FINANCIAL MARKETS

      2,200   Henkel                                                         139,696
              CHEMICALS, DETERGENTS & NON-FOOD CONSUMER
              BRANDS
------------------------------------------------------------------------------------
                                                                             914,459
------------------------------------------------------------------------------------

              DENMARK-1.9%
     10,000   Jyske Bank(b)                                                  271,028
              RETAIL & CORPORATE BANKING

              NORWAY-6.8%
     33,650   Orkla                                                          572,568
              DIVERSIFIED CONSUMER GOODS

     80,300   DNB Holding                                                    377,479
              BANK
------------------------------------------------------------------------------------
                                                                             950,047
------------------------------------------------------------------------------------

              FRANCE-8.1%
     10,300   Neopost(b)                                                     331,609
              POSTAGE METER MACHINES

      4,000   Technip-Coflexip                                               286,085
              GLOBAL OIL ENGINEERING &
              CONSTRUCTION

      7,000   AGF                                                            234,175
              LIFE & HEALTH INSURANCE

      7,400   Euronext                                                       160,717
              TRADING, CLEARING & SETTLEMENT
              SERVICES
              FOR FINANCIAL MARKETS

      3,200   Essilor International                                          131,717
              EYEGLASS LENSES
------------------------------------------------------------------------------------
                                                                           1,144,303
------------------------------------------------------------------------------------

              UNITED KINGDOM/IRELAND-26.9%
     50,000   Kerry Group (Ireland)                                          668,546
              SPECIALTY FOOD INGREDIENT
              COMPANY

     40,000   Exel                                                           442,934
              GLOBAL FREIGHT FORWARDING

     60,000   Anglo Irish Bank (Ireland)                               $     426,611
              CORPORATE LENDING & PRIVATE
              BANKING

     65,000   Compass Group                                                  345,238
              INTERNATIONAL CONCESSION &
              CONTRACT CATERER

     30,000   Standard Chartered                                             340,892
              UNITED KINGDOM BANK

     35,000   Reed Elsevier                                                  299,689
              SCIENTIFIC, LEGAL, EDUCATION & BUSINESS
              PUBLISHER

     45,000   Bunzl                                                          275,224
              SUPPLIER OF BUSINESS TO BUSINESS
              CONSUMABLES

     25,000   Xstrata(b)                                                     261,141
              DIVERSIFIED MINING HOLDING
              COMPANY

     60,000   BG Group                                                       258,808
              OIL & GAS PRODUCER

     20,000   Irish Life & Permanent (Ireland)                               216,032
              SAVINGS PRODUCTS

     10,000   Cobham                                                         162,559
              AEROSPACE

     10,000   Smith & Nephew                                                  61,241
              MEDICAL EQUIPMENT & SUPPLIES

      2,000   Man Group                                                       28,553
              HEDGE FUND MANAGER
------------------------------------------------------------------------------------
                                                                           3,787,468
------------------------------------------------------------------------------------

              SWITZERLAND-14.5%
      1,115   Synthes-Stratec                                                683,624
              PRODUCTS FOR ORTHOPEDIC SURGERY

      2,850   Kaba Holdings                                                  529,571
              BUILDING SECURITY SYSTEMS

        850   Givaudan                                                       381,028
              INDUSTRIAL FRAGRANCES & FLAVORS

      1,200   Schindler                                                      233,823
              ELEVATOR MANUFACTURER &
              MAINTENANCE

        750   Geberit International                                          215,820
              PLUMBING SUPPLIES
------------------------------------------------------------------------------------
                                                                           2,043,866
------------------------------------------------------------------------------------

              ITALY-1.2%
     21,000   Autogrill(b)                                                   163,408
              RESTAURANTS & CATERING FOR
              TRAVELERS

              EUROPE-TOTAL                                                 9,274,579

See accompanying notes to financial statements.

NUMBER OF                                                                      VALUE
SHARES
              ASIA-12.1%
              HONG KONG-2.5%
    110,000   TVB                                                      $     346,988
              TELEVISION PROGRAMMING &
              BROADCASTING

              JAPAN-9.3%
      9,300   Oriental Land                                                  563,043
              DISNEY THEME PARK OPERATOR

      6,000   Orix                                                           386,494
              FINANCE LEASING

     23,000   Terumo                                                         318,003
              MEDICAL SUPPLIES

        800   Nidec                                                           49,848
              HARD DISK DRIVE SPINDLE MOTOR
              MANUFACTURER
------------------------------------------------------------------------------------
                                                                           1,317,388
------------------------------------------------------------------------------------

              SINGAPORE-0.3%
     40,000   Singapore Technical Engineering                                 38,048
              DEFENSE SUPPLIER

              ASIA-TOTAL                                                   1,702,424

              OTHER COUNTRIES-11.4%
              AUSTRALIA-3.4%
    150,000   Lion Nathan                                                    478,619
              BEER BREWER/DISTRIBUTOR

PRINCIPAL AMOUNT OR                                                            VALUE
NUMBER OF SHARES
              CANADA-8.0%
     13,600   Talisman Energy                                          $     489,435
              OIL & GAS PRODUCER

     15,000   Power Financial                                                344,686
              LIFE INSURANCE & MUTUAL FUNDS

     25,000   Corus Entertainment(b)                                         299,899
              TELEVISION PROGRAMMING & RADIO
              STATIONS
------------------------------------------------------------------------------------
                                                                           1,134,020
------------------------------------------------------------------------------------
              OTHER-TOTAL                                                  1,612,639

TOTAL COMMON STOCKS (COST: $12,966,509)-89.4%                             12,589,642
------------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-10.1%
$ 1,425,000   Repurchase agreement with State Street Bank
              & Trust Co., dated 12/31/02, due 1/02/03 at
              1.000%, collateralized by Federal Home
              Loan Bank Notes maturing 1/16/04,
              market value $1,455,000 (repurchase
              proceeds $1,425,079)                                         1,425,000
------------------------------------------------------------------------------------
(AMORTIZED COST: $1,425,000)                                               1,425,000

TOTAL INVESTMENTS (COST: $14,391,509)-99.5%(a)                            14,014,642
------------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.5%                                   68,166
------------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                  $  14,082,808
====================================================================================

    NOTES TO STATEMENT OF INVESTMENTS:

(a) At December 31, 2002, cost for federal income tax purposes is $14,422,783 and net unrealized depreciation was $408,141 consisting of gross unrealized appreciation of $855,185 and gross unrealized depreciation of $1,263,326.

(b) Non-income producing security.

(c) At December 31, 2002, $3,533,360 or 25.1% of the Fund's net assets were denominated in the Euro currency.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report

WANGER FOREIGN FORTY                 PORTFOLIO DIVERSIFICATION DECEMBER 31, 2002


AT DECEMBER 31, 2002, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                              VALUE   PERCENT
-------------------------------------------------------------
INFORMATION TECHNOLOGY
COMPUTER RELATED HARDWARE
Computer Hardware                     $     381,457       2.7%
-------------------------------------------------------------
                                            381,457       2.7
MEDIA
TV Broadcasting                             346,988       2.5
TV Programming                              299,899       2.1
-------------------------------------------------------------
                                            646,887       4.6
SOFTWARE AND SERVICES
Transaction Processors                      356,807       2.6
Publishing                                  299,689       2.1
-------------------------------------------------------------
                                            656,496       4.7
-------------------------------------------------------------
                                          1,684,840      12.0
-------------------------------------------------------------

HEALTH CARE
Medical Equipment                           876,582       6.2
Hospital Management                         578,673       4.1
Hospital/ Laboratory Supplies               318,003       2.3
-------------------------------------------------------------
                                          1,773,258      12.6
-------------------------------------------------------------

CONSUMER GOODS/SERVICES
Food                                      1,241,114       8.8
Entertainment                               563,043       4.0
Restaurants                                 508,646       3.6
Beverage                                    478,619       3.4
Nondurables                                 139,696       1.0
-------------------------------------------------------------
                                          2,931,118      20.8

FINANCE
Banks                                 $   1,416,010      10.1%
Insurance                                   450,207       3.2
Finance Companies                           386,494       2.7
Money Management                            373,239       2.7
-------------------------------------------------------------
                                          2,625,950      18.7
-------------------------------------------------------------

INDUSTRIAL GOODS/SERVICES
Construction                                529,571       3.8
Speciality Chemicals                        381,028       2.7
Outsourcing & Training Services             275,224       2.0
Industrial Services                         271,871       1.9
Industrial Materials                        215,820       1.5
Electrical Components                       162,559       1.1
-------------------------------------------------------------
                                          1,836,073      13.0
-------------------------------------------------------------

ENERGY/MINERALS
Oil/Gas Producers                           748,243       5.3
Oil Services                                286,085       2.0
Non-Ferrous Metals                          261,141       1.9
-------------------------------------------------------------
                                          1,295,469       9.2
-------------------------------------------------------------

OTHER
Transportation                              442,934       3.1
-------------------------------------------------------------
                                            442,934       3.1
-------------------------------------------------------------

TOTAL COMMON STOCKS                      12,589,642      89.4
-------------------------------------------------------------

SHORT-TERM OBLIGATIONS                    1,425,000      10.1
-------------------------------------------------------------

TOTAL INVESTMENTS                        14,014,642      99.5
-------------------------------------------------------------

CASH AND OTHER ASSETS
LESS LIABILITIES                             68,166       0.5
-------------------------------------------------------------
NET ASSETS                            $  14,082,808     100.0%
=============================================================

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report

                       This page intentionally left blank

                                        Wanger Advisors Trust 2002 Annual Report

WANGER ADVISORS FUNDS
- STATEMENTS OF ASSETS AND LIABILITIES
- STATEMENTS OF OPERATIONS
- STATEMENTS OF CHANGES IN NET ASSETS
- FINANCIAL HIGHLIGHTS
- NOTES TO FINANCIAL STATEMENTS

                                        Wanger Advisors Trust 2002 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002


                                                                       WANGER            WANGER            WANGER            WANGER
                                                                 U.S. SMALLER     INTERNATIONAL            TWENTY           FOREIGN
                                                                    COMPANIES         SMALL CAP                               FORTY
===================================================================================================================================
ASSETS
Investments, at value (cost: Wanger U.S. Smaller Companies     $  472,445,504    $  212,601,709    $    26,083,12    $   14,014,642
   $420,589,997; Wanger International Small Cap
    $241,382,392;
    Wanger Twenty $23,928,471; Wanger Foreign Forty
    $14,391,509)
Cash                                                                       10               804               808               616
Foreign currency (cost: Wanger International Small
   Cap $3,549,776;
   Wanger Foreign Forty $2,308)                                            --         3,564,497                --             2,310
Receivable for:
   Investments sold                                                        --           243,000             3,333                --
   Fund shares sold                                                   386,063           268,980            82,356           114,268
   Dividends and interest                                              67,901           299,524             1,146            36,308
Other assets                                                            8,121             2,931               119                10
-----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                   472,907,599       216,981,445        26,170,891        14,168,154

LIABILITIES
Payable for:
   Investments purchased                                              125,919           368,108                --                --
   Fund shares repurchased                                            907,267           384,494            21,361            49,708
   Transfer agent fee                                                   1,594             1,766             1,627             1,635
   Custody fee                                                          3,406            54,019               687             5,937
   Reports to shareholders                                            109,104            61,508             2,620             5,629
   Legal and audit fee                                                 27,000            23,709            11,363            11,214
   Foreign capital gains tax                                               --             3,105                --                --
   Other liabilities                                                    7,315             1,172             9,313            11,223
-----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                1,181,605           897,881            46,971            85,346
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                     $  471,725,994    $  216,083,564    $   26,123,920    $   14,082,808
===================================================================================================================================
COMPOSITION OF NET ASSETS
Paid in capital                                                $  471,694,163    $  336,194,212    $    24,481,48    $   21,739,027
Undistributed net investment income                                    13,289           774,792                --            49,697
Accumulated net realized loss                                     (51,836,965)      (92,135,543)         (512,219)       (7,331,728)
Net unrealized appreciation (depreciation) on:
   Investments                                                     51,855,507       (28,780,683)        2,154,658          (376,867)
   Foreign currency transactions                                           --            30,786                --             2,679
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                     $  471,725,994    $  216,083,564    $    26,123,92    $   14,082,808
===================================================================================================================================
Fund shares outstanding                                            25,479,144        16,282,165         1,841,521         1,428,174
===================================================================================================================================
Net asset value, offering price and redemption price per share $        18.51    $        13.27    $        14.19    $         9.86
===================================================================================================================================

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                       WANGER            WANGER            WANGER            WANGER
                                                                 U.S. SMALLER     INTERNATIONAL            TWENTY           FOREIGN
                                                                    COMPANIES         SMALL CAP                               FORTY
===================================================================================================================================
INVESTMENT INCOME:
Dividend income (net of foreign taxes of $527,368 for          $    2,109,604    $    4,220,702    $      105,050    $      249,783
 Wanger International Small Cap and $27,426 for Wanger
    Foreign Forty)
Interest income                                                       763,710           240,419            28,798            20,037
-----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                          2,873,314         4,461,121           133,848           269,820

EXPENSES:
Management fees                                                     4,624,010         2,867,268           227,389           150,207
Custody fees                                                           20,970           243,388             4,451            32,194
Legal and audit fees                                                  104,004            62,463            18,474            17,647
Reports to shareholders                                               319,198           132,066             7,343             8,791
Transfer agent fees                                                    21,134            20,903            18,806            18,747
Trustees' fees                                                         70,151            33,206             3,747             3,034
Other expenses                                                         34,539            33,451             1,863             1,845
-----------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                   5,194,006         3,392,745           282,073           232,465
Less custody fees paid indirectly                                        (681)             (463)              (57)              (25)
Less expenses reimbursed by Advisor                                        --                --                --           (14,574)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                     5,193,325         3,392,282           282,016           217,866
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                    (2,320,011)        1,068,839          (148,168)           51,954
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS:
Net realized gain (loss) on:
   Investments                                                    (17,795,068)      (29,132,085           726,558        (2,981,319)
   Foreign currency transactions                                           --          (249,204)               --            (1,450)
-----------------------------------------------------------------------------------------------------------------------------------
     Net realized gain (loss)                                     (17,795,068)      (29,381,289)          726,558        (2,982,769)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                    (74,506,422)       (4,123,273)       (2,604,955)          633,816
   Foreign currency transactions                                           --           266,370                --             1,465
-----------------------------------------------------------------------------------------------------------------------------------
     Net change in unrealized appreciation (depreciation)         (74,506,422)       (3,856,903)       (2,604,955)          635,281
-----------------------------------------------------------------------------------------------------------------------------------
     Net Loss                                                     (92,301,490)      (33,238,192)       (1,878,397)       (2,347,488)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets from Operations                     $  (94,621,501)   $  (32,169,353)   $   (2,026,565)   $   (2,295,534)
===================================================================================================================================

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 WANGER U.S. SMALLER COMPANIES      WANGER INTERNATIONAL SMALL CAP

                                                                   YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                            DECEMBER 31,2002  DECEMBER 31,2001  DECEMBER 31,2002  DECEMBER 31,2001
===================================================================================================================================
FROM OPERATIONS:
Net investment income (loss)                                   $   (2,320,011)   $     (884,329)   $    1,068,839    $      238,615
   Net realized gain (loss) on investments and foreign
    currency transactions                                         (17,795,068)      (25,956,670)      (29,381,289)      (55,961,150)
   Net change in unrealized appreciation (depreciation) on
    investments and foreign currency transactions                 (74,506,422)       74,197,950        (3,856,903)       (1,436,144)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations                                                    (94,621,501)       47,356,951       (32,169,353)      (57,158,679)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   --          (275,386)               --                --
   Net realized gain                                                       --                --                --       (78,693,586)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                     --          (275,386)               --       (78,693,586)
SHARE TRANSACTIONS:
   Subscriptions                                                  140,977,765       108,000,641       334,085,769       517,577,408
   Distributions reinvested                                                --           275,386                --        78,693,586
   Redemptions                                                    (72,816,413)      (60,476,971)     (316,459,265)     (501,467,052)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                            68,161,352        47,799,056        17,626,504        94,803,942
-----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                        (26,460,149)       94,880,621       (14,542,849)      (41,048,323)
NET ASSETS:
   Beginning of period                                            498,186,143       403,305,522       230,626,413       271,674,736
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                               $  471,725,994    $  498,186,143    $  216,083,564    $  230,626,413
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED NET
 INVESTMENT LOSS)                                              $       13,289                --    $      774,792    $      (44,843)
===================================================================================================================================

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

                                                             WANGER TWENTY                    WANGER FOREIGN FORTY

                                                                YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                        DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
===================================================================================================================================
FROM OPERATIONS:
Net investment income (loss)                                $     (148,168)    $      (54,495)    $       51,954     $      (32,650)
   Net realized gain (loss) on investments and foreign
    currency transactions                                          726,558           (613,846)        (2,982,769)
   Net change in unrealized appreciation (depreciation)
    investments and foreign currency transactions               (2,604,955)         2,426,419            635,281           (860,223)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations                                                  (2,026,565)         1,758,078         (2,295,534)        (4,653,894)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                --                 --                 --            (20,439)
   Net realized gain                                                    --                 --                 --         (1,311,409)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                  --                 --                 --         (1,331,848)
SHARE TRANSACTIONS:
   Subscriptions                                                12,257,973         10,836,793         32,503,614         66,745,612
   Distributions reinvested                                             --                 --                 --          1,331,848
   Redemptions                                                  (5,536,933)        (3,294,809)       (31,556,395)       (62,156,191)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                          6,721,040          7,541,984            947,219          5,921,269
-----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                       4,694,475          9,300,062         (1,348,315)           (64,473)
NET ASSETS:
   Beginning of period                                          21,429,445         12,129,383         15,431,123         15,495,596
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                            $   26,123,920     $   21,429,445     $   14,082,808     $   15,431,123
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (ACCUMULATED NET
 INVESTMENT LOSS)                                                       --                 --     $       49,697     $         (807)
===================================================================================================================================

                                        Wanger Advisors Trust 2002 Annual Report


WANGER U.S. SMALLER COMPANIES                            FINANCIAL HIGHLIGHTS

                                                                         YEAR ENDED DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
 PERIOD                                                    2002         2001          2000          1999          1998
=========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $   22.25     $   19.99     $   24.88     $   22.18     $   21.46
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                            (0.10)        (0.04)         0.02          0.03         (0.05)
Net realized and unrealized gain (loss) on investments      (3.64)         2.31         (1.82)         4.79          1.93
-------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         (3.74)         2.27         (1.80)         4.82          1.88
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                     --         (0.01)        (0.03)           --            --
From net realized capital gains                                --            --         (3.06)        (2.12)        (1.16)
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                --         (0.01)        (3.09)        (2.12)        (1.16)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $   18.51     $   22.25     $   19.99     $   24.88     $   22.18
=========================================================================================================================
Total Return(b)                                            (16.81)%       11.39%        (8.16)%       25.06%         8.68%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                     1.05%(c)      0.99%         1.00%(c)      1.02%(c)      1.02%(c)
Net investment income (loss)                                (0.47)%(c)    (0.20)%        0.07%(c)      0.14%(c)     (0.25)%(c)
Portfolio turnover rate                                        16%           18%           36%           35%           34%
Net assets, end of period (000's)                       $ 471,726     $ 498,186     $ 403,306     $ 390,709     $ 339,119

----------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions are reinvested.

(c) The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report

WANGER INTERNATIONAL SMALL CAP                           FINANCIAL HIGHLIGHTS

                                                                               YEAR ENDED DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH
PERIOD                                                       2002          2001          2000          1999          1998
=========================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                    $   15.40     $   28.53     $   43.67     $   19.62     $   17.05
-------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                             0.07          0.02         (0.26)        (0.13)         0.03
Net realized and unrealized gain (loss) on investments
 and foreign currency transactions                          (2.20)        (5.12)        (9.75)        24.52          2.76
-------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                         (2.13)        (5.10)       (10.01)        24.39          2.79
-------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                                   --            --            --         (0.34)
From net realized gain and unrealized gain reportable
 for federal income taxes                                      --         (8.03)        (5.13)           --            --
-------------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                --         (8.03)        (5.13)        (0.34)        (0.22)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $   13.27     $   15.40     $   28.53     $   43.67     $   19.62
=========================================================================================================================
Total Return(b)                                            (13.83)%      (21.27)%      (27.84)%      126.37%        16.33%
-------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses (c)                                                 1.47%         1.43%         1.41%         1.49%         1.55%
Net investment income (loss) (c)                             0.46%         0.10%        (0.68)%       (0.49)%        0.16%
Portfolio turnover rate                                        54%           56%           67%           75%           56%
Net assets, end of period (000's)                       $ 216,084     $ 230,626     $ 271,675     $ 311,331     $ 141,253

----------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions are reinvested.

(c) The benefits derived from custody fees paid indirectly had no impact.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report

WANGER TWENTY                                      FINANCIAL HIGHLIGHTS

                                                                                                        FEBRUARY 1,
                                                                                                          19THROUGH
                                                                      YEAR ENDED DECEMBER 31,          DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD                                                       2002           2001           2000           1999
===================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                          $  15.36       $  14.08       $  13.43       $  10.00
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                                          (0.09)         (0.05)         (0.03)         (0.08)
Net realized and unrealized gain (loss) on
 investments                                                     (1.08)          1.33           1.23           3.51
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (1.17)          1.28           1.20           3.43
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                                     --             --          (0.55)            --
-------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to
    Shareholders                                                    --             --          (0.55)            --
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                $  14.19       $  15.36       $  14.08       $  13.43
===================================================================================================================
Total Return(b)                                                  (7.62)%         9.09%          9.45%(c)      34.30%(c)(d)
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                          1.18%(e)       1.33%(e)       1.39%(f)       1.41%(f)(g)
Net investment loss                                              (0.62)%(e)     (0.34)%(e)     (0.24)%(f)     (0.77)%(f)(g)
Reimbursement                                                       --             --           0.21%          0.71%(g)
Portfolio turnover rate                                             45%            76%            86%           113%(g)
Net assets, end of period (000's)                             $ 26,124       $ 21,429       $ 12,129       $  6,570

----------
(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of its expenses, total return would have been reduced.

(d) Not annualized.

(e) The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively, for the year ended December 31, 2000 and 1.35% and (0.71%), respectively, for the period ended December 31, 1999.

(g) Annualized.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report


WANGER FOREIGN FORTY                                 FINANCIAL HIGHLIGHTS

                                                                                                        FEBRUARY 1,
                                                                                                       1999 THROUGH
                                                                       YEAR ENDED DECEMBER 31,         DECEMBER 31,
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD                                                       2002           2001           2000           1999
===================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                          $  11.64       $  17.29       $  18.39       $  10.00
-------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                  0.04          (0.03)         (0.04)         (0.01)
Net realized and unrealized gain (loss) on
 investments and foreign currency transactions                   (1.82)         (4.46)         (0.10)          8.40
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              (1.78)         (4.49)         (0.14)          8.39
-------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                          --          (0.02)         (0.01)            --
From net realized capital gains                                     --          (1.14)         (0.95)            --
-------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders                     --          (1.16)         (0.96)            --
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                $   9.86       $  11.64       $  17.29       $  18.39
===================================================================================================================
Total Return(b)                                                 (15.29)%(c)    (26.61)%        (1.58)%(c)     83.90%(c)(d)

RATIOS TO AVERAGE NET ASSETS:
Expenses                                                          1.45%(e)       1.45%(e)       1.45%(e)       1.59%(f)(g)
Net investment income (loss)                                      0.35%(e)      (0.20)%(e)     (0.20)%(e)     (0.10)%(f)(g)
Reimbursement                                                     0.10%            --           0.23%          1.86%(g)
Portfolio turnover rate                                            113%            72%            96%            91%(g)
Net assets, end of period (000's)                             $ 14,083       $ 15,431       $ 15,496       $  5,826

----------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would be reduced.

(d) Not annualized.

(e) The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and 0.04%, respectively, for the period ended December 31, 1999.

(g) Annualized.

See accompanying notes to financial statements.

                                        Wanger Advisors Trust 2002 Annual Report
NOTES TO FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS

Wanger U.S. Smaller Companies (known prior to May 1, 2002 as Wanger U.S. Small
Cap), Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty (the "Funds") are series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION
Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

REPURCHASE AGREEMENTS
The Funds may engage in repurchase agreement transactions. The Funds, through their custodians, receive delivery of underlying securities collateralizing repurchase agreements. The Funds' investment advisor determines that the value of the underlying securities is at all times at least equal to the resale price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

FOREIGN CURRENCY TRANSLATIONS
Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODY FEES
Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES
The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded on the ex-date.

3.  FEDERAL TAX INFORMATION
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for; income from Real Estate Investment Trusts ("REITs"), deferral of losses from wash sales, foreign currency transactions, net operating losses, treatment of passive foreign investment company ("PFIC's") gains, capital loss carryforwards, non-deductible expenses and post-October losses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.
   For the year ended December 31, 2002, permanent items identified and reclassified among the components of net assets are as follows:

                        UNDISTRIBUTED       ACCUMULATED                         UNREALIZED
                        NET INVESTMENT     NET REALIZED         PAID-IN        APPRECIATION
                            INCOME            LOSS              CAPITAL        (DEPRECIATION)
                        --------------     ------------         -------        --------------
Wanger U.S.
 Smaller
 Companies               $   2,333,30      $     34,913      $ (2,368,213      $         --
Wanger
 International
 Small Cap                   (249,204)       (1,517,720)               --         1,766,924
Wanger Twenty                 148,168                --          (148,168)               --
Wanger Foreign
 Forty                         (1,450)           (8,935)               --            10,385

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

The tax character of distributions paid during 2002 and 2001 was as follows:

                                         YEARS ENDED DECEMBER 31,
                                        2002                  2001
                         ------------------------------------------------------------------
                             ORDINARY        LONG-TERM         ORDINARY          LONG-TERM
                              INCOME       CAPITAL GAIN         INCOME         CAPITAL GAIN
                         ------------------------------      ------------------------------
Wanger U.S. Smaller
 Companies                         --                --      $    275,386                --
Wanger International
 Small Cap                         --                --        25,006,153        53,687,433
Wanger Twenty                      --                --                --                --
Wanger Foreign Forty               --                --           876,913           454,935

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                         UNDISTRIBUTED      UNDISTRIBUTED      UNREALIZED
                           ORDINARY         LONG-TERM         APPRECIATION/
                            INCOME         CAPITAL GAINS      DEPRECIATION
                         -------------     --------------    --------------
Wanger U.S. Smaller
 Companies                  $      --           $      --    $ 51,473,383
Wanger International
 Small Cap                    774,792                  --      (28,818,497)
Wanger Twenty                      --                  --         2,154,658
Wanger Foreign Forty           49,697                  --          (405,462)

The difference between book-basis and tax-basis unrealized appreciation (depreciation), if applicable, is attributable primarily to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain PFIC's and foreign currency transactions and return of capital on REITs.
     The following capital loss carryforwards are available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

                                   WANGER           WANGER
                                U.S. SMALLER     INTERNATIONAL
YEAR OF EXPIRATION               COMPANIES        SMALL CAP
                                ------------     -------------
2008                            $  7,245,899     $          --
2009                              23,984,483        55,963,354
2010                              12,034,012        36,103,589
                                ------------     -------------
Total                           $ 43,264,394     $  92,066,943

                                   WANGER           WANGER
YEAR OF EXPIRATION                 TWENTY        FOREIGN FORTY
                                ------------     -------------
2009                            $    512,219     $   3,168,366
2010                                      --         3,638,146
                                ------------     -------------
Total                           $    512,219     $   6,806,512

     Expired capital loss carryforwards, if any, are recorded as a reduction of paid-in capital.

     Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of December 31, 2002, for federal income tax purposes, post-October losses were deferred to January 1, 2003 as follows:

Wanger U.S. Smaller Companies               $ 8,177,158
Wanger International Small Cap                       --
Wanger Twenty                                        --
Wanger Foreign Forty                            493,942

     Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in PFIC's for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:

                                             WANGER             WANGER
                                          INTERNATIONAL         FOREIGN
                                            SMALL CAP            FORTY
                                          -------------        ---------
Cumulative unrealized appreciation
 on PFIC's recognized in prior years
 at December 31, 2001                     $   1,766,924        $  10,385

Unrealized appreciation on PFIC's
 recognized for federal income tax
 purposes during 2002                                --               --

Unrealized appreciation recognized in
 prior years on PFIC's sold during 2002      (1,766,924)         (10,385)
                                          -------------        ---------
Cumulative unrealized appreciation on
 PFIC's carried forward at
 December 31, 2002                        $          --        $      --
                                          =============        =========

4. TRANSACTIONS WITH AFFILIATES
The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("Liberty WAM") an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for overall management of each Fund's business affairs. Each Fund pays Liberty WAM a monthly advisory fee based upon average daily net assets at the following annual rates:

WANGER U.S. SMALLER COMPANIES

Average Daily Net Assets
   For the first $100 million          1.00%
   Next $150 million                    .95%
   In excess of $250 million            .90%

WANGER INTERNATIONAL SMALL CAP

Average Daily Net Assets
   For the first $100 million          1.30%
   Next $150 million                   1.20%
   In excess of $250 million           1.10%

WANGER TWENTY
On average daily net assets      .95%

WANGER FOREIGN FORTY
On average daily net assets      1.00%

     The investment advisory agreement also provides that Liberty WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of average daily net assets.

                                             YEAR ENDED
                                      DECEMBER 31, 2002
Wanger U.S. Smaller Companies                    2.00%
Wanger International Small Cap                   2.00%
Wanger Twenty                                    1.35%
Wanger Foreign Forty                             1.45%

     Certain officers and trustees of the Trust are also officers of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. The Fund paid the following trustees' fees and expenses to trustees not affiliated with Liberty WAM:

                                             YEAR ENDED
                                      DECEMBER 31, 2002
Wanger U.S. Smaller Companies                  $ 70,151
Wanger International Small Cap                   33,206
Wanger Twenty                                    3,747
Wanger Foreign Forty                             3,034

     Liberty Funds Distributor, Inc. ("LFD") an indirect subsidiary of Fleet serves as the principal underwriter of the Trust and receives no compensation for its services.
     During the year ended December 31, 2002, the Funds engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                PURCHASES       SALES
---------------------------------------------------------
Wanger U.S. Smaller
   Companies                   $        --    $        --
Wanger International
   Small Cap                     2,448,735      8,277,631
Wanger Twenty                       64,000             --
Wanger Foreign Forty               456,736         54,749

5. BORROWING ARRANGEMENTS
The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the year ended December 31, 2002.

6. FUND SHARE TRANSACTIONS
Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALLER                    YEAR ENDED         YEAR ENDED
COMPANIES                       DECEMBER 31, 2002  DECEMBER 31, 2001

Shares sold                             6,859,016          5,138,267
Shares issued in reinvestment
 of dividend and capital gain
 distributions                                 --             14,578
--------------------------------------------------------------------
                                        6,859,016          5,152,845
Less shares redeemed                    3,775,228          2,930,905
--------------------------------------------------------------------
Net increase in shares                  3,083,788          2,221,940
outstanding

WANGER INTERNATIONAL                   YEAR ENDED         YEAR ENDED
SMALL CAP                       DECEMBER 31, 2002  DECEMBER 31, 2001

Shares sold                            22,143,427         30,073,056
Shares issued in
 reinvestment
 of capital gain
 distributions                                 --          4,496,664
--------------------------------------------------------------------
                                       22,143,427         34,569,720
Less shares redeemed                   20,832,143         29,121,025
--------------------------------------------------------------------
Net increase in shares
 outstanding                            1,311,284          5,448,695

WANGER TWENTY                          YEAR ENDED         YEAR ENDED
                                DECEMBER 31, 2002  DECEMBER 31, 2001
Shares sold                               842,336            770,791
--------------------------------------------------------------------
Less shares redeemed                      395,508            237,578
--------------------------------------------------------------------
Net increase in shares
outstanding                               446,828            533,213


WANGER FOREIGN FORTY                   YEAR ENDED         YEAR ENDED
                                DECEMBER 31, 2002  DECEMBER 31, 2001
Shares sold                             3,006,672          5,410,460
Shares issued in
  reinvestment
  of dividend and capital gain
  distributions                                --            103,485
--------------------------------------------------------------------
                                        3,006,672          5,513,945
Less shares redeemed                    2,904,415          5,084,229
--------------------------------------------------------------------
Net increase in shares
 outstanding                              102,257            429,716

7. INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2002 were:

                         WANGER U.S.          WANGER         WANGER         WANGER
                             SMALLER   INTERNATIONAL         TWENTY  FOREIGN FORTY
                           COMPANIES       SMALL CAP
PURCHASES              $ 141,924,308   $ 138,723,445  $  16,528,788   $ 15,962,421
SALES                     74,522,553     117,011,596     10,031,771     15,512,886

                                        Wanger Advisors Trust 2002 Annual Report

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Wanger Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the statements of investments of Wanger U.S. Smaller Companies, Wanger International Small Cap, Wanger Twenty and the Wanger Foreign Forty portfolios, comprising the Wanger Advisors Trust, as of December 31, 2002, the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds of the Wanger Advisors Trust as of December 31, 2002, the results of their operations and changes in their net assets and financial highlights for the periods indicated therein, in conformity with accounting principles generally acceptedin the United States.

                                                               ERNST & YOUNG LLP
Chicago, Illinois
February 7, 2003

                                        Wanger Advisors Trust 2002 Annual Report

BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

     The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the four series of the Trust. Mr. Wanger also serves as a trustee for each of the six series of Liberty Acorn Trust.

  NAME, POSITION(S) WITH        YEAR FIRST
  WANGER ADVISORS TRUST         ELECTED OR
       AND AGE AT              APPOINTED TO   PRINCIPAL OCCUPATION(S) DURING                    OTHER
     JANUARY 1, 2003             OFFICE            PAST FIVE YEARS                            DIRECTORSHIPS
     ---------------           ------------   ------------------------------                  -------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:

  FRED D. HASSELBRING, 61,      1994        Retail industry, general project                  None.
  Trustee                                   development and business
                                            computer systems consultant; voice
                                            over specialist for industrial and
                                            institutional applications.

  P. MICHAEL PHELPS, 69,        1994        Retired since January 31, 1998;                   None.
  Trustee                                   prior thereto, vice president
                                            and corporate secretary, Morton
                                            International, Inc.

  PATRICIA H. WERHANE, 67,      1998        Ruffin Professor of Business Ethics,              None.
  Trustee                                   Darden Graduate School
                                            of Business Administration,
                                            University of Virginia, since 1993;
                                            Co-Director of the Olsson Center for
                                            Applied Ethics, Darden Graduate
                                            School of Business Administration,
                                            University of Virginia, since
                                            September 2001.

TRUSTEES WHO ARE AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

  RALPH WANGER, 68,             1994        President, chief investment officer and portfolio Liberty
  Trustee and President*                    manager,                                          Acorn
                                            Liberty WAM since July 1992; president, Liberty   Trust.
                                            Acorn Trust;
                                            principal, WAM from July 1992 until September 29,
                                            2000;
                                            president, WAM Ltd. from July 1992 to September
                                            29, 2000;
                                            president and director, WAM Acquisition GP, Inc.
                                            since
                                            September 29, 2000; director, Wanger Investment
                                            Company plc.

OFFICERS OF WANGER ADVISORS
TRUST:

  J. KEVIN CONNAUGHTON, 38,     2001        Treasurer of the Liberty Funds and of the Liberty None.
  Assistant Treasurer                       All-Star Funds
                                            since December 2000 (formerly controller of the
                                            Liberty Funds
                                            and of the Liberty All-Star Funds from February
                                            1998 to
                                            October 2000); treasurer of the Stein Roe Funds
                                            since
                                            February 2001 (formerly controller from May 2000
                                            to
                                            February 2001); Treasurer of the Galaxy Funds
                                            since
                                            September 2002; senior vice president of Liberty
                                            Funds Group
                                            since January 2001 (formerly vice president of
                                            Colonial Management
                                            Associates since February 1998 to October 2000);
                                            senior tax manager,
                                            Coopers & Lybrand, LLP from April 1996 to January
                                            1998.

  KEVIN S. JACOBS, 41,          2001        Assistant vice president, Liberty Funds Group     None.
  Assistant                                 since
                                            Secretary June 2000; senior legal
                                            product manager, First Union Corp.
                                            September 1999 to June 2000; prior
                                            thereto, senior legal product
                                            manager, Colonial Management
                                            Associates.

  KENNETH A. KALINA, 43,        1995        Chief financial officer, Liberty WAM since April  None.
  Assistant                                 2000; assistant
                                            Treasurer treasurer, Liberty Acorn
                                            Trust; fund controller, Liberty WAM
                                            since September 1995; director, New
                                            Americas Small Cap Fund.

 NAME, POSITION(S) WITH        YEAR FIRST
  WANGER ADVISORS TRUST        ELECTED OR
       AND AGE AT             APPOINTED TO    PRINCIPAL OCCUPATION(S) DURING                  OTHER
    JANUARY 1, 2003             OFFICE          PAST FIVE YEARS                               DIRECTORSHIPS
-----------------------       ------------    ------------------------------                  -------------
OFFICERS OF WANGER ADVISORS TRUST (CONTINUED):

  BRUCE H. LAUER, 45,           1995          Chief operating officer, Liberty WAM since      None.
  Vice President, Secretary                   April 1995;
  and Treasurer                               principal, WAM from January 2000 to September
                                              29, 2000;
                                              vice president, treasurer and secretary,
                                              Liberty Acorn Trust;
                                              director, Wanger Investment Company plc and New
                                              Americas Small Cap Fund.

  JEAN LOEWENBERG, 57,          2002          General counsel, Columbia Management Group,     None.
  Assistant Secretary                         Inc. since
                                              December 2001; senior
                                              vice president since November 1996
                                              and assistant general counsel
                                              since September 2002, Fleet
                                              National Bank.

  CHARLES P. MCQUAID, 49,       1994          Director of research, Liberty WAM since July    Liberty
  Senior Vice President                       1992; principal,
                                              WAM from July 1995 to September 29, 2000;       Acorn
                                              trustee and senior
                                              vice president, Liberty Acorn Trust.            Trust.

  ROBERT A. MOHN, 41,           1997          Analyst and portfolio manager, Liberty WAM      None.
  Vice President                              since August
                                              1992; principal, WAM
                                              from 1995 to September 29, 2000;
                                              vice president, Liberty Acorn
                                              Trust.

  TODD NARTER, 38,              2001          Analyst and portfolio manager, Liberty WAM      None.
  Vice President                              since June 1997;
                                              vice president, Liberty Acorn Trust.

  CHRISTOPHER OLSON, 38,        2001          Analyst and portfolio manager, Liberty WAM      None.
  Vice President                              since January
                                              2001; vice president,
                                              Liberty Acorn Trust; prior
                                              thereto, director and portfolio
                                              strategy analyst with UBS Asset
                                              Management/Brinson Partners.

  JOHN H. PARK, 35,             1998          Analyst and portfolio manager, Liberty WAM      None.
  Vice President                              since July 1993;
                                              principal, WAM from 1998
                                              to September 29, 2000; vice
                                              president, Liberty Acorn Trust.

  VINCENT P. PIETROPAOLO, 37,   2001          Vice president and counsel, Liberty Funds Group None.
  Assistant Secretary                         since
                                              December 1999;
                                              Associate, Morgan Lewis & Bockius,
                                              October 1998 to December 1999;
                                              product manager, Putnam
                                              Investments from April 1997 to
                                              October 1998.

  JOSEPH TURO, 35,              2002          Assistant general counsel, Columbia Management  None.
  Assistant Secretary                         Group, Inc.
                                              since January 2002;
                                              senior counsel, Fleet National
                                              Bank since August 1997; prior
                                              thereto, associate, Ropes & Gray.

  LEAH J. ZELL, 53,             1994          Analyst, and portfolio manager, Liberty WAM     None.
  Vice President*                             since July 1992;
                                              vice president, Liberty
                                              Acorn Trust; director and managing
                                              member of trust committee, Chai
                                              Trust Company.

     The address for the trustees and officers of the Trust is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.
     Wanger's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

      Liberty Wanger Asset Management, L.P.
      Shareholder Services Group
      227 West Monroe, Suite 3000
      Chicago, IL 60606
      (800) 4-WANGER (800-492-6437)
      www.wanger.com

* Mr. Wanger and Ms. Zell are married to each other.

[GRAPHIC]

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
Liberty Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISOR
Liberty Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois

INDEPEDENT AUDITORS
Ernst & Young LLP
Chicago, Illinois

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

[KEYPORT LOGO]

P.O. Box 9133
Wellesley Hills, MA 02481


                                                 ANN-02/456M-0103 (2/03) 03/0307